UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant:	Vanguard World Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2020—August 31, 2021

Item 1: Reports to Shareholders

Annual Report   |   August 31, 2021
Vanguard U.S. Growth Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Trustees Approve Advisory Arrangement	29
Liquidity Risk Management	31
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard U.S. Growth Fund returned 27.52% for Investor Shares and 27.64% for Admiral Shares for the 12 months ended August 31, 2021. The fund’s benchmark returned 28.53%.
•	Stocks finished the fiscal year significantly higher as the global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that were more successful in containing the virus generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound.
•	Value stocks generally outperformed growth stocks and small-capitalization stocks outperformed mid- and large-cap stocks. The U.S. stock market rebounded more strongly than both developed markets outside the United States and emerging markets.
•	Nine of the fund’s 11 sectors produced strong double-digit returns. Compared with the benchmark, industrials, consumer staples, and health care stocks contributed positively to relative performance. Communications services, information technology, and real estate were the fund’s biggest detractors.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
1

Advisors’ Report
For the 12 months ended August 31, 2021, Vanguard U.S. Growth Fund returned 27.52% for Investor Shares and 27.64% for Admiral Shares. It underperformed its benchmark, the Russell 1000 Growth Index, which returned 28.53%. Your fund is managed by four advisors. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The table on page 6 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on September 15, 2021.
Wellington Management Company llp
Portfolio Manager:
Andrew J. Shilling, CFA,
Senior Managing Director
We aim for our portion of the portfolio to outperform growth benchmarks and, over the longer term, the broader market. Our investment approach is based on identifying companies with a clear competitive advantage that will enable them to sustain above-average growth. We take a long-term perspective because we believe that investors often underestimate the potential for growth.
U.S. equities, as measured by the Standard & Poor’s 500 Index, gained 31.2% during the period. Value stocks outperformed growth, and small-capitalization companies outpaced their large-cap counterparts.
Notable contributors to performance included American Express, a consumer finance company; Blackstone, a financial services firm specializing in alternative investments; and ZoomInfo Technologies, a cloud-based platform for B2B sales, marketing, and recruiting professionals.
Detractors included Fidelity National Information Services, a provider of payment processing and banking software solutions, and Mastercard, a dominant credit card payment network. Not owning Moderna, a biotechnology company, also hurt relative performance.
The portfolio ended the fiscal year most overweight in information technology and communications services and most underweight in consumer discretionary and health care.
We remain true to our process, seeking to invest in companies with deep competitive advantages, strong balance sheets, experienced management teams, and the ability to sustain above-average growth.

2

Jennison Associates LLC
Portfolio Managers:
Kathleen A. McCarragher, Managing Director
Blair A. Boyer, Managing Director
Growing confidence about a COVID-19 vaccine at the beginning of the period led to a rally in equity sectors that had been hurt most by the pandemic. Earnings multiples of secular growth companies retreated last fall though some growth stocks have recently resumed their climb, led by strong business fundamentals and earnings. As the economy rebounded, concerns about inflation increased.
The portfolio’s most significant themes were materially unchanged. Many of the companies we own provide transformative technologies that are being integrated into fundamental business models of both well-established and emerging companies. The importance of this technology ecosystem became clearer when the pandemic accelerated the pace of digitization.
Positions in consumer discretionary were strong contributors to performance during the 12 months. Tesla surged on impressive financial results made possible by increased capacity and strong execution. Mercado Libre demonstrated operational success during the pandemic, enhancing its market-leading position in Brazil. We exited positions in Alibaba and Tencent because of heightened risk from increased regulatory oversight by Chinese authorities.
Holdings in information technology were strong performers but did not keep up with the benchmark sector. Shopify, as well as fintech companies Adyen, Square, and PayPal, were significant contributors, benefiting from strong growth in addition to growing strategic relevance during the pandemic.
Positions in communications services were strong performers but also trailed the benchmark. Alphabet stood out because of growth in its search businesses and in cloud computing services.
Holdings in health care were the largest detractors. We exited BioMarin, Vertex, and Sarepta Therapeutics as each company encountered regulatory or clinical development issues related to key pipeline opportunities. We added Eli Lilly on optimism about its new Alzheimer’s drug.
We continue to invest in fundamentally strong companies with compelling secular growth that are poised to show increasingly attractive growth relative to the market.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Tom Slater, Investment Manager, Partner
Gary Robinson, Investment Manager, Partner
As we reflect on the past year, we are reminded of the extraordinary capacity of people to adapt. Working patterns and
3

operating environments that once felt deeply unusual have become part of daily routines. The coronavirus pandemic has provided the dominant context, but that does not tell us much about the next five years other than underscoring the extent to which technological progress has made society more resilient. Many of our portfolio holdings have performed well in this environment.
Moderna, a mRNA biotechnology company, was the largest contributor to returns as its COVID-19 vaccine reached millions of people. We are excited to see how the company will use its vaccine revenues to accelerate R&D. Tesla also contributed as it continued to scale vehicle production. While we remain enthusiastic about the firm’s potential, we reduced our position in early 2021.
Wayfair, an online home furnishing retailer, detracted from returns. We think it is in a materially stronger competitive position versus traditional retailers and that the potential for furnishings retail to consolidate around Wayfair is not reflected in the share price. Vroom, an online used car dealership, was also a detractor, facing inventory management and staffing challenges in an unusual environment. This could be a formative experience for the company, and its potential to become a major player in used car sales remains attractive in our view.
The influence of technology continues to spread, and the U.S. remains a hotbed for innovation. We expect this to accelerate as business and society rebuild themselves through online infrastructure.
We are much closer to the beginning of this diffusion than most appreciate. We are encouraged by the variety of ideas available to us and expect new and disruptive companies to continue to challenge existing holdings.
Vanguard Quantitative Equity Group
Portfolio Managers:
Cesar Orosco
Binbin Guo, Principal, Head of Alpha Equity Investments
The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound. Because the 12 months under review reflect the recovery in stocks following the sharp downturn at the start of the pandemic, results were excellent.
Although it’s important to understand how overall performance is affected by such macro factors, our approach to investing focuses on specific fundamentals. We believe that attractive stocks exhibit several key characteristics, including high quality—healthy balance sheets and steady cash-flow generation; effective management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—the ability to grow earnings year after year; strong market
4

sentiment—market confirmation of our view; and reasonable valuation—shares that are not overpriced. During the period, we added a sixth criterion, a defensive model that evaluates heavily shorted stocks, as this can signal concerns over future company prospects.
Using these six themes, we generate a daily composite stock ranking. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).
Quantitative strategies tend to have greater exposure to value stocks and generally benefited as value outperformed growth for the fiscal year. Our growth, value, defensive, and quality models contributed to our relative performance, while our management decisions and momentum models detracted.
Our strongest sector results were in information technology, primarily because of strong stock selection in software companies. Our portfolio also benefited from our positions in consumer discretionary and materials. Stock selection in industrials and consumer staples detracted.
At the stock level, top contributors included overweighted positions in IT companies—Fortinet, Teradata, Atlassian, and Square—as well as an underweight to Apple, which underperformed. Overweights to Equinix in the real estate sector and GoDaddy in information technology were the biggest detractors. Underweights to information technology companies NVIDIA and Applied Materials also detracted, as did Moderna in the health care sector.
5

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	29	15,977	Employs proprietary fundamental research and a rigorous valuation discipline in an effort to invest in high-quality, large-cap, sustainable-growth companies. The investment approach is based on the belief that stock prices often overreact to short-term trends and that bottom-up, intensive research focused on longer-term fundamentals can be used to identify stocks that will outperform the market over time.
Jennison Associates LLC	28	15,377	Uses a research-driven, fundamental investment approach that relies on in-depth company knowledge gleaned through meetings with management, customers, and suppliers.
Baillie Gifford Overseas Ltd.	27	14,724	Uses an active, bottom-up approach to identify exceptional growth companies and own them for long periods. Such companies have special cultures, address large market opportunities, and enjoy sustainable competitive advantages. This approach is based on the belief that these factors drive long-term returns, and a long investment horizon enables the inherent asymmetry of equity market returns to be captured.
Vanguard Quantitative Equity Group	15	8,361	Employs a quantitative fundamental management approach, using models that assess valuation, market sentiment, earnings quality and growth, and management decisions of companies versus their peers.
Cash Investments	1	506	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended August 31, 2021
	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return
U.S. Growth Fund
Investor Shares	$1,000.00	$1,144.70	$2.05
Admiral™ Shares	1,000.00	1,145.30	1.51
Based on Hypothetical 5% Yearly Return
U.S. Growth Fund
Investor Shares	$1,000.00	$1,023.29	$1.94
Admiral Shares	1,000.00	1,023.79	1.43
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

U.S. Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
U.S. Growth Fund Investor Shares	27.52%	26.03%	20.34%	$63,713
Russell 1000 Growth Index	28.53	24.35	19.45	59,135
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	44,721

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
U.S. Growth Fund Admiral Shares	27.64%	26.17%	20.50%	$322,601
Russell 1000 Growth Index	28.53	24.35	19.45	295,674
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	223,607
See Financial Highlights for dividend and capital gains information.
9

U.S. Growth Fund
Fund Allocation
As of August 31, 2021
Communication Services	15.2%
Consumer Discretionary	20.9
Consumer Staples	2.3
Energy	0.1
Financials	3.3
Health Care	10.9
Industrials	3.9
Information Technology	42.4
Materials	0.2
Real Estate	0.8
Utilities	0.0
Other	0.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
10

U.S. Growth Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.4%)
Communication Services (15.0%)
*	Alphabet Inc. Class C	679,994	1,978,266
*	Facebook Inc. Class A	4,836,886	1,835,018
*	Netflix Inc.	1,786,311	1,016,750
*	Alphabet Inc. Class A	277,945	804,359
*	Snap Inc. Class A	9,662,545	735,416
*	Roku Inc.	1,624,524	572,482
*	Match Group Inc.	2,644,834	363,506
*	ZoomInfo Technologies Inc. Class A	3,874,740	252,594
*	Pinterest Inc. Class A	3,005,696	167,027
*	Spotify Technology SA	653,258	153,085
*	Zillow Group Inc. Class A	1,314,557	125,672
*	Walt Disney Co.	633,568	114,866
*	Bumble Inc. Class A	986,081	53,741
	Activision Blizzard Inc.	268,449	22,112
*	Take-Two Interactive Software Inc.	71,237	11,485
*	Playtika Holding Corp.	413,599	10,915
	Nexstar Media Group Inc. Class A	44,416	6,651
*	Madison Square Garden Sports Corp.	8,718	1,576
			8,225,521
Consumer Discretionary (20.6%)
*	Amazon.com Inc.	975,887	3,387,099
*	Tesla Inc.	2,363,740	1,739,051
*	Wayfair Inc. Class A	2,553,077	716,776
*	Carvana Co. Class A	1,497,390	491,234
*	Lululemon Athletica Inc.	1,193,522	477,612
*	MercadoLibre Inc.	221,827	414,251
	TJX Cos. Inc.	5,586,625	406,259
*	Airbnb Inc. Class A	2,533,616	392,685
*	Chegg Inc.	4,094,066	340,708
	LVMH Moet Hennessy Louis Vuitton SE	443,843	328,804
	NIKE Inc. Class B	1,908,812	314,458
*,1	Chewy Inc. Class A	3,407,210	300,243
	Home Depot Inc.	704,847	229,907
*	DraftKings Inc. Class A	3,452,507	204,699
*	Peloton Interactive Inc. Class A	1,895,845	189,945
*	Vroom Inc.	5,437,653	146,055
*	Burlington Stores Inc.	436,022	130,584
*	DoorDash Inc. Class A	584,177	111,811
*	Booking Holdings Inc.	48,526	111,594
		Shares	Market Value• ($000)
*	Coursera Inc.	2,842,245	109,341
*	Stitch Fix Inc. Class A	2,564,530	107,479
*	Hilton Worldwide Holdings Inc.	835,131	104,274
	Lowe's Cos. Inc.	410,219	83,640
	Starbucks Corp.	399,440	46,930
*	Etsy Inc.	186,737	40,384
	H&R Block Inc.	1,569,494	40,257
	Best Buy Co. Inc.	325,865	37,967
	Bath & Body Works Inc.	516,766	34,871
*	Duolingo Inc.	260,376	33,734
	Yum! Brands Inc.	247,964	32,491
	Polaris Inc.	244,746	29,311
	Tempur Sealy International Inc.	578,796	25,872
*	Boyd Gaming Corp.	371,113	22,775
*	Victoria's Secret & Co.	267,039	17,705
	Ross Stores Inc.	139,955	16,571
*	Tapestry Inc.	408,559	16,473
	Wendy's Co.	506,215	11,653
	McDonald's Corp.	40,898	9,712
*	frontdoor Inc.	201,139	8,774
*	AutoZone Inc.	5,556	8,607
*	Deckers Outdoor Corp.	19,476	8,150
*	NVR Inc.	1,337	6,926
*	Ulta Beauty Inc.	13,380	5,182
	Darden Restaurants Inc.	34,063	5,132
	Columbia Sportswear Co.	42,538	4,339
	Williams-Sonoma Inc.	19,409	3,624
	Travel + Leisure Co.	46,857	2,566
*	Chipotle Mexican Grill Inc. Class A	1,294	2,463
	Wyndham Hotels & Resorts Inc.	30,016	2,182
	Domino's Pizza Inc.	3,852	1,991
	Service Corp. International	28,051	1,760
*	Six Flags Entertainment Corp.	41,035	1,733
	Churchill Downs Inc.	7,615	1,603
			11,320,247
Consumer Staples (2.3%)
	Estee Lauder Cos. Inc. Class A	977,524	332,837
	Costco Wholesale Corp.	581,111	264,690
11

U.S. Growth Fund
		Shares	Market Value• ($000)
	Constellation Brands Inc. Class A	1,099,071	232,058
*	Monster Beverage Corp.	1,715,710	167,402
	Altria Group Inc.	1,234,348	62,001
*	Herbalife Nutrition Ltd.	813,758	41,778
	Hershey Co.	206,619	36,716
*	Darling Ingredients Inc.	447,367	33,329
	Coca-Cola Co.	358,442	20,184
	PepsiCo Inc.	112,442	17,585
[1]	Albertsons Cos. Inc. Class A	425,620	12,922
*	Pilgrim's Pride Corp.	410,619	11,432
			1,232,934
Energy (0.1%)
	Schlumberger NV	1,872,635	52,509
	EOG Resources Inc.	335,457	22,650
	Halliburton Co.	178,553	3,567
			78,726
Financials (3.3%)
	MarketAxess Holdings Inc.	855,165	406,990
	First Republic Bank	1,919,504	381,866
	S&P Global Inc.	341,305	151,478
*,1	Lemonade Inc.	1,982,279	149,741
	Blackstone Inc.	1,143,411	143,761
	American Express Co.	693,283	115,057
	Marsh & McLennan Cos. Inc.	714,183	112,270
*	Markel Corp.	72,385	91,947
*	Coinbase Global Inc. Class A	278,084	72,024
	Goldman Sachs Group Inc.	114,933	47,526
	Synchrony Financial	815,870	40,590
	SLM Corp.	2,005,764	37,608
	Discover Financial Services	225,253	28,882
	Primerica Inc.	68,234	10,436
	Citizens Financial Group Inc.	183,066	8,016
	Everest Re Group Ltd.	17,889	4,739
*	Credit Acceptance Corp.	5,034	2,918
	Ameriprise Financial Inc.	6,197	1,691
	Raymond James Financial Inc.	11,996	1,678
			1,809,218
Health Care (10.7%)
*	Moderna Inc.	2,868,492	1,080,532
*	Illumina Inc.	1,414,891	646,832
*	ABIOMED Inc.	1,254,830	456,708
	Danaher Corp.	772,973	250,567
*	10X Genomics Inc. Class A	1,359,625	239,185
	UnitedHealth Group Inc.	571,669	237,969
*	Novocure Ltd.	1,771,882	237,804
	Eli Lilly & Co.	916,427	236,704
*	Alnylam Pharmaceuticals Inc.	984,554	198,319
*	Boston Scientific Corp.	4,303,172	194,288
*	Denali Therapeutics Inc.	3,342,326	177,812
*	Intuitive Surgical Inc.	156,928	165,333
*	Penumbra Inc.	565,961	155,611
*	Teladoc Health Inc.	1,024,306	147,930
		Shares	Market Value• ($000)
*	Seagen Inc.	851,132	142,650
*	BioNTech SE ADR	410,227	135,043
*	Glaukos Corp.	1,951,471	116,366
	Sartorius Stedim Biotech	160,639	97,439
	Zoetis Inc.	451,644	92,388
*	Mettler-Toledo International Inc.	47,466	73,707
	HCA Healthcare Inc.	251,749	63,687
*	Sana Biotechnology Inc.	2,456,509	58,932
	Thermo Fisher Scientific Inc.	102,225	56,730
*	Avantor Inc.	1,317,159	51,949
*	IQVIA Holdings Inc.	194,835	50,604
*	Veeva Systems Inc. Class A	146,401	48,602
*	Charles River Laboratories International Inc.	102,030	45,287
*,1	Recursion Pharmaceuticals Inc. Class A	1,610,000	40,604
	Cigna Corp.	187,646	39,715
*	Laboratory Corp. of America Holdings	123,909	37,591
*	Regeneron Pharmaceuticals Inc.	50,036	33,694
	Agilent Technologies Inc.	184,653	32,401
	AbbVie Inc.	259,102	31,294
	Humana Inc.	73,918	29,968
*	Biogen Inc.	59,753	20,251
	McKesson Corp.	90,846	18,545
	Johnson & Johnson	95,230	16,487
*	Align Technology Inc.	22,255	15,779
	Bruker Corp.	176,981	15,629
*	Waters Corp.	37,383	15,477
	Cardinal Health Inc.	274,847	14,427
	PerkinElmer Inc.	77,598	14,340
	Anthem Inc.	33,408	12,532
	Bristol-Myers Squibb Co.	162,721	10,880
*	IDEXX Laboratories Inc.	15,235	10,265
*	Tandem Diabetes Care Inc.	47,870	5,370
*	Incyte Corp.	60,515	4,629
	West Pharmaceutical Services Inc.	9,803	4,427
*	Amedisys Inc.	19,046	3,494
	Chemed Corp.	4,264	2,033
*	Hologic Inc.	25,418	2,012
*	DaVita Inc.	14,356	1,877
*	Syneos Health Inc.	18,588	1,725
	Encompass Health Corp.	21,308	1,672
*	Centene Corp.	20,264	1,276
			5,897,372
Industrials (3.8%)
	TransUnion	2,356,845	286,427
*	Uber Technologies Inc.	7,276,579	284,805
*	CoStar Group Inc.	3,235,180	274,149
*	Copart Inc.	1,372,858	198,131
	Watsco Inc.	703,107	195,759
	IHS Markit Ltd.	1,037,532	125,126
	Northrop Grumman Corp.	340,157	125,076
*	Airbus SE ADR	2,298,850	78,437

12

U.S. Growth Fund
		Shares	Market Value• ($000)
	United Parcel Service Inc. Class B	352,052	68,872
	Lockheed Martin Corp.	157,151	56,543
	Booz Allen Hamilton Holding Corp. Class A	455,909	37,343
	Allison Transmission Holdings Inc.	998,426	36,922
	IDEX Corp.	149,572	33,504
	Allegion plc	204,935	29,509
*	United Rentals Inc.	80,761	28,480
	Union Pacific Corp.	127,587	27,666
	Deere & Co.	62,390	23,585
	WW Grainger Inc.	48,677	21,111
	Landstar System Inc.	121,866	20,477
	Nielsen Holdings plc	783,905	16,823
	AGCO Corp.	118,316	16,283
*	Generac Holdings Inc.	36,126	15,786
	Robert Half International Inc.	131,032	13,549
	Old Dominion Freight Line Inc.	46,445	13,410
	Illinois Tool Works Inc.	53,892	12,549
	FedEx Corp.	37,701	10,017
	Caterpillar Inc.	47,044	9,920
*,1	Legalzoom.com Inc.	212,100	7,260
*	Middleby Corp.	29,472	5,392
	Lincoln Electric Holdings Inc.	32,406	4,524
	Toro Co.	37,833	4,159
*	XPO Logistics Inc.	46,076	4,004
*	GXO Logistics Inc.	46,076	3,769
	Expeditors International of Washington Inc.	28,727	3,581
	Donaldson Co. Inc.	35,024	2,373
	JB Hunt Transport Services Inc.	12,722	2,257
			2,097,578
Information Technology (41.7%)
	Microsoft Corp.	9,750,091	2,943,357
	Apple Inc.	19,290,828	2,928,926
*	Shopify Inc. Class A (XTSE)	1,442,924	2,200,142
	NVIDIA Corp.	5,849,019	1,309,303
*	Adobe Inc.	1,536,421	1,019,723
*	Trade Desk Inc. Class A	11,593,634	928,070
*	PayPal Holdings Inc.	3,019,642	871,650
	Mastercard Inc. Class A	2,136,787	739,820
*	Twilio Inc. Class A	1,967,904	702,463
	Visa Inc. Class A	2,894,917	663,225
*	salesforce.com Inc.	2,411,109	639,595
*	Square Inc. Class A	2,185,633	585,903
*,2	Adyen NV	159,439	515,319
*	Affirm Holdings Inc.	5,284,578	509,116
*	Workday Inc. Class A	1,734,837	473,888
*	Zoom Video Communications Inc. Class A	1,477,616	427,770
*	Advanced Micro Devices Inc.	3,831,981	424,277
*	Cloudflare Inc. Class A	2,890,732	349,027
*	Snowflake Inc. Class A	1,022,610	311,231
*	Atlassian Corp. plc Class A	771,056	283,024
*	Crowdstrike Holdings Inc. Class A	965,363	271,267
*	ServiceNow Inc.	419,197	269,812
		Shares	Market Value• ($000)
*	Autodesk Inc.	760,815	235,921
	Global Payments Inc.	1,411,196	229,517
*	FleetCor Technologies Inc.	844,303	222,288
	Fidelity National Information Services Inc.	1,734,584	221,628
	Microchip Technology Inc.	1,334,082	209,931
*	Appian Corp. Class A	1,924,656	206,323
	Intuit Inc.	341,555	193,358
*	Datadog Inc. Class A	1,359,459	187,333
*	Avalara Inc.	987,432	177,442
	Accenture plc Class A	337,029	113,430
*	nCino Inc.	1,699,483	105,385
	QUALCOMM Inc.	696,129	102,115
	Marvell Technology Inc.	1,589,729	97,275
	Oracle Corp.	1,002,157	89,322
*	DocuSign Inc. Class A	275,884	81,728
	CDW Corp.	385,902	77,416
	Texas Instruments Inc.	372,392	71,093
	Lam Research Corp.	114,645	69,340
*,1	UiPath Inc. Class A	940,489	59,439
*	Cadence Design Systems Inc.	343,019	56,077
	Monolithic Power Systems Inc.	112,476	55,668
*	Gartner Inc.	166,693	51,465
*	Manhattan Associates Inc.	315,090	51,356
*	Teradata Corp.	937,329	51,262
*	Synopsys Inc.	152,813	50,771
*	Dropbox Inc. Class A	1,529,225	48,492
*	Okta Inc.	179,499	47,316
*	Fortinet Inc.	146,412	46,140
	Applied Materials Inc.	329,284	44,496
	Jabil Inc.	696,408	43,024
	HP Inc.	1,201,279	35,726
*	GoDaddy Inc. Class A	425,655	31,205
	Broadcom Inc.	49,243	24,484
	KLA Corp.	66,694	22,673
*	Fair Isaac Corp.	41,361	19,015
*	CommScope Holding Co. Inc.	1,091,494	17,246
*	Micron Technology Inc.	224,500	16,546
	Teradyne Inc.	135,660	16,475
*	EPAM Systems Inc.	24,086	15,242
	MKS Instruments Inc.	64,917	9,554
*	Qualtrics International Inc. Class A	208,064	9,421
*	Nutanix Inc. Class A	181,625	6,704
*	ON Semiconductor Corp.	131,415	5,830
*	FireEye Inc.	114,003	2,074
*	Enphase Energy Inc.	10,722	1,863
	NXP Semiconductors NV	7,613	1,638
			22,898,955
Materials (0.2%)
	Steel Dynamics Inc.	399,906	26,990
	Louisiana-Pacific Corp.	348,707	22,122
	Freeport-McMoRan Inc.	264,953	9,642
	Olin Corp.	170,082	8,477
	Westlake Chemical Corp.	87,055	7,604

13

U.S. Growth Fund
		Shares	Market Value• ($000)
	LyondellBasell Industries NV Class A	42,396	4,254
	Celanese Corp. Class A	10,565	1,676
	Dow Inc.	26,462	1,664
	RPM International Inc.	19,536	1,608
			84,037
Real Estate (0.7%)
*	Redfin Corp.	4,224,220	205,170
	Equinix Inc.	78,451	66,169
	Iron Mountain Inc.	992,955	47,414
	Simon Property Group Inc.	343,939	46,243
	Extra Space Storage Inc.	140,319	26,227
	Public Storage	23,307	7,542
	Lamar Advertising Co. Class A	38,955	4,434
*	CBRE Group Inc. Class A	17,628	1,698
			404,897
Utilities (0.0%)
	NRG Energy Inc.	200,865	9,173
	Brookfield Renewable Corp. Class A	39,321	1,723
			10,896
Total Common Stocks (Cost $27,829,924)			54,060,381
Preferred Stocks (0.0%)
[3]	Brookfield Property Pfd. L.P., 6.250%	11,490	297
*,3,4	WeWork Pfd. D1 PP (Acquired 12/8/14, Cost $2,412)	144,857	1,074
*,3,4	WeWork Pfd. D2 PP (Acquired 12/8/14, Cost $3,407)	204,614	1,518
Total Preferred Stocks (Cost $6,103)			2,889
Temporary Cash Investments (1.8%)
Money Market Fund (1.6%)
[5,6]	Vanguard Market Liquidity Fund, 0.068%	8,795,344	879,534
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreement (0.2%)
Fixed Income Clearing Corp. 0.050%, 9/1/21 (Dated 8/31/21, Repurchase Value $116,500,000, collateralized by Government National Mortgage Association 1.500%–8.500%, 1/20/24–8/20/51, with a value of $118,830,000)	116,500	116,500
Total Temporary Cash Investments (Cost $995,862)		996,034
Total Investments (100.2%) (Cost $28,831,889)		55,059,304
Other Assets and Liabilities—Net (-0.2%)		(114,768)
Net Assets (100%)		54,944,536
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $172,086,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, the aggregate value was $515,319,000, representing 0.9% of net assets.
3	Perpetual security with no stated maturity date.
4	Restricted securities totaling $2,592,000, representing 0.0% of net assets.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $176,686,000 was received for securities on loan.
ADR—American Depositary Receipt.
PP—Private Placement.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2021	1,981	447,756	21,476
E-mini S&P Mid-Cap 400 Index	September 2021	262	72,102	158
				21,634

See accompanying Notes, which are an integral part of the Financial Statements.
14

U.S. Growth Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $27,952,527)	54,179,770
Affiliated Issuers (Cost $879,362)	879,534
Total Investments in Securities	55,059,304
Investment in Vanguard	1,801
Cash	3,099
Cash Collateral Pledged—Futures Contracts	26,285
Receivables for Investment Securities Sold	38,990
Receivables for Accrued Income	15,957
Receivables for Capital Shares Issued	47,237
Total Assets	55,192,673
Liabilities
Payables for Investment Securities Purchased	6,202
Collateral for Securities on Loan	176,686
Payables to Investment Advisor	20,601
Payables for Capital Shares Redeemed	40,352
Payables to Vanguard	3,648
Variation Margin Payable—Futures Contracts	648
Total Liabilities	248,137
Net Assets	54,944,536
At August 31, 2021, net assets consisted of:

Paid-in Capital	22,913,322
Total Distributable Earnings (Loss)	32,031,214
Net Assets	54,944,536

Investor Shares—Net Assets
Applicable to 175,436,785 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,405,380
Net Asset Value Per Share—Investor Shares	$76.41

Admiral Shares—Net Assets
Applicable to 209,766,262 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	41,539,156
Net Asset Value Per Share—Admiral Shares	$198.03

See accompanying Notes, which are an integral part of the Financial Statements.
15

U.S. Growth Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends[1]	156,777
Interest[2]	898
Securities Lending—Net	10,888
Total Income	168,563
Expenses
Investment Advisory Fees—Note B
Basic Fee	61,059
Performance Adjustment	12,424
The Vanguard Group—Note C
Management and Administrative—Investor Shares	25,694
Management and Administrative—Admiral Shares	41,932
Marketing and Distribution—Investor Shares	696
Marketing and Distribution—Admiral Shares	1,096
Custodian Fees	196
Auditing Fees	17
Shareholders’ Reports and Proxy—Investor Shares	429
Shareholders’ Reports and Proxy—Admiral Shares	426
Trustees’ Fees and Expenses	43
Total Expenses	144,012
Expenses Paid Indirectly	(444)
Net Expenses	143,568
Net Investment Income	24,995
Realized Net Gain (Loss)
Investment Securities Sold[2]	6,584,719
Futures Contracts	214,368
Foreign Currencies	(858)
Realized Net Gain (Loss)	6,798,229
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	4,785,226
Futures Contracts	(25,791)
Foreign Currencies	(9)
Change in Unrealized Appreciation (Depreciation)	4,759,426
Net Increase (Decrease) in Net Assets Resulting from Operations	11,582,650
1	Dividends are net of foreign withholding taxes of $614,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $754,000, $21,000, and ($21,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
16

U.S. Growth Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,995	90,247
Realized Net Gain (Loss)	6,798,229	1,427,385
Change in Unrealized Appreciation (Depreciation)	4,759,426	13,015,813
Net Increase (Decrease) in Net Assets Resulting from Operations	11,582,650	14,533,445
Distributions
Investor Shares	(441,153)	(357,080)
Admiral Shares	(1,285,189)	(704,493)
Total Distributions	(1,726,342)	(1,061,573)
Capital Share Transactions
Investor Shares	(1,442,718)	(747,873)
Admiral Shares	6,260,774	1,666,649
Net Increase (Decrease) from Capital Share Transactions	4,818,056	918,776
Total Increase (Decrease)	14,674,364	14,390,648
Net Assets
Beginning of Period	40,270,172	25,879,524
End of Period	54,944,536	40,270,172

See accompanying Notes, which are an integral part of the Financial Statements.
17

U.S. Growth Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$62.28	$41.02	$43.31	$35.62	$30.32
Investment Operations
Net Investment Income (Loss)[1]	(.013)	.113	.176	.134	.151
Net Realized and Unrealized Gain (Loss) on Investments	16.700	22.856	.771	9.394	5.590
Total from Investment Operations	16.687	22.969	.947	9.528	5.741
Distributions
Dividends from Net Investment Income	(.019)	(.119)	(.132)	(.146)	(.121)
Distributions from Realized Capital Gains	(2.538)	(1.590)	(3.105)	(1.692)	(.320)
Total Distributions	(2.557)	(1.709)	(3.237)	(1.838)	(.441)
Net Asset Value, End of Period	$76.41	$62.28	$41.02	$43.31	$35.62
Total Return[2]	27.52%	58.01%	3.70%	27.64%	19.24%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,405	$12,410	$8,819	$4,582	$4,113
Ratio of Total Expenses to Average Net Assets[3]	0.38%	0.38%	0.39%	0.42%	0.43%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.02%)	0.25%	0.44%	0.35%	0.47%
Portfolio Turnover Rate	41%	38%	41%	33%	27%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.02%, 0.01%, 0.01%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.
18

U.S. Growth Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$161.42	$106.30	$112.28	$92.24	$78.52
Investment Operations
Net Investment Income[1]	.138	.410	.572	.476	.502
Net Realized and Unrealized Gain (Loss) on Investments	43.277	59.231	1.963	24.323	14.480
Total from Investment Operations	43.415	59.641	2.535	24.799	14.982
Distributions
Dividends from Net Investment Income	(.224)	(.401)	(.464)	(.375)	(.433)
Distributions from Realized Capital Gains	(6.581)	(4.120)	(8.051)	(4.384)	(.829)
Total Distributions	(6.805)	(4.521)	(8.515)	(4.759)	(1.262)
Net Asset Value, End of Period	$198.03	$161.42	$106.30	$112.28	$92.24
Total Return[2]	27.64%	58.17%	3.80%	27.78%	19.42%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$41,539	$27,860	$17,060	$6,249	$3,791
Ratio of Total Expenses to Average Net Assets[3]	0.28%	0.28%	0.28%	0.30%	0.30%
Ratio of Net Investment Income to Average Net Assets	0.08%	0.35%	0.55%	0.47%	0.60%
Portfolio Turnover Rate	41%	38%	41%	33%	27%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.02%, 0.01%, 0.01%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.
19

U.S. Growth Fund
Notes to Financial Statements
Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and
20

U.S. Growth Fund
clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to
21

U.S. Growth Fund
the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if
22

U.S. Growth Fund
any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Wellington Management Company llp, Jennison Associates LLC, and Baillie Gifford Overseas Ltd., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and Jennison Associates LLC are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. Pursuant to board approval, a portion of the fund was managed by Jackson Square Partners, LLC through February 2021. The basic fee paid to Jackson Square Partners, LLC, was subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years.
Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,593,000 for the year ended August 31, 2021.
For the year ended August 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a net increase of $12,424,000 (0.03%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $1,801,000, representing less than 0.01% of the fund’s net assets and 0.72% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of
23

U.S. Growth Fund
the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2021, these arrangements reduced the fund’s expenses by $444,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	53,118,819	941,562	—	54,060,381
Preferred Stocks	297	2,592	—	2,889
Temporary Cash Investments	879,534	116,500	—	996,034
Total	53,998,650	1,060,654	—	55,059,304
Derivative Financial Instruments
Assets
Futures Contracts[1]	21,634	—	—	21,634
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	518,140
Total Distributable Earnings (Loss)	(518,140)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition
24

U.S. Growth Fund
of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,117,606
Undistributed Long-Term Gains	4,871,239
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	26,042,369
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	131,261	146,931
Long-Term Capital Gains	1,595,081	914,642
Total	1,726,342	1,061,573
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	29,016,932
Gross Unrealized Appreciation	27,226,225
Gross Unrealized Depreciation	(1,183,854)
Net Unrealized Appreciation (Depreciation)	26,042,371
G.	During the year ended August 31, 2021, the fund purchased $22,029,599,000 of investment securities and sold $18,545,135,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $9,346,000 and sales were $9,474,000, resulting in net realized gain (loss) of $5,814,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
25

U.S. Growth Fund
H.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	2,627,798	40,047	2,060,722	44,973
Issued in Lieu of Cash Distributions	426,494	6,567	347,590	8,288
Redeemed	(4,497,010)	(70,422)	(3,156,185)	(69,011)
Net Increase (Decrease)—Investor Shares	(1,442,718)	(23,808)	(747,873)	(15,750)
Admiral Shares
Issued	11,750,262	69,089	5,160,714	42,335
Issued in Lieu of Cash Distributions	1,197,208	7,119	662,481	6,099
Redeemed	(6,686,696)	(39,036)	(4,156,546)	(36,332)
Net Increase (Decrease)—Admiral Shares	6,260,774	37,172	1,666,649	12,102
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
26

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard U.S. Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard U.S. Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodians, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
27

Special 2021 tax information (unaudited) for Vanguard U.S. Growth Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $2,020,077,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $131,261,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 11.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
28

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard U.S. Growth Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. Earlier this year, the board renewed the fund’s investment advisory arrangements with Jennison Associates LLC, Wellington Management Company LLP, and Baillie Gifford Overseas Ltd. The board determined that continuing the fund’s advisory arrangement with Vanguard was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor.
The board considered that Vanguard has been managing investments for more than four decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2019.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and since-inception performance of the advisor’s subportfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
29

Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rate was also well below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
30

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard U.S. Growth Fund's Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
31

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. Mclsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q230 102021

Annual Report   |   August 31, 2021
Vanguard International Growth Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Liquidity Risk Management	28
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2021, Vanguard International Growth Fund returned 29.89% for Investor Shares and 30.01% for Admiral Shares, outperforming the 24.87% return of its benchmark.
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that were more successful in containing the virus generally fared better economically.
•	Swift and extensive fiscal and monetary support from policymakers was also key to the rebound. As the 12 months under review reflect the recovery in stocks following the sharp downturn at the start of the pandemic, results were excellent.
•	The fund outperformed its benchmark in three of the four major global economic regions in which it was invested. Stock selection was strong in Europe, North America, and the Pacific region, while selection in emerging markets detracted.
•	The fund also outpaced its benchmark in most industry sectors. Stock selection in health care—particularly biotechnology—and information technology provided the biggest boosts to relative performance. Communication services and financials were the biggest detractors.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
1

Advisors’ Report
For the 12 months ended August 31, 2021, Vanguard International Growth Fund returned 29.89% for Investor Shares and 30.01% for Admiral Shares, outperforming the 24.87% return of its benchmark. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for advisors to have different views about individual securities or the broader investment environment.
The table on page 5 presents the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on September 17, 2021.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
James K. Anderson, Head of Global Equities
Lawrence Burns, Deputy Chair International Growth Portfolio Construction Group
Thomas Coutts, Chair International Growth Portfolio Construction Group
Most companies are a distraction from the task of making money for clients. In fact, research shows that over the long term, a mere one percent of companies account for all the global net wealth creation. We believe success lies in the ability to identify exceptional companies, and the patience and conviction to hold them for the long term through inevitable periods of volatility.
The pandemic’s impact on the world could scarcely have been imagined, let alone modeled. We have seen great difficulty and unimaginable loss. However, we have also seen an acceleration of change—rapid adaptation of consumers coupled with a new operating landscape for companies. The pandemic has spawned an era in which some of the disruptive companies we seek out have been able to thrive. We believe the pandemic accelerated the pace of transformative trends that we had expected would take longer to take hold, such as digitalization and the evolution of e-commerce. As we emerge from the pandemic, we expect newly formed habits, demands, and ways of working to “stick.”
Many of our strong contributors were companies involved in digital infrastructure, e-commerce, and health innovation. ASML Holding, a Dutch manufacturer of semiconductor machines, contributed significantly. Its extreme ultraviolet (EUV) lithography technology enables digital transformation through the progression of Moore’s law (the axiom that the number of transistors in a dense

2

integrated circuit doubles about every two years). The company’s investment in developing their commercially proven system should pay dividends as EUV lithography helps develop the next wave of chips for AI, autonomous driving, and 5G, to name but a few. With innovation and new technology driving unprecedented global demand for semi-conductors, we remain optimistic about ASML‘s long-term outlook.
Payment services company Adyen enables online payment processing to be seamless, regardless of geography or means of payment. Its clients include many of the large internet and e-commerce platforms. As e-commerce continues to grow and proliferate worldwide and society becomes ever more “cashless,” we expect to see Adyen go from strength to strength.
Another standout performer was Moderna, a leading player in the field of messenger RNA (mRNA) therapeutics. This is a new class of medicines that leverage the body's natural protein-production apparatus to treat diseases. The technology platform of mRNA is such that it has potential applications across several disease areas. We increasingly believe that Moore's law and reducing costs in genomic sequencing are combining in a virtuous circle. The recent success of Moderna's COVID-19 vaccine bodes well for future applications and is cause for optimism.
Chinese holdings featured prominently among the portfolio’s detractors, including our holdings in Alibaba and TAL Education
Group. These companies have suffered from negative market sentiment amid an increasingly complex and fast-evolving regulatory environment. Despite these challenges, several Chinese holdings have shown exceptional operational performance.
As the world emerges from the pandemic, the adaptors and disruptors of the last 12 months have continued to go from strength to strength. Sectors of the economy previously resistant to change have opened up and adapted. New purchases and sales over the year have seen us pivot away from Amazon and SoftBank Group and take positions in Full Truck Alliance, an online marketplace connecting truckers and shippers in China, and Oatly Group, one of the leading producers of plant-based dairy alternatives. We also sold our holdings in manufacturers Pigeon and EssilorLuxotica, and added Taiwan Semiconductor Manufacturing Company, the world’s leading semiconductor foundry, to our portfolio. We believe demand for semiconductors will only increase as digitalization takes hold across more and more sectors.
Schroder Investment Management North America Inc.
Portfolio Managers:
James Gautrey, CFA
Simon Webber, CFA
3

International equities posted strong gains over the period, with the ongoing COVID-19 vaccine rollouts and fiscal stimulus measures helping to offset growing concerns about rising inflation and uncertainty about the progress of the recovery. A strong corporate earnings recovery was also supportive of equities, but concerns began to emerge that manufacturers’ margins may be challenged by supply chain disruptions and inflationary pressures. Technology, financials, materials, and industrials stocks were among the market leaders, while the more defensive sectors lagged.
Our strong stock selection within technology, consumer staples, and communication services helped offset weaker selection within consumer discretionary and an underweight exposure to materials. Our semiconductor-exposed names, including Taiwan Semiconductor Manufacturing Company and ASML Holding, continued to perform well amid excellent underlying industry conditions, as a combination of tight supply and rebounding demand translated into pricing power.
Multinational banking group Banco Bilbao Vizcaya Argentaria (BBVA) was among our top performers as they navigated the pandemic recession with much better credit losses than the market feared. BBVA’s disposal of its U.S. business in 2020 further strengthened the bank’s capital position and provided good optionality to build scale and profitability in core markets as well as return some excess capital to shareholders.
Tencent and Alibaba were among the larger detractors during the period amid regulatory concerns in China and an increasingly competitive environment. The core business for both companies has exceptionally strong competitive advantages, but there is no doubt that complying with the many regulatory changes across the technology and internet industries in China will affect both the profitability of these companies and their near-term ability to grow. We recognize the increased risks and have adjusted our position sizes and valuation models accordingly.
The global economy’s recovery has been impressive in both speed and magnitude. Progress in the roll-out of COVID-19 vaccines has been instrumental in this regard, buoying confidence and providing a platform for recovery in both industrial activity and personal consumption. Stimulus, in its various guises, has been a powerful economic support, and the deployments of the European recovery fund and the American Jobs Plan this year demonstrate the continued role of such support in sustaining government economic activity and strategic development. These programs will provide targeted investment in areas such as transportation, digital infrastructure, and climate change initiatives over the next few years while also supplementing growth and job creation.
One notable feature of the recovery has been the rising specter of inflation, and there is growing evidence that rising input costs are pressuring profit margins across
4

a range of manufactured goods and services. While some of these pressures are undoubtedly transitory, reflecting labor shortages, supply-chain bottlenecks, and transportation, for example, the concern is that rising inflationary expectations could become self-fulfilling. The short-term effects are already affecting operating margins. We are paying particular attention to companies with pricing power that can pass through rising costs.
After an incredibly strong 12-month recovery, valuations in some parts of the equity market look stretched, particularly among the small group of organic growers. We therefore have focused on finding reasonably priced stocks with clear growth drivers that are not fully appreciated by the market. One example of this is a recent purchase of AstraZeneca. In addition to making a strong contribution to the COVID-19 vaccine effort, AstraZeneca has developed a very strong pipeline of new oncology treatments that we expect to accelerate the company’s growth well above market expectations.

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	69	50,644	The advisor seeks stocks that can generate above-average growth in earnings and cash flow, producing a bottom-up, stock-driven approach to country and asset allocation. An in-depth view on each company is measured against the consensus view, leading to discrepancies and potential opportunities to add value.
Schroder Investment Management North America Inc.	30	22,215	Equity analysts located around the world and an international team of global sector specialists help to identify reasonably priced companies with strong growth prospects and a sustainable competitive advantage.
Cash Investments	1	730	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended August 31, 2021
	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return
International Growth Fund
Investor Shares	$1,000.00	$1,057.20	$2.23
Admiral™ Shares	1,000.00	1,057.80	1.66
Based on Hypothetical 5% Yearly Return
International Growth Fund
Investor Shares	$1,000.00	$1,023.04	$2.19
Admiral Shares	1,000.00	1,023.59	1.63
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

International Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
International Growth Fund Investor Shares	29.89%	22.09%	13.78%	$36,369
MSCI All Country World Index ex USA	24.87	9.92	6.57	18,889

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
International Growth Fund Admiral Shares	30.01%	22.24%	13.92%	$184,103
MSCI All Country World Index ex USA	24.87	9.92	6.57	94,446
See Financial Highlights for dividend and capital gains information.
8

International Growth Fund
Fund Allocation
As of August 31, 2021
United States	17.6%
China	14.0
Netherlands	10.6
Germany	8.6
Japan	7.8
France	6.5
United Kingdom	5.5
Switzerland	4.3
Denmark	4.1
Italy	3.4
Taiwan	3.1
Belgium	2.5
Sweden	2.3
Hong Kong	2.3
India	1.3
Canada	1.0
Other	5.1
The table reflects the fund’s investments, except for short-term investments and derivatives.
9

International Growth Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.6%)
Australia (0.9%)
*	Afterpay Ltd.	6,372,489	619,849
*	Xero Ltd.	328,861	36,373
			656,222
Austria (0.4%)
	Erste Group Bank AG	8,138,256	324,954
Belgium (2.5%)
[1]	Umicore SA	14,023,435	922,770
*	Argenx SE	1,978,464	660,101
	UCB SA	2,062,767	235,999
			1,818,870
Brazil (0.4%)
	B3 SA - Brasil Bolsa Balcao	60,924,982	165,780
	Raia Drogasil SA	25,537,937	126,238
			292,018
Canada (1.0%)
	Canadian National Railway Co.	3,077,251	361,958
	Toronto-Dominion Bank	5,501,654	357,271
			719,229
China (13.7%)
	Tencent Holdings Ltd.	45,073,200	2,783,847
*	Alibaba Group Holding Ltd.	78,622,556	1,646,324
*,2	Meituan Class B	49,232,008	1,574,172
*	NIO Inc. ADR	31,223,162	1,227,382
*	Alibaba Group Holding Ltd. ADR	3,026,188	505,343
*,2	Wuxi Biologics Cayman Inc.	31,161,000	482,433
	Ping An Insurance Group Co. of China Ltd. Class H	55,229,000	427,643
*	Baidu Inc. ADR	2,041,992	320,634
*	Pinduoduo Inc. ADR	2,838,422	283,899
	China Mengniu Dairy Co. Ltd.	43,759,000	263,200
*	Full Truck Alliance Co. Ltd. ADR	12,227,700	196,621
		Shares	Market Value• ($000)
*	JD.com Inc. ADR	1,880,865	147,761
*	Kingdee International Software Group Co. Ltd.	36,184,000	131,760
*	TAL Education Group ADR	15,272,843	81,252
			10,072,271
Denmark (4.0%)
*	Genmab A/S	2,548,873	1,207,486
	Vestas Wind Systems A/S	25,641,615	1,034,660
	Ambu A/S Class B	13,909,666	439,907
	Novozymes A/S Class B	2,401,809	194,155
	Pandora A/S	466,757	55,948
			2,932,156
France (6.4%)
	Kering SA	2,862,106	2,279,728
	L'Oreal SA	2,633,485	1,235,472
	Schneider Electric SE	4,473,096	799,193
	Alstom SA	4,736,054	203,618
	Legrand SA	1,623,923	186,319
			4,704,330
Germany (8.4%)
*,1,2	Zalando SE	13,845,793	1,535,149
*,1	HelloFresh SE	10,552,945	1,139,379
*,2	Delivery Hero SE	7,334,216	1,064,421
	Infineon Technologies AG	9,866,857	420,109
	Bayerische Motoren Werke AG	4,099,214	389,092
	adidas AG	938,291	332,859
	Sartorius AG Preference Shares	425,236	280,151
	Knorr-Bremse AG	1,601,878	192,347
*,3	CureVac NV	2,731,786	179,834
	Daimler AG (Registered)	1,978,487	166,895
	SAP SE	1,085,866	163,108
*,1,3	Jumia Technologies AG ADR	6,724,836	134,564
	GEA Group AG	2,017,952	93,144
*,1,3	Home24 SE	2,066,394	41,075
10

International Growth Fund
		Shares	Market Value• ($000)
*	MorphoSys AG	664,989	38,566
			6,170,693
Hong Kong (2.2%)
	AIA Group Ltd.	82,353,400	983,360
	Hong Kong Exchanges & Clearing Ltd.	8,484,843	536,022
	BOC Hong Kong Holdings Ltd.	40,990,500	124,044
			1,643,426
India (1.3%)
	Housing Development Finance Corp. Ltd.	11,680,736	446,157
	HDFC Bank Ltd.	17,537,153	378,246
	Larsen & Toubro Ltd.	5,398,434	123,335
*,4,5	ANI Technologies Private Ltd. PP (Acquired 12/1/15, Cost $51,748)	166,185	23,969
			971,707
Indonesia (0.2%)
	Bank Central Asia Tbk PT	75,212,500	172,644
Israel (0.3%)
*	Wix.com Ltd.	1,136,985	252,502
Italy (3.3%)
	Ferrari NV	4,523,102	981,155
	EXOR NV	6,881,235	574,125
	Intesa Sanpaolo SPA	116,521,912	329,740
	Stellantis NV	13,737,294	274,802
*	FinecoBank Banca Fineco SPA	7,772,508	143,186
	Stellantis NV (XNYS)	6,876,542	137,845
			2,440,853
Japan (7.7%)
	M3 Inc.	23,314,500	1,563,645
	Nidec Corp.	11,414,800	1,303,899
	SMC Corp.	1,078,900	690,333
	Recruit Holdings Co. Ltd.	7,182,000	422,892
	Sony Group Corp.	4,003,300	413,923
	Bridgestone Corp.	6,467,600	297,727
	Takeda Pharmaceutical Co. Ltd.	6,799,300	226,318
	Murata Manufacturing Co. Ltd.	1,975,100	162,823
	Toyota Motor Corp.	1,788,100	155,732
	Kubota Corp.	7,174,000	148,227
	Sekisui Chemical Co. Ltd.	7,883,200	134,915
	SBI Holdings Inc.	4,470,400	108,304
			5,628,738
Netherlands (10.4%)
	ASML Holding NV	5,690,293	4,745,637
*,2	Adyen NV	903,347	2,919,687
			7,665,324
		Shares	Market Value• ($000)
Norway (0.7%)
	Equinor ASA	17,587,753	372,757
	DNB Bank ASA	6,526,190	137,747
			510,504
Singapore (0.3%)
*	Sea Ltd. ADR	730,005	246,975
South Korea (0.8%)
	Samsung Electronics Co. Ltd.	5,055,760	333,772
	Samsung SDI Co. Ltd.	387,821	264,334
			598,106
Spain (0.9%)
	Iberdrola SA (XMAD)	27,518,841	340,999
*	Banco Bilbao Vizcaya Argentaria SA	51,362,001	336,164
			677,163
Sweden (2.3%)
	Atlas Copco AB Class A	13,173,653	905,653
*	Kinnevik AB Class B	9,975,592	390,855
	Assa Abloy AB Class B	6,860,999	219,557
	Svenska Handelsbanken AB Class A	15,025,956	168,842
			1,684,907
Switzerland (4.2%)
	Roche Holding AG	1,838,790	738,376
	Nestle SA (Registered)	5,320,742	671,950
	Temenos AG (Registered)	2,177,560	345,495
	Lonza Group AG (Registered)	346,404	292,963
	Alcon Inc.	3,045,812	250,850
	Chocoladefabriken Lindt & Spruengli AG Ptg. Ctf.	20,723	243,790
	Cie Financiere Richemont SA Class A (Registered)	1,954,996	215,775
	Sika AG (Registered)	488,250	175,920
	Straumann Holding AG (Registered)	71,660	138,464
			3,073,583
Taiwan (3.0%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	101,279,000	2,221,579
United Kingdom (5.1%)
*	Ocado Group plc	28,247,098	782,875
	Diageo plc	9,531,987	458,228
	AstraZeneca plc	3,887,133	454,575
	Royal Dutch Shell plc Class A (XLON)	20,620,000	410,192

11

International Growth Fund
		Shares	Market Value• ($000)
	Royal Dutch Shell plc Class A	11,500,265	228,439
	National Grid plc	17,516,497	226,562
	Barclays plc	86,965,269	220,493
	GlaxoSmithKline plc	10,258,066	206,347
	Burberry Group plc	7,985,972	204,487
	Bunzl plc	5,626,352	203,862
	Reckitt Benckiser Group plc	2,587,848	197,559
*	Whitbread plc	3,026,963	133,669
			3,727,288
United States (17.2%)
*	MercadoLibre Inc.	1,981,391	3,700,148
*	Moderna Inc.	9,357,573	3,524,904
*	Illumina Inc.	3,890,075	1,778,387
*	Tesla Inc.	2,341,180	1,722,453
*	Spotify Technology SA	6,198,659	1,452,594
*	Oatly Group AB ADR	13,654,735	248,789
*	Booking Holdings Inc.	95,268	219,085
			12,646,360
Total Common Stocks (Cost $36,145,209)			71,852,402
Preferred Stock (0.3%)
*,1,4,5,6	You & Mr. Jones PP (Acquired 9/23/15) (Cost $44,800)	44,800,000	200,032
		Shares	Market Value• ($000)
Temporary Cash Investments (2.2%)
Money Market Fund (2.2%)
[7,8]	Vanguard Market Liquidity Fund, 0.068% (Cost $1,643,057)	16,431,504	1,643,150
Total Investments (100.1%) (Cost $37,833,066)			73,695,584
Other Assets and Liabilities—Net (-0.1%)			(106,818)
Net Assets (100%)			73,588,766
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, the aggregate value was $7,575,862,000, representing 10.3% of net assets.
3	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $125,033,000.
4	Restricted securities totaling $224,001,000, representing 0.3% of net assets.
5	Security value determined using significant unobservable inputs.
6	Perpetual security with no stated maturity date.
7	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8	Collateral of $135,295,000 was received for securities on loan.
ADR—American Depositary Receipt.
PP—Private Placement.
Ptg. Ctf.—Participating Certificates.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	September 2021	4,526	532,145	3,492
MSCI Emerging Markets Index	September 2021	3,542	230,088	2,122
				5,614

See accompanying Notes, which are an integral part of the Financial Statements.
12

International Growth Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $34,473,076)	68,079,465
Affiliated Issuers (Cost $3,359,990)	5,616,119
Total Investments in Securities	73,695,584
Investment in Vanguard	2,401
Cash Collateral Pledged—Futures Contracts	40,349
Foreign Currency, at Value (Cost $9,305)	9,278
Receivables for Investment Securities Sold	1,462
Receivables for Accrued Income	90,432
Receivables for Capital Shares Issued	31,908
Variation Margin Receivable—Futures Contracts	2,867
Other Assets	421
Total Assets	73,874,702
Liabilities
Due to Custodian	6,791
Payables for Investment Securities Purchased	46,080
Collateral for Securities on Loan	135,295
Payables to Investment Advisor	30,569
Payables for Capital Shares Redeemed	38,836
Payables to Vanguard	5,283
Deferred Foreign Capital Gains Taxes	23,082
Total Liabilities	285,936
Net Assets	73,588,766
At August 31, 2021, net assets consisted of:

Paid-in Capital	30,227,231
Total Distributable Earnings (Loss)	43,361,535
Net Assets	73,588,766

Investor Shares—Net Assets
Applicable to 206,361,724 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	11,246,536
Net Asset Value Per Share—Investor Shares	$54.50

Admiral Shares—Net Assets
Applicable to 359,379,126 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	62,342,230
Net Asset Value Per Share—Admiral Shares	$173.47

See accompanying Notes, which are an integral part of the Financial Statements.
13

International Growth Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	765,157
Dividends—Affiliated Issuers	7,821
Interest—Unaffiliated Issuers	189
Interest—Affiliated Issuers	792
Securities Lending—Net	21,232
Total Income	795,191
Expenses
Investment Advisory Fees—Note B
Basic Fee	94,660
Performance Adjustment	19,710
The Vanguard Group—Note C
Management and Administrative—Investor Shares	25,856
Management and Administrative—Admiral Shares	80,862
Marketing and Distribution—Investor Shares	682
Marketing and Distribution—Admiral Shares	1,997
Custodian Fees	2,616
Auditing Fees	20
Shareholders’ Reports—Investor Shares	147
Shareholders’ Reports—Admiral Shares	312
Trustees’ Fees and Expenses	60
Total Expenses	226,922
Net Investment Income	568,269
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	7,603,649
Investment Securities Sold—Affiliated Issuers	28,205
Futures Contracts	165,740
Forward Currency Contracts	(520)
Foreign Currencies	(4,209)
Realized Net Gain (Loss)	7,792,865
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[2]	7,348,098
Investment Securities—Affiliated Issuers	1,193,528
Futures Contracts	(6,821)
Forward Currency Contracts	519
Foreign Currencies	(587)
Change in Unrealized Appreciation (Depreciation)	8,534,737
Net Increase (Decrease) in Net Assets Resulting from Operations	16,895,871
1	Dividends are net of foreign withholding taxes of $74,162,000.
2	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $23,082,000.

See accompanying Notes, which are an integral part of the Financial Statements.
14

International Growth Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	568,269	338,623
Realized Net Gain (Loss)	7,792,865	1,295,635
Change in Unrealized Appreciation (Depreciation)	8,534,737	17,702,794
Net Increase (Decrease) in Net Assets Resulting from Operations	16,895,871	19,337,052
Distributions
Investor Shares	(233,496)	(94,219)
Admiral Shares	(1,364,844)	(424,749)
Total Distributions	(1,598,340)	(518,968)
Capital Share Transactions
Investor Shares	(756,373)	(760,869)
Admiral Shares	2,483,624	2,901,570
Net Increase (Decrease) from Capital Share Transactions	1,727,251	2,140,701
Total Increase (Decrease)	17,024,782	20,958,785
Net Assets
Beginning of Period	56,563,984	35,605,199
End of Period	73,588,766	56,563,984

See accompanying Notes, which are an integral part of the Financial Statements.
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International Growth Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$42.94	$28.30	$31.23	$28.38	$22.38
Investment Operations
Net Investment Income[1]	.374	.238	.342	.381	.240
Net Realized and Unrealized Gain (Loss) on Investments	12.336	14.791	(1.941)	2.722	6.028
Total from Investment Operations	12.710	15.029	(1.599)	3.103	6.268
Distributions
Dividends from Net Investment Income	(.106)	(.389)	(.403)	(.253)	(.268)
Distributions from Realized Capital Gains	(1.044)	—	(.928)	—	—
Total Distributions	(1.150)	(.389)	(1.331)	(.253)	(.268)
Net Asset Value, End of Period	$54.50	$42.94	$28.30	$31.23	$28.38
Total Return[2]	29.89%	53.60%	-4.58%	10.97%	28.43%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,247	$9,658	$7,056	$8,074	$7,731
Ratio of Total Expenses to Average Net Assets[3]	0.43%	0.44%	0.43%	0.45%	0.45%
Ratio of Net Investment Income to Average Net Assets	0.75%	0.74%	1.23%	1.25%	1.01%
Portfolio Turnover Rate	25%	20%	13%	16%	15%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.
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International Growth Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$136.68	$90.05	$99.45	$90.24	$71.19
Investment Operations
Net Investment Income[1]	1.367	.863	1.203	1.365	.879
Net Realized and Unrealized Gain (Loss) on Investments	39.246	47.105	(6.230)	8.652	19.127
Total from Investment Operations	40.613	47.968	(5.027)	10.017	20.006
Distributions
Dividends from Net Investment Income	(.497)	(1.338)	(1.418)	(.807)	(.956)
Distributions from Realized Capital Gains	(3.326)	—	(2.955)	—	—
Total Distributions	(3.823)	(1.338)	(4.373)	(.807)	(.956)
Net Asset Value, End of Period	$173.47	$136.68	$90.05	$99.45	$90.24
Total Return[2]	30.01%	53.81%	-4.50%	11.14%	28.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$62,342	$46,906	$28,549	$29,170	$23,101
Ratio of Total Expenses to Average Net Assets[3]	0.32%	0.33%	0.32%	0.32%	0.32%
Ratio of Net Investment Income to Average Net Assets	0.86%	0.83%	1.34%	1.38%	1.14%
Portfolio Turnover Rate	25%	20%	13%	16%	15%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.
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International Growth Fund
Notes to Financial Statements
Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the
18

International Growth Fund
counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended August 31, 2021, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
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International Growth Fund
The fund had no open forward currency contracts at August 31, 2021.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
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International Growth Fund
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended August 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a net increase of $19,710,000 (0.03%) based on performance.
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International Growth Fund
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $2,401,000, representing less than 0.01% of the fund’s net assets and 0.96% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	13,657,607	—	—	13,657,607
Common Stocks—Other	3,576,767	54,594,059	23,969	58,194,795
Preferred Stock	—	—	200,032	200,032
Temporary Cash Investments	1,643,150	—	—	1,643,150
Total	18,877,524	54,594,059	224,001	73,695,584
Derivative Financial Instruments
Assets
Futures Contracts[1]	5,614	—	—	5,614
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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International Growth Fund
E.	At August 31, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	5,614	5,614
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	165,740	—	165,740
Forward Currency Contracts	—	(520)	(520)
Realized Net Gain (Loss) on Derivatives	165,740	(520)	165,220
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(6,821)	—	(6,821)
Forward Currency Contracts	—	519	519
Change in Unrealized Appreciation (Depreciation) on Derivatives	(6,821)	519	(6,302)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, distributions in connection with fund share redemptions, and tax expense on capital gains were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	490,319
Total Distributable Earnings (Loss)	(490,319)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes.
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International Growth Fund
As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	966,699
Undistributed Long-Term Gains	6,575,184
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	35,819,652
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	393,403	518,968
Long-Term Capital Gains	1,204,937	—
Total	1,598,340	518,968
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	37,854,541
Gross Unrealized Appreciation	37,250,196
Gross Unrealized Depreciation	(1,409,153)
Net Unrealized Appreciation (Depreciation)	35,841,043
G.	During the year ended August 31, 2021, the fund purchased $17,215,707,000 of investment securities and sold $16,487,652,000 of investment securities, other than temporary cash investments.
H.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	2,455,419	48,845	1,336,137	39,787
Issued in Lieu of Cash Distributions	223,098	4,530	90,043	2,857
Redeemed	(3,434,890)	(71,899)	(2,187,049)	(67,132)
Net Increase (Decrease)—Investor Shares	(756,373)	(18,524)	(760,869)	(24,488)
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International Growth Fund
	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	13,212,176	83,917	7,810,043	74,363
Issued in Lieu of Cash Distributions	1,227,487	7,836	382,469	3,816
Redeemed	(11,956,039)	(75,557)	(5,290,942)	(52,026)
Net Increase (Decrease)—Admiral Shares	2,483,624	16,196	2,901,570	26,153
I.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Aug. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Aug. 31, 2021 Market Value ($000)
HelloFresh SE	543,702	—	—	—	595,677	—	—	1,139,379
Home24 SE	23,358	4,336	—	—	13,381	—	—	41,075
Jumia Technologies AG ADR	61,801	—	—	—	72,763	—	—	134,564
Umicore SA	NA1	192,880	45,274	12,501	222,773	7,821	—	922,770
Vanguard Market Liquidity Fund	1,795,364	NA2	NA2	90	(89)	792	—	1,643,150
You & Mr. Jones PP	143,808	—	—	—	56,224	—	—	200,032
Zalando SE	NA1	392,317	22,573	15,614	232,799	—	—	1,535,149
Total	2,568,033			28,205	1,193,528	8,613	—	5,616,119
1	Not applicable—at August 31, 2020, the issuer was not an affiliated company of the fund.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
J.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodians, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
26

Special 2021 tax information (unaudited) for Vanguard International Growth Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $1,632,278,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $270,487,000 of qualified dividend income to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $845,567,000 and foreign taxes paid of $66,253,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.
27

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard International Growth Fund's Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. Mclsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q810 102021

Annual Report   |   August 31, 2021
Vanguard FTSE Social Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	6
Trustees Approve Advisory Arrangement	25
Liquidity Risk Management	27
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2021, Vanguard FTSE Social Index Fund returned 31.04% for Admiral Shares and 31.09% for Institutional Shares. Those results were roughly in line with the expense-free 31.21% return of its benchmark.
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that were more successful in containing the virus generally fared better economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound.
•	As the 12 months under review reflect the recovery in stocks following the sharp downturn at the start of the pandemic, results were excellent.
•	For the fund’s benchmark index, industry sector performances varied greatly over the period. Financials turned in an outstanding performance. Technology, which accounts for by far the largest slice of the index, also performed very well. Consumer staples was among the laggards.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2021
	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return
FTSE Social Index Fund
Admiral™ Shares	$1,000.00	$1,200.60	$0.78
Institutional Shares	1,000.00	1,201.10	0.67
Based on Hypothetical 5% Yearly Return
FTSE Social Index Fund
Admiral Shares	$1,000.00	$1,024.50	$0.71
Institutional Shares	1,000.00	1,024.60	0.61
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for Admiral Shares and 0.12% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

FTSE Social Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $5,000,000
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
FTSE Social Index Fund Institutional Shares	31.09%	19.92%	17.79%	$25,715,711
FTSE4Good US Select Index	31.21	20.03	17.93	26,009,780
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	22,360,680

	One Year	Since Inception (2/7/2019)	Final Value of a $10,000 Investment
FTSE Social Index Fund Admiral Shares	31.04%	26.88%	$18,400
FTSE4Good US Select Index	31.21	27.03	18,457
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	24.46	17,516
"Since Inception" performance is calculated from the Admiral Shares' inception date for both the fund and its comparative standards.
See Financial Highlights for dividend and capital gains information.
4

FTSE Social Index Fund
Fund Allocation
As of August 31, 2021
Basic Materials	1.7%
Consumer Discretionary	16.8
Consumer Staples	4.7
Energy	0.2
Financials	10.2
Health Care	13.6
Industrials	10.7
Real Estate	3.1
Technology	34.4
Telecommunications	3.7
Utilities	0.9
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
5

FTSE Social Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Basic Materials (1.7%)
	Linde plc	230,397	72,481
	Air Products and Chemicals Inc.	97,267	26,214
	Dow Inc.	328,862	20,685
	Newmont Corp.	353,536	20,502
	International Flavors & Fragrances Inc.	109,342	16,565
	Nucor Corp.	132,369	15,561
	Fastenal Co.	251,954	14,072
	Albemarle Corp.	51,362	12,160
	LyondellBasell Industries NV Class A	115,195	11,560
	International Paper Co.	171,979	10,334
	Avery Dennison Corp.	36,440	8,213
	Celanese Corp. Class A	49,924	7,918
	Eastman Chemical Co.	59,600	6,744
	Steel Dynamics Inc.	87,800	5,926
	FMC Corp.	57,410	5,375
	CF Industries Holdings Inc.	93,739	4,258
	Westlake Chemical Corp.	14,600	1,275
			259,843
Consumer Discretionary (16.7%)
*	Amazon.com Inc.	191,372	664,212
*	Tesla Inc.	342,124	251,708
	Home Depot Inc.	474,041	154,623
*	Walt Disney Co.	800,609	145,150
*	Netflix Inc.	190,523	108,444
	NIKE Inc. Class B	546,147	89,972
	Costco Wholesale Corp.	194,965	88,805
	McDonald's Corp.	329,276	78,190
	Lowe's Cos. Inc.	316,484	64,528
	Starbucks Corp.	519,736	61,064
	Target Corp.	219,131	54,121
*	Booking Holdings Inc.	18,081	41,580
	TJX Cos. Inc.	532,128	38,696
*	MercadoLibre Inc.	20,179	37,683
	Estee Lauder Cos. Inc. Class A	101,062	34,411
	Activision Blizzard Inc.	339,843	27,993
*	Uber Technologies Inc.	711,875	27,863
*	Chipotle Mexican Grill Inc. Class A	12,397	23,596
	Dollar General Corp.	105,807	23,585
	eBay Inc.	300,965	23,096
*	Ford Motor Co.	1,722,666	22,446
*	Lululemon Athletica Inc.	50,241	20,105
		Shares	Market Value• ($000)
	Electronic Arts Inc.	125,972	18,292
	Ross Stores Inc.	153,994	18,233
*	Aptiv plc	119,074	18,122
*	O'Reilly Automotive Inc.	30,274	17,985
	Yum! Brands Inc.	131,375	17,214
*	AutoZone Inc.	9,704	15,033
*	Spotify Technology SA	60,158	14,097
	DR Horton Inc.	147,212	14,076
	Best Buy Co. Inc.	110,240	12,844
	Lennar Corp. Class A	117,989	12,661
*	Etsy Inc.	55,544	12,012
	Garmin Ltd.	66,352	11,574
	Yum China Holdings Inc.	186,223	11,464
*	Carvana Co. Class A	33,765	11,077
	VF Corp.	143,632	10,984
	ViacomCBS Inc. Class B	255,562	10,593
	Tractor Supply Co.	50,738	9,856
*	Wayfair Inc. Class A	33,072	9,285
*	Ulta Beauty Inc.	23,797	9,217
*	Dollar Tree Inc.	101,638	9,202
*	CarMax Inc.	72,188	9,039
*	Expedia Group Inc.	62,014	8,961
	Domino's Pizza Inc.	16,900	8,735
*	Burlington Stores Inc.	29,051	8,701
	Darden Restaurants Inc.	56,867	8,567
	Pool Corp.	17,000	8,403
*	Take-Two Interactive Software Inc.	49,944	8,052
	Genuine Parts Co.	62,409	7,626
*	NVR Inc.	1,467	7,599
	Omnicom Group Inc.	94,833	6,944
*	LKQ Corp.	124,404	6,555
	Interpublic Group of Cos. Inc.	171,613	6,389
	PulteGroup Inc.	114,280	6,155
	Whirlpool Corp.	27,118	6,007
*	Lyft Inc. Class A	123,941	5,901
	Advance Auto Parts Inc.	28,825	5,847
	Hasbro Inc.	56,300	5,535
*	Vail Resorts Inc.	17,600	5,365
	Fox Corp. Class A	142,814	5,347
*	Live Nation Entertainment Inc.	58,989	5,114
	BorgWarner Inc. (XNYS)	106,783	4,558
	Newell Brands Inc.	169,227	4,300
	Lear Corp.	26,156	4,183
	Rollins Inc.	101,500	3,950
*	Discovery Inc. Class C	140,998	3,890
6

FTSE Social Index Fund
		Shares	Market Value• ($000)
*	Liberty Media Corp.- Liberty SiriusXM Class C	74,600	3,682
	Nielsen Holdings plc	160,859	3,452
	Aramark	98,587	3,430
	Autoliv Inc.	37,745	3,336
	Gentex Corp.	106,145	3,269
*	Southwest Airlines Co.	63,972	3,185
*	Delta Air Lines Inc.	72,259	2,922
	Sirius XM Holdings Inc.	395,500	2,480
	Fox Corp. Class B	65,772	2,278
*,1	Discovery Inc. Class A	68,366	1,972
*	United Airlines Holdings Inc.	35,741	1,662
*	Liberty Media Corp.- Liberty SiriusXM Class A	32,200	1,594
*	American Airlines Group Inc.	67,994	1,356
	Lennar Corp. Class B	8,300	726
			2,542,759
Consumer Staples (4.7%)
	Procter & Gamble Co.	1,073,174	152,809
	Coca-Cola Co.	1,711,064	96,350
	PepsiCo Inc.	608,965	95,236
	CVS Health Corp.	580,112	50,116
	Mondelez International Inc. Class A	616,109	38,242
	Colgate-Palmolive Co.	368,903	28,756
	Kimberly-Clark Corp.	148,532	20,469
	Sysco Corp.	214,660	17,098
	Walgreens Boots Alliance Inc.	316,738	16,075
*	Monster Beverage Corp.	163,141	15,918
	General Mills Inc.	268,799	15,539
	Kroger Co.	328,337	15,113
	Corteva Inc.	326,730	14,366
	McKesson Corp.	69,976	14,285
	Hershey Co.	64,092	11,389
	Keurig Dr Pepper Inc.	309,736	11,048
	Kraft Heinz Co.	292,059	10,511
	Tyson Foods Inc. Class A	126,567	9,938
	McCormick & Co. Inc.	109,928	9,486
	Clorox Co.	54,586	9,173
	Church & Dwight Co. Inc.	108,016	9,037
	AmerisourceBergen Corp. Class A	64,948	7,937
	Kellogg Co.	109,775	6,931
	Conagra Brands Inc.	205,655	6,811
	J M Smucker Co.	47,084	5,823
	Hormel Foods Corp.	125,290	5,706
	Bunge Ltd.	60,699	4,596
	Lamb Weston Holdings Inc.	65,418	4,262
	Campbell Soup Co.	87,608	3,656
			706,676
Energy (0.1%)
*	Enphase Energy Inc.	58,037	10,083
*	SolarEdge Technologies Inc.	22,600	6,549
*	Plug Power Inc.	217,782	5,675
			22,307
Financials (10.2%)
	JPMorgan Chase & Co.	1,326,024	212,098
	Bank of America Corp.	3,325,733	138,849
	Citigroup Inc.	911,500	65,546
		Shares	Market Value• ($000)
	Morgan Stanley	612,057	63,917
	Goldman Sachs Group Inc.	145,486	60,160
	BlackRock Inc.	63,070	59,493
	Charles Schwab Corp.	691,738	50,393
	S&P Global Inc.	106,077	47,079
	Chubb Ltd.	197,719	36,364
	PNC Financial Services Group Inc.	186,846	35,706
	Marsh & McLennan Cos. Inc.	223,997	35,212
	U.S. Bancorp	592,627	34,011
	Truist Financial Corp.	591,190	33,733
	CME Group Inc.	158,041	31,880
	Intercontinental Exchange Inc.	245,204	29,309
	Aon plc Class A	98,474	28,248
	Moody's Corp.	71,517	27,232
	Progressive Corp.	257,849	24,841
	MSCI Inc. Class A	35,229	22,356
	T Rowe Price Group Inc.	99,022	22,168
	American International Group Inc.	379,513	20,706
	MetLife Inc.	327,626	20,313
	Bank of New York Mellon Corp.	355,075	19,607
	Prudential Financial Inc.	173,273	18,346
	Allstate Corp.	131,122	17,738
	Travelers Cos. Inc.	110,308	17,617
	Discover Financial Services	134,359	17,227
	Aflac Inc.	296,356	16,797
	KKR & Co. Inc.	243,334	15,644
	First Republic Bank	77,440	15,406
*	SVB Financial Group	25,665	14,360
	State Street Corp.	152,852	14,201
	Ameriprise Financial Inc.	51,404	14,029
	Arthur J Gallagher & Co.	89,124	12,800
	Willis Towers Watson plc	56,563	12,485
	Fifth Third Bancorp	310,571	12,069
	Northern Trust Corp.	90,234	10,695
	Hartford Financial Services Group Inc.	156,524	10,522
	Huntington Bancshares Inc.	642,437	9,977
	Nasdaq Inc.	50,156	9,820
	Broadridge Financial Solutions Inc.	51,032	8,789
	KeyCorp	430,373	8,745
	Regions Financial Corp.	425,583	8,695
	Ally Financial Inc.	163,813	8,666
	Citizens Financial Group Inc.	188,109	8,237
	Cincinnati Financial Corp.	66,551	8,212
	M&T Bank Corp.	57,039	7,986
	MarketAxess Holdings Inc.	16,579	7,890
	Principal Financial Group Inc.	117,172	7,828
*	Markel Corp.	5,966	7,578
	Raymond James Financial Inc.	53,966	7,550
*	Arch Capital Group Ltd.	170,347	7,001
	FactSet Research Systems Inc.	16,772	6,377
	Brown & Brown Inc.	104,300	6,055
	Fidelity National Financial Inc.	121,213	5,919

7

FTSE Social Index Fund
		Shares	Market Value• ($000)
	Cboe Global Markets Inc.	46,700	5,891
	Lincoln National Corp.	83,610	5,740
	Annaly Capital Management Inc.	622,633	5,411
	Equitable Holdings Inc.	167,621	5,198
	Everest Re Group Ltd.	17,401	4,610
	Comerica Inc.	61,204	4,524
	W R Berkley Corp.	59,865	4,508
	Assurant Inc.	26,262	4,467
	Globe Life Inc.	44,008	4,228
	Franklin Resources Inc.	125,824	4,082
	Zions Bancorp NA	70,346	4,073
*	Alleghany Corp.	5,968	4,038
	AGNC Investment Corp.	227,410	3,709
	Voya Financial Inc.	53,508	3,477
	RenaissanceRe Holdings Ltd.	22,018	3,451
	Commerce Bancshares Inc.	46,277	3,273
*	Credicorp Ltd.	29,200	3,114
	SEI Investments Co.	48,151	3,024
	Santander Consumer USA Holdings Inc.	28,098	1,173
	CNA Financial Corp.	10,900	483
			1,552,956
Health Care (13.6%)
	UnitedHealth Group Inc.	414,666	172,613
	Pfizer Inc.	2,461,723	113,412
	Abbott Laboratories	765,768	96,770
	Eli Lilly & Co.	373,770	96,541
	Thermo Fisher Scientific Inc.	173,185	96,109
	AbbVie Inc.	778,739	94,056
	Danaher Corp.	279,501	90,603
	Merck & Co. Inc.	1,117,103	85,224
	Medtronic plc	591,626	78,970
	Bristol-Myers Squibb Co.	984,587	65,830
	Amgen Inc.	253,365	57,141
*	Moderna Inc.	149,189	56,198
*	Intuitive Surgical Inc.	52,104	54,895
	Zoetis Inc.	209,327	42,820
	Stryker Corp.	153,552	42,549
	Anthem Inc.	108,109	40,555
	Gilead Sciences Inc.	554,360	40,346
	Becton Dickinson and Co.	127,380	32,062
*	Edwards Lifesciences Corp.	272,076	31,882
	Cigna Corp.	150,122	31,773
*	Regeneron Pharmaceuticals Inc.	44,114	29,706
*	Illumina Inc.	64,363	29,424
	HCA Healthcare Inc.	114,590	28,989
*	Boston Scientific Corp.	626,626	28,292
*	IDEXX Laboratories Inc.	37,370	25,179
*	Align Technology Inc.	34,620	24,546
	Agilent Technologies Inc.	134,314	23,568
	Humana Inc.	56,880	23,060
*	Vertex Pharmaceuticals Inc.	114,237	22,881
*	DexCom Inc.	42,365	22,429
*	Biogen Inc.	66,036	22,380
*	IQVIA Holdings Inc.	84,298	21,895
*	Veeva Systems Inc. Class A	60,300	20,018
	ResMed Inc.	63,382	18,414
	Baxter International Inc.	222,480	16,958
*	Centene Corp.	255,799	16,110
		Shares	Market Value• ($000)
	West Pharmaceutical Services Inc.	32,300	14,587
	Zimmer Biomet Holdings Inc.	91,816	13,814
*	Laboratory Corp. of America Holdings	43,122	13,082
*	Horizon Therapeutics plc	96,496	10,430
*	Alnylam Pharmaceuticals Inc.	51,605	10,395
*	Avantor Inc.	256,424	10,113
	Cerner Corp.	132,134	10,089
*	Seagen Inc.	59,137	9,911
	Cooper Cos. Inc.	21,319	9,609
	STERIS plc	43,531	9,360
*	Teladoc Health Inc.	64,437	9,306
*	Catalent Inc.	71,200	9,287
	PerkinElmer Inc.	48,937	9,044
*	Hologic Inc.	112,433	8,899
	Quest Diagnostics Inc.	57,228	8,746
*	Insulet Corp.	28,965	8,626
	Teleflex Inc.	20,700	8,186
*	Exact Sciences Corp.	74,524	7,779
	Viatris Inc.	529,713	7,750
*	Bio-Rad Laboratories Inc. Class A	9,386	7,554
*	ABIOMED Inc.	19,652	7,153
*	BioMarin Pharmaceutical Inc.	79,814	6,721
	Cardinal Health Inc.	127,013	6,667
*	Elanco Animal Health Inc. (XNYS)	197,037	6,577
*	Incyte Corp.	81,856	6,261
*	Novocure Ltd.	45,558	6,114
*	Masimo Corp.	22,158	6,017
	DENTSPLY SIRONA Inc.	95,299	5,880
	Universal Health Services Inc. Class B	33,907	5,281
*	Henry Schein Inc.	62,836	4,750
*	DaVita Inc.	30,947	4,047
	Organon & Co.	110,824	3,756
*	Jazz Pharmaceuticals plc	25,854	3,405
*	Sarepta Therapeutics Inc.	33,900	2,648
	Perrigo Co. plc	58,907	2,412
			2,068,454
Industrials (10.7%)
	Visa Inc. Class A	746,236	170,963
*	PayPal Holdings Inc.	518,187	149,580
	Mastercard Inc. Class A	385,779	133,568
	Accenture plc Class A	280,149	94,287
	Union Pacific Corp.	292,761	63,482
	United Parcel Service Inc. Class B	319,060	62,418
	Caterpillar Inc.	241,706	50,969
	American Express Co.	287,235	47,669
	Deere & Co.	124,349	47,008
*	Square Inc. Class A	172,375	46,209
	Automatic Data Processing Inc.	187,451	39,185
	Fidelity National Information Services Inc.	273,506	34,946
	Capital One Financial Corp.	197,350	32,754
	Sherwin-Williams Co.	107,372	32,606
	CSX Corp.	1,000,289	32,539
	Illinois Tool Works Inc.	138,709	32,300
*	Fiserv Inc.	263,698	31,061

8

FTSE Social Index Fund
		Shares	Market Value• ($000)
	FedEx Corp.	108,238	28,758
	Johnson Controls International plc	315,114	23,570
	Global Payments Inc.	128,834	20,954
	Trane Technologies plc	105,460	20,934
	IHS Markit Ltd.	164,229	19,806
	DuPont de Nemours Inc.	235,484	17,430
	Rockwell Automation Inc.	51,268	16,685
	Paychex Inc.	141,310	16,176
*	Mettler-Toledo International Inc.	10,073	15,642
	Cintas Corp.	39,172	15,503
*	Keysight Technologies Inc.	81,576	14,633
	Equifax Inc.	53,400	14,539
	Verisk Analytics Inc. Class A	70,005	14,124
	Stanley Black & Decker Inc.	71,449	13,809
*	Zebra Technologies Corp. Class A	23,379	13,727
	Old Dominion Freight Line Inc.	45,133	13,031
	Synchrony Financial	254,153	12,644
	PACCAR Inc.	150,575	12,328
	Kansas City Southern	40,051	11,241
*	Waters Corp.	27,109	11,224
	Dover Corp.	63,007	10,986
	Vulcan Materials Co.	57,906	10,766
	Xylem Inc.	78,753	10,735
	Martin Marietta Materials Inc.	27,590	10,519
*	Trimble Inc.	109,850	10,350
	TransUnion	83,800	10,184
*	FleetCor Technologies Inc.	35,951	9,465
	Expeditors International of Washington Inc.	74,176	9,245
	WW Grainger Inc.	20,426	8,859
*	Ingersoll Rand Inc.	164,206	8,706
	IDEX Corp.	33,100	7,414
	Westinghouse Air Brake Technologies Corp.	80,001	7,183
	Masco Corp.	110,820	6,729
	JB Hunt Transport Services Inc.	36,651	6,502
	Packaging Corp. of America	41,120	6,238
	Westrock Co.	114,700	5,969
	Fortune Brands Home & Security Inc.	60,134	5,855
	Jack Henry & Associates Inc.	32,744	5,775
	Allegion plc	39,990	5,758
*	Fair Isaac Corp.	12,279	5,645
	Snap-on Inc.	23,819	5,358
	CH Robinson Worldwide Inc.	58,597	5,277
	Robert Half International Inc.	49,207	5,088
*	Mohawk Industries Inc.	25,094	4,963
*	StoneCo. Ltd. Class A	98,455	4,582
	Western Union Co.	181,527	3,928
*	XPO Logistics Inc.	41,937	3,645
*	GXO Logistics Inc.	41,937	3,430
			1,627,456
Real Estate (3.1%)
	American Tower Corp.	198,967	58,132
	Prologis Inc.	325,603	43,846
		Shares	Market Value• ($000)
	Crown Castle International Corp.	189,556	36,905
	Equinix Inc.	39,375	33,211
	Public Storage	66,274	21,447
	Digital Realty Trust Inc.	123,514	20,245
	SBA Communications Corp. Class A	47,665	17,110
	Welltower Inc.	184,030	16,108
*	CoStar Group Inc.	171,820	14,560
	AvalonBay Communities Inc.	61,665	14,157
*	CBRE Group Inc. Class A	146,701	14,127
	Equity Residential	161,814	13,604
	Alexandria Real Estate Equities Inc.	64,531	13,317
	Realty Income Corp.	164,802	11,902
	Extra Space Storage Inc.	57,800	10,803
	Invitation Homes Inc.	248,958	10,252
	Sun Communities Inc.	49,044	9,882
	Mid-America Apartment Communities Inc.	50,426	9,700
	Essex Property Trust Inc.	28,672	9,483
	Ventas Inc.	165,939	9,283
	Healthpeak Properties Inc.	239,350	8,617
	Duke Realty Corp.	163,515	8,586
	Boston Properties Inc.	69,167	7,815
*	Zillow Group Inc. Class C	73,717	7,060
	UDR Inc.	130,246	7,036
	Equity LifeStyle Properties Inc.	76,800	6,533
	WP Carey Inc.	78,182	6,108
	Iron Mountain Inc.	127,624	6,094
	Kimco Realty Corp.	258,544	5,634
*	Host Hotels & Resorts Inc.	311,000	5,150
	Regency Centers Corp.	73,802	5,064
	VEREIT Inc.	99,418	5,024
	Federal Realty Investment Trust	33,924	4,131
	Vornado Realty Trust	76,958	3,223
*	Zillow Group Inc. Class A	24,150	2,309
			476,458
Technology (34.3%)
	Apple Inc.	6,922,658	1,051,067
	Microsoft Corp.	3,322,907	1,003,119
*	Facebook Inc. Class A	1,055,397	400,397
*	Alphabet Inc. Class A	132,887	384,568
*	Alphabet Inc. Class C	124,846	363,207
	NVIDIA Corp.	1,054,880	236,135
*	Adobe Inc.	210,494	139,705
*	salesforce.com Inc.	407,560	108,113
	Intel Corp.	1,782,176	96,344
	Broadcom Inc.	175,972	87,495
	Texas Instruments Inc.	407,084	77,716
	QUALCOMM Inc.	497,313	72,951
	Oracle Corp.	767,564	68,413
	Intuit Inc.	112,475	63,673
*	Advanced Micro Devices Inc.	533,770	59,099
*	ServiceNow Inc.	86,984	55,986
	Applied Materials Inc.	403,495	54,524
	Analog Devices Inc.	236,602	38,554
	Lam Research Corp.	62,729	37,940
*	Micron Technology Inc.	494,607	36,453
*	Autodesk Inc.	96,862	30,036

9

FTSE Social Index Fund
		Shares	Market Value• ($000)
*	Zoom Video Communications Inc. Class A	93,931	27,193
	NXP Semiconductors NV	121,558	26,151
*	Twilio Inc. Class A	71,420	25,494
*	DocuSign Inc. Class A	83,831	24,834
	KLA Corp.	67,601	22,982
*	Synopsys Inc.	67,080	22,287
*	Workday Inc. Class A	81,287	22,204
*	Twitter Inc.	343,529	22,158
	Marvell Technology Inc.	356,844	21,835
*	Atlassian Corp. plc Class A	58,200	21,363
*	Crowdstrike Holdings Inc. Class A	70,844	19,907
*	Cadence Design Systems Inc.	121,475	19,859
*	Palo Alto Networks Inc.	41,890	19,313
*	Fortinet Inc.	58,900	18,562
	Cognizant Technology Solutions Corp. Class A	231,457	17,662
	Microchip Technology Inc.	109,782	17,275
*	Xilinx Inc.	108,099	16,819
	HP Inc.	548,966	16,326
*	EPAM Systems Inc.	23,779	15,048
*	Okta Inc.	54,558	14,382
*	Datadog Inc. Class A	100,203	13,808
*	HubSpot Inc.	19,679	13,470
	Skyworks Solutions Inc.	73,057	13,403
*	Cloudflare Inc. Class A	110,703	13,366
*	Pinterest Inc. Class A	240,013	13,338
	CDW Corp.	62,045	12,447
*	Dell Technologies Inc. Class C	121,363	11,828
*	Gartner Inc.	36,858	11,380
*	Splunk Inc.	71,982	11,004
*	Paycom Software Inc.	22,300	10,902
*	Yandex NV Class A	141,182	10,857
	Monolithic Power Systems Inc.	19,672	9,736
*	Zscaler Inc.	34,358	9,563
*	Qorvo Inc.	50,100	9,420
*	VeriSign Inc.	43,407	9,387
*	MongoDB Inc. Class A	23,000	9,012
*	RingCentral Inc. Class A	35,358	8,919
	Teradyne Inc.	73,300	8,902
	Hewlett Packard Enterprise Co.	569,467	8,804
	NetApp Inc.	98,565	8,765
*	Tyler Technologies Inc.	17,879	8,684
*	Western Digital Corp.	135,498	8,563
*	Akamai Technologies Inc.	70,327	7,965
*	Coupa Software Inc.	32,258	7,897
	Seagate Technology Holdings plc	86,874	7,609
*	Zendesk Inc.	52,100	6,440
	NortonLifeLock Inc.	241,969	6,427
*	Ceridian HCM Holding Inc.	56,389	6,335
*	PTC Inc.	46,100	6,070
*	Check Point Software Technologies Ltd.	46,058	5,786
	Citrix Systems Inc.	54,962	5,654
*	GoDaddy Inc. Class A	74,900	5,491
*,1	VMware Inc. Class A	35,674	5,311
*	F5 Networks Inc.	25,995	5,292
*	Wix.com Ltd.	23,200	5,152
*	Clarivate plc	182,646	4,601
		Shares	Market Value• ($000)
	Amdocs Ltd.	56,525	4,354
*	Flex Ltd.	215,800	4,010
*	Arrow Electronics Inc.	31,988	3,878
			5,210,979
Telecommunications (3.7%)
	Comcast Corp. Class A	2,011,306	122,046
	Cisco Systems Inc.	1,863,098	109,960
	Verizon Communications Inc.	1,826,313	100,447
	AT&T Inc.	3,150,958	86,399
*	Charter Communications Inc. Class A	57,991	47,359
*	T-Mobile U.S. Inc.	260,036	35,630
	Motorola Solutions Inc.	73,530	17,958
*	Arista Networks Inc.	26,507	9,795
	Lumen Technologies Inc.	484,900	5,964
*	DISH Network Corp. Class A	108,872	4,746
*	Liberty Global plc Class C	157,700	4,570
	Juniper Networks Inc.	142,825	4,139
*	Altice USA Inc. Class A	94,330	2,588
*	Liberty Global plc Class A	72,200	2,075
	Ubiquiti Inc.	2,700	879
			554,555
Utilities (0.9%)
	Waste Management Inc.	185,962	28,844
	Sempra Energy	138,710	18,360
	American Water Works Co. Inc.	80,041	14,587
	Republic Services Inc. Class A	92,549	11,488
	Consolidated Edison Inc.	151,225	11,410
	PPL Corp.	339,837	9,974
	Edison International	164,741	9,529
	CMS Energy Corp.	127,205	8,158
	AES Corp.	288,434	6,885
	Alliant Energy Corp.	109,100	6,632
	CenterPoint Energy Inc.	257,857	6,470
	Atmos Energy Corp.	56,410	5,500
	NiSource Inc.	169,805	4,186
	Avangrid Inc.	24,239	1,325
			143,348
Total Common Stocks (Cost $8,277,026)			15,165,791
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2,3]	Vanguard Market Liquidity Fund, 0.068% (Cost $58,580)	585,795	58,580
Total Investments (100.1%) (Cost $8,335,606)			15,224,371
Other Assets and Liabilities— Net (-0.1%)			(21,385)
Net Assets (100%)			15,202,986
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,664,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $5,806,000 was received for securities on loan.

10

FTSE Social Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2021	143	32,322	123

See accompanying Notes, which are an integral part of the Financial Statements.
11

FTSE Social Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $8,277,026)	15,165,791
Affiliated Issuers (Cost $58,580)	58,580
Total Investments in Securities	15,224,371
Investment in Vanguard	487
Cash	37
Cash Collateral Pledged—Futures Contracts	635
Receivables for Investment Securities Sold	27
Receivables for Accrued Income	11,178
Receivables for Capital Shares Issued	29,254
Total Assets	15,265,989
Liabilities
Payables for Investment Securities Purchased	52,733
Collateral for Securities on Loan	5,806
Payables for Capital Shares Redeemed	3,592
Payables to Vanguard	859
Variation Margin Payable—Futures Contracts	13
Total Liabilities	63,003
Net Assets	15,202,986
At August 31, 2021, net assets consisted of:

Paid-in Capital	8,769,009
Total Distributable Earnings (Loss)	6,433,977
Net Assets	15,202,986

Admiral Shares—Net Assets
Applicable to 193,111,712 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,573,127
Net Asset Value Per Share—Admiral Shares	$44.39

Institutional Shares—Net Assets
Applicable to 207,453,855 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,629,859
Net Asset Value Per Share—Institutional Shares	$31.96

See accompanying Notes, which are an integral part of the Financial Statements.
12

FTSE Social Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends[1]	148,506
Interest[2]	24
Securities Lending—Net	101
Total Income	148,631
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,747
Management and Administrative—Admiral Shares	7,922
Management and Administrative—Institutional Shares	5,045
Marketing and Distribution—Admiral Shares	282
Marketing and Distribution—Institutional Shares	157
Custodian Fees	70
Auditing Fees	29
Shareholders’ Reports—Admiral Shares	66
Shareholders’ Reports—Institutional Shares	77
Trustees’ Fees and Expenses	5
Total Expenses	15,400
Net Investment Income	133,231
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	23,991
Futures Contracts	8,897
Realized Net Gain (Loss)	32,888
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	3,136,291
Futures Contracts	(148)
Change in Unrealized Appreciation (Depreciation)	3,136,143
Net Increase (Decrease) in Net Assets Resulting from Operations	3,302,262
1	Dividends are net of foreign withholding taxes of $31,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $23,000, $0, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $50,057,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
13

FTSE Social Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	133,231	118,476
Realized Net Gain (Loss)	32,888	(431,510)
Change in Unrealized Appreciation (Depreciation)	3,136,143	2,226,427
Net Increase (Decrease) in Net Assets Resulting from Operations	3,302,262	1,913,393
Distributions
Investor Shares	—	(124)
Admiral Shares	(71,878)	(65,035)
Institutional Shares	(55,315)	(50,308)
Total Distributions	(127,193)	(115,467)
Capital Share Transactions
Investor Shares	—	(59,575)
Admiral Shares	1,467,446	804,650
Institutional Shares	1,251,775	528,553
Net Increase (Decrease) from Capital Share Transactions	2,719,221	1,273,628
Total Increase (Decrease)	5,894,290	3,071,554
Net Assets
Beginning of Period	9,308,696	6,237,142
End of Period	15,202,986	9,308,696

See accompanying Notes, which are an integral part of the Financial Statements.
14

FTSE Social Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,		February 7, 2019[1] to August 31, 2019
	2021	2020
Net Asset Value, Beginning of Period	$34.27	$27.27	$25.00
Investment Operations
Net Investment Income[2]	.432	.465	.273
Net Realized and Unrealized Gain (Loss) on Investments	10.110	6.996	2.183
Total from Investment Operations	10.542	7.461	2.456
Distributions
Dividends from Net Investment Income	(.422)	(.461)	(.186)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.422)	(.461)	(.186)
Net Asset Value, End of Period	$44.39	$34.27	$27.27
Total Return[3]	31.04%	27.83%	9.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,573	$5,305	$3,478
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%[4]
Ratio of Net Investment Income to Average Net Assets	1.13%	1.60%	1.79%[4]
Portfolio Turnover Rate	4%[5]	18%	11%[5,6]
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
6	Reflects the fund’s portfolio turnover for the fiscal year ended August 31, 2019.

See accompanying Notes, which are an integral part of the Financial Statements.
15

FTSE Social Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.67	$19.63	$19.28	$16.15	$13.96
Investment Operations
Net Investment Income[1]	.317	.339	.314	.305	.271
Net Realized and Unrealized Gain (Loss) on Investments	7.282	5.037	.351	3.105	2.175
Total from Investment Operations	7.599	5.376	.665	3.410	2.446
Distributions
Dividends from Net Investment Income	(.309)	(.336)	(.315)	(.280)	(.256)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.309)	(.336)	(.315)	(.280)	(.256)
Net Asset Value, End of Period	$31.96	$24.67	$19.63	$19.28	$16.15
Total Return	31.09%	27.86%	3.58%	21.34%	17.72%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,630	$4,003	$2,701	$2,349	$1,443
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.15%	1.62%	1.49%	1.71%	1.79%
Portfolio Turnover Rate	4%[2]	18%	11%[2]	8%[2]	11%[2]
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
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FTSE Social Index Fund
Notes to Financial Statements
Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. Prior to November 7, 2019, the fund offered Investor Shares. Effective at the close of business on November 7, 2019, the remaining Investor Shares were converted to Admiral Shares.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
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FTSE Social Index Fund
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds
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FTSE Social Index Fund
effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $487,000, representing less than 0.01% of the fund’s net assets and 0.19% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
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FTSE Social Index Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2021, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	50,045
Total Distributable Earnings (Loss)	(50,045)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	31,685
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(466,746)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	6,869,038
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	127,193	115,467
Long-Term Capital Gains	—	—
Total	127,193	115,467
*	Includes short-term capital gains, if any.
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FTSE Social Index Fund
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,355,333
Gross Unrealized Appreciation	6,971,956
Gross Unrealized Depreciation	(102,918)
Net Unrealized Appreciation (Depreciation)	6,869,038
E.	During the year ended August 31, 2021, the fund purchased $3,282,987,000 of investment securities and sold $565,810,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $110,254,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $161,959,000 and sales were $97,577,000, resulting in net realized gain (loss) of ($11,679,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	—	—	922	45
Issued in Lieu of Cash Distributions	—	—	124	6
Redeemed[1]	—	—	(60,621)	(3,047)
Net Increase (Decrease)—Investor Shares	—	—	(59,575)	(2,996)
Admiral Shares
Issued[1]	2,693,123	70,662	1,697,269	58,728
Issued in Lieu of Cash Distributions	62,679	1,718	56,851	2,114
Redeemed	(1,288,356)	(34,072)	(949,470)	(33,560)
Net Increase (Decrease)—Admiral Shares	1,467,446	38,308	804,650	27,282
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FTSE Social Index Fund
	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	1,839,997	67,229	1,143,683	54,448
Issued in Lieu of Cash Distributions	54,024	2,056	48,991	2,528
Redeemed	(642,246)	(24,102)	(664,121)	(32,286)
Net Increase (Decrease)—Institutional Shares	1,251,775	45,183	528,553	24,690
1	In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019. Investor Shares—Redeemed and Admiral Shares—Issued include 68,000 and 49,000 shares, respectively, in the amount of $1,355,000 from the conversion during the year ended August 31, 2020.
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard FTSE Social
Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard FTSE Social Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2021 tax information (unaudited) for Vanguard FTSE Social Index Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $127,193,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 99.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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Trustees Approve Advisory Arrangement
The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average.
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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard FTSE Social Index Fund's Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
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London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. Mclsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

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All rights reserved.
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Q2130 102021

Annual Report   |   August 31, 2021
Vanguard U.S. Sector Index Funds
Vanguard Communication Services Index Fund
Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Utilities Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Communication Services Index Fund	5
Consumer Discretionary Index Fund	18
Consumer Staples Index Fund	31
Energy Index Fund	42
Financials Index Fund	54
Health Care Index Fund	69
Industrials Index Fund	84
Information Technology Index Fund	98
Materials Index Fund	112
Utilities Index Fund	123
Trustees Approve Advisory Arrangements	135
Liquidity Risk Management	136
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	All ten Vanguard U.S. Sector Index Funds had double-digit returns—ranging from about 15% to about 58%—for the 12 months ended August 31, 2021. Each fund closely tracked its target index.
•	The global economy rebounded more quickly than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that were more successful in containing the virus generally fared better economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound. Stocks rose broadly during the 12 months under review following the sharp contraction.
•	Returns were strongest for Vanguard Financials Index, Energy Index, and Materials Index Funds. At the low end were Vanguard Consumer Staples Index and Utilities Index Funds.
Market Barometer
Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2021
	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Communication Services Index Fund
ETF Shares	$1,000.00	$1,170.20	$0.55
Admiral™ Shares	1,000.00	1,170.20	0.55
Consumer Discretionary Index Fund
ETF Shares	$1,000.00	$1,132.30	$0.54
Admiral Shares	1,000.00	1,132.40	0.54
Consumer Staples Index Fund
ETF Shares	$1,000.00	$1,145.40	$0.54
Admiral Shares	1,000.00	1,145.60	0.54
Energy Index Fund
ETF Shares	$1,000.00	$1,039.40	$0.51
Admiral Shares	1,000.00	1,040.00	0.51
Financials Index Fund
ETF Shares	$1,000.00	$1,192.70	$0.55
Admiral Shares	1,000.00	1,192.90	0.55
Health Care Index Fund
ETF Shares	$1,000.00	$1,173.80	$0.55
Admiral Shares	1,000.00	1,173.90	0.55
Industrials Index Fund
ETF Shares	$1,000.00	$1,136.70	$0.54
Admiral Shares	1,000.00	1,136.70	0.54
Information Technology Index Fund
ETF Shares	$1,000.00	$1,200.00	$0.55
Admiral Shares	1,000.00	1,200.00	0.55
Materials Index Fund
ETF Shares	$1,000.00	$1,175.50	$0.55
Admiral Shares	1,000.00	1,175.70	0.55
Utilities Index Fund
ETF Shares	$1,000.00	$1,182.40	$0.55
Admiral Shares	1,000.00	1,182.40	0.55

Six Months Ended August 31, 2021
	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Hypothetical 5% Yearly Return
Communication Services Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Consumer Discretionary Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Consumer Staples Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Energy Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Financials Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Health Care Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Industrials Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Information Technology Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Materials Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Utilities Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Communication Services Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Consumer Discretionary Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Consumer Staples Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Energy Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Financials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Health Care Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Industrials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Information Technology Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Materials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; and for the Utilities Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Communication Services Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Communication Services Index Fund ETF Shares Net Asset Value	39.75%	11.72%	11.78%	$30,447
Communication Services Index Fund ETF Shares Market Price	39.69	11.74	11.77	30,425
Communication Services Spliced Index	39.84	11.67	11.77	30,417
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	45,188

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Communication Services Index Fund Admiral Shares	39.76%	11.72%	11.79%	$304,873
Communication Services Spliced Index	39.84	11.67	11.77	304,173
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	451,882
Communication Services Spliced Index: MSCI US IMI/Telecommunication Services 25/50 through May 2, 2018; MSCI US IMI/ Communication Services 25/50 Transition Index through December 2, 2018; MSCI US IMI/Communication Services 25/50 thereafter.
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Communication Services Index Fund ETF Shares Market Price	39.69%	74.19%	204.25%
Communication Services Index Fund ETF Shares Net Asset Value	39.75	74.02	204.47
Communication Services Spliced Index	39.84	73.67	204.17
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Communication Services Index Fund
Fund Allocation
As of August 31, 2021
Diversified Telecommunication Services	11.4%
Entertainment	18.5
Interactive Media & Services	49.1
Media	18.6
Wireless Telecommunication Services	2.4
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Communication Services Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Diversified Telecommunication Services (11.4%)
	AT&T Inc.	7,633,382	209,307
	Verizon Communications Inc.	3,793,945	208,667
	Lumen Technologies Inc.	2,039,482	25,086
*	Liberty Global plc Class C	812,263	23,539
*	Iridium Communications Inc.	440,074	19,588
*	Liberty Global plc Class A	613,881	17,643
	Cogent Communications Holdings Inc.	171,990	12,483
*	Liberty Latin America Ltd. Class C	649,260	9,343
*	Bandwidth Inc. Class A	87,385	8,992
*	Globalstar Inc.	2,882,461	5,736
*	Radius Global Infrastructure Inc. Class A (XNMS)	233,756	4,180
*	ORBCOMM Inc.	317,831	3,652
*	Cincinnati Bell Inc.	195,541	3,029
*	Anterix Inc.	45,941	2,711
*	Consolidated Communications Holdings Inc.	289,333	2,682
*	Liberty Latin America Ltd. Class A	163,558	2,332
	ATN International Inc.	44,779	2,042
			561,012
Entertainment (18.5%)
*	Walt Disney Co.	1,474,181	267,269
*	Netflix Inc.	386,056	219,739
	Activision Blizzard Inc.	930,293	76,628
	Electronic Arts Inc.	377,370	54,798
*	Roku Inc.	151,985	53,560
[1]	AMC Entertainment Holdings Inc. Class A	1,003,600	47,300
*	Take-Two Interactive Software Inc.	192,800	31,083
*	Live Nation Entertainment Inc.	321,049	27,835
*	Liberty Media Corp.-Liberty Formula One Class C	456,950	23,094
*	Zynga Inc. Class A	2,415,198	21,375
	Warner Music Group Corp. Class A	399,829	15,193
*	Madison Square Garden Sports Corp.	59,042	10,674
	World Wrestling Entertainment Inc. Class A	181,882	9,478
*	Playtika Holding Corp.	329,329	8,691
*	Madison Square Garden Entertainment Corp.	98,008	7,859
	Cinemark Holdings Inc.	408,437	7,282
*	Lions Gate Entertainment Corp. Class A	359,946	4,651
*,1	Skillz Inc. Class A	394,237	4,640
*	Liberty Media Corp.- Liberty Braves Class C	155,682	4,024
		Shares	Market Value• ($000)
*	Lions Gate Entertainment Corp. Class B	337,978	3,975
*	Imax Corp.	202,725	3,185
*,1	CuriosityStream Inc.	116,198	1,452
	Marcus Corp.	87,079	1,358
*	Liberty Media Corp.- Liberty Braves Class A	33,901	881
*	Endeavor Group Holdings Inc. Class A	1,177	31
			906,055
Interactive Media & Services (49.0%)
*	Facebook Inc. Class A	2,236,440	848,461
*	Alphabet Inc. Class A	196,773	569,451
*	Alphabet Inc. Class C	188,143	547,353
*	Snap Inc. Class A	1,134,450	86,343
*	Twitter Inc.	1,002,277	64,647
*	Match Group Inc.	351,078	48,252
*	ZoomInfo Technologies Inc. Class A	604,836	39,429
*	Pinterest Inc. Class A	679,453	37,757
*	Zillow Group Inc. Class C	298,677	28,604
*	IAC/InterActiveCorp.	177,245	23,405
*	Vimeo Inc.	558,161	21,277
*	Zillow Group Inc. Class A	195,421	18,682
	TripAdvisor Inc.	399,243	13,973
*	Bumble Inc. Class A	240,848	13,126
*	Yelp Inc. Class A	299,512	11,534
*	Cargurus Inc.	318,163	9,666
*,1	fuboTV Inc.	197,627	5,761
*	Eventbrite Inc. Class A	286,122	5,059
*	QuinStreet Inc.	204,758	3,667
*	Cars.com Inc.	276,029	3,511
*	Angi Inc. Class A	281,723	2,998
*	TrueCar Inc.	357,313	1,501
*	Mediaalpha Inc. Class A	62,106	1,378
*	EverQuote Inc. Class A	67,424	1,328
*	Liberty TripAdvisor Holdings Inc. Class A	290,688	1,087
			2,408,250
Media (18.5%)
	Comcast Corp. Class A	3,560,937	216,078
*	Charter Communications Inc. Class A	163,011	133,125
	ViacomCBS Inc. Class B	922,058	38,219
*	Liberty Broadband Corp. Class C	195,075	37,322
	Interpublic Group of Cos. Inc.	791,800	29,479
	Omnicom Group Inc.	390,736	28,610
	Fox Corp. Class A	683,912	25,606
	Cable One Inc.	11,607	24,370
*	Liberty Broadband Corp. Class A	129,748	24,103
*	DISH Network Corp. Class A	542,124	23,631
*	Discovery Inc. Class C	782,437	21,587
		Shares	Market Value• ($000)
*	Liberty Media Corp.- Liberty SiriusXM Class C	432,184	21,328
	News Corp. Class A	944,873	21,231
	New York Times Co. Class A	406,977	20,666
	Nexstar Media Group Inc. Class A	131,309	19,664
*	Altice USA Inc. Class A	680,638	18,677
*,1	Discovery Inc. Class A	620,252	17,888
	Fox Corp. Class B	510,231	17,669
*	Liberty Media Corp.- Liberty SiriusXM Class A	336,072	16,636
[1]	Sirius XM Holdings Inc.	2,390,187	14,987
	TEGNA Inc.	843,253	14,943
*	Magnite Inc.	492,391	14,289
*	Cardlytics Inc.	132,197	12,001
	News Corp. Class B	538,617	11,866
*	iHeartMedia Inc. Class A	449,589	11,186
	John Wiley & Sons Inc. Class A	178,765	10,386
*	TechTarget Inc.	101,825	8,612
	Gray Television Inc.	320,582	7,290
	Meredith Corp.	163,157	7,017
	Sinclair Broadcast Group Inc. Class A	196,881	5,908
*	AMC Networks Inc. Class A	111,191	5,285
*	WideOpenWest Inc.	210,102	4,458
	EW Scripps Co. Class A	212,051	3,931
	Scholastic Corp.	105,027	3,491
*	Clear Channel Outdoor Holdings Inc.	1,324,776	3,484
*	Gannett Co. Inc.	544,225	3,456
*	Boston Omaha Corp. Class A	68,795	2,459
*	Advantage Solutions Inc.	255,880	2,229
*	Thryv Holdings Inc.	60,936	1,888
	Loral Space & Communications Inc.	43,072	1,810
	Entercom Communications Corp. Class A	495,606	1,759
*	Hemisphere Media Group Inc. Class A	65,586	808
*	PubMatic Inc. Class A	21,739	634
			910,066
Wireless Telecommunication Services (2.4%)
*	T-Mobile U.S. Inc.	714,785	97,940
	Telephone and Data Systems Inc.	387,439	7,873
	Shenandoah Telecommunications Co.	190,727	5,689
*,1	Gogo Inc.	198,420	2,669
*	U.S. Cellular Corp.	53,301	1,703
			115,874
Total Common Stocks (Cost $3,659,454)			4,901,257

Communication Services Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (1.1%)
Money Market Fund (1.1%)
[2,3]	Vanguard Market Liquidity Fund, 0.068% (Cost $53,930)	539,312	53,931
Total Investments (100.9%) (Cost $3,713,384)			4,955,188
Other Assets and Liabilities—Net (-0.9%)			(43,519)
Net Assets (100.0%)			4,911,669
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $45,517,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $44,707,000 was received for securities on loan.

Communication Services Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid) (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Pinterest Inc.	8/31/22	BOANA	5,946	(0.080)[1]	—	—
Sirius XM Holdings Inc.	1/31/22	GSI	3,945	(0.089)[2]	139	—
					139	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
2	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BOANA—Bank of America, N.A.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Statement of Assets and Liabilities
As of August 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,659,454)	4,901,257
Affiliated Issuers (Cost $53,930)	53,931
Total Investments in Securities	4,955,188
Investment in Vanguard	158
Receivables for Investment Securities Sold	134,855
Receivables for Accrued Income	1,294
Receivables for Capital Shares Issued	136
Unrealized Appreciation—Over-the-Counter Swap Contracts	139
Total Assets	5,091,770
Liabilities
Due to Custodian	3,662
Payables for Investment Securities Purchased	129,673
Collateral for Securities on Loan	44,707
Payables for Capital Shares Redeemed	1,848
Payables to Vanguard	211
Unrealized Depreciation—Over-the-Counter Swap Contracts	—
Total Liabilities	180,101
Net Assets	4,911,669
At August 31, 2021, net assets consisted of:

Paid-in Capital	4,028,240
Total Distributable Earnings (Loss)	883,429
Net Assets	4,911,669

ETF Shares—Net Assets
Applicable to 31,943,227 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,787,448
Net Asset Value Per Share—ETF Shares	$149.87

Admiral Shares—Net Assets
Applicable to 1,626,426 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	124,221
Net Asset Value Per Share—Admiral Shares	$76.38

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	32,191
Interest[1]	4
Securities Lending—Net	504
Total Income	32,699
Expenses
The Vanguard Group—Note B
Investment Advisory Services	547
Management and Administrative— ETF Shares	2,669
Management and Administrative— Admiral Shares	72
Marketing and Distribution— ETF Shares	153
Marketing and Distribution— Admiral Shares	4
Custodian Fees	5
Auditing Fees	30
Shareholders’ Reports—ETF Shares	157
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	3,639
Net Investment Income	29,060
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	375,611
Futures Contracts	(29)
Swap Contracts	1,088
Realized Net Gain (Loss)	376,670
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	803,203
Swap Contracts	212
Change in Unrealized Appreciation (Depreciation)	803,415
Net Increase (Decrease) in Net Assets Resulting from Operations	1,209,145
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $371,541,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,060	24,581
Realized Net Gain (Loss)	376,670	108,871
Change in Unrealized Appreciation (Depreciation)	803,415	434,730
Net Increase (Decrease) in Net Assets Resulting from Operations	1,209,145	568,182
Distributions
ETF Shares	(24,537)	(22,506)
Admiral Shares	(631)	(540)
Total Distributions	(25,168)	(23,046)
Capital Share Transactions
ETF Shares	719,965	364,805
Admiral Shares	26,851	4,709
Net Increase (Decrease) from Capital Share Transactions	746,816	369,514
Total Increase (Decrease)	1,930,793	914,650
Net Assets
Beginning of Period	2,980,876	2,066,226
End of Period	4,911,669	2,980,876

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$108.04	$87.24	$86.83	$93.54	$95.16
Investment Operations
Net Investment Income[1]	1.018	1.005	.917	3.067	3.108
Net Realized and Unrealized Gain (Loss) on Investments	41.708	20.743	.316	(6.297)	(1.587)
Total from Investment Operations	42.726	21.748	1.233	(3.230)	1.521
Distributions
Dividends from Net Investment Income	(.896)	(.948)	(.823)	(3.480)	(3.141)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.896)	(.948)	(.823)	(3.480)	(3.141)
Net Asset Value, End of Period	$149.87	$108.04	$87.24	$86.83	$93.54
Total Return	39.75%	25.15%	1.47%	-3.50%	1.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,787	$2,914	$2,016	$1,015	$1,388
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.80%	1.09%	1.09%	3.48%	3.26%
Portfolio Turnover Rate[2]	15%	15%	33%	84%	18%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$55.06	$44.46	$44.25	$47.67	$48.50
Investment Operations
Net Investment Income[1]	.519	.512	.470	1.554	1.601
Net Realized and Unrealized Gain (Loss) on Investments	21.259	10.571	.157	(3.199)	(.829)
Total from Investment Operations	21.778	11.083	.627	(1.645)	.772
Distributions
Dividends from Net Investment Income	(.458)	(.483)	(.417)	(1.775)	(1.602)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.458)	(.483)	(.417)	(1.775)	(1.602)
Net Asset Value, End of Period	$76.38	$55.06	$44.46	$44.25	$47.67
Total Return[2]	39.76%	25.16%	1.46%	-3.48%	1.61%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$124	$67	$50	$46	$50
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.79%	1.10%	1.09%	3.48%	3.26%
Portfolio Turnover Rate[3]	15%	15%	33%	84%	18%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Notes to Financial Statements
Vanguard Communication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE ARCA; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2021.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their

Communication Services Index Fund
financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in

Communication Services Index Fund
Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $158,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Communication Services Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	4,901,257	—	—	4,901,257
Temporary Cash Investments	53,931	—	—	53,931
Total	4,955,188	—	—	4,955,188
Derivative Financial Instruments
Assets
Swap Contracts	—	139	—	139
Liabilities
Swap Contracts	—	—	—	—
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	370,966
Total Distributable Earnings (Loss)	(370,966)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	11,792
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(364,946)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,236,583
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	25,168	23,046
Long-Term Capital Gains	—	—
Total	25,168	23,046
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,718,606
Gross Unrealized Appreciation	1,360,440
Gross Unrealized Depreciation	(123,857)
Net Unrealized Appreciation (Depreciation)	1,236,583

Communication Services Index Fund
E.	During the year ended August 31, 2021, the fund purchased $2,272,488,000 of investment securities and sold $1,526,320,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,651,055,000 and $976,726,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $757,000 and sales were $14,579,000, resulting in net realized gain (loss) of ($334,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,693,617	12,776	1,330,015	14,802
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(973,652)	(7,800)	(965,210)	(10,950)
Net Increase (Decrease)—ETF Shares	719,965	4,976	364,805	3,852
Admiral Shares
Issued	58,573	900	39,541	862
Issued in Lieu of Cash Distributions	544	9	448	10
Redeemed	(32,266)	(504)	(35,280)	(771)
Net Increase (Decrease)—Admiral Shares	26,851	405	4,709	101
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Consumer Discretionary Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Consumer Discretionary Index Fund ETF Shares Net Asset Value	32.39%	22.17%	19.87%	$61,240
Consumer Discretionary Index Fund ETF Shares Market Price	32.32	22.17	19.87	61,237
Consumer Discretionary Spliced Index	32.47	22.25	19.97	61,785
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	45,188

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Consumer Discretionary Index Fund Admiral Shares	32.39%	22.18%	19.87%	$612,572
Consumer Discretionary Spliced Index	32.47	22.25	19.97	617,855
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	451,882
Consumer Discretionary Spliced Index: MSCI US IMI/Consumer Discretionary 25/50 through May 2, 2018; MSCI US IMI/Consumer Discretionary 25/50 Transition Index through December 2, 2018; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares Market Price	32.32%	172.18%	512.37%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	32.39	172.18	512.40
Consumer Discretionary Spliced Index	32.47	173.10	517.85
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund
Fund Allocation
As of August 31, 2021
Auto Components	2.5%
Automobiles	12.4
Distributors	1.0
Diversified Consumer Services	1.5
Hotels, Restaurants & Leisure	17.0
Household Durables	5.1
Internet & Direct Marketing Retail	27.6
Leisure Products	1.7
Multiline Retail	4.2
Other	0.0
Specialty Retail	19.7
Textiles, Apparel & Luxury Goods	7.3
The table reflects the fund’s investments, except short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Consumer Discretionary Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (100.1%)
Auto Components (2.5%)
*	Aptiv plc	369,555	56,243
	BorgWarner Inc. (XNYS)	364,947	15,576
	Lear Corp.	86,446	13,826
	Gentex Corp.	373,849	11,515
	Autoliv Inc.	128,472	11,356
*	Fox Factory Holding Corp.	67,982	10,447
*	Goodyear Tire & Rubber Co.	500,280	7,924
*	Veoneer Inc.	194,847	6,975
	LCI Industries	44,982	6,372
*	Adient plc	158,605	6,239
	Dana Inc.	260,158	6,051
*	Gentherm Inc.	66,494	5,706
*	Visteon Corp.	48,827	5,160
*	Dorman Products Inc.	52,579	4,935
*	Tenneco Inc. Class A	230,129	3,590
*	American Axle & Manufacturing Holdings Inc.	316,921	2,811
	Standard Motor Products Inc.	65,161	2,795
*	Modine Manufacturing Co.	172,898	2,151
*	Stoneridge Inc.	87,859	2,047
*	Cooper-Standard Holdings Inc.	65,976	1,536
*	XL Fleet Corp.	40,059	272
*	XPEL Inc.	3,181	242
	Patrick Industries Inc.	2,680	219
*	Luminar Technologies Inc. Class A	11,255	196
*	QuantumScape Corp. Class A	8,858	195
			184,379
Automobiles (12.4%)
*	Tesla Inc.	1,008,466	741,949
*	General Motors Co.	1,752,236	85,877
*	Ford Motor Co.	5,322,723	69,355
	Thor Industries Inc.	87,141	9,884
	Harley-Davidson Inc.	243,344	9,619
	Winnebago Industries Inc.	65,431	4,555
*,1	Fisker Inc.	21,610	301
*	Workhorse Group Inc.	29,507	290
*,1	Canoo Inc.	32,973	238
*	Lordstown Motors Corp. Class A	28,826	190
			922,258
Distributors (1.1%)
	Pool Corp.	57,231	28,289
	Genuine Parts Co.	207,612	25,368
*	LKQ Corp.	420,096	22,135
*	Funko Inc. Class A	101,737	2,029
			77,821
Diversified Consumer Services (1.5%)
	Service Corp. International	255,200	16,016
*	Chegg Inc.	184,636	15,365
		Shares	Market Value• ($000)
*	Bright Horizons Family Solutions Inc.	90,182	13,145
*	Terminix Global Holdings Inc.	209,473	8,720
	H&R Block Inc.	324,829	8,332
*	Grand Canyon Education Inc.	78,128	6,964
*	frontdoor Inc.	143,085	6,241
	Graham Holdings Co. Class B	8,080	4,984
*	Houghton Mifflin Harcourt Co.	335,607	4,521
*	Adtalem Global Education Inc.	111,057	4,109
*	Laureate Education Inc. Class A	246,868	3,933
*	Stride Inc.	110,635	3,788
	Strategic Education Inc.	44,956	3,519
	Carriage Services Inc. Class A	68,109	3,149
*	OneSpaWorld Holdings Ltd.	287,485	3,019
*	WW International Inc.	120,134	2,601
*	Perdoceo Education Corp.	205,315	2,254
*	American Public Education Inc.	75,011	1,973
*	2U Inc.	6,949	257
*	Vivint Smart Home Inc.	18,570	227
			113,117
Hotels, Restaurants & Leisure (17.0%)
	McDonald's Corp.	989,301	234,919
	Starbucks Corp.	1,566,819	184,086
*	Booking Holdings Inc.	54,977	126,429
*	Chipotle Mexican Grill Inc. Class A	36,246	68,988
	Yum! Brands Inc.	407,620	53,410
*	Marriott International Inc. Class A	380,383	51,405
*	Hilton Worldwide Holdings Inc.	384,225	47,974
	Domino's Pizza Inc.	55,224	28,545
	Darden Restaurants Inc.	187,333	28,222
*	Expedia Group Inc.	193,455	27,954
*	Caesars Entertainment Inc.	268,007	27,238
*	Royal Caribbean Cruises Ltd.	321,959	26,636
	MGM Resorts International	573,534	24,444
*	Carnival Corp.	997,694	24,084
*	Las Vegas Sands Corp.	487,961	21,768
*	Vail Resorts Inc.	59,398	18,107
*	Penn National Gaming Inc.	222,568	18,050
*	Wynn Resorts Ltd.	151,468	15,403
*	Norwegian Cruise Line Holdings Ltd.	513,901	13,279
	Aramark	349,333	12,153
	Churchill Downs Inc.	55,100	11,599
	Wyndham Hotels & Resorts Inc.	149,298	10,854
*	Planet Fitness Inc. Class A	130,457	10,606
		Shares	Market Value• ($000)
	Texas Roadhouse Inc. Class A	106,423	10,110
*	Marriott Vacations Worldwide Corp.	65,126	9,740
*	Boyd Gaming Corp.	139,585	8,566
	Wingstop Inc.	49,513	8,513
*	Scientific Games Corp. Class A	109,537	7,925
	Travel + Leisure Co.	143,445	7,855
	Wendy's Co.	329,517	7,586
	Choice Hotels International Inc.	63,059	7,527
	Papa John's International Inc.	55,438	7,070
*	Red Rock Resorts Inc. Class A	139,294	6,520
*	Hilton Grand Vacations Inc.	149,078	6,513
*	Six Flags Entertainment Corp.	139,164	5,878
	Cracker Barrel Old Country Store Inc.	40,422	5,804
*	Hyatt Hotels Corp. Class A	72,020	5,300
*	Shake Shack Inc. Class A	59,349	5,149
*	Everi Holdings Inc.	219,993	5,005
*	SeaWorld Entertainment Inc.	100,999	4,968
	Jack in the Box Inc.	43,431	4,602
*	Brinker International Inc.	84,967	4,526
*	Bloomin' Brands Inc.	160,490	4,300
*	Cheesecake Factory Inc.	88,424	4,125
*	Bally's Corp.	73,891	3,712
*	Dave & Buster's Entertainment Inc.	95,874	3,588
*	Golden Entertainment Inc.	73,861	3,525
*	Dine Brands Global Inc.	39,734	3,287
*	Denny's Corp.	182,897	3,025
*	Playa Hotels & Resorts NV	381,282	2,787
*	Monarch Casino & Resort Inc.	43,161	2,735
*	BJ's Restaurants Inc.	59,105	2,527
*	Accel Entertainment Inc. Class A	210,916	2,430
*	Ruth's Hospitality Group Inc.	114,294	2,342
*	Chuy's Holdings Inc.	63,057	2,034
*	El Pollo Loco Holdings Inc.	102,003	1,850
*	Lindblad Expeditions Holdings Inc.	122,354	1,800
*	Red Robin Gourmet Burgers Inc.	57,684	1,412
*	Golden Nugget Online Gaming Inc.	21,213	458
*	DraftKings Inc. Class A	5,604	332
*	Rush Street Interactive Inc.	20,558	306
*	GAN Ltd.	14,803	253
			1,262,138
Household Durables (5.1%)
	DR Horton Inc.	473,330	45,260
	Lennar Corp. Class A	383,335	41,136

Consumer Discretionary Index Fund
		Shares	Market Value• ($000)
	Garmin Ltd.	204,778	35,719
*	NVR Inc.	4,970	25,744
	PulteGroup Inc.	389,735	20,991
	Whirlpool Corp.	91,602	20,293
*	Mohawk Industries Inc.	88,954	17,592
	Newell Brands Inc.	593,686	15,086
	Tempur Sealy International Inc.	294,586	13,168
	Toll Brothers Inc.	190,538	12,206
*	TopBuild Corp.	51,827	11,339
	Leggett & Platt Inc.	213,372	10,325
*	Helen of Troy Ltd.	41,255	9,868
*	Meritage Homes Corp.	68,666	7,659
*	Skyline Champion Corp.	104,144	6,532
*	Sonos Inc.	164,254	6,526
	KB Home	145,839	6,275
*	LGI Homes Inc.	39,061	6,263
*	Taylor Morrison Home Corp. Class A	220,975	6,207
*	Tri Pointe Homes Inc.	247,824	5,891
	MDC Holdings Inc.	108,883	5,689
	Installed Building Products Inc.	45,000	5,588
*	Cavco Industries Inc.	18,552	4,740
	Century Communities Inc.	65,297	4,577
*	M/I Homes Inc.	67,688	4,358
*	iRobot Corp.	50,809	4,122
	La-Z-Boy Inc.	101,730	3,562
*	GoPro Inc. Class A	310,303	3,094
*	Green Brick Partners Inc.	110,661	2,765
*	Tupperware Brands Corp.	114,910	2,743
*	Universal Electronics Inc.	46,694	2,359
*	Lovesac Co.	41,255	2,333
*	Beazer Homes USA Inc.	124,655	2,332
	Ethan Allen Interiors Inc.	91,710	2,203
*	Purple Innovation Inc. Class A	8,733	213
*	Vuzix Corp.	15,554	206
*,1	Aterian Inc.	17,689	105
			375,069
Internet & Direct Marketing Retail (27.6%)
*	Amazon.com Inc.	501,422	1,740,330
*	MercadoLibre Inc.	60,176	112,376
	eBay Inc.	924,865	70,974
*	Etsy Inc.	173,494	37,520
*	Wayfair Inc. Class A	92,927	26,089
*	Chewy Inc. Class A	115,333	10,163
*	Stamps.com Inc.	29,701	9,769
	Qurate Retail Inc. Series A	639,667	7,055
	Shutterstock Inc.	44,477	5,126
*	Overstock.com Inc.	69,890	5,043
*	Revolve Group Inc.	70,547	4,054
*	Stitch Fix Inc. Class A	96,389	4,040
*	1-800-Flowers.com Inc. Class A	84,809	2,694
*	Lands' End Inc.	68,013	2,302
	PetMed Express Inc.	69,853	1,924
*	Groupon Inc. Class A	69,924	1,732
*	Duluth Holdings Inc. Class B	107,475	1,672
*	Quotient Technology Inc.	213,389	1,549
*	RealReal Inc.	86,174	1,072
*	Porch Group Inc.	16,416	328
			2,045,812
Leisure Products (1.7%)
*	Peloton Interactive Inc. Class A	277,816	27,834
	Hasbro Inc.	192,750	18,949
*	YETI Holdings Inc.	120,123	11,933
		Shares	Market Value• ($000)
	Brunswick Corp.	122,250	11,842
*	Mattel Inc.	552,037	11,786
	Polaris Inc.	90,903	10,887
*	Vista Outdoor Inc.	122,962	5,023
*	Callaway Golf Co.	176,745	4,959
	Acushnet Holdings Corp.	85,144	4,254
	Smith & Wesson Brands Inc.	160,130	3,864
	Sturm Ruger & Co. Inc.	46,601	3,644
*	Malibu Boats Inc. Class A	48,527	3,475
	Johnson Outdoors Inc. Class A	19,537	2,243
*	Master Craft Boat Holdings Inc.	85,803	2,140
	Clarus Corp.	11,454	310
*	AMMO Inc.	38,165	280
			123,423
Multiline Retail (4.2%)
	Target Corp.	658,714	162,689
	Dollar General Corp.	319,642	71,252
*	Dollar Tree Inc.	326,328	29,546
	Kohl's Corp.	242,724	13,932
*	Macy's Inc.	510,814	11,437
*	Ollie's Bargain Outlet Holdings Inc.	93,950	6,800
*	Nordstrom Inc.	192,641	5,512
	Big Lots Inc.	76,826	3,738
	Dillard's Inc. Class A	19,535	3,721
	Franchise Group Inc.	6,746	234
			308,861
Other (0.0%)[2]
*,3	Media General Inc. CVR	69,182	3
Specialty Retail (19.7%)
	Home Depot Inc.	1,403,317	457,734
	Lowe's Cos. Inc.	939,239	191,501
	TJX Cos. Inc.	1,613,798	117,355
	Ross Stores Inc.	485,701	57,507
*	O'Reilly Automotive Inc.	95,258	56,591
*	AutoZone Inc.	29,736	46,066
	Best Buy Co. Inc.	315,952	36,812
	Tractor Supply Co.	162,617	31,588
*	Carvana Co. Class A	90,745	29,770
*	CarMax Inc.	231,928	29,040
*	Ulta Beauty Inc.	74,394	28,814
*	Burlington Stores Inc.	93,730	28,071
	Bath & Body Works Inc.	381,185	25,722
	Williams-Sonoma Inc.	113,591	21,207
*	GameStop Corp. Class A	89,802	19,598
	Advance Auto Parts Inc.	96,448	19,564
*	Five Below Inc.	83,233	17,713
*	RH	23,727	16,625
*	Floor & Decor Holdings Inc. Class A	127,347	15,702
	Dick's Sporting Goods Inc.	106,934	15,057
	Lithia Motors Inc. Class A	44,009	14,580
*	AutoNation Inc.	88,009	9,601
	Gap Inc.	355,925	9,514
	Foot Locker Inc.	162,375	9,205
*	Victoria's Secret & Co.	128,541	8,522
*	National Vision Holdings Inc.	140,491	8,427
	American Eagle Outfitters Inc.	261,331	7,976
	Signet Jewelers Ltd.	99,824	7,906
	Murphy USA Inc.	47,704	7,408
*	Asbury Automotive Group Inc.	34,377	6,402
		Shares	Market Value• ($000)
	Rent-A-Center Inc.	96,314	6,076
*	Bed Bath & Beyond Inc.	217,662	5,994
*	Boot Barn Holdings Inc.	64,500	5,759
	Penske Automotive Group Inc.	63,073	5,672
	Group 1 Automotive Inc.	33,851	5,600
*	ODP Corp.	107,135	5,054
*	Sleep Number Corp.	50,351	4,658
*	Abercrombie & Fitch Co. Class A	128,531	4,596
*	Sally Beauty Holdings Inc.	238,561	4,435
	Hibbett Inc.	46,147	4,416
*	Urban Outfitters Inc.	133,375	4,404
	Monro Inc.	69,629	3,963
	Camping World Holdings Inc. Class A	92,431	3,692
*	Children's Place Inc.	41,216	3,579
*	Genesco Inc.	54,343	3,371
	Sonic Automotive Inc. Class A	65,002	3,285
*	MarineMax Inc.	64,909	3,156
	Buckle Inc.	80,817	3,130
	Caleres Inc.	126,928	3,121
	Shoe Carnival Inc.	81,149	3,106
*	Conn's Inc.	114,116	2,807
	Guess? Inc.	113,597	2,748
*	Designer Brands Inc. Class A	183,957	2,667
	Winmark Corp.	12,320	2,583
*	America's Car-Mart Inc.	19,841	2,566
*	Zumiez Inc.	61,707	2,480
	Haverty Furniture Cos. Inc.	64,651	2,304
*	Lumber Liquidators Holdings Inc.	95,605	1,994
	Aaron's Co. Inc.	59,982	1,591
*	Academy Sports & Outdoors Inc.	6,961	308
*	Leslie's Inc.	12,057	291
*	Arko Corp.	23,458	243
*	Shift Technologies Inc.	32,004	238
*	GrowGeneration Corp.	6,449	206
*	Vroom Inc.	6,118	164
			1,461,835
Textiles, Apparel & Luxury Goods (7.3%)
	NIKE Inc. Class B	1,664,896	274,275
*	Lululemon Athletica Inc.	168,153	67,290
	VF Corp.	462,834	35,393
*	Deckers Outdoor Corp.	41,655	17,430
*	Tapestry Inc.	413,343	16,666
*	Crocs Inc.	101,415	14,484
*	Capri Holdings Ltd.	226,385	12,793
*	PVH Corp.	111,910	11,727
*	Skechers USA Inc. Class A	220,572	11,123
	Hanesbrands Inc.	555,340	10,374
	Ralph Lauren Corp. Class A	79,078	9,183
	Carter's Inc.	75,543	7,734
*	Under Armour Inc. Class A	324,008	7,498
*	Under Armour Inc. Class C	351,240	7,046
	Steven Madden Ltd.	150,263	6,081
	Columbia Sportswear Co.	55,624	5,674
	Wolverine World Wide Inc.	153,975	5,522
	Kontoor Brands Inc.	93,357	5,038
	Oxford Industries Inc.	42,406	3,829
	Levi Strauss & Co. Class A	142,993	3,748
*	G-III Apparel Group Ltd.	112,893	3,492
	Movado Group Inc.	77,992	2,819

Consumer Discretionary Index Fund
		Shares	Market Value• ($000)
*	Fossil Group Inc.	160,542	2,151
*	Unifi Inc.	72,926	1,695
			543,065
Total Common Stocks (Cost $4,999,135)			7,417,781
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[4,5]	Vanguard Market Liquidity Fund, 0.068% (Cost $915)	9,149	915
Total Investments (100.1%) (Cost $5,000,050)			7,418,696
Other Assets and Liabilities—Net (-0.1%)			(7,878)
Net Assets (100.0%)			7,410,818
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $843,000.
2	“Other” represents securities that are not classified by the fund’s benchmark index.
3	Security value determined using significant unobservable inputs.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $902,000 was received for securities on loan.
CVR—Contingent Value Rights.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Statement of Assets and Liabilities
As of August 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,999,135)	7,417,781
Affiliated Issuers (Cost $915)	915
Total Investments in Securities	7,418,696
Investment in Vanguard	245
Receivables for Investment Securities Sold	58,778
Receivables for Accrued Income	4,026
Receivables for Capital Shares Issued	1,003
Total Assets	7,482,748
Liabilities
Due to Custodian	3,284
Payables for Investment Securities Purchased	61,811
Collateral for Securities on Loan	902
Payables for Capital Shares Redeemed	5,614
Payables to Vanguard	319
Total Liabilities	71,930
Net Assets	7,410,818
At August 31, 2021, net assets consisted of:

Paid-in Capital	5,150,136
Total Distributable Earnings (Loss)	2,260,682
Net Assets	7,410,818

ETF Shares—Net Assets
Applicable to 20,742,318 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,658,089
Net Asset Value Per Share—ETF Shares	$320.99

Admiral Shares—Net Assets
Applicable to 4,530,499 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	752,729
Net Asset Value Per Share—Admiral Shares	$166.15

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	40,382
Interest[1]	23
Securities Lending—Net	841
Total Income	41,246
Expenses
The Vanguard Group—Note B
Investment Advisory Services	886
Management and Administrative— ETF Shares	4,102
Management and Administrative— Admiral Shares	482
Marketing and Distribution— ETF Shares	184
Marketing and Distribution— Admiral Shares	25
Custodian Fees	16
Auditing Fees	30
Shareholders’ Reports—ETF Shares	155
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	2
Total Expenses	5,890
Net Investment Income	35,356
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	241,558
Futures Contracts	484
Swap Contracts	27,678
Realized Net Gain (Loss)	269,720
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,260,549
Futures Contracts	3
Swap Contracts	(19,676)
Change in Unrealized Appreciation (Depreciation)	1,240,876
Net Increase (Decrease) in Net Assets Resulting from Operations	1,545,952
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $23,000, $10,000, and ($17,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $306,235,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,356	35,195
Realized Net Gain (Loss)	269,720	462,167
Change in Unrealized Appreciation (Depreciation)	1,240,876	708,129
Net Increase (Decrease) in Net Assets Resulting from Operations	1,545,952	1,205,491
Distributions
ETF Shares	(73,583)	(36,170)
Admiral Shares	(7,931)	(3,859)
Total Distributions	(81,514)	(40,029)
Capital Share Transactions
ETF Shares	1,320,560	(74,809)
Admiral Shares	162,859	2,845
Net Increase (Decrease) from Capital Share Transactions	1,483,419	(71,964)
Total Increase (Decrease)	2,947,857	1,093,498
Net Assets
Beginning of Period	4,462,961	3,369,463
End of Period	7,410,818	4,462,961

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$246.86	$178.51	$180.85	$141.74	$126.45
Investment Operations
Net Investment Income[1]	1.724	1.998	2.052	2.066	2.068
Net Realized and Unrealized Gain (Loss) on Investments	76.697	68.603	(2.391)	39.031	15.248
Total from Investment Operations	78.421	70.601	(.339)	41.097	17.316
Distributions
Dividends from Net Investment Income	(4.291)	(2.251)	(2.001)	(1.987)	(2.026)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.291)	(2.251)	(2.001)	(1.987)	(2.026)
Net Asset Value, End of Period	$320.99	$246.86	$178.51	$180.85	$141.74
Total Return	32.39%	39.98%	-0.14%	29.22%	13.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,658	$4,026	$3,049	$3,199	$2,198
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.60%	1.06%	1.20%	1.28%	1.53%
Portfolio Turnover Rate[2]	8%	10%	9%	28%	6%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$127.78	$92.40	$93.61	$73.36	$65.45
Investment Operations
Net Investment Income[1]	.889	1.033	1.058	1.073	1.071
Net Realized and Unrealized Gain (Loss) on Investments	39.704	35.512	(1.232)	20.205	7.890
Total from Investment Operations	40.593	36.545	(.174)	21.278	8.961
Distributions
Dividends from Net Investment Income	(2.223)	(1.165)	(1.036)	(1.028)	(1.051)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.223)	(1.165)	(1.036)	(1.028)	(1.051)
Net Asset Value, End of Period	$166.15	$127.78	$92.40	$93.61	$73.36
Total Return[2]	32.39%	40.01%	-0.14%	29.24%	13.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$753	$437	$321	$328	$204
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.60%	1.06%	1.20%	1.28%	1.53%
Portfolio Turnover Rate[3]	8%	10%	9%	28%	6%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Notes to Financial Statements
Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE ARCA; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2021.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their

Consumer Discretionary Index Fund
financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open swap contracts at year ended August 31, 2021.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in

Consumer Discretionary Index Fund
Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $245,000, representing less than 0.01% of the fund’s net assets and 0.10% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	7,417,778	—	3	7,417,781
Temporary Cash Investments	915	—	—	915
Total	7,418,693	—	3	7,418,696

Consumer Discretionary Index Fund
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	306,232
Total Distributable Earnings (Loss)	(306,232)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	31,443
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(182,279)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,411,518
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	81,514	40,029
Long-Term Capital Gains	—	—
Total	81,514	40,029
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,007,179
Gross Unrealized Appreciation	2,542,817
Gross Unrealized Depreciation	(131,299)
Net Unrealized Appreciation (Depreciation)	2,411,518
E.	During the year ended August 31, 2021, the fund purchased $2,568,135,000 of investment securities and sold $1,038,125,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,832,917,000 and $572,858,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $571,000 and sales were $19,877,000, resulting in net realized gain (loss) of $198,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Consumer Discretionary Index Fund
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,907,066	6,682	928,490	4,882
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(586,506)	(2,250)	(1,003,299)	(5,650)
Net Increase (Decrease)—ETF Shares	1,320,560	4,432	(74,809)	(768)
Admiral Shares
Issued	361,180	2,448	134,048	1,375
Issued in Lieu of Cash Distributions	7,024	57	3,403	36
Redeemed	(205,345)	(1,392)	(134,606)	(1,465)
Net Increase (Decrease)—Admiral Shares	162,859	1,113	2,845	(54)
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Consumer Staples Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Consumer Staples Index Fund ETF Shares Net Asset Value	15.01%	8.81%	11.90%	$30,773
Consumer Staples Index Fund ETF Shares Market Price	14.95	8.81	11.90	30,780
MSCI US Investable Market Consumer Staples 25/50 Index	15.15	8.91	12.02	31,108
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	45,188

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Consumer Staples Index Fund Admiral Shares	15.04%	8.82%	11.91%	$308,089
MSCI US Investable Market Consumer Staples 25/50 Index	15.15	8.91	12.02	311,081
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	451,882
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Consumer Staples Index Fund ETF Shares Market Price	14.95%	52.55%	207.80%
Consumer Staples Index Fund ETF Shares Net Asset Value	15.01	52.53	207.73
MSCI US Investable Market Consumer Staples 25/50 Index	15.15	53.24	211.08
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund
Fund Allocation
As of August 31, 2021
Beverages	22.6%
Food & Staples Retailing	23.2
Food Products	19.6
Household Products	20.8
Personal Products	4.9
Tobacco	8.9
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Consumer Staples Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (100.0%)
Beverages (22.6%)
	Coca-Cola Co.	9,955,603	560,600
	PepsiCo Inc.	3,331,693	521,044
*	Monster Beverage Corp.	1,178,797	115,015
	Constellation Brands Inc. Class A	488,355	103,111
	Keurig Dr Pepper Inc.	2,076,038	74,052
	Brown-Forman Corp. Class B	916,066	64,326
	Molson Coors Beverage Co. Class B	617,892	29,368
*	Boston Beer Co. Inc. Class A	34,931	19,918
*	Celsius Holdings Inc.	158,506	12,959
	Coca-Cola Consolidated Inc.	26,624	10,814
	National Beverage Corp.	170,745	7,948
	MGP Ingredients Inc.	111,202	7,262
			1,526,417
Food & Staples Retailing (23.2%)
	Walmart Inc.	3,759,707	556,813
	Costco Wholesale Corp.	1,053,548	479,881
	Sysco Corp.	1,480,571	117,927
	Walgreens Boots Alliance Inc.	2,226,288	112,984
	Kroger Co.	2,290,808	105,446
*	Performance Food Group Co.	544,099	27,325
*	BJ's Wholesale Club Holdings Inc.	461,276	26,136
	Casey's General Stores Inc.	127,143	26,008
*	U.S. Foods Holding Corp	723,705	24,606
*	United Natural Foods Inc.	352,634	12,977
*	Sprouts Farmers Market Inc.	510,243	12,705
*	Grocery Outlet Holding Corp.	414,632	10,793
	PriceSmart Inc.	124,776	10,557
*	Rite Aid Corp.	453,163	8,039
	Ingles Markets Inc. Class A	115,562	7,845
*	Chefs' Warehouse Inc.	259,182	7,835
	Weis Markets Inc.	129,252	7,361
	Andersons Inc.	239,539	7,277
	SpartanNash Co.	322,118	6,926
			1,569,441
Food Products (19.6%)
	Mondelez International Inc. Class A	4,074,079	252,878
	General Mills Inc.	1,750,086	101,173
	Archer-Daniels-Midland Co.	1,684,406	101,064
		Shares	Market Value• ($000)
	Hershey Co.	433,135	76,968
	Kraft Heinz Co.	1,970,420	70,915
	Tyson Foods Inc. Class A	871,349	68,418
	McCormick & Co. Inc.	735,641	63,478
	Conagra Brands Inc.	1,499,811	49,674
	Kellogg Co.	769,884	48,611
*	Darling Ingredients Inc.	594,581	44,296
	J M Smucker Co.	337,610	41,752
	Hormel Foods Corp.	913,772	41,613
	Bunge Ltd.	449,070	33,999
	Lamb Weston Holdings Inc.	471,018	30,687
*	Freshpet Inc.	184,254	23,610
*,1	Beyond Meat Inc.	195,492	23,389
*	Post Holdings Inc.	206,273	23,084
	Ingredion Inc.	237,323	20,851
	Campbell Soup Co.	471,367	19,670
	Flowers Foods Inc.	736,937	17,782
	Sanderson Farms Inc.	88,593	17,409
	Lancaster Colony Corp.	77,371	13,713
*	Hain Celestial Group Inc.	362,685	13,568
*	Simply Good Foods Co.	375,042	13,359
	J & J Snack Foods Corp.	70,137	11,486
*	TreeHouse Foods Inc.	281,284	10,540
*	Hostess Brands Inc. Class A	647,657	10,337
[1]	B&G Foods Inc.	332,407	10,092
*	Pilgrim's Pride Corp.	302,028	8,408
*,1	Tattooed Chef Inc.	395,805	8,379
	Utz Brands Inc.	425,415	8,262
	Cal-Maine Foods Inc.	228,261	8,254
	Fresh Del Monte Produce Inc.	245,215	8,063
	John B Sanfilippo & Son Inc.	77,394	6,578
	Calavo Growers Inc.	140,120	6,574
	Tootsie Roll Industries Inc.	175,636	5,559
*	Whole Earth Brands Inc.	379,662	4,761
*	Mission Produce Inc.	154,901	3,213
*	Vital Farms Inc.	175,494	3,155
			1,325,622
Household Products (20.8%)
	Procter & Gamble Co.	6,214,790	884,924
	Colgate-Palmolive Co.	2,357,018	183,730
	Kimberly-Clark Corp.	1,010,871	139,308
	Church & Dwight Co. Inc.	768,807	64,318
	Clorox Co.	374,931	63,007
	WD-40 Co.	63,902	15,313
	Spectrum Brands Holdings Inc.	188,405	14,707
	Energizer Holdings Inc.	285,665	11,238
*	Central Garden & Pet Co. Class A	259,749	10,824
	Reynolds Consumer Products Inc.	329,375	9,315
		Shares	Market Value• ($000)
*	Central Garden & Pet Co.	105,780	4,871
			1,401,555
Personal Products (4.9%)
	Estee Lauder Cos. Inc. Class A	650,396	221,453
*	Herbalife Nutrition Ltd.	416,314	21,374
	Medifast Inc.	66,686	15,198
*	Coty Inc. Class A	1,430,145	13,972
	Nu Skin Enterprises Inc. Class A	227,286	11,505
	Edgewell Personal Care Co.	245,618	10,390
	Inter Parfums Inc.	135,336	9,817
*	elf Beauty Inc.	285,425	8,834
*	BellRing Brands Inc. Class A	251,973	8,509
*	USANA Health Sciences Inc.	81,672	7,925
			328,977
Tobacco (8.9%)
	Philip Morris International Inc.	2,996,995	308,691
	Altria Group Inc.	5,173,827	259,881
	Vector Group Ltd.	682,537	10,252
	Universal Corp.	161,910	8,193
	Turning Point Brands Inc.	135,339	6,734
*	22nd Century Group Inc.	1,673,501	5,974
			599,725
Total Common Stocks (Cost $5,570,326)			6,751,737
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[2,3]	Vanguard Market Liquidity Fund, 0.068% (Cost $10,168)	101,685	10,169
Total Investments (100.1%) (Cost $5,580,494)			6,761,906
Other Assets and Liabilities—Net (-0.1%)			(7,905)
Net Assets (100.0%)			6,754,001
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,940,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $10,172,000 was received for securities on loan, of which $10,169,000 is held in Vanguard Market Liquidity Fund and $3,000 is held in cash.

Consumer Staples Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Campbell Soup Co.	1/31/22	GSI	7,602	(0.089)	—	(300)
1	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Statement of Assets and Liabilities
As of August 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,570,326)	6,751,737
Affiliated Issuers (Cost $10,168)	10,169
Total Investments in Securities	6,761,906
Investment in Vanguard	223
Cash	3
Cash Collateral Pledged—Over-the-Counter Swap Contracts	530
Receivables for Investment Securities Sold	176,672
Receivables for Accrued Income	8,503
Receivables for Capital Shares Issued	619
Total Assets	6,948,456
Liabilities
Due to Custodian	1,378
Payables for Investment Securities Purchased	177,918
Collateral for Securities on Loan	10,172
Payables for Capital Shares Redeemed	4,389
Payables to Vanguard	298
Unrealized Depreciation—Over-the-Counter Swap Contracts	300
Total Liabilities	194,455
Net Assets	6,754,001
At August 31, 2021, net assets consisted of:

Paid-in Capital	5,720,183
Total Distributable Earnings (Loss)	1,033,818
Net Assets	6,754,001

ETF Shares—Net Assets
Applicable to 31,490,135 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,907,922
Net Asset Value Per Share—ETF Shares	$187.61

Admiral Shares—Net Assets
Applicable to 9,146,074 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	846,079
Net Asset Value Per Share—Admiral Shares	$92.51

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	166,786
Interest[1]	8
Securities Lending—Net	234
Total Income	167,028
Expenses
The Vanguard Group—Note B
Investment Advisory Services	965
Management and Administrative— ETF Shares	4,215
Management and Administrative— Admiral Shares	629
Marketing and Distribution— ETF Shares	208
Marketing and Distribution— Admiral Shares	36
Custodian Fees	24
Auditing Fees	30
Shareholders’ Reports—ETF Shares	290
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	3
Total Expenses	6,418
Net Investment Income	160,610
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	385,035
Swap Contracts	(2,955)
Realized Net Gain (Loss)	382,080
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	343,209
Swap Contracts	(649)
Change in Unrealized Appreciation (Depreciation)	342,560
Net Increase (Decrease) in Net Assets Resulting from Operations	885,250
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $8,000, $3,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $429,542,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	160,610	156,532
Realized Net Gain (Loss)	382,080	311,395
Change in Unrealized Appreciation (Depreciation)	342,560	171,892
Net Increase (Decrease) in Net Assets Resulting from Operations	885,250	639,819
Distributions
ETF Shares	(143,448)	(139,853)
Admiral Shares	(20,463)	(19,295)
Total Distributions	(163,911)	(159,148)
Capital Share Transactions
ETF Shares	(432,751)	(5,661)
Admiral Shares	(37,372)	22,460
Net Increase (Decrease) from Capital Share Transactions	(470,123)	16,799
Total Increase (Decrease)	251,216	497,470
Net Assets
Beginning of Period	6,502,785	6,005,315
End of Period	6,754,001	6,502,785

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$167.31	$154.72	$140.13	$140.15	$139.97
Investment Operations
Net Investment Income[1]	4.385	3.992	3.896	3.603	3.651
Net Realized and Unrealized Gain (Loss) on Investments	20.341	12.658	14.346	(.033)	.212
Total from Investment Operations	24.726	16.650	18.242	3.570	3.863
Distributions
Dividends from Net Investment Income	(4.427)	(4.060)	(3.652)	(3.590)	(3.683)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.427)	(4.060)	(3.652)	(3.590)	(3.683)
Net Asset Value, End of Period	$187.61	$167.31	$154.72	$140.13	$140.15
Total Return	15.01%	11.01%	13.24%	2.60%	2.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,908	$5,712	$5,296	$3,983	$3,780
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.50%	2.58%	2.71%	2.60%	2.63%
Portfolio Turnover Rate[2]	8%	3%	6%	8%	5%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$82.50	$76.29	$69.09	$69.10	$69.02
Investment Operations
Net Investment Income[1]	2.160	1.973	1.923	1.776	1.797
Net Realized and Unrealized Gain (Loss) on Investments	10.032	6.239	7.076	(.018)	.101
Total from Investment Operations	12.192	8.212	8.999	1.758	1.898
Distributions
Dividends from Net Investment Income	(2.183)	(2.002)	(1.799)	(1.768)	(1.818)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.183)	(2.002)	(1.799)	(1.768)	(1.818)
Net Asset Value, End of Period	$92.51	$82.50	$76.29	$69.09	$69.10
Total Return[2]	15.04%	11.03%	13.24%	2.59%	2.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$846	$791	$710	$587	$742
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.50%	2.59%	2.71%	2.60%	2.63%
Portfolio Turnover Rate[3]	8%	3%	6%	8%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Notes to Financial Statements
Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years

Consumer Staples Index Fund
after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of

Consumer Staples Index Fund
trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $223,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	6,751,737	—	—	6,751,737
Temporary Cash Investments	10,169	—	—	10,169
Total	6,761,906	—	—	6,761,906
Derivative Financial Instruments
Liabilities
Swap Contracts	—	300	—	300
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	428,613
Total Distributable Earnings (Loss)	(428,613)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of

Consumer Staples Index Fund
unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	23,842
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(168,707)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,178,683
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	163,911	159,148
Long-Term Capital Gains	—	—
Total	163,911	159,148
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,583,223
Gross Unrealized Appreciation	1,442,847
Gross Unrealized Depreciation	(264,164)
Net Unrealized Appreciation (Depreciation)	1,178,683
E.	During the year ended August 31, 2021, the fund purchased $1,324,378,000 of investment securities and sold $1,779,304,000 of investment securities, other than temporary cash investments. Purchases and sales include $768,932,000 and $1,298,044,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $358,000 and sales were $7,542,000, resulting in net realized gain (loss) of ($363,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	871,879	4,824	1,146,786	7,587
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,304,630)	(7,475)	(1,152,447)	(7,675)
Net Increase (Decrease)—ETF Shares	(432,751)	(2,651)	(5,661)	(88)
Admiral Shares
Issued	211,742	2,456	294,479	3,969
Issued in Lieu of Cash Distributions	16,733	197	15,970	211
Redeemed	(265,847)	(3,092)	(287,989)	(3,896)
Net Increase (Decrease)—Admiral Shares	(37,372)	(439)	22,460	284
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Energy Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Energy Index Fund ETF Shares Net Asset Value	48.07%	-3.21%	-1.01%	$9,036
Energy Index Fund ETF Shares Market Price	47.91	-3.21	-1.01	9,034
MSCI US Investable Market Energy 25/50 Index	48.27	-3.12	-0.88	9,154
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	45,188

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Energy Index Fund Admiral Shares	48.18%	-3.18%	-0.98%	$90,583
MSCI US Investable Market Energy 25/50 Index	48.27	-3.12	-0.88	91,542
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	451,882
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Energy Index Fund ETF Shares Market Price	47.91%	-15.07%	-9.66%
Energy Index Fund ETF Shares Net Asset Value	48.07	-15.04	-9.64
MSCI US Investable Market Energy 25/50 Index	48.27	-14.65	-8.46
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Energy Index Fund
Fund Allocation
As of August 31, 2021
Coal & Consumable Fuels	0.1%
Integrated Oil & Gas	39.7
Oil & Gas Drilling	0.8
Oil & Gas Equipment & Services	9.2
Oil & Gas Exploration & Production	27.1
Oil & Gas Refining & Marketing	10.9
Oil & Gas Storage & Transportation	12.2
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Energy Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Coal & Consumable Fuels (0.1%)
*	Arch Resources Inc.	101,406	7,675
Integrated Oil & Gas (39.6%)
	Exxon Mobil Corp.	22,395,441	1,221,000
	Chevron Corp.	10,181,045	985,220
	Occidental Petroleum Corp.	5,061,047	130,018
			2,336,238
Oil & Gas Drilling (0.7%)
	Helmerich & Payne Inc.	622,968	16,770
*	Transocean Ltd.	3,474,153	12,368
	Patterson-UTI Energy Inc.	1,208,883	9,381
*	Nabors Industries Ltd. (XNYS)	66,383	5,599
*	Nabors Industries Ltd. Warrants Exp. 6/11/26	26,520	154
			44,272
Oil & Gas Equipment & Services (9.2%)
	Schlumberger NV	7,596,136	212,996
	Halliburton Co.	4,825,665	96,417
	Baker Hughes Co. Class A	3,855,490	87,828
	NOV Inc.	2,135,825	28,129
*	ChampionX Corp.	1,131,336	26,394
	TechnipFMC plc	2,374,735	15,744
	Cactus Inc. Class A	314,814	11,809
*	Oceaneering International Inc.	624,717	7,684
	Core Laboratories NV	264,784	7,297
	Archrock Inc.	789,756	6,065
	Liberty Oilfield Services Inc. Class A	584,157	5,970
*	Dril-Quip Inc.	214,189	5,205
	U.S. Silica Holdings Inc.	580,142	5,094
	DMC Global Inc.	119,668	4,807
*	ProPetro Holding Corp.	557,069	4,312
*	NexTier Oilfield Solutions Inc.	1,101,379	3,965
*	Helix Energy Solutions Group Inc.	942,782	3,545
*	Tidewater Inc.	290,659	3,343
*	Frank's International NV	830,736	2,392
	RPC Inc.	453,652	1,737
			540,733
Oil & Gas Exploration & Production (27.0%)
	ConocoPhillips	6,702,404	372,184
	EOG Resources Inc.	3,183,091	214,922
	Pioneer Natural Resources Co.	1,233,826	184,667
	Devon Energy Corp.	3,433,408	101,457
		Shares	Market Value• ($000)
	Hess Corp.	1,203,818	82,762
	Diamondback Energy Inc.	975,181	75,225
	Marathon Oil Corp.	4,500,069	52,876
	Texas Pacific Land Corp.	34,694	47,175
	APA Corp.	2,091,541	40,743
	Ovintiv Inc.	1,474,380	40,192
	Cimarex Energy Co.	572,338	36,756
	Cabot Oil & Gas Corp.	2,231,238	35,454
	EQT Corp.	1,442,670	26,444
	PDC Energy Inc.	608,513	25,405
*	Antero Resources Corp.	1,525,871	20,935
*	Southwestern Energy Co.	4,435,468	20,181
	Continental Resources Inc.	512,315	20,124
	Range Resources Corp.	1,359,392	19,874
	Matador Resources Co.	658,251	18,925
	Murphy Oil Corp.	865,516	18,401
*	Denbury Inc.	234,688	16,506
*	CNX Resources Corp.	1,328,549	15,092
	SM Energy Co.	708,596	13,534
	Magnolia Oil & Gas Corp. Class A	853,007	13,375
*	Callon Petroleum Co.	275,406	9,411
*	Centennial Resource Development Inc. Class A	1,519,193	7,748
*	Whiting Petroleum Corp.	155,912	7,320
	Oasis Petroleum Inc.	82,026	7,103
	Viper Energy Partners LP	377,343	6,988
*	Tellurian Inc.	2,046,633	6,529
	Bonanza Creek Energy Inc.	150,538	5,853
	Kosmos Energy Ltd.	2,468,862	5,827
	Brigham Minerals Inc. Class A	277,787	5,311
*	California Resources Corp.	147,971	5,065
	Northern Oil and Gas Inc.	275,471	4,573
*	Talos Energy Inc.	257,448	3,192
	Berry Corp.	430,780	2,585
*	W&T Offshore Inc.	702,044	2,289
*	Comstock Resources Inc.	314,471	1,859
			1,594,862
Oil & Gas Refining & Marketing (10.8%)
	Marathon Petroleum Corp.	3,585,381	212,505
	Phillips 66	2,405,970	171,040
	Valero Energy Corp.	2,249,560	149,168
	HollyFrontier Corp.	880,329	28,461
	Green Plains Inc.	381,386	13,387
		Shares	Market Value• ($000)
*	Renewable Energy Group Inc.	270,856	13,115
	World Fuel Services Corp.	382,807	12,388
*	Clean Energy Fuels Corp.	1,090,777	8,650
	Delek U.S. Holdings Inc.	461,792	7,901
	PBF Energy Inc. Class A	648,054	6,740
*	Par Pacific Holdings Inc.	259,298	4,276
*	Gevo Inc.	632,746	3,942
*	REX American Resources Corp.	39,592	3,356
	CVR Energy Inc.	185,977	2,678
			637,607
Oil & Gas Storage & Transportation (12.1%)
	Kinder Morgan Inc.	11,117,691	180,885
	Williams Cos. Inc.	6,619,682	163,440
	ONEOK Inc.	2,409,225	126,533
*	Cheniere Energy Inc.	1,202,132	105,138
	Targa Resources Corp.	1,213,987	53,318
*	DTE Midstream LLC	471,450	21,908
	Equitrans Midstream Corp.	2,337,427	20,406
	Antero Midstream Corp.	1,687,914	16,221
	Plains GP Holdings LP Class A	998,271	9,743
	EnLink Midstream LLC	1,689,546	9,107
	International Seaways Inc.	248,961	4,282
	Hess Midstream LP Class A	155,170	3,994
	Dorian LPG Ltd.	213,097	2,817
			717,792
Total Common Stocks (Cost $7,063,427)			5,879,179
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $8)	83	8
Total Investments (99.5%) (Cost $7,063,435)			5,879,187
Other Assets and Liabilities—Net (0.5%)			26,726
Net Assets (100.0%)			5,905,913
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Energy Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid) (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Cheniere Energy Inc.	8/31/22	BOANA	6,122	(0.080)[1]	—	—
Hess Corp.	1/31/22	GSI	20,238	(0.089)[2]	386	—
					386	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
2	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BOANA—Bank of America, N.A.
GSI—Goldman Sachs International.
At August 31, 2021, the counterparties had deposited in segregated accounts securities with a value of $750,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Statement of Assets and Liabilities
As of August 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $7,063,427)	5,879,179
Affiliated Issuers (Cost $8)	8
Total Investments in Securities	5,879,187
Investment in Vanguard	206
Cash Collateral Pledged—Over-the-Counter Swap Contracts	20
Receivables for Investment Securities Sold	65,592
Receivables for Accrued Income	45,511
Receivables for Capital Shares Issued	933
Unrealized Appreciation—Over-the-Counter Swap Contracts	386
Total Assets	5,991,835
Liabilities
Due to Custodian	19,122
Payables for Investment Securities Purchased	66,054
Payables for Capital Shares Redeemed	491
Payables to Vanguard	255
Total Liabilities	85,922
Net Assets	5,905,913
At August 31, 2021, net assets consisted of:

Paid-in Capital	8,173,012
Total Distributable Earnings (Loss)	(2,267,099)
Net Assets	5,905,913

ETF Shares—Net Assets
Applicable to 70,676,629 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,805,573
Net Asset Value Per Share—ETF Shares	$67.99

Admiral Shares—Net Assets
Applicable to 32,394,551 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,100,340
Net Asset Value Per Share—Admiral Shares	$33.97

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	229,860
Interest[1]	15
Securities Lending—Net	383
Total Income	230,258
Expenses
The Vanguard Group—Note B
Investment Advisory Services	749
Management and Administrative— ETF Shares	3,059
Management and Administrative— Admiral Shares	691
Marketing and Distribution— ETF Shares	173
Marketing and Distribution— Admiral Shares	36
Custodian Fees	13
Auditing Fees	30
Shareholders’ Reports—ETF Shares	202
Shareholders’ Reports—Admiral Shares	9
Trustees’ Fees and Expenses	2
Total Expenses	4,964
Net Investment Income	225,294
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	111,873
Futures Contracts	(1)
Swap Contracts	7,296
Foreign Currencies	3
Realized Net Gain (Loss)	119,171
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,393,849
Swap Contracts	2,382
Change in Unrealized Appreciation (Depreciation)	1,396,231
Net Increase (Decrease) in Net Assets Resulting from Operations	1,740,696
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $15,000, $7,000, and ($7,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $274,638,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	225,294	164,582
Realized Net Gain (Loss)	119,171	(111,862)
Change in Unrealized Appreciation (Depreciation)	1,396,231	(1,055,673)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,740,696	(1,002,953)
Distributions
ETF Shares	(165,567)	(125,010)
Admiral Shares	(32,990)	(18,446)
Total Distributions	(198,557)	(143,456)
Capital Share Transactions
ETF Shares	812,839	693,979
Admiral Shares	424,314	81,692
Net Increase (Decrease) from Capital Share Transactions	1,237,153	775,671
Total Increase (Decrease)	2,779,292	(370,738)
Net Assets
Beginning of Period	3,126,621	3,497,359
End of Period	5,905,913	3,126,621

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$47.90	$75.75	$103.13	$85.71	$95.06
Investment Operations
Net Investment Income[1]	2.802	2.957	2.769	2.519	2.819[2]
Net Realized and Unrealized Gain (Loss) on Investments	19.789	(28.064)	(27.449)	17.837	(9.801)
Total from Investment Operations	22.591	(25.107)	(24.680)	20.356	(6.982)
Distributions
Dividends from Net Investment Income	(2.501)	(2.743)	(2.700)	(2.936)	(2.368)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.501)	(2.743)	(2.700)	(2.936)	(2.368)
Net Asset Value, End of Period	$67.99	$47.90	$75.75	$103.13	$85.71
Total Return	48.07%	-33.87%	-24.34%	24.06%	-7.55%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,806	$2,720	$3,029	$4,288	$3,656
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	4.54%	4.91%	3.15%	2.56%	2.93%[2]
Portfolio Turnover Rate[3]	5%	8%	7%	5%	11%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.453 and 0.47%, respectively, from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$23.93	$37.84	$51.52	$42.82	$47.49
Investment Operations
Net Investment Income[1]	1.435	1.461	1.388	1.249	1.375[2]
Net Realized and Unrealized Gain (Loss) on Investments	9.855	(14.001)	(13.720)	8.916	(4.863)
Total from Investment Operations	11.290	(12.540)	(12.332)	10.165	(3.488)
Distributions
Dividends from Net Investment Income	(1.250)	(1.370)	(1.348)	(1.465)	(1.182)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.250)	(1.370)	(1.348)	(1.465)	(1.182)
Net Asset Value, End of Period	$33.97	$23.93	$37.84	$51.52	$42.82
Total Return[3]	48.18%	-33.82%	-24.33%	24.06%	-7.56%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,100	$407	$468	$642	$523
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	4.52%	4.84%	3.15%	2.56%	2.93%[2]
Portfolio Turnover Rate[4]	5%	8%	7%	5%	11%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.228 and 0.47%, respectively, from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Notes to Financial Statements
Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented 0% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2021.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the

Energy Index Fund
event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2021, the fund’s average amounts of investments in total return swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank

Energy Index Fund
Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $206,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Energy Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	5,866,811	12,368	—	5,879,179
Temporary Cash Investments	8	—	—	8
Total	5,866,819	12,368	—	5,879,187
Derivative Financial Instruments
Assets
Swap Contracts	—	386	—	386
Liabilities
Swap Contracts	—	—	—	—
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, foreign currency transactions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	274,387
Total Distributable Earnings (Loss)	(274,387)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	72,459
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(1,086,540)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(1,253,018)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	198,557	143,456
Long-Term Capital Gains	—	—
Total	198,557	143,456
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,132,206
Gross Unrealized Appreciation	576,590
Gross Unrealized Depreciation	(1,829,608)
Net Unrealized Appreciation (Depreciation)	(1,253,018)

Energy Index Fund
E.	During the year ended August 31, 2021, the fund purchased $2,353,846,000 of investment securities and sold $1,087,860,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,450,064,000 and $862,019,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $4,720,000 and sales were $3,543,000, resulting in net realized gain (loss) of ($932,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,677,226	28,056	1,802,367	36,134
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(864,387)	(14,150)	(1,108,388)	(19,350)
Net Increase (Decrease)—ETF Shares	812,839	13,906	693,979	16,784
Admiral Shares
Issued	770,533	26,470	415,739	16,420
Issued in Lieu of Cash Distributions	30,065	981	16,719	566
Redeemed	(376,284)	(12,066)	(350,766)	(12,349)
Net Increase (Decrease)—Admiral Shares	424,314	15,385	81,692	4,637
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Financials Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Financials Index Fund ETF Shares Net Asset Value	58.26%	15.69%	15.25%	$41,356
Financials Index Fund ETF Shares Market Price	58.22	15.69	15.25	41,340
MSCI US Investable Market Financials 25/50 Index	58.41	15.80	15.36	41,747
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	45,188

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Financials Index Fund Admiral Shares	58.32%	15.70%	15.26%	$413,815
MSCI US Investable Market Financials 25/50 Index	58.41	15.80	15.36	417,472
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	451,882
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Financials Index Fund ETF Shares Market Price	58.22%	107.27%	313.40%
Financials Index Fund ETF Shares Net Asset Value	58.26	107.25	313.56
MSCI US Investable Market Financials 25/50 Index	58.41	108.25	317.47
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Financials Index Fund
Fund Allocation
As of August 31, 2021
Banks	37.5%
Capital Markets	27.9
Consumer Finance	6.2
Diversified Financial Services	7.7
Insurance	18.1
IT Services	0.0
Mortgage Real Estate Investment Trusts (REITs)	1.4
Other	0.0
Thrifts & Mortgage Finance	1.2
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Financials Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Banks (37.5%)
	JPMorgan Chase & Co.	6,838,445	1,093,809
	Bank of America Corp.	17,422,746	727,400
	Wells Fargo & Co.	9,338,092	426,751
	Citigroup Inc.	4,669,652	335,795
	U.S. Bancorp	3,196,717	183,460
	PNC Financial Services Group Inc.	959,754	183,409
	Truist Financial Corp.	3,037,600	173,325
	First Republic Bank	397,560	79,091
*	SVB Financial Group	126,189	70,603
	Fifth Third Bancorp	1,589,953	61,786
	Huntington Bancshares Inc.	3,334,607	51,786
	KeyCorp	2,191,488	44,531
	Regions Financial Corp.	2,170,653	44,346
	Citizens Financial Group Inc.	961,798	42,117
	M&T Bank Corp.	290,517	40,675
	Signature Bank	130,205	33,766
	East West Bancorp Inc.	320,459	23,502
	Comerica Inc.	315,379	23,310
	Western Alliance Bancorp	233,897	22,819
	Zions Bancorp NA	369,670	21,404
	First Horizon Corp.	1,250,333	20,493
	Commerce Bancshares Inc.	237,898	16,824
	Pinnacle Financial Partners Inc.	172,343	16,703
	People's United Financial Inc.	966,526	15,880
	Cullen/Frost Bankers Inc.	136,663	15,610
	Prosperity Bancshares Inc.	209,294	14,625
	First Financial Bankshares Inc.	305,330	14,540
	Synovus Financial Corp.	335,414	14,456
	Popular Inc.	182,204	13,837
	CIT Group Inc.	223,889	12,408
	Valley National Bancorp	916,134	11,946
	Bank OZK	274,993	11,668
	First Citizens BancShares Inc. Class A	12,925	11,603
	Glacier Bancorp Inc.	216,031	11,506
	PacWest Bancorp	265,269	11,287
	South State Corp.	160,711	11,022
	United Bankshares Inc.	292,703	10,634
	Webster Financial Corp.	203,894	10,301
	Sterling Bancorp	437,005	10,003
	Umpqua Holdings Corp.	501,509	9,764
	Wintrust Financial Corp.	128,964	9,652
	UMB Financial Corp.	104,337	9,555
	Hancock Whitney Corp.	196,155	9,015
	Community Bank System Inc.	121,209	8,969
	BankUnited Inc.	210,512	8,848
	FNB Corp.	724,442	8,461
		Shares	Market Value• ($000)
	First Hawaiian Inc.	294,513	8,220
	ServisFirst Bancshares Inc.	110,432	8,108
	Home BancShares Inc.	355,067	7,865
	Ameris Bancorp	158,183	7,789
*	Texas Capital Bancshares Inc.	113,541	7,720
	Bank of Hawaii Corp.	91,472	7,666
	Pacific Premier Bancorp Inc.	191,722	7,661
	Investors Bancorp Inc.	534,870	7,654
	Eastern Bankshares Inc.	382,330	7,562
	Associated Banc-Corp.	347,398	7,163
	Simmons First National Corp. Class A	246,586	7,163
	Cathay General Bancorp	171,056	6,805
	BancorpSouth Bank	231,495	6,790
	Atlantic Union Bankshares Corp.	177,330	6,561
	Old National Bancorp	377,015	6,281
	BOK Financial Corp.	70,823	6,236
	First BanCorp. (XNYS)	487,808	6,210
*	Silvergate Capital Corp. Class A	54,378	6,144
	Cadence BanCorp. Class A	283,684	6,102
	United Community Banks Inc.	198,130	5,978
	CVB Financial Corp.	290,140	5,907
	Columbia Banking System Inc.	161,452	5,870
	Fulton Financial Corp.	370,331	5,870
	Independent Bank Group Inc.	83,293	5,866
	Independent Bank Corp. (XNGS)	74,226	5,693
	WesBanco Inc.	153,942	5,234
	First Financial Bancorp	220,169	5,176
	First Merchants Corp.	123,588	5,086
	International Bancshares Corp.	121,329	5,081
	Towne Bank	162,911	4,964
	Hilltop Holdings Inc.	148,215	4,961
	First Midwest Bancorp Inc.	261,934	4,906
	Sandy Spring Bancorp Inc.	108,148	4,712
	Trustmark Corp.	145,551	4,602
	Banner Corp.	78,993	4,518
	Renasant Corp.	126,364	4,435
	Live Oak Bancshares Inc.	72,265	4,423
*	Triumph Bancorp Inc.	53,084	4,365
	Heartland Financial USA Inc.	91,955	4,325
	Eagle Bancorp Inc.	73,184	4,223
	Park National Corp.	35,735	4,190
	First Interstate BancSystem Inc. Class A	95,063	4,188
	Veritex Holdings Inc.	110,412	3,967
		Shares	Market Value• ($000)
	Seacoast Banking Corp. of Florida	123,679	3,950
	Great Western Bancorp Inc.	123,463	3,822
	Hope Bancorp Inc.	276,498	3,813
	Lakeland Financial Corp.	56,410	3,746
	Enterprise Financial Services Corp.	82,894	3,723
	NBT Bancorp Inc.	97,942	3,512
	Westamerica BanCorp.	60,043	3,407
	FB Financial Corp.	74,142	3,054
	Berkshire Hills Bancorp Inc.	113,855	2,918
	Stock Yards Bancorp Inc.	56,579	2,918
	First Commonwealth Financial Corp.	215,745	2,917
	Customers Bancorp Inc.	70,152	2,905
*	Bancorp Inc.	116,670	2,877
	OceanFirst Financial Corp.	134,994	2,870
	City Holding Co.	35,363	2,755
	OFG Bancorp	115,171	2,742
	First Busey Corp.	115,599	2,740
	First BanCorp.	64,256	2,683
	Brookline Bancorp Inc.	177,562	2,658
	Tompkins Financial Corp.	33,362	2,655
	Southside Bancshares Inc.	70,420	2,654
	TriCo Bancshares	66,612	2,634
	S&T Bancorp Inc.	87,857	2,618
	National Bank Holdings Corp. Class A	68,729	2,577
	Dime Community Bancshares Inc.	73,744	2,434
	ConnectOne Bancorp Inc.	80,111	2,292
	BancFirst Corp.	40,282	2,278
	Preferred Bank	33,544	2,143
	German American Bancorp Inc.	56,750	2,120
	Origin Bancorp Inc.	50,262	2,068
	Washington Trust Bancorp Inc.	38,600	2,056
	Heritage Financial Corp.	80,299	2,044
	First Foundation Inc.	84,898	2,040
	First Bancorp Inc. (XNMS)	48,422	1,962
	Lakeland Bancorp Inc.	113,087	1,909
	QCR Holdings Inc.	36,149	1,878
	1st Source Corp.	39,610	1,862
	Bryn Mawr Bank Corp.	44,671	1,823
	Banc of California Inc.	100,190	1,800
	Univest Financial Corp.	65,428	1,772
	Harborone Bancorp Inc.	117,801	1,665
	Allegiance Bancshares Inc.	43,586	1,620
	Central Pacific Financial Corp.	63,202	1,600
	Horizon Bancorp Inc.	88,588	1,581
	Camden National Corp.	33,747	1,575

Financials Index Fund
		Shares	Market Value• ($000)
*	Nicolet Bankshares Inc.	20,497	1,566
	Heritage Commerce Corp.	134,080	1,511
	Community Trust Bancorp Inc.	35,783	1,491
	Peapack-Gladstone Financial Corp.	43,723	1,456
	Peoples Bancorp Inc.	45,701	1,428
*	CrossFirst Bankshares Inc.	105,509	1,395
	Byline Bancorp Inc.	56,027	1,378
	Great Southern Bancorp Inc.	24,930	1,358
	Cambridge Bancorp	15,535	1,332
	Hanmi Financial Corp.	68,893	1,328
	Flushing Financial Corp.	57,547	1,320
*	Amerant Bancorp Inc. (XNGS)	48,172	1,280
	Arrow Financial Corp.	34,706	1,279
	Bank of Marin Bancorp	35,161	1,273
*	TriState Capital Holdings Inc.	62,702	1,267
	Midland States Bancorp Inc.	49,449	1,251
	First Mid Bancshares Inc.	29,699	1,215
	Financial Institutions Inc.	36,653	1,164
	Republic Bancorp Inc. Class A	22,900	1,148
	First of Long Island Corp.	53,895	1,143
	Altabancorp	27,381	1,137
	First Community Bankshares Inc.	35,614	1,113
	Bank First Corp.	15,522	1,102
	Mercantile Bank Corp.	34,922	1,090
*	Atlantic Capital Bancshares Inc.	44,240	1,072
	First Financial Corp.	25,997	1,051
	CBTX Inc.	37,574	1,023
	MidWestOne Financial Group Inc.	34,277	1,006
	Farmers National Banc Corp.	63,371	989
	Independent Bank Corp.	46,567	975
	Century Bancorp Inc. Class A	6,487	742
	Amalgamated Financial Corp.	31,576	491
*	Amerant Bancorp Inc.	17,830	396
			4,409,975
Capital Markets (27.8%)
	Morgan Stanley	3,152,444	329,210
	BlackRock Inc.	344,537	324,998
	Goldman Sachs Group Inc.	767,569	317,397
	S&P Global Inc.	544,211	241,532
	Charles Schwab Corp.	3,265,981	237,927
	Blackstone Inc.	1,545,747	194,347
	CME Group Inc.	811,240	163,643
	Intercontinental Exchange Inc.	1,271,191	151,945
	Moody's Corp.	380,588	144,916
	MSCI Inc. Class A	186,199	118,158
	Bank of New York Mellon Corp.	1,882,319	103,942
	T Rowe Price Group Inc.	412,588	92,366
	KKR & Co. Inc.	1,182,725	76,037
	State Street Corp.	785,498	72,981
	Ameriprise Financial Inc.	261,778	71,442
	Northern Trust Corp.	446,570	52,927
		Shares	Market Value• ($000)
	Nasdaq Inc.	259,734	50,851
	MarketAxess Holdings Inc.	85,800	40,834
	Raymond James Financial Inc.	279,662	39,125
	FactSet Research Systems Inc.	85,434	32,484
	Cboe Global Markets Inc.	241,231	30,431
	LPL Financial Holdings Inc.	180,544	26,693
	Apollo Global Management Inc. Class A	393,736	23,537
	Franklin Resources Inc.	683,241	22,164
	Ares Management Corp. Class A	274,938	21,220
	Tradeweb Markets Inc. Class A	236,603	20,587
	Invesco Ltd.	781,873	19,797
	Carlyle Group Inc.	360,283	17,791
	Jefferies Financial Group Inc.	472,830	17,476
	SEI Investments Co.	275,004	17,273
	Stifel Financial Corp.	237,350	16,401
	Affiliated Managers Group Inc.	94,070	16,002
	Janus Henderson Group plc	350,723	15,207
	Morningstar Inc.	53,542	14,349
	Evercore Inc. Class A	92,485	12,915
	Interactive Brokers Group Inc. Class A	184,866	11,950
	Houlihan Lokey Inc. Class A	116,774	10,533
	Moelis & Co. Class A	138,670	8,591
	Artisan Partners Asset Management Inc. Class A	147,455	7,662
*	Open Lending Corp. Class A	200,949	7,429
	Federated Hermes Inc.	212,604	7,192
	Hamilton Lane Inc. Class A	77,879	6,703
*	Focus Financial Partners Inc. Class A	120,514	6,252
	Piper Sandler Cos.	40,939	5,851
	Virtus Investment Partners Inc.	17,380	5,435
	Virtu Financial Inc. Class A	201,533	4,933
	Cohen & Steers Inc.	55,007	4,825
	PJT Partners Inc. Class A	52,784	4,169
	StepStone Group Inc. Class A	86,007	4,117
	Brightsphere Investment Group Inc.	134,188	3,649
	BGC Partners Inc. Class A	688,525	3,546
*	StoneX Group Inc.	38,738	2,700
*,1	Freedom Holding Corp.	39,286	2,531
*	Donnelley Financial Solutions Inc.	67,526	2,252
	B Riley Financial Inc.	33,030	2,165
	Cowen Inc. Class A	53,614	1,932
*	Blucora Inc.	107,931	1,771
	WisdomTree Investments Inc.	250,229	1,579
	Victory Capital Holdings Inc. Class A	36,378	1,274
		Shares	Market Value• ($000)
	Diamond Hill Investment Group Inc.	6,729	1,232
	Sculptor Capital Management Inc. Class A	42,543	1,204
*	Assetmark Financial Holdings Inc.	40,512	1,089
	Oppenheimer Holdings Inc. Class A	20,974	977
	GAMCO Investors Inc. Class A	12,313	336
	Associated Capital Group Inc. Class A	7,240	267
			3,273,051
Consumer Finance (6.2%)
	American Express Co.	1,542,240	255,950
	Capital One Financial Corp.	1,019,954	169,282
	Discover Financial Services	688,592	88,291
	Synchrony Financial	1,313,877	65,365
	Ally Financial Inc.	837,206	44,288
	SLM Corp.	656,775	12,315
*	Credit Acceptance Corp.	20,742	12,024
	OneMain Holdings Inc.	182,609	10,560
*	Upstart Holdings Inc.	43,437	9,952
	Navient Corp.	405,387	9,409
	FirstCash Inc.	93,248	7,990
*	PROG Holdings Inc.	152,846	7,233
*	LendingClub Corp.	208,669	6,481
*	Green Dot Corp. Class A	111,184	5,808
	Santander Consumer USA Holdings Inc.	137,778	5,750
*	LendingTree Inc.	27,160	4,526
*	PRA Group Inc.	102,573	4,308
*	Encore Capital Group Inc.	70,108	3,450
	Nelnet Inc. Class A	37,984	3,072
*	Enova International Inc.	83,546	2,755
*	World Acceptance Corp.	9,121	1,732
*	Oportun Financial Corp.	37,296	942
	Curo Group Holdings Corp.	41,119	673
			732,156
Diversified Financial Services (7.7%)
*	Berkshire Hathaway Inc. Class B	2,996,826	856,403
	Equitable Holdings Inc.	870,854	27,005
	Voya Financial Inc.	273,895	17,798
*	Cannae Holdings Inc.	186,009	5,937
	Alerus Financial Corp.	34,830	1,040
			908,183
Insurance (18.0%)
	Chubb Ltd.	1,015,911	186,846
	Marsh & McLennan Cos. Inc.	1,148,633	180,565
	Aon plc Class A	509,740	146,224
	Progressive Corp.	1,321,959	127,358
	American International Group Inc.	1,938,924	105,788
	MetLife Inc.	1,680,912	104,217
	Prudential Financial Inc.	890,228	94,257
	Allstate Corp.	676,341	91,495
	Travelers Cos. Inc.	568,201	90,747
	Aflac Inc.	1,458,532	82,670
	Arthur J Gallagher & Co.	465,882	66,910
	Willis Towers Watson plc	291,327	64,302
	Hartford Financial Services Group Inc.	807,348	54,270

Financials Index Fund
		Shares	Market Value• ($000)
	Cincinnati Financial Corp.	345,787	42,670
	Principal Financial Group Inc.	614,781	41,074
*	Markel Corp.	31,085	39,486
*	Arch Capital Group Ltd.	911,211	37,451
	Brown & Brown Inc.	541,309	31,423
	Fidelity National Financial Inc.	619,916	30,270
	Loews Corp.	505,218	28,227
	Lincoln National Corp.	408,556	28,047
	W R Berkley Corp.	320,239	24,117
	Everest Re Group Ltd.	90,497	23,973
	Assurant Inc.	136,917	23,291
	American Financial Group Inc.	163,613	22,569
*	Alleghany Corp.	31,538	21,341
	Globe Life Inc.	221,155	21,246
*	Athene Holding Ltd. Class A	303,916	20,353
	Reinsurance Group of America Inc.	153,132	17,736
	RenaissanceRe Holdings Ltd.	111,598	17,491
	First American Financial Corp.	247,806	17,478
	Old Republic International Corp.	653,806	16,999
	Primerica Inc.	88,923	13,600
	Unum Group	462,640	12,315
	Hanover Insurance Group Inc.	80,770	11,414
	Selective Insurance Group Inc.	135,590	11,331
	Erie Indemnity Co. Class A	57,561	10,193
	RLI Corp.	92,189	10,070
	Kemper Corp.	146,608	10,057
*	Brighthouse Financial Inc.	193,244	9,461
	Kinsale Capital Group Inc.	49,226	8,952
	Axis Capital Holdings Ltd.	172,405	8,822
	Assured Guaranty Ltd.	170,542	8,503
	White Mountains Insurance Group Ltd.	6,985	7,829
	CNO Financial Group Inc.	296,433	7,251
*	Trupanion Inc.	76,878	7,040
*,1	Lemonade Inc.	83,780	6,329
*	Enstar Group Ltd.	27,079	6,246
	Goosehead Insurance Inc. Class A	41,885	6,148
	American Equity Investment Life Holding Co.	192,898	6,113
*	Palomar Holdings Inc.	55,556	4,989
*	Genworth Financial Inc. Class A	1,134,850	4,256
	Argo Group International Holdings Ltd.	77,681	4,109
	Horace Mann Educators Corp.	95,105	3,899
	Stewart Information Services Corp.	59,982	3,776
	Mercury General Corp.	62,243	3,717
*	BRP Group Inc. Class A	94,638	3,563
	American National Group Inc.	18,222	3,508
	James River Group Holdings Ltd.	85,079	3,130
		Shares	Market Value• ($000)
	ProAssurance Corp.	121,192	3,090
	Safety Insurance Group Inc.	34,247	2,785
	Employers Holdings Inc.	63,490	2,614
	AMERISAFE Inc.	43,410	2,498
*	eHealth Inc.	55,169	2,132
*	SiriusPoint Ltd.	204,440	2,006
	State Auto Financial Corp.	39,272	1,986
	HCI Group Inc.	15,466	1,727
*	Ambac Financial Group Inc.	102,898	1,450
*	MBIA Inc.	114,027	1,276
	United Fire Group Inc.	48,108	1,249
*	Selectquote Inc.	127,751	1,220
	National Western Life Group Inc. Class A	5,351	1,186
*	GoHealth Inc. Class A	110,068	535
	Crawford & Co. Class A	34,521	344
*	Trean Insurance Group Inc.	28,521	291
			2,123,901
IT Services (0.0%)
*	BM Technologies Inc. (XASE)	8,896	87
Mortgage Real Estate Investment Trusts (REITs) (1.4%)
	Annaly Capital Management Inc.	3,161,302	27,472
	AGNC Investment Corp.	1,187,027	19,360
	Starwood Property Trust Inc.	648,325	16,727
	New Residential Investment Corp.	1,054,308	11,513
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	177,646	10,724
	Blackstone Mortgage Trust Inc. Class A	316,403	10,381
	Chimera Investment Corp.	524,004	8,028
	Arbor Realty Trust Inc.	286,469	5,237
	Apollo Commercial Real Estate Finance Inc.	313,157	4,870
	Two Harbors Investment Corp.	703,779	4,645
	MFA Financial Inc.	911,127	4,373
	PennyMac Mortgage Investment Trust	221,208	4,294
	New York Mortgage Trust Inc.	847,682	3,747
	Redwood Trust Inc.	260,702	3,251
	Broadmark Realty Capital Inc.	281,926	2,963
	Ladder Capital Corp. Class A	258,019	2,944
	Ellington Financial Inc.	107,232	1,986
[1]	Invesco Mortgage Capital Inc.	636,575	1,986
	Ready Capital Corp.	128,682	1,970
	BrightSpire Capital Inc. Class A	187,258	1,876
	ARMOUR Residential REIT Inc.	162,576	1,766
	Granite Point Mortgage Trust Inc.	123,623	1,701
	Ares Commercial Real Estate Corp.	99,996	1,578
	Capstead Mortgage Corp.	215,979	1,488
		Shares	Market Value• ($000)
	KKR Real Estate Finance Trust Inc.	68,588	1,463
	TPG RE Finance Trust Inc.	112,093	1,412
	Dynex Capital Inc.	68,228	1,212
	Orchid Island Capital Inc.	209,824	1,053
			160,020
Other (0.0%)[2]
*,3	NewStar Financial Inc. CVR	42,593	4
Thrifts & Mortgage Finance (1.2%)
	New York Community Bancorp Inc.	1,046,834	13,106
	Essent Group Ltd.	255,321	12,021
	MGIC Investment Corp.	769,567	11,751
	Radian Group Inc.	430,903	10,182
	PennyMac Financial Services Inc.	120,437	8,015
	Walker & Dunlop Inc.	67,919	7,542
*	Mr Cooper Group Inc.	155,501	6,046
	Flagstar Bancorp Inc.	120,409	5,955
*	Axos Financial Inc.	119,667	5,802
	Washington Federal Inc.	163,190	5,434
	Rocket Cos. Inc. Class A	309,966	5,378
	WSFS Financial Corp.	106,838	4,852
*	NMI Holdings Inc. Class A	186,337	4,206
	Provident Financial Services Inc.	178,949	3,949
	Northwest Bancshares Inc.	272,252	3,545
	Capitol Federal Financial Inc.	294,717	3,401
	Meta Financial Group Inc.	68,507	3,370
	Premier Financial Corp.	83,741	2,546
	TFS Financial Corp.	125,689	2,513
	Meridian Bancorp Inc.	105,919	2,201
	Kearny Financial Corp.	169,158	2,147
*	Columbia Financial Inc.	113,806	2,052
	Federal Agricultural Mortgage Corp. Class C	20,596	2,016
	HomeStreet Inc.	48,974	2,001
	Northfield Bancorp Inc.	107,416	1,815
	TrustCo Bank Corp. NY	43,197	1,386
	Hingham Institution for Savings	3,075	998
	Waterstone Financial Inc.	48,276	979
	Merchants Bancorp	22,413	822
*	Bridgewater Bancshares Inc.	47,061	769
	Luther Burbank Corp.	34,340	445
			137,245
Total Common Stocks (Cost $9,090,590)			11,744,622
		Face Amount ($000)
Corporate Bonds (0.0%)
Financials (0.0%)
	GAMCO Investors Inc. 4.000%, 10/30/2021 (Cost $25)	25	25

Financials Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[4,5]	Vanguard Market Liquidity Fund, 0.068% (Cost $19,582)	195,835	19,584
Total Investments (100.0%) (Cost $9,110,197)			11,764,231
Other Assets and Liabilities—Net (0.0%)			3,641
Net Assets (100.0%)			11,767,872
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,167,000.
2	“Other” represents securities that are not classified by the fund’s benchmark index.
3	Security value determined using significant unobservable inputs.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $8,398,000 was received for securities on loan.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Financials Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
T Rowe Price Group Inc.	8/31/22	BOANA	22,387	0.020	—	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BOANA—Bank of America, N.A.
At August 31, 2021, the counterparties had deposited in segregated accounts securities with a value of $385,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Statement of Assets and Liabilities
As of August 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $9,090,615)	11,744,647
Affiliated Issuers (Cost $19,582)	19,584
Total Investments in Securities	11,764,231
Investment in Vanguard	378
Receivables for Investment Securities Sold	52,228
Receivables for Accrued Income	12,610
Receivables for Capital Shares Issued	734
Unrealized Appreciation—Over-the-Counter Swap Contracts	—
Total Assets	11,830,181
Liabilities
Due to Custodian	1,168
Payables for Investment Securities Purchased	50,270
Collateral for Securities on Loan	8,398
Payables for Capital Shares Redeemed	1,958
Payables to Vanguard	515
Total Liabilities	62,309
Net Assets	11,767,872
At August 31, 2021, net assets consisted of:

Paid-in Capital	9,212,074
Total Distributable Earnings (Loss)	2,555,798
Net Assets	11,767,872

ETF Shares—Net Assets
Applicable to 115,476,377 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,945,972
Net Asset Value Per Share—ETF Shares	$94.79

Admiral Shares—Net Assets
Applicable to 17,301,118 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	821,900
Net Asset Value Per Share—Admiral Shares	$47.51

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	202,330
Interest[1]	8
Securities Lending—Net	421
Total Income	202,759
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,384
Management and Administrative— ETF Shares	6,588
Management and Administrative— Admiral Shares	500
Marketing and Distribution— ETF Shares	335
Marketing and Distribution— Admiral Shares	27
Custodian Fees	34
Auditing Fees	31
Shareholders’ Reports—ETF Shares	324
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	3
Total Expenses	9,234
Net Investment Income	193,525
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	434,989
Futures Contracts	204
Swap Contracts	9,269
Realized Net Gain (Loss)	444,462
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	3,301,996
Swap Contracts	(110)
Change in Unrealized Appreciation (Depreciation)	3,301,886
Net Increase (Decrease) in Net Assets Resulting from Operations	3,939,873
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $8,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $453,181,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	193,525	180,912
Realized Net Gain (Loss)	444,462	371,643
Change in Unrealized Appreciation (Depreciation)	3,301,886	(1,036,102)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,939,873	(483,547)
Distributions
ETF Shares	(169,520)	(175,958)
Admiral Shares	(12,270)	(11,934)
Total Distributions	(181,790)	(187,892)
Capital Share Transactions
ETF Shares	1,303,483	(454,049)
Admiral Shares	133,926	(14,373)
Net Increase (Decrease) from Capital Share Transactions	1,437,409	(468,422)
Total Increase (Decrease)	5,195,492	(1,139,861)
Net Assets
Beginning of Period	6,572,380	7,712,241
End of Period	11,767,872	6,572,380

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$61.18	$67.31	$71.60	$62.26	$50.81
Investment Operations
Net Investment Income[1]	1.676	1.652	1.539	1.298	1.035
Net Realized and Unrealized Gain (Loss) on Investments	33.519	(6.081)	(4.338)	9.307	11.387
Total from Investment Operations	35.195	(4.429)	(2.799)	10.605	12.422
Distributions
Dividends from Net Investment Income	(1.585)	(1.701)	(1.491)	(1.265)	(.972)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.585)	(1.701)	(1.491)	(1.265)	(.972)
Net Asset Value, End of Period	$94.79	$61.18	$67.31	$71.60	$62.26
Total Return	58.26%	-6.73%	-3.85%	17.15%	24.65%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,946	$6,140	$7,222	$8,512	$6,127
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.09%	2.53%	2.30%	1.87%	1.75%
Portfolio Turnover Rate[2]	4%	5%	5%	3%	5%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$30.66	$33.73	$35.88	$31.20	$25.47
Investment Operations
Net Investment Income[1]	.841	.828	.771	.651	.514
Net Realized and Unrealized Gain (Loss) on Investments	16.803	(3.046)	(2.174)	4.663	5.704
Total from Investment Operations	17.644	(2.218)	(1.403)	5.314	6.218
Distributions
Dividends from Net Investment Income	(.794)	(.852)	(.747)	(.634)	(.488)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.794)	(.852)	(.747)	(.634)	(.488)
Net Asset Value, End of Period	$47.51	$30.66	$33.73	$35.88	$31.20
Total Return[2]	58.32%	-6.70%	-3.87%	17.16%	24.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$822	$432	$490	$690	$518
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.09%	2.53%	2.30%	1.87%	1.75%
Portfolio Turnover Rate[3]	4%	5%	5%	3%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Notes to Financial Statements
Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
The fund had no open futures contracts at August 31, 2021.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their

Financials Index Fund
financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in

Financials Index Fund
Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $378,000, representing less than 0.01% of the fund’s net assets and 0.15% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Financials Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	11,744,618	—	4	11,744,622
Corporate Bonds	—	25	—	25
Temporary Cash Investments	19,584	—	—	19,584
Total	11,764,202	25	4	11,764,231
Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	453,162
Total Distributable Earnings (Loss)	(453,162)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	55,567
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(143,547)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,643,778
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	181,790	187,892
Long-Term Capital Gains	—	—
Total	181,790	187,892
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,120,453
Gross Unrealized Appreciation	2,888,847
Gross Unrealized Depreciation	(245,069)
Net Unrealized Appreciation (Depreciation)	2,643,778

Financials Index Fund
E.	During the year ended August 31, 2021, the fund purchased $3,370,489,000 of investment securities and sold $1,913,762,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,686,917,000 and $1,547,082,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $7,539,000 and sales were $2,952,000, resulting in net realized gain (loss) of ($202,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	2,863,520	35,814	1,881,744	30,583
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,560,037)	(20,700)	(2,335,793)	(37,525)
Net Increase (Decrease)—ETF Shares	1,303,483	15,114	(454,049)	(6,942)
Admiral Shares
Issued	407,353	10,001	245,111	8,139
Issued in Lieu of Cash Distributions	10,077	270	10,126	310
Redeemed	(283,504)	(7,060)	(269,610)	(8,886)
Net Increase (Decrease)—Admiral Shares	133,926	3,211	(14,373)	(437)
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Health Care Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Health Care Index Fund ETF Shares Net Asset Value	27.99%	16.23%	17.71%	$51,071
Health Care Index Fund ETF Shares Market Price	27.93	16.23	17.71	51,075
MSCI US Investable Market Health Care 25/50 Index	28.11	16.31	17.80	51,444
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	45,188

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Health Care Index Fund Admiral Shares	28.01%	16.24%	17.72%	$511,046
MSCI US Investable Market Health Care 25/50 Index	28.11	16.31	17.80	514,441
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	451,882
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Health Care Index Fund ETF Shares Market Price	27.93%	112.15%	410.75%
Health Care Index Fund ETF Shares Net Asset Value	27.99	112.13	410.71
MSCI US Investable Market Health Care 25/50 Index	28.11	112.82	414.44
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Health Care Index Fund
Fund Allocation
As of August 31, 2021
Biotechnology	19.0%
Health Care Equipment & Supplies	26.6
Health Care Providers & Services	18.0
Health Care Technology	2.2
Life Sciences Tools & Services	10.3
Pharmaceuticals	23.9
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Health Care Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Biotechnology (19.0%)
	AbbVie Inc.	5,633,686	680,437
	Amgen Inc.	1,832,769	413,344
*	Moderna Inc.	1,088,750	410,121
	Gilead Sciences Inc.	3,800,834	276,625
*	Regeneron Pharmaceuticals Inc.	333,991	224,910
*	Vertex Pharmaceuticals Inc.	825,888	165,417
*	Biogen Inc.	480,423	162,820
*	Alnylam Pharmaceuticals Inc.	374,876	75,511
*	Horizon Therapeutics plc	681,116	73,622
*	Seagen Inc.	434,047	72,746
*	Exact Sciences Corp.	547,107	57,107
*	Novavax Inc.	224,495	53,551
*	BioMarin Pharmaceutical Inc.	582,723	49,071
*	Incyte Corp.	596,090	45,595
*	Intellia Therapeutics Inc.	195,622	31,403
*	United Therapeutics Corp.	142,858	30,697
*	Natera Inc.	252,445	29,897
*	Neurocrine Biosciences Inc.	301,521	28,705
*	Biohaven Pharmaceutical Holding Co. Ltd.	186,792	24,515
*	CRISPR Therapeutics AG	193,366	24,161
*	Acceleron Pharma Inc.	174,240	23,327
*	Arrowhead Pharmaceuticals Inc.	315,107	21,150
*	Ultragenyx Pharmaceutical Inc.	204,566	19,698
*	Mirati Therapeutics Inc.	114,862	19,496
*	Exelixis Inc.	1,000,733	19,184
*	Sarepta Therapeutics Inc.	241,978	18,903
*	Halozyme Therapeutics Inc.	431,419	18,115
*	Fate Therapeutics Inc.	239,646	17,554
*	Invitae Corp.	573,694	16,999
*	Blueprint Medicines Corp.	176,586	16,470
*	Ionis Pharmaceuticals Inc.	404,678	16,090
*	Alkermes plc	511,902	16,002
*	Twist Bioscience Corp.	140,424	15,897
*	Editas Medicine Inc. Class A	216,322	13,756
*	Denali Therapeutics Inc.	251,269	13,368
*	Apellis Pharmaceuticals Inc.	192,575	12,681
*	CareDx Inc.	166,275	12,185
*	Beam Therapeutics Inc.	99,802	11,070
*	Bridgebio Pharma Inc.	214,330	10,740
*	Vir Biotechnology Inc.	207,384	10,689
*	TG Therapeutics Inc.	383,612	10,384
*	Veracyte Inc.	214,506	10,320
		Shares	Market Value• ($000)
*	Turning Point Therapeutics Inc.	133,288	10,266
*	Insmed Inc.	362,103	10,153
*	Arena Pharmaceuticals Inc.	183,964	9,735
*	Emergent BioSolutions Inc.	154,174	9,725
*	Iovance Biotherapeutics Inc.	390,023	9,388
*	Kodiak Sciences Inc.	98,106	9,240
*	Allakos Inc.	102,543	9,143
*	BioCryst Pharmaceuticals Inc.	565,856	9,008
*	PTC Therapeutics Inc.	202,098	8,822
*	Myriad Genetics Inc.	245,744	8,793
*	Agios Pharmaceuticals Inc.	176,752	7,897
*,1	Sorrento Therapeutics Inc.	871,018	7,839
*	Karuna Therapeutics Inc.	65,784	7,822
*	Sage Therapeutics Inc.	167,930	7,760
*	Amicus Therapeutics Inc.	680,213	7,748
*	Cytokinetics Inc.	234,786	7,741
*	Dynavax Technologies Corp.	366,843	7,139
*	Ligand Pharmaceuticals Inc.	52,931	7,003
*	Vericel Corp.	125,670	6,808
*	ACADIA Pharmaceuticals Inc.	383,792	6,720
*	Prothena Corp. plc	98,644	6,621
*	Ironwood Pharmaceuticals Inc. Class A	491,322	6,436
*	Protagonist Therapeutics Inc.	125,719	6,097
*	Allogene Therapeutics Inc.	248,625	5,930
*,1	Inovio Pharmaceuticals Inc.	664,871	5,745
*	Xencor Inc.	167,726	5,681
*	Kymera Therapeutics Inc.	87,389	5,430
*	Translate Bio Inc.	144,220	5,394
*	OPKO Health Inc.	1,389,306	5,363
*	Global Blood Therapeutics Inc.	178,294	5,115
*	Cortexyme Inc.	51,711	4,980
*,1	Ocugen Inc.	632,219	4,799
*	SpringWorks Therapeutics Inc.	62,649	4,705
*	Avid Bioservices Inc.	194,021	4,703
*	Dicerna Pharmaceuticals Inc.	220,779	4,544
*	Zentalis Pharmaceuticals Inc.	65,966	4,498
*	Alector Inc.	165,233	4,466
*	REVOLUTION Medicines Inc.	152,364	4,432
*	Cerevel Therapeutics Holdings Inc.	135,355	4,285
		Shares	Market Value• ($000)
*	Rocket Pharmaceuticals Inc.	121,409	4,153
*	Anavex Life Sciences Corp.	212,419	4,140
*	Deciphera Pharmaceuticals Inc.	129,059	4,065
*	Bluebird Bio Inc.	213,767	3,912
*	Zymeworks Inc.	118,169	3,898
*	ImmunoGen Inc.	637,962	3,860
*	Sangamo Therapeutics Inc.	388,080	3,846
*	Travere Thrapeutics Inc.	173,553	3,789
*	Arcturus Therapeutics Holdings Inc.	66,840	3,664
*	Morphic Holding Inc.	57,713	3,637
*	MacroGenics Inc.	153,270	3,619
*	Arcus Biosciences Inc.	123,794	3,611
*	Heron Therapeutics Inc.	308,731	3,603
*	Agenus Inc.	567,748	3,503
*	MiMedx Group Inc.	232,997	3,439
*	Atara Biotherapeutics Inc.	227,867	3,413
*	Enanta Pharmaceuticals Inc.	57,968	3,316
*	Relay Therapeutics Inc.	103,203	3,306
*	Kura Oncology Inc.	178,918	3,303
*	REGENXBIO Inc.	101,631	3,283
*	UniQure N.V.	110,182	3,195
*	Coherus Biosciences Inc.	194,036	3,101
*	FibroGen Inc.	265,242	3,085
*	Vanda Pharmaceuticals Inc.	175,859	2,944
*	Generation Bio Co.	116,553	2,914
*	Scholar Rock Holding Corp.	71,868	2,841
*	Myovant Sciences Ltd.	116,673	2,840
*	ImmunityBio Inc.	245,047	2,789
*	Rubius Therapeutics Inc.	128,229	2,785
*	Krystal Biotech Inc.	45,785	2,653
*	Madrigal Pharmaceuticals Inc.	31,750	2,627
*	Y-mAbs Therapeutics Inc.	83,739	2,578
*	Avidity Biosciences Inc.	109,063	2,491
*	ChemoCentryx Inc.	155,582	2,460
*	Mersana Therapeutics Inc.	176,187	2,454
*	Kadmon Holdings Inc.	434,453	2,381
*	Sutro Biopharma Inc.	103,907	2,257
*	Allovir Inc.	113,401	2,183
*	Syndax Pharmaceuticals Inc.	123,174	2,154
*	Replimune Group Inc.	67,612	2,147
*	Rigel Pharmaceuticals Inc.	548,671	2,085
*	Dermtech Inc.	55,901	2,080
*,1	VBI Vaccines Inc.	568,605	2,053
*	BioAtla Inc.	49,722	2,043
*	Nurix Therapeutics Inc.	63,139	2,032
*	Anika Therapeutics Inc.	46,049	1,986

Health Care Index Fund
		Shares	Market Value• ($000)
*	Rapt Therapeutics Inc.	59,752	1,954
*	Eagle Pharmaceuticals Inc.	36,007	1,922
*	Bioxcel Therapeutics Inc.	62,789	1,849
*	Precision BioSciences Inc.	144,761	1,820
*	ALX Oncology Holdings Inc.	25,980	1,819
*	Radius Health Inc.	129,892	1,800
*	Precigen Inc.	297,077	1,797
*	Merus NV	67,706	1,766
*	IGM Biosciences Inc.	24,656	1,756
*	Vaxcyte Inc.	66,396	1,742
*,1	Humanigen Inc.	104,597	1,734
*	Organogenesis Holdings Inc. Class A	101,234	1,727
*	Crinetics Pharmaceuticals Inc.	72,654	1,712
*	Arcutis Biotherapeutics Inc.	80,164	1,697
*	ORIC Pharmaceuticals Inc.	75,455	1,667
*	Xenon Pharmaceuticals Inc.	90,435	1,596
*	Avita Medical Inc.	78,512	1,587
*	Gossamer Bio Inc.	155,866	1,549
*,1	CEL-SCI Corp.	132,813	1,538
*,1	Clovis Oncology Inc.	314,155	1,514
*	Rhythm Pharmaceuticals Inc.	112,859	1,468
*	AnaptysBio Inc.	56,740	1,453
*	G1 Therapeutics Inc.	94,290	1,426
*	Seres Therapeutics Inc.	218,935	1,403
*	Aligos Therapeutics Inc.	80,901	1,379
*	Verastem Inc.	516,952	1,370
*	Praxis Precision Medicines Inc.	68,948	1,370
*	C4 Therapeutics Inc.	34,073	1,367
*	Ideaya Biosciences Inc.	57,803	1,358
*	Keros Therapeutics Inc.	40,263	1,354
*,1	Intercept Pharmaceuticals Inc.	88,791	1,324
*	TCR2 Therapeutics Inc.	78,141	1,310
*	4D Molecular Therapeutics Inc.	42,758	1,306
*	Forma Therapeutics Holdings Inc.	53,010	1,274
*	Dyne Therapeutics Inc.	73,135	1,238
*	KalVista Pharmaceuticals Inc.	58,479	1,195
*	Akero Therapeutics Inc.	49,292	1,170
*	Epizyme Inc.	225,249	1,162
*	Kronos Bio Inc.	53,197	1,112
*	ZIOPHARM Oncology Inc.	678,395	1,106
*	Applied Molecular Transport Inc.	36,706	1,104
*	Karyopharm Therapeutics Inc.	188,003	1,090
*	PMV Pharmaceuticals Inc.	35,457	1,076
*	Taysha Gene Therapies Inc.	53,833	1,070
*	Stoke Therapeutics Inc.	40,518	1,061
*	Prelude Therapeutics Inc.	29,516	1,053
*	Repare Therapeutics Inc.	29,740	1,011
*	Shattuck Labs Inc.	46,206	976
*	Evelo Biosciences Inc.	84,341	959
*	Passage Bio Inc.	79,636	957
		Shares	Market Value• ($000)
*	Kiniksa Pharmaceuticals Ltd. Class A	75,767	953
*	Immunovant Inc.	108,479	939
*	MeiraGTx Holdings plc	72,531	907
*	Lexicon Pharmaceuticals Inc.	182,932	863
*	Inhibrx Inc.	29,958	854
*	Nkarta Inc.	26,010	841
*	CytomX Therapeutics Inc.	163,809	839
*	Annexon Inc.	48,268	789
*,2	PDL BioPharma Inc.	311,327	769
*	Kinnate Biopharma Inc.	34,339	760
*	Silverback Therapeutics Inc.	33,138	729
*	Molecular Templates Inc.	106,291	693
*	Black Diamond Therapeutics Inc.	68,319	690
*	Essa Pharma Inc.	72,249	685
*	Akouos Inc.	55,281	657
*	Mirum Pharmaceuticals Inc.	38,055	618
*	Poseida Therapeutics Inc.	68,712	594
*	Magenta Therapeutics Inc.	86,576	554
*	Harpoon Therapeutics Inc.	56,037	531
*	89bio Inc.	27,639	512
*	Solid Biosciences Inc.	188,144	510
*	iTeos Therapeutics Inc.	16,723	474
*	Adverum Biotechnologies Inc.	185,056	450
*	Oyster Point Pharma Inc.	24,622	325
*	Ardelyx Inc.	171,313	242
*,2	Alder Biopharmaceuticals Inc. CVR	157,578	139
*	Geron Corp. Warrant Exp. 12/31/25	152,449	11
*,2	Progenics Pharmaceuticals Inc. CVR	215,826	—
*	Advaxis Inc. Warrants Exp. 9/11/24	7,710	—
*,2	Prevail Therapeutics Inc. CVR	78	—
			3,768,801
Health Care Equipment & Supplies (26.6%)
	Abbott Laboratories	5,667,315	716,179
	Danaher Corp.	2,047,615	663,755
	Medtronic plc	4,299,421	573,887
*	Intuitive Surgical Inc.	377,728	397,959
	Stryker Corp.	1,081,436	299,666
	Becton Dickinson and Co.	927,564	233,468
*	Edwards Lifesciences Corp.	1,982,869	232,353
*	Boston Scientific Corp.	4,532,938	204,662
*	IDEXX Laboratories Inc.	272,013	183,271
*	Align Technology Inc.	239,782	170,005
*	DexCom Inc.	308,598	163,378
	ResMed Inc.	464,208	134,866
	Baxter International Inc.	1,603,997	122,257
	West Pharmaceutical Services Inc.	235,505	106,359
	Zimmer Biomet Holdings Inc.	664,786	100,017
	Cooper Cos. Inc.	156,833	70,686
		Shares	Market Value• ($000)
	STERIS plc	317,727	68,315
*	Hologic Inc.	817,117	64,675
*	Insulet Corp.	211,357	62,944
	Teleflex Inc.	149,029	58,935
*	ABIOMED Inc.	144,451	52,574
*	Masimo Corp.	166,621	45,244
	DENTSPLY SIRONA Inc.	696,196	42,955
*	Novocure Ltd.	296,825	39,837
	Hill-Rom Holdings Inc.	211,849	30,841
*	Penumbra Inc.	110,537	30,392
*	Tandem Diabetes Care Inc.	199,787	22,410
*	Envista Holdings Corp.	513,020	21,952
*	Shockwave Medical Inc.	100,419	21,511
*	Globus Medical Inc. Class A	248,197	20,253
*	STAAR Surgical Co.	119,660	18,484
*	Integra LifeSciences Holdings Corp.	230,109	17,311
*	Quidel Corp.	122,148	15,751
*	Neogen Corp.	342,479	14,994
*	Livanova plc	155,802	12,883
*	Nevro Corp.	105,504	12,872
*	ICU Medical Inc.	64,251	12,808
	CONMED Corp.	92,733	12,180
*	Merit Medical Systems Inc.	160,713	11,534
*	Integer Holdings Corp.	105,366	10,409
*	NuVasive Inc.	164,797	10,241
*	Haemonetics Corp.	162,323	10,186
*	AtriCure Inc.	138,224	10,176
*	Glaukos Corp.	147,620	8,803
*	Axonics Inc.	108,618	8,144
*	Heska Corp.	30,682	8,140
*	CryoPort Inc.	116,597	7,412
*	Silk Road Medical Inc.	104,528	6,196
*	Outset Medical Inc.	125,086	6,166
*	Lantheus Holdings Inc.	215,372	5,679
*	Inari Medical Inc.	63,388	5,189
*	Avanos Medical Inc.	153,226	5,056
*	Cardiovascular Systems Inc.	128,339	4,593
*	Establishment Labs Holdings Inc.	60,514	4,539
*	BioLife Solutions Inc.	77,327	4,513
*	iRhythm Technologies Inc.	93,486	4,469
	Mesa Laboratories Inc.	16,343	4,362
*	Varex Imaging Corp.	125,795	3,669
*	Inogen Inc.	60,508	3,581
*	Cerus Corp.	543,708	3,507
*	AngioDynamics Inc.	121,172	3,429
	LeMaitre Vascular Inc.	59,501	3,369
*	CryoLife Inc.	125,007	3,280
	Atrion Corp.	4,662	3,236
*	OrthoPediatrics Corp.	44,069	3,089
*	Alphatec Holdings Inc.	202,770	2,936
*	Natus Medical Inc.	108,943	2,889
*	Tactile Systems Technology Inc.	62,419	2,776
*	Intersect ENT Inc.	100,357	2,731
*	Meridian Bioscience Inc.	132,052	2,673
*	Surmodics Inc.	44,420	2,668
*	Orthofix Medical Inc.	61,759	2,619
*	TransMedics Group Inc.	79,062	2,584
*	Pulmonx Corp.	63,374	2,547
*	OraSure Technologies Inc.	227,987	2,496
*	Cutera Inc.	47,792	2,377
*	ViewRay Inc.	388,126	2,344

Health Care Index Fund
		Shares	Market Value• ($000)
*	Axogen Inc.	124,391	2,122
*	SI-BONE Inc.	83,593	2,041
*,1	SmileDirectClub Inc.	339,659	1,868
*	Vapotherm Inc.	49,719	1,375
*	Accuray Inc.	293,051	1,193
*	Stereotaxis Inc.	140,658	993
*	Zynex Inc.	67,932	911
*	Eargo Inc.	36,403	728
*	Accelerate Diagnostics Inc.	107,532	672
*	Aspira Women's Health Inc.	159,208	607
			5,280,006
Health Care Providers & Services (18.0%)
	UnitedHealth Group Inc.	3,009,963	1,252,957
	CVS Health Corp.	4,199,802	362,821
	Anthem Inc.	780,977	292,968
	Cigna Corp.	1,094,685	231,690
	HCA Healthcare Inc.	859,975	217,556
	Humana Inc.	411,585	166,865
*	Centene Corp.	1,858,372	117,040
	McKesson Corp.	504,422	102,973
*	Laboratory Corp. of America Holdings	311,501	94,503
	Quest Diagnostics Inc.	416,561	63,663
	AmerisourceBergen Corp. Class A	491,520	60,069
*	Molina Healthcare Inc.	186,240	50,056
	Cardinal Health Inc.	925,273	48,568
	Universal Health Services Inc. Class B	248,646	38,729
*	Guardant Health Inc.	274,155	34,892
*	Henry Schein Inc.	448,700	33,917
*	DaVita Inc.	220,172	28,792
	Encompass Health Corp.	317,430	24,902
	Chemed Corp.	50,857	24,243
*	Tenet Healthcare Corp.	289,519	21,815
*	Amedisys Inc.	103,893	19,059
*	Acadia Healthcare Co. Inc.	271,904	17,978
*	LHC Group Inc.	95,967	17,923
*	AMN Healthcare Services Inc.	150,713	17,109
*	HealthEquity Inc.	265,945	17,066
	Premier Inc. Class A	389,849	14,495
*	Oak Street Health Inc.	307,250	14,358
	Ensign Group Inc.	166,662	13,611
	Select Medical Holdings Corp.	344,103	11,896
*	Option Care Health Inc.	402,096	10,756
*	Progyny Inc.	169,432	9,466
	Patterson Cos. Inc.	277,914	8,515
	Owens & Minor Inc.	227,698	8,489
*	MEDNAX Inc.	247,451	7,946
*	ModivCare Inc.	40,251	7,940
*	R1 RCM Inc.	376,145	7,418
*	Covetrus Inc.	325,945	7,363
*	Apollo Medical Holdings Inc.	96,670	7,338
*	Magellan Health Inc.	71,080	6,726
*	1Life Healthcare Inc.	262,877	6,443
*	AdaptHealth Corp. Class A	247,424	5,948
*,1	Fulgent Genetics Inc.	60,140	5,487
*	Surgery Partners Inc.	105,337	5,183
*	CorVel Corp.	31,368	5,170
*	Castle Biosciences Inc.	64,124	4,920
*	Accolade Inc.	102,798	4,870
		Shares	Market Value• ($000)
	U.S. Physical Therapy Inc.	41,105	4,826
*	Joint Corp.	45,277	4,626
*	Addus HomeCare Corp.	50,685	4,558
*	RadNet Inc.	142,990	4,491
*	Community Health Systems Inc.	358,346	4,411
*	Brookdale Senior Living Inc.	593,689	4,334
	National HealthCare Corp.	41,458	3,062
*	Hanger Inc.	123,139	2,940
*	Tivity Health Inc.	125,808	2,925
*	Triple-S Management Corp. Class B	75,184	2,669
*	Pennant Group Inc.	85,381	2,610
*	Cross Country Healthcare Inc.	114,096	2,482
	National Research Corp.	44,375	2,396
*	PetIQ Inc. Class A	76,946	1,997
*	SOC Telemed Inc. Class A	142,182	385
*	Ontrak Inc.	25,682	311
			3,581,515
Health Care Technology (2.1%)
*	Veeva Systems Inc. Class A	440,546	146,253
	Cerner Corp.	960,249	73,315
*	Teladoc Health Inc.	443,453	64,044
*	Omnicell Inc.	137,573	21,361
*	Inspire Medical Systems Inc.	86,783	19,401
*	Change Healthcare Inc.	742,852	16,217
*	Phreesia Inc.	144,839	10,363
*	Inovalon Holdings Inc. Class A	247,910	10,127
*	Schrodinger Inc.	156,466	9,340
*	Allscripts Healthcare Solutions Inc.	448,832	6,894
*	Evolent Health Inc. Class A	277,094	6,805
*	GoodRx Holdings Inc. Class A	177,423	6,746
*	Health Catalyst Inc.	120,513	6,581
*,1	Doximity Inc. Class A	62,883	5,785
*	Vocera Communications Inc.	109,473	5,308
*	Certara Inc.	147,015	4,935
*	OptimizeRx Corp.	49,584	3,282
*	NextGen Healthcare Inc.	179,498	2,739
*	Multiplan Corp.	429,907	2,579
*	HealthStream Inc.	79,696	2,422
*	Tabula Rasa HealthCare Inc.	75,254	2,356
	Simulations Plus Inc.	51,622	2,287
*	American Well Corp. Class A	167,771	1,797
			430,937
Life Sciences Tools & Services (10.3%)
	Thermo Fisher Scientific Inc.	1,253,689	695,735
*	Illumina Inc.	465,827	212,957
	Agilent Technologies Inc.	971,792	170,520
*	IQVIA Holdings Inc.	611,376	158,793
*	Mettler-Toledo International Inc.	74,230	115,266
*	Waters Corp.	196,862	81,505
*	Charles River Laboratories International Inc.	160,236	71,122
		Shares	Market Value• ($000)
	PerkinElmer Inc.	357,447	66,056
*	Avantor Inc.	1,670,586	65,888
	Bio-Techne Corp.	124,021	61,904
*	Bio-Rad Laboratories Inc. Class A	71,099	57,222
*	Repligen Corp.	166,354	47,075
*	10X Genomics Inc. Class A	236,595	41,622
*	Syneos Health Inc.	330,967	30,707
	Bruker Corp.	338,168	29,864
*	Pacific Biosciences of California Inc.	601,072	18,819
*	PPD Inc.	392,071	18,157
*	NeoGenomics Inc.	357,545	17,384
*	Maravai LifeSciences Holdings Inc. Class A	291,785	17,268
*	Medpace Holdings Inc.	91,910	16,760
*	Adaptive Biotechnologies Corp.	291,064	10,571
*	NanoString Technologies Inc.	144,237	8,394
*	Sotera Health Co.	270,839	6,625
*,1	Bionano Genomics Inc.	888,205	5,178
*	Codexis Inc.	184,518	4,986
*	Quanterix Corp.	92,770	4,736
*	Seer Inc. Class A	96,590	3,862
*	Personalis Inc.	106,221	2,250
*	ChromaDex Corp.	153,746	1,311
			2,042,537
Pharmaceuticals (23.9%)
	Johnson & Johnson	8,398,773	1,454,080
	Pfizer Inc.	17,856,082	822,630
	Eli Lilly & Co.	2,600,280	671,626
	Merck & Co. Inc.	8,076,269	616,139
	Bristol-Myers Squibb Co.	7,125,030	476,380
	Zoetis Inc.	1,514,226	309,750
*	Catalent Inc.	543,180	70,852
	Viatris Inc.	3,854,709	56,394
*	Elanco Animal Health Inc. (XNYS)	1,357,477	45,313
	Organon & Co.	806,953	27,348
*	Jazz Pharmaceuticals plc	193,523	25,489
	Royalty Pharma plc Class A	563,764	21,789
*,1	Tilray Inc. Class 2	1,355,373	18,555
	Perrigo Co. plc	425,853	17,439
*	Arvinas Inc.	117,177	10,102
*	Prestige Consumer Healthcare Inc.	159,427	9,150
*	Reata Pharmaceuticals Inc. Class A	85,042	9,058
*	Nektar Therapeutics Class A	581,492	9,001
*	Pacira BioSciences Inc.	140,421	8,326
*	Corcept Therapeutics Inc.	353,322	7,519
*	Intra-Cellular Therapies Inc.	220,062	7,306
*	Revance Therapeutics Inc.	216,068	5,786
*	Supernus Pharmaceuticals Inc.	168,481	4,638
*	Innoviva Inc.	210,052	3,205
*	Omeros Corp.	189,000	3,081
*	Zogenix Inc.	161,717	2,395
*	Amphastar Pharmaceuticals Inc.	121,257	2,384

Health Care Index Fund
		Shares	Market Value• ($000)
*	NGM Biopharmaceuticals Inc.	99,286	2,167
*	Aerie Pharmaceuticals Inc.	143,824	2,144
*	Collegium Pharmaceutical Inc.	101,084	2,075
*	Antares Pharma Inc.	513,163	2,022
*	Cara Therapeutics Inc.	126,092	1,990
*,1	Axsome Therapeutics Inc.	77,467	1,989
*	Harmony Biosciences Holdings Inc.	54,029	1,831
*	Amneal Pharmaceuticals Inc.	309,448	1,745
*	Endo International plc	736,956	1,688
	Phibro Animal Health Corp. Class A	65,935	1,602
*	Phathom Pharmaceuticals Inc.	44,402	1,580
*	Atea Pharmaceuticals Inc.	52,348	1,556
*	Theravance Biopharma Inc.	175,102	1,453
*	Evolus Inc.	103,653	1,099
*	Provention Bio Inc.	150,173	1,008
*,1	Esperion Therapeutics Inc.	75,154	978
*	SIGA Technologies Inc.	145,497	950
*	Athira Pharma Inc.	89,082	943
*,1	TherapeuticsMD Inc.	1,181,452	939
*	Relmada Therapeutics Inc.	37,969	908
*	Pliant Therapeutics Inc.	40,958	747
			4,747,149
Total Common Stocks (Cost $13,287,610)			19,850,945
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[3,4]	Vanguard Market Liquidity Fund, 0.068% (Cost $45,193)	452,030	45,203
Total Investments (100.2%) (Cost $13,332,803)			19,896,148
Other Assets and Liabilities—Net (-0.2%)			(30,468)
Net Assets (100.0%)			19,865,680
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $43,844,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $45,177,000 was received for securities on loan.
CVR—Contingent Value Rights.

Health Care Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Gilead Sciences Inc.	8/31/22	BOANA	14,556	(0.080)	—	—
1	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BOANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Statement of Assets and Liabilities
As of August 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $13,287,610)	19,850,945
Affiliated Issuers (Cost $45,193)	45,203
Total Investments in Securities	19,896,148
Investment in Vanguard	643
Cash	287
Receivables for Investment Securities Sold	66,445
Receivables for Accrued Income	23,120
Receivables for Capital Shares Issued	3,581
Total Assets	19,990,224
Liabilities
Payables for Investment Securities Purchased	73,906
Collateral for Securities on Loan	45,177
Payables for Capital Shares Redeemed	4,598
Payables to Vanguard	863
Unrealized Depreciation—Over-the-Counter Swap Contracts	—
Total Liabilities	124,544
Net Assets	19,865,680
At August 31, 2021, net assets consisted of:

Paid-in Capital	13,627,191
Total Distributable Earnings (Loss)	6,238,489
Net Assets	19,865,680

ETF Shares—Net Assets
Applicable to 64,378,176 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	16,893,520
Net Asset Value Per Share—ETF Shares	$262.41

Admiral Shares—Net Assets
Applicable to 22,642,633 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,972,160
Net Asset Value Per Share—Admiral Shares	$131.26

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	215,723
Interest[1]	15
Securities Lending—Net	2,021
Total Income	217,759
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,167
Management and Administrative— ETF Shares	10,994
Management and Administrative— Admiral Shares	1,867
Marketing and Distribution— ETF Shares	465
Marketing and Distribution— Admiral Shares	91
Custodian Fees	24
Auditing Fees	30
Shareholders’ Reports—ETF Shares	407
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	6
Total Expenses	16,069
Net Investment Income	201,690
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	641,579
Futures Contracts	8
Swap Contracts	2,414
Realized Net Gain (Loss)	644,001
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	3,188,827
Swap Contracts	930
Change in Unrealized Appreciation (Depreciation)	3,189,757
Net Increase (Decrease) in Net Assets Resulting from Operations	4,035,448
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $15,000, $1,000, and less than ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $746,428,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	201,690	165,819
Realized Net Gain (Loss)	644,001	478,473
Change in Unrealized Appreciation (Depreciation)	3,189,757	1,844,202
Net Increase (Decrease) in Net Assets Resulting from Operations	4,035,448	2,488,494
Distributions
ETF Shares	(168,926)	(136,385)
Admiral Shares	(27,075)	(19,956)
Total Distributions	(196,001)	(156,341)
Capital Share Transactions
ETF Shares	1,879,063	790,421
Admiral Shares	746,601	63,737
Net Increase (Decrease) from Capital Share Transactions	2,625,664	854,158
Total Increase (Decrease)	6,465,111	3,186,311
Net Assets
Beginning of Period	13,400,569	10,214,258
End of Period	19,865,680	13,400,569

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$207.65	$169.74	$177.07	$151.13	$133.25
Investment Operations
Net Investment Income[1]	2.893	2.702	3.600[2]	2.194	1.994
Net Realized and Unrealized Gain (Loss) on Investments	54.714	37.758	(7.457)	25.846	17.846
Total from Investment Operations	57.607	40.460	(3.857)	28.040	19.840
Distributions
Dividends from Net Investment Income	(2.846)	(2.550)	(3.473)	(2.100)	(1.960)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.846)	(2.550)	(3.473)	(2.100)	(1.960)
Net Asset Value, End of Period	$262.41	$207.65	$169.74	$177.07	$151.13
Total Return	27.99%	24.05%	-2.22%	18.75%	15.06%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,894	$11,724	$8,899	$8,594	$7,002
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.45%	2.12%[2]	1.38%	1.46%
Portfolio Turnover Rate[3]	5%	7%	5%	6%	4%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $1.132 and 0.67%, respectively, resulting from a cash payment received in connection with the merger of Cigna Corp. and Express Scripts Holding Co. in December 2018.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$103.87	$84.91	$88.57	$75.60	$66.65
Investment Operations
Net Investment Income[1]	1.450	1.351	1.804[2]	1.101	.996
Net Realized and Unrealized Gain (Loss) on Investments	27.365	18.884	(3.727)	12.920	8.934
Total from Investment Operations	28.815	20.235	(1.923)	14.021	9.930
Distributions
Dividends from Net Investment Income	(1.425)	(1.275)	(1.737)	(1.051)	(.980)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.425)	(1.275)	(1.737)	(1.051)	(.980)
Net Asset Value, End of Period	$131.26	$103.87	$84.91	$88.57	$75.60
Total Return[3]	28.01%	24.06%	-2.21%	18.74%	15.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,972	$1,676	$1,316	$1,248	$924
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.45%	2.12%[2]	1.38%	1.46%
Portfolio Turnover Rate[4]	5%	7%	5%	6%	4%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.566 and 0.67%, respectively, resulting from a cash payment received in connection with the merger of Cigna Corp. and Express Scripts Holding Co. in December 2018.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Notes to Financial Statements
Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2021.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its

Health Care Index Fund
counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings

Health Care Index Fund
under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $643,000, representing less than 0.01% of the fund’s net assets and 0.26% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Health Care Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	19,850,026	11	908	19,850,945
Temporary Cash Investments	45,203	—	—	45,203
Total	19,895,229	11	908	19,896,148
Derivative Financial Instruments
Liabilities
Swap Contracts	—	—	—	—
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, passive foreign investment companies, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	745,708
Total Distributable Earnings (Loss)	(745,708)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	59,953
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(361,010)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	6,539,546
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	196,001	156,341
Long-Term Capital Gains	—	—
Total	196,001	156,341
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	13,356,603
Gross Unrealized Appreciation	6,993,769
Gross Unrealized Depreciation	(454,223)
Net Unrealized Appreciation (Depreciation)	6,539,546

Health Care Index Fund
E.	During the year ended August 31, 2021, the fund purchased $4,924,342,000 of investment securities and sold $2,276,150,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,204,158,000 and $1,506,361,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $14,207,000 and sales were $12,829,000, resulting in net realized gain (loss) of ($1,080,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	3,403,429	14,615	2,267,426	12,263
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,524,366)	(6,700)	(1,477,005)	(8,225)
Net Increase (Decrease)—ETF Shares	1,879,063	7,915	790,421	4,038
Admiral Shares
Issued	1,140,545	9,947	453,890	4,915
Issued in Lieu of Cash Distributions	23,652	212	17,644	194
Redeemed	(417,596)	(3,652)	(407,797)	(4,469)
Net Increase (Decrease)—Admiral Shares	746,601	6,507	63,737	640
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Industrials Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Industrials Index Fund ETF Shares Net Asset Value	37.41%	14.20%	14.77%	$39,668
Industrials Index Fund ETF Shares Market Price	37.29	14.19	14.77	39,660
MSCI US Investable Market Industrials 25/50 Index	37.55	14.31	14.89	40,065
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	45,188

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Industrials Index Fund Admiral Shares	37.43%	14.20%	14.78%	$396,979
MSCI US Investable Market Industrials 25/50 Index	37.55	14.31	14.89	400,651
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	451,882
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021
	One Year	Five Years	Ten Years
Industrials Index Fund ETF Shares Market Price	37.29%	94.17%	296.60%
Industrials Index Fund ETF Shares Net Asset Value	37.41	94.21	296.68
MSCI US Investable Market Industrials 25/50 Index	37.55	95.15	300.65
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Industrials Index Fund
Fund Allocation
As of August 31, 2021
Aerospace & Defense	14.9%
Air Freight & Logistics	6.1
Airlines	2.5
Building Products	7.2
Commercial Services & Supplies	6.8
Construction & Engineering	1.7
Electrical Equipment	7.7
Industrial Conglomerates	10.5
Machinery	20.5
Marine	0.2
Professional Services	7.3
Road & Rail	11.1
Trading Companies & Distributors	3.4
Transportation Infrastructure	0.1
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Industrials Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Aerospace & Defense (14.9%)
	Raytheon Technologies Corp.	2,090,730	177,210
*	Boeing Co.	766,617	168,273
	Lockheed Martin Corp.	345,190	124,199
	Northrop Grumman Corp.	211,020	77,592
	General Dynamics Corp.	331,488	66,400
	L3Harris Technologies Inc.	258,868	60,319
*	TransDigm Group Inc.	71,956	43,711
	Textron Inc.	311,444	22,633
	Howmet Aerospace Inc.	539,348	17,124
*	Axon Enterprise Inc.	89,251	16,232
	HEICO Corp. Class A	100,490	11,480
	Huntington Ingalls Industries Inc.	55,522	11,336
	HEICO Corp.	59,921	7,599
	BWX Technologies Inc.	131,357	7,544
	Curtiss-Wright Corp.	56,456	6,875
*	Hexcel Corp.	115,775	6,566
	Spirit AeroSystems Holdings Inc. Class A	145,531	5,711
*	Virgin Galactic Holdings Inc.	182,659	4,952
*	Kratos Defense & Security Solutions Inc.	170,597	4,217
*	Mercury Systems Inc.	77,527	3,906
	Aerojet Rocketdyne Holdings Inc.	93,941	3,901
*	AeroVironment Inc.	32,339	3,310
	Moog Inc. Class A	40,334	3,204
	Maxar Technologies Inc.	99,153	3,152
*	Triumph Group Inc.	88,531	1,634
*	AAR Corp.	46,371	1,570
	Kaman Corp.	34,298	1,340
*	Parsons Corp.	35,264	1,249
*	Vectrus Inc.	15,944	802
*	Ducommun Inc.	14,557	767
*	PAE Inc.	91,392	612
	National Presto Industries Inc.	7,243	605
*	Astronics Corp.	34,357	459
			866,484
Air Freight & Logistics (6.1%)
	United Parcel Service Inc. Class B	998,106	195,260
	FedEx Corp.	347,831	92,415
	Expeditors International of Washington Inc.	233,042	29,046
	CH Robinson Worldwide Inc.	183,524	16,528
*	GXO Logistics Inc.	119,770	9,796
	Forward Air Corp.	37,814	3,334
*	Hub Group Inc. Class A	46,584	3,270
*	Atlas Air Worldwide Holdings Inc.	39,903	2,920
*	Air Transport Services Group Inc.	81,863	2,242
*	Echo Global Logistics Inc.	37,099	1,220
			356,031
		Shares	Market Value• ($000)
Airlines (2.5%)
*	Southwest Airlines Co.	816,081	40,625
*	Delta Air Lines Inc.	882,487	35,688
*	United Airlines Holdings Inc.	446,433	20,764
*	American Airlines Group Inc.	884,916	17,645
*	Alaska Air Group Inc.	171,579	9,838
*	JetBlue Airways Corp.	436,963	6,611
*	Allegiant Travel Co.	20,844	4,011
*	Spirit Airlines Inc.	149,654	3,671
*	SkyWest Inc.	69,700	3,252
*	Hawaiian Holdings Inc.	70,477	1,425
			143,530
Building Products (7.2%)
	Johnson Controls International plc	988,976	73,975
	Carrier Global Corp.	1,139,154	65,615
	Trane Technologies plc	329,992	65,503
	Masco Corp.	350,221	21,265
	Fortune Brands Home & Security Inc.	191,009	18,599
	Allegion plc	124,156	17,877
*	Trex Co. Inc.	159,174	17,471
	Lennox International Inc.	46,915	15,725
	Carlisle Cos. Inc.	72,015	15,176
*	Builders FirstSource Inc.	271,273	14,456
	Owens Corning	144,151	13,774
	A O Smith Corp.	185,546	13,493
	Advanced Drainage Systems Inc.	74,083	8,457
	Armstrong World Industries Inc.	66,144	6,874
	Simpson Manufacturing Co. Inc.	59,906	6,778
	UFP Industries Inc.	85,323	6,406
*	Resideo Technologies Inc.	188,546	6,079
*	AZEK Co. Inc. Class A	128,291	5,451
	AAON Inc.	57,855	3,941
*	Masonite International Corp.	32,124	3,845
*	JELD-WEN Holding Inc.	127,061	3,499
*	Gibraltar Industries Inc.	45,120	3,369
	CSW Industrials Inc.	20,534	2,727
*	PGT Innovations Inc.	82,119	1,743
*	American Woodmark Corp.	23,362	1,646
	Griffon Corp.	66,995	1,621
	Apogee Enterprises Inc.	35,731	1,536
*	Cornerstone Building Brands Inc.	69,385	1,153
	Quanex Building Products Corp.	46,307	1,091
	Insteel Industries Inc.	26,531	982
			420,127
Commercial Services & Supplies (6.7%)
	Waste Management Inc.	582,522	90,355
	Cintas Corp.	130,444	51,626
	Waste Connections Inc. (XTSE)	361,133	46,662
		Shares	Market Value• ($000)
*	Copart Inc.	293,808	42,402
	Republic Services Inc. Class A	308,198	38,257
	Rollins Inc.	305,765	11,900
	Tetra Tech Inc.	74,732	10,749
*	IAA Inc.	185,893	9,875
*	Stericycle Inc.	126,583	8,810
	MSA Safety Inc.	51,350	8,362
*	Clean Harbors Inc.	71,519	7,339
	Brink's Co.	68,647	5,365
*	Casella Waste Systems Inc. Class A	69,586	5,149
	UniFirst Corp.	21,027	4,817
	ABM Industries Inc.	92,583	4,585
	Herman Miller Inc.	104,028	4,372
	Brady Corp. Class A	67,109	3,579
	Covanta Holding Corp.	165,738	3,323
*	KAR Auction Services Inc.	172,170	2,911
	Healthcare Services Group Inc.	102,679	2,686
	HNI Corp.	60,107	2,277
	Deluxe Corp.	58,374	2,239
*	Cimpress plc	23,227	2,206
*	Harsco Corp.	109,795	2,003
	Pitney Bowes Inc.	242,097	1,809
	ADT Inc.	210,587	1,803
	Steelcase Inc. Class A	118,060	1,664
*	CoreCivic Inc.	166,354	1,617
	Matthews International Corp. Class A	43,537	1,612
*	U.S. Ecology Inc.	43,312	1,553
*	Montrose Environmental Group Inc.	30,544	1,527
	ACCO Brands Corp.	131,073	1,228
*	Viad Corp.	28,313	1,223
	Interface Inc. Class A	80,625	1,159
*	SP Plus Corp.	31,790	1,030
*	BrightView Holdings Inc.	57,775	886
	VSE Corp.	14,797	740
	Ennis Inc.	36,122	701
*	Heritage-Crystal Clean Inc.	21,918	647
	Kimball International Inc. Class B	51,183	638
			391,686
Construction & Engineering (1.7%)
	Quanta Services Inc.	192,285	19,632
*	AECOM	191,927	12,583
	EMCOR Group Inc.	75,284	9,147
*	MasTec Inc.	82,066	7,504
	Valmont Industries Inc.	29,353	7,305
*	WillScot Mobile Mini Holdings Corp.	238,028	7,046
*,1	API Group Corp.	194,578	4,512
	Comfort Systems USA Inc.	50,106	3,807
	Arcosa Inc.	66,406	3,375
*	Fluor Corp.	194,940	3,248
*	Dycom Industries Inc.	42,473	3,199
	Granite Construction Inc.	63,366	2,569

Industrials Index Fund
		Shares	Market Value• ($000)
*	Ameresco Inc. Class A	36,710	2,539
*	MYR Group Inc.	23,214	2,414
	Primoris Services Corp.	74,128	1,905
*	NV5 Global Inc.	17,799	1,880
*	Construction Partners Inc. Class A	41,890	1,402
*	Great Lakes Dredge & Dock Corp.	89,809	1,357
	Argan Inc.	21,577	999
*	Sterling Construction Co. Inc.	39,607	913
*	Tutor Perini Corp.	62,950	908
*	IES Holdings Inc.	12,833	628
			98,872
Electrical Equipment (7.6%)
	Eaton Corp. plc	549,913	92,583
	Emerson Electric Co.	827,550	87,306
	Rockwell Automation Inc.	160,181	52,131
	AMETEK Inc.	318,669	43,329
*	Generac Holdings Inc.	86,868	37,960
*	Plug Power Inc.	705,758	18,392
	Hubbell Inc. Class B	74,957	15,449
*	Sensata Technologies Holding plc	218,189	12,912
*	Sunrun Inc.	239,181	10,584
	Vertiv Holdings Co. Class A	364,461	10,267
	Acuity Brands Inc.	49,269	9,092
	Regal Beloit Corp.	56,135	8,388
	nVent Electric plc	231,135	7,942
*	Atkore Inc.	64,822	6,014
	EnerSys	58,918	4,984
*	Bloom Energy Corp. Class A	200,067	4,285
*	Vicor Corp.	30,591	3,774
*	Array Technologies Inc.	158,314	3,019
*	FuelCell Energy Inc.	445,159	2,778
	GrafTech International Ltd.	238,644	2,642
	Encore Wire Corp.	28,327	2,408
*	TPI Composites Inc.	50,823	1,845
	AZZ Inc.	34,386	1,841
*	Blink Charging Co.	52,067	1,689
*	Thermon Group Holdings Inc.	45,802	765
*	Romeo Power Inc.	127,125	619
	Allied Motion Technologies Inc.	15,940	551
*,2	Eos Energy Enterprises Inc.	21,356	276
			443,825
Industrial Conglomerates (10.5%)
	Honeywell International Inc.	958,408	222,264
	General Electric Co.	1,514,183	159,610
	3M Co.	799,902	155,773
	Roper Technologies Inc.	145,218	70,181
*	Raven Industries Inc.	49,700	2,900
			610,728
Machinery (20.5%)
	Caterpillar Inc.	755,879	159,392
	Deere & Co.	410,871	155,322
	Illinois Tool Works Inc.	435,910	101,506
	Parker-Hannifin Corp.	178,057	52,824
	Otis Worldwide Corp.	562,565	51,880
	Cummins Inc.	201,745	47,608
	Stanley Black & Decker Inc.	222,842	43,069
	PACCAR Inc.	479,074	39,222
	Dover Corp.	198,595	34,627
		Shares	Market Value• ($000)
	Xylem Inc.	248,422	33,862
	Fortive Corp.	443,770	32,781
*	Ingersoll Rand Inc.	559,327	29,656
	IDEX Corp.	104,780	23,471
	Westinghouse Air Brake Technologies Corp.	247,718	22,243
	Graco Inc.	233,805	18,335
	Pentair plc	229,392	17,700
	Nordson Corp.	72,158	17,217
	Snap-on Inc.	74,622	16,786
	Toro Co.	148,502	16,326
*	Middleby Corp.	76,726	14,036
	AGCO Corp.	88,368	12,161
	Donaldson Co. Inc.	173,946	11,785
	ITT Inc.	118,784	11,364
	Lincoln Electric Holdings Inc.	78,039	10,895
	Oshkosh Corp.	94,672	10,848
	Rexnord Corp.	165,245	10,040
	Woodward Inc.	82,721	10,004
*	Chart Industries Inc.	50,148	9,447
*	Colfax Corp.	168,377	8,111
*	RBC Bearings Inc.	34,803	8,058
	Flowserve Corp.	179,594	6,981
	Timken Co.	94,345	6,938
	Crane Co.	64,452	6,559
	Watts Water Technologies Inc. Class A	38,078	6,533
*	Evoqua Water Technologies Corp.	165,182	6,429
	John Bean Technologies Corp.	43,781	6,387
	Allison Transmission Holdings Inc.	151,145	5,589
	Altra Industrial Motion Corp.	89,315	5,230
	Terex Corp.	96,306	4,916
	Hillenbrand Inc.	103,675	4,813
	SPX FLOW Inc.	58,260	4,692
	Franklin Electric Co. Inc.	54,501	4,632
*	Welbilt Inc.	185,807	4,348
	Kennametal Inc.	109,774	4,081
*	SPX Corp.	62,418	3,900
	Mueller Water Products Inc. Class A	219,178	3,643
	Helios Technologies Inc.	42,233	3,447
	Federal Signal Corp.	83,806	3,405
	Kadant Inc.	15,948	3,335
	Albany International Corp. Class A	42,473	3,327
	Trinity Industries Inc.	113,127	3,284
	ESCO Technologies Inc.	35,876	3,233
	Mueller Industries Inc.	71,158	3,174
	Barnes Group Inc.	66,557	3,173
*	Proto Labs Inc.	38,200	2,833
	Lindsay Corp.	15,072	2,483
*	Meritor Inc.	99,673	2,364
	EnPro Industries Inc.	27,087	2,316
*,2	Nikola Corp.	217,865	2,272
	Alamo Group Inc.	14,038	2,176
	Enerpac Tool Group Corp. Class A	83,255	2,095
	Greenbrier Cos. Inc.	45,089	1,988
	Shyft Group Inc.	44,136	1,942
*	TriMas Corp.	59,868	1,922
	Tennant Co.	25,776	1,907
	Astec Industries Inc.	29,920	1,829
	Columbus McKinnon Corp.	39,088	1,800
		Shares	Market Value• ($000)
*	Desktop Metal Inc. Class A	211,626	1,757
	Standex International Corp.	16,901	1,677
*	Hydrofarm Holdings Group Inc.	32,936	1,665
*	Lydall Inc.	22,488	1,394
*,2	Ideanomics Inc.	530,785	1,332
*	Gates Industrial Corp. plc	79,915	1,309
	Douglas Dynamics Inc.	31,603	1,256
*	Manitowoc Co. Inc.	48,256	1,170
*,2	Hyliion Holdings Corp.	131,356	1,160
	Wabash National Corp.	71,527	1,112
*	Energy Recovery Inc.	51,511	1,052
*	CIRCOR International Inc.	28,166	1,007
	Gorman-Rupp Co.	28,690	1,006
	Luxfer Holdings plc	39,850	851
	REV Group Inc.	40,149	653
*	Titan International Inc.	76,353	635
	Miller Industries Inc.	15,937	593
	Hyster-Yale Materials Handling Inc.	9,805	575
*	Blue Bird Corp.	22,357	484
			1,191,240
Marine (0.2%)
	Matson Inc.	59,916	4,744
*	Kirby Corp.	82,912	4,443
	Genco Shipping & Trading Ltd.	37,322	727
*	Eagle Bulk Shipping Inc.	8,011	396
			10,310
Professional Services (7.3%)
	IHS Markit Ltd.	522,412	63,003
*	CoStar Group Inc.	544,955	46,179
	Equifax Inc.	167,936	45,722
	Verisk Analytics Inc. Class A	212,487	42,871
	TransUnion	263,965	32,080
	Jacobs Engineering Group Inc.	179,722	24,255
	Leidos Holdings Inc.	185,394	18,189
	Robert Half International Inc.	155,620	16,091
	Booz Allen Hamilton Holding Corp. Class A	186,858	15,306
*	Clarivate plc	486,769	12,262
	Nielsen Holdings plc	470,399	10,095
	ManpowerGroup Inc.	75,240	9,136
	Exponent Inc.	71,917	8,407
*	CACI International Inc. Class A	32,502	8,371
*	ASGN Inc.	73,402	8,235
	KBR Inc.	195,017	7,594
*	Upwork Inc.	156,631	7,003
	Science Applications International Corp.	79,951	6,734
*	FTI Consulting Inc.	47,239	6,600
	Insperity Inc.	50,699	5,594
	Korn Ferry	74,556	5,270
*	TriNet Group Inc.	54,522	5,020
*	Dun & Bradstreet Holdings Inc.	178,166	3,266
	ManTech International Corp. Class A	37,810	2,993
	ICF International Inc.	25,914	2,427
*	CBIZ Inc.	66,050	2,253
	Kforce Inc.	27,145	1,586
*	Huron Consulting Group Inc.	31,271	1,544
*	TrueBlue Inc.	49,008	1,339

Industrials Index Fund
		Shares	Market Value• ($000)
	Heidrick & Struggles International Inc.	26,753	1,156
	CRA International Inc.	10,094	939
	Kelly Services Inc. Class A	47,253	919
	Barrett Business Services Inc.	10,513	815
*	Forrester Research Inc.	15,854	754
	Resources Connection Inc.	42,873	677
*	Willdan Group Inc.	17,531	663
			425,348
Road & Rail (11.1%)
	Union Pacific Corp.	916,699	198,777
	CSX Corp.	3,135,506	101,998
	Norfolk Southern Corp.	345,322	87,553
*	Uber Technologies Inc.	1,678,802	65,708
	Old Dominion Freight Line Inc.	136,021	39,272
	Kansas City Southern	125,492	35,222
	JB Hunt Transport Services Inc.	116,628	20,690
*	Lyft Inc. Class A	353,846	16,847
*	XPO Logistics Inc.	130,999	11,385
	Knight-Swift Transportation Holdings Inc.	216,864	11,262
	AMERCO	13,548	8,957
	Landstar System Inc.	53,054	8,915
*	Saia Inc.	36,297	8,716
*	Avis Budget Group Inc.	72,266	6,558
	Ryder System Inc.	74,406	5,915
	Werner Enterprises Inc.	84,252	3,973
	ArcBest Corp.	34,879	2,327
*	TuSimple Holdings Inc. Class A	51,063	2,137
	Schneider National Inc. Class B	78,830	1,777
	Marten Transport Ltd.	85,233	1,329
	Heartland Express Inc.	71,436	1,199
*	Daseke Inc.	62,738	593
*	U.S. Xpress Enterprises Inc. Class A	34,956	305
	Universal Logistics Holdings Inc.	11,108	243
			641,658
Software (0.0%)
*	Rekor Systems Inc.	36	—
Trading Companies & Distributors (3.4%)
	Fastenal Co.	792,578	44,266
*	United Rentals Inc.	99,865	35,217
	WW Grainger Inc.	61,118	26,507
	Watsco Inc.	45,433	12,649
*	SiteOne Landscape Supply Inc.	61,298	12,266
*	WESCO International Inc.	62,403	7,302
	Air Lease Corp. Class A	149,808	5,953
*	Univar Solutions Inc.	233,627	5,516
	MSC Industrial Direct Co. Inc. Class A	64,827	5,459
	Triton International Ltd.	93,051	5,092
	Applied Industrial Technologies Inc.	53,604	4,761
	GATX Corp.	46,393	4,253
*	Beacon Roofing Supply Inc.	77,220	3,975
*	Herc Holdings Inc.	28,686	3,771
	Boise Cascade Co.	54,334	3,143
*	GMS Inc.	53,261	2,632
		Shares	Market Value• ($000)
	Rush Enterprises Inc. Class A	59,298	2,615
	McGrath RentCorp.	33,515	2,339
*	Veritiv Corp.	20,528	1,841
	H&E Equipment Services Inc.	44,653	1,520
	CAI International Inc.	22,467	1,257
*	NOW Inc.	152,075	1,168
*	MRC Global Inc.	107,176	879
*	Titan Machinery Inc.	26,311	756
*	DXP Enterprises Inc.	25,156	754
	Global Industrial Co.	18,239	702
			196,593
Transportation Infrastructure (0.1%)
	Macquarie Infrastructure Corp.	102,976	4,104
Total Common Stocks (Cost $4,725,312)			5,800,536
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[3,4]	Vanguard Market Liquidity Fund, 0.068% (Cost $5,732)	57,317	5,732
Total Investments (99.9%) (Cost $4,731,044)			5,806,268
Other Assets and Liabilities—Net (0.1%)			3,868
Net Assets (100.0%)			5,810,136
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, the aggregate value was $4,512,000, representing 0.1% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,629,000.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $5,017,000 was received for securities on loan, of which $5,016,000 is held in Vanguard Market Liquidity Fund and $1,000 is held in cash.

Industrials Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2021	13	2,938	37

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
L3Harris Technologies Inc.	8/31/22	BOANA	5,592	(0.080)	—	—
1	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BOANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Statement of Assets and Liabilities
As of August 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,725,312)	5,800,536
Affiliated Issuers (Cost $5,732)	5,732
Total Investments in Securities	5,806,268
Investment in Vanguard	193
Cash	1
Cash Collateral Pledged—Futures Contracts	150
Receivables for Investment Securities Sold	19,970
Receivables for Accrued Income	9,533
Receivables for Capital Shares Issued	321
Total Assets	5,836,436
Liabilities
Due to Custodian	2,631
Payables for Investment Securities Purchased	17,294
Collateral for Securities on Loan	5,017
Payables for Capital Shares Redeemed	1,000
Payables to Vanguard	254
Variation Margin Payable—Futures Contracts	3
Unrealized Depreciation—Over-the-Counter Swap Contracts	—
Other Liabilities	101
Total Liabilities	26,300
Net Assets	5,810,136
At August 31, 2021, net assets consisted of:

Paid-in Capital	4,801,175
Total Distributable Earnings (Loss)	1,008,961
Net Assets	5,810,136

ETF Shares—Net Assets
Applicable to 27,288,562 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,437,680
Net Asset Value Per Share—ETF Shares	$199.27

Admiral Shares—Net Assets
Applicable to 3,638,358 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	372,456
Net Asset Value Per Share—Admiral Shares	$102.37

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	64,280
Interest[1]	6
Securities Lending—Net	270
Total Income	64,556
Expenses
The Vanguard Group—Note B
Investment Advisory Services	715
Management and Administrative— ETF Shares	3,431
Management and Administrative— Admiral Shares	237
Marketing and Distribution— ETF Shares	170
Marketing and Distribution— Admiral Shares	13
Custodian Fees	14
Auditing Fees	30
Shareholders’ Reports—ETF Shares	142
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	2
Total Expenses	4,760
Net Investment Income	59,796
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	353,730
Futures Contracts	(30)
Swap Contracts	1,022
Realized Net Gain (Loss)	354,722
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	957,785
Futures Contracts	37
Swap Contracts	(508)
Change in Unrealized Appreciation (Depreciation)	957,314
Net Increase (Decrease) in Net Assets Resulting from Operations	1,371,832
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,000, $0, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $362,206,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	59,796	56,595
Realized Net Gain (Loss)	354,722	270,720
Change in Unrealized Appreciation (Depreciation)	957,314	(169,676)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,371,832	157,639
Distributions
ETF Shares	(52,853)	(58,321)
Admiral Shares	(3,611)	(3,648)
Total Distributions	(56,464)	(61,969)
Capital Share Transactions
ETF Shares	1,116,320	(457,228)
Admiral Shares	78,505	2,094
Net Increase (Decrease) from Capital Share Transactions	1,194,825	(455,134)
Total Increase (Decrease)	2,510,193	(359,464)
Net Assets
Beginning of Period	3,299,943	3,659,407
End of Period	5,810,136	3,299,943

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$146.89	$142.53	$146.12	$128.70	$111.57
Investment Operations
Net Investment Income[1]	2.264	2.366	2.597	2.263	2.383
Net Realized and Unrealized Gain (Loss) on Investments	52.318	4.554	(3.754)	17.412	16.998
Total from Investment Operations	54.582	6.920	(1.157)	19.675	19.381
Distributions
Dividends from Net Investment Income	(2.202)	(2.560)	(2.433)	(2.255)	(2.251)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.202)	(2.560)	(2.433)	(2.255)	(2.251)
Net Asset Value, End of Period	$199.27	$146.89	$142.53	$146.12	$128.70
Total Return	37.41%	4.96%	-0.73%	15.41%	17.55%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,438	$3,090	$3,457	$3,957	$3,202
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.69%	1.87%	1.62%	1.95%
Portfolio Turnover Rate[2]	5%	4%	4%	4%	5%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$75.46	$73.22	$75.07	$66.12	$57.32
Investment Operations
Net Investment Income[1]	1.162	1.221	1.340	1.154	1.237
Net Realized and Unrealized Gain (Loss) on Investments	26.880	2.336	(1.941)	8.955	8.721
Total from Investment Operations	28.042	3.557	(.601)	10.109	9.958
Distributions
Dividends from Net Investment Income	(1.132)	(1.317)	(1.249)	(1.159)	(1.158)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.132)	(1.317)	(1.249)	(1.159)	(1.158)
Net Asset Value, End of Period	$102.37	$75.46	$73.22	$75.07	$66.12
Total Return[2]	37.43%	4.98%	-0.75%	15.41%	17.55%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$372	$210	$202	$213	$176
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.71%	1.87%	1.62%	1.95%
Portfolio Turnover Rate[3]	5%	4%	4%	4%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Notes to Financial Statements
Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the

Industrials Index Fund
collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank

Industrials Index Fund
Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $193,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Industrials Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	5,800,536	—	—	5,800,536
Temporary Cash Investments	5,732	—	—	5,732
Total	5,806,268	—	—	5,806,268
Derivative Financial Instruments
Assets
Futures Contracts[1]	37	—	—	37
Liabilities
Swap Contracts	—	—	—	—
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	361,801
Total Distributable Earnings (Loss)	(361,801)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	16,617
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(76,579)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,068,923
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	56,464	61,969
Long-Term Capital Gains	—	—
Total	56,464	61,969
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,737,346
Gross Unrealized Appreciation	1,411,233
Gross Unrealized Depreciation	(342,310)
Net Unrealized Appreciation (Depreciation)	1,068,923

Industrials Index Fund
E.	During the year ended August 31, 2021, the fund purchased $2,305,160,000 of investment securities and sold $1,093,963,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,949,884,000 and $849,510,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $12,162,000 and sales were $4,119,000, resulting in net realized gain (loss) of $136,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	2,002,840	10,975	651,928	5,081
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(886,520)	(4,725)	(1,109,156)	(8,300)
Net Increase (Decrease)—ETF Shares	1,116,320	6,250	(457,228)	(3,219)
Admiral Shares
Issued	203,805	2,209	99,484	1,405
Issued in Lieu of Cash Distributions	3,138	36	3,135	44
Redeemed	(128,438)	(1,384)	(100,525)	(1,432)
Net Increase (Decrease)—Admiral Shares	78,505	861	2,094	17
At August 31, 2021, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Information Technology Index Fund ETF Shares Net Asset Value	30.80%	30.79%	23.28%	$81,075
Information Technology Index Fund ETF Shares Market Price	30.68	30.78	23.27	81,049
Information Technology Spliced Index	30.94	30.94	23.43	82,054
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	45,188

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Information Technology Index Fund Admiral Shares	30.81%	30.80%	23.29%	$811,544
Information Technology Spliced Index	30.94	30.94	23.43	820,538
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	451,882
Information Technology Spliced Index: MSCI US IMI/Information Technology through February 28, 2010; MSCI US IMI/Information Technology 25/50 through May 2, 2018; MSCI US IMI/ Information Technology 25/50 Transition Index through December 2, 2018; MSCI US IMI/ Information Technology 25/50 thereafter.
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Information Technology Index Fund ETF Shares Market Price	30.68%	282.58%	710.49%
Information Technology Index Fund ETF Shares Net Asset Value	30.80	282.67	710.75
Information Technology Spliced Index	30.94	284.85	720.54
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund
Fund Allocation
As of August 31, 2021
Communications Equipment	3.0%
Electronic Equipment, Instruments & Components	3.3
IT Services	17.9
Semiconductors & Semiconductor Equipment	18.9
Software	35.6
Technology Hardware, Storage & Peripherals	21.3
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Information Technology Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Communications Equipment (2.9%)
	Cisco Systems Inc.	19,470,098	1,149,125
	Motorola Solutions Inc.	783,863	191,435
*	Arista Networks Inc.	264,511	97,745
*	F5 Networks Inc.	275,535	56,091
	Juniper Networks Inc.	1,514,474	43,889
*	Ciena Corp.	716,306	40,922
*	Lumentum Holdings Inc.	349,840	30,310
*	Viavi Solutions Inc.	1,056,849	17,216
*	CommScope Holding Co. Inc.	943,348	14,905
*	ViaSat Inc.	251,057	12,964
*	Calix Inc.	259,607	12,098
*	NetScout Systems Inc.	340,722	9,343
*	Infinera Corp.	806,138	6,828
*	Extreme Networks Inc.	583,457	6,319
*	Plantronics Inc.	180,547	5,377
*	EchoStar Corp. Class A	189,547	5,118
*	NETGEAR Inc.	141,005	5,038
	ADTRAN Inc.	224,829	4,645
*	Harmonic Inc.	469,347	4,337
*	Digi International Inc.	159,376	3,503
	Comtech Telecommunications Corp.	120,619	3,078
*,1	Inseego Corp.	356,753	2,997
*	Ribbon Communications Inc.	439,493	2,870
*	Cambium Networks Corp.	42,761	1,602
*	Casa Systems Inc.	157,257	1,107
			1,728,862
Electronic Equipment, Instruments & Components (3.3%)
	TE Connectivity Ltd.	1,525,829	229,210
	Amphenol Corp. Class A	2,761,086	211,582
*	Keysight Technologies Inc.	852,474	152,917
	Corning Inc.	3,735,765	149,393
*	Zebra Technologies Corp. Class A	247,234	145,168
	CDW Corp.	647,857	129,967
*	Trimble Inc.	1,159,633	109,261
*	Teledyne Technologies Inc.	213,616	98,985
	Cognex Corp.	816,083	72,321
*	Flex Ltd.	2,268,281	42,145
*	Arrow Electronics Inc.	342,727	41,545
	Jabil Inc.	653,345	40,364
	Littelfuse Inc.	113,503	32,394
*	II-VI Inc.	484,761	30,530
*	IPG Photonics Corp.	173,357	29,589
*	Coherent Inc.	113,355	28,641
	Vontier Corp.	779,787	28,361
	SYNNEX Corp.	202,935	25,787
	National Instruments Corp.	608,281	25,438
*	Novanta Inc.	162,731	24,934
	Avnet Inc.	459,875	18,607
		Shares	Market Value• ($000)
*	Rogers Corp.	86,508	18,375
*	Fabrinet	170,481	17,563
*	Itron Inc.	208,493	17,516
*	Insight Enterprises Inc.	162,934	16,764
	Advanced Energy Industries Inc.	177,620	16,018
	Badger Meter Inc.	134,897	14,446
	Vishay Intertechnology Inc.	613,680	13,483
*	Plexus Corp.	132,193	12,139
*	Sanmina Corp.	300,798	11,876
	Belden Inc.	206,878	11,844
*,1	MicroVision Inc.	720,362	10,611
*	Knowles Corp.	428,693	8,574
	Methode Electronics Inc.	174,946	8,147
*	OSI Systems Inc.	79,770	7,892
*	PAR Technology Corp.	114,017	7,745
*	ePlus Inc.	62,423	6,755
*	TTM Technologies Inc.	468,668	6,561
*	FARO Technologies Inc.	83,975	5,789
*	nLight Inc.	178,201	4,920
	CTS Corp.	134,259	4,710
	Benchmark Electronics Inc.	165,710	4,479
*	ScanSource Inc.	120,219	4,277
*,1	Velodyne Lidar Inc.	431,261	2,846
*	Napco Security Technologies Inc.	71,116	2,783
*	Kimball Electronics Inc.	111,853	2,704
	PC Connection Inc.	52,482	2,541
*	Arlo Technologies Inc.	385,400	2,389
*,1	908 Devices Inc.	30,576	1,101
			1,911,987
IT Services (17.9%)
	Visa Inc. Class A	7,316,418	1,676,191
*	PayPal Holdings Inc.	5,155,916	1,488,307
	Mastercard Inc. Class A	4,087,045	1,415,058
	Accenture plc Class A	2,936,714	988,380
	International Business Machines Corp.	4,128,196	579,351
*	Square Inc. Class A	1,811,069	485,493
	Automatic Data Processing Inc.	1,966,123	410,998
	Fidelity National Information Services Inc.	2,865,093	366,073
*	Fiserv Inc.	2,772,627	326,588
*	Snowflake Inc. Class A	884,217	269,111
*	Twilio Inc. Class A	750,134	267,768
	Global Payments Inc.	1,363,987	221,839
	Cognizant Technology Solutions Corp. Class A	2,436,918	185,961
	Paychex Inc.	1,498,637	171,549
*	EPAM Systems Inc.	260,627	164,927
*	Okta Inc.	577,702	152,282
*	Cloudflare Inc. Class A	1,065,486	128,647
*	Gartner Inc.	397,783	122,812
*	VeriSign Inc.	468,256	101,265
		Shares	Market Value• ($000)
*	MongoDB Inc. Class A	258,176	101,161
*	FleetCor Technologies Inc.	365,842	96,319
	Broadridge Financial Solutions Inc.	536,470	92,391
*	Akamai Technologies Inc.	753,043	85,282
	Jack Henry & Associates Inc.	343,293	60,550
*	GoDaddy Inc. Class A	775,266	56,835
*	DXC Technology Co.	1,176,501	43,201
	Western Union Co.	1,890,842	40,918
*	WEX Inc.	206,760	37,955
*	Concentrix Corp.	204,496	35,458
*	Euronet Worldwide Inc.	244,048	32,514
	Maximus Inc.	284,053	24,738
	Alliance Data Systems Corp.	218,360	21,423
*,1	Fastly Inc. Class A	464,446	20,250
*	ExlService Holdings Inc.	153,533	18,906
*	Perficient Inc.	151,801	18,098
*	Sabre Corp.	1,403,192	15,758
*	LiveRamp Holdings Inc.	316,193	15,493
*	Shift4 Payments Inc. Class A	179,466	15,382
	EVERTEC Inc.	281,852	13,036
	Switch Inc. Class A	458,307	11,371
*	BigCommerce Holdings Inc. Series 1	175,679	10,460
*	Verra Mobility Corp. Class A	638,248	9,899
	TTEC Holdings Inc.	85,600	9,027
*	Repay Holdings Corp. Class A	353,434	8,132
*	Unisys Corp.	305,229	7,390
	CSG Systems International Inc.	151,950	7,325
*	Conduent Inc.	786,274	5,740
*	Evo Payments Inc. Class A	217,691	5,538
*	Grid Dynamics Holdings Inc.	177,855	4,761
	SolarWinds Corp.	182,645	3,118
*	Paya Holdings Inc. Class A	322,779	3,115
*	Tucows Inc. Class A	41,166	3,051
*	I3 Verticals Inc. Class A	101,685	2,940
	Cass Information Systems Inc.	63,347	2,856
*	Rackspace Technology Inc.	183,948	2,570
*	International Money Express Inc.	139,117	2,537
*	Cantaloupe Inc.	235,763	2,414
	Hackett Group Inc.	118,862	2,330
*	Brightcove Inc.	149,647	1,700
*	Marqeta Inc. Class A	12,028	349
			10,474,891

Information Technology Index Fund
		Shares	Market Value• ($000)
Semiconductors & Semiconductor Equipment (18.8%)
	NVIDIA Corp.	11,512,668	2,577,111
	Intel Corp.	18,656,242	1,008,556
	Broadcom Inc.	1,886,313	937,894
	Texas Instruments Inc.	4,266,389	814,496
	QUALCOMM Inc.	5,211,538	764,481
*	Advanced Micro Devices Inc.	5,613,351	621,510
	Applied Materials Inc.	4,239,692	572,910
	Analog Devices Inc.	2,484,903	404,915
	Lam Research Corp.	658,908	398,521
*	Micron Technology Inc.	5,180,998	381,840
	NXP Semiconductors NV	1,273,988	274,073
	KLA Corp.	708,203	240,761
	Marvell Technology Inc.	3,784,541	231,576
	Microchip Technology Inc.	1,263,017	198,748
	Xilinx Inc.	1,135,768	176,714
	Skyworks Solutions Inc.	762,692	139,923
*	Enphase Energy Inc.	595,427	103,444
	Monolithic Power Systems Inc.	200,821	99,392
*	Qorvo Inc.	520,137	97,801
	Teradyne Inc.	768,169	93,286
*	ON Semiconductor Corp.	1,972,489	87,500
	Entegris Inc.	625,992	75,207
*	SolarEdge Technologies Inc.	240,138	69,587
*	Cree Inc.	533,382	45,327
	Universal Display Corp.	206,889	43,155
*	First Solar Inc.	442,043	41,552
*	Lattice Semiconductor Corp.	630,969	39,196
	MKS Instruments Inc.	255,723	37,637
*	Silicon Laboratories Inc.	206,645	32,571
*	Synaptics Inc.	162,088	30,761
	Power Integrations Inc.	280,177	30,438
	Brooks Automation Inc.	343,333	29,170
*	Cirrus Logic Inc.	265,683	22,230
*	Semtech Corp.	299,893	20,969
	Kulicke & Soffa Industries Inc.	286,776	20,129
*	Diodes Inc.	206,102	19,957
	CMC Materials Inc.	135,049	17,910
*	Ambarella Inc.	167,347	17,332
*	MaxLinear Inc.	330,915	17,284
*	Onto Innovation Inc.	226,647	16,801
	Amkor Technology Inc.	507,693	13,946
*	FormFactor Inc.	355,076	13,805
*	MACOM Technology Solutions Holdings Inc. Class H	222,061	13,481
*	Rambus Inc.	519,406	12,362
*	Sitime Corp.	56,869	12,104
*	Ultra Clean Holdings Inc.	202,391	9,359
*	SunPower Corp.	400,068	8,621
*	Cohu Inc.	225,944	8,062
*	Allegro MicroSystems Inc.	261,497	7,858
*	Axcelis Technologies Inc.	157,825	7,845
*	Ichor Holdings Ltd.	129,879	5,755
*	Veeco Instruments Inc.	237,548	5,414
*	ACM Research Inc. Class A	58,703	5,233
*	CEVA Inc.	105,362	5,084
*	SMART Global Holdings Inc.	101,950	4,940
		Shares	Market Value• ($000)
*	Impinj Inc.	83,434	4,863
*	Photronics Inc.	292,209	4,404
*	Magnachip Semiconductor Corp.	198,105	3,615
*	PDF Solutions Inc.	139,325	3,138
*	Alpha & Omega Semiconductor Ltd.	101,189	2,940
*	NeoPhotonics Corp.	230,635	2,154
			11,007,648
Software (35.5%)
	Microsoft Corp.	33,056,706	9,979,158
*	Adobe Inc.	2,208,400	1,465,715
*	salesforce.com Inc.	4,488,527	1,190,672
	Oracle Corp.	8,660,531	771,913
	Intuit Inc.	1,262,502	714,715
*	ServiceNow Inc.	912,206	587,132
*	Autodesk Inc.	1,016,697	315,268
*	Zoom Video Communications Inc. Class A	982,228	284,355
*	DocuSign Inc. Class A	898,658	266,218
*	Crowdstrike Holdings Inc. Class A	873,778	245,532
*	Workday Inc. Class A	872,917	238,446
*	Synopsys Inc.	704,795	234,161
*	Cadence Design Systems Inc.	1,285,666	210,181
*	Palo Alto Networks Inc.	449,970	207,454
*	Fortinet Inc.	641,401	202,131
*	Palantir Technologies Inc. Class A	7,058,544	185,922
*	Trade Desk Inc. Class A	1,991,638	159,431
*	ANSYS Inc.	402,638	147,108
*	HubSpot Inc.	205,076	140,368
*	Datadog Inc. Class A	864,346	119,107
*	Splunk Inc.	757,211	115,755
*	Paycom Software Inc.	236,346	115,550
*	Zscaler Inc.	376,835	104,888
*	Tyler Technologies Inc.	188,187	91,402
*	Bill.Com Holdings Inc.	326,363	89,551
*	RingCentral Inc. Class A	354,413	89,404
*	Coupa Software Inc.	336,591	82,401
	SS&C Technologies Holdings Inc.	1,063,336	80,452
*	Nuance Communications Inc.	1,321,556	72,752
*	Avalara Inc.	397,258	71,387
	NortonLifeLock Inc.	2,679,563	71,169
*	Ceridian HCM Holding Inc.	620,592	69,724
*	Zendesk Inc.	548,196	67,757
*	PTC Inc.	512,909	67,530
*	Fair Isaac Corp.	132,966	61,130
	Citrix Systems Inc.	573,529	58,999
*	Dynatrace Inc.	848,711	58,332
*,1	VMware Inc. Class A	387,269	57,653
*	Black Knight Inc.	724,902	54,853
	Bentley Systems Inc. Class B	796,183	51,346
*	Five9 Inc.	310,148	49,075
*	Manhattan Associates Inc.	293,958	47,912
*	Paylocity Holding Corp.	175,690	47,296
*	Dropbox Inc. Class A	1,469,143	46,587
*	Elastic NV	290,337	46,323
*	Smartsheet Inc. Class A	548,453	43,640
*	Guidewire Software Inc.	367,503	43,534
*	Aspen Technology Inc.	313,953	40,657
*	Anaplan Inc.	602,685	36,149
		Shares	Market Value• ($000)
*	Varonis Systems Inc. Class B	490,558	33,853
*	Nutanix Inc. Class A	894,197	33,005
*	Unity Software Inc.	258,229	32,731
	Dolby Laboratories Inc. Class A	301,476	29,879
*	Rapid7 Inc.	241,360	29,330
*	Teradata Corp.	506,446	27,698
*	Everbridge Inc.	173,969	27,308
*	J2 Global Inc.	198,186	27,290
*	Blackline Inc.	241,357	26,332
	Pegasystems Inc.	187,717	25,835
*	NCR Corp.	605,425	25,718
*	Workiva Inc. Class A	175,356	24,597
*,1	MicroStrategy Inc. Class A	35,207	24,444
	CDK Global Inc.	560,597	23,321
*	Digital Turbine Inc.	392,554	22,945
*	SPS Commerce Inc.	165,715	22,459
*	Asana Inc. Class A	296,605	22,409
*	Q2 Holdings Inc.	247,121	21,769
*	Sprout Social Inc. Class A	174,873	21,265
*	New Relic Inc.	265,328	21,218
*	Alteryx Inc. Class A	273,641	20,241
*	Envestnet Inc.	251,404	20,080
*	FireEye Inc.	1,102,047	20,046
*	Sailpoint Technologies Holdings Inc.	426,746	19,997
*	Mimecast Ltd.	285,930	19,961
*	LivePerson Inc.	303,634	19,463
*	Box Inc. Class A	751,924	19,385
*	Cerence Inc.	174,780	18,953
*,1	Marathon Digital Holdings Inc.	456,035	18,510
*	Alarm.com Holdings Inc.	218,471	18,424
*	Qualys Inc.	153,728	18,045
*	Appian Corp. Class A	163,654	17,544
*	Cloudera Inc.	1,079,206	17,192
*	ACI Worldwide Inc.	492,133	15,861
*	Medallia Inc.	469,036	15,839
*	Altair Engineering Inc. Class A	211,245	15,630
*	Vonage Holdings Corp.	1,103,622	15,561
*	CommVault Systems Inc.	191,526	15,508
*	Tenable Holdings Inc.	340,306	15,099
*	Cornerstone OnDemand Inc.	258,030	14,785
*,1	Riot Blockchain Inc.	387,095	14,446
*	Blackbaud Inc.	203,022	14,149
*	Verint Systems Inc.	299,504	13,370
*	PagerDuty Inc.	308,583	13,207
*	Qualtrics International Inc. Class A	290,168	13,139
*,2	Proofpoint Inc.	68,360	12,031
*	Domo Inc. Class B	132,804	11,886
*	8x8 Inc.	486,421	11,747
*	SentinelOne Inc. Class A	182,795	11,686
*	Momentive Global Inc.	571,889	11,215
	Xperi Holding Corp.	483,538	10,333
	InterDigital Inc.	142,250	10,258
*,1	C3.ai Inc. Class A	184,295	9,499
	Progress Software Corp.	203,251	9,463
*	Appfolio Inc. Class A	78,804	9,307
*	Bottomline Technologies DE Inc.	207,057	8,752
*	Zuora Inc. Class A	514,317	8,733

Information Technology Index Fund
		Shares	Market Value• ($000)
*	Duck Creek Technologies Inc.	182,573	8,513
*	PROS Holdings Inc.	194,431	8,407
*	nCino Inc.	132,360	8,208
*	Avaya Holdings Corp.	390,874	7,884
*,1	JFrog Ltd.	172,998	6,650
*	Yext Inc.	466,523	6,307
*	Agilysys Inc.	105,547	5,998
*	Jamf Holding Corp.	163,341	5,741
*	Ping Identity Holding Corp.	208,547	5,412
	McAfee Corp.Class A	189,351	5,029
*	Model N Inc.	148,033	5,020
	QAD Inc. Class A	54,949	4,781
*	Upland Software Inc.	116,255	4,532
*	Mitek Systems Inc.	198,054	4,430
	American Software Inc. Class A	147,991	3,755
*	A10 Networks Inc.	268,509	3,730
	Ebix Inc.	121,621	3,500
*	OneSpan Inc.	145,589	2,805
*	N-Able Inc.	206,839	2,799
*	Telos Corp.	81,049	2,675
*	Vertex Inc. Class A	120,749	2,499
*	Cleanspark Inc.	154,031	2,126
*,1	Digimarc Corp.	58,847	1,721
*	Rimini Street Inc.	168,062	1,605
*	Rekor Systems Inc.	141,412	1,544
*	AppLovin Corp. Class A	14,781	1,041
*	SecureWorks Corp. Class A	35,836	733
			20,788,391
Technology Hardware, Storage & Peripherals (21.3%)
	Apple Inc.	77,100,626	11,706,188
	HP Inc.	5,782,804	171,981
*	Dell Technologies Inc. Class C	1,281,758	124,920
	Hewlett Packard Enterprise Co.	6,010,634	92,924
	NetApp Inc.	1,028,326	91,449
*	Western Digital Corp.	1,415,924	89,486
	Seagate Technology Holdings plc	951,961	83,382
*	Pure Storage Inc. Class A	1,243,111	32,110
*	3D Systems Corp.	577,857	17,590
	Xerox Holdings Corp.	753,743	16,967
*	Super Micro Computer Inc.	184,438	6,739
*	Avid Technology Inc.	158,620	4,094
*,1	Corsair Gaming Inc.	132,093	3,824
*	Diebold Nixdorf Inc.	348,386	3,791
			12,445,445
Total Common Stocks (Cost $30,113,906)			58,357,224
		Shares	Market Value• ($000)
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[3,4]	Vanguard Market Liquidity Fund, 0.068% (Cost $245,185)	2,452,287	245,229
Total Investments (100.1%) (Cost $30,359,091)			58,602,453
Other Assets and Liabilities—Net (-0.1%)			(63,351)
Net Assets (100.0%)			58,539,102
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $113,246,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $116,748,000 was received for securities on loan, of which $116,424,000 is held in Vanguard Market Liquidity Fund and $324,000 is held in cash.

Information Technology Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2021	252	78,536	2,796

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Visa Inc. Class A	8/31/22	BOANA	114,550	0.020	160	—
1	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BOANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Statement of Assets and Liabilities
As of August 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $30,113,906)	58,357,224
Affiliated Issuers (Cost $245,185)	245,229
Total Investments in Securities	58,602,453
Investment in Vanguard	1,892
Cash	324
Cash Collateral Pledged—Futures Contracts	3,850
Cash Collateral Pledged—Over-the-Counter Swap Contracts	1,300
Receivables for Investment Securities Sold	558,477
Receivables for Accrued Income	41,850
Receivables for Capital Shares Issued	28,426
Unrealized Appreciation—Over-the-Counter Swap Contracts	160
Total Assets	59,238,732
Liabilities
Due to Custodian	3,140
Payables for Investment Securities Purchased	565,787
Collateral for Securities on Loan	116,748
Payables for Capital Shares Redeemed	11,381
Payables to Vanguard	2,506
Variation Margin Payable—Futures Contracts	68
Total Liabilities	699,630
Net Assets	58,539,102
At August 31, 2021, net assets consisted of:

Paid-in Capital	30,526,286
Total Distributable Earnings (Loss)	28,012,816
Net Assets	58,539,102

ETF Shares—Net Assets
Applicable to 120,141,710 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	51,237,926
Net Asset Value Per Share—ETF Shares	$426.48

Admiral Shares—Net Assets
Applicable to 33,433,861 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,301,176
Net Asset Value Per Share—Admiral Shares	$218.38

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	399,198
Interest[1]	112
Securities Lending—Net	1,228
Total Income	400,538
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,726
Management and Administrative— ETF Shares	37,689
Management and Administrative— Admiral Shares	5,238
Marketing and Distribution— ETF Shares	1,283
Marketing and Distribution— Admiral Shares	261
Custodian Fees	91
Auditing Fees	30
Shareholders’ Reports—ETF Shares	858
Shareholders’ Reports—Admiral Shares	33
Trustees’ Fees and Expenses	18
Total Expenses	48,227
Net Investment Income	352,311
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	3,353,330
Futures Contracts	10,774
Swap Contracts	19,952
Realized Net Gain (Loss)	3,384,056
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	9,686,603
Futures Contracts	(484)
Swap Contracts	(10,781)
Change in Unrealized Appreciation (Depreciation)	9,675,338
Net Increase (Decrease) in Net Assets Resulting from Operations	13,411,705
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $110,000, $2,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $3,420,649,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	352,311	353,521
Realized Net Gain (Loss)	3,384,056	1,451,240
Change in Unrealized Appreciation (Depreciation)	9,675,338	13,001,468
Net Increase (Decrease) in Net Assets Resulting from Operations	13,411,705	14,806,229
Distributions
ETF Shares	(306,828)	(318,133)
Admiral Shares	(42,093)	(38,529)
Total Distributions	(348,921)	(356,662)
Capital Share Transactions
ETF Shares	1,067,107	5,140,709
Admiral Shares	549,053	1,061,125
Net Increase (Decrease) from Capital Share Transactions	1,616,160	6,201,834
Total Increase (Decrease)	14,678,944	20,651,401
Net Assets
Beginning of Period	43,860,158	23,208,757
End of Period	58,539,102	43,860,158

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$328.54	$213.66	$202.82	$151.19	$117.82
Investment Operations
Net Investment Income[1]	2.634	2.926	2.572	1.921	1.646
Net Realized and Unrealized Gain (Loss) on Investments	97.919	114.955	10.792	51.430	33.329
Total from Investment Operations	100.553	117.881	13.364	53.351	34.975
Distributions
Dividends from Net Investment Income	(2.613)	(3.001)	(2.524)	(1.721)	(1.605)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.613)	(3.001)	(2.524)	(1.721)	(1.605)
Net Asset Value, End of Period	$426.48	$328.54	$213.66	$202.82	$151.19
Total Return	30.80%	55.72%	6.70%	35.52%	29.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$51,238	$38,711	$20,738	$22,595	$14,638
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.73%	1.17%	1.32%	1.10%	1.24%
Portfolio Turnover Rate[2]	4%	5%	5%	7%	6%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$168.23	$109.40	$103.86	$77.42	$60.33
Investment Operations
Net Investment Income[1]	1.353	1.504	1.326	1.001	.850
Net Realized and Unrealized Gain (Loss) on Investments	50.136	58.864	5.509	26.324	17.062
Total from Investment Operations	51.489	60.368	6.835	27.325	17.912
Distributions
Dividends from Net Investment Income	(1.339)	(1.538)	(1.295)	(.885)	(.822)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.339)	(1.538)	(1.295)	(.885)	(.822)
Net Asset Value, End of Period	$218.38	$168.23	$109.40	$103.86	$77.42
Total Return[2]	30.81%	55.78%	6.70%	35.54%	29.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,301	$5,149	$2,470	$2,033	$933
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.73%	1.17%	1.32%	1.10%	1.24%
Portfolio Turnover Rate[3]	4%	5%	5%	7%	6%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Notes to Financial Statements
Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the

Information Technology Index Fund
collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank

Information Technology Index Fund
Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $1,892,000, representing less than 0.01% of the fund’s net assets and 0.76% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Information Technology Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	58,345,193	—	12,031	58,357,224
Temporary Cash Investments	245,229	—	—	245,229
Total	58,590,422	—	12,031	58,602,453
Derivative Financial Instruments
Assets
Futures Contracts[1]	2,796	—	—	2,796
Swap Contracts	—	160	—	160
Total	2,796	160	—	2,956
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	3,420,643
Total Distributable Earnings (Loss)	(3,420,643)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	126,375
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(339,928)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	28,226,369
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	348,921	356,662
Long-Term Capital Gains	—	—
Total	348,921	356,662
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	30,376,083
Gross Unrealized Appreciation	28,558,677
Gross Unrealized Depreciation	(332,308)
Net Unrealized Appreciation (Depreciation)	28,226,369

Information Technology Index Fund
E.	During the year ended August 31, 2021, the fund purchased $8,895,071,000 of investment securities and sold $7,281,173,000 of investment securities, other than temporary cash investments. Purchases and sales include $5,932,242,000 and $5,203,447,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $13,382,000 and sales were $30,825,000, resulting in net realized gain (loss) of ($1,168,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	6,291,821	16,864	7,928,607	32,065
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(5,224,714)	(14,550)	(2,787,898)	(11,300)
Net Increase (Decrease)—ETF Shares	1,067,107	2,314	5,140,709	20,765
Admiral Shares
Issued	2,226,601	12,124	2,339,727	18,276
Issued in Lieu of Cash Distributions	38,227	218	35,023	293
Redeemed	(1,715,775)	(9,519)	(1,313,625)	(10,540)
Net Increase (Decrease)—Admiral Shares	549,053	2,823	1,061,125	8,029
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Materials Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Materials Index Fund ETF Shares Net Asset Value	41.00%	13.66%	11.41%	$29,463
Materials Index Fund ETF Shares Market Price	40.89	13.66	11.41	29,454
MSCI US Investable Market Materials 25/50 Index	41.15	13.74	11.51	29,738
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	45,188

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Materials Index Fund Admiral Shares	41.04%	13.67%	11.42%	$294,886
MSCI US Investable Market Materials 25/50 Index	41.15	13.74	11.51	297,380
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	451,882
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Materials Index Fund ETF Shares Market Price	40.89%	89.67%	194.54%
Materials Index Fund ETF Shares Net Asset Value	41.00	89.70	194.63
MSCI US Investable Market Materials 25/50 Index	41.15	90.39	197.38
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Materials Index Fund
Fund Allocation
As of August 31, 2021
Chemicals	62.4%
Construction Materials	4.6
Containers & Packaging	14.5
Metals & Mining	17.4
Paper & Forest Products	1.1
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Materials Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Chemicals (62.3%)
	Linde plc	2,031,923	639,223
	Sherwin-Williams Co.	993,071	301,566
	Air Products and Chemicals Inc.	864,458	232,980
	Ecolab Inc.	1,005,190	226,530
	Dow Inc.	2,917,943	183,539
	DuPont de Nemours Inc.	2,078,729	153,868
	PPG Industries Inc.	926,118	147,762
	International Flavors & Fragrances Inc.	972,292	147,302
	Corteva Inc.	2,879,305	126,603
	Albemarle Corp.	455,945	107,940
	LyondellBasell Industries NV Class A	1,044,953	104,861
	Celanese Corp. Class A	440,051	69,792
	Eastman Chemical Co.	533,442	60,364
	FMC Corp.	503,670	47,159
	Mosaic Co.	1,409,977	45,373
	RPM International Inc.	505,627	41,608
	CF Industries Holdings Inc.	837,408	38,035
	Olin Corp.	559,255	27,873
	Scotts Miracle-Gro Co.	163,294	25,609
*	Axalta Coating Systems Ltd.	818,429	24,995
	Huntsman Corp.	822,364	21,735
	Chemours Co.	646,201	21,654
	Valvoline Inc.	707,935	21,351
	Ashland Global Holdings Inc.	225,144	20,513
	Element Solutions Inc.	870,430	19,785
	Avient Corp.	356,920	18,592
	Balchem Corp.	126,627	17,781
	W R Grace & Co.	220,110	15,329
	Sensient Technologies Corp.	164,991	14,330
*	Livent Corp.	572,065	14,227
	HB Fuller Co.	204,121	13,792
	Quaker Chemical Corp.	52,326	13,559
	Westlake Chemical Corp.	150,300	13,129
*	Ingevity Corp.	156,236	12,560
	NewMarket Corp.	34,181	11,954
	Cabot Corp.	221,244	11,814
	Minerals Technologies Inc.	131,613	10,350
	Stepan Co.	83,346	9,798
	Tronox Holdings plc Class A	448,619	9,479
*	Amyris Inc.	625,731	9,417
	Innospec Inc.	96,161	9,001
	Trinseo SA	120,928	6,280
*	Ferro Corp.	290,521	6,043
*	Kraton Corp.	126,028	5,308
*	Danimer Scientific Inc.	267,103	5,219
*	Orion Engineered Carbons SA	237,588	4,198
*	GCP Applied Technologies Inc.	171,387	4,086
		Shares	Market Value• ($000)
*	AdvanSix Inc.	109,010	3,979
	Chase Corp.	29,354	3,361
	Hawkins Inc.	73,626	2,789
*	Koppers Holdings Inc.	82,160	2,703
	Ecovyst Inc.	158,577	2,063
*	Rayonier Advanced Materials Inc.	236,890	1,672
	American Vanguard Corp.	107,936	1,655
	Tredegar Corp.	107,110	1,422
	Kronos Worldwide Inc.	89,240	1,182
	FutureFuel Corp.	102,918	824
*	Venator Materials plc	247,265	809
			3,116,725
Construction Materials (4.6%)
	Vulcan Materials Co.	518,289	96,366
	Martin Marietta Materials Inc.	243,664	92,897
	Eagle Materials Inc.	157,159	24,649
*	Summit Materials Inc. Class A	458,067	15,423
*	Forterra Inc.	116,630	2,687
			232,022
Containers & Packaging (14.5%)
	Ball Corp.	1,282,117	123,032
	International Paper Co.	1,453,617	87,348
	Amcor plc	6,022,531	77,390
	Avery Dennison Corp.	324,144	73,059
	Crown Holdings Inc.	527,009	57,860
	Packaging Corp. of America	370,252	56,167
	Westrock Co.	1,039,686	54,105
	Sealed Air Corp.	594,096	36,258
*	Berry Global Group Inc.	527,307	35,419
	AptarGroup Inc.	256,504	34,577
	Sonoco Products Co.	392,680	25,642
	Graphic Packaging Holding Co.	1,109,131	22,759
	Silgan Holdings Inc.	344,694	14,625
*	O-I Glass Inc.	617,369	9,341
	Greif Inc. Class A	98,578	6,242
*	Ranpak Holdings Corp. Class A	152,476	4,681
	Myers Industries Inc.	120,764	2,753
	Pactiv Evergreen Inc.	174,463	2,399
			723,657
Metals & Mining (17.4%)
	Freeport-McMoRan Inc.	5,724,850	208,327
	Newmont Corp.	3,129,608	181,486
	Nucor Corp.	1,169,055	137,434
	Steel Dynamics Inc.	825,425	55,708
*	Cleveland-Cliffs Inc.	1,854,033	43,514
	Reliance Steel & Aluminum Co.	248,715	37,317
*	Alcoa Corp.	728,873	32,340
	Royal Gold Inc.	256,178	28,520
	U.S. Steel Corp.	840,609	22,486
	Commercial Metals Co.	470,448	15,346
		Shares	Market Value• ($000)
*	Arconic Corp.	407,640	14,060
	Hecla Mining Co.	2,088,058	12,842
	Compass Minerals International Inc.	132,684	8,881
*	Allegheny Technologies Inc.	496,705	8,871
*	MP Materials Corp.	233,717	7,846
	Kaiser Aluminum Corp.	61,902	7,816
	Worthington Industries Inc.	134,465	7,792
*	Coeur Mining Inc.	1,000,130	7,051
	Carpenter Technology Corp.	188,185	6,276
	Materion Corp.	79,871	5,833
	Schnitzer Steel Industries Inc. Class A	100,913	4,774
	Warrior Met Coal Inc.	200,453	4,488
*	Century Aluminum Co.	211,686	2,714
	SunCoke Energy Inc.	320,632	2,228
*	Gatos Silver Inc.	143,184	2,053
*	TimkenSteel Corp.	144,412	1,976
*	McEwen Mining Inc.	1,506,857	1,733
	Ryerson Holding Corp.	67,776	1,569
			871,281
Paper & Forest Products (1.1%)
	Louisiana-Pacific Corp.	399,172	25,324
*	Domtar Corp.	196,407	10,769
	Schweitzer-Mauduit International Inc.	122,244	4,678
	Neenah Inc.	66,317	3,342
	Glatfelter Corp.	173,937	2,748
*	Clearwater Paper Corp.	65,355	2,123
	Verso Corp. Class A	101,672	1,937
	Mercer International Inc.	169,269	1,926
			52,847
Total Common Stocks (Cost $4,185,155)			4,996,532
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund 0.068% (Cost $1,168)	11,676	1,168
Total Investments (99.9%) (Cost $4,186,323)			4,997,700
Other Assets and Liabilities—Net (0.1%)			4,582
Net Assets (100.0%)			5,002,282
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Materials Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
United States Steel Corp.	8/31/22	BOANA	5,671	(0.080)	—	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BOANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Statement of Assets and Liabilities
As of August 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,185,155)	4,996,532
Affiliated Issuers (Cost $1,168)	1,168
Total Investments in Securities	4,997,700
Investment in Vanguard	164
Cash Collateral Pledged—Over-the-Counter Swap Contracts	520
Receivables for Investment Securities Sold	14,180
Receivables for Accrued Income	8,233
Receivables for Capital Shares Issued	592
Total Assets	5,021,389
Liabilities
Payables for Investment Securities Purchased	17,474
Payables for Capital Shares Redeemed	1,415
Payables to Vanguard	218
Unrealized Depreciation—Over-the-Counter Swap Contracts	—
Total Liabilities	19,107
Net Assets	5,002,282
At August 31, 2021, net assets consisted of:

Paid-in Capital	4,291,554
Total Distributable Earnings (Loss)	710,728
Net Assets	5,002,282

ETF Shares—Net Assets
Applicable to 20,984,278 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,924,413
Net Asset Value Per Share—ETF Shares	$187.02

Admiral Shares—Net Assets
Applicable to 11,311,795 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,077,869
Net Asset Value Per Share—Admiral Shares	$95.29

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	64,126
Interest[1]	6
Securities Lending—Net	473
Total Income	64,605
Expenses
The Vanguard Group—Note B
Investment Advisory Services	551
Management and Administrative— ETF Shares	2,116
Management and Administrative— Admiral Shares	656
Marketing and Distribution— ETF Shares	120
Marketing and Distribution— Admiral Shares	36
Custodian Fees	9
Auditing Fees	30
Shareholders’ Reports—ETF Shares	138
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	1
Total Expenses	3,665
Net Investment Income	60,940
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	106,984
Swap Contracts	1,007
Realized Net Gain (Loss)	107,991
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	931,985
Swap Contracts	(373)
Change in Unrealized Appreciation (Depreciation)	931,612
Net Increase (Decrease) in Net Assets Resulting from Operations	1,100,543
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,000, $0, and less than ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $136,396,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	60,940	45,709
Realized Net Gain (Loss)	107,991	56,831
Change in Unrealized Appreciation (Depreciation)	931,612	119,751
Net Increase (Decrease) in Net Assets Resulting from Operations	1,100,543	222,291
Distributions
ETF Shares	(42,151)	(36,101)
Admiral Shares	(12,760)	(10,501)
Total Distributions	(54,911)	(46,602)
Capital Share Transactions
ETF Shares	1,450,694	(371,010)
Admiral Shares	247,410	50,384
Net Increase (Decrease) from Capital Share Transactions	1,698,104	(320,626)
Total Increase (Decrease)	2,743,736	(144,937)
Net Assets
Beginning of Period	2,258,546	2,403,483
End of Period	5,002,282	2,258,546

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$134.84	$122.80	$134.33	$124.29	$108.16
Investment Operations
Net Investment Income[1]	2.801	2.522	2.501	2.285	2.175
Net Realized and Unrealized Gain (Loss) on Investments	52.014	12.053	(11.541)	9.961	16.072
Total from Investment Operations	54.815	14.575	(9.040)	12.246	18.247
Distributions
Dividends from Net Investment Income	(2.635)	(2.535)	(2.490)	(2.206)	(2.117)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.635)	(2.535)	(2.490)	(2.206)	(2.117)
Net Asset Value, End of Period	$187.02	$134.84	$122.80	$134.33	$124.29
Total Return	41.00%	12.12%	-6.73%	9.91%	17.06%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,924	$1,676	$1,921	$2,749	$1,913
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.66%	2.05%	2.04%	1.71%	1.87%
Portfolio Turnover Rate[2]	5%	4%	4%	5%	5%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$68.70	$62.57	$68.45	$63.33	$55.11
Investment Operations
Net Investment Income[1]	1.424	1.294	1.282	1.159	1.104
Net Realized and Unrealized Gain (Loss) on Investments	26.507	6.130	(5.892)	5.084	8.195
Total from Investment Operations	27.931	7.424	(4.610)	6.243	9.299
Distributions
Dividends from Net Investment Income	(1.341)	(1.294)	(1.270)	(1.123)	(1.079)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.341)	(1.294)	(1.270)	(1.123)	(1.079)
Net Asset Value, End of Period	$95.29	$68.70	$62.57	$68.45	$63.33
Total Return[2]	41.04%	12.14%	-6.74%	9.91%	17.06%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,078	$583	$482	$452	$372
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.67%	2.08%	2.04%	1.71%	1.87%
Portfolio Turnover Rate[3]	5%	4%	4%	5%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Notes to Financial Statements
Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years

Materials Index Fund
after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of

Materials Index Fund
trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $164,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	4,996,532	—	—	4,996,532
Temporary Cash Investments	1,168	—	—	1,168
Total	4,997,700	—	—	4,997,700
Derivative Financial Instruments
Liabilities
Swap Contracts	—	—	—	—
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	136,377
Total Distributable Earnings (Loss)	(136,377)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of

Materials Index Fund
unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	15,008
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(103,739)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	799,459
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	54,911	46,602
Long-Term Capital Gains	—	—
Total	54,911	46,602
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,198,241
Gross Unrealized Appreciation	970,233
Gross Unrealized Depreciation	(170,774)
Net Unrealized Appreciation (Depreciation)	799,459
E.	During the year ended August 31, 2021, the fund purchased $2,293,060,000 of investment securities and sold $584,718,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,831,282,000 and $402,167,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $5,968,000 and sales were $5,793,000, resulting in net realized gain (loss) of ($31,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,856,866	11,008	449,882	3,931
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(406,172)	(2,450)	(820,892)	(7,150)
Net Increase (Decrease)—ETF Shares	1,450,694	8,558	(371,010)	(3,219)
Admiral Shares
Issued	454,856	5,232	170,584	2,794
Issued in Lieu of Cash Distributions	11,777	146	9,703	159
Redeemed	(219,223)	(2,551)	(129,903)	(2,174)
Net Increase (Decrease)—Admiral Shares	247,410	2,827	50,384	779
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Utilities Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Utilities Index Fund ETF Shares Net Asset Value	19.19%	10.27%	11.18%	$28,867
Utilities Index Fund ETF Shares Market Price	19.14	10.27	11.18	28,868
MSCI US Investable Market Utilities 25/50 Index	19.33	10.36	11.30	29,169
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	45,188

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Utilities Index Fund Admiral Shares	19.22%	10.27%	11.19%	$288,957
MSCI US Investable Market Utilities 25/50 Index	19.33	10.36	11.30	291,693
MSCI US Investable Market 2500 Index	33.59	18.08	16.28	451,882
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares Market Price	19.14%	63.05%	188.68%
Utilities Index Fund ETF Shares Net Asset Value	19.19	63.03	188.67
MSCI US Investable Market Utilities 25/50 Index	19.33	63.73	191.69
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Utilities Index Fund
Fund Allocation
As of August 31, 2021
Electric Utilities	60.2%
Gas Utilities	4.4
Independent Power and Renewable Electricity Producers	3.6
Multi-Utilities	26.7
Water Utilities	5.1
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Utilities Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Electric Utilities (60.1%)
	NextEra Energy Inc.	11,849,934	995,276
	Duke Energy Corp.	4,647,249	486,381
	Southern Co.	6,395,700	420,389
	Exelon Corp.	5,903,530	289,391
	American Electric Power Co. Inc.	3,019,285	270,437
	Xcel Energy Inc.	3,251,597	223,547
	Eversource Energy	2,075,026	188,267
	PPL Corp.	4,648,370	136,430
	Entergy Corp.	1,212,243	134,086
	Edison International	2,292,298	132,587
	FirstEnergy Corp.	3,285,999	127,727
	Evergy Inc.	1,385,168	94,815
	Alliant Energy Corp.	1,511,281	91,871
*	PG&E Corp.	8,994,324	82,478
	NRG Energy Inc.	1,479,295	67,559
	Pinnacle West Capital Corp.	681,143	52,380
	OGE Energy Corp.	1,209,284	42,821
	IDACORP Inc.	304,974	32,129
	Hawaiian Electric Industries Inc.	659,680	28,762
	Portland General Electric Co.	541,087	27,785
	Avangrid Inc.	467,857	25,568
	PNM Resources Inc.	492,266	24,367
	ALLETE Inc.	315,546	21,274
	MGE Energy Inc.	218,108	17,567
	Otter Tail Corp.	251,482	13,799
			4,027,693
Gas Utilities (4.4%)
	Atmos Energy Corp.	789,486	76,983
	UGI Corp.	1,260,890	58,392
	National Fuel Gas Co.	523,311	27,113
	Southwest Gas Holdings Inc.	350,406	24,637
	ONE Gas Inc.	321,421	23,084
		Shares	Market Value• ($000)
	New Jersey Resources Corp.	582,795	21,762
	Spire Inc.	312,212	20,824
	South Jersey Industries Inc.	679,090	16,848
	Chesapeake Utilities Corp.	105,844	13,834
	Northwest Natural Holding Co.	185,013	9,519
			292,996
Independent Power and Renewable Electricity Producers (3.6%)
	AES Corp.	4,025,085	96,079
	Vistra Corp.	2,620,954	50,034
	NextEra Energy Partners LP	458,490	36,647
	Ormat Technologies Inc. (XNYS)	270,483	19,239
*	Sunnova Energy International Inc.	507,268	18,363
	Clearway Energy Inc. Class C	444,128	13,941
	Clearway Energy Inc. Class A	225,505	6,707
			241,010
Multi-Utilities (26.6%)
	Dominion Energy Inc.	4,872,566	379,281
	Sempra Energy	1,833,650	242,702
	Public Service Enterprise Group Inc.	3,051,553	195,116
	WEC Energy Group Inc.	1,905,718	180,052
	Consolidated Edison Inc.	2,071,087	156,264
	DTE Energy Co.	1,170,420	140,848
	Ameren Corp.	1,443,982	126,666
	CMS Energy Corp.	1,748,780	112,149
	CenterPoint Energy Inc.	3,506,990	87,990
	NiSource Inc.	2,369,615	58,411
	MDU Resources Group Inc.	1,214,882	39,083
		Shares	Market Value• ($000)
	Black Hills Corp.	380,142	26,736
	NorthWestern Corp.	305,642	19,439
	Avista Corp.	419,349	17,550
	Unitil Corp.	90,646	4,496
			1,786,783
Water Utilities (5.0%)
	American Water Works Co. Inc.	1,096,373	199,814
	Essential Utilities Inc.	1,409,752	69,966
	American States Water Co.	222,835	20,548
	California Water Service Group	307,220	19,524
	SJW Group	171,010	11,856
	Middlesex Water Co.	105,342	11,525
	York Water Co.	79,335	4,091
			337,324
Total Common Stocks (Cost $5,825,802)			6,685,806
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $1)	14	1
Total Investments (99.7%) (Cost $5,825,803)			6,685,807
Other Assets and Liabilities—Net (0.3%)			21,679
Net Assets (100.0%)			6,707,486
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid) (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Ameren Corp.	1/31/22	GSI	8,961	(0.089)[1]	—	(189)
Sempra Energy	8/31/22	BOANA	10,589	(0.080)[2]	—	—
					—	(189)
1	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
2	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BOANA—Bank of America, N.A.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Statement of Assets and Liabilities
As of August 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,825,802)	6,685,806
Affiliated Issuers (Cost $1)	1
Total Investments in Securities	6,685,807
Investment in Vanguard	215
Receivables for Investment Securities Sold	11,327
Receivables for Accrued Income	28,286
Receivables for Capital Shares Issued	1,165
Total Assets	6,726,800
Liabilities
Due to Custodian	6,376
Payables for Investment Securities Purchased	11,331
Payables for Capital Shares Redeemed	1,122
Payables to Vanguard	296
Unrealized Depreciation—Over-the-Counter Swap Contracts	189
Total Liabilities	19,314
Net Assets	6,707,486
At August 31, 2021, net assets consisted of:

Paid-in Capital	5,993,379
Total Distributable Earnings (Loss)	714,107
Net Assets	6,707,486

ETF Shares—Net Assets
Applicable to 34,281,480 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,125,729
Net Asset Value Per Share—ETF Shares	$149.52

Admiral Shares—Net Assets
Applicable to 21,085,956 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,581,757
Net Asset Value Per Share—Admiral Shares	$75.01

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	189,872
Interest[1]	8
Securities Lending—Net	4
Total Income	189,884
Expenses
The Vanguard Group—Note B
Investment Advisory Services	891
Management and Administrative— ETF Shares	3,443
Management and Administrative— Admiral Shares	1,105
Marketing and Distribution— ETF Shares	190
Marketing and Distribution— Admiral Shares	63
Custodian Fees	26
Auditing Fees	30
Shareholders’ Reports—ETF Shares	173
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	3
Total Expenses	5,942
Net Investment Income	183,942
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	149,271
Swap Contracts	1,935
Realized Net Gain (Loss)	151,206
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	722,919
Swap Contracts	154
Change in Unrealized Appreciation (Depreciation)	723,073
Net Increase (Decrease) in Net Assets Resulting from Operations	1,058,221
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $8,000, $0, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $180,574,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	183,942	174,764
Realized Net Gain (Loss)	151,206	226,378
Change in Unrealized Appreciation (Depreciation)	723,073	(672,889)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,058,221	(271,747)
Distributions
ETF Shares	(135,410)	(131,064)
Admiral Shares	(42,248)	(41,364)
Total Distributions	(177,658)	(172,428)
Capital Share Transactions
ETF Shares	438,772	241,730
Admiral Shares	92,887	124,351
Net Increase (Decrease) from Capital Share Transactions	531,659	366,081
Total Increase (Decrease)	1,412,222	(78,094)
Net Assets
Beginning of Period	5,295,264	5,373,358
End of Period	6,707,486	5,295,264

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$129.35	$139.09	$119.32	$120.75	$107.35
Investment Operations
Net Investment Income[1]	4.310	4.306	4.087	3.757	3.697
Net Realized and Unrealized Gain (Loss) on Investments	20.048	(9.802)	19.562	(1.434)	13.374
Total from Investment Operations	24.358	(5.496)	23.649	2.323	17.071
Distributions
Dividends from Net Investment Income	(4.188)	(4.244)	(3.879)	(3.753)	(3.671)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.188)	(4.244)	(3.879)	(3.753)	(3.671)
Net Asset Value, End of Period	$149.52	$129.35	$139.09	$119.32	$120.75
Total Return	19.19%	-4.08%	20.17%	2.05%	16.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,126	$4,014	$4,107	$2,809	$2,689
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.09%	3.18%	3.22%	3.25%	3.33%
Portfolio Turnover Rate[2]	6%	5%	4%	4%	4%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$64.89	$69.78	$59.86	$60.58	$53.86
Investment Operations
Net Investment Income[1]	2.166	2.163	2.038	1.883	1.863
Net Realized and Unrealized Gain (Loss) on Investments	10.055	(4.924)	9.828	(.719)	6.698
Total from Investment Operations	12.221	(2.761)	11.866	1.164	8.561
Distributions
Dividends from Net Investment Income	(2.101)	(2.129)	(1.946)	(1.884)	(1.841)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.101)	(2.129)	(1.946)	(1.884)	(1.841)
Net Asset Value, End of Period	$75.01	$64.89	$69.78	$59.86	$60.58
Total Return[2]	19.22%	-4.05%	20.19%	2.04%	16.24%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,582	$1,281	$1,266	$868	$845
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.10%	3.18%	3.22%	3.25%	3.33%
Portfolio Turnover Rate[3]	6%	5%	4%	4%	4%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Notes to Financial Statements
Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Utilities Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Utilities Index Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $215,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	6,685,806	—	—	6,685,806
Temporary Cash Investments	1	—	—	1
Total	6,685,807	—	—	6,685,807
Derivative Financial Instruments
Liabilities
Swap Contracts	—	189	—	189
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	180,247
Total Distributable Earnings (Loss)	(180,247)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of

Utilities Index Fund
unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	39,131
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(174,481)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	849,457
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	177,658	172,428
Long-Term Capital Gains	—	—
Total	177,658	172,428
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,836,350
Gross Unrealized Appreciation	1,044,367
Gross Unrealized Depreciation	(194,910)
Net Unrealized Appreciation (Depreciation)	849,457
E.	During the year ended August 31, 2021, the fund purchased $1,605,684,000 of investment securities and sold $1,070,813,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,063,422,000 and $717,121,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $171,000 and sales were $18,360,000, resulting in net realized gain (loss) of $2,252,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,157,689	8,423	1,271,911	9,330
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(718,917)	(5,175)	(1,030,181)	(7,825)
Net Increase (Decrease)—ETF Shares	438,772	3,248	241,730	1,505
Admiral Shares
Issued	472,916	6,793	569,278	8,372
Issued in Lieu of Cash Distributions	33,142	489	33,444	493
Redeemed	(413,171)	(5,940)	(478,371)	(7,268)
Net Increase (Decrease)—Admiral Shares	92,887	1,342	124,351	1,597
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund and Vanguard Utilities Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund and Vanguard Utilities Index Fund (ten of the funds constituting Vanguard World Fund, hereafter collectively referred to as the "Funds") as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2021 tax information (unaudited) for Vanguard U.S. Sector Index Funds
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The funds distributed qualified dividend income to shareholders during the fiscal year as follows:
Fund	($000)
Communication Services Index Fund	25,167
Consumer Discretionary Index Fund	38,890
Consumer Staples Index Fund	163,911
Energy Index Fund	196,797
Financials Index Fund	176,949
Health Care Index Fund	196,001
Industrials Index Fund	56,032
Information Technology Index Fund	348,921
Materials Index Fund	54,911
Utilities Index Fund	177,658
The funds distributed qualified business income to shareholders during the fiscal year as follows:
Fund	($000)
Communication Services Index Fund	—
Consumer Discretionary Index Fund	—
Consumer Staples Index Fund	—
Energy Index Fund	—
Financials Index Fund	4,841
Health Care Index Fund	—
Industrials Index Fund	—
Information Technology Index Fund	—
Materials Index Fund	—
Utilities Index Fund	—
For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:
Fund	Percentage
Communication Services Index Fund	100.0%
Consumer Discretionary Index Fund	91.9
Consumer Staples Index Fund	98.5
Energy Index Fund	92.9
Financials Index Fund	90.7
Health Care Index Fund	93.6
Industrials Index Fund	97.0
Information Technology Index Fund	100.0
Materials Index Fund	79.9
Utilities Index Fund	99.8

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, and Vanguard Utilities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund,
Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, and Vanguard Utilities Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTIONWITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the
Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.
Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. Mclsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

Connect with Vanguard® > vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964 and 7,720,749.
Vanguard Marketing Corporation, Distributor.
Q4830 102021

Annual Report  |  August 31, 2021
Vanguard Extended Duration Treasury Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Extended Duration Treasury Index Fund returned –9.40% for Institutional and Institutional Plus Shares and –8.94% for ETF Shares for the 12 months ended August 31, 2021. The fund’s benchmark index returned –9.83%.
•	Bond returns were dampened as yields rose amid unprecedented actions from policymakers and a faster-than-expected rebound of the global economy after the sharp pandemic-induced contraction in the spring of 2020.
•	The yield of the 30-year U.S. Treasury bond rose from 1.47% to 1.93% as inflation picked up. Long-term corporates outperformed both short- and long-term Treasuries.
•	Because the fund invests in zero-coupon U.S. Treasuries with maturities ranging from 20 to 30 years and the prices of such securities are very sensitive to interest rate changes, its interest rate risk is extremely high. As a result, the fund may exhibit substantial short-term volatility and is best used by long-term investors.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
Fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2021
	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Extended Duration Treasury Index Fund
ETF Shares	$1,000.00	$1,062.70	$0.26
Institutional Shares	1,000.00	1,062.80	0.31
Institutional Plus Shares	1,000.00	1,062.80	0.21
Based on Hypothetical 5% Yearly Return
Extended Duration Treasury Index Fund
ETF Shares	$1,000.00	$1,024.95	$0.26
Institutional Shares	1,000.00	1,024.90	0.31
Institutional Plus Shares	1,000.00	1,025.00	0.20
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.05% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Extended Duration Treasury Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Extended Duration Treasury Index Fund ETF Shares Net Asset Value	-8.94%	4.18%	8.17%	$21,936
Extended Duration Treasury Index Fund ETF Shares Market Price	-9.14	4.07	8.15	21,900
Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	-9.83	4.13	8.16	21,902

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Extended Duration Treasury Index Fund Institutional Shares	-9.40%	4.08%	8.14%	$10,932,150
Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	-9.83	4.13	8.16	10,951,211

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.
4

Extended Duration Treasury Index Fund
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Since Inception (8/28/2013)	Final Value of a $100,000,000 Investment
Extended Duration Treasury Index Fund Institutional Plus Shares	-9.40%	4.10%	9.34%	$204,495,050
Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	-9.83	4.13	9.45	206,099,390
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021
	One Year	Five Years	Ten Years
Extended Duration Treasury Index Fund ETF Shares Market Price	-9.14%	22.10%	119.00%
Extended Duration Treasury Index Fund ETF Shares Net Asset Value	-8.94	22.74	119.36
Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	-9.83	22.43	119.02
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
5

Extended Duration Treasury Index Fund
Distribution by Stated Maturity
As of August 31, 2021
20 - 25 Years	52.0%
25 - 30 Years	48.0
The table reflects the fund's investments, except for short-term investments.
6

Extended Duration Treasury Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (100.0%)
U.S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	11/15/41	59,798	39,817
United States Treasury Strip Coupon	0.000%	2/15/42	70,423	46,661
United States Treasury Strip Coupon	0.000%	5/15/42	54,485	35,786
United States Treasury Strip Coupon	0.000%	8/15/42	78,164	50,965
United States Treasury Strip Coupon	0.000%	11/15/42	54,820	35,552
United States Treasury Strip Coupon	0.000%	2/15/43	56,400	36,290
United States Treasury Strip Coupon	0.000%	5/15/43	78,265	50,194
United States Treasury Strip Coupon	0.000%	8/15/43	56,956	36,301
United States Treasury Strip Coupon	0.000%	11/15/43	52,238	33,134
United States Treasury Strip Coupon	0.000%	2/15/44	66,562	42,043
United States Treasury Strip Coupon	0.000%	5/15/44	48,827	30,727
United States Treasury Strip Coupon	0.000%	8/15/44	46,796	29,280
United States Treasury Strip Coupon	0.000%	11/15/44	51,860	32,263
United States Treasury Strip Coupon	0.000%	2/15/45	51,467	31,861
United States Treasury Strip Coupon	0.000%	5/15/45	57,687	35,572
United States Treasury Strip Coupon	0.000%	8/15/45	54,264	33,245
United States Treasury Strip Coupon	0.000%	11/15/45	49,927	30,475
United States Treasury Strip Coupon	0.000%	2/15/46	51,373	31,181
United States Treasury Strip Coupon	0.000%	5/15/46	53,320	32,196
United States Treasury Strip Coupon	0.000%	8/15/46	56,098	33,650
United States Treasury Strip Coupon	0.000%	11/15/46	51,435	30,744
United States Treasury Strip Coupon	0.000%	2/15/47	50,080	29,747
United States Treasury Strip Coupon	0.000%	5/15/47	50,432	29,822
United States Treasury Strip Coupon	0.000%	8/15/47	57,370	33,696
United States Treasury Strip Coupon	0.000%	11/15/47	61,678	36,072
United States Treasury Strip Coupon	0.000%	2/15/48	55,516	32,299
United States Treasury Strip Coupon	0.000%	5/15/48	50,080	28,976
United States Treasury Strip Coupon	0.000%	8/15/48	57,936	33,336
United States Treasury Strip Coupon	0.000%	11/15/48	52,460	30,107
United States Treasury Strip Coupon	0.000%	2/15/49	48,623	27,734
United States Treasury Strip Coupon	0.000%	5/15/49	53,549	30,372
United States Treasury Strip Coupon	0.000%	8/15/49	49,550	27,969
United States Treasury Strip Coupon	0.000%	11/15/49	54,272	30,676
United States Treasury Strip Coupon	0.000%	2/15/50	56,319	31,662
United States Treasury Strip Coupon	0.000%	5/15/50	54,122	30,321
United States Treasury Strip Coupon	0.000%	8/15/50	51,269	28,610
United States Treasury Strip Coupon	0.000%	11/15/50	31,994	17,794
United States Treasury Strip Coupon	0.000%	2/15/51	29,061	16,081
United States Treasury Strip Coupon	0.000%	5/15/51	3,146	1,733
7

Extended Duration Treasury Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Strip Coupon	0.000%	8/15/51	976	539
United States Treasury Strip Principal	0.000%	11/15/41	47,961	32,842
United States Treasury Strip Principal	0.000%	2/15/42	48,877	33,336
United States Treasury Strip Principal	0.000%	5/15/42	52,613	35,526
United States Treasury Strip Principal	0.000%	8/15/42	37,923	25,400
United States Treasury Strip Principal	0.000%	11/15/42	47,002	31,282
United States Treasury Strip Principal	0.000%	2/15/43	49,172	32,527
United States Treasury Strip Principal	0.000%	5/15/43	34,736	22,823
United States Treasury Strip Principal	0.000%	8/15/43	41,015	26,823
United States Treasury Strip Principal	0.000%	11/15/43	49,528	32,243
United States Treasury Strip Principal	0.000%	2/15/44	40,502	26,228
United States Treasury Strip Principal	0.000%	5/15/44	35,930	23,116
United States Treasury Strip Principal	0.000%	8/15/44	53,497	34,184
United States Treasury Strip Principal	0.000%	11/15/44	45,868	29,119
United States Treasury Strip Principal	0.000%	2/15/45	38,827	24,519
United States Treasury Strip Principal	0.000%	5/15/45	49,122	30,924
United States Treasury Strip Principal	0.000%	8/15/45	54,470	34,086
United States Treasury Strip Principal	0.000%	11/15/45	54,791	34,159
United States Treasury Strip Principal	0.000%	2/15/46	57,965	35,879
United States Treasury Strip Principal	0.000%	5/15/46	51,384	31,649
United States Treasury Strip Principal	0.000%	8/15/46	52,864	32,371
United States Treasury Strip Principal	0.000%	11/15/46	57,584	35,153
United States Treasury Strip Principal	0.000%	2/15/47	57,080	34,689
United States Treasury Strip Principal	0.000%	5/15/47	48,940	29,616
United States Treasury Strip Principal	0.000%	8/15/47	53,571	32,172
United States Treasury Strip Principal	0.000%	11/15/47	64,294	38,406
United States Treasury Strip Principal	0.000%	2/15/48	55,198	32,847
United States Treasury Strip Principal	0.000%	5/15/48	53,298	31,592
United States Treasury Strip Principal	0.000%	8/15/48	40,947	24,104
United States Treasury Strip Principal	0.000%	11/15/48	42,111	24,770
United States Treasury Strip Principal	0.000%	2/15/49	55,858	32,620
United States Treasury Strip Principal	0.000%	5/15/49	51,592	29,952
United States Treasury Strip Principal	0.000%	8/15/49	59,222	34,150
United States Treasury Strip Principal	0.000%	11/15/49	53,386	30,705
United States Treasury Strip Principal	0.000%	2/15/50	64,127	36,638
United States Treasury Strip Principal	0.000%	5/15/50	68,121	38,707
United States Treasury Strip Principal	0.000%	8/15/50	88,221	49,859
United States Treasury Strip Principal	0.000%	11/15/50	52,350	29,447
United States Treasury Strip Principal	0.000%	2/15/51	79,276	44,388
United States Treasury Strip Principal	0.000%	5/15/51	81,076	45,270
United States Treasury Strip Principal	0.000%	8/15/51	92,688	51,420
Total U.S. Government and Agency Obligations (Cost $2,502,555)				2,571,024
8

Extended Duration Treasury Index Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund (Cost $551)	0.068%	5,514	551
Total Investments (100.0%) (Cost $2,503,106)				2,571,575
Other Assets and Liabilities—Net (0.0%)				(900)
Net Assets (100%)				2,570,675
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Extended Duration Treasury Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,502,555)	2,571,024
Affiliated Issuers (Cost $551)	551
Total Investments in Securities	2,571,575
Investment in Vanguard	88
Receivables for Investment Securities Sold	71,722
Total Assets	2,643,385
Liabilities
Due to Custodian	159
Payables for Investment Securities Purchased	68,236
Payables for Capital Shares Redeemed	4,284
Payables to Vanguard	31
Total Liabilities	72,710
Net Assets	2,570,675
10

Extended Duration Treasury Index Fund
Statement of Assets and Liabilities (continued)
At August 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	2,521,257
Total Distributable Earnings (Loss)	49,418
Net Assets	2,570,675

ETF Shares—Net Assets
Applicable to 9,075,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,276,736
Net Asset Value Per Share—ETF Shares	$140.69

Institutional Shares—Net Assets
Applicable to 18,558,563 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	788,658
Net Asset Value Per Share—Institutional Shares	$42.50

Institutional Plus Shares—Net Assets
Applicable to 4,736,388 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	505,281
Net Asset Value Per Share—Institutional Plus Shares	$106.68
See accompanying Notes, which are an integral part of the Financial Statements.
11

Extended Duration Treasury Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Interest[1]	52,148
Total Income	52,148
Expenses
The Vanguard Group—Note B
Investment Advisory Services	60
Management and Administrative—ETF Shares	622
Management and Administrative—Institutional Shares	438
Management and Administrative—Institutional Plus Shares	159
Marketing and Distribution—ETF Shares	60
Marketing and Distribution—Institutional Shares	22
Marketing and Distribution—Institutional Plus Shares	5
Custodian Fees	5
Auditing Fees	32
Shareholders’ Reports—ETF Shares	64
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,468
Net Investment Income	50,680
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	193,938
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(490,660)
Net Increase (Decrease) in Net Assets Resulting from Operations	(246,042)
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $220,752,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
12

Extended Duration Treasury Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	50,680	63,819
Realized Net Gain (Loss)	193,938	405,593
Change in Unrealized Appreciation (Depreciation)	(490,660)	(49,993)
Net Increase (Decrease) in Net Assets Resulting from Operations	(246,042)	419,419
Distributions
ETF Shares	(73,445)	(39,381)
Institutional Shares	(44,948)	(26,547)
Institutional Plus Shares	(26,453)	(23,883)
Total Distributions	(144,846)	(89,811)
Capital Share Transactions
ETF Shares	(318,357)	343,500
Institutional Shares	19,832	(76,455)
Institutional Plus Shares	(128,823)	(182,509)
Net Increase (Decrease) from Capital Share Transactions	(427,348)	84,536
Total Increase (Decrease)	(818,236)	414,144
Net Assets
Beginning of Period	3,388,911	2,974,767
End of Period	2,570,675	3,388,911
See accompanying Notes, which are an integral part of the Financial Statements.
13

Extended Duration Treasury Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$163.11	$146.43	$113.39	$120.92	$139.77
Investment Operations
Net Investment Income[1]	2.795	3.146	3.347	3.353	3.383
Net Realized and Unrealized Gain (Loss) on Investments[2]	(17.061)	18.113	32.972	(7.272)	(16.377)
Total from Investment Operations	(14.266)	21.259	36.319	(3.919)	(12.994)
Distributions
Dividends from Net Investment Income	(2.820)	(3.329)	(3.279)	(3.314)	(3.402)
Distributions from Realized Capital Gains	(5.334)	(1.250)	—	(.297)	(2.454)
Total Distributions	(8.154)	(4.579)	(3.279)	(3.611)	(5.856)
Net Asset Value, End of Period	$140.69	$163.11	$146.43	$113.39	$120.92
Total Return	-8.94%	14.98%	32.92%	-3.24%	-8.86%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,277	$1,810	$1,333	$658	$623
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.93%	2.06%	2.87%	2.93%	2.90%
Portfolio Turnover Rate[3]	23%	17%	20%	18%	18%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.07, $.07, $.04, $.07, and $.16.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
14

Extended Duration Treasury Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$49.27	$44.24	$34.25	$36.52	$42.20
Investment Operations
Net Investment Income[1]	.842	.959	1.015	1.016	1.024
Net Realized and Unrealized Gain (Loss) on Investments[2]	(5.143)	5.459	9.967	(2.191)	(4.934)
Total from Investment Operations	(4.301)	6.418	10.982	(1.175)	(3.910)
Distributions
Dividends from Net Investment Income	(.857)	(1.010)	(.992)	(1.005)	(1.030)
Distributions from Realized Capital Gains	(1.612)	(.378)	—	(.090)	(.740)
Total Distributions	(2.469)	(1.388)	(.992)	(1.095)	(1.770)
Net Asset Value, End of Period	$42.50	$49.27	$44.24	$34.25	$36.52
Total Return[3]	-8.95%	14.98%	32.94%	-3.23%	-8.86%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$789	$889	$862	$787	$682
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	1.96%	2.10%	2.88%	2.94%	2.91%
Portfolio Turnover Rate[4]	23%	17%	20%	18%	18%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.02, $.02, $.01, $.02, and $.05.
3	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
15

Extended Duration Treasury Index Fund
Financial Highlights
Institutional Plus Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$123.70	$111.06	$85.99	$91.68	$105.93
Investment Operations
Net Investment Income[1]	2.140	2.432	2.564	2.568	2.588
Net Realized and Unrealized Gain (Loss) on Investments[2]	(12.941)	13.716	25.015	(5.492)	(12.375)
Total from Investment Operations	(10.801)	16.148	27.579	(2.924)	(9.787)
Distributions
Dividends from Net Investment Income	(2.173)	(2.560)	(2.509)	(2.541)	(2.603)
Distributions from Realized Capital Gains	(4.046)	(.948)	—	(.225)	(1.860)
Total Distributions	(6.219)	(3.508)	(2.509)	(2.766)	(4.463)
Net Asset Value, End of Period	$106.68	$123.70	$111.06	$85.99	$91.68
Total Return[3]	-8.95%	15.02%	32.95%	-3.20%	-8.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$505	$689	$780	$533	$367
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.04%	0.04%	0.04%
Ratio of Net Investment Income to Average Net Assets	1.96%	2.12%	2.90%	2.96%	2.93%
Portfolio Turnover Rate[4]	23%	17%	20%	18%	18%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.05, $.05, $.03, $.06, and $.12.
3	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
16

Extended Duration Treasury Index Fund
Notes to Financial Statements
Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Institutional Shares, and Institutional Plus Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds
17

Extended Duration Treasury Index Fund
effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $88,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
18

Extended Duration Treasury Index Fund
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,571,024	—	2,571,024
Temporary Cash Investments	551	—	—	551
Total	551	2,571,024	—	2,571,575
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	219,983
Total Distributable Earnings (Loss)	(219,983)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the deferral of
19

Extended Duration Treasury Index Fund
qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	8,619
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(26,472)
Net Unrealized Gains (Losses)	67,271
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	75,404	75,429
Long-Term Capital Gains	69,442	14,382
Total	144,846	89,811
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,504,304
Gross Unrealized Appreciation	185,163
Gross Unrealized Depreciation	(117,892)
Net Unrealized Appreciation (Depreciation)	67,271
E.  During the year ended August 31, 2021, the fund purchased $1,701,969,000 of investment securities and sold $2,274,924,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,085,327,000 and $1,677,010,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
20

Extended Duration Treasury Index Fund
F.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	1,362,442	9,725	1,411,503	8,875
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,680,799)	(11,750)	(1,068,003)	(6,875)
Net Increase (Decrease)—ETF Shares	(318,357)	(2,025)	343,500	2,000
Institutional Shares
Issued[1]	267,929	6,594	166,646	3,592
Issued in Lieu of Cash Distributions	44,716	998	26,362	611
Redeemed	(292,813)	(7,084)	(269,463)	(5,642)
Net Increase (Decrease)—Institutional Shares	19,832	508	(76,455)	(1,439)
Institutional Plus Shares
Issued[1]	125,438	1,272	332	—
Issued in Lieu of Cash Distributions	26,453	234	23,883	221
Redeemed	(280,714)	(2,340)	(206,724)	(1,674)
Net Increase (Decrease)—Institutional Plus Shares	(128,823)	(834)	(182,509)	(1,453)
1	Includes purchase fees for fiscal 2021 and 2020 of $1,200,000 and $1,324,000, respectively (fund totals).
G.  Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Extended Duration Treasury Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Extended Duration Treasury Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Special 2021 tax information (unaudited) for Vanguard Extended Duration Treasury
Index Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $69,442,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100.0% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 100.0% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.0%.
23

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average.
24

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
25

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Extended Duration Treasury Index Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
26

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Credit A or Better Bond Index (Index or Bloomberg Barclays Index).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Extended Duration Treasury Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Extended Duration Treasury Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Extended Duration Treasury Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Extended Duration Treasury Index Fund or the owners of the Extended Duration Treasury Index Fund.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Extended Duration Treasury Index Fund. Investors acquire the Extended Duration Treasury Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Extended Duration Treasury Index Fund. The Extended Duration Treasury Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Extended Duration Treasury Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Extended Duration Treasury Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Extended Duration Treasury Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Extended Duration Treasury Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Extended Duration Treasury Index Fund.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Extended Duration Treasury Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Extended Duration Treasury Index Fund, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE Extended Duration Treasury Index Fund.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.
© 2021 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. McIsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2021 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964 and 7,720,749.
Vanguard Marketing Corporation, Distributor.
Q12750 102021

Annual Report   |   August 31, 2021
Vanguard Mega Cap Index Funds
Vanguard Mega Cap Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Value Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Mega Cap Index Fund	4
Mega Cap Growth Index Fund	21
Mega Cap Value Index Fund	36
Trustees Approve Advisory Arrangements	54
Liquidity Risk Management	56
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2021, returns for the three Vanguard Mega Cap Index Funds (based on net asset value) ranged from 27.41% for ETF Shares of the Growth Index Fund to 33.22% for Institutional Shares of the Value Index Fund. Each fund closely tracked its target index.
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound.
•	As the 12 months under review reflect the recovery in stocks following the sharp downturn at the start of the pandemic, results were excellent.
•	Large-capitalization stocks trailed their mid- and small-cap counterparts for the period, and value stocks surpassed growth.
•	All 11 sectors for the three funds generated positive returns. Technology stocks contributed the most to the Mega Cap Index Fund and the Growth Index Fund, while financial stocks led the Value Index Fund. All three funds also benefited significantly from exposure to health care and industrials.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2021
	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,198.60	$0.39
Institutional Shares	1,000.00	1,198.70	0.33
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,231.00	$0.39
Institutional Shares	1,000.00	1,231.10	0.34
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,155.30	$0.38
Institutional Shares	1,000.00	1,155.60	0.33
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; for the Mega Cap Growth Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; and for the Mega Cap Value Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Mega Cap Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Mega Cap Index Fund ETF Shares Net Asset Value	29.94%	18.95%	16.73%	$46,973
Mega Cap Index Fund ETF Shares Market Price	29.83	18.95	16.73	46,989
Spliced Mega Cap Index	30.01	19.01	16.81	47,292
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	44,721
Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US Mega Cap Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Mega Cap Index Fund Institutional Shares	29.97%	18.97%	16.76%	$23,536,259
Spliced Mega Cap Index	30.01	19.01	16.81	23,646,020
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	22,360,680
See Financial Highlights for dividend and capital gains information.
4

Mega Cap Index Fund
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Mega Cap Index Fund ETF Shares Market Price	29.83%	138.14%	369.89%
Mega Cap Index Fund ETF Shares Net Asset Value	29.94	138.14	369.73
Spliced Mega Cap Index	30.01	138.72	372.92
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
5

Mega Cap Index Fund
Fund Allocation
As of August 31, 2021
Basic Materials	1.4%
Consumer Discretionary	15.7
Consumer Staples	5.1
Energy	2.0
Financials	10.5
Health Care	12.9
Industrials	12.3
Real Estate	1.4
Technology	33.3
Telecommunications	3.4
Utilities	2.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

Mega Cap Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Basic Materials (1.4%)
	Linde plc	70,633	22,220
	Air Products and Chemicals Inc.	30,124	8,119
	Ecolab Inc.	34,929	7,872
	Freeport-McMoRan Inc.	202,934	7,385
	Dow Inc.	103,661	6,520
	Newmont Corp.	108,960	6,318
	LyondellBasell Industries NV Class A	20,865	2,094
			60,528
Consumer Discretionary (15.7%)
*	Amazon.com Inc.	58,243	202,149
*	Tesla Inc.	104,818	77,117
	Home Depot Inc.	144,540	47,146
*	Walt Disney Co.	246,811	44,747
*	Netflix Inc.	60,270	34,305
	NIKE Inc. Class B	173,348	28,557
	Walmart Inc.	191,248	28,324
	Costco Wholesale Corp.	60,137	27,392
	McDonald's Corp.	101,436	24,087
	Lowe's Cos. Inc.	97,211	19,820
	Starbucks Corp.	160,200	18,822
	Target Corp.	67,429	16,654
*	Booking Holdings Inc.	5,521	12,696
	TJX Cos. Inc.	155,844	11,333
	Estee Lauder Cos. Inc. Class A	29,928	10,190
*	General Motors Co.	178,153	8,731
	Activision Blizzard Inc.	105,700	8,707
	Dollar General Corp.	32,501	7,245
*	Uber Technologies Inc.	180,629	7,070
*	Ford Motor Co.	541,938	7,061
	eBay Inc.	88,004	6,753
	Ross Stores Inc.	48,484	5,741
	Electronic Arts Inc.	38,935	5,654
*	O'Reilly Automotive Inc.	9,458	5,619
	Yum! Brands Inc.	40,478	5,304
*	Marriott International Inc. Class A	35,336	4,775
*	Carvana Co. Class A	11,148	3,657
	VF Corp.	45,802	3,503
*	Lululemon Athletica Inc.	8,085	3,235
*	Airbnb Inc. Class A	20,375	3,158
*	Roblox Corp. Class A	36,161	2,967
*	Las Vegas Sands Corp.	59,419	2,651
*	Hilton Worldwide Holdings Inc.	18,993	2,371
		Shares	Market Value• ($000)
*	AutoZone Inc.	1,412	2,187
*	Southwest Airlines Co.	42,421	2,112
			701,840
Consumer Staples (5.1%)
	Procter & Gamble Co.	332,617	47,361
	Coca-Cola Co.	527,615	29,710
	PepsiCo Inc.	187,600	29,339
	Philip Morris International Inc.	211,923	21,828
	CVS Health Corp.	179,059	15,469
	Altria Group Inc.	251,697	12,643
	Mondelez International Inc. Class A	190,934	11,851
	Colgate-Palmolive Co.	114,992	8,964
	Kimberly-Clark Corp.	45,897	6,325
	Sysco Corp.	70,345	5,603
*	Monster Beverage Corp.	50,340	4,912
	General Mills Inc.	82,873	4,791
	Constellation Brands Inc. Class A	22,032	4,652
	Hershey Co.	19,885	3,534
	Keurig Dr Pepper Inc.	96,387	3,438
	Kraft Heinz Co.	92,589	3,332
	Walgreens Boots Alliance Inc.	63,182	3,206
	Brown-Forman Corp. Class B	42,165	2,961
	Kroger Co.	54,368	2,503
	Archer-Daniels-Midland Co.	38,175	2,290
	McKesson Corp.	10,810	2,207
	Brown-Forman Corp. Class A	5,686	376
			227,295
Energy (2.0%)
	Exxon Mobil Corp.	545,561	29,744
	Chevron Corp.	270,224	26,149
	ConocoPhillips	194,468	10,799
	EOG Resources Inc.	84,478	5,704
	Kinder Morgan Inc.	282,431	4,595
	Schlumberger NV	131,192	3,679
	Marathon Petroleum Corp.	52,634	3,120
	Phillips 66	38,717	2,752
	Williams Cos. Inc.	94,646	2,337
			88,879
Financials (10.5%)
*	Berkshire Hathaway Inc. Class B	235,495	67,297
	JPMorgan Chase & Co.	411,176	65,768
7

Mega Cap Index Fund
		Shares	Market Value• ($000)
	Bank of America Corp.	1,048,679	43,782
	Wells Fargo & Co.	564,560	25,800
	Morgan Stanley	202,414	21,138
	Citigroup Inc.	282,446	20,311
	Goldman Sachs Group Inc.	46,064	19,048
	BlackRock Inc.	18,673	17,614
	Charles Schwab Corp.	208,811	15,212
	S&P Global Inc.	32,748	14,534
	Blackstone Inc.	93,081	11,703
	PNC Financial Services Group Inc.	57,725	11,031
	Marsh & McLennan Cos. Inc.	69,307	10,895
	Truist Financial Corp.	184,485	10,527
	U.S. Bancorp	183,074	10,507
	CME Group Inc.	48,822	9,848
	Chubb Ltd.	51,984	9,561
	Intercontinental Exchange Inc.	76,533	9,148
	Aon plc Class A	29,137	8,358
	Moody's Corp.	21,643	8,241
	Progressive Corp.	79,586	7,667
	T Rowe Price Group Inc.	30,884	6,914
	Bank of New York Mellon Corp.	108,215	5,976
	Prudential Financial Inc.	54,993	5,823
	MetLife Inc.	90,495	5,611
	Allstate Corp.	40,672	5,502
	Travelers Cos. Inc.	34,253	5,471
	Aflac Inc.	83,235	4,718
*	Coinbase Global Inc. Class A	16,664	4,316
	American International Group Inc.	61,575	3,359
	KKR & Co. Inc.	37,620	2,419
*	Berkshire Hathaway Inc. Class A	5	2,149
	Rocket Cos. Inc. Class A	21,878	380
			470,628
Health Care (12.9%)
	Johnson & Johnson	357,845	61,954
	UnitedHealth Group Inc.	128,258	53,390
	Pfizer Inc.	760,167	35,021
	Abbott Laboratories	241,244	30,486
	Eli Lilly & Co.	117,164	30,262
	Thermo Fisher Scientific Inc.	53,352	29,608
	AbbVie Inc.	239,813	28,965
	Danaher Corp.	87,102	28,235
	Merck & Co. Inc.	344,268	26,264
	Medtronic plc	183,311	24,468
	Bristol-Myers Squibb Co.	303,606	20,299
	Amgen Inc.	78,117	17,618
*	Moderna Inc.	46,429	17,489
*	Intuitive Surgical Inc.	16,070	16,931
	Zoetis Inc.	64,512	13,197
	Anthem Inc.	33,221	12,462
	Gilead Sciences Inc.	170,567	12,414
	Stryker Corp.	43,559	12,070
	Becton Dickinson and Co.	39,558	9,957
*	Edwards Lifesciences Corp.	84,570	9,910
	Cigna Corp.	46,634	9,870
	HCA Healthcare Inc.	36,706	9,286
*	Illumina Inc.	19,871	9,084
*	Regeneron Pharmaceuticals Inc.	13,443	9,052
		Shares	Market Value• ($000)
*	Boston Scientific Corp.	193,165	8,721
	Agilent Technologies Inc.	41,601	7,300
	Humana Inc.	17,514	7,100
*	Vertex Pharmaceuticals Inc.	35,190	7,048
*	Biogen Inc.	20,431	6,924
	Baxter International Inc.	68,323	5,208
	Zimmer Biomet Holdings Inc.	28,309	4,259
*	Align Technology Inc.	5,093	3,611
			578,463
Industrials (12.3%)
	Visa Inc. Class A	229,822	52,652
*	PayPal Holdings Inc.	159,682	46,094
	Mastercard Inc. Class A	120,265	41,639
	Accenture plc Class A	86,354	29,063
	Honeywell International Inc.	95,397	22,124
	Union Pacific Corp.	90,311	19,583
	United Parcel Service Inc. Class B	98,182	19,207
	Raytheon Technologies Corp.	210,063	17,805
	Caterpillar Inc.	75,104	15,837
*	Boeing Co.	71,756	15,750
	3M Co.	79,004	15,385
	Deere & Co.	38,453	14,536
*	Square Inc. Class A	53,516	14,346
	General Electric Co.	132,726	13,991
	American Express Co.	81,944	13,599
	Automatic Data Processing Inc.	57,879	12,099
	Lockheed Martin Corp.	32,428	11,668
	Fidelity National Information Services Inc.	84,317	10,773
	Capital One Financial Corp.	61,415	10,193
	CSX Corp.	308,883	10,048
	Sherwin-Williams Co.	32,521	9,876
*	Fiserv Inc.	81,572	9,608
	Eaton Corp. plc	54,227	9,130
	Illinois Tool Works Inc.	38,506	8,967
	FedEx Corp.	32,611	8,664
	Emerson Electric Co.	81,539	8,602
	Norfolk Southern Corp.	33,870	8,587
	Northrop Grumman Corp.	20,245	7,444
	Johnson Controls International plc	97,434	7,288
	General Dynamics Corp.	34,152	6,841
	Global Payments Inc.	40,166	6,533
	L3Harris Technologies Inc.	27,868	6,494
	Trane Technologies plc	32,495	6,450
	DuPont de Nemours Inc.	74,467	5,512
	Parker-Hannifin Corp.	17,406	5,164
	PPG Industries Inc.	32,283	5,151
	Paychex Inc.	44,069	5,045
	Cummins Inc.	20,634	4,869
	Stanley Black & Decker Inc.	21,968	4,246
	PACCAR Inc.	48,794	3,995
	Otis Worldwide Corp.	29,132	2,687
	Rockwell Automation Inc.	7,908	2,574
			550,119
Real Estate (1.4%)
	American Tower Corp.	61,693	18,025
	Prologis Inc.	100,577	13,544
	Crown Castle International Corp.	58,747	11,437
	Equinix Inc.	12,094	10,201

8

Mega Cap Index Fund
		Shares	Market Value• ($000)
	Public Storage	20,235	6,548
	Simon Property Group Inc.	22,687	3,050
			62,805
Technology (33.2%)
	Apple Inc.	2,154,507	327,119
	Microsoft Corp.	1,023,409	308,947
*	Facebook Inc. Class A	325,586	123,521
*	Alphabet Inc. Class A	40,996	118,640
*	Alphabet Inc. Class C	37,317	108,564
	NVIDIA Corp.	321,746	72,023
*	Adobe Inc.	64,973	43,123
*	salesforce.com Inc.	124,601	33,053
	Intel Corp.	549,068	29,683
	Broadcom Inc.	52,638	26,172
	Texas Instruments Inc.	125,600	23,978
	QUALCOMM Inc.	153,442	22,508
	Oracle Corp.	235,229	20,966
	Intuit Inc.	35,284	19,975
*	Advanced Micro Devices Inc.	165,213	18,292
*	ServiceNow Inc.	26,774	17,233
	International Business Machines Corp.	121,498	17,051
	Applied Materials Inc.	124,821	16,867
	Analog Devices Inc.	73,011	11,897
*	Snap Inc. Class A	155,162	11,809
	Lam Research Corp.	19,435	11,755
*	Micron Technology Inc.	153,511	11,314
*	Snowflake Inc. Class A	34,481	10,494
*	Autodesk Inc.	29,955	9,289
*	Twilio Inc. Class A	22,360	7,982
*	Zoom Video Communications Inc. Class A	27,248	7,888
*	Crowdstrike Holdings Inc. Class A	27,027	7,595
*	Workday Inc. Class A	25,660	7,009
	Roper Technologies Inc.	14,299	6,910
	TE Connectivity Ltd.	44,946	6,752
	Cognizant Technology Solutions Corp. Class A	71,737	5,474
	HP Inc.	171,028	5,086
	KLA Corp.	10,360	3,522
*	Dell Technologies Inc. Class C	35,856	3,495
*	Twitter Inc.	51,433	3,317
*	Palantir Technologies Inc. Class A	112,330	2,959
*	DoorDash Inc. Class A	14,319	2,741
*	Pinterest Inc. Class A	37,205	2,067
*,1	VMware Inc. Class A	10,750	1,600
*	UiPath Inc. Class A	320	20
			1,488,690
		Shares	Market Value• ($000)
Telecommunications (3.4%)
	Comcast Corp. Class A	623,415	37,829
	Cisco Systems Inc.	514,961	30,393
	Verizon Communications Inc.	534,770	29,412
	AT&T Inc.	969,512	26,584
*	Charter Communications Inc. Class A	16,636	13,586
*	T-Mobile U.S. Inc.	76,257	10,449
*	Roku Inc.	7,974	2,810
			151,063
Utilities (2.0%)
	NextEra Energy Inc.	266,154	22,354
	Duke Energy Corp.	104,585	10,946
	Southern Co.	144,061	9,469
	Waste Management Inc.	57,357	8,897
	Dominion Energy Inc.	109,635	8,534
	Exelon Corp.	132,805	6,510
	American Electric Power Co. Inc.	67,825	6,075
	Sempra Energy	41,126	5,444
	Xcel Energy Inc.	73,224	5,034
	Public Service Enterprise Group Inc.	68,774	4,397
	Republic Services Inc. Class A	28,224	3,504
			91,164
Total Common Stocks (Cost $2,505,534)			4,471,474
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[2,3]	Vanguard Market Liquidity Fund, 0.068% (Cost $2,249)	22,497	2,250
Total Investments (99.9%) (Cost $2,507,783)			4,473,724
Other Assets and Liabilities—Net (0.1%)			4,406
Net Assets (100%)			4,478,130
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,340,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $1,377,000 was received for securities on loan.

9

Mega Cap Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2021	26	5,877	131

See accompanying Notes, which are an integral part of the Financial Statements.
10

Mega Cap Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,505,534)	4,471,474
Affiliated Issuers (Cost $2,249)	2,250
Total Investments in Securities	4,473,724
Investment in Vanguard	145
Cash	6
Cash Collateral Pledged—Futures Contracts	300
Receivables for Accrued Income	5,483
Receivables for Capital Shares Issued	1
Total Assets	4,479,659
Liabilities
Payables for Investment Securities Purchased	9
Collateral for Securities on Loan	1,377
Payables for Capital Shares Redeemed	2
Payables to Vanguard	135
Variation Margin Payable—Futures Contracts	6
Total Liabilities	1,529
Net Assets	4,478,130
At August 31, 2021, net assets consisted of:

Paid-in Capital	2,553,522
Total Distributable Earnings (Loss)	1,924,608
Net Assets	4,478,130

ETF Shares—Net Assets
Applicable to 26,675,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,287,839
Net Asset Value Per Share—ETF Shares	$160.74

Institutional Shares—Net Assets
Applicable to 600,400 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	190,291
Net Asset Value Per Share—Institutional Shares	$316.94

See accompanying Notes, which are an integral part of the Financial Statements.
11

Mega Cap Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	54,844
Interest[1]	4
Securities Lending—Net	36
Total Income	54,884
Expenses
The Vanguard Group—Note B
Investment Advisory Services	557
Management and Administrative—ETF Shares	1,658
Management and Administrative—Institutional Shares	76
Marketing and Distribution—ETF Shares	122
Marketing and Distribution—Institutional Shares	4
Custodian Fees	26
Auditing Fees	40
Shareholders’ Reports—ETF Shares	93
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	2,577
Net Investment Income	52,307
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	131,115
Futures Contracts	1,581
Realized Net Gain (Loss)	132,696
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	814,065
Futures Contracts	(325)
Change in Unrealized Appreciation (Depreciation)	813,740
Net Increase (Decrease) in Net Assets Resulting from Operations	998,743
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,000, $0, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $154,067,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Mega Cap Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	52,307	46,077
Realized Net Gain (Loss)	132,696	121,553
Change in Unrealized Appreciation (Depreciation)	813,740	472,864
Net Increase (Decrease) in Net Assets Resulting from Operations	998,743	640,494
Distributions
ETF Shares	(48,029)	(41,365)
Institutional Shares	(2,599)	(2,886)
Total Distributions	(50,628)	(44,251)
Capital Share Transactions
ETF Shares	349,653	532,703
Institutional Shares	(36,024)	(5,958)
Net Increase (Decrease) from Capital Share Transactions	313,629	526,745
Total Increase (Decrease)	1,261,744	1,122,988
Net Assets
Beginning of Period	3,216,386	2,093,398
End of Period	4,478,130	3,216,386

See accompanying Notes, which are an integral part of the Financial Statements.
13

Mega Cap Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$125.47	$101.36	$100.26	$85.02	$74.19
Investment Operations
Net Investment Income[1]	1.961	1.992	2.045	1.790	1.676
Net Realized and Unrealized Gain (Loss) on Investments	35.218	24.065	1.052	15.214	10.788
Total from Investment Operations	37.179	26.057	3.097	17.004	12.464
Distributions
Dividends from Net Investment Income	(1.908)	(1.947)	(1.997)	(1.764)	(1.634)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.908)	(1.947)	(1.997)	(1.764)	(1.634)
Net Asset Value, End of Period	$160.74	$125.47	$101.36	$100.26	$85.02
Total Return	29.94%	26.14%	3.26%	20.25%	17.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,288	$3,036	$1,944	$1,542	$1,233
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.41%	1.85%	2.10%	1.93%	2.12%
Portfolio Turnover Rate[2]	5%	4%	4%	4%	6%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Mega Cap Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$247.38	$199.84	$197.68	$167.62	$146.25
Investment Operations
Net Investment Income[1]	3.882	3.943	4.053	3.513	3.362
Net Realized and Unrealized Gain (Loss) on Investments	69.463	47.454	2.062	30.038	21.220
Total from Investment Operations	73.345	51.397	6.115	33.551	24.582
Distributions
Dividends from Net Investment Income	(3.785)	(3.857)	(3.955)	(3.491)	(3.212)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.785)	(3.857)	(3.955)	(3.491)	(3.212)
Net Asset Value, End of Period	$316.94	$247.38	$199.84	$197.68	$167.62
Total Return	29.97%	26.19%	3.25%	20.26%	17.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$190	$180	$150	$122	$132
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	1.42%	1.86%	2.11%	1.94%	2.13%
Portfolio Turnover Rate[2]	5%	4%	4%	4%	6%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Mega Cap Index Fund
Notes to Financial Statements
Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
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Mega Cap Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
17

Mega Cap Index Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $145,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2021, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
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Mega Cap Index Fund
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	154,071
Total Distributable Earnings (Loss)	(154,071)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	11,102
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(52,352)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,965,858
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	50,628	44,251
Long-Term Capital Gains	—	—
Total	50,628	44,251
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,507,866
Gross Unrealized Appreciation	2,016,574
Gross Unrealized Depreciation	(50,716)
Net Unrealized Appreciation (Depreciation)	1,965,858
19

Mega Cap Index Fund
E.	During the year ended August 31, 2021, the fund purchased $722,000,000 of investment securities and sold $401,695,000 of investment securities, other than temporary cash investments. Purchases and sales include $552,923,000 and $235,014,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $76,903,000 and sales were $53,501,000, resulting in net realized gain (loss) of ($9,146,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	598,960	4,325	767,900	7,475
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(249,307)	(1,850)	(235,197)	(2,450)
Net Increase (Decrease)—ETF Shares	349,653	2,475	532,703	5,025
Institutional Shares
Issued	8,330	31	14,779	73
Issued in Lieu of Cash Distributions	1,860	7	1,311	7
Redeemed	(46,214)	(166)	(22,048)	(102)
Net Increase (Decrease)—Institutional Shares	(36,024)	(128)	(5,958)	(22)
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
20

Mega Cap Growth Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Mega Cap Growth Index Fund ETF Shares Net Asset Value	27.41%	24.59%	19.63%	$60,057
Mega Cap Growth Index Fund ETF Shares Market Price	27.32	24.58	19.63	60,027
Spliced Mega Cap Growth Index	27.49	24.66	19.73	60,516
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	44,721
Spliced Mega Cap Growth Index: MSCI US Large Cap Growth Index through April 16, 2013; CRSP US Mega Cap Growth Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Mega Cap Growth Index Fund Institutional Shares	27.43%	24.60%	19.65%	$30,064,937
Spliced Mega Cap Growth Index	27.49	24.66	19.73	30,257,871
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	22,360,680
See Financial Highlights for dividend and capital gains information.
21

Mega Cap Growth Index Fund
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Mega Cap Growth Index Fund ETF Shares Market Price	27.32%	200.12%	500.27%
Mega Cap Growth Index Fund ETF Shares Net Asset Value	27.41	200.15	500.57
Spliced Mega Cap Growth Index	27.49	201.00	505.16
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
22

Mega Cap Growth Index Fund
Fund Allocation
As of August 31, 2021
Basic Materials	1.7%
Consumer Discretionary	24.0
Consumer Staples	0.8
Financials	1.5
Health Care	6.4
Industrials	11.3
Real Estate	1.8
Technology	51.9
Telecommunications	0.6
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
23

Mega Cap Growth Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Basic Materials (1.7%)
	Linde plc	346,255	108,928
	Ecolab Inc.	171,441	38,636
	Freeport-McMoRan Inc.	974,615	35,466
	Newmont Corp.	532,794	30,897
			213,927
Consumer Discretionary (23.9%)
*	Amazon.com Inc.	285,387	990,518
*	Tesla Inc.	513,144	377,530
	Home Depot Inc.	708,086	230,964
*	Walt Disney Co.	1,208,260	219,058
*	Netflix Inc.	295,271	168,065
	NIKE Inc. Class B	848,927	139,852
	Costco Wholesale Corp.	294,729	134,246
	McDonald's Corp.	496,876	117,988
	Lowe's Cos. Inc.	476,096	97,071
	Starbucks Corp.	784,570	92,179
*	Booking Holdings Inc.	27,298	62,777
	TJX Cos. Inc.	762,876	55,476
	Estee Lauder Cos. Inc. Class A	146,715	49,955
	Activision Blizzard Inc.	517,395	42,618
	Dollar General Corp.	159,399	35,532
*	Uber Technologies Inc.	872,074	34,133
	Ross Stores Inc.	237,458	28,115
	Electronic Arts Inc.	190,517	27,665
*	O'Reilly Automotive Inc.	46,460	27,601
	Yum! Brands Inc.	198,312	25,985
*	Carvana Co. Class A	53,829	17,659
*	Lululemon Athletica Inc.	39,519	15,814
*	Airbnb Inc. Class A	96,318	14,928
*	Roblox Corp. Class A	171,734	14,091
*	Marriott International Inc. Class A	86,503	11,690
*	Hilton Worldwide Holdings Inc.	92,732	11,579
*	AutoZone Inc.	7,415	11,487
	Sirius XM Holdings Inc.	653	4
			3,054,580
Consumer Staples (0.8%)
	Colgate-Palmolive Co.	563,246	43,905
*	Monster Beverage Corp.	246,328	24,034
	Hershey Co.	97,483	17,323
	Brown-Forman Corp. Class B	207,411	14,564
		Shares	Market Value• ($000)
	Brown-Forman Corp. Class A	26,749	1,771
			101,597
Financials (1.5%)
	S&P Global Inc.	160,349	71,166
	Aon plc Class A	142,785	40,959
	Moody's Corp.	105,972	40,351
	Intercontinental Exchange Inc.	187,826	22,451
*	Coinbase Global Inc. Class A	80,207	20,774
			195,701
Health Care (6.4%)
	Thermo Fisher Scientific Inc.	261,686	145,223
*	Moderna Inc.	227,188	85,579
*	Intuitive Surgical Inc.	78,826	83,048
	Danaher Corp.	213,713	69,277
	Zoetis Inc.	316,088	64,659
	Stryker Corp.	213,299	59,105
*	Edwards Lifesciences Corp.	413,941	48,506
*	Regeneron Pharmaceuticals Inc.	66,208	44,584
*	Illumina Inc.	97,221	44,446
*	Boston Scientific Corp.	946,090	42,716
	Agilent Technologies Inc.	203,730	35,748
*	Vertex Pharmaceuticals Inc.	172,307	34,511
	Becton Dickinson and Co.	97,033	24,423
*	Align Technology Inc.	25,015	17,736
	Baxter International Inc.	167,393	12,759
	Bristol-Myers Squibb Co.	1,766	118
			812,438
Industrials (11.3%)
	Visa Inc. Class A	1,126,496	258,080
*	PayPal Holdings Inc.	782,189	225,787
	Mastercard Inc. Class A	589,064	203,952
	Accenture plc Class A	423,323	142,474
*	Boeing Co.	389,395	85,472
*	Square Inc. Class A	260,981	69,961
	Automatic Data Processing Inc.	283,299	59,221
	Fidelity National Information Services Inc.	412,934	52,760
	Sherwin-Williams Co.	159,379	48,399
	Union Pacific Corp.	221,173	47,959
24

Mega Cap Growth Index Fund
		Shares	Market Value• ($000)
	United Parcel Service Inc. Class B	240,871	47,122
*	Fiserv Inc.	399,468	47,053
	General Electric Co.	365,326	38,509
	Global Payments Inc.	196,562	31,969
	Lockheed Martin Corp.	78,614	28,285
	Paychex Inc.	215,900	24,714
	L3Harris Technologies Inc.	68,395	15,937
	Rockwell Automation Inc.	38,688	12,591
			1,440,245
Real Estate (1.8%)
	American Tower Corp.	302,326	88,331
	Crown Castle International Corp.	287,787	56,029
	Equinix Inc.	59,633	50,298
	Public Storage	98,972	32,028
			226,686
Technology (51.7%)
	Apple Inc.	10,554,926	1,602,554
	Microsoft Corp.	5,015,063	1,513,947
*	Facebook Inc. Class A	1,595,457	605,284
*	Alphabet Inc. Class A	200,179	579,308
*	Alphabet Inc. Class C	183,235	533,075
	NVIDIA Corp.	1,576,327	352,861
*	Adobe Inc.	318,213	211,198
*	salesforce.com Inc.	610,486	161,944
	Texas Instruments Inc.	614,923	117,395
	Intuit Inc.	172,852	97,853
*	Advanced Micro Devices Inc.	809,007	89,573
*	ServiceNow Inc.	131,481	84,626
	Applied Materials Inc.	611,044	82,570
	Broadcom Inc.	129,514	64,396
*	Snap Inc. Class A	759,965	57,841
	Lam Research Corp.	94,899	57,397
*	Snowflake Inc. Class A	167,272	50,909
*	Autodesk Inc.	146,556	45,446
*	Zoom Video Communications Inc. Class A	133,681	38,701
*	Twilio Inc. Class A	108,096	38,586
*	Crowdstrike Holdings Inc. Class A	132,458	37,221
		Shares	Market Value• ($000)
*	Workday Inc. Class A	125,810	34,366
	Roper Technologies Inc.	70,091	33,874
*	Micron Technology Inc.	373,327	27,514
	KLA Corp.	51,080	17,365
*	Twitter Inc.	252,407	16,280
*	Palantir Technologies Inc. Class A	539,811	14,219
*	DoorDash Inc. Class A	68,519	13,115
*	Pinterest Inc. Class A	182,508	10,142
*,1	VMware Inc. Class A	52,156	7,764
	Analog Devices Inc.	292	48
*	UiPath Inc. Class A	760	48
			6,597,420
Telecommunications (0.6%)
*	Charter Communications Inc. Class A	81,711	66,730
*	Roku Inc.	38,426	13,541
			80,271
Total Common Stocks (Cost $7,285,888)			12,722,865
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity Fund, 0.068% (Cost $33,411)	334,115	33,411
Total Investments (100.0%) (Cost $7,319,299)			12,756,276
Other Assets and Liabilities— Net (0.0%)			4,201
Net Assets (100%)			12,760,477
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,235,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $7,436,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2021	106	33,035	1,375
E-mini S&P 500 Index	September 2021	20	4,520	153
				1,528

See accompanying Notes, which are an integral part of the Financial Statements.
25

Mega Cap Growth Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $7,285,888)	12,722,865
Affiliated Issuers (Cost $33,411)	33,411
Total Investments in Securities	12,756,276
Investment in Vanguard	410
Cash	48
Cash Collateral Pledged—Futures Contracts	1,730
Receivables for Accrued Income	6,141
Receivables for Capital Shares Issued	3,802
Total Assets	12,768,407
Liabilities
Payables for Investment Securities Purchased	50
Collateral for Securities on Loan	7,436
Payables for Capital Shares Redeemed	30
Payables to Vanguard	383
Variation Margin Payable—Futures Contracts	31
Total Liabilities	7,930
Net Assets	12,760,477
At August 31, 2021, net assets consisted of:

Paid-in Capital	7,532,441
Total Distributable Earnings (Loss)	5,228,036
Net Assets	12,760,477

ETF Shares—Net Assets
Applicable to 51,164,192 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,714,331
Net Asset Value Per Share—ETF Shares	$248.50

Institutional Shares—Net Assets
Applicable to 93,487 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	46,146
Net Asset Value Per Share—Institutional Shares	$493.61

See accompanying Notes, which are an integral part of the Financial Statements.
26

Mega Cap Growth Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	67,815
Interest[1]	6
Securities Lending—Net	45
Total Income	67,866
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,566
Management and Administrative—ETF Shares	5,066
Management and Administrative—Institutional Shares	21
Marketing and Distribution—ETF Shares	382
Marketing and Distribution—Institutional Shares	1
Custodian Fees	1
Auditing Fees	30
Shareholders’ Reports—ETF Shares	218
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	4
Total Expenses	7,289
Net Investment Income	60,577
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	1,326,673
Futures Contracts	2,402
Realized Net Gain (Loss)	1,329,075
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,199,591
Futures Contracts	1,507
Change in Unrealized Appreciation (Depreciation)	1,201,098
Net Increase (Decrease) in Net Assets Resulting from Operations	2,590,750
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,000, less than ($1,000), and less than ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $1,352,226,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
27

Mega Cap Growth Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	60,577	55,154
Realized Net Gain (Loss)	1,329,075	263,771
Change in Unrealized Appreciation (Depreciation)	1,201,098	2,767,434
Net Increase (Decrease) in Net Assets Resulting from Operations	2,590,750	3,086,359
Distributions
ETF Shares	(61,584)	(51,457)
Institutional Shares	(342)	(515)
Total Distributions	(61,926)	(51,972)
Capital Share Transactions
ETF Shares	2,252	2,801,123
Institutional Shares	(44,428)	6,716
Net Increase (Decrease) from Capital Share Transactions	(42,176)	2,807,839
Total Increase (Decrease)	2,486,648	5,842,226
Net Assets
Beginning of Period	10,273,829	4,431,603
End of Period	12,760,477	10,273,829

See accompanying Notes, which are an integral part of the Financial Statements.
28

Mega Cap Growth Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$196.25	$132.22	$127.79	$104.09	$87.15
Investment Operations
Net Investment Income[1]	1.220	1.358	1.588	1.485	1.351
Net Realized and Unrealized Gain (Loss) on Investments	52.279	64.007	3.860	23.677	16.920
Total from Investment Operations	53.499	65.365	5.448	25.162	18.271
Distributions
Dividends from Net Investment Income	(1.249)	(1.335)	(1.018)	(1.462)	(1.331)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.249)	(1.335)	(1.018)	(1.462)	(1.331)
Net Asset Value, End of Period	$248.50	$196.25	$132.22	$127.79	$104.09
Total Return	27.41%	49.84%	4.32%	24.38%	21.17%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,714	$10,193	$4,388	$4,152	$3,135
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	0.58%	0.90%	1.30%	1.29%	1.43%
Portfolio Turnover Rate[2]	8%	6%	14%	9%	8%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
29

Mega Cap Growth Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$389.78	$262.63	$253.80	$206.74	$173.07
Investment Operations
Net Investment Income[1]	2.498	2.707	3.184	2.963	2.699
Net Realized and Unrealized Gain (Loss) on Investments	103.822	127.126	7.684	47.023	33.622
Total from Investment Operations	106.320	129.833	10.868	49.986	36.321
Distributions
Dividends from Net Investment Income	(2.489)	(2.683)	(2.038)	(2.926)	(2.651)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.489)	(2.683)	(2.038)	(2.926)	(2.651)
Net Asset Value, End of Period	$493.61	$389.78	$262.63	$253.80	$206.74
Total Return	27.43%	49.87%	4.34%	24.39%	21.20%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$46	$81	$43	$43	$35
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	0.62%	0.91%	1.31%	1.30%	1.44%
Portfolio Turnover Rate[2]	8%	6%	14%	9%	8%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
30

Mega Cap Growth Index Fund
Notes to Financial Statements
Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
31

Mega Cap Growth Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
32

Mega Cap Growth Index Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $410,000, representing less than 0.01% of the fund’s net assets and 0.16% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2021, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
33

Mega Cap Growth Index Fund
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,352,246
Total Distributable Earnings (Loss)	(1,352,246)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	11,284
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(220,110)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	5,436,862
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	61,926	51,972
Long-Term Capital Gains	—	—
Total	61,926	51,972
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,319,414
Gross Unrealized Appreciation	5,499,931
Gross Unrealized Depreciation	(63,069)
Net Unrealized Appreciation (Depreciation)	5,436,862
34

Mega Cap Growth Index Fund
E.	During the year ended August 31, 2021, the fund purchased $2,994,853,000 of investment securities and sold $3,068,961,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,156,587,000 and $2,267,357,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $410,639,000 and sales were $237,445,000, resulting in net realized gain (loss) of ($10,509,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	2,269,215	10,750	3,379,154	22,750
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,266,963)	(11,525)	(578,031)	(4,000)
Net Increase (Decrease)—ETF Shares	2,252	(775)	2,801,123	18,750
Institutional Shares
Issued	13,626	29	41,327	157
Issued in Lieu of Cash Distributions	341	1	515	2
Redeemed	(58,395)	(145)	(35,126)	(116)
Net Increase (Decrease)—Institutional Shares	(44,428)	(115)	6,716	43
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
35

Mega Cap Value Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Mega Cap Value Index Fund ETF Shares Net Asset Value	33.17%	13.03%	13.68%	$36,049
Mega Cap Value Index Fund ETF Shares Market Price	33.09	13.03	13.68	36,051
Spliced Mega Cap Value Index	33.27	13.08	13.76	36,286
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	44,721
Spliced Mega Cap Value Index: MSCI US Large Cap Value Index through April 16, 2013; CRSP US Mega Cap Value Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Mega Cap Value Index Fund Institutional Shares	33.22%	13.05%	13.71%	$18,068,437
Spliced Mega Cap Value Index	33.27	13.08	13.76	18,142,969
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	22,360,680
See Financial Highlights for dividend and capital gains information.
36

Mega Cap Value Index Fund
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Mega Cap Value Index Fund ETF Shares Market Price	33.09%	84.45%	260.51%
Mega Cap Value Index Fund ETF Shares Net Asset Value	33.17	84.49	260.49
Spliced Mega Cap Value Index	33.27	84.93	262.86
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
37

Mega Cap Value Index Fund
Fund Allocation
As of August 31, 2021
Basic Materials	0.9%
Consumer Discretionary	4.1
Consumer Staples	11.1
Energy	4.7
Financials	22.9
Health Care	22.0
Industrials	13.7
Real Estate	0.9
Technology	7.6
Telecommunications	7.2
Utilities	4.9
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
38

Mega Cap Value Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (0.9%)
	Air Products and Chemicals Inc.	75,570	20,367
	Dow Inc.	254,383	16,001
	LyondellBasell Industries NV Class A	45,609	4,577
			40,945
Consumer Discretionary (4.1%)
	Walmart Inc.	479,789	71,057
	Target Corp.	169,248	41,801
*	General Motors Co.	445,580	21,838
*	Ford Motor Co.	1,336,009	17,408
	eBay Inc.	220,451	16,917
	VF Corp.	113,496	8,679
*	Las Vegas Sands Corp.	143,154	6,386
*	Marriott International Inc. Class A	44,496	6,013
*	Southwest Airlines Co.	100,757	5,016
			195,115
Consumer Staples (11.0%)
	Procter & Gamble Co.	835,030	118,900
	Coca-Cola Co.	1,323,582	74,531
	PepsiCo Inc.	471,234	73,696
	Philip Morris International Inc.	531,575	54,752
	CVS Health Corp.	449,057	38,794
	Altria Group Inc.	631,369	31,714
	Mondelez International Inc. Class A	479,134	29,740
	Kimberly-Clark Corp.	115,185	15,874
	Sysco Corp.	165,606	13,190
	Walgreens Boots Alliance Inc.	250,460	12,711
	General Mills Inc.	207,771	12,011
	Constellation Brands Inc. Class A	55,074	11,628
	Keurig Dr Pepper Inc.	241,484	8,614
	Kraft Heinz Co.	229,239	8,250
	Archer-Daniels-Midland Co.	95,202	5,712
	McKesson Corp.	26,932	5,498
	Kroger Co.	116,007	5,340
			520,955
Energy (4.7%)
	Exxon Mobil Corp.	1,443,969	78,725
	Chevron Corp.	659,207	63,791
	ConocoPhillips	460,380	25,565
	EOG Resources Inc.	199,164	13,447
		Shares	Market Value• ($000)
	Schlumberger NV	477,064	13,377
	Kinder Morgan Inc.	655,908	10,672
	Marathon Petroleum Corp.	111,181	6,590
	Phillips 66	74,566	5,301
	Williams Cos. Inc.	206,908	5,109
			222,577
Financials (22.9%)
*	Berkshire Hathaway Inc. Class B	608,239	173,816
	JPMorgan Chase & Co.	1,032,396	165,132
	Bank of America Corp.	2,630,366	109,818
	Wells Fargo & Co.	1,409,801	64,428
	Morgan Stanley	507,745	53,024
	Citigroup Inc.	705,065	50,701
	Goldman Sachs Group Inc.	115,900	47,926
	BlackRock Inc.	46,823	44,168
	Charles Schwab Corp.	523,953	38,170
	Blackstone Inc.	233,399	29,345
	PNC Financial Services Group Inc.	144,921	27,694
	Marsh & McLennan Cos. Inc.	173,841	27,328
	U.S. Bancorp	457,336	26,246
	Truist Financial Corp.	458,794	26,179
	CME Group Inc.	122,480	24,707
	Chubb Ltd.	130,535	24,008
	Progressive Corp.	199,406	19,211
	T Rowe Price Group Inc.	77,259	17,296
	Bank of New York Mellon Corp.	268,477	14,825
	Prudential Financial Inc.	134,464	14,237
	MetLife Inc.	224,470	13,917
	Allstate Corp.	102,004	13,799
	Travelers Cos. Inc.	85,679	13,684
	Aflac Inc.	208,435	11,814
	Intercontinental Exchange Inc.	96,119	11,489
	American International Group Inc.	146,160	7,974
	KKR & Co. Inc.	94,410	6,070
	Rocket Cos. Inc. Class A	46,560	808
*	Berkshire Hathaway Inc. Class A	1	430
			1,078,244
Health Care (22.0%)
	Johnson & Johnson	898,098	155,488
	UnitedHealth Group Inc.	321,879	133,989
	Pfizer Inc.	1,909,175	87,956
	Abbott Laboratories	606,067	76,589
39

Mega Cap Value Index Fund
		Shares	Market Value• ($000)
	Eli Lilly & Co.	294,361	76,030
	AbbVie Inc.	602,404	72,758
	Merck & Co. Inc.	863,657	65,888
	Medtronic plc	459,749	61,367
	Bristol-Myers Squibb Co.	761,552	50,917
	Amgen Inc.	195,943	44,191
	Danaher Corp.	109,482	35,490
	Anthem Inc.	83,530	31,335
	Gilead Sciences Inc.	427,790	31,134
	Cigna Corp.	117,078	24,780
	HCA Healthcare Inc.	91,849	23,236
	Humana Inc.	44,018	17,846
*	Biogen Inc.	51,322	17,393
	Becton Dickinson and Co.	49,585	12,480
	Zimmer Biomet Holdings Inc.	71,039	10,688
	Baxter International Inc.	85,707	6,533
			1,036,088
Industrials (13.7%)
	Honeywell International Inc.	236,888	54,937
	Raytheon Technologies Corp.	516,638	43,790
	Caterpillar Inc.	186,876	39,407
	3M Co.	197,723	38,505
	Deere & Co.	96,200	36,366
	American Express Co.	205,476	34,101
	Capital One Financial Corp.	154,141	25,583
	CSX Corp.	775,311	25,221
	Union Pacific Corp.	113,270	24,561
	United Parcel Service Inc. Class B	123,309	24,123
	Eaton Corp. plc	136,015	22,899
	Illinois Tool Works Inc.	97,061	22,602
	FedEx Corp.	81,521	21,659
	Norfolk Southern Corp.	85,257	21,616
	Emerson Electric Co.	204,334	21,557
	General Electric Co.	186,955	19,707
	Johnson Controls International plc	244,151	18,263
	Northrop Grumman Corp.	49,421	18,172
	General Dynamics Corp.	81,865	16,398
	Trane Technologies plc	81,618	16,201
	Lockheed Martin Corp.	40,267	14,488
	DuPont de Nemours Inc.	181,249	13,416
	Parker-Hannifin Corp.	44,125	13,091
	PPG Industries Inc.	80,820	12,895
	Cummins Inc.	49,791	11,750
	Stanley Black & Decker Inc.	55,039	10,637
	PACCAR Inc.	118,324	9,687
	L3Harris Technologies Inc.	35,036	8,164
	Otis Worldwide Corp.	73,131	6,744
			646,540
Real Estate (0.9%)
	Prologis Inc.	252,357	33,982
	Simon Property Group Inc.	56,004	7,530
			41,512
Technology (7.5%)
	Intel Corp.	1,377,182	74,450
	QUALCOMM Inc.	384,717	56,434
		Shares	Market Value• ($000)
	Oracle Corp.	590,113	52,597
	International Business Machines Corp.	304,819	42,778
	Broadcom Inc.	66,143	32,887
	Analog Devices Inc.	182,900	29,804
	TE Connectivity Ltd.	112,651	16,922
*	Micron Technology Inc.	190,995	14,076
	Cognizant Technology Solutions Corp. Class A	179,797	13,720
	HP Inc.	424,868	12,636
*	Dell Technologies Inc. Class C	89,900	8,762
*	UiPath Inc. Class A	408	26
			355,092
Telecommunications (7.2%)
	Comcast Corp. Class A	1,563,799	94,891
	Cisco Systems Inc.	1,293,519	76,344
	Verizon Communications Inc.	1,341,347	73,774
	AT&T Inc.	2,435,369	66,778
*	T-Mobile U.S. Inc.	191,428	26,229
			338,016
Utilities (4.9%)
	NextEra Energy Inc.	668,995	56,189
	Duke Energy Corp.	262,394	27,462
	Southern Co.	361,442	23,758
	Waste Management Inc.	143,808	22,306
	Dominion Energy Inc.	275,348	21,433
	Exelon Corp.	332,838	16,316
	American Electric Power Co. Inc.	170,253	15,250
	Sempra Energy	103,350	13,679
	Xcel Energy Inc.	183,309	12,602
	Public Service Enterprise Group Inc.	172,215	11,011
	Republic Services Inc. Class A	70,697	8,776
			228,782
Total Common Stocks (Cost $3,424,427)			4,703,866
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $1,690)	16,897	1,690
Total Investments (99.8%) (Cost $3,426,117)			4,705,556
Other Assets and Liabilities—Net (0.2%)			9,179
Net Assets (100%)			4,714,735
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

40

Mega Cap Value Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2021	48	10,849	207

See accompanying Notes, which are an integral part of the Financial Statements.
41

Mega Cap Value Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,424,427)	4,703,866
Affiliated Issuers (Cost $1,690)	1,690
Total Investments in Securities	4,705,556
Investment in Vanguard	154
Cash Collateral Pledged—Futures Contracts	480
Receivables for Accrued Income	10,707
Receivables for Capital Shares Issued	43
Total Assets	4,716,940
Liabilities
Payables for Investment Securities Purchased	2,029
Payables for Capital Shares Redeemed	22
Payables to Vanguard	144
Variation Margin Payable—Futures Contracts	10
Total Liabilities	2,205
Net Assets	4,714,735
At August 31, 2021, net assets consisted of:

Paid-in Capital	3,518,519
Total Distributable Earnings (Loss)	1,196,216
Net Assets	4,714,735

ETF Shares—Net Assets
Applicable to 44,685,539 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,586,603
Net Asset Value Per Share—ETF Shares	$102.64

Institutional Shares—Net Assets
Applicable to 629,530 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	128,132
Net Asset Value Per Share—Institutional Shares	$203.54

See accompanying Notes, which are an integral part of the Financial Statements.
42

Mega Cap Value Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	100,564
Interest[1]	2
Securities Lending—Net	61
Total Income	100,627
Expenses
The Vanguard Group—Note B
Investment Advisory Services	593
Management and Administrative—ETF Shares	1,826
Management and Administrative—Institutional Shares	51
Marketing and Distribution—ETF Shares	140
Marketing and Distribution—Institutional Shares	3
Custodian Fees	10
Auditing Fees	40
Shareholders’ Reports—ETF Shares	88
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	2,753
Net Investment Income	97,874
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	125,514
Futures Contracts	1,299
Realized Net Gain (Loss)	126,813
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	878,741
Futures Contracts	(17)
Change in Unrealized Appreciation (Depreciation)	878,724
Net Increase (Decrease) in Net Assets Resulting from Operations	1,103,411
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,000, less than ($1000), and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $165,982,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
43

Mega Cap Value Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	97,874	80,365
Realized Net Gain (Loss)	126,813	21,714
Change in Unrealized Appreciation (Depreciation)	878,724	18,262
Net Increase (Decrease) in Net Assets Resulting from Operations	1,103,411	120,341
Distributions
ETF Shares	(89,173)	(74,008)
Institutional Shares	(3,020)	(3,648)
Total Distributions	(92,193)	(77,656)
Capital Share Transactions
ETF Shares	592,269	526,191
Institutional Shares	(22,744)	(17,219)
Net Increase (Decrease) from Capital Share Transactions	569,525	508,972
Total Increase (Decrease)	1,580,743	551,657
Net Assets
Beginning of Period	3,133,992	2,582,335
End of Period	4,714,735	3,133,992

See accompanying Notes, which are an integral part of the Financial Statements.
44

Mega Cap Value Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$78.96	$78.94	$79.89	$70.19	$63.52
Investment Operations
Net Investment Income[1]	2.271	2.271	2.261	1.893	1.843
Net Realized and Unrealized Gain (Loss) on Investments	23.557	(.044)	(1.027)	9.668	6.557
Total from Investment Operations	25.828	2.227	1.234	11.561	8.400
Distributions
Dividends from Net Investment Income	(2.148)	(2.207)	(2.184)	(1.861)	(1.730)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.148)	(2.207)	(2.184)	(1.861)	(1.730)
Net Asset Value, End of Period	$102.64	$78.96	$78.94	$79.89	$70.19
Total Return	33.17%	2.94%	1.69%	16.71%	13.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,587	$3,017	$2,448	$2,120	$1,717
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.47%	2.90%	2.90%	2.50%	2.73%
Portfolio Turnover Rate[2]	11%	9%	10%	8%	8%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
45

Mega Cap Value Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$156.56	$156.53	$158.41	$139.18	$125.94
Investment Operations
Net Investment Income[1]	4.492	4.522	4.467	3.743	3.596
Net Realized and Unrealized Gain (Loss) on Investments	46.761	(.102)	(2.002)	19.188	13.077
Total from Investment Operations	51.253	4.420	2.465	22.931	16.673
Distributions
Dividends from Net Investment Income	(4.274)	(4.390)	(4.345)	(3.701)	(3.433)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.274)	(4.390)	(4.345)	(3.701)	(3.433)
Net Asset Value, End of Period	$203.54	$156.56	$156.53	$158.41	$139.18
Total Return	33.22%	3.00%	1.68%	16.71%	13.41%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$128	$117	$134	$131	$125
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	2.49%	2.89%	2.91%	2.51%	2.74%
Portfolio Turnover Rate[2]	11%	9%	10%	8%	8%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
46

Mega Cap Value Index Fund
Notes to Financial Statements
Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
47

Mega Cap Value Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
48

Mega Cap Value Index Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $154,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2021, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
49

Mega Cap Value Index Fund
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	165,979
Total Distributable Earnings (Loss)	(165,979)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	22,126
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(104,115)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,278,205
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	92,193	77,656
Long-Term Capital Gains	—	—
Total	92,193	77,656
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,427,351
Gross Unrealized Appreciation	1,356,596
Gross Unrealized Depreciation	(78,391)
Net Unrealized Appreciation (Depreciation)	1,278,205
50

Mega Cap Value Index Fund
E.	During the year ended August 31, 2021, the fund purchased $1,396,298,000 of investment securities and sold $824,326,000 of investment securities, other than temporary cash investments. Purchases and sales include $915,418,000 and $404,209,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $217,701,000 and sales were $178,751,000, resulting in net realized gain (loss) of ($17,316,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	985,809	10,826	673,200	9,075
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(393,540)	(4,350)	(147,009)	(1,875)
Net Increase (Decrease)—ETF Shares	592,269	6,476	526,191	7,200
Institutional Shares
Issued	9,063	52	7,676	51
Issued in Lieu of Cash Distributions	1,668	10	2,292	15
Redeemed	(33,475)	(180)	(27,187)	(177)
Net Increase (Decrease)—Institutional Shares	(22,744)	(118)	(17,219)	(111)
At August 31, 2021, one shareholder was the record or beneficial owner of 28% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund (three of the funds constituting Vanguard World Fund, hereafter collectively referred to as the "Funds") as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2021 tax information (unaudited) for Vanguard Mega Cap Index Funds
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The funds distributed qualified dividend income to shareholders during the fiscal year as follows:
Fund	($000)
Mega Cap Index Fund	50,628
Mega Cap Growth Index Fund	61,926
Mega Cap Value Index Fund	92,193
For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:
Fund	Percentage
Mega Cap Index Fund	97.6%
Mega Cap Growth Index Fund	99.1
Mega Cap Value Index Fund	97.2
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Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund, and Vanguard Mega Cap Value Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
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Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund, and Vanguard Mega Cap Value Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.
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The CRSP US Mega Cap Index, CRSP US Mega Cap Growth Index, and CRSP US Mega Cap Value Index (the “Indexes”) are products of the Center for Research in Security Prices (“CRSP”) at the Booth School of Business of the University of Chicago (“University”), and have been licensed for use by Vanguard. CRSP® is a trademark of the University and has been licensed by the University for use for certain purposes by Vanguard. Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund are not sponsored, endorsed, sold or promoted by the University. The University makes no representation or warranty, express or implied, to the owners of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund particularly or the ability of the Indexes to track general market performance. The Indexes are determined, composed and calculated without regard to Vanguard or Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund. The University has no obligation to take the needs of Vanguard or the owners of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund into consideration in determining, composing or calculating the Index. The University is not responsible for and has not participated in the determination of the prices, and amount of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund or the timing of the issuance or sale of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund or in the determination or calculation of the equation by which Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund are to be converted into cash, surrendered or redeemed, as the case may be. The University has no obligation or liability in connection with the administration, marketing or trading of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. The University is not an investment advisor. Inclusion of a security within an index is not a recommendation by the University to buy, sell, or hold such security, nor is it considered to be investment advice.
THE UNIVERSITY DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. THE UNIVERSITY SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. THE UNIVERSITY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD MEGA CAP INDEX FUND, MEGA CAP GROWTH INDEX FUND, AND MEGA CAP VALUE INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL THE UNIVERSITY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THE UNIVERSITY AND VANGUARD, OTHER THAN THE LICENSORS, IF ANY, OF THE UNIVERSITY.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. Mclsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964 and 7,720,749.
Vanguard Marketing Corporation, Distributor.
Q8280 102021

Annual Report  |  August 31, 2021
Vanguard Global Wellington™ Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2021, Vanguard Global Wellington Fund returned 19.36% for Investor Shares and 19.53% for Admiral Shares. Its benchmark returned 19.73%.
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that were more successful in containing the virus generally fared better economically.
•	Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound. As the 12 months under review reflect the recovery in stocks following the sharp downturn at the start of the pandemic, results were excellent. Bond returns were dampened by rising bond yields across much of the developed world, notably in the United States.
•	The fund’s performance relative to the stock benchmark was hampered by selection in health care and industrials. Information technology was a bright spot. By region, the fund benefited from selection in North America, by far the largest weighting in the fund and the index, and emerging markets.
•	In fixed income, the fund’s relative performance was helped by an overweighting and security selection in industrial sectors, particularly consumer noncyclical and consumer cyclical. Security selection in financials, especially within banking, detracted.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
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Advisor’s Report
Vanguard Global Wellington Fund returned 19.36% for Investor Shares and 19.53% for Admiral Shares for the year ended August 31, 2021. The fund narrowly underperformed the 19.73% return of its custom benchmark, which is weighted 65% in the FTSE Developed Index (net of tax) and 35% in the Bloomberg Fixed Income Composite Index. The composite bond index consists of 80% Bloomberg Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Global Aggregate Securitized Index (USD Hedged).
Investment environment
Equity prices worldwide rose over the period. The FTSE Developed Index (net of tax) returned 30.06%.
At the end of 2020, the European Central Bank (ECB) expanded its massive monetary stimulus program by €500 billion, while the United Kingdom and the European Union agreed to a trade deal, setting the terms for a post-Brexit future. Massive stimulus measures, combined with pent-up savings and significant global supply chain disruptions, fueled expectations for higher inflation, which in turn raised concerns that central banks may have to tighten monetary policy to an extent that could impair equity markets.
U.S. fixed income markets generated mixed returns during the 12 months, with lower-quality sectors in the lead. The Bloomberg U.S. Aggregate Index generated a return of –0.08%, driven by rising Treasury yields. Global fixed income markets, as measured by the Bloomberg Global Aggregate Securitized-Credit-Treasury Hedged to USD, returned 1.99%.
Global central banks maintained highly accommodative policy stances, though by the end of the period, the synchronized monetary policies in place since the pandemic's onset showed signs of diverging. At the start of the period, the Federal Reserve extended its emergency liquidity provisions, and by the end it had fully exited all Secondary Market Corporate Credit Facility (SMCCF) bond holdings and discussed appropriate timing to begin tapering its large-scale asset purchases in Treasuries and mortgage-backed securities. The Fed signaled that interest rate hikes could begin in 2023. The ECB reduced the pace of quantitative easing purchases by the end of the period after having expanded the program at the end of 2020 and the first quarter of 2021.
Globally, economic activity dropped sharply in the aftermath of COVID-19 shutdowns. Global growth continued to recover during the latter part of the period as progress on vaccinations enabled economies to reopen, although GDP contracted further in Europe and Japan. In China, manufacturing data rebounded from record lows and robust shipments bolstered exports.
The fund’s successes
In the equity portfolio, overweight allocations to financials and industrials drove relative performance. Strong stock

2

selection in information technology and communication services also contributed.
Within industrials, an overweight position in Deere & Company, a U.S.-based multinational industrials company, was a top contributor to relative returns. Shares of Deere rose after the company announced strong earnings that exceeded expectations. During the period, we reduced our position in Deere on strength, but we maintain a position as we believe the company is transforming the business of farming and increasing the lifetime value of its equipment. We expect Deere’s low-leverage balance sheet to support growing return of capital to shareholders.
Within consumer discretionary, not holding Amazon was the top contributor to relative returns. Amazon has a highly valued, non-dividend-paying stock and is taking on more capital-intensive end-markets. It is an impressive company, but the stock is a poor fit for our investment approach, lacking downside protection and having above normal growth because of COVID-19. The share price of Amazon fell over the period.
Taiwan Semiconductor was another top contributor to relative performance as shares moved higher after the company announced plans to allocate as much as $28 billion to capital spending this year. The spending increase will support advanced processor technologies and a new manufacturing plant in Arizona. Our disciplined process led us to reduce the position.
In the fixed income portfolio, an overweight and security selection within industrial sectors, particularly consumer noncyclical and consumer cyclical, contributed to relative performance. Our underweight to supranational issuers and security selection within local authority bonds also helped. Within the securitized sectors, an underweight to and security selection within mortgage-backed pass-throughs contributed to returns. Duration and yield curve positioning were slight positive contributors.
The fund’s shortfalls
In the equity portfolio, security selection detracted from relative returns, driven by weak selection in health care and industrials. An overweight allocation to utilities also crimped relative performance.
Our underweight to Alphabet detracted from relative results as the share price of the company continued to benefit from strong fundamentals and expanding valuation since the onset of COVID. Recent results have been driven by a surge in consumer advertising. We believe the company’s investments and scale will support growth in digital advertising and the cloud business. However, we remain underweight as we believe that the company’s valuation reflects much of the positive outlook and that increasing regulatory scrutiny poses risks.
Our overweight to Merck detracted as markets favored companies with higher near-term growth. Merck is a global leader in immuno-oncology with the Keytruda franchise, which should provide a stable
3

source of profits over this decade. Additionally, the spin-off of the Organon business reduces complexity and increases focus on innovative pharmaceuticals. Merck’s strength in research, global scale, and well-capitalized balance sheet provides optionality. Management has a strong track record of capital allocation and commitment to paying dividends.
Our overweight to Lockheed Martin detracted as shares underperformed, again because of markets favoring companies with higher near-term growth. F35 fighter jet production, modernization, and service revenues provide a stable base of cash flow, and management has a strong track record of capital allocation and paying dividends.
In the fixed income portfolio, an underweight credit spread duration position detracted from relative returns as spreads tightened. Additionally, security selection within financials—particularly banks—detracted from returns.
The fund’s positioning and outlook
In the equity portfolio, our largest sector overweights at the end of the period were in health care, financials, and industrials. Our largest underweights were in information technology, communications services, and materials. By region, we were most overweighted in Europe and emerging markets and most underweighted in North America and Asia Pacific ex-Japan.
The businesses we hold are managing well through the economic downturn, and we expect them to fully recover in the coming quarters. While the long-term impacts of COVID-19 will not be known for some time, we believe disciplined analysis resulted in a portfolio of companies with underappreciated quality characteristics. We seek to be compensated in the market for assuming risks during uncertain times and believe the valuation and dividend prospects of our holdings are strong.
Over the past year, we studied how pandemic-induced economic changes could affect the outlook for companies in the equity portfolio. We believe the increased focus on the social and environmental aspects of managing for-profit enterprises will be permanent. Another lasting change in the post-COVID world will relate to risk management, specifically around supply chain disruptions. More onshoring and greater redundancy will likely benefit the capital goods and transportation sectors. Furthermore, as industrial companies actively leverage technology and incorporate software and services into products, companies such as Deere, UPS, Honeywell, and Schneider are likely to deliver lower earnings volatility and higher returns to shareholders.
The uneven availability of COVID-19 vaccines has resulted in different paces of reopening, with the U.S. leading. Companies with outsized exposure to Europe and parts of Asia, including Japan, have experienced less robust fundamentals. We favor companies outside the U.S., where valuations are
4

more favorable and the economic boost of reopening should be realized over the coming year.
With stronger economic activity, higher wages, and rising commodity prices, expectations for higher inflation and interest rates are taking hold. It is likely that an era of ultralow interest rates that depressed the earnings of banks and insurers, among others, is coming to an end. Financials are a large active equity allocation, concentrated primarily in banking and insurance.
There is little consensus in the market on commodities. Capital investment in commodities has declined over the past decade and ESG concerns have increased the cost of capital. We believe the transition away from hydrocarbon fuels will accelerate over the coming decade as society pursues cleaner and more sustainable energy sources. We also believe this transitional period affords opportunities to invest in the energy and utility sectors, and their industrial supply chains. The energy companies we hold are well-capitalized participants in decarbonization. The utility sector presents an opportunity to invest in the decarbonization of energy generation at low valuations.
In the fixed income portfolio, we maintain a modestly procyclical risk posture. Our base case is for an improving economy supported by pent-up demand and household savings, though growth is likely peaking as fiscal stimulus recedes. We expect higher interest rates this year and next based on improving macroeconomic conditions and higher inflation. In the meantime, Fed policy is likely to be far less certain than in previous cycles. Persistent inflation could challenge the Fed’s policy path and the market’s perception of its control of inflation. With that in mind, we have positioned the fixed income portfolio to be slightly less rate-sensitive than our benchmark.
Credit remains our focus in fixed income, despite fiscal and monetary support that has resulted in substantial compression in yield spreads. Room for further tightening is more limited, but spreads still offer attractive carry, and any spread widening is likely to be an opportunity for long-term investors. Credit fundamentals should remain supportive into 2022. Additionally, while we have reduced some taxable municipal exposure on recent outperformance, we continue to like the sector from a longer-term perspective and remain overweight.
We are overweighted in government securities as they continue to be a source of liquidity and as valuations warrant a less aggressive stance. We are underweighted in agency mortgage-backed securities as Fed purchases keep spreads tight and risks around Fed tapering are heightened. We hold an out-of-benchmark allocation to collateralized mortgage obligations, which are expected to earn their income through stable cash flows.
We have a positive view of securitized sectors. Housing fundamentals remain strong, which is supportive for mortgage credit performance. Collateralized loan
5

obligations (CLOs) present a compelling valuation opportunity, and fundamentals have been supported by better bank loan credit metrics. Bank loan upgrades have outpaced downgrades and default expectations have continued to decline. Strong structural support and floating-rate coupons are also beneficial to our CLO holdings. While U.S. consumer fundamentals continue to hold up very well, supported by fiscal stimulus, and traditional asset-backed security sectors such as auto loans and credit cards remain well-protected, valuations are less attractive than for other securitized sectors.
Nataliya Kofman
Managing Director and
Equity Portfolio Manager
Loren L. Moran, CFA
Senior Managing Director and
Fixed Income Portfolio Manager
Wellington Management Company llp
September 13, 2021
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended August 31, 2021
	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Global Wellington Fund
Investor Shares	$1,000.00	$1,092.30	$2.27
AdmiralTM Shares	1,000.00	1,093.20	1.42
Based on Hypothetical 5% Yearly Return
Global Wellington Fund
Investor Shares	$1,000.00	$1,023.04	$2.19
Admiral Shares	1,000.00	1,023.84	1.38
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

Global Wellington Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 2, 2017, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Since Inception (11/2/2017)	Final Value of a $10,000 Investment
Global Wellington Fund Investor Shares	19.36%	9.32%	$14,067
Global Wellington Composite Index	19.73	10.95	14,885
Bloomberg Global Aggregate Bond Index	0.52	3.51	11,412
FTSE Developed Net Tax Index	30.06	14.03	16,526
Global Wellington Composite Index: 65% FTSE Developed Index (net of tax) and 35% Bloomberg Fixed Income Composite Index, composed of 80% Bloomberg Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Global Aggregate Securitized Index (USD Hedged).
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Since Inception (11/2/2017)	Final Value of a $50,000 Investment
Global Wellington Fund Admiral Shares	19.53%	9.45%	$70,639
Global Wellington Composite Index	19.73	10.95	74,427
Bloomberg Global Aggregate Bond Index	0.52	3.51	57,060
FTSE Developed Net Tax Index	30.06	14.03	82,630
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
9

Global Wellington Fund
Fund Allocation
As of August 31, 2021

United States	57.6%
United Kingdom	7.7
Japan	7.3
France	5.9
Switzerland	4.1
Sweden	2.1
Canada	1.7
Spain	1.6
Taiwan	1.4
Germany	1.2
South Korea	1.0
Other	8.4
The table reflects the fund’s investments, except for short-term investments and derivatives.
10

Global Wellington Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (65.1%)
Austria (0.7%)
	Erste Group Bank AG	339,395	13,552
Canada (0.8%)
	Dollarama Inc.	273,742	12,482
	Suncor Energy Inc.	124,865	2,332
			14,814
Finland (0.8%)
*	Nokia OYJ	2,285,379	13,729
France (4.3%)
	Safran SA	109,637	13,754
	Arkema SA	93,689	12,452
	BNP Paribas SA	156,232	9,897
	Engie SA	689,698	9,883
	TotalEnergies SE	218,017	9,643
	Vinci SA	79,230	8,501
[1]	Amundi SA	82,141	7,774
	Schneider Electric SE	33,673	6,016
			77,920
Germany (0.2%)
	Bayerische Motoren Werke AG	40,079	3,804
Japan (5.7%)
	Tokio Marine Holdings Inc.	348,297	17,042
	Astellas Pharma Inc.	945,100	15,925
	Nippon Telegraph & Telephone Corp.	565,244	15,060
	Isuzu Motors Ltd.	904,314	11,432
	Marui Group Co. Ltd.	523,265	9,309
	Honda Motor Co. Ltd.	307,100	9,295
	Mitsubishi UFJ Financial Group Inc.	1,466,522	7,956
	Nihon Unisys Ltd.	265,700	7,220
	Sumitomo Mitsui Financial Group Inc.	182,101	6,285
	Mitsubishi Estate Co. Ltd.	333,500	5,221
			104,745
Netherlands (0.1%)
	ING Groep NV	109,779	1,514
South Korea (1.0%)
	Samsung Electronics Co. Ltd.	268,886	17,751
11

Global Wellington Fund
		Shares	Market Value• ($000)
Spain (1.3%)
	Iberdrola SA	1,201,381	14,887
	CaixaBank SA	3,149,198	9,783
			24,670
Sweden (2.1%)
	Autoliv Inc.	221,634	19,590
	Lundin Energy AB	405,397	12,389
	Alfa Laval AB	137,706	5,592
			37,571
Switzerland (3.4%)
	Novartis AG (Registered)	284,059	26,273
	Nestle SA (Registered)	142,298	17,970
	Zurich Insurance Group AG	22,013	9,659
	Julius Baer Group Ltd.	124,048	8,467
			62,369
Taiwan (1.4%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,133,175	24,857
United Kingdom (5.0%)
	AstraZeneca plc ADR	577,760	33,672
	WPP plc	905,730	12,281
	Linde plc	32,121	10,125
	Prudential plc	440,313	9,174
	Diageo plc	169,138	8,131
	Rotork plc	1,482,518	6,805
	BAE Systems plc	756,809	5,913
	Derwent London plc	88,584	4,620
			90,721
United States (38.3%)
	Microsoft Corp.	118,115	35,657
	Johnson & Johnson	188,525	32,639
	Cisco Systems Inc.	527,167	31,113
	United Parcel Service Inc. Class B	152,160	29,767
	Bank of America Corp.	712,979	29,767
	Comcast Corp. Class A	438,976	26,637
	Chubb Ltd.	143,021	26,304
	Northrop Grumman Corp.	62,506	22,983
	Medtronic plc	163,283	21,795
	Merck & Co. Inc.	275,256	20,999
	TJX Cos. Inc.	285,894	20,790
	Eli Lilly & Co.	77,972	20,139
	JPMorgan Chase & Co.	120,765	19,316
	Mondelez International Inc. Class A	310,860	19,295
	Sempra Energy	144,804	19,166
	Deere & Co.	47,508	17,959
	Baxter International Inc.	212,825	16,222
	Texas Instruments Inc.	84,507	16,133
	Raytheon Technologies Corp.	189,237	16,040
	UnitedHealth Group Inc.	36,761	15,303
	PepsiCo Inc.	95,575	14,947
	Duke Energy Corp.	142,261	14,889
*	General Motors Co.	295,282	14,472
	American Express Co.	87,042	14,446
	Colgate-Palmolive Co.	183,927	14,337
12

Global Wellington Fund
				Shares	Market Value• ($000)
	McDonald's Corp.			58,477	13,886
	PNC Financial Services Group Inc.			71,489	13,662
	Lockheed Martin Corp.			37,555	13,512
	Broadcom Inc.			26,924	13,387
	American Tower Corp.			39,076	11,417
	Pioneer Natural Resources Co.			74,906	11,211
	General Dynamics Corp.			52,258	10,468
	KLA Corp.			29,395	9,993
*	Alphabet Inc. Class A			3,271	9,466
	Union Pacific Corp.			43,150	9,357
	Caterpillar Inc.			34,927	7,365
	RenaissanceRe Holdings Ltd.			39,987	6,267
	Marsh & McLennan Cos. Inc.			39,171	6,158
	Gilead Sciences Inc.			81,681	5,945
	Verizon Communications Inc.			107,380	5,906
	Accenture plc Class A			14,592	4,911
	Intel Corp.			87,491	4,730
	BlackRock Inc.			4,689	4,423
	Honeywell International Inc.			15,054	3,491
	Abbott Laboratories			21,236	2,684
					699,354
Total Common Stocks (Cost $887,787)					1,187,371
		Coupon	Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (5.1%)
[2,3]	Fannie Mae Pool	3.070%	2/1/25	150	161
[2,3]	Fannie Mae REMICS	2.000%	9/25/40	72	73
[2,3]	Fannie Mae REMICS	2.500%	5/25/45–3/25/53	678	701
[2,3]	Fannie Mae REMICS	3.000%	2/25/49	152	159
[2,3]	Fannie Mae REMICS	3.500%	6/25/44–2/25/48	583	617
[2,3]	Freddie Mac REMICS	1.750%	9/15/42	785	799
[2,3]	Freddie Mac REMICS	3.500%	9/15/40–11/15/40	69	70
[2,3]	Freddie Mac REMICS	4.000%	12/15/39–8/15/40	711	772
[2,4]	Ginnie Mae II Pool	2.000%	9/15/51–10/15/51	2,000	2,040
[2,4]	Ginnie Mae II Pool	2.500%	9/15/51–10/15/51	2,100	2,176
[2]	Ginnie Mae REMICS	2.750%	9/20/44	118	121
[2,3,4]	UMBS Pool	1.500%	9/25/36–10/25/36	1,700	1,725
[2,3,4]	UMBS Pool	2.000%	9/25/36–10/25/51	4,400	4,469
[2,3,4]	UMBS Pool	2.500%	9/25/36–10/25/51	14,725	15,277
[2,3,4]	UMBS Pool	3.000%	9/25/51–10/25/51	7,100	7,425
	United States Treasury Note/Bond	0.125%	3/31/23–2/15/24	15,450	15,412
[5]	United States Treasury Note/Bond	0.250%	3/15/24–5/31/25	18,255	18,197
	United States Treasury Note/Bond	0.375%	4/15/24–1/31/26	2,135	2,131
	United States Treasury Note/Bond	0.500%	2/28/26	775	768
	United States Treasury Note/Bond	0.625%	7/31/26	1,630	1,619
	United States Treasury Note/Bond	0.750%	4/30/26	1,070	1,071
	United States Treasury Note/Bond	0.875%	6/30/26	585	588
	United States Treasury Note/Bond	1.125%	2/15/31	315	311
	United States Treasury Note/Bond	1.625%	5/15/31	245	253
	United States Treasury Note/Bond	1.875%	2/15/41	1,275	1,285
	United States Treasury Note/Bond	2.000%	8/15/51	1,200	1,222
13

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	2.250%	5/15/41	9,195	9,840
	United States Treasury Note/Bond	2.375%	5/15/51	2,555	2,822
Total U.S. Government and Agency Obligations (Cost $91,397)					92,104
Asset-Backed/Commercial Mortgage-Backed Securities (1.2%)
Bermuda (0.0%)
[1,2]	START Ireland Series 2019-1	4.089%	3/15/44	151	152
Canada (0.1%)
[1,2]	Chesapeake Funding II LLC Series 2018-2A	3.230%	8/15/30	214	216
[1,2,6]	Ford Auto Securitization Trust Series 2019-AA	2.354%	6/15/23	421	335
[1,2,7]	Master Credit Card Trust II Series 2018-1A, 1M USD LIBOR + 0.490%	0.578%	7/21/24	765	768
					1,319
Cayman Islands (0.6%)
[1,2,4,7,8]	BlueMountain CLO XXXII Ltd. Series 2021-32A, 3M USD LIBOR + 1.170%	1.290%	10/15/34	1,900	1,900
[1,2,7]	Columbia Cent CLO 31 Ltd. Series 2021-31A, 3M USD LIBOR + 1.550%	1.684%	4/20/34	575	571
[1,2]	Horizon Aircraft Finance II Ltd. Series 2019-1	3.721%	7/15/39	220	220
[1,2,7]	KKR CLO 16 Ltd., 3M USD LIBOR + 1.250%	1.384%	1/20/29	271	271
[1,2,4,7]	KKR CLO 16 Ltd., 3M USD LIBOR + 1.210%	1.330%	10/20/34	360	360
[1,2,7]	Madison Park Funding XI Ltd. Series 2013-11A, 3M USD LIBOR + 1.450%	1.588%	7/23/29	300	300
[1,2,7]	Madison Park Funding XVIII Ltd. Series 2015-18A, 3M USD LIBOR + 1.190%	1.324%	10/21/30	730	730
[1,2,7]	Madison Park Funding XXX Ltd. Series 2018-30A, 3M USD LIBOR + 0.750%	0.876%	4/15/29	1,396	1,395
[1,2,7]	Magnetite VII Ltd. Series 2012-7A, 3M USD LIBOR + 0.800%	0.926%	1/15/28	1,358	1,358
[1,2,7]	OHA Credit Funding 3 Ltd. Series 2019-3A, 3M USD LIBOR + 1.140%	1.286%	7/2/35	1,335	1,334
[1,2,7]	Rockland Park CLO Ltd. Series 2021-1A, 3M USD LIBOR + 1.120%	1.251%	4/20/34	1,600	1,599
[1,2,7]	Rockland Park CLO Ltd. Series 2021-1A, 3M USD LIBOR + 1.650%	1.781%	4/20/34	800	801
[1,2,4,7,8]	RR 18 Ltd. Series 2021-18A, 3M USD LIBOR + 1.600%	1.720%	10/15/34	600	600
[1,2,4,7]	Sound Point CLO XXXI Ltd. Series 2021-3A, 3M USD LIBOR + 1.650%	1.770%	10/25/34	395	394
[1,2,4,7,8]	Symphony CLO XXVIII Ltd. Series 2021-28A, 3M USD LIBOR + 1.650%	1.770%	10/23/34	350	350
					12,183
United States (0.5%)
[1,2]	Aaset Trust Series 2019-1	3.844%	5/15/39	194	194
[1,2]	Aligned Data Centers Issuer LLC Series 2021-1A	1.937%	8/15/46	1,260	1,266
[1,2]	Angel Oak Mortgage Trust I LLC Series 2018-3	3.649%	9/25/48	115	116
[1,2]	Castlelake Aircraft Structured Trust Series 2019-1A	3.967%	4/15/39	205	205
[1,2]	CF Hippolyta LLC Series 2020-1	1.690%	7/15/60	778	793
[1,2]	DB Master Finance LLC Series 2019-1A	3.787%	5/20/49	142	143
[1,2]	DB Master Finance LLC Series 2019-1A	4.021%	5/20/49	123	129
[1,2]	Domino's Pizza Master Issuer LLC Series 2021-1A	2.662%	4/25/51	524	544
[1,2]	Domino's Pizza Master Issuer LLC Series 2021-1A	3.151%	4/25/51	733	781
[2]	Ford Credit Auto Lease Trust Series 2021-A	0.780%	9/15/25	280	280
14

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,3]	Freddie Mac STACR REMIC Trust Series 2021-DNA1	0.700%	1/25/51	352	352
[2,3,7]	Freddie Mac Structured Agency Credit Risk Debt Notes, 1M USD LIBOR + 5.000%	5.084%	12/25/28	389	406
[2,3,7]	Freddie Mac Structured Agency Credit Risk Debt Notes, 1M USD LIBOR + 2.500%	2.584%	3/25/30	945	966
[1,2]	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	54	54
[2]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	194	210
[1,2]	SoFi Consumer Loan Program Trust Series 2019-3	2.900%	5/25/28	75	75
[1,2]	Taco Bell Funding LLC Series 2021-1A	1.946%	8/25/51	590	591
[1,2]	Taco Bell Funding LLC Series 2021-1A	2.294%	8/25/51	540	543
[1,2]	Towd Point Mortgage Trust Series 2018-1	3.000%	1/25/58	141	143
[1,2]	Vantage Data Centers Issuer LLC Series 2019-1A	3.188%	7/15/44	191	198
[1,2]	Vantage Data Centers LLC Series 2020-1A	1.645%	9/15/45	810	809
					8,798
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $22,302)					22,452
Corporate Bonds (20.2%)
Australia (0.5%)
[1]	Commonwealth Bank of Australia	2.688%	3/11/31	3,150	3,181
[1]	National Australia Bank Ltd.	2.400%	12/7/21	575	578
[1]	National Australia Bank Ltd.	2.332%	8/21/30	2,020	1,976
[1]	National Australia Bank Ltd.	2.990%	5/21/31	795	817
[1]	National Australia Bank Ltd.	3.933%	8/2/34	1,050	1,146
[1]	Scentre Group Trust 1	3.625%	1/28/26	809	884
[1]	Scentre Group Trust 1	4.375%	5/28/30	1,230	1,444
					10,026
Austria (0.1%)
[1]	JAB Holdings BV	2.200%	11/23/30	430	426
[1]	JAB Holdings BV	3.750%	5/28/51	805	890
					1,316
Belgium (0.2%)
[2]	Anheuser-Busch Cos. LLC	4.900%	2/1/46	925	1,182
[2,9]	Anheuser-Busch InBev SA/NV	2.000%	3/17/28	217	287
[2,9]	Anheuser-Busch InBev SA/NV	2.875%	4/2/32	800	1,155
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	670	801
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	170	210
					3,635
Canada (0.3%)
[6]	Bank of Montreal	2.850%	3/6/24	3,185	2,636
[2,6]	Bell Telephone Co. of Canada or Bell Canada	3.350%	3/22/23	975	798
	Fortis Inc.	3.055%	10/4/26	775	836
	Nutrien Ltd.	4.125%	3/15/35	650	751
	TransCanada PipeLines Ltd.	4.875%	1/15/26	400	459
					5,480
Denmark (0.4%)
[2,9]	Danfoss Finance I BV	0.375%	10/28/28	1,325	1,570
[9]	Danske Bank A/S	0.500%	8/27/25	2,450	2,928
15

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Danske Bank A/S	1.621%	9/11/26	1,320	1,327
[2,10]	Danske Bank A/S	2.250%	1/14/28	1,440	2,040
					7,865
France (1.4%)
[2,9]	Airbus SE	2.375%	4/7/32	600	829
[2,9]	Airbus SE	2.375%	6/9/40	700	976
[2,9]	AXA SA	5.125%	7/4/43	600	774
[1]	BNP Paribas SA	2.819%	11/19/25	470	494
[1]	BNP Paribas SA	2.219%	6/9/26	1,095	1,128
[2,9]	BNP Paribas SA	0.125%	9/4/26	600	708
[2,9]	BNP Paribas SA	2.125%	1/23/27	1,800	2,297
[2,9]	BPCE SA	1.125%	1/18/23	700	842
[2,9]	BPCE SA	0.500%	9/15/27	3,600	4,289
[1]	BPCE SA	3.250%	1/11/28	525	574
[9]	Cie de Saint-Gobain	2.375%	10/4/27	1,000	1,348
[2,9]	Credit Mutuel Arkea SA	1.625%	4/15/26	1,500	1,886
[1]	Danone SA	2.947%	11/2/26	555	597
[2,9]	Engie SA	0.000%	3/4/27	1,300	1,534
[2,9]	Orange SA	1.000%	5/12/25	1,300	1,598
[2,9]	RCI Banque SA	0.750%	9/26/22	500	595
[2,9]	RCI Banque SA	1.375%	3/8/24	1,400	1,706
[2,9]	RCI Banque SA	1.625%	4/11/25	2,325	2,874
					25,049
Germany (1.0%)
[1]	Bayer US Finance II LLC	4.250%	12/15/25	1,000	1,113
[1]	Bayer US Finance LLC	3.375%	10/8/24	770	824
[2,10]	E.ON International Finance BV	4.750%	1/31/34	200	355
[2,10]	E.ON International Finance BV	5.875%	10/30/37	250	513
[2,9]	Vantage Towers AG	0.375%	3/31/27	300	357
[2,9]	Vantage Towers AG	0.750%	3/31/30	1,800	2,157
[2,10]	Volkswagen Financial Services NV	0.875%	2/20/25	700	959
[2,9]	Volkswagen International Finance NV	1.500%	1/21/41	700	830
[2,9]	Volkswagen Leasing GmbH	2.625%	1/15/24	425	534
[2,9]	Volkswagen Leasing GmbH	1.375%	1/20/25	3,100	3,823
[2,9]	Volkswagen Leasing GmbH	0.625%	7/19/29	825	979
[2,9]	Vonovia Finance BV	1.000%	7/9/30	400	490
[2,9]	Vonovia Finance BV	1.625%	10/7/39	600	736
[9]	Wintershall Dea Finance BV	0.840%	9/25/25	1,300	1,569
[9]	Wintershall Dea Finance BV	1.823%	9/25/31	1,900	2,378
					17,617
Ireland (0.7%)
	AerCap Ireland Capital DAC	4.625%	10/15/27	1,410	1,572
	AerCap Ireland Capital DAC	3.875%	1/23/28	2,665	2,857
[1]	Avolon Holdings Funding Ltd.	2.125%	2/21/26	939	936
[1]	Avolon Holdings Funding Ltd.	4.375%	5/1/26	646	703
[9]	CRH Finance DAC	3.125%	4/3/23	1,634	2,032
[2,9]	CRH SMW Finance DAC	1.250%	11/5/26	1,200	1,506
[1]	Park Aerospace Holdings Ltd.	5.500%	2/15/24	2,991	3,281
					12,887
Italy (0.3%)
[1]	Enel Finance International NV	3.625%	5/25/27	880	978
[2,9]	Enel Finance International NV	0.500%	6/17/30	675	805
[1]	Enel Finance International NV	4.750%	5/25/47	1,030	1,307
16

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	UniCredit SpA	1.982%	6/3/27	1,505	1,508
[1]	UniCredit SpA	3.127%	6/3/32	1,130	1,153
					5,751
Japan (0.1%)
[1]	NTT Finance Corp.	1.162%	4/3/26	1,180	1,179
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	200	206
					1,385
Mexico (0.0%)
	America Movil SAB de CV	3.625%	4/22/29	275	303
	America Movil SAB de CV	6.375%	3/1/35	350	503
					806
Netherlands (0.3%)
[1]	Cooperatieve Rabobank UA	1.106%	2/24/27	1,090	1,081
[2,10]	Cooperatieve Rabobank UA	4.625%	5/23/29	100	164
[9]	Euronext NV	1.125%	6/12/29	1,125	1,408
[9]	ING Groep NV	0.250%	2/18/29	2,600	3,035
	Shell International Finance BV	4.000%	5/10/46	300	358
					6,046
Norway (0.2%)
[2,9]	Aker BP ASA	1.125%	5/12/29	1,950	2,369
[1]	Aker BP ASA	4.000%	1/15/31	1,090	1,200
					3,569
South Korea (0.0%)
[1]	SK Telecom Co. Ltd.	3.750%	4/16/23	200	210
Spain (0.2%)
[2,9]	Iberdrola Finanzas SA	1.250%	10/28/26	1,300	1,638
	Telefonica Emisiones SA	4.665%	3/6/38	1,055	1,253
					2,891
Switzerland (0.6%)
[1]	Alcon Finance Corp.	3.000%	9/23/29	1,280	1,364
[1]	Alcon Finance Corp.	2.600%	5/27/30	625	645
[2,9]	Credit Suisse Group AG	1.250%	7/17/25	675	821
[1]	Credit Suisse Group AG	3.091%	5/14/32	3,730	3,890
[1]	UBS Group AG	1.494%	8/10/27	1,495	1,493
[9]	UBS Group AG	0.250%	2/24/28	1,600	1,890
					10,103
United Arab Emirates (0.4%)
[1]	DAE Funding LLC	1.550%	8/1/24	1,915	1,911
[1]	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/34	5,155	5,136
					7,047
United Kingdom (2.3%)
[1]	Ashtead Capital Inc.	2.450%	8/12/31	1,995	1,983
	AstraZeneca plc	4.000%	1/17/29	755	872
[1]	BAE Systems plc	3.400%	4/15/30	200	219
[2,9]	Barclays plc	1.375%	1/24/26	1,675	2,060
[2]	Barclays plc	4.972%	5/16/29	1,875	2,204
	Barclays plc	2.645%	6/24/31	815	831
	BAT Capital Corp.	3.557%	8/15/27	1,240	1,342
[2,6]	BP Capital Markets plc	3.470%	5/15/25	1,350	1,149
[1]	CK Hutchison International 17 II Ltd.	2.750%	3/29/23	1,275	1,319
[2,10]	CPUK Finance Ltd.	3.588%	8/28/25	1,400	2,082
[2,9]	FCE Bank plc	0.869%	9/13/21	1,800	2,124
17

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,10]	Heathrow Funding Ltd.	2.750%	10/13/29	1,700	2,441
[2,10]	Heathrow Funding Ltd.	2.750%	8/9/49	250	347
[7]	HSBC Holdings plc, 3M USD LIBOR + 1.000%	1.124%	5/18/24	245	248
[2,10]	HSBC Holdings plc	2.256%	11/13/26	600	854
	HSBC Holdings plc	1.589%	5/24/27	580	582
[10]	HSBC Holdings plc	1.750%	7/24/27	2,000	2,773
[2]	HSBC Holdings plc	4.041%	3/13/28	1,160	1,294
	HSBC Holdings plc	2.206%	8/17/29	1,565	1,579
	HSBC Holdings plc	2.804%	5/24/32	935	965
[2,9]	Natwest Group plc	1.750%	3/2/26	3,125	3,891
[10]	Natwest Group plc	3.622%	8/14/30	2,500	3,669
	Prudential plc	3.125%	4/14/30	540	589
[1]	Sky Ltd.	3.125%	11/26/22	725	750
[1]	Standard Chartered plc	2.744%	9/10/22	1,095	1,095
[1]	Standard Chartered plc	0.991%	1/12/25	815	814
[2,9]	Vodafone Group plc	1.625%	11/24/30	2,675	3,473
	Vodafone Group plc	5.250%	5/30/48	400	533
					42,082
United States (11.2%)
	AbbVie Inc.	3.800%	3/15/25	1,060	1,156
	AbbVie Inc.	4.050%	11/21/39	275	323
[2]	Alabama Power Co.	4.300%	7/15/48	255	322
	Altria Group Inc.	3.875%	9/16/46	400	404
	Amazon.com Inc.	4.800%	12/5/34	300	389
	American Electric Power Co. Inc.	3.200%	11/13/27	950	1,035
[9]	American Express Credit Corp.	0.625%	11/22/21	1,900	2,247
[10]	American Honda Finance Corp.	0.750%	11/25/26	1,855	2,513
[9]	American International Group Inc.	1.500%	6/8/23	975	1,180
	American International Group Inc.	4.250%	3/15/29	1,072	1,240
	American International Group Inc.	3.400%	6/30/30	785	864
	American International Group Inc.	4.500%	7/16/44	73	90
	American International Group Inc.	4.750%	4/1/48	45	59
	American International Group Inc.	4.375%	6/30/50	570	716
	American Tower Corp.	5.000%	2/15/24	380	419
	American Tower Corp.	4.400%	2/15/26	300	338
[9]	American Tower Corp.	0.450%	1/15/27	3,120	3,711
	Amgen Inc.	4.663%	6/15/51	350	454
	Amgen Inc.	2.770%	9/1/53	590	565
	Anthem Inc.	2.250%	5/15/30	1,010	1,028
[9]	AT&T Inc.	2.050%	5/19/32	475	628
[9]	AT&T Inc.	3.150%	9/4/36	575	836
[9]	AT&T Inc.	2.600%	5/19/38	425	581
	AT&T Inc.	3.300%	2/1/52	155	154
[1]	AT&T Inc.	3.500%	9/15/53	2,620	2,689
[1]	Athene Global Funding	2.500%	3/24/28	2,555	2,643
[2]	Bank of America Corp.	3.300%	1/11/23	570	594
	Bank of America Corp.	1.734%	7/22/27	1,325	1,343
[2]	Bank of America Corp.	3.593%	7/21/28	1,885	2,084
[2]	Bank of America Corp.	4.271%	7/23/29	1,640	1,884
[2]	Bank of America Corp.	2.496%	2/13/31	770	792
	Bank of America Corp.	2.687%	4/22/32	1,165	1,212
	Bank of America Corp.	2.299%	7/21/32	990	996
	Bank of America Corp.	3.311%	4/22/42	635	685
[2,7]	Bank of New York Mellon Corp., 3M USD LIBOR + 1.050%	1.178%	10/30/23	415	420
18

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Becton Dickinson Euro Finance Sarl	0.334%	8/13/28	705	832
	Boeing Co.	1.433%	2/4/24	805	807
	Boeing Co.	2.196%	2/4/26	1,145	1,154
	Boeing Co.	3.250%	3/1/28	632	666
	Boeing Co.	3.450%	11/1/28	230	246
[2]	Bon Secours Mercy Health Inc.	2.095%	6/1/31	415	417
[9]	Booking Holdings Inc.	0.100%	3/8/25	110	131
[9]	Booking Holdings Inc.	0.500%	3/8/28	445	535
[9]	BorgWarner Inc.	1.000%	5/19/31	875	1,052
[1]	Boston Gas Co.	3.001%	8/1/29	130	137
	Boston Scientific Corp.	4.000%	3/1/29	60	69
	Boston Scientific Corp.	4.550%	3/1/39	600	739
	BP Capital Markets America Inc.	3.379%	2/8/61	1,090	1,130
	Brandywine Operating Partnership LP	3.950%	11/15/27	890	975
	Brixmor Operating Partnership LP	2.500%	8/16/31	805	809
	Broadcom Inc.	4.700%	4/15/25	1,510	1,690
[1]	Brooklyn Union Gas Co.	4.273%	3/15/48	965	1,119
[1]	Cargill Inc.	4.760%	11/23/45	340	457
	Carrier Global Corp.	2.722%	2/15/30	648	680
	Carrier Global Corp.	3.377%	4/5/40	250	267
	Charter Communications Operating LLC	5.050%	3/30/29	595	705
	Charter Communications Operating LLC	2.300%	2/1/32	1,325	1,292
	Charter Communications Operating LLC	6.384%	10/23/35	355	474
	Charter Communications Operating LLC	5.375%	5/1/47	110	135
	Charter Communications Operating LLC	5.125%	7/1/49	90	108
	Charter Communications Operating LLC	4.800%	3/1/50	118	138
	Charter Communications Operating LLC	3.700%	4/1/51	610	613
	Cigna Corp.	4.375%	10/15/28	420	490
	Cigna Corp.	2.400%	3/15/30	310	320
	Citigroup Inc.	4.600%	3/9/26	535	610
	Cleco Corporate Holdings LLC	3.743%	5/1/26	475	519
	Cleco Corporate Holdings LLC	3.375%	9/15/29	325	340
	Comcast Corp.	3.950%	10/15/25	250	279
	Comcast Corp.	6.500%	11/15/35	178	260
	Comcast Corp.	4.000%	3/1/48	40	47
	Comcast Corp.	3.999%	11/1/49	120	143
[1]	Comcast Corp.	2.887%	11/1/51	1,852	1,844
	Comcast Corp.	4.049%	11/1/52	11	13
[1]	Comcast Corp.	2.937%	11/1/56	190	188
	Comcast Corp.	2.650%	8/15/62	25	23
[1]	Comcast Corp.	2.987%	11/1/63	11	11
	CommonSpirit Health	4.200%	8/1/23	770	821
	CommonSpirit Health	3.347%	10/1/29	355	386
	CommonSpirit Health	4.187%	10/1/49	435	507
	Commonwealth Edison Co.	3.650%	6/15/46	35	40
	Commonwealth Edison Co.	4.000%	3/1/48	245	295
	Conagra Brands Inc.	4.600%	11/1/25	200	226
	Conagra Brands Inc.	1.375%	11/1/27	640	628
	Conagra Brands Inc.	5.300%	11/1/38	990	1,281
[2]	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	75	107
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	290	371
	Constellation Brands Inc.	2.875%	5/1/30	115	121
[1]	Cox Communications Inc.	3.500%	8/15/27	2,665	2,940
[1]	Cox Communications Inc.	4.800%	2/1/35	100	121
	Crown Castle International Corp.	2.100%	4/1/31	2,475	2,426
19

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Crown Castle International Corp.	2.900%	4/1/41	420	413
	CSX Corp.	4.300%	3/1/48	495	610
	CVS Health Corp.	2.875%	6/1/26	1,455	1,562
	CVS Health Corp.	4.300%	3/25/28	113	130
	CVS Health Corp.	4.125%	4/1/40	235	275
	CVS Health Corp.	5.050%	3/25/48	125	165
	Dignity Health	3.812%	11/1/24	594	641
	Dignity Health	4.500%	11/1/42	166	201
	Discovery Communications LLC	3.950%	3/20/28	424	474
	Discovery Communications LLC	4.125%	5/15/29	186	210
	Discovery Communications LLC	3.625%	5/15/30	995	1,092
	Discovery Communications LLC	4.650%	5/15/50	588	696
	Discovery Communications LLC	4.000%	9/15/55	497	533
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	156	219
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	113	149
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	300	418
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	230	297
	Duke Energy Corp.	2.550%	6/15/31	900	926
[1]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	660	804
	Energy Transfer LP	4.900%	3/15/35	1,075	1,238
[1]	Equitable Financial Life Global Funding	1.400%	7/7/25	150	152
[1]	Equitable Financial Life Global Funding	1.300%	7/12/26	1,020	1,020
[1]	Equitable Financial Life Global Funding	1.400%	8/27/27	825	822
[1]	ERAC USA Finance LLC	3.300%	12/1/26	300	328
[1]	ERAC USA Finance LLC	4.500%	2/15/45	455	565
	Evergy Kansas Central Inc.	3.250%	9/1/49	235	252
[2]	Evergy Metro Inc.	2.250%	6/1/30	245	251
	Exxon Mobil Corp.	2.275%	8/16/26	1,075	1,133
	Exxon Mobil Corp.	2.610%	10/15/30	190	201
	FedEx Corp.	4.100%	2/1/45	85	99
	FedEx Corp.	4.750%	11/15/45	227	286
	FedEx Corp.	4.550%	4/1/46	117	144
	FedEx Corp.	4.050%	2/15/48	33	38
[9]	Fidelity National Information Services Inc.	1.500%	5/21/27	1,820	2,296
	Fifth Third Bancorp	2.550%	5/5/27	555	589
	Fiserv Inc.	3.200%	7/1/26	355	386
[9]	Fiserv Inc.	1.625%	7/1/30	1,125	1,445
[10]	Fiserv Inc.	3.000%	7/1/31	775	1,182
[9]	General Mills Inc.	0.450%	1/15/26	1,275	1,535
	General Motors Co.	4.200%	10/1/27	475	532
	General Motors Co.	5.000%	10/1/28	935	1,093
[1]	Genting New York LLC	3.300%	2/15/26	1,668	1,669
	Georgia Power Co.	4.300%	3/15/42	860	1,023
	Gilead Sciences Inc.	2.800%	10/1/50	1,735	1,691
[2]	Goldman Sachs Group Inc.	3.272%	9/29/25	1,375	1,473
	Goldman Sachs Group Inc.	1.431%	3/9/27	3,610	3,618
	Goldman Sachs Group Inc.	2.615%	4/22/32	885	912
[2]	Goldman Sachs Group Inc.	2.383%	7/21/32	960	971
[1]	Gray Oak Pipeline LLC	2.600%	10/15/25	436	449
[1]	Gray Oak Pipeline LLC	3.450%	10/15/27	70	75
	HCA Inc.	5.250%	6/15/49	575	750
	Healthpeak Properties Inc.	3.500%	7/15/29	335	372
	Hess Corp.	7.300%	8/15/31	1,750	2,380
	Hess Corp.	5.600%	2/15/41	1,245	1,554
[1]	Hyundai Capital America	0.800%	4/3/23	1,385	1,387
20

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Intercontinental Exchange Inc.	1.850%	9/15/32	1,425	1,375
	International Business Machines Corp.	3.300%	5/15/26	550	606
	International Business Machines Corp.	1.950%	5/15/30	1,510	1,516
	International Business Machines Corp.	4.250%	5/15/49	420	525
	International Paper Co.	4.350%	8/15/48	322	404
[1]	ITC Holdings Corp.	2.950%	5/14/30	965	1,026
[2]	John Deere Capital Corp.	3.450%	3/13/25	985	1,077
[2]	Johnson Controls International plc	4.950%	7/2/64	692	956
	JPMorgan Chase & Co.	2.580%	4/22/32	1,910	1,975
[2]	JPMorgan Chase & Co.	3.964%	11/15/48	975	1,157
[2]	Kaiser Foundation Hospitals	2.810%	6/1/41	1,200	1,237
	Kaiser Foundation Hospitals	4.875%	4/1/42	45	62
[1]	KeySpan Gas East Corp.	2.742%	8/15/26	400	421
	Kroger Co.	4.450%	2/1/47	330	402
	Kroger Co.	5.400%	1/15/49	290	403
	Lowe's Cos. Inc.	1.300%	4/15/28	1,845	1,811
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	1,010	1,187
[1]	Marvell Technology Inc.	2.950%	4/15/31	1,130	1,173
[1]	Massachusetts Mutual Life Insurance Co.	3.375%	4/15/50	550	592
	McCormick & Co. Inc.	2.500%	4/15/30	180	187
[2]	McDonald's Corp.	4.450%	9/1/48	475	596
[2]	McDonald's Corp.	3.625%	9/1/49	50	56
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	150	193
	Merck & Co. Inc.	3.400%	3/7/29	545	613
[2]	Mercy Health	3.555%	8/1/27	410	447
[2]	Mercy Health	4.302%	7/1/28	140	162
[1]	Microchip Technology Inc.	0.972%	2/15/24	1,630	1,631
	Microsoft Corp.	2.921%	3/17/52	1,125	1,208
	MidAmerican Energy Co.	4.250%	5/1/46	10	12
[1]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	1,385	1,570
[2,6]	Molson Coors International LP	2.840%	7/15/23	1,875	1,530
[9]	Mondelez International Inc.	0.250%	3/17/28	975	1,151
[9]	Mondelez International Inc.	1.375%	3/17/41	910	1,075
[2]	Morgan Stanley	3.125%	7/27/26	1,850	2,007
[2]	Morgan Stanley	3.772%	1/24/29	570	638
[9]	Morgan Stanley	0.497%	2/7/31	1,050	1,224
	National Retail Properties Inc.	3.900%	6/15/24	805	868
[1]	Nationwide Mutual Insurance Co.	4.350%	4/30/50	1,330	1,520
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	1,120	1,135
[1]	Niagara Mohawk Power Corp.	1.960%	6/27/30	985	976
	Norfolk Southern Corp.	2.550%	11/1/29	1,165	1,224
[1]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	230	267
[1]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	36	41
	NVIDIA Corp.	3.500%	4/1/40	445	507
[2]	Ochsner LSU Health System of North Louisiana	2.510%	5/15/31	925	927
[1]	Oglethorpe Power Corp.	6.191%	1/1/31	210	264
	Oglethorpe Power Corp.	5.050%	10/1/48	161	204
	Oglethorpe Power Corp.	5.250%	9/1/50	305	396
	Oracle Corp.	3.400%	7/8/24	575	616
	Oracle Corp.	3.600%	4/1/50	850	887
	Oracle Corp.	3.950%	3/25/51	1,505	1,668
	Oracle Corp.	3.850%	4/1/60	225	242
	Otis Worldwide Corp.	2.565%	2/15/30	85	89
	Otis Worldwide Corp.	3.112%	2/15/40	195	205
	PacifiCorp	2.700%	9/15/30	205	217
21

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Pennsylvania Electric Co.	3.600%	6/1/29	208	224
[1]	Penske Truck Leasing Co. LP	3.375%	2/1/22	145	146
[1]	Penske Truck Leasing Co. LP	4.250%	1/17/23	1,405	1,476
[1]	Penske Truck Leasing Co. LP	2.700%	11/1/24	170	179
[1]	Penske Truck Leasing Co. LP	3.950%	3/10/25	1,120	1,223
[1]	Penske Truck Leasing Co. LP	4.000%	7/15/25	180	198
	Pfizer Inc.	1.700%	5/28/30	275	275
[2]	PNC Bank NA	3.250%	1/22/28	910	1,008
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	225	269
	Raytheon Technologies Corp.	3.950%	8/16/25	285	316
	Raytheon Technologies Corp.	4.450%	11/16/38	725	887
[10]	Realty Income Corp.	1.750%	7/13/33	1,075	1,483
	Royalty Pharma plc	3.300%	9/2/40	315	319
	Royalty Pharma plc	3.550%	9/2/50	765	766
[2]	San Diego Gas & Electric Co.	1.700%	10/1/30	1,360	1,324
[2]	San Diego Gas & Electric Co.	4.100%	6/15/49	261	317
	Santander Holdings USA Inc.	3.700%	3/28/22	2,400	2,437
[1]	SBA Tower Trust	3.448%	3/15/23	675	687
[1]	SBA Tower Trust	1.884%	1/15/26	245	248
[1]	SBA Tower Trust	1.631%	11/15/26	540	540
[2]	SCE Recovery Funding LLC	0.861%	11/15/31	400	393
[2]	SCE Recovery Funding LLC	1.942%	5/15/38	165	162
[2]	SCE Recovery Funding LLC	2.510%	11/15/43	95	93
	Sempra Energy	3.250%	6/15/27	1,050	1,143
	Sherwin-Williams Co.	3.450%	6/1/27	2,055	2,272
	Sierra Pacific Power Co.	2.600%	5/1/26	149	158
[2]	Southern California Edison Co.	3.700%	8/1/25	30	33
[2]	Southern California Edison Co.	2.950%	2/1/51	790	722
	Southern Co.	4.400%	7/1/46	5	6
[1]	Sprint Spectrum Co. LLC	4.738%	3/20/25	755	805
[2]	SSM Health Care Corp.	3.823%	6/1/27	320	362
	Starbucks Corp.	4.500%	11/15/48	730	925
	Starbucks Corp.	3.350%	3/12/50	60	64
[2]	Sutter Health	2.294%	8/15/30	360	369
	Sysco Corp.	2.400%	2/15/30	1,495	1,541
[1]	Teachers Insurance & Annuity Association of America	4.900%	9/15/44	860	1,136
	Teledyne Technologies Inc.	2.250%	4/1/28	985	1,013
	Teledyne Technologies Inc.	2.750%	4/1/31	790	825
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	495	500
	T-Mobile USA Inc.	2.050%	2/15/28	1,975	2,009
	T-Mobile USA Inc.	4.375%	4/15/40	515	603
[2]	Toledo Hospital	5.325%	11/15/28	555	639
	Toledo Hospital	5.750%	11/15/38	205	247
	Trinity Acquisition plc	4.400%	3/15/26	1,274	1,434
[2]	Truist Bank	3.300%	5/15/26	450	495
[2]	Truist Financial Corp.	3.700%	6/5/25	970	1,070
	Union Pacific Corp.	3.600%	9/15/37	910	1,029
	Union Pacific Corp.	3.750%	2/5/70	285	324
[2]	United Airlines Pass-Through Trust Class B Series 2018-1	4.600%	3/1/26	54	56
	UnitedHealth Group Inc.	3.850%	6/15/28	820	940
	UnitedHealth Group Inc.	2.000%	5/15/30	240	244
	UnitedHealth Group Inc.	4.625%	7/15/35	75	95
	UnitedHealth Group Inc.	4.200%	1/15/47	65	80
22

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	VEREIT Operating Partnership LP	3.400%	1/15/28	535	584
	VEREIT Operating Partnership LP	2.200%	6/15/28	285	292
	VEREIT Operating Partnership LP	3.100%	12/15/29	830	893
	VEREIT Operating Partnership LP	2.850%	12/15/32	120	127
[9]	Verizon Communications Inc.	1.250%	4/8/30	1,100	1,381
	Verizon Communications Inc.	1.680%	10/30/30	307	296
[10]	Verizon Communications Inc.	3.375%	10/27/36	200	324
	Verizon Communications Inc.	4.522%	9/15/48	720	907
	Verizon Communications Inc.	5.012%	8/21/54	475	654
	Verizon Communications Inc.	2.987%	10/30/56	185	178
	VF Corp.	2.800%	4/23/27	185	198
	VF Corp.	2.950%	4/23/30	1,765	1,883
[2,6]	Wells Fargo & Co.	2.975%	5/19/26	625	523
[2]	Wells Fargo & Co.	4.100%	6/3/26	920	1,033
[2]	Wells Fargo & Co.	4.300%	7/22/27	275	315
[2]	Wells Fargo & Co.	2.879%	10/30/30	435	463
[2]	Wells Fargo & Co.	4.750%	12/7/46	800	1,021
	Welltower Inc.	4.000%	6/1/25	275	302
					204,995
Total Corporate Bonds (Cost $352,904)					368,760
Sovereign Bonds (4.5%)
Australia (0.1%)
[2,11]	Commonwealth of Australia	2.750%	11/21/27	135	110
[2,11]	Commonwealth of Australia	2.250%	5/21/28	1,195	955
[2,11]	Commonwealth of Australia	1.000%	11/21/31	2,175	1,562
					2,627
Bermuda (0.0%)
[1,2]	Bermuda	2.375%	8/20/30	200	202
[1,2]	Bermuda	3.375%	8/20/50	200	209
					411
Canada (0.4%)
[6]	City of Montreal	3.150%	12/1/36	750	649
[6]	City of Montreal	3.500%	12/1/38	410	370
[6]	City of Montreal	2.400%	12/1/41	1,000	764
[6]	City of Toronto	3.200%	8/1/48	1,000	853
[6]	Municipal Finance Authority of British Columbia	4.950%	12/1/27	2,200	2,105
[6]	Province of Ontario	2.900%	6/2/28	1,910	1,652
[2,12]	Province of Ontario	0.250%	6/28/29	985	1,114
[6]	Regional Municipality of York	2.150%	6/22/31	800	642
					8,149
Chile (0.2%)
[2]	Corp. Nacional del Cobre de Chile	3.625%	8/1/27	650	710
[2]	Republic of Chile	2.550%	7/27/33	2,215	2,257
[9]	Republic of Chile	1.250%	1/22/51	670	729
					3,696
China (0.1%)
[1,2]	State Grid Overseas Investment BVI Ltd.	2.750%	5/4/22	2,135	2,165
Colombia (0.1%)
[2]	Republic of Colombia	4.000%	2/26/24	1,350	1,421
Croatia (0.1%)
[9]	Republic of Croatia	1.500%	6/17/31	1,815	2,297
23

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Japan (1.2%)
[2,13]	Japan	0.100%	3/20/31	2,013,000	18,443
[2,13]	Japan	0.100%	6/20/31	353,200	3,233
					21,676
Mexico (0.1%)
[2]	United Mexican States	4.280%	8/14/41	2,210	2,370
Norway (0.1%)
	Equinor ASA	3.000%	4/6/27	1,545	1,677
Panama (0.2%)
[1,2]	Empresa de Transmision Electrica SA	5.125%	5/2/49	470	539
[2]	Republic of Panama	2.252%	9/29/32	2,765	2,698
					3,237
Qatar (0.2%)
[1]	Qatar Petroleum	2.250%	7/12/31	820	826
[1]	Qatar Petroleum	3.125%	7/12/41	685	707
[1,2]	State of Qatar	3.875%	4/23/23	550	581
[1,2]	State of Qatar	5.103%	4/23/48	255	344
[1,2]	State of Qatar	4.400%	4/16/50	780	968
					3,426
Romania (0.3%)
[1,9]	Republic of Romania	1.375%	12/2/29	299	353
[2,9]	Republic of Romania	2.500%	2/8/30	1,225	1,547
[2,9]	Republic of Romania	3.624%	5/26/30	1,150	1,570
[2,9]	Republic of Romania	2.124%	7/16/31	725	880
[1,9]	Republic of Romania	2.000%	4/14/33	410	482
					4,832
Saudi Arabia (0.2%)
[1,2]	Kingdom of Saudi Arabia	2.875%	3/4/23	2,020	2,088
[1,2]	Saudi Arabian Oil Co.	2.875%	4/16/24	500	524
[1,2]	Saudi Arabian Oil Co.	3.500%	4/16/29	680	741
					3,353
Singapore (0.0%)
[1,2]	Temasek Financial I Ltd.	3.625%	8/1/28	510	581
Spain (0.1%)
[1,9]	Kingdom of Spain	0.600%	10/31/29	1,050	1,294
Supranational (0.8%)
[2,9]	European Union	0.000%	7/4/35	4,825	5,592
[2,9]	European Union	0.200%	6/4/36	5,100	6,027
[2,9]	European Union	0.100%	10/4/40	2,175	2,459
					14,078
United Arab Emirates (0.1%)
[2]	Emirate of Abu Dhabi	3.125%	10/11/27	1,235	1,368
United Kingdom (0.2%)
[10]	United Kingdom	0.625%	6/7/25	700	975
[10]	United Kingdom	1.250%	7/22/27	655	944
[10]	United Kingdom	3.500%	1/22/45	735	1,513
					3,432
Total Sovereign Bonds (Cost $80,213)					82,090
24

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Taxable Municipal Bonds (0.6%)
United States (0.6%)
	Broward County FL Airport System Revenue	3.477%	10/1/43	100	106
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.300%	12/1/21	20	20
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	805	1,165
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	55	79
	Dallas/Fort Worth International Airport Revenue	3.089%	11/1/40	90	93
	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	4.094%	1/15/49	55	59
[14]	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	3.924%	1/15/53	405	432
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	747	1,143
	Grand Parkway Transportation Corp. Texas System Toll Revenue	3.236%	10/1/52	290	301
	Illinois GO	5.100%	6/1/33	1,345	1,598
[15]	Kansas Development Finance Authority Revenue	2.774%	5/1/51	475	475
[14]	Kansas Development Finance Authority Revenue (Employees Retirement System)	5.371%	5/1/26	520	586
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	3.395%	10/15/40	175	188
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.200%	11/15/26	20	23
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.668%	11/15/39	170	248
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.814%	11/15/40	805	1,185
	New York Metropolitan Transportation Authority Revenue (Climate Bond Certified)	5.175%	11/15/49	445	613
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.110%	2/15/39	285	317
[16]	Philadelphia PA Authority for Industrial Development Revenue	6.550%	10/15/28	635	828
	Port Authority of New York & New Jersey Revenue	3.175%	7/15/60	295	301
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	305	419
	Sales Tax Securitization Corp. Illinois Revenue	4.787%	1/1/48	650	838
	State of Connecticut GO	2.000%	7/1/23	190	196
	State of Connecticut GO	5.770%	3/15/25	275	324
Total Taxable Municipal Bonds (Cost $10,400)					11,537
25

Global Wellington Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (4.0%)
Money Market Fund (4.0%)
[17]	Vanguard Market Liquidity Fund (Cost $73,278)	0.068%	732,990	73,299
Total Investments (100.7%) (Cost $1,518,281)				1,837,613
Other Assets and Liabilities—Net (-0.7%)				(13,320)
Net Assets (100%)				1,824,293
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, the aggregate value was $128,285,000, representing 7.0% of net assets.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2021.
5	Securities with a value of $963,000 have been segregated as initial margin for open futures contracts.
6	Face amount denominated in Canadian dollars.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Security value determined using significant unobservable inputs.
9	Face amount denominated in euro.
10	Face amount denominated in British pounds.
11	Face amount denominated in Australian dollars.
12	Face amount denominated in Swiss francs.
13	Face amount denominated in Japanese yen.
14	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
15	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
16	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
17	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
26

Global Wellington Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2021	93	11,506	22
Euro-Bobl	September 2021	72	11,475	29
Euro-BTP	September 2021	11	1,991	38
Euro-Buxl	September 2021	14	3,513	125
Euro-OAT	September 2021	17	3,235	55
Euro-Schatz	September 2021	110	14,583	15
Long Gilt	December 2021	18	3,174	(23)
				261

Short Futures Contracts
10-Year U.S. Treasury Note	December 2021	(220)	(29,360)	(25)
Euro-Bund	September 2021	(85)	(17,609)	(146)
Ultra 10-Year U.S. Treasury Note	December 2021	(138)	(20,426)	(16)
				(187)
				74

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Goldman Sachs International	9/30/21	EUR	5,250	USD	6,198	5	—
Goldman Sachs International	9/30/21	USD	6,495	AUD	8,957	—	(58)
Bank of America, N.A.	9/30/21	USD	405	AUD	555	—	(1)
Bank of America, N.A.	9/29/21	USD	13,992	CAD	17,721	—	(53)
Bank of America, N.A.	9/29/21	AUD	900	CAD	824	5	—
Goldman Sachs International	9/30/21	USD	3,052	CHF	2,784	9	—
J.P. Morgan Securities LLC	9/30/21	USD	125,569	EUR	106,852	—	(671)
J.P. Morgan Securities LLC	9/30/21	GBP	2,624	EUR	3,065	—	(13)
J.P. Morgan Securities LLC	9/30/21	USD	33,036	GBP	24,057	—	(41)
27

Global Wellington Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
J.P. Morgan Securities LLC	9/30/21	USD	20,701	JPY	2,272,473	39	—
Goldman Sachs International	9/30/21	AUD	4,608	JPY	366,900	36	—
Bank of America, N.A.	9/30/21	GBP	1,169	JPY	176,157	6	—
Bank of America, N.A.	9/30/21	USD	529	SEK	4,600	—	(4)
Goldman Sachs International	9/30/21	USD	450	TWD	12,415	2	—
						102	(841)
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
SEK—Swedish krona.
TWD—Taiwanese dollar.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.
28

Global Wellington Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,445,003)	1,764,314
Affiliated Issuers (Cost $73,278)	73,299
Total Investments in Securities	1,837,613
Investment in Vanguard	61
Cash	15
Foreign Currency, at Value (Cost $18,991)	18,995
Receivables for Investment Securities Sold	16,053
Receivables for Accrued Income	6,544
Receivables for Capital Shares Issued	1,356
Variation Margin Receivable—Futures Contracts	37
Unrealized Appreciation—Forward Currency Contracts	102
Total Assets	1,880,776
Liabilities
Payables for Investment Securities Purchased	53,760
Payables for Capital Shares Redeemed	1,219
Payables to Investment Advisor	534
Payables to Vanguard	129
Unrealized Depreciation—Forward Currency Contracts	841
Total Liabilities	56,483
Net Assets	1,824,293
At August 31, 2021, net assets consisted of:

Paid-in Capital	1,478,072
Total Distributable Earnings (Loss)	346,221
Net Assets	1,824,293

Investor Shares—Net Assets
Applicable to 9,450,072 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	247,422
Net Asset Value Per Share—Investor Shares	$26.18

Admiral Shares—Net Assets
Applicable to 48,170,140 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,576,871
Net Asset Value Per Share—Admiral Shares	$32.74
29

Global Wellington Fund
See accompanying Notes, which are an integral part of the Financial Statements.
30

Global Wellington Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends[1]	23,097
Interest[2]	9,399
Securities Lending—Net	30
Total Income	32,526
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,317
Performance Adjustment	(414)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	579
Management and Administrative—Admiral Shares	2,149
Marketing and Distribution—Investor Shares	18
Marketing and Distribution—Admiral Shares	52
Custodian Fees	45
Auditing Fees	36
Shareholders’ Reports—Investor Shares	8
Shareholders’ Reports—Admiral Shares	13
Trustees’ Fees and Expenses	1
Total Expenses	4,804
Net Investment Income	27,722
Realized Net Gain (Loss)
Investment Securities Sold[2]	35,255
Futures Contracts	142
Forward Currency Contracts	1,870
Foreign Currencies	578
Realized Net Gain (Loss)	37,845
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	201,624
Futures Contracts	(94)
Forward Currency Contracts	779
Foreign Currencies	(387)
Change in Unrealized Appreciation (Depreciation)	201,922
Net Increase (Decrease) in Net Assets Resulting from Operations	267,489
1	Dividends are net of foreign withholding taxes of $1,316,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $53,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
31

Global Wellington Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,722	24,282
Realized Net Gain (Loss)	37,845	(7,459)
Change in Unrealized Appreciation (Depreciation)	201,922	57,999
Net Increase (Decrease) in Net Assets Resulting from Operations	267,489	74,822
Distributions
Investor Shares	(3,249)	(3,574)
Admiral Shares	(22,988)	(19,722)
Total Distributions	(26,237)	(23,296)
Capital Share Transactions
Investor Shares	34,322	(728)
Admiral Shares	238,122	257,012
Net Increase (Decrease) from Capital Share Transactions	272,444	256,284
Total Increase (Decrease)	513,696	307,810
Net Assets
Beginning of Period	1,310,597	1,002,787
End of Period	1,824,293	1,310,597
See accompanying Notes, which are an integral part of the Financial Statements.
32

Global Wellington Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Oct. 18, 2017[1] to August 31, 2018	Year Ended August 31,
		2021	2020	2019
Net Asset Value, Beginning of Period	$22.29	$21.41	$20.51	$20.00
Investment Operations
Net Investment Income[2]	.410	.430	.443	.392
Net Realized and Unrealized Gain (Loss) on Investments	3.871	.874	.920	.379
Total from Investment Operations	4.281	1.304	1.363	.771
Distributions
Dividends from Net Investment Income	(.391)	(.389)	(.426)	(.261)
Distributions from Realized Capital Gains	—	(.035)	(.037)	—
Total Distributions	(.391)	(.424)	(.463)	(.261)
Net Asset Value, End of Period	$26.18	$22.29	$21.41	$20.51
Total Return[3]	19.36%	6.22%	6.80%	3.88%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$247	$181	$176	$172
Ratio of Total Expenses to Average Net Assets[4]	0.42%	0.44%	0.46%	0.46%[5,6]
Ratio of Net Investment Income to Average Net Assets	1.68%	2.01%	2.19%	2.32%[5]
Portfolio Turnover Rate	68%[7]	58%[7]	54%	44%
1	Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), and 0.01%. Performance-based investment advisory fees did not apply before fiscal year 2019.
5	Annualized.
6	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.45%.
7	Includes 20% and 10%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Wellington Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Oct.18, 2017[1] to August 31, 2018	Year Ended August 31,
		2021	2020	2019
Net Asset Value, Beginning of Period	$27.87	$26.76	$25.65	$25.00
Investment Operations
Net Investment Income[2]	.554	.564	.583	.511
Net Realized and Unrealized Gain (Loss) on Investments	4.842	1.104	1.132	.480
Total from Investment Operations	5.396	1.668	1.715	.991
Distributions
Dividends from Net Investment Income	(.526)	(.514)	(.559)	(.341)
Distributions from Realized Capital Gains	—	(.044)	(.046)	—
Total Distributions	(.526)	(.558)	(.605)	(.341)
Net Asset Value, End of Period	$32.74	$27.87	$26.76	$25.65
Total Return[3]	19.53%	6.38%	6.85%	3.99%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,577	$1,129	$826	$715
Ratio of Total Expenses to Average Net Assets[4]	0.29%	0.34%	0.36%	0.36%[5,6]
Ratio of Net Investment Income to Average Net Assets	1.81%	2.11%	2.29%	2.42%[5]
Portfolio Turnover Rate	68%[7]	58%[7]	54%	44%
1	Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $25.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), and 0.01%. Performance-based investment advisory fees did not apply before fiscal year 2019.
5	Annualized.
6	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.35%.
7	Includes 20% and 10%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Wellington Fund
Notes to Financial Statements
Vanguard Global Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
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Global Wellington Fund
3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented 2% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset
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Global Wellington Fund
(liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended August 31, 2021, the fund’s average investment in forward currency contracts represented 11% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
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Global Wellington Fund
8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
9. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
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Global Wellington Fund
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the Global Wellington Composite Index, comprising the FTSE Developed Index and the Bloomberg Fixed Income Composite Index, for the preceding three years. For the year ended August 31, 2021, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets before a net decrease of $414,000 (0.03%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $61,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
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Global Wellington Fund
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	714,168	—	—	714,168
Common Stocks—Other	53,262	419,941	—	473,203
U.S. Government and Agency Obligations	—	92,104	—	92,104
Asset-Backed/Commercial Mortgage-Backed Securities	—	19,602	2,850	22,452
Corporate Bonds	—	368,760	—	368,760
Sovereign Bonds	—	82,090	—	82,090
Taxable Municipal Bonds	—	11,537	—	11,537
Temporary Cash Investments	73,299	—	—	73,299
Total	840,729	994,034	2,850	1,837,613

Derivative Financial Instruments
Assets
Futures Contracts[1]	284	—	—	284
Forward Currency Contracts	—	102	—	102
Total	284	102	—	386
Liabilities
Futures Contracts[1]	210	—	—	210
Forward Currency Contracts	—	841	—	841
Total	210	841	—	1,051
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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Global Wellington Fund
E.  At August 31, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	284	—	284
Unrealized Appreciation—Forward Currency Contracts	—	102	102
Total Assets	284	102	386

Unrealized Depreciation—Futures Contracts[1]	210	—	210
Unrealized Depreciation—Forward Currency Contracts	—	841	841
Total Liabilities	210	841	1,051
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	142	—	142
Forward Currency Contracts	—	1,870	1,870
Realized Net Gain (Loss) on Derivatives	142	1,870	2,012

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(94)	—	(94)
Forward Currency Contracts	—	779	779
Change in Unrealized Appreciation (Depreciation) on Derivatives	(94)	779	685
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,457
Total Distributable Earnings (Loss)	(1,457)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the recognition of unrealized gains or losses from certain derivative
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Global Wellington Fund
contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	15,875
Undistributed Long-Term Gains	11,542
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	318,804
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	26,237	23,296
Long-Term Capital Gains	—	—
Total	26,237	23,296
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,518,854
Gross Unrealized Appreciation	336,692
Gross Unrealized Depreciation	(17,933)
Net Unrealized Appreciation (Depreciation)	318,759
G.  During the year ended August 31, 2021, the fund purchased $674,830,000 of investment securities and sold $445,908,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $590,223,000 and $559,780,000, respectively.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $0 and sales were $1,095,000, resulting in net realized gain (loss) of $231,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Global Wellington Fund
H.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	101,873	4,118	69,272	3,217
Issued in Lieu of Cash Distributions	2,906	120	3,177	151
Redeemed	(70,457)	(2,920)	(73,177)	(3,475)
Net Increase (Decrease)—Investor Shares	34,322	1,318	(728)	(107)
Admiral Shares
Issued	498,135	16,206	572,797	21,800
Issued in Lieu of Cash Distributions	20,433	673	17,237	659
Redeemed	(280,446)	(9,226)	(333,022)	(12,820)
Net Increase (Decrease)—Admiral Shares	238,122	7,653	257,012	9,639
I.  Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
43

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Global Wellington Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Wellington Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2021 and for the period October 18, 2017 (inception) through August 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the three years in the period ended August 31, 2021 and for the period October 18, 2017 (inception) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
44

Special 2021 tax information (unaudited) for Vanguard Global Wellington Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $857,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100.0% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $21,274,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $125,000 of qualified business income to shareholders during the fiscal year.
For corporate shareholders, 28.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Global Wellington Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
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BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays Fixed Income Composite Index, which is composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Wellington Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Global Wellington Fund. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Global Wellington Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Wellington Fund or the owners of the Global Wellington Fund.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Wellington Fund. Investors acquire the Global Wellington Fund from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Global Wellington Fund. The Global Wellington Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Wellington Fund or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Wellington Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Wellington Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Wellington Fund or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Wellington Fund.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Wellington Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Global Wellington Fund, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE VANGUARD GLOBAL WELLINGTON FUND.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. McIsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

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All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q15670 102021

Annual Report  |  August 31, 2021
Vanguard Global Wellesley® Income Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2021, Vanguard Global Wellesley Income Fund returned 10.83% for Investor Shares and 10.96% for Admiral Shares. Its composite benchmark index returned 11.45%.
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically.
•	Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound. As the 12-month period reflects the recovery in stocks that followed the sharp contraction, results were excellent. Bond returns were dampened by rising bond yields across much of the developed world, and notably in the United States.
•	The fund’s stock portfolio underperformed its benchmark. Relative performance was hampered most by stock selection in financials, consumer discretionary, and energy. By region, North America and the Pacific were the biggest relative detractors. The fixed income portfolio outperformed its benchmark, thanks in part to selection among industrial companies, particularly consumer noncyclical and consumer cyclical. Selection among financial securities detracted.
•	The fund regularly uses derivatives to hedge portfolio risks. Its holdings of forward currency contracts had a positive impact on performance over the period.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
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Advisor’s Report
Vanguard Global Wellesley Income Fund returned 10.83% for Investor Shares and 10.96% for Admiral Shares for the fiscal year ended August 31, 2021. The fund underperformed the 11.45% return of its composite benchmark, which is weighted 65% Bloomberg Fixed Income Composite Index—comprising 80% Bloomberg Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Global Aggregate Securitized Index (USD Hedged)—and 35% FTSE Developed High Dividend Yield Index (net of tax).
Investment environment
Global equity markets rose over the 12 months. The Standard & Poor’s 500 Index returned 31.17%, the FTSE Developed Index (net of tax) returned 30.06%, and the MSCI EAFE Index Gross returned 26.65%.
At the end of 2020, markets rebounded sharply after two COVID-19 vaccines demonstrated high efficacy in Phase 3 trials, fueling optimism that the pandemic could be alleviated in the near term. The European Central Bank (ECB) expanded its massive monetary stimulus program by €500 billion as new lockdown measures weighed on the euro zone’s economic recovery. The United Kingdom and European Union agreed to a trade deal, setting the terms for a post-Brexit future.
In the first quarter of 2021, global equities continued to advance amid the accelerating global rollout of vaccines and a favorable outlook for global growth. Massive stimulus measures combined with pent-up savings and significant global supply-chain disruptions fueled expectations for higher inflation, which increased concerns that central banks might have to tighten monetary policy to an extent that could impair equity markets. Global equities rose over the second quarter even though the global decline in COVID cases reversed course as the highly infectious Delta variant spread rapidly, disrupting plans to lift lockdowns in many countries and reopen economies.
U.S. fixed income market returns were mixed for the 12 months, led by lower-quality sectors. The Bloomberg U.S. Aggregate Index returned –0.08%, driven by rising U.S. Treasury yields. Global fixed income markets, as measured by the Bloomberg Global Aggregate Securitized-Credit-Treasury Hedged to USD, returned 1.99%. Yields rose significantly in the first quarter of 2021, following an improving growth outlook and reinforced reflation narrative, offsetting price appreciation from spread compressions.
Spread sectors generally outperformed government bonds of equivalent duration. Early in the period, encouraging vaccine trials and easing of COVID restrictions leading to improved economic data drove spread tightening. Spreads later continued to tighten as central banks maintained easy monetary policy to support the recovery, vaccine distribution picked up pace, and credit fundamentals generally

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improved. Investment-grade corporate bonds generated positive excess return of 5.33% and high-yield corporate spreads 10.80%.
Global central banks maintained highly accommodative policy stances, though by the end of the period, the synchronized monetary policies in place since the pandemic’s onset showed signs of diverging. At the start of the period, the Federal Reserve extended its emergency liquidity provisions; by the end, it had fully exited all Secondary Market Corporate Credit Facility bond holdings and discussed appropriate timing to begin tapering its large-scale Treasury and mortgage-backed securities (MBS) purchases. The Fed moved up its forecast for raising interest rates, signaling that hikes could begin in 2023. The ECB, after expanding its pace of quantitative easing purchases in late 2020 and the first quarter of 2021, reduced it by the end of the period.
Globally, economic activity dropped off sharply in the aftermath of COVID shutdowns. Global GDP growth continued to recover during the latter part of the period as vaccination progress enabled economies to reopen, though GDP contracted further in Europe and Japan. The U.S. labor market improved further, while the housing market remained resilient amid record-low supply. The Eurozone Manufacturing Purchasing Managers’ Index jumped to a record high amid skyrocketing input prices and significant supply bottlenecks. Euro-area consumer and business confidence indicators improved as lockdowns eased. In China, manufacturing data rebounded from record lows, and robust shipments bolstered exports.
Absolute returns were mixed for fixed income sectors over the period. On an excess return basis, BBB-rated bonds led with an excess return of 6.85%, followed by A at 3.75%, AA at 3.51%, and AAA at –0.06%.
The fund’s shortfalls
The fund’s equity portfolio under- performed its benchmark, the FTSE Developed High Dividend Yield Index (net of tax), driven by weak stock selection in financials, consumer discretionary, and energy. Overweight allocations to communication services and real estate and an underweighting of materials also detracted. Key relative detractors included Sands China (consumer discretionary, Hong Kong), FMC (materials, U.S.), and Progressive (financials, U.S.).
In the fixed income portfolio, an underweight credit spread duration position detracted from relative returns as spreads tightened over the period. Security selection in financials—particularly banks—also detracted from returns.
The fund’s successes
Sector allocation added to relative returns for the equity portfolio. Underweight allocations to consumer staples and health care and an overweighting of consumer discretionary helped. Strong selection in utilities, health care, and real
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estate also contributed. Top relative contributors included Bank of America (financials, U.S.), Taiwan Semiconductor Manufacturing (information technology, Taiwan), and ENN Energy Holdings (utilities, China).
In the fixed income portfolio, an overweighting of and selection in industrial sectors, particularly consumer non-cyclical and consumer cyclical, contributed to outperformance. An underweighting of supranational bonds and selection in local authority bonds also helped. Within the securitized sectors, an underweighing of and selection in mortgage-backed pass-throughs contributed.
The fund’s positioning and outlook
In the fixed income portfolio, we maintain a modestly procyclical risk posture. Our base case is for an improving economy supported by pent-up demand and household savings, although growth is likely peaking as fiscal stimulus recedes. In the U.S., we expect about $500 billion to $3 trillion in traditional infrastructure investment, which has bipartisan support; up to $1.5 trillion in additional social infrastructure is possible but more controversial and likely to be largely offset by higher taxes. We are biased to higher rates this year and next based on improving macroeconomic conditions and higher inflation. In the meantime, we expect the Fed's policy trajectory to be far more uncertain than in previous cycles given questions about the durability of higher inflation. The risk case is that persistent inflation could challenge the
Fed's policy path and/or the market's perception of its control of inflation. With that in mind, we have positioned the fixed income portfolio with a small underweight duration position.
Credit remains the portfolio’s main investment focus despite fiscal and monetary support that has resulted in substantial spread compression. Room for further spread tightening is more limited, but spreads still offer attractive carry, and any spread widening is likely an opportunity for long-term investors. Credit fundamentals have rebounded from COVID stresses and should remain supportive into 2022. Corporate fundamentals are strong, but cheap financing conditions raise the risk of aggressive merger-and-acquisition and shareholder-friendly behavior that is especially impactful for industrial issuers. Although valuations are tight to historical ranges, the technical environment for credit products remains robust given the global search for yield and excess global liquidity.
We prefer U.S. dollar-denominated credits to euro- and sterling-denominated credits. U.S. fixed income still looks attractive to foreign buyers relative to their local opportunity set. Higher all-in yields have generated demand from domestic insurers and pension funds. We continue to prefer less-cyclical sectors like communications and the strong capitalization and lower event risk inherent in owning global banks. Cyclical sectors appear rich within investment-grade credit and, despite generally clean balance
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sheets, seem priced for perfection. Although we reduced some taxable municipal exposure on recent outperformance, we like the sector longer-term and remain overweight. Although spreads at most credit curve regions are near historical tightness, we view the 7–10 year part of the curve as most attractive from a roll-down perspective.
We are overweight in government bonds as they remain a source of liquidity for the portfolio and as risk asset valuations warrant a less aggressive risk stance. We are underweight in agency MBS as Fed purchases continue to keep spreads tight and given heightened risks around Fed tapering. We hold an out-of-benchmark allocation in collateralized mortgage obligations, which are expected to earn their income through stable cash flows.
Our view on the securitized sectors is positive. Housing fundamentals remain strong, which supports mortgage credit performance. Investment-grade-rated credit risk transfer securities are beneficiaries and valuations have lagged other sectors, presenting some opportunity. Collateralized loan obligations (CLOs) present a compelling valuation opportunity relative to other credit sectors, and fundamentals have been supported by better bank loan credit metrics as upgrades outpaced downgrades and default expectations continued to decline. Strong structural support and floating rate coupons also benefited our CLO holdings. While U.S. consumer fundamentals continue to hold up well, supported by fiscal stimulus, and traditional asset-backed security sectors such as auto loans and credit cards remain well-protected, valuations are less attractive than other securitized sectors and focus more on select opportunities such as whole business securitizations.
Equity markets were fueled by a sharp increase in global growth, fiscal and monetary stimulus, strong corporate earnings, and accelerating vaccine rollouts. As the market became more captivated with procyclical and reopening themes, we increased our holdings in health care, utilities, and defensive stocks. We believe that the stocks we added to in these areas are attractive in terms of a relative risk/return. These businesses are highly cash generative, resilient to most macroeconomic outcomes, trade at low relative valuations, and offer attractive compounding of value and return of capital to shareholders. Such companies align with the portfolio’s objectives, and we expect that a longer-term lens should serve the fund's shareholders well.
As the market swings between growth and value, we adhere to our philosophy and process and remain focused on investing in attractively valued companies that generate the necessary free cash flow to pay sustainable and appealing dividends. While the broader market’s view on risks such as elevated debt levels and further COVID mutations has remained highly optimistic, we are keeping a keen eye on such risks and making sure we invest in resilient companies that can sustain their
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long-term ability and willingness to pay dividends.
Over the 12 months, we made a few changes to the equity portfolio’s overall positioning. We moved from an underweight to an overweight allocation in health care and decreased our exposure to communication services and consumer discretionary. These investment decisions stem from bottom-up risk/return considerations at the individual stock level.
By region, the equity portfolio’s largest allocations are to North America and Europe. In Europe, the portfolio is most overweight in euro zone countries, including France and Greece. The largest overweight position is in emerging markets and the largest underweight in Asia Pacific ex-Japan. This positioning is a function of bottom-up analysis and domicile of global companies, rather than specific views of local economies.
At the end of the period, the equity portfolio’s largest overweights by sector were in communication services, real estate, and utilities, where we have found numerous attractively valued companies that present good absolute upside and reasonable downside protection through an economic cycle. The largest underweights were in consumer staples, materials, and industrials. During the period, we initiated new positions in Duke Energy, Bureau Veritas, Chubb, and Rio Tinto. We eliminated our holdings in Emerson Electric, VF, Galp Energia, E. ON, and Guangdong Investment.
Loren L. Moran, CFA
Senior Managing Director and
Fixed Income Portfolio Manager
Andre J. Desautels, CFA
Senior Managing Director and
Equity Portfolio Manager
Wellington Management Company llp
September 17, 2021
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended August 31, 2021
	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Global Wellesley Income Fund
Investor Shares	$1,000.00	$1,062.10	$2.08
AdmiralTM Shares	1,000.00	1,063.10	1.30
Based on Hypothetical 5% Yearly Return
Global Wellesley Income Fund
Investor Shares	$1,000.00	$1,023.19	$2.04
Admiral Shares	1,000.00	1,023.94	1.28
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.25% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

Global Wellesley Income Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 2, 2017, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Since Inception (11/2/2017)	Final Value of a $10,000 Investment
Global Wellesley Income Fund Investor Shares	10.83%	5.40%	$12,228
Global Wellesley Income Composite Index	11.45	5.86	12,437
Bloomberg Global Aggregate Bond Index	0.52	3.51	11,412
FTSE Developed Net Tax Index	30.06	14.03	16,526
Global Wellesley Income Composite Index: Weighted 65% Bloomberg Fixed Income Composite Index (composed of 80% Bloomberg Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Global Aggregate Securitized Index (USD Hedged)), and 35% FTSE Developed High Dividend Yield Index (net of tax).
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
9

Global Wellesley Income Fund
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Since Inception (11/2/2017)	Final Value of a $50,000 Investment
Global Wellesley Income Fund Admiral Shares	10.96%	5.51%	$61,387
Global Wellesley Income Composite Index	11.45	5.86	62,185
Bloomberg Global Aggregate Bond Index	0.52	3.51	57,060
FTSE Developed Net Tax Index	30.06	14.03	82,630
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
10

Global Wellesley Income Fund
Fund Allocation
As of August 31, 2021

United States	49.7%
United Kingdom	8.6
France	7.1
Japan	4.9
Canada	4.9
Switzerland	3.4
Germany	2.7
Supranational	1.5
Norway	1.4
Australia	1.4
Ireland	1.4
Netherlands	1.4
Cayman Islands	1.3
Taiwan	1.2
United Arab Emirates	1.0
Other	8.1
The table reflects the fund’s investments, except for short-term investments and derivatives.
11

Global Wellesley Income Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (37.3%)
Australia (0.3%)
	Rio Tinto plc	26,996	1,997
Canada (3.2%)
	Bank of Nova Scotia	91,574	5,672
	Royal Bank of Canada	44,432	4,564
	TC Energy Corp.	93,028	4,417
	Enbridge Inc.	95,041	3,740
			18,393
China (0.7%)
	ENN Energy Holdings Ltd.	192,800	3,815
France (4.0%)
	AXA SA	227,834	6,401
	TotalEnergies SE	104,182	4,608
	Bureau Veritas SA	126,533	4,205
	Vinci SA	37,157	3,987
	Nexity SA	71,525	3,694
			22,895
Germany (0.6%)
	Volkswagen AG Preference Shares	15,574	3,704
Greece (0.7%)
	Hellenic Telecommunications Organization SA	193,824	3,815
Hong Kong (0.8%)
	AIA Group Ltd.	201,200	2,403
*	Sands China Ltd.	731,600	2,350
			4,753
Japan (2.4%)
	Tokio Marine Holdings Inc.	94,500	4,624
	Mitsubishi UFJ Financial Group Inc.	637,500	3,459
	KDDI Corp.	106,000	3,240
	Isuzu Motors Ltd.	189,900	2,400
			13,723
Netherlands (0.6%)
	Koninklijke KPN NV	1,161,807	3,722
Norway (0.7%)
	DNB Bank ASA	205,438	4,336
12

Global Wellesley Income Fund
				Shares	Market Value• ($000)
Spain (0.5%)
	Industria de Diseno Textil SA			90,518	3,092
Switzerland (2.3%)
	Novartis AG (Registered)			58,765	5,435
	UBS Group AG (Registered)			259,857	4,335
	Nestle SA (Registered)			26,020	3,286
					13,056
Taiwan (1.1%)
	Taiwan Semiconductor Manufacturing Co. Ltd.			296,000	6,493
United Kingdom (3.1%)
	AstraZeneca plc			52,888	6,185
	BAE Systems plc			573,388	4,480
	National Grid plc			346,200	4,478
	Standard Chartered plc			463,772	2,892
					18,035
United States (16.3%)
	Pfizer Inc.			150,022	6,912
	Philip Morris International Inc.			63,374	6,528
	Bank of America Corp.			151,021	6,305
	Cisco Systems Inc.			100,077	5,907
	Comcast Corp. Class A			88,431	5,366
	Anthem Inc.			13,962	5,238
	Microsoft Corp.			16,352	4,936
	Progressive Corp.			48,706	4,692
	Verizon Communications Inc.			79,273	4,360
	Duke Energy Corp.			40,154	4,203
	Lockheed Martin Corp.			10,635	3,826
	Exelon Corp.			72,991	3,578
	Texas Instruments Inc.			18,702	3,570
	Medtronic plc			26,277	3,507
	TJX Cos. Inc.			47,387	3,446
	Boston Properties Inc.			28,054	3,170
	Chubb Ltd.			15,029	2,764
	Kellogg Co.			43,381	2,739
	Edison International			46,288	2,677
	Home Depot Inc.			8,120	2,649
	Medical Properties Trust Inc.			129,179	2,646
	FMC Corp.			27,292	2,555
	Merck & Co. Inc.			33,458	2,552
					94,126
Total Common Stocks (Cost $174,673)					215,955
		Coupon	Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (7.6%)
[1,2]	Fannie Mae Pool	3.070%	2/1/25	125	134
[1,2]	Fannie Mae REMICS	2.000%	9/25/40	87	89
[1,2]	Fannie Mae REMICS	2.500%	5/25/45–3/25/53	685	709
[1,2]	Fannie Mae REMICS	3.000%	2/25/49	112	117
[1,2]	Fannie Mae REMICS	3.500%	6/25/44–2/25/48	621	656
[1,2]	Freddie Mac REMICS	1.750%	9/15/42	924	941
13

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac REMICS	3.500%	9/15/40–11/15/40	84	85
[1,2]	Freddie Mac REMICS	4.000%	12/15/39–8/15/40	857	931
[1,3]	Ginnie Mae II Pool	2.000%	9/15/51–10/15/51	1,175	1,198
[1,3]	Ginnie Mae II Pool	2.500%	9/15/51–10/15/51	1,225	1,269
[1]	Ginnie Mae REMICS	2.750%	9/20/44	140	144
[1,2,3]	UMBS Pool	1.500%	9/25/36–10/25/36	1,000	1,015
[1,2,3]	UMBS Pool	2.000%	9/25/36–10/25/51	2,600	2,640
[1,2,3]	UMBS Pool	2.500%	9/25/36–10/25/51	7,150	7,419
[1,2,3]	UMBS Pool	3.000%	9/25/51–10/25/51	4,100	4,287
	United States Treasury Note/Bond	0.125%	7/31/23	500	499
	United States Treasury Note/Bond	0.250%	5/15/24	4,475	4,462
[4]	United States Treasury Note/Bond	0.375%	4/15/24–8/15/24	3,045	3,048
	United States Treasury Note/Bond	0.625%	7/31/26	740	735
	United States Treasury Note/Bond	0.750%	4/30/26	1,345	1,346
	United States Treasury Note/Bond	0.875%	6/30/26	845	850
	United States Treasury Note/Bond	1.250%	4/30/28	160	162
	United States Treasury Note/Bond	1.375%	8/15/50	585	512
	United States Treasury Note/Bond	1.625%	5/15/31–11/15/50	830	799
	United States Treasury Note/Bond	1.875%	2/15/41–2/15/51	1,420	1,418
	United States Treasury Note/Bond	2.000%	8/15/51	875	891
	United States Treasury Note/Bond	2.250%	5/15/41	4,810	5,147
	United States Treasury Note/Bond	2.375%	5/15/51	2,035	2,248
Total U.S. Government and Agency Obligations (Cost $43,234)					43,751
Asset-Backed/Commercial Mortgage-Backed Securities (2.4%)
Bermuda (0.0%)
[1,5]	START Ireland Series 2019-1	4.089%	3/15/44	151	152
Canada (0.1%)
[1,5]	Chesapeake Funding II LLC Series 2018-2A	3.230%	8/15/30	213	214
[1,5,6]	Ford Auto Securitization Trust Series 2019-AA	2.354%	6/15/23	382	305
					519
Cayman Islands (1.3%)
[1,3,5,7,8]	BlueMountain CLO XXXII Ltd. Series 2021-32A, 3M USD LIBOR + 1.170%	1.290%	10/15/34	470	470
[1,5,8]	Columbia Cent CLO 31 Ltd. Series 2021-31A, 3M USD LIBOR + 1.550%	1.684%	4/20/34	340	338
[1,5,8]	KKR CLO 16 Ltd., 3M USD LIBOR + 1.250%	1.384%	1/20/29	327	327
[1,3,5,8]	KKR CLO 16 Ltd., 3M USD LIBOR + 1.210%	1.330%	10/20/34	435	435
[1,5,8]	Madison Park Funding XI Ltd. Series 2013-11A, 3M USD LIBOR + 1.450%	1.588%	7/23/29	300	300
[1,5,8]	Madison Park Funding XVIII Ltd. Series 2015-18A, 3M USD LIBOR + 1.190%	1.324%	10/21/30	875	875
[1,5,8]	Madison Park Funding XXX Ltd. Series 2018-30A, 3M USD LIBOR + 0.750%	0.876%	4/15/29	1,566	1,564
[1,5,8]	Magnetite VII Ltd. Series 2012-7A, 3M USD LIBOR + 0.800%	0.926%	1/15/28	1,492	1,491
[1,5,8]	Rockland Park CLO Ltd. Series 2021-1A, 3M USD LIBOR + 1.120%	1.251%	4/20/34	475	475
[1,5,8]	Rockland Park CLO Ltd. Series 2021-1A, 3M USD LIBOR + 1.650%	1.781%	4/20/34	475	475
[1,3,5,7,8]	RR 18 Ltd. Series 2021-18A, 3M USD LIBOR + 1.600%	1.720%	10/15/34	350	350
[1,3,5,8]	Sound Point CLO XXXI Ltd. Series 2021-3A, 3M USD LIBOR + 1.650%	1.770%	10/25/34	250	250
					7,350
14

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States (1.0%)
[1,5]	Aligned Data Centers Issuer LLC Series 2021-1A	1.937%	8/15/46	740	743
[1,5]	Angel Oak Mortgage Trust I LLC Series 2018-3	3.649%	9/25/48	121	122
[1,5]	Castlelake Aircraft Structured Trust Series 2019-1A	3.967%	4/15/39	190	190
[1,5]	CF Hippolyta LLC Series 2020-1	1.690%	7/15/60	529	540
[1,5]	DB Master Finance LLC Series 2019-1A	3.787%	5/20/49	127	128
[1,5]	DB Master Finance LLC Series 2019-1A	4.021%	5/20/49	113	118
[1,5]	Domino's Pizza Master Issuer LLC Series 2021-1A	2.662%	4/25/51	314	327
[1,5]	Domino's Pizza Master Issuer LLC Series 2021-1A	3.151%	4/25/51	439	468
[1]	Ford Credit Auto Lease Trust Series 2021-A	0.780%	9/15/25	180	180
[1,2,5]	Freddie Mac STACR REMIC Trust Series 2021-DNA1	0.700%	1/25/51	230	230
[1,2,8]	Freddie Mac Structured Agency Credit Risk Debt Notes, 1M USD LIBOR + 5.000%	5.084%	12/25/28	233	243
[1,2,8]	Freddie Mac Structured Agency Credit Risk Debt Notes, 1M USD LIBOR + 2.500%	2.584%	3/25/30	615	629
[1,5]	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	59	59
[1]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	247	266
[1,5]	SoFi Consumer Loan Program Trust Series 2019-3	2.900%	5/25/28	69	69
[1,5]	Taco Bell Funding LLC Series 2021-1A	1.946%	8/25/51	345	346
[1,5]	Taco Bell Funding LLC Series 2021-1A	2.294%	8/25/51	315	317
[1,5]	Towd Point Mortgage Trust Series 2018-1	3.000%	1/25/58	153	155
[1,5]	Vantage Data Centers Issuer LLC Series 2019-1A	3.188%	7/15/44	137	142
[1,5]	Vantage Data Centers LLC Series 2020-1A	1.645%	9/15/45	540	539
					5,811
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $13,725)					13,832
Corporate Bonds (39.1%)
Australia (0.7%)
[5]	Commonwealth Bank of Australia	2.688%	3/11/31	1,140	1,151
[5]	National Australia Bank Ltd.	2.332%	8/21/30	1,065	1,042
[5]	National Australia Bank Ltd.	2.990%	5/21/31	430	442
[5]	National Australia Bank Ltd.	3.933%	8/2/34	850	927
[5]	Scentre Group Trust 1	3.625%	1/28/26	549	600
					4,162
Austria (0.1%)
[5]	JAB Holdings BV	2.200%	11/23/30	260	257
[5]	JAB Holdings BV	3.750%	5/28/51	500	553
					810
Belgium (0.3%)
[1]	Anheuser-Busch Cos. LLC	4.900%	2/1/46	700	894
[1,9]	Anheuser-Busch InBev SA/NV	2.000%	3/17/28	167	221
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	480	574
					1,689
Canada (0.7%)
[6]	Bank of Montreal	2.850%	3/6/24	1,890	1,564
[1,6]	Bell Telephone Co. of Canada or Bell Canada	3.350%	3/22/23	950	777
15

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fortis Inc.	3.055%	10/4/26	625	674
	Nutrien Ltd.	4.125%	3/15/35	750	867
					3,882
Denmark (0.8%)
[1,9]	Danfoss Finance I BV	0.375%	10/28/28	775	918
[9]	Danske Bank A/S	0.500%	8/27/25	1,650	1,972
[5]	Danske Bank A/S	1.621%	9/11/26	875	880
[1,10]	Danske Bank A/S	2.250%	1/14/28	560	793
					4,563
France (2.9%)
[1,9]	Airbus SE	2.375%	4/7/32	475	656
[1,9]	Airbus SE	2.375%	6/9/40	300	418
[1,9]	AXA SA	5.125%	7/4/43	750	967
[5]	BNP Paribas SA	2.819%	11/19/25	360	378
[5]	BNP Paribas SA	2.219%	6/9/26	770	793
[1,9]	BNP Paribas SA	0.125%	9/4/26	400	472
[9]	BNP Paribas SA	0.500%	9/1/28	900	1,070
[1,9]	BPCE SA	1.125%	1/18/23	900	1,083
[1,9]	BPCE SA	0.500%	9/15/27	1,600	1,906
[5]	BPCE SA	3.250%	1/11/28	500	546
[9]	Cie de Saint-Gobain	2.375%	10/4/27	700	944
[1,9]	Credit Mutuel Arkea SA	1.625%	4/15/26	1,100	1,383
[5]	Danone SA	2.947%	11/2/26	285	307
[1,9]	Engie SA	0.000%	3/4/27	1,000	1,180
[1,9]	Orange SA	1.000%	5/12/25	1,200	1,475
[1,9]	RCI Banque SA	0.750%	9/26/22	625	744
[1,9]	RCI Banque SA	1.375%	3/8/24	575	701
[1,9]	RCI Banque SA	1.625%	4/11/25	1,375	1,700
					16,723
Germany (2.0%)
[5]	Bayer US Finance II LLC	4.250%	12/15/25	660	734
[5]	Bayer US Finance LLC	3.375%	10/8/24	765	818
[1,10]	E.ON International Finance BV	4.750%	1/31/34	100	178
[1,10]	E.ON International Finance BV	5.875%	10/30/37	200	410
[1,9]	Vantage Towers AG	0.375%	3/31/27	200	238
[1,9]	Vantage Towers AG	0.750%	3/31/30	1,100	1,318
[1,10]	Volkswagen Financial Services NV	0.875%	2/20/25	400	548
[5]	Volkswagen Group of America Finance LLC	3.350%	5/13/25	200	215
[1,9]	Volkswagen International Finance NV	1.500%	1/21/41	200	237
[1,9]	Volkswagen Leasing GmbH	2.625%	1/15/24	525	660
[1,9]	Volkswagen Leasing GmbH	1.375%	1/20/25	1,825	2,251
[1,9]	Volkswagen Leasing GmbH	0.625%	7/19/29	825	979
[1,9]	Vonovia Finance BV	1.000%	7/9/30	100	123
[1,9]	Vonovia Finance BV	1.625%	10/7/39	400	491
[9]	Wintershall Dea Finance BV	0.840%	9/25/25	900	1,086
[9]	Wintershall Dea Finance BV	1.823%	9/25/31	900	1,126
					11,412
Ireland (1.3%)
	AerCap Ireland Capital DAC	4.625%	10/15/27	880	981
	AerCap Ireland Capital DAC	3.875%	1/23/28	1,515	1,624
[5]	Avolon Holdings Funding Ltd.	2.125%	2/21/26	260	259
[9]	CRH Finance DAC	3.125%	4/3/23	1,177	1,464
16

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,9]	CRH SMW Finance DAC	1.250%	11/5/26	800	1,004
[5]	Park Aerospace Holdings Ltd.	5.500%	2/15/24	2,072	2,273
					7,605
Italy (0.8%)
[5]	Enel Finance International NV	3.625%	5/25/27	1,870	2,079
[1,9]	Enel Finance International NV	0.500%	6/17/30	800	954
[5]	UniCredit SpA	1.982%	6/3/27	900	902
[5]	UniCredit SpA	3.127%	6/3/32	645	658
					4,593
Japan (0.1%)
[5]	NTT Finance Corp.	1.162%	4/3/26	700	700
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	200	205
					905
Netherlands (0.7%)
[5]	Cooperatieve Rabobank UA	1.106%	2/24/27	530	526
[1,10]	Cooperatieve Rabobank UA	4.625%	5/23/29	100	164
[9]	Euronext NV	1.125%	6/12/29	675	845
[9]	ING Groep NV	0.250%	2/18/29	1,700	1,984
	Shell International Finance BV	4.000%	5/10/46	275	328
					3,847
Norway (0.4%)
[1,9]	Aker BP ASA	1.125%	5/12/29	1,090	1,324
[5]	Aker BP ASA	4.000%	1/15/31	725	799
					2,123
South Korea (0.0%)
[5]	SK Telecom Co. Ltd.	3.750%	4/16/23	200	210
Spain (0.2%)
	Telefonica Emisiones SA	4.665%	3/6/38	845	1,003
Switzerland (1.0%)
[5]	Alcon Finance Corp.	3.000%	9/23/29	1,005	1,071
[1,9]	Credit Suisse Group AG	1.250%	7/17/25	600	730
[5]	Credit Suisse Group AG	3.091%	5/14/32	2,115	2,206
[5]	UBS Group AG	1.494%	8/10/27	875	874
[9]	UBS Group AG	0.250%	2/24/28	950	1,122
					6,003
United Arab Emirates (0.7%)
[5]	DAE Funding LLC	1.550%	8/1/24	1,125	1,123
[5]	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/34	3,020	3,009
					4,132
United Kingdom (4.8%)
[5]	Ashtead Capital Inc.	2.450%	8/12/31	1,030	1,024
	AstraZeneca plc	4.000%	1/17/29	720	831
[1,9]	Barclays plc	1.375%	1/24/26	1,000	1,230
[1]	Barclays plc	4.972%	5/16/29	1,415	1,663
	Barclays plc	2.645%	6/24/31	480	489
	BAT Capital Corp.	3.557%	8/15/27	1,210	1,310
[1,6]	BP Capital Markets plc	3.470%	5/15/25	1,325	1,128
[9]	BP Capital Markets plc	1.104%	11/15/34	525	632
[5]	CK Hutchison International 17 II Ltd.	2.750%	3/29/23	975	1,009
[1,10]	CPUK Finance Ltd.	3.588%	8/28/25	1,200	1,784
[1,9]	FCE Bank plc	0.869%	9/13/21	500	590
[1,10]	Heathrow Funding Ltd.	2.750%	10/13/29	700	1,005
17

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,10]	Heathrow Funding Ltd.	2.750%	8/9/49	150	208
[8]	HSBC Holdings plc, 3M USD LIBOR + 1.000%	1.124%	5/18/24	255	258
[1,10]	HSBC Holdings plc	2.256%	11/13/26	1,725	2,455
	HSBC Holdings plc	1.589%	5/24/27	420	421
[10]	HSBC Holdings plc	1.750%	7/24/27	1,095	1,519
	HSBC Holdings plc	2.206%	8/17/29	770	777
	HSBC Holdings plc	2.804%	5/24/32	210	217
[5]	LSEGA Financing plc	2.500%	4/6/31	1,205	1,243
[1,9]	Natwest Group plc	1.750%	3/2/26	2,075	2,584
[10]	Natwest Group plc	3.622%	8/14/30	875	1,284
	Prudential plc	3.125%	4/14/30	430	469
[5]	Standard Chartered plc	2.744%	9/10/22	905	905
[5]	Standard Chartered plc	0.991%	1/12/25	530	529
[1,9]	Vodafone Group plc	1.625%	11/24/30	1,825	2,370
					27,934
United States (21.6%)
	AbbVie Inc.	3.800%	3/15/25	550	600
	AbbVie Inc.	4.050%	11/21/39	210	246
	AbbVie Inc.	4.750%	3/15/45	275	347
	AbbVie Inc.	4.250%	11/21/49	340	413
[1]	Alabama Power Co.	4.300%	7/15/48	275	347
[10]	American Honda Finance Corp.	0.750%	11/25/26	1,235	1,673
[9]	American International Group Inc.	1.500%	6/8/23	875	1,059
	American International Group Inc.	4.250%	3/15/29	1,255	1,452
	American International Group Inc.	3.400%	6/30/30	645	710
	American Tower Corp.	5.000%	2/15/24	200	220
	American Tower Corp.	4.400%	2/15/26	325	366
[9]	American Tower Corp.	0.450%	1/15/27	1,860	2,212
	Amgen Inc.	2.770%	9/1/53	290	278
	Anthem Inc.	2.550%	3/15/31	990	1,030
[9]	AT&T Inc.	2.050%	5/19/32	300	397
[9]	AT&T Inc.	3.150%	9/4/36	250	363
[9]	AT&T Inc.	2.600%	5/19/38	275	376
	AT&T Inc.	3.300%	2/1/52	525	523
[5]	AT&T Inc.	3.500%	9/15/53	1,172	1,203
[5]	Athene Global Funding	2.500%	3/24/28	1,475	1,526
	Bank of America Corp.	1.734%	7/22/27	785	796
[1]	Bank of America Corp.	3.593%	7/21/28	1,550	1,714
[1]	Bank of America Corp.	4.271%	7/23/29	980	1,126
[1]	Bank of America Corp.	2.496%	2/13/31	300	308
	Bank of America Corp.	2.687%	4/22/32	690	718
	Bank of America Corp.	2.299%	7/21/32	725	729
	Bank of America Corp.	3.311%	4/22/42	215	232
[9]	Becton Dickinson Euro Finance Sarl	0.334%	8/13/28	410	484
	Boeing Co.	1.433%	2/4/24	540	541
	Boeing Co.	2.196%	2/4/26	680	685
	Boeing Co.	3.250%	3/1/28	567	598
	Boeing Co.	3.450%	11/1/28	175	187
[1]	Bon Secours Mercy Health Inc.	2.095%	6/1/31	275	276
[9]	Booking Holdings Inc.	0.100%	3/8/25	140	166
[9]	Booking Holdings Inc.	0.500%	3/8/28	225	271
[9]	BorgWarner Inc.	1.000%	5/19/31	515	619
[5]	Boston Gas Co.	3.001%	8/1/29	105	111
	Boston Scientific Corp.	4.000%	3/1/29	55	63
	Boston Scientific Corp.	4.550%	3/1/39	550	678
18

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Brixmor Operating Partnership LP	2.500%	8/16/31	475	477
	Broadcom Inc.	4.700%	4/15/25	1,190	1,332
[5]	Brooklyn Union Gas Co.	4.273%	3/15/48	760	881
[5]	Cargill Inc.	4.760%	11/23/45	275	370
	Charter Communications Operating LLC	5.050%	3/30/29	435	515
	Charter Communications Operating LLC	2.300%	2/1/32	1,205	1,175
	Charter Communications Operating LLC	6.384%	10/23/35	305	407
	Charter Communications Operating LLC	5.375%	5/1/47	55	68
	Charter Communications Operating LLC	5.125%	7/1/49	47	57
	Charter Communications Operating LLC	4.800%	3/1/50	60	70
	Charter Communications Operating LLC	3.700%	4/1/51	40	40
	Cigna Corp.	4.375%	10/15/28	435	508
	Cigna Corp.	2.400%	3/15/30	220	227
[1]	Citigroup Inc.	3.520%	10/27/28	1,105	1,214
	Cleco Corporate Holdings LLC	3.743%	5/1/26	675	737
	Cleco Corporate Holdings LLC	3.375%	9/15/29	270	282
	Comcast Corp.	3.950%	10/15/25	255	284
	Comcast Corp.	6.500%	11/15/35	156	228
	Comcast Corp.	4.000%	3/1/48	20	24
[5]	Comcast Corp.	2.887%	11/1/51	1,406	1,400
	Comcast Corp.	4.049%	11/1/52	6	7
	Comcast Corp.	2.650%	8/15/62	130	121
[5]	Comcast Corp.	2.987%	11/1/63	4	4
	CommonSpirit Health	4.200%	8/1/23	895	954
	CommonSpirit Health	3.347%	10/1/29	145	157
	CommonSpirit Health	4.187%	10/1/49	175	204
	Conagra Brands Inc.	1.375%	11/1/27	420	412
	Conagra Brands Inc.	5.300%	11/1/38	600	776
	Constellation Brands Inc.	2.875%	5/1/30	90	95
[5]	Cox Communications Inc.	3.500%	8/15/27	1,255	1,384
	Crown Castle International Corp.	2.100%	4/1/31	1,695	1,661
	CSX Corp.	4.300%	3/1/48	405	499
	CVS Health Corp.	2.875%	6/1/26	1,000	1,074
	CVS Health Corp.	4.300%	3/25/28	96	111
	Dignity Health	3.812%	11/1/24	659	712
	Dignity Health	4.500%	11/1/42	202	244
	Discovery Communications LLC	3.625%	5/15/30	565	620
	Discovery Communications LLC	4.650%	5/15/50	532	630
	Discovery Communications LLC	4.000%	9/15/55	288	309
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	156	219
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	129	170
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	250	348
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	280	361
	Duke Energy Corp.	2.550%	6/15/31	530	545
	Duke Energy Progress LLC	4.200%	8/15/45	350	427
[5]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	625	761
	Energy Transfer LP	4.900%	3/15/35	975	1,123
[5]	Equitable Financial Life Global Funding	1.400%	7/7/25	100	101
[5]	Equitable Financial Life Global Funding	1.300%	7/12/26	600	600
[5]	Equitable Financial Life Global Funding	1.400%	8/27/27	565	563
[5]	ERAC USA Finance LLC	3.300%	12/1/26	235	257
[5]	ERAC USA Finance LLC	4.500%	2/15/45	295	366
[1]	Evergy Metro Inc.	2.250%	6/1/30	180	184
	Exxon Mobil Corp.	2.275%	8/16/26	865	912
	FedEx Corp.	4.100%	2/1/45	65	75
19

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	FedEx Corp.	4.750%	11/15/45	187	236
	FedEx Corp.	4.550%	4/1/46	95	117
	FedEx Corp.	4.050%	2/15/48	28	33
	FedEx Corp.	4.950%	10/17/48	175	230
[9]	Fidelity National Information Services Inc.	1.500%	5/21/27	1,405	1,773
	Fiserv Inc.	3.200%	7/1/26	320	348
[9]	Fiserv Inc.	1.625%	7/1/30	750	963
[10]	Fiserv Inc.	3.000%	7/1/31	525	801
[9]	General Mills Inc.	0.450%	1/15/26	900	1,083
	General Motors Co.	4.200%	10/1/27	550	616
	General Motors Co.	5.000%	10/1/28	1,095	1,280
[5]	Genting New York LLC	3.300%	2/15/26	1,002	1,003
	Georgia Power Co.	4.300%	3/15/42	500	595
[1]	Georgia Power Co.	3.700%	1/30/50	35	39
	Gilead Sciences Inc.	4.600%	9/1/35	420	518
	Gilead Sciences Inc.	2.800%	10/1/50	670	653
[1]	Goldman Sachs Group Inc.	3.272%	9/29/25	1,425	1,527
	Goldman Sachs Group Inc.	1.431%	3/9/27	1,310	1,313
[1]	Goldman Sachs Group Inc.	3.814%	4/23/29	235	263
[1]	Goldman Sachs Group Inc.	4.223%	5/1/29	285	327
	Goldman Sachs Group Inc.	2.615%	4/22/32	420	433
[1]	Goldman Sachs Group Inc.	2.383%	7/21/32	545	551
[5]	Gray Oak Pipeline LLC	2.600%	10/15/25	291	300
[5]	Gray Oak Pipeline LLC	3.450%	10/15/27	45	48
	Hess Corp.	4.300%	4/1/27	810	900
	Hess Corp.	7.300%	8/15/31	925	1,258
	Hess Corp.	5.600%	2/15/41	515	643
[5]	Hyundai Capital America	0.800%	4/3/23	830	831
	Intercontinental Exchange Inc.	1.850%	9/15/32	975	941
	International Business Machines Corp.	3.300%	5/15/26	500	550
	International Business Machines Corp.	1.950%	5/15/30	570	572
	International Business Machines Corp.	4.250%	5/15/49	315	394
[5]	ITC Holdings Corp.	2.950%	5/14/30	690	734
	JPMorgan Chase & Co.	2.580%	4/22/32	1,225	1,267
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	500	593
[1]	Kaiser Foundation Hospitals	2.810%	6/1/41	710	732
	Kaiser Foundation Hospitals	4.875%	4/1/42	55	75
[5]	KeySpan Gas East Corp.	2.742%	8/15/26	500	526
	Kroger Co.	4.450%	2/1/47	220	268
	Kroger Co.	5.400%	1/15/49	195	271
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	705	829
[5]	Marvell Technology Inc.	2.950%	4/15/31	680	706
[5]	Massachusetts Mutual Life Insurance Co.	3.375%	4/15/50	140	151
	McCormick & Co. Inc.	2.500%	4/15/30	140	145
[1]	McDonald's Corp.	4.450%	9/1/48	250	314
[1]	McDonald's Corp.	3.625%	9/1/49	40	45
	Merck & Co. Inc.	3.400%	3/7/29	500	562
[1]	Mercy Health	3.555%	8/1/27	535	583
[5]	Microchip Technology Inc.	0.972%	2/15/24	1,080	1,080
	Microsoft Corp.	2.921%	3/17/52	650	698
[5]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	913	1,035
[1,6]	Molson Coors International LP	2.840%	7/15/23	1,825	1,489
[9]	Mondelez International Inc.	0.250%	3/17/28	605	714
[9]	Mondelez International Inc.	1.375%	3/17/41	525	620
[1]	Morgan Stanley	3.125%	7/27/26	2,100	2,278
20

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Morgan Stanley	3.772%	1/24/29	175	196
[9]	Morgan Stanley	0.497%	2/7/31	675	787
	National Retail Properties Inc.	3.900%	6/15/24	400	431
[5]	Nationwide Mutual Insurance Co.	4.350%	4/30/50	890	1,017
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	665	674
[5]	Niagara Mohawk Power Corp.	1.960%	6/27/30	670	664
	Norfolk Southern Corp.	2.550%	11/1/29	915	962
[5]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	280	325
[5]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	12	14
[1]	Ochsner LSU Health System of North Louisiana	2.510%	5/15/31	545	546
[5]	Oglethorpe Power Corp.	6.191%	1/1/31	285	359
	Oglethorpe Power Corp.	4.550%	6/1/44	20	23
	Oglethorpe Power Corp.	4.250%	4/1/46	81	92
	Oglethorpe Power Corp.	5.250%	9/1/50	190	247
	Oracle Corp.	2.875%	3/25/31	1,015	1,069
	Oracle Corp.	4.000%	11/15/47	265	291
	Oracle Corp.	3.600%	4/1/50	390	407
	Oracle Corp.	3.950%	3/25/51	340	377
	Oracle Corp.	3.850%	4/1/60	145	156
	Otis Worldwide Corp.	2.565%	2/15/30	65	68
	Otis Worldwide Corp.	3.112%	2/15/40	140	147
	PacifiCorp	2.700%	9/15/30	160	170
[5]	Pennsylvania Electric Co.	3.600%	6/1/29	124	134
[5]	Penske Truck Leasing Co. LP	4.250%	1/17/23	1,125	1,182
[5]	Penske Truck Leasing Co. LP	2.700%	11/1/24	180	189
[5]	Penske Truck Leasing Co. LP	3.950%	3/10/25	740	808
[5]	Penske Truck Leasing Co. LP	4.000%	7/15/25	140	154
	Pfizer Inc.	1.700%	5/28/30	195	195
[1]	PNC Bank NA	3.250%	1/22/28	600	665
[1]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	245	293
	Raytheon Technologies Corp.	3.950%	8/16/25	310	344
	Raytheon Technologies Corp.	4.450%	11/16/38	550	673
[10]	Realty Income Corp.	1.750%	7/13/33	635	876
	Royalty Pharma plc	3.300%	9/2/40	210	213
	Royalty Pharma plc	3.550%	9/2/50	505	506
[1]	San Diego Gas & Electric Co.	1.700%	10/1/30	710	691
[1]	San Diego Gas & Electric Co.	4.100%	6/15/49	174	211
[5]	SBA Tower Trust	3.448%	3/15/23	755	769
[5]	SBA Tower Trust	1.884%	1/15/26	110	111
[5]	SBA Tower Trust	1.631%	11/15/26	270	270
[1]	SCE Recovery Funding LLC	0.861%	11/15/31	250	246
[1]	SCE Recovery Funding LLC	1.942%	5/15/38	105	103
[1]	SCE Recovery Funding LLC	2.510%	11/15/43	60	59
	Sempra Energy	3.250%	6/15/27	1,000	1,089
	Sierra Pacific Power Co.	2.600%	5/1/26	180	191
[1]	Southern California Edison Co.	3.700%	8/1/25	30	33
[1]	Southern California Edison Co.	2.950%	2/1/51	515	470
[5]	Sprint Spectrum Co. LLC	4.738%	3/20/25	1,031	1,100
[1]	SSM Health Care Corp.	3.823%	6/1/27	380	429
	Starbucks Corp.	4.500%	11/15/48	335	425
	Starbucks Corp.	3.350%	3/12/50	90	96
[5]	Teachers Insurance & Annuity Association of America	4.900%	9/15/44	635	839
	Teledyne Technologies Inc.	2.750%	4/1/31	490	511
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	290	293
21

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	T-Mobile USA Inc.	2.050%	2/15/28	1,185	1,205
	T-Mobile USA Inc.	4.375%	4/15/40	270	316
[1]	Toledo Hospital	5.325%	11/15/28	410	472
	Toledo Hospital	5.750%	11/15/38	150	181
	Trinity Acquisition plc	4.400%	3/15/26	888	1,000
[1]	Truist Bank	3.300%	5/15/26	975	1,072
	Union Pacific Corp.	3.750%	2/5/70	190	216
[1]	United Airlines Pass-Through Trust Class B Series 2018-1	4.600%	3/1/26	58	60
	UnitedHealth Group Inc.	3.850%	6/15/28	415	476
	UnitedHealth Group Inc.	2.000%	5/15/30	215	219
	UnitedHealth Group Inc.	4.625%	7/15/35	90	114
	VEREIT Operating Partnership LP	3.400%	1/15/28	365	399
	VEREIT Operating Partnership LP	2.200%	6/15/28	185	190
	VEREIT Operating Partnership LP	3.100%	12/15/29	550	592
	VEREIT Operating Partnership LP	2.850%	12/15/32	80	85
[9]	Verizon Communications Inc.	1.250%	4/8/30	750	942
[10]	Verizon Communications Inc.	3.375%	10/27/36	175	283
	Verizon Communications Inc.	4.522%	9/15/48	390	491
	Verizon Communications Inc.	5.012%	8/21/54	380	523
	VF Corp.	2.800%	4/23/27	145	155
	VF Corp.	2.950%	4/23/30	875	934
[1,6]	Wells Fargo & Co.	2.975%	5/19/26	600	502
[1]	Wells Fargo & Co.	4.300%	7/22/27	325	373
[1]	Wells Fargo & Co.	4.750%	12/7/46	700	893
	Welltower Inc.	4.000%	6/1/25	325	357
					125,019
Total Corporate Bonds (Cost $216,047)					226,615
Sovereign Bonds (8.3%)
Australia (0.3%)
[1,11]	Commonwealth of Australia	2.750%	11/21/27	160	131
[1,11]	Commonwealth of Australia	2.250%	5/21/28	870	695
[1,11]	Commonwealth of Australia	1.000%	11/21/31	955	686
					1,512
Bermuda (0.0%)
[5]	Bermuda	2.375%	8/20/30	200	202
Canada (0.8%)
[6]	City of Montreal	3.500%	12/1/38	910	822
[6]	City of Toronto	3.200%	8/1/48	1,000	853
[6]	Municipal Finance Authority of British Columbia	4.950%	12/1/27	600	574
[6]	Province of Ontario	2.900%	6/2/28	815	705
[1,12]	Province of Ontario	0.250%	6/28/29	1,075	1,216
[6]	Regional Municipality of York	2.150%	6/22/31	500	401
					4,571
Chile (0.4%)
[1]	Corp. Nacional del Cobre de Chile	3.625%	8/1/27	800	874
[1]	Republic of Chile	2.550%	7/27/33	1,215	1,238
[9]	Republic of Chile	1.250%	1/22/51	435	473
					2,585
China (0.2%)
[5]	State Grid Overseas Investment BVI Ltd.	2.750%	5/4/22	1,110	1,126
22

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Colombia (0.2%)
[1]	Republic of Colombia	4.000%	2/26/24	1,045	1,100
Croatia (0.2%)
[9]	Republic of Croatia	1.500%	6/17/31	1,125	1,424
Japan (2.2%)
[1,13]	Japan	0.100%	3/20/31	1,191,300	10,915
[1,13]	Japan	0.100%	6/20/31	200,100	1,831
					12,746
Mexico (0.2%)
[1]	United Mexican States	4.280%	8/14/41	1,325	1,421
Norway (0.2%)
	Equinor ASA	3.000%	4/6/27	1,215	1,319
Panama (0.3%)
[5]	Empresa de Transmision Electrica SA	5.125%	5/2/49	415	476
[1]	Republic of Panama	2.252%	9/29/32	995	971
					1,447
Qatar (0.4%)
[5]	Qatar Petroleum	2.250%	7/12/31	480	484
[5]	Qatar Petroleum	3.125%	7/12/41	405	418
[5]	State of Qatar	3.875%	4/23/23	785	830
[5]	State of Qatar	5.103%	4/23/48	285	384
[5]	State of Qatar	4.400%	4/16/50	205	254
					2,370
Romania (0.5%)
[5,9]	Republic of Romania	1.375%	12/2/29	199	235
[1,9]	Republic of Romania	2.500%	2/8/30	850	1,073
[1,9]	Republic of Romania	3.624%	5/26/30	500	683
[1,9]	Republic of Romania	2.124%	7/16/31	475	576
[5,9]	Republic of Romania	2.000%	4/14/33	245	288
					2,855
Saudi Arabia (0.1%)
[5]	Saudi Arabian Oil Co.	3.500%	4/16/29	585	637
Spain (0.2%)
[5,9]	Kingdom of Spain	0.600%	10/31/29	775	955
Supranational (1.4%)
[1,9]	European Union	0.000%	7/4/35	2,850	3,303
[1,9]	European Union	0.200%	6/4/36	3,025	3,575
[1,9]	European Union	0.100%	10/4/40	1,300	1,470
					8,348
United Arab Emirates (0.3%)
[1]	Emirate of Abu Dhabi	3.125%	10/11/27	1,435	1,589
United Kingdom (0.4%)
[10]	United Kingdom	3.500%	1/22/45	990	2,038
Total Sovereign Bonds (Cost $46,760)					48,245
Taxable Municipal Bonds (1.4%)
United States (1.4%)
	Broward County FL Airport System Revenue	3.477%	10/1/43	80	85
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.300%	12/1/21	25	25
23

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	645	933
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	40	58
	Dallas/Fort Worth International Airport Revenue	3.089%	11/1/40	60	63
	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	4.094%	1/15/49	45	48
[14]	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	3.924%	1/15/53	315	336
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	478	731
	Grand Parkway Transportation Corp. Texas System Toll Revenue	3.236%	10/1/52	210	218
	Illinois GO	5.100%	6/1/33	855	1,016
[14]	Kansas Development Finance Authority Revenue (Employees Retirement System)	5.371%	5/1/26	645	727
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.200%	11/15/26	15	17
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.668%	11/15/39	155	226
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.814%	11/15/40	380	559
	New York Metropolitan Transportation Authority Revenue (Climate Bond Certified)	5.175%	11/15/49	315	434
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.110%	2/15/39	210	234
[15]	Philadelphia PA Authority for Industrial Development Revenue	6.550%	10/15/28	525	685
	Port Authority of New York & New Jersey Revenue	3.175%	7/15/60	440	450
	Sales Tax Securitization Corp. Illinois Revenue	4.787%	1/1/48	545	702
	State of Connecticut GO	2.000%	7/1/23	135	139
	State of Connecticut GO	5.770%	3/15/25	250	294
Total Taxable Municipal Bonds (Cost $7,113)					7,980
24

Global Wellesley Income Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (5.4%)
Money Market Fund (5.4%)
[16]	Vanguard Market Liquidity Fund (Cost $31,177)	0.068%	311,775	31,177
Total Investments (101.5%) (Cost $532,729)				587,555
Other Assets and Liabilities—Net (-1.5%)				(8,571)
Net Assets (100%)				578,984
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2021.
4	Securities with a value of $657,000 have been segregated as initial margin for open futures contracts.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, the aggregate value was $73,721,000, representing 12.7% of net assets.
6	Face amount denominated in Canadian dollars.
7	Security value determined using significant unobservable inputs.
8	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	Face amount denominated in euro.
10	Face amount denominated in British pounds.
11	Face amount denominated in Australian dollars.
12	Face amount denominated in Swiss francs.
13	Face amount denominated in Japanese yen.
14	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
15	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
16	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
25

Global Wellesley Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2021	97	12,001	23
Euro-Bobl	September 2021	31	4,940	20
Euro-BTP	September 2021	7	1,267	24
Euro-Buxl	September 2021	10	2,509	82
Euro-OAT	September 2021	10	1,903	32
Euro-Schatz	September 2021	65	8,617	9
				190

Short Futures Contracts
10-Year U.S. Treasury Note	December 2021	(210)	(28,025)	(23)
Euro-Bund	September 2021	(61)	(12,637)	(118)
Long Gilt	December 2021	(5)	(881)	6
Ultra 10-Year U.S. Treasury Note	December 2021	(72)	(10,657)	(8)
				(143)
				47

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
J.P. Morgan Securities LLC	9/29/21	CAD	1,260	USD	992	7	—
Goldman Sachs International	9/30/21	EUR	2,116	USD	2,498	2	—
Goldman Sachs International	9/30/21	USD	5,114	AUD	7,052	—	(46)
Bank of America, N.A.	9/29/21	USD	11,585	CAD	14,673	—	(44)
Goldman Sachs International	9/30/21	USD	1,668	CHF	1,522	5	—
J.P. Morgan Securities LLC	9/30/21	USD	77,588	EUR	66,023	—	(415)
J.P. Morgan Securities LLC	9/30/21	USD	15,775	GBP	11,489	—	(22)
Goldman Sachs International	9/30/21	AUD	1,970	GBP	1,042	9	—
J.P. Morgan Securities LLC	9/30/21	EUR	285	GBP	244	1	—
Bank of America, N.A.	9/30/21	USD	261	HKD	2,030	—	—
26

Global Wellesley Income Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
J.P. Morgan Securities LLC	9/30/21	USD	11,043	JPY	1,212,257	21	—
Goldman Sachs International	9/30/21	AUD	2,630	JPY	209,400	20	—
Bank of America, N.A.	9/30/21	GBP	432	JPY	65,000	2	—
						67	(527)
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.
27

Global Wellesley Income Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $501,552)	556,378
Affiliated Issuers (Cost $31,177)	31,177
Total Investments in Securities	587,555
Investment in Vanguard	19
Cash	9
Foreign Currency, at Value (Cost $8,666)	8,669
Receivables for Investment Securities Sold	8,676
Receivables for Accrued Income	2,993
Receivables for Capital Shares Issued	638
Variation Margin Receivable—Futures Contracts	42
Unrealized Appreciation—Forward Currency Contracts	67
Total Assets	608,668
Liabilities
Payables for Investment Securities Purchased	28,703
Payables for Capital Shares Redeemed	262
Payables to Investment Advisor	150
Payables to Vanguard	42
Unrealized Depreciation—Forward Currency Contracts	527
Total Liabilities	29,684
Net Assets	578,984
28

Global Wellesley Income Fund
Statement of Assets and Liabilities (continued)
At August 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	534,370
Total Distributable Earnings (Loss)	44,614
Net Assets	578,984

Investor Shares—Net Assets
Applicable to 4,116,942 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	91,484
Net Asset Value Per Share—Investor Shares	$22.22

Admiral Shares—Net Assets
Applicable to 17,546,332 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	487,500
Net Asset Value Per Share—Admiral Shares	$27.78
See accompanying Notes, which are an integral part of the Financial Statements.
29

Global Wellesley Income Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends[1]	6,553
Interest[2]	6,309
Securities Lending—Net	8
Total Income	12,870
Expenses
Investment Advisory Fees—Note B
Basic Fee	619
Performance Adjustment	(75)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	230
Management and Administrative—Admiral Shares	658
Marketing and Distribution—Investor Shares	8
Marketing and Distribution—Admiral Shares	19
Custodian Fees	29
Auditing Fees	33
Shareholders’ Reports—Investor Shares	4
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	1,530
Net Investment Income	11,340
Realized Net Gain (Loss)
Investment Securities Sold[2]	10,674
Futures Contracts	(136)
Forward Currency Contracts	702
Foreign Currencies	522
Realized Net Gain (Loss)	11,762
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	29,307
Futures Contracts	(73)
Forward Currency Contracts	645
Foreign Currencies	(219)
Change in Unrealized Appreciation (Depreciation)	29,660
Net Increase (Decrease) in Net Assets Resulting from Operations	52,762
1	Dividends are net of foreign withholding taxes of $550,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $20,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
30

Global Wellesley Income Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,340	11,025
Realized Net Gain (Loss)	11,762	(9,178)
Change in Unrealized Appreciation (Depreciation)	29,660	11,303
Net Increase (Decrease) in Net Assets Resulting from Operations	52,762	13,150
Distributions
Investor Shares	(1,540)	(1,891)
Admiral Shares	(8,376)	(9,124)
Total Distributions	(9,916)	(11,015)
Capital Share Transactions
Investor Shares	3,358	(4,268)
Admiral Shares	62,852	7,647
Net Increase (Decrease) from Capital Share Transactions	66,210	3,379
Total Increase (Decrease)	109,056	5,514
Net Assets
Beginning of Period	469,928	464,414
End of Period	578,984	469,928
See accompanying Notes, which are an integral part of the Financial Statements.
31

Global Wellesley Income Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Oct. 18, 2017[1] to August 31, 2018	Year Ended August 31,
		2021	2020	2019
Net Asset Value, Beginning of Period	$20.42	$20.16	$19.87	$20.00
Investment Operations
Net Investment Income[2]	.446	.453	.513	.443
Net Realized and Unrealized Gain (Loss) on Investments	1.747	.263	.529	(.269)
Total from Investment Operations	2.193	.716	1.042	.174
Distributions
Dividends from Net Investment Income	(.393)	(.456)	(.473)	(.304)
Distributions from Realized Capital Gains	—	—	(.279)	—
Total Distributions	(.393)	(.456)	(.752)	(.304)
Net Asset Value, End of Period	$22.22	$20.42	$20.16	$19.87
Total Return[3]	10.83%	3.66%	5.50%	0.88%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$91	$81	$85	$93
Ratio of Total Expenses to Average Net Assets[4]	0.41%	0.41%	0.42%	0.43%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.09%	2.27%	2.63%	2.68%[5]
Portfolio Turnover Rate	99%[7]	72%[7]	90%	39%
1	Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), and (0.01%). Performance-based investment advisory fees did not apply before fiscal year 2019.
5	Annualized.
6	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.42%.
7	Includes 33% and 1%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
32

Global Wellesley Income Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Oct. 18, 2017[1] to August 31, 2018	Year Ended August 31,
		2021	2020	2019
Net Asset Value, Beginning of Period	$25.53	$25.20	$24.84	$25.00
Investment Operations
Net Investment Income[2]	.594	.592	.666	.577
Net Realized and Unrealized Gain (Loss) on Investments	2.178	.334	.658	(.341)
Total from Investment Operations	2.772	.926	1.324	.236
Distributions
Dividends from Net Investment Income	(.522)	(.596)	(.616)	(.396)
Distributions from Realized Capital Gains	—	—	(.348)	—
Total Distributions	(.522)	(.596)	(.964)	(.396)
Net Asset Value, End of Period	$27.78	$25.53	$25.20	$24.84
Total Return[3]	10.96%	3.79%	5.60%	0.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$488	$389	$379	$408
Ratio of Total Expenses to Average Net Assets[4]	0.28%	0.31%	0.32%	0.33%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.22%	2.37%	2.73%	2.78%[5]
Portfolio Turnover Rate	99%[7]	72%[7]	90%	39%
1	Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $25.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), and (0.01%). Performance-based investment advisory fees did not apply before fiscal year 2019.
5	Annualized.
6	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.32%.
7	Includes 33% and 1%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
33

Notes to Financial Statements
Vanguard Global Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
34

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented 5% and 6% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset
35

(liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended August 31, 2021, the fund’s average investment in forward currency contracts represented 22% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
36

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
9. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
37

For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are based on the average cost of the securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the Global Wellesley Income Composite Index, comprising the FTSE Developed High Divided Yield Index (net of tax) and the Bloomberg Fixed Income Composite Index for the preceding three years. For the year ended August 31, 2021, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets, before a net decrease of $75,000 (0.01%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $19,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
38

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	112,519	—	—	112,519
Common Stocks—Other	—	103,436	—	103,436
U.S. Government and Agency Obligations	—	43,751	—	43,751
Asset-Backed/Commercial Mortgage-Backed Securities	—	13,012	820	13,832
Corporate Bonds	—	226,615	—	226,615
Sovereign Bonds	—	48,245	—	48,245
Taxable Municipal Bonds	—	7,980	—	7,980
Temporary Cash Investments	31,177	—	—	31,177
Total	143,696	443,039	820	587,555

Derivative Financial Instruments
Assets
Futures Contracts[1]	196	—	—	196
Forward Currency Contracts	—	67	—	67
Total	196	67	—	263
Liabilities
Futures Contracts[1]	149	—	—	149
Forward Currency Contracts	—	527	—	527
Total	149	527	—	676
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
39

E.  At August 31, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	196	—	196
Unrealized Appreciation—Forward Currency Contracts	—	67	67
Total Assets	196	67	263

Unrealized Depreciation—Futures Contracts[1]	149	—	149
Unrealized Depreciation—Forward Currency Contracts	—	527	527
Total Liabilities	149	527	676
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	(136)	—	(136)
Forward Currency Contracts	—	702	702
Realized Net Gain (Loss) on Derivatives	(136)	702	566

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(73)	—	(73)
Forward Currency Contracts	—	645	645
Change in Unrealized Appreciation (Depreciation) on Derivatives	(73)	645	572
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the recognition of unrealized gains or losses from certain derivative
40

contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	4,308
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(13,979)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	54,285
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	9,916	11,015
Long-Term Capital Gains	—	—
Total	9,916	11,015
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	533,287
Gross Unrealized Appreciation	58,817
Gross Unrealized Depreciation	(4,549)
Net Unrealized Appreciation (Depreciation)	54,268
G.  During the year ended August 31, 2021, the fund purchased $227,949,000 of investment securities and sold $178,902,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $327,579,000 and $313,597,000, respectively.
41

H.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	37,147	1,733	34,659	1,733
Issued in Lieu of Cash Distributions	1,323	62	1,619	82
Redeemed	(35,112)	(1,653)	(40,546)	(2,058)
Net Increase (Decrease)—Investor Shares	3,358	142	(4,268)	(243)
Admiral Shares
Issued	169,389	6,323	164,236	6,588
Issued in Lieu of Cash Distributions	7,025	263	7,760	316
Redeemed	(113,562)	(4,268)	(164,349)	(6,729)
Net Increase (Decrease)—Admiral Shares	62,852	2,318	7,647	175
I.  Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
42

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Global Wellesley Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Wellesley Income Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2021 and for the period October 18, 2017 (inception) through August 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the three years in the period ended August 31, 2021 and for the period October 18, 2017 (inception) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
43

Special 2021 tax information (unaudited) for Vanguard Global Wellesley Income Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $4,837,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $81,000 of qualified business income to shareholders during the fiscal year.
For corporate shareholders, 16.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
44

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Global Wellesley Income Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
45

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays Fixed Income Composite Index, which is composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Wellesley Income Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Global Wellesley Income Fund. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Global Wellesley Income Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Wellesley Income Fund or the owners of the Global Wellesley Income Fund.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Wellesley Income Fund. Investors acquire the Global Wellesley Income Fund from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Global Wellesley Income Fund. The Global Wellesley Income Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Wellesley Income Fund or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Wellesley Income Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Wellesley Income Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Wellesley Income Fund or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Wellesley Income Fund.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Wellesley Income Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Global Wellesley Income Fund, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE VANGUARD GLOBAL WELLESLEY INCOME FUND.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.
© 2021 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. McIsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

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You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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All rights reserved.
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Q14960 102021

Annual Report  |  August 31, 2021
Vanguard ESG U.S. Stock ETF

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard ESG U.S. Stock ETF returned 32.41% based on net asset value for the 12 months ended August 31, 2021, in line with the expense-free 32.57% return of its benchmark.
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound.
•	As the 12 months under review reflect the recovery in stocks following the sharp downturn at the start of the pandemic, results were excellent.
•	All 11 industry sectors in the fund’s benchmark index posted double-digit gains. Financials turned in an outstanding performance of over 50%. Technology, which accounts for the largest slice of the index, also performed very well and contributed the most to return. Consumer staples, telecommunications, and utilities returned the least.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2021
ESG U.S. Stock ETF	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,186.10	$0.44
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.80	0.41
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.08%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

ESG U.S. Stock ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 18, 2018, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Since Inception (9/18/2018)	Final Value of a $10,000 Investment
ESG U.S. Stock ETF Net Asset Value	32.41%	20.81%	$17,470
ESG U.S. Stock ETF Market Price	32.27	20.82	17,472
FTSE US All Cap Choice Index	32.57	20.95	17,529
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	18.16	16,363
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

ESG U.S. Stock ETF
Cumulative Returns of ETF Shares: September 18, 2018, Through August 31, 2021
	One Year	Since Inception (9/18/2018)
ESG U.S. Stock ETF Market Price	32.27%	74.72%
ESG U.S. Stock ETF Net Asset Value	32.41	74.70
FTSE US All Cap Choice Index	32.57	75.29
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
5

ESG U.S. Stock ETF
Fund Allocation
As of August 31, 2021
Basic Materials	1.9%
Consumer Discretionary	16.7
Consumer Staples	4.5
Energy	0.2
Financials	10.8
Health Care	13.9
Industrials	11.4
Real Estate	3.8
Technology	32.2
Telecommunications	3.4
Utilities	1.2
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

ESG U.S. Stock ETF
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Basic Materials (1.9%)
	Linde plc	70,964	22,325
	Air Products and Chemicals Inc.	29,928	8,066
	Dow Inc.	101,438	6,380
	Newmont Corp.	108,588	6,297
	International Flavors & Fragrances Inc.	33,736	5,111
	Nucor Corp.	40,569	4,769
	Fastenal Co.	77,584	4,333
	Albemarle Corp.	15,753	3,729
	LyondellBasell Industries NV Class A	35,629	3,575
	International Paper Co.	53,504	3,215
	Avery Dennison Corp.	11,146	2,512
	Celanese Corp.	15,308	2,428
	Eastman Chemical Co.	18,340	2,075
	Steel Dynamics Inc.	27,219	1,837
	FMC Corp.	17,349	1,624
	Mosaic Co.	46,784	1,505
*	Cleveland-Cliffs Inc.	62,004	1,455
	CF Industries Holdings Inc.	29,013	1,318
	Reliance Steel & Aluminum Co.	8,506	1,276
*	Alcoa Corp.	25,321	1,123
	Royal Gold Inc.	8,914	992
	United States Steel Corp.	36,975	989
	Scotts Miracle-Gro Co.	5,434	852
	Huntsman Corp.	29,078	769
	Element Solutions Inc.	31,930	726
	Valvoline Inc.	24,024	725
	Ashland Global Holdings Inc.	7,519	685
	Avient Corp.	12,922	673
	UFP Industries Inc.	8,445	634
	Balchem Corp.	4,485	630
*	Univar Solutions Inc.	23,457	554
	W R Grace & Co.	7,569	527
	Sensient Technologies Corp.	6,014	522
*	Arconic Corp.	15,065	520
*	Livent Corp.	20,554	511
	Quaker Chemical Corp.	1,866	484
*	Ingevity Corp.	5,693	458
	Hecla Mining Co.	71,684	441
		Shares	Market Value• ($000)
	Cabot Corp.	8,179	437
*	Domtar Corp.	6,995	384
	Westlake Chemical Corp.	4,317	377
	Tronox Holdings plc Class A	16,915	357
	Minerals Technologies Inc.	4,204	331
	Mueller Industries Inc.	7,410	331
	Stepan Co.	2,797	329
	NewMarket Corp.	914	320
*	Constellium SE Class A	15,620	316
	Compass Minerals International Inc.	4,528	303
	Innospec Inc.	3,184	298
	Boise Cascade Co.	4,860	281
	Trinseo SA	4,943	257
	Kaiser Aluminum Corp.	2,030	256
*	Coeur Mining Inc.	30,784	217
*	Kraton Corp.	4,501	190
	Schweitzer-Mauduit International Inc.	4,127	158
*	Orion Engineered Carbons SA	7,841	139
*	Century Aluminum Co.	10,726	137
*	GCP Applied Technologies Inc.	5,705	136
	Neenah Inc.	2,144	108
			102,307
Consumer Discretionary (16.6%)
*	Amazon.com Inc.	58,903	204,440
*	Tesla Inc.	105,311	77,479
	Home Depot Inc.	145,749	47,540
*	Walt Disney Co.	246,529	44,696
*	Netflix Inc.	58,767	33,450
	NIKE Inc. Class B	168,230	27,714
	Costco Wholesale Corp.	60,042	27,349
	McDonald's Corp.	101,211	24,034
	Lowe's Cos. Inc.	97,420	19,863
	Starbucks Corp.	160,086	18,809
	Target Corp.	67,557	16,685
*	Booking Holdings Inc.	5,610	12,901
	TJX Cos. Inc.	163,309	11,876
*	MercadoLibre Inc.	6,265	11,700
	Estee Lauder Cos. Inc. Class A	31,043	10,570
	Activision Blizzard Inc.	105,280	8,672
*	Uber Technologies Inc.	219,866	8,606
7

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Chipotle Mexican Grill Inc.	3,875	7,375
	Dollar General Corp.	32,356	7,212
	eBay Inc.	92,281	7,082
*	Ford Motor Co.	531,216	6,922
*	Lululemon Athletica Inc.	15,476	6,193
	Electronic Arts Inc.	38,799	5,634
	Ross Stores Inc.	47,488	5,623
*	Aptiv plc	36,558	5,564
*	O'Reilly Automotive Inc.	9,330	5,543
	Yum! Brands Inc.	40,282	5,278
*	AutoZone Inc.	2,996	4,641
*	Spotify Technology SA	18,813	4,409
	DR Horton Inc.	45,203	4,322
	Lennar Corp. Class A	38,484	4,130
	Best Buy Co. Inc.	33,878	3,947
*	Etsy Inc.	17,406	3,764
	Garmin Ltd.	20,472	3,571
	Yum China Holdings Inc.	57,089	3,514
*	Carvana Co.	10,405	3,413
	VF Corp.	44,110	3,373
	ViacomCBS Inc. Class B	73,370	3,041
	Tractor Supply Co.	15,652	3,040
*	Wayfair Inc. Class A	10,344	2,904
*	Ulta Beauty Inc.	7,352	2,848
*	Dollar Tree Inc.	31,393	2,842
*	Expedia Group Inc.	19,270	2,785
*	CarMax Inc.	22,094	2,766
	Domino's Pizza Inc.	5,261	2,719
*	Burlington Stores Inc.	9,006	2,697
	Darden Restaurants Inc.	17,669	2,662
	Pool Corp.	5,256	2,598
*	Take-Two Interactive Software Inc.	15,440	2,489
	Genuine Parts Co.	19,284	2,356
	Bath & Body Works Inc.	34,131	2,303
*	NVR Inc.	440	2,279
	Omnicom Group Inc.	28,576	2,092
*	LKQ Corp.	37,964	2,000
	Interpublic Group of Cos. Inc.	53,699	1,999
	PulteGroup Inc.	35,508	1,912
	Fox Corp. Class A	49,960	1,870
	Williams-Sonoma Inc.	10,006	1,868
	Whirlpool Corp.	8,182	1,813
*	Lyft Inc. Class A	38,002	1,809
	Advance Auto Parts Inc.	8,786	1,782
*	Floor & Decor Holdings Inc. Class A	13,786	1,700
	Hasbro Inc.	17,084	1,680
*	Vail Resorts Inc.	5,445	1,660
*	RH	2,346	1,644
*	Deckers Outdoor Corp.	3,798	1,589
*	Live Nation Entertainment Inc.	18,314	1,588
*	Chegg Inc.	18,960	1,578
*	Five Below Inc.	7,402	1,575
*	Liberty Media Corp.-Liberty Formula One Class C	30,680	1,551
*	Tapestry Inc.	38,217	1,541
		Shares	Market Value• ($000)
*	Liberty Media Corp.-Liberty SiriusXM Class A	29,776	1,474
	BorgWarner Inc.	32,494	1,387
	Service Corp. International	22,064	1,385
	Newell Brands Inc.	52,192	1,326
	Lithia Motors Inc. Class A	3,990	1,322
	Lear Corp.	8,205	1,312
*	Discovery Inc. Class A	44,999	1,298
*	Crocs Inc.	8,713	1,244
	Kohl's Corp.	21,200	1,217
*	Bright Horizons Family Solutions Inc.	8,344	1,216
	Rollins Inc.	31,120	1,211
	Dick's Sporting Goods Inc.	8,538	1,202
*	Zynga Inc. Class A	134,941	1,194
	Tempur Sealy International Inc.	26,525	1,186
*	SiteOne Landscape Supply Inc.	5,917	1,184
*	YETI Holdings Inc.	11,796	1,172
	New York Times Co. Class A	22,807	1,158
*	Capri Holdings Ltd.	20,328	1,149
	Aramark	30,790	1,071
	Autoliv Inc.	12,030	1,063
*	BJ's Wholesale Club Holdings Inc.	18,574	1,052
	Nielsen Holdings plc	47,881	1,028
*	PVH Corp.	9,715	1,018
	Gentex Corp.	32,982	1,016
	Toll Brothers Inc.	15,720	1,007
*	Southwest Airlines Co.	20,160	1,004
*	Macy's Inc.	44,688	1,001
*	Mattel Inc.	46,828	1,000
*	IAA Inc.	18,422	979
*	Delta Air Lines Inc.	23,147	936
*	Planet Fitness Inc. Class A	11,130	905
*	Fox Factory Holding Corp.	5,825	895
*	Skechers U.S.A. Inc. Class A	17,657	890
	Texas Roadhouse Inc. Class A	9,306	884
	Thor Industries Inc.	7,717	875
	Leggett & Platt Inc.	17,890	866
	Hanesbrands Inc.	46,329	865
	Nexstar Media Group Inc. Class A	5,638	844
*	Stamps.com Inc.	2,556	841
	Harley-Davidson Inc.	20,963	829
*	Helen of Troy Ltd.	3,418	818
	Sirius XM Holdings Inc.	124,587	781
*	AutoNation Inc.	6,943	757
*	Victoria's Secret & Co.	11,419	757
	Ralph Lauren Corp.	6,480	753
	Gap Inc.	27,483	735
*	Terminix Global Holdings Inc.	17,588	732
*	Under Armour Inc. Class C	35,772	718
	Wingstop Inc.	4,098	705
	Foot Locker Inc.	12,310	698

8

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Ollie's Bargain Outlet Holdings Inc.	9,463	685
*	Sonos Inc.	16,761	666
*	National Vision Holdings Inc.	11,007	660
	H&R Block Inc.	25,128	645
	Carter's Inc.	6,113	626
	American Eagle Outfitters Inc.	20,231	617
*	Avis Budget Group Inc.	6,794	617
*	United Airlines Holdings Inc.	13,019	606
*	Discovery Inc. Class C	21,874	604
*	Goodyear Tire & Rubber Co.	37,724	598
	Papa John's International Inc.	4,552	581
*	Grand Canyon Education Inc.	6,469	577
*	Meritage Homes Corp.	5,167	576
	Rent-A-Center Inc.	9,106	574
	Signet Jewelers Ltd.	7,211	571
	Wendy's Co.	24,344	560
	TEGNA Inc.	31,528	559
	Columbia Sportswear Co.	5,458	557
	Qurate Retail Inc. Class A	50,242	554
	KB Home	12,390	533
*	Frontdoor Inc.	11,948	521
*	Asbury Automotive Group Inc.	2,741	510
*	Adient plc	12,895	507
*	Hilton Grand Vacations Inc.	11,408	498
*	Taylor Morrison Home Corp. Class A	17,738	498
*	Sabre Corp.	44,129	496
*	Madison Square Garden Sports Corp.	2,731	494
	Fox Corp. Class B	14,212	492
*	TripAdvisor Inc.	14,039	491
*	Veoneer Inc.	13,700	490
	Dana Inc.	21,003	489
	Cracker Barrel Old Country Store Inc.	3,358	482
	LCI Industries	3,401	482
*	American Airlines Group Inc.	23,550	470
*	Shake Shack Inc. Class A	5,345	464
*	LGI Homes Inc.	2,878	461
	Steven Madden Ltd.	11,220	454
*	Nordstrom Inc.	15,776	451
*	Six Flags Entertainment Corp.	10,334	437
*	Bed Bath & Beyond Inc.	15,806	435
*	Callaway Golf Co.	15,466	434
	Herman Miller Inc.	9,660	406
	Kontoor Brands Inc.	7,488	404
	PROG Holdings Inc.	8,542	404
*	Under Armour Inc. Class A	17,038	394
*	Cardlytics Inc.	4,246	385
	MDC Holdings Inc.	7,198	376
	Penske Automotive Group Inc.	4,138	372
		Shares	Market Value• ($000)
*	Tri Pointe Homes Inc.	15,606	371
*	Visteon Corp.	3,490	369
*	Gentherm Inc.	4,276	367
*	Stitch Fix Inc. Class A	8,760	367
*	Coty Inc. Class A	37,239	364
	Group 1 Automotive Inc.	2,184	361
	Wolverine World Wide Inc.	9,980	358
*	Academy Sports & Outdoors Inc.	7,900	350
*	2U Inc.	9,289	344
	John Wiley & Sons Inc. Class A	5,832	339
*	Leslie's Inc.	14,000	338
	Winnebago Industries Inc.	4,724	329
	Graham Holdings Co. Class B	520	321
*	Dorman Products Inc.	3,405	320
	Jack in the Box Inc.	2,957	313
*	SeaWorld Entertainment Inc.	6,322	311
*	Brinker International Inc.	5,762	307
	World Wrestling Entertainment Inc. Class A	5,727	298
*	Bloomin' Brands Inc.	11,139	298
*	Abercrombie & Fitch Co. Class A	8,206	293
*	ODP Corp.	6,200	292
*	Cavco Industries Inc.	1,132	289
*	Urban Outfitters Inc.	8,727	288
*	Cinemark Holdings Inc.	15,894	283
*	iRobot Corp.	3,468	281
*	Sleep Number Corp.	3,029	280
*	Sally Beauty Holdings Inc.	14,538	270
*	KAR Auction Services Inc.	15,757	266
*	Playtika Holding Corp.	9,700	256
	PriceSmart Inc.	2,998	254
*	Cheesecake Factory Inc.	5,376	251
	Monro Inc.	4,361	248
	Gray Television Inc.	10,775	245
*	Knowles Corp.	12,164	243
	Strategic Education Inc.	3,061	240
*	Alaska Air Group Inc.	4,137	237
	Rush Enterprises Inc. Class A	5,385	237
*	Adtalem Global Education Inc.	6,262	232
	Big Lots Inc.	4,702	229
*	Central Garden & Pet Co. Class A	5,506	229
	Acushnet Holdings Corp.	4,365	218
*	Meredith Corp.	5,055	217
*	Laureate Education Inc. Class A	13,355	213
	La-Z-Boy Inc.	5,938	208
*	Dave & Buster's Entertainment Inc.	5,542	207
	HNI Corp.	5,453	207
*	Petco Health & Wellness Co. Inc. Class A	9,500	205
*	Lions Gate Entertainment Corp. Class B	16,972	200

9

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Dine Brands Global Inc.	2,164	179
*	AMC Networks Inc. Class A	3,700	176
	Oxford Industries Inc.	1,841	166
*	JetBlue Airways Corp.	10,721	162
	Steelcase Inc. Class A	11,401	161
*	MakeMyTrip Ltd.	6,063	157
*	Children's Place Inc.	1,791	156
*	G-III Apparel Group Ltd.	4,985	154
*	Liberty Media Corp.-Liberty SiriusXM Class C	3,066	151
	EW Scripps Co. Class A	8,070	150
	Matthews International Corp. Class A	3,938	146
	Inter Parfums Inc.	1,995	145
*	WW International Inc.	6,703	145
	Guess? Inc.	5,738	139
	Buckle Inc.	3,469	134
*	American Axle & Manufacturing Holdings Inc.	14,365	127
*	Liberty Media Corp.-Liberty Braves Class C	4,761	123
	Scholastic Corp.	3,651	121
*	Afya Ltd. Class A	5,400	117
	Aaron's Co. Inc.	4,294	114
*	SkyWest Inc.	1,729	81
*	Lions Gate Entertainment Corp. Class A	5,342	69
*	Copa Holdings SA Class A	735	55
*	Allegiant Travel Co.	283	54
*	IMAX Corp.	3,088	49
*	Spirit Airlines Inc.	1,656	41
*	Liberty Media Corp.-Liberty Braves Class A	1,135	30
*	Copart Inc.	192	28
	News Corp. Class A	480	11
*	Farfetch Ltd. Class A	224	9
			874,090
Consumer Staples (4.5%)
	Procter & Gamble Co.	329,590	46,930
	Coca-Cola Co.	526,004	29,619
	PepsiCo Inc.	187,152	29,269
	CVS Health Corp.	178,709	15,439
	Mondelez International Inc. Class A	189,055	11,735
	Colgate-Palmolive Co.	113,425	8,841
	Kimberly-Clark Corp.	45,707	6,299
	Sysco Corp.	66,162	5,270
	Walgreens Boots Alliance Inc.	97,443	4,945
*	Monster Beverage Corp.	50,447	4,922
	General Mills Inc.	82,621	4,776
	Kroger Co.	101,632	4,678
	McKesson Corp.	21,582	4,406
	Corteva Inc.	100,134	4,403
	Hershey Co.	19,870	3,531
	Keurig Dr Pepper Inc.	94,834	3,383
	Kraft Heinz Co.	90,416	3,254
		Shares	Market Value• ($000)
	Tyson Foods Inc. Class A	39,039	3,065
	McCormick & Co. Inc. (Non-Voting)	33,938	2,929
	Clorox Co.	17,012	2,859
	Church & Dwight Co. Inc.	33,762	2,825
	AmerisourceBergen Corp.	19,876	2,429
	Kellogg Co.	34,539	2,181
	Conagra Brands Inc.	63,223	2,094
	J M Smucker Co.	14,314	1,770
	Hormel Foods Corp.	38,479	1,752
*	Darling Ingredients Inc.	22,065	1,644
	Bunge Ltd.	18,756	1,420
	Lamb Weston Holdings Inc.	19,737	1,286
	Campbell Soup Co.	26,648	1,112
*	US Foods Holding Corp.	30,663	1,043
	Casey's General Stores Inc.	5,000	1,023
*,1	Beyond Meat Inc.	8,267	989
*	Post Holdings Inc.	8,059	902
*	Performance Food Group Co.	17,781	893
	Ingredion Inc.	9,092	799
*	Herbalife Nutrition Ltd.	14,782	759
*	Freshpet Inc.	5,630	721
	Flowers Foods Inc.	25,500	615
	Sanderson Farms Inc.	2,831	556
*	Nomad Foods Ltd.	19,941	526
*	Celsius Holdings Inc.	5,910	483
	Spectrum Brands Holdings Inc.	6,018	470
*	Sprouts Farmers Market Inc.	18,407	458
	Lancaster Colony Corp.	2,573	456
*	Hain Celestial Group Inc.	11,868	444
	WD-40 Co.	1,797	431
*	Simply Good Foods Co.	10,906	388
	Energizer Holdings Inc.	8,804	346
	Edgewell Personal Care Co.	8,151	345
	Medifast Inc.	1,465	334
	Nu Skin Enterprises Inc. Class A	6,439	326
	J & J Snack Foods Corp.	1,906	312
	B&G Foods Inc.	9,555	290
*	Grocery Outlet Holding Corp.	10,913	284
	Core-Mark Holding Co. Inc.	5,905	272
*	Hostess Brands Inc. Class A	17,026	272
	Coca-Cola Consolidated Inc.	632	257
*	TreeHouse Foods Inc.	6,754	253
	Reynolds Consumer Products Inc.	6,900	195
	Cal-Maine Foods Inc.	4,579	166
*	USANA Health Sciences Inc.	1,622	157
	Fresh Del Monte Produce Inc.	4,291	141
	National Beverage Corp.	2,886	134
	Weis Markets Inc.	2,128	121

10

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	ACCO Brands Corp.	11,986	112
	Tootsie Roll Industries Inc.	2,078	66
	Coca-Cola Europacific Partners plc	224	13
	Calavo Growers Inc.	248	12
			235,430
Energy (0.2%)
*	Enphase Energy Inc.	17,818	3,096
*	SolarEdge Technologies Inc.	7,167	2,077
*	Plug Power Inc.	59,208	1,543
*	First Solar Inc.	14,387	1,353
*	Array Technologies Inc.	21,200	404
	Arcosa Inc.	6,300	320
*	Renewable Energy Group Inc.	6,530	316
*	SunPower Corp.	10,165	219
*	Maxeon Solar Technologies Ltd.	5,800	99
*	FuelCell Energy Inc.	4,689	29
			9,456
Financials (10.8%)
	JPMorgan Chase & Co.	407,438	65,170
	Bank of America Corp.	1,022,500	42,689
	Citigroup Inc.	280,453	20,167
	Morgan Stanley	188,414	19,676
	Goldman Sachs Group Inc.	44,747	18,503
	BlackRock Inc.	19,397	18,297
	Charles Schwab Corp.	213,328	15,541
	S&P Global Inc.	32,680	14,504
	Chubb Ltd.	60,569	11,140
	PNC Financial Services Group Inc.	57,391	10,967
	Marsh & McLennan Cos. Inc.	68,837	10,821
	US Bancorp	181,492	10,416
	Truist Financial Corp.	181,828	10,375
	CME Group Inc.	48,683	9,820
	Intercontinental Exchange Inc.	75,175	8,986
	Aon plc Class A	30,315	8,696
	Moody's Corp.	22,022	8,385
	Progressive Corp.	79,128	7,623
	MSCI Inc.	10,897	6,915
	T. Rowe Price Group Inc.	30,490	6,826
	American International Group Inc.	116,810	6,373
	MetLife Inc.	100,546	6,234
	Bank of New York Mellon Corp.	108,742	6,005
	Prudential Financial Inc.	53,590	5,674
	Allstate Corp.	40,400	5,465
	Travelers Cos. Inc.	34,074	5,442
	Discover Financial Services	41,479	5,318
	Aflac Inc.	90,835	5,149
	KKR & Co. Inc.	74,691	4,802
	First Republic Bank	23,698	4,714
*	SVB Financial Group	7,893	4,416
	State Street Corp.	47,252	4,390
	Ameriprise Financial Inc.	15,819	4,317
	Arthur J Gallagher & Co.	27,300	3,921
		Shares	Market Value• ($000)
	Willis Towers Watson plc	17,358	3,831
	Fifth Third Bancorp	95,460	3,710
	Northern Trust Corp.	27,965	3,314
	Hartford Financial Services Group Inc.	48,522	3,262
	Huntington Bancshares Inc.	201,811	3,134
	Nasdaq Inc.	15,417	3,018
	Broadridge Financial Solutions Inc.	15,744	2,711
	KeyCorp	131,460	2,671
	Regions Financial Corp.	130,598	2,668
	Ally Financial Inc.	49,965	2,643
	Citizens Financial Group Inc.	57,875	2,534
	Cincinnati Financial Corp.	20,187	2,491
	M&T Bank Corp.	17,347	2,429
	Principal Financial Group Inc.	36,179	2,417
	MarketAxess Holdings Inc.	5,042	2,400
*	Markel Corp.	1,866	2,370
	Raymond James Financial Inc.	16,743	2,342
*	Arch Capital Group Ltd.	51,713	2,125
	Signature Bank	7,537	1,955
	FactSet Research Systems Inc.	5,133	1,952
	Brown & Brown Inc.	31,497	1,828
	Cboe Global Markets Inc.	14,463	1,825
	Fidelity National Financial Inc.	37,055	1,809
	Lincoln National Corp.	25,825	1,773
	Annaly Capital Management Inc.	186,652	1,622
	Equitable Holdings Inc.	52,199	1,619
	LPL Financial Holdings Inc.	10,850	1,604
	Apollo Global Management Inc.	24,323	1,454
	Everest Re Group Ltd.	5,430	1,438
	Ares Management Corp. Class A	18,526	1,430
	East West Bancorp Inc.	19,028	1,396
	W R Berkley Corp.	18,535	1,396
	Comerica Inc.	18,834	1,392
	Assurant Inc.	8,163	1,389
	Western Alliance Bancorp	13,853	1,351
	Globe Life Inc.	13,619	1,308
*	XP Inc. Class A	26,489	1,289
	Franklin Resources Inc.	39,629	1,286
*	Alleghany Corp.	1,893	1,281
	Zions Bancorp NA	21,879	1,267
	American Financial Group Inc.	9,132	1,260
	Tradeweb Markets Inc. Class A	14,218	1,237
	First Horizon Corp.	74,303	1,218
	AGNC Investment Corp.	70,998	1,158
	Invesco Ltd.	45,326	1,148
	Voya Financial Inc.	16,386	1,065
	RenaissanceRe Holdings Ltd.	6,741	1,057

11

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Reinsurance Group of America Inc.	9,111	1,055
	First American Financial Corp.	14,724	1,038
*	Athene Holding Ltd. Class A	15,349	1,028
	Commerce Bancshares Inc.	14,125	999
	Janus Henderson Group plc	23,033	999
*	Credicorp Ltd.	9,246	986
	Starwood Property Trust Inc.	37,913	978
	Stifel Financial Corp.	14,146	977
	Pinnacle Financial Partners Inc.	10,037	973
	Affiliated Managers Group Inc.	5,635	959
	Old Republic International Corp.	36,558	951
	SEI Investments Co.	15,107	949
	People's United Financial Inc.	57,546	945
	Cullen/Frost Bankers Inc.	7,566	864
	Popular Inc.	11,358	863
	Prosperity Bancshares Inc.	12,267	857
	First Financial Bankshares Inc.	17,963	855
	Morningstar Inc.	3,173	850
	Synovus Financial Corp.	19,598	845
	Primerica Inc.	5,408	827
	New York Community Bancorp Inc.	65,992	826
	SLM Corp.	43,863	822
	OneMain Holdings Inc.	14,103	816
	Evercore Inc. Class A	5,383	752
	Unum Group	28,251	752
	First Citizens BancShares Inc. Class A	823	739
	MGIC Investment Corp.	47,818	730
	CIT Group Inc.	12,996	720
	Glacier Bancorp Inc.	13,413	714
	Valley National Bancorp	54,459	710
	Interactive Brokers Group Inc. Class A	10,884	704
	Bank OZK	16,498	700
	Selective Insurance Group Inc.	8,372	700
	Hanover Insurance Group Inc.	4,949	699
	Essent Group Ltd.	14,817	698
	PacWest Bancorp	16,092	685
	FNB Corp.	58,101	679
	Lazard Ltd. Class A	14,148	671
	South State Corp.	9,677	664
	Radian Group Inc.	27,611	652
	Blackstone Mortgage Trust Inc. Class A	19,437	638
	United Bankshares Inc.	17,547	637
	Webster Financial Corp.	12,567	635
	Wintrust Financial Corp.	8,175	612
		Shares	Market Value• ($000)
	Houlihan Lokey Inc. Class A	6,782	612
	Sterling Bancorp	26,679	611
*	Brighthouse Financial Inc.	12,362	605
	Umpqua Holdings Corp.	30,965	603
	RLI Corp.	5,488	599
	Hancock Whitney Corp.	12,781	587
	Kemper Corp.	8,558	587
	Community Bank System Inc.	7,861	582
	UMB Financial Corp.	6,350	582
	BankUnited Inc.	13,592	571
	Axis Capital Holdings Ltd.	11,105	568
	ServisFirst Bancshares Inc.	7,663	563
	Navient Corp.	23,418	544
	Kinsale Capital Group Inc.	2,974	541
	Pacific Premier Bancorp Inc.	13,324	532
	First Hawaiian Inc.	18,846	526
*	Open Lending Corp. Class A	14,098	521
	Chimera Investment Corp.	33,395	512
	White Mountains Insurance Group Ltd.	450	504
*	Texas Capital Bancshares Inc.	7,400	503
	Assured Guaranty Ltd.	10,097	503
	Home BancShares Inc.	22,540	499
	FirstCash Inc.	5,825	499
	Bank of Hawaii Corp.	5,905	495
	Moelis & Co. Class A	7,916	490
	Walker & Dunlop Inc.	4,409	490
*	Trupanion Inc.	5,251	481
	CNO Financial Group Inc.	19,447	476
	Associated Banc-Corp	22,711	468
	Eastern Bankshares Inc.	23,614	467
	Cathay General Bancorp	11,688	465
	Federated Hermes Inc. Class B	13,304	450
	Artisan Partners Asset Management Inc. Class A	8,636	449
*	Enstar Group Ltd.	1,887	435
	BancorpSouth Bank	14,756	433
	Ameris Bancorp	8,727	430
	Hamilton Lane Inc. Class A	4,900	422
	Investors Bancorp Inc.	29,326	420
*	Lemonade Inc.	5,506	416
	Simmons First National Corp. Class A	13,972	406
	Old National Bancorp	24,103	402
	CVB Financial Corp.	18,892	385
*	Cannae Holdings Inc.	11,934	381
	Atlantic Union Bankshares Corp.	10,232	379
	Columbia Banking System Inc.	10,338	376
*	Upstart Holdings Inc.	1,600	367
	American Equity Investment Life Holding Co.	11,196	355
*	Axos Financial Inc.	7,324	355

12

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Santander Consumer USA Holdings Inc.	8,505	355
*	Mr Cooper Group Inc.	9,000	350
	BOK Financial Corp.	3,880	342
	Independent Bank Group Inc.	4,804	338
	Cadence Bancorp Class A	15,683	337
	United Community Banks Inc.	11,075	334
	Independent Bank Corp. (Massachusetts)	4,324	332
	Piper Sandler Cos.	2,326	332
	First Bancorp	25,761	328
	Fulton Financial Corp.	20,170	320
	Virtus Investment Partners Inc.	1,024	320
	Washington Federal Inc.	9,526	317
	Flagstar Bancorp Inc.	6,247	309
	PennyMac Financial Services Inc.	4,497	299
	Virtu Financial Inc. Class A	11,941	292
	International Bancshares Corp.	6,853	287
	First Financial Bancorp	12,206	287
	First Merchants Corp.	6,871	283
	WesBanco Inc.	8,320	283
*	PRA Group Inc.	6,636	279
*	Palomar Holdings Inc.	3,100	278
	Hilltop Holdings Inc.	8,270	277
	MFA Financial Inc.	57,493	276
	Cohen & Steers Inc.	3,146	276
	Towne Bank	9,071	276
	Sandy Spring Bancorp Inc.	6,276	273
	WSFS Financial Corp.	5,995	272
	First Midwest Bancorp Inc.	14,402	270
	Apollo Commercial Real Estate Finance Inc.	17,161	267
	PennyMac Mortgage Investment Trust	13,475	262
	Banner Corp.	4,438	254
	Trustmark Corp.	7,952	251
	Renasant Corp.	6,989	245
*	NMI Holdings Inc. Class A	10,790	244
*	Genworth Financial Inc. Class A	64,345	241
	Heartland Financial USA Inc.	5,096	240
	Mercury General Corp.	4,008	239
	iStar Inc.	9,000	238
	Eagle Bancorp Inc.	4,006	231
	Great Western Bancorp Inc.	7,083	219
	Provident Financial Services Inc.	9,849	217
	Horace Mann Educators Corp.	5,244	215
	Argo Group International Holdings Ltd.	4,038	214
	Bank of NT Butterfield & Son Ltd.	6,405	213
	BGC Partners Inc. Class A	40,309	208
	Hope Bancorp Inc.	15,075	208
		Shares	Market Value• ($000)
	Northwest Bancshares Inc.	15,698	204
	Nelnet Inc. Class A	2,413	195
	Capitol Federal Financial Inc.	16,723	193
	Brightsphere Investment Group Inc.	7,093	193
	American National Group Inc.	1,000	193
*	Encore Capital Group Inc.	3,875	191
	NBT Bancorp Inc.	5,335	191
	Redwood Trust Inc.	15,005	187
	Westamerica Bancorp	3,258	185
	CNA Financial Corp.	4,034	179
	ProAssurance Corp.	6,885	176
	Berkshire Hills Bancorp Inc.	6,493	166
	First Commonwealth Financial Corp.	12,156	164
	Ladder Capital Corp.	13,700	156
	Employers Holdings Inc.	3,684	152
	Safety Insurance Group Inc.	1,873	152
	City Holding Co.	1,926	150
	S&T Bancorp Inc.	4,973	148
	Brookline Bancorp Inc.	9,753	146
	Stock Yards Bancorp Inc.	2,692	139
	TFS Financial Corp.	6,536	131
	BancFirst Corp.	2,186	124
	Kearny Financial Corp.	9,449	120
*	eHealth Inc.	3,084	119
	Washington Trust Bancorp Inc.	2,231	119
	State Auto Financial Corp.	2,314	117
	1st Source Corp.	2,429	114
	BrightSpire Capital Inc. Class A	10,542	106
*	Blucora Inc.	6,224	102
*	SiriusPoint Ltd.	10,139	99
	Community Trust Bancorp Inc.	2,220	92
	WisdomTree Investments Inc.	14,628	92
	ARMOUR Residential REIT Inc.	7,754	84
*	Columbia Financial Inc.	4,104	74
	Republic Bancorp Inc. Class A	1,248	63
			566,558
Health Care (13.8%)
	UnitedHealth Group Inc.	127,665	53,143
	Pfizer Inc.	757,396	34,893
	Abbott Laboratories	235,807	29,799
	Eli Lilly & Co.	115,079	29,724
	Thermo Fisher Scientific Inc.	53,461	29,668
	AbbVie Inc.	240,062	28,995
	Danaher Corp.	86,130	27,920
	Merck & Co. Inc.	343,948	26,240
	Medtronic plc	182,140	24,312
	Bristol-Myers Squibb Co.	303,288	20,278
	Amgen Inc.	78,293	17,657
*	Moderna Inc.	46,046	17,345

13

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Intuitive Surgical Inc.	15,982	16,838
	Zoetis Inc.	64,456	13,185
	Stryker Corp.	47,236	13,089
	Anthem Inc.	33,232	12,466
	Gilead Sciences Inc.	170,285	12,393
	Becton Dickinson & Co.	39,198	9,866
	Cigna Corp.	46,372	9,815
*	Edwards Lifesciences Corp.	83,657	9,803
*	Regeneron Pharmaceuticals Inc.	13,738	9,251
*	Illumina Inc.	19,779	9,042
	HCA Healthcare Inc.	35,260	8,920
*	Boston Scientific Corp.	192,162	8,676
*	IDEXX Laboratories Inc.	11,560	7,789
*	Align Technology Inc.	10,654	7,554
	Agilent Technologies Inc.	41,054	7,204
*	Vertex Pharmaceuticals Inc.	35,408	7,092
	Humana Inc.	17,456	7,077
*	Biogen Inc.	20,455	6,932
*	Dexcom Inc.	13,022	6,894
*	IQVIA Holdings Inc.	26,010	6,756
*	Veeva Systems Inc. Class A	18,596	6,173
	ResMed Inc.	19,477	5,659
	Baxter International Inc.	68,070	5,188
*	Centene Corp.	78,362	4,935
	West Pharmaceutical Services Inc.	9,966	4,501
	Zimmer Biomet Holdings Inc.	28,421	4,276
*	Laboratory Corp. of America Holdings	13,170	3,996
*	Alnylam Pharmaceuticals Inc.	16,308	3,285
*	Horizon Therapeutics plc	30,163	3,260
	Cerner Corp.	40,749	3,111
*	Avantor Inc.	78,629	3,101
*	Seagen Inc.	18,412	3,086
*	Teladoc Health Inc.	20,737	2,995
	Cooper Cos. Inc.	6,561	2,957
*	Charles River Laboratories International Inc.	6,625	2,941
*	Catalent Inc.	22,169	2,892
	STERIS plc	13,295	2,859
	PerkinElmer Inc.	15,057	2,783
*	ICON plc	10,683	2,732
*	Hologic Inc.	34,386	2,722
*	Insulet Corp.	9,092	2,708
	Quest Diagnostics Inc.	17,628	2,694
	Bio-Techne Corp.	5,212	2,602
	Teleflex Inc.	6,366	2,517
*	Exact Sciences Corp.	23,599	2,463
*	Novavax Inc.	10,296	2,456
	Viatris Inc.	164,469	2,406
*	Bio-Rad Laboratories Inc. Class A	2,873	2,312
*	ABIOMED Inc.	6,280	2,286
*	Repligen Corp.	7,452	2,109
*	BioMarin Pharmaceutical Inc.	24,850	2,093
		Shares	Market Value• ($000)
*	Molina Healthcare Inc.	7,739	2,080
	Cardinal Health Inc.	39,489	2,073
*	10X Genomics Inc. Class A	11,715	2,061
*	Elanco Animal Health Inc.	60,417	2,017
*	Incyte Corp.	25,151	1,924
*	Novocure Ltd.	13,869	1,861
*	Masimo Corp.	6,727	1,827
	DENTSPLY SIRONA Inc.	29,382	1,813
*	Guardant Health Inc.	12,543	1,596
	Universal Health Services Inc. Class B	10,184	1,586
*	Intellia Therapeutics Inc.	9,144	1,468
*	Henry Schein Inc.	18,818	1,422
*	Natera Inc.	11,733	1,390
	Hill-Rom Holdings Inc.	8,883	1,293
*	United Therapeutics Corp.	6,019	1,293
*	Penumbra Inc.	4,649	1,278
*	Neurocrine Biosciences Inc.	13,273	1,264
*	Syneos Health Inc.	13,455	1,248
*	DaVita Inc.	9,433	1,234
*	CRISPR Therapeutics AG	9,747	1,218
	Bruker Corp.	13,647	1,205
	Organon & Co.	34,904	1,183
*	Tenet Healthcare Corp.	14,324	1,079
*	Jazz Pharmaceuticals plc	8,063	1,062
	Encompass Health Corp.	13,207	1,036
	Chemed Corp.	2,168	1,033
*	Acceleron Pharma Inc.	7,710	1,032
*	PPD Inc.	21,841	1,011
*	Biohaven Pharmaceutical Holding Co. Ltd.	7,659	1,005
*	Mirati Therapeutics Inc.	5,896	1,001
*	Tandem Diabetes Care Inc.	8,856	993
*	Shockwave Medical Inc.	4,600	985
*	Arrowhead Pharmaceuticals Inc.	14,506	974
*	STAAR Surgical Co.	6,254	966
*	Envista Holdings Corp.	22,423	959
*	Omnicell Inc.	5,742	892
*	Exelixis Inc.	45,657	875
*	Inspire Medical Systems Inc.	3,788	847
*	Blueprint Medicines Corp.	9,005	840
*	Globus Medical Inc. Class A	10,244	836
*	Pacific Biosciences of California Inc.	26,537	831
*	Acadia Healthcare Co. Inc.	12,401	820
*	Amedisys Inc.	4,437	814
*	Fate Therapeutics Inc.	11,096	813
*	Halozyme Therapeutics Inc.	19,093	802
*	NeoGenomics Inc.	16,090	782
*	LHC Group Inc.	4,171	779
*	Bridgebio Pharma Inc.	15,502	777
*	Twist Bioscience Corp.	6,826	773
*	Integra LifeSciences Holdings Corp.	10,255	771
	Perrigo Co. plc	18,361	752
*	Beam Therapeutics Inc.	6,708	744
*	HealthEquity Inc.	11,349	728

14

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Medpace Holdings Inc.	3,933	717
*	Alkermes plc	22,479	703
*	Oak Street Health Inc.	14,760	690
*	Neogen Corp.	15,108	661
*	Editas Medicine Inc.	10,056	639
	Ensign Group Inc.	7,570	618
*	Apellis Pharmaceuticals Inc.	9,358	616
	Premier Inc. Class A	16,534	615
*	Adaptive Biotechnologies Corp.	16,727	608
*	Nevro Corp.	4,974	607
*	Maravai LifeSciences Holdings Inc. Class A	10,214	604
*	LivaNova plc	7,236	598
*	Ultragenyx Pharmaceutical Inc.	5,840	562
*	ICU Medical Inc.	2,741	546
*	Sarepta Therapeutics Inc.	6,989	546
*	Arvinas Inc.	6,110	527
	CONMED Corp.	4,012	527
*	Arena Pharmaceuticals Inc.	9,776	517
*	TG Therapeutics Inc.	19,091	517
*	Merit Medical Systems Inc.	7,191	516
*	Ionis Pharmaceuticals Inc.	12,903	513
	Select Medical Holdings Corp.	14,809	512
*	Invitae Corp.	17,132	508
*	CareDx Inc.	6,923	507
*,1	CureVac NV	7,661	504
*	Allakos Inc.	5,541	494
*	Amicus Therapeutics Inc.	41,498	473
*	Progyny Inc.	8,329	465
*	Vir Biotechnology Inc.	8,975	463
*	Emergent BioSolutions Inc.	7,114	449
*	PTC Therapeutics Inc.	10,230	447
*	AtriCure Inc.	5,948	438
*	Quidel Corp.	3,382	436
*	Reata Pharmaceuticals Inc. Class A	4,067	433
*	Insmed Inc.	15,399	432
*	1Life Healthcare Inc.	17,421	427
*	Agios Pharmaceuticals Inc.	9,489	424
*	Integer Holdings Corp.	4,228	418
*	NuVasive Inc.	6,693	416
*	Denali Therapeutics Inc.	7,653	407
*	Myriad Genetics Inc.	11,144	399
*	Inari Medical Inc.	4,850	397
*	Karuna Therapeutics Inc.	3,300	392
*	Prestige Consumer Healthcare Inc.	6,579	378
*	NanoString Technologies Inc.	6,500	378
*	R1 RCM Inc.	17,638	348
*	Intra-Cellular Therapies Inc.	10,197	339
*	Pacira BioSciences Inc.	5,645	335
*	ACADIA Pharmaceuticals Inc.	19,081	334
*	SpringWorks Therapeutics Inc.	4,400	330
		Shares	Market Value• ($000)
*	Ligand Pharmaceuticals Inc.	2,474	327
	Patterson Cos. Inc.	10,558	323
*	MEDNAX Inc.	9,818	315
*	American Well Corp. Class A	29,000	311
*	Magellan Health Inc.	3,188	302
	Healthcare Services Group Inc.	11,174	292
*	Ironwood Pharmaceuticals Inc. Class A	22,228	291
*	Relay Therapeutics Inc.	9,000	288
*	Corcept Therapeutics Inc.	13,320	283
*,1	Inovio Pharmaceuticals Inc.	31,900	276
*	REVOLUTION Medicines Inc.	9,385	273
*	Berkeley Lights Inc.	7,140	254
*	Enanta Pharmaceuticals Inc.	4,342	248
*	OPKO Health Inc.	62,894	243
*	CorVel Corp.	1,443	238
*	Atara Biotherapeutics Inc.	15,742	236
*	Alector Inc.	8,700	235
*	Iovance Biotherapeutics Inc.	9,614	231
*	Ortho Clinical Diagnostics Holdings plc	11,300	231
*	Evolent Health Inc. Class A	9,275	228
*	Sotera Health Co.	9,200	225
*	Deciphera Pharmaceuticals Inc.	7,012	221
*	REGENXBIO Inc.	6,833	221
*	Rocket Pharmaceuticals Inc.	6,400	219
*	uniQure NV	7,500	217
*	Certara Inc.	6,100	205
*	Avanos Medical Inc.	6,166	203
*	Kodiak Sciences Inc.	2,159	203
*	Turning Point Therapeutics Inc.	2,617	202
*	Heron Therapeutics Inc.	16,934	198
*	Myovant Sciences Ltd.	8,100	197
*	ChemoCentryx Inc.	11,070	175
*	Brookdale Senior Living Inc.	23,492	171
*	Supernus Pharmaceuticals Inc.	6,199	171
*	Inogen Inc.	2,625	155
*	Haemonetics Corp.	2,407	151
*	Zogenix Inc.	10,000	148
*	Tivity Health Inc.	6,254	145
*	Varex Imaging Corp.	4,888	143
*	Axsome Therapeutics Inc.	4,852	125
*	Innoviva Inc.	8,112	124
*	Veracyte Inc.	2,512	121
*	Radius Health Inc.	8,120	113
*	Precigen Inc.	17,556	106
*	Epizyme Inc.	20,200	104
*	Natus Medical Inc.	3,938	104
*	Orthofix Medical Inc.	2,432	103
*	NextGen Healthcare Inc.	6,532	100

15

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Pennant Group Inc.	3,270	100
*	Intercept Pharmaceuticals Inc.	6,500	97
*	Endo International plc	38,605	88
*	Taro Pharmaceutical Industries Ltd.	1,152	78
*	Xencor Inc.	2,189	74
*	Amneal Pharmaceuticals Inc.	12,169	69
*	Sage Therapeutics Inc.	1,205	56
*	Glaukos Corp.	833	50
*	Madrigal Pharmaceuticals Inc.	281	23
*	Allogene Therapeutics Inc.	657	16
*,2	Alder Biopharmaceuticals Inc. CVR Exp. 12/31/24	767	1
			728,037
Industrials (11.4%)
	Visa Inc. Class A	229,518	52,583
*	PayPal Holdings Inc.	159,641	46,082
	Mastercard Inc. Class A	118,712	41,102
	Accenture plc Class A	86,181	29,005
	Union Pacific Corp.	90,058	19,528
	United Parcel Service Inc. Class B	98,410	19,252
	Caterpillar Inc.	74,636	15,738
	American Express Co.	88,241	14,644
	Deere & Co.	38,168	14,429
*	Square Inc. Class A	53,117	14,239
	Automatic Data Processing Inc.	57,599	12,040
	Fidelity National Information Services Inc.	84,119	10,748
	Capital One Financial Corp.	60,749	10,083
	Sherwin-Williams Co.	33,169	10,072
	CSX Corp.	306,507	9,971
	Illinois Tool Works Inc.	42,606	9,921
*	Fiserv Inc.	80,972	9,538
	FedEx Corp.	33,280	8,842
	Johnson Controls International plc	96,906	7,249
	Global Payments Inc.	39,720	6,460
	Trane Technologies plc	32,246	6,401
	IHS Markit Ltd.	50,544	6,096
	DuPont de Nemours Inc.	72,364	5,356
	Rockwell Automation Inc.	15,722	5,117
	Paychex Inc.	43,706	5,003
*	Mettler-Toledo International Inc.	3,093	4,803
	Cintas Corp.	12,057	4,772
*	Keysight Technologies Inc.	25,084	4,500
	Equifax Inc.	16,494	4,491
	Verisk Analytics Inc.	21,551	4,348
*	Zebra Technologies Corp. Class A	7,196	4,225
	Stanley Black & Decker Inc.	21,846	4,222
	Old Dominion Freight Line Inc.	13,924	4,020
	Synchrony Financial	79,295	3,945
	PACCAR Inc.	46,242	3,786
		Shares	Market Value• ($000)
*	Generac Holdings Inc.	8,373	3,659
	Kansas City Southern	12,237	3,435
*	Waters Corp.	8,252	3,416
	Dover Corp.	19,542	3,407
	Vulcan Materials Co.	17,911	3,330
	Xylem Inc.	24,413	3,328
	Martin Marietta Materials Inc.	8,412	3,207
*	Trimble Inc.	33,776	3,182
	TransUnion	25,789	3,134
*	FleetCor Technologies Inc.	11,072	2,915
	Expeditors International of Washington Inc.	22,738	2,834
*	Bill.com Holdings Inc.	10,225	2,806
	WW Grainger Inc.	6,348	2,753
*	Ingersoll Rand Inc.	51,019	2,705
	IDEX Corp.	10,156	2,275
	Westinghouse Air Brake Technologies Corp.	24,314	2,183
	Masco Corp.	34,122	2,072
	Cognex Corp.	23,366	2,071
	JB Hunt Transport Services Inc.	11,245	1,995
	Crown Holdings Inc.	17,814	1,956
	Packaging Corp. of America	12,556	1,905
	Nordson Corp.	7,874	1,879
	Westrock Co.	35,221	1,833
	Fortune Brands Home & Security Inc.	18,529	1,804
	Jack Henry & Associates Inc.	9,999	1,764
	Graco Inc.	22,427	1,759
	Allegion plc	12,027	1,732
*	Trex Co. Inc.	15,692	1,722
*	Fair Isaac Corp.	3,650	1,678
	Snap-on Inc.	7,319	1,646
	CH Robinson Worldwide Inc.	17,858	1,608
	Toro Co.	14,538	1,598
*	Axon Enterprise Inc.	8,775	1,596
*	Pagseguro Digital Ltd. Class A	26,754	1,591
	Robert Half International Inc.	14,911	1,542
	Lennox International Inc.	4,589	1,538
*	Mohawk Industries Inc.	7,680	1,519
*	Builders FirstSource Inc.	28,169	1,501
	RPM International Inc.	17,657	1,453
*	StoneCo Ltd. Class A	29,999	1,396
*	Middleby Corp.	7,447	1,362
*	Paylocity Holding Corp.	5,057	1,361
	Owens Corning	13,970	1,335
	A O Smith Corp.	17,940	1,305
	Genpact Ltd.	24,633	1,278
*	Berry Global Group Inc.	18,550	1,246
	Sealed Air Corp.	20,406	1,245
	Watsco Inc.	4,385	1,221
	AptarGroup Inc.	9,031	1,217
	Western Union Co.	55,589	1,203
	AGCO Corp.	8,431	1,160
*	WEX Inc.	6,210	1,140

16

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	XPO Logistics Inc.	13,116	1,140
	Donaldson Co. Inc.	16,626	1,126
*	GXO Logistics Inc.	13,178	1,078
	Brunswick Corp.	10,545	1,021
*	TopBuild Corp.	4,503	985
	Rexnord Corp.	15,840	962
	Littelfuse Inc.	3,363	960
*	Chart Industries Inc.	4,963	935
*	Euronet Worldwide Inc.	6,921	922
	ManpowerGroup Inc.	7,374	895
	Acuity Brands Inc.	4,843	894
	Louisiana-Pacific Corp.	14,070	893
*	Saia Inc.	3,662	879
	Landstar System Inc.	5,213	876
	Eagle Materials Inc.	5,564	873
	MDU Resources Group Inc.	27,126	873
	Sonoco Products Co.	13,339	871
	Advanced Drainage Systems Inc.	7,469	853
*	Axalta Coating Systems Ltd.	27,606	843
	MSA Safety Inc.	5,061	824
	Regal Beloit Corp.	5,461	816
*	ASGN Inc.	7,104	797
	nVent Electric plc	23,108	794
*	Kornit Digital Ltd.	5,945	775
	Graphic Packaging Holding Co.	37,723	774
*	WillScot Mobile Mini Holdings Corp.	25,410	752
	Valmont Industries Inc.	2,922	727
	Maximus Inc.	8,233	717
*	AMN Healthcare Services Inc.	6,307	716
*	WESCO International Inc.	6,039	707
*	MasTec Inc.	7,698	704
	Simpson Manufacturing Co. Inc.	6,068	687
	Alliance Data Systems Corp.	6,878	675
	Armstrong World Industries Inc.	6,469	672
	Watts Water Technologies Inc. Class A	3,860	662
*	AZEK Co. Inc. Class A	15,384	654
*	FTI Consulting Inc.	4,635	648
	John Bean Technologies Corp.	4,419	645
	Franklin Electric Co. Inc.	6,958	591
	Ryder System Inc.	7,335	583
*,3	API Group Corp.	24,804	575
*	ExlService Holdings Inc.	4,644	572
*	Virgin Galactic Holdings Inc.	21,063	571
	Air Lease Corp. Class A	14,290	568
	Allison Transmission Holdings Inc.	15,179	561
	MSC Industrial Direct Co. Inc. Class A	6,558	552
	Insperity Inc.	4,901	541
	Brink's Co.	6,797	531
		Shares	Market Value• ($000)
	Korn Ferry	7,483	529
*	Itron Inc.	6,265	526
*	Summit Materials Inc. Class A	15,564	524
*	ACI Worldwide Inc.	16,125	520
*	TriNet Group Inc.	5,615	517
	HB Fuller Co.	7,607	514
	Hillenbrand Inc.	10,863	504
	UniFirst Corp.	2,193	502
	Applied Industrial Technologies Inc.	5,604	498
	Triton International Ltd.	8,643	473
	GATX Corp.	5,050	463
	Terex Corp.	8,860	452
*	Kirby Corp.	8,316	446
*	Bloom Energy Corp. Class A	19,860	425
*	Herc Holdings Inc.	3,197	420
	Macquarie Infrastructure Corp.	9,764	389
	Badger Meter Inc.	3,604	386
*	Welbilt Inc.	16,314	382
	Werner Enterprises Inc.	8,059	380
	Installed Building Products Inc.	3,054	379
	Trinity Industries Inc.	12,970	377
*	Masonite International Corp.	3,131	375
	AAON Inc.	5,478	373
*	Beacon Roofing Supply Inc.	7,112	366
*	Green Dot Corp. Class A	6,801	355
	EVERTEC Inc.	7,643	353
*	Vicor Corp.	2,800	345
	Comfort Systems USA Inc.	4,474	340
*	SPX Corp.	5,382	336
	Brady Corp. Class A	6,258	334
	Helios Technologies Inc.	3,977	325
	Belden Inc.	5,645	323
*	Gibraltar Industries Inc.	4,306	321
	Forward Air Corp.	3,533	311
*	JELD-WEN Holding Inc.	11,238	309
*	Proto Labs Inc.	4,166	309
	Albany International Corp. Class A	3,925	307
	Federal Signal Corp.	7,433	302
*	Hub Group Inc. Class A	4,259	299
	ESCO Technologies Inc.	3,303	298
*	O-I Glass Inc.	19,654	297
	Otter Tail Corp.	5,283	290
*	Dycom Industries Inc.	3,787	285
	TTEC Holdings Inc.	2,570	271
*	Meritor Inc.	11,209	266
*	Verra Mobility Corp. Class A	16,971	263
	Lindsay Corp.	1,528	252
*	CBIZ Inc.	7,322	250
	Deluxe Corp.	6,364	244
	Granite Construction Inc.	5,797	235
	Patrick Industries Inc.	2,858	233
*	OSI Systems Inc.	2,259	224
*	Ferro Corp.	10,554	220

17

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	McGrath RentCorp	3,110	217
*	Cimpress plc	2,228	212
	Greif Inc. Class A	3,282	208
	Encore Wire Corp.	2,352	200
	Greenbrier Cos. Inc.	4,362	192
	Astec Industries Inc.	2,960	181
*	TriMas Corp.	5,462	175
	Tennant Co.	2,347	174
*	American Woodmark Corp.	2,452	173
	Primoris Services Corp.	6,514	167
	ADT Inc.	18,928	162
	SFL Corp. Ltd.	20,119	162
	H&E Equipment Services Inc.	4,659	159
*	FARO Technologies Inc.	2,292	158
	Schneider National Inc. Class B	6,554	148
*	AAR Corp.	4,309	146
*	Huron Consulting Group Inc.	2,876	142
	Apogee Enterprises Inc.	3,245	139
	Atlas Corp.	8,416	126
*	TrueBlue Inc.	4,341	119
	Heartland Express Inc.	5,966	100
	Scorpio Tankers Inc.	6,161	100
*	Tutor Perini Corp.	6,637	96
	Kelly Services Inc. Class A	4,164	81
	Matson Inc.	1,019	81
*	Forrester Research Inc.	1,069	51
			597,767
Real Estate (3.8%)
	American Tower Corp.	61,323	17,917
	Prologis Inc.	100,155	13,487
	Crown Castle International Corp.	58,605	11,410
	Equinix Inc.	12,146	10,245
	Public Storage	20,429	6,611
	Digital Realty Trust Inc.	38,067	6,240
	SBA Communications Corp.	14,834	5,325
	Welltower Inc.	56,754	4,968
*	CoStar Group Inc.	53,146	4,504
*	CBRE Group Inc. Class A	45,392	4,371
	AvalonBay Communities Inc.	18,963	4,353
	Equity Residential	50,028	4,206
	Alexandria Real Estate Equities Inc.	20,036	4,135
	Realty Income Corp.	50,798	3,669
	Extra Space Storage Inc.	17,867	3,339
	Invitation Homes Inc.	76,840	3,164
	Sun Communities Inc.	15,172	3,057
	Mid-America Apartment Communities Inc.	15,350	2,953
	Essex Property Trust Inc.	8,792	2,908
	Ventas Inc.	50,996	2,853
	Duke Realty Corp.	49,975	2,624
	Healthpeak Properties Inc.	72,511	2,610
	Boston Properties Inc.	20,930	2,365
*	Zillow Group Inc. Class A	23,275	2,225
	UDR Inc.	39,493	2,133
		Shares	Market Value• ($000)
	Equity LifeStyle Properties Inc.	23,386	1,989
	Camden Property Trust	12,670	1,901
	WP Carey Inc.	23,573	1,841
	Iron Mountain Inc.	38,540	1,840
	Kimco Realty Corp.	79,004	1,721
*	Jones Lang LaSalle Inc.	6,894	1,671
	Medical Properties Trust Inc.	78,813	1,614
*	Host Hotels & Resorts Inc.	94,975	1,573
	Regency Centers Corp.	22,919	1,573
	American Homes 4 Rent Class A	37,265	1,563
	VEREIT Inc.	30,709	1,552
	CubeSmart	26,700	1,428
	Lamar Advertising Co. Class A	11,906	1,355
	Life Storage Inc.	10,262	1,277
	CyrusOne Inc.	16,493	1,270
	Americold Realty Trust	34,179	1,256
	Federal Realty Investment Trust	10,269	1,250
	STORE Capital Corp.	33,072	1,193
	National Retail Properties Inc.	23,731	1,130
	Rexford Industrial Realty Inc.	18,178	1,126
	Apartment Income REIT Corp.	21,514	1,093
	Omega Healthcare Investors Inc.	31,954	1,071
	Kilroy Realty Corp.	15,810	1,038
	Vornado Realty Trust	24,068	1,008
	EastGroup Properties Inc.	5,305	956
	American Campus Communities Inc.	18,795	956
	First Industrial Realty Trust Inc.	17,056	955
	Brixmor Property Group Inc.	40,198	943
	STAG Industrial Inc.	21,706	917
	Healthcare Trust of America Inc. Class A	29,570	897
	CoreSite Realty Corp.	5,683	843
	Innovative Industrial Properties Inc.	3,284	808
	Spirit Realty Capital Inc.	15,529	804
	Cousins Properties Inc.	19,685	759
	Douglas Emmett Inc.	22,792	752
*	Zillow Group Inc. Class C	7,712	739
*	Redfin Corp.	14,996	728
	Rayonier Inc.	19,374	713
	QTS Realty Trust Inc. Class A	8,949	698
	Agree Realty Corp.	9,258	690
	SL Green Realty Corp.	9,633	675
	Highwoods Properties Inc.	14,714	672
	Terreno Realty Corp.	9,961	665
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	10,639	642
*	Park Hotels & Resorts Inc.	32,635	625

18

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Ryman Hospitality Properties Inc.	7,487	622
	Healthcare Realty Trust Inc.	20,153	605
	National Storage Affiliates Trust	10,167	582
	Physicians Realty Trust	30,811	570
	Hudson Pacific Properties Inc.	21,378	564
	JBG SMITH Properties	18,047	544
	Lexington Realty Trust	40,195	544
	EPR Properties	10,283	522
*	Howard Hughes Corp.	5,635	510
	Essential Properties Realty Trust Inc.	15,306	496
	PotlatchDeltic Corp.	8,950	465
*	Outfront Media Inc.	18,599	460
	PS Business Parks Inc.	2,897	455
*	DigitalBridge Group Inc.	65,742	454
	Macerich Co.	26,513	453
	Corporate Office Properties Trust	16,049	452
	Equity Commonwealth	16,278	429
	National Health Investors Inc.	6,320	378
	Retail Properties of America Inc. Class A	28,384	375
	Pebblebrook Hotel Trust	16,462	363
	eXp World Holdings Inc.	7,913	363
	SITE Centers Corp.	22,035	355
	Kennedy-Wilson Holdings Inc.	15,428	339
	CareTrust REIT Inc.	14,812	326
*	Sunstone Hotel Investors Inc.	28,026	325
	Uniti Group Inc.	24,698	323
	Brandywine Realty Trust	22,193	308
	Urban Edge Properties	15,512	294
	Piedmont Office Realty Trust Inc. Class A	16,371	292
*	Cushman & Wakefield plc	15,875	288
	RLJ Lodging Trust	19,572	282
	Washington REIT	11,166	281
	Four Corners Property Trust Inc.	9,674	277
	Retail Opportunity Investments Corp.	15,213	275
	Newmark Group Inc. Class A	19,636	267
*	DiamondRock Hospitality Co.	28,579	258
*	Realogy Holdings Corp.	14,637	257
*	Xenia Hotels & Resorts Inc.	14,518	253
	American Assets Trust Inc.	6,328	252
	Columbia Property Trust Inc.	14,538	243
	Acadia Realty Trust	10,818	230
	Kite Realty Group Trust	11,100	225
	Tanger Factory Outlet Centers Inc.	12,600	211
	Paramount Group Inc.	23,604	209
	Global Net Lease Inc.	11,942	203
		Shares	Market Value• ($000)
*	Mack-Cali Realty Corp.	11,214	200
	St. Joe Co.	4,211	195
	Alexander & Baldwin Inc.	9,299	194
	Safehold Inc.	2,100	188
	Empire State Realty Trust Inc. Class A	18,200	187
	LTC Properties Inc.	5,353	185
	Centerspace	1,689	171
	Getty Realty Corp.	5,126	162
	Apartment Investment & Management Co. Class A	18,900	136
*	Summit Hotel Properties Inc.	13,224	123
*	Marcus & Millichap Inc.	2,957	116
	RPT Realty	8,623	112
	Universal Health Realty Income Trust	1,699	101
	Saul Centers Inc.	1,584	73
	Alexander's Inc.	207	55
			201,419
Technology (32.1%)
	Apple Inc.	2,130,625	323,493
	Microsoft Corp.	1,022,636	308,713
*	Alphabet Inc. Class C	47,201	137,319
*	Facebook Inc. Class A	324,934	123,273
*	Alphabet Inc. Class A	31,872	92,236
	NVIDIA Corp.	325,114	72,777
*	Adobe Inc.	64,848	43,040
*	salesforce.com Inc.	125,488	33,288
	Intel Corp.	548,577	29,656
	Broadcom Inc.	54,159	26,928
	Texas Instruments Inc.	125,193	23,901
	QUALCOMM Inc.	153,169	22,468
	Oracle Corp.	236,339	21,065
	Intuit Inc.	34,605	19,590
*	Advanced Micro Devices Inc.	164,584	18,223
*	ServiceNow Inc.	26,893	17,309
	Applied Materials Inc.	124,866	16,873
	Analog Devices Inc.	72,839	11,869
	Lam Research Corp.	19,358	11,708
*	Micron Technology Inc.	151,756	11,184
*	Autodesk Inc.	29,785	9,236
*	Zoom Video Communications Inc. Class A	29,034	8,405
	NXP Semiconductors NV	37,306	8,026
*	Twilio Inc. Class A	22,060	7,875
*	DocuSign Inc.	26,012	7,706
	KLA Corp.	20,838	7,084
*	Twitter Inc.	106,525	6,871
*	Synopsys Inc.	20,615	6,849
*	Workday Inc. Class A	24,993	6,827
	Marvell Technology Inc.	109,334	6,690
*	Atlassian Corp. plc Class A	17,779	6,526
*	Crowdstrike Holdings Inc. Class A	22,007	6,184
*	Cadence Design Systems Inc.	37,288	6,096
*	Palo Alto Networks Inc.	12,888	5,942
*	Fortinet Inc.	18,102	5,705

19

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Cognizant Technology Solutions Corp. Class A	71,237	5,436
	Microchip Technology Inc.	33,821	5,322
	Xilinx Inc.	33,404	5,197
	HP Inc.	169,049	5,028
*	EPAM Systems Inc.	7,264	4,597
*	Okta Inc.	17,044	4,493
*	Datadog Inc. Class A	31,138	4,291
*	HubSpot Inc.	6,131	4,196
*	Pinterest Inc. Class A	74,663	4,149
	Skyworks Solutions Inc.	22,356	4,101
*	Cloudflare Inc. Class A	33,822	4,084
	CDW Corp.	18,919	3,795
*	Dell Technologies Inc. Class C	37,170	3,623
*	Gartner Inc.	11,319	3,495
*	Splunk Inc.	22,807	3,486
*	Yandex NV Class A	43,740	3,364
*	Paycom Software Inc.	6,879	3,363
	Monolithic Power Systems Inc.	6,011	2,975
*	Zscaler Inc.	10,503	2,923
*	Qorvo Inc.	15,444	2,904
*	VeriSign Inc.	13,398	2,897
*	RingCentral Inc. Class A	11,109	2,802
*	MongoDB Inc.	7,125	2,792
	Hewlett Packard Enterprise Co.	176,627	2,731
	Teradyne Inc.	22,480	2,730
	NetApp Inc.	30,348	2,699
*	Tyler Technologies Inc.	5,546	2,694
*	Western Digital Corp.	41,702	2,636
*	ON Semiconductor Corp.	57,238	2,539
*	Akamai Technologies Inc.	21,664	2,453
	Seagate Technology Holdings plc	27,012	2,366
	Entegris Inc.	18,171	2,183
*	Coupa Software Inc.	8,810	2,157
*	Nuance Communications Inc.	38,620	2,126
*	Avalara Inc.	11,769	2,115
	NortonLifeLock Inc.	74,925	1,990
*	Zendesk Inc.	15,994	1,977
*	Ceridian HCM Holding Inc.	17,389	1,954
*	PTC Inc.	14,221	1,872
*	Check Point Software Technologies Ltd.	14,242	1,789
*	Dynatrace Inc.	25,252	1,736
	Citrix Systems Inc.	16,870	1,735
*	Globant SA	5,282	1,702
*	GoDaddy Inc. Class A	22,750	1,668
*	Wix.com Ltd.	7,431	1,650
*	F5 Networks Inc.	7,946	1,618
*,1	VMware Inc. Class A	10,832	1,613
*	Black Knight Inc.	20,728	1,568
*	Elastic NV	9,248	1,476
*	Five9 Inc.	9,169	1,451
*	Clarivate plc	55,786	1,405
*	Manhattan Associates Inc.	8,535	1,391
*	Guidewire Software Inc.	11,343	1,344
	Amdocs Ltd.	17,361	1,337
*	Cree Inc.	15,635	1,329
		Shares	Market Value• ($000)
*,2	Proofpoint Inc.	7,520	1,324
*	Dropbox Inc. Class A	40,933	1,298
*	Smartsheet Inc. Class A	15,979	1,271
*	DXC Technology Co.	34,328	1,261
*	Flex Ltd.	67,321	1,251
	Universal Display Corp.	5,887	1,228
*	Arrow Electronics Inc.	10,042	1,217
*	Aspen Technology Inc.	9,358	1,212
*	Anaplan Inc.	19,311	1,158
*	Lattice Semiconductor Corp.	18,226	1,132
	Vertiv Holdings Co. Class A	38,255	1,078
*	Varonis Systems Inc.	14,312	988
*	Concentrix Corp.	5,700	988
*	Pure Storage Inc. Class A	37,957	980
*	Silicon Laboratories Inc.	6,198	977
*	Nutanix Inc. Class A	26,149	965
*	Synaptics Inc.	4,834	917
*	Rapid7 Inc.	7,542	916
*	CyberArk Software Ltd.	5,447	915
	Power Integrations Inc.	8,186	889
	Brooks Automation Inc.	10,007	850
	Dolby Laboratories Inc. Class A	8,557	848
*	Teradata Corp.	15,163	829
*	Everbridge Inc.	5,249	824
*	J2 Global Inc.	5,743	791
	Pegasystems Inc.	5,723	788
*	Workiva Inc. Class A	5,611	787
*	Novanta Inc.	5,080	778
*	Blackline Inc.	7,092	774
	National Instruments Corp.	18,401	770
*	Change Healthcare Inc.	34,149	745
*	NCR Corp.	17,462	742
*	Fiverr International Ltd.	4,134	742
	SYNNEX Corp.	5,615	713
*	Upwork Inc.	15,740	704
*	MicroStrategy Inc. Class A	1,006	698
*	Cirrus Logic Inc.	8,196	686
*	SPS Commerce Inc.	5,033	682
	CDK Global Inc.	16,222	675
*	Digital Turbine Inc.	11,410	667
*	Q2 Holdings Inc.	7,490	660
*	Semtech Corp.	8,972	627
*	Envestnet Inc.	7,732	618
*	Sailpoint Technologies Holdings Inc.	13,023	610
*	New Relic Inc.	7,608	608
*	LivePerson Inc.	9,384	602
*	FireEye Inc.	32,975	600
*	Diodes Inc.	6,136	594
*	Appian Corp.	5,529	593
*	Cerence Inc.	5,267	571
*	Mimecast Ltd.	8,118	567
	Avnet Inc.	13,986	566
	Kulicke & Soffa Industries Inc.	7,995	561
*	Rogers Corp.	2,607	554
*	Qualys Inc.	4,683	550
*	Tenable Holdings Inc.	12,205	542
*	Alarm.com Holdings Inc.	6,345	535
*	Fabrinet	5,185	534

20

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Medallia Inc.	15,485	523
	CMC Materials Inc.	3,939	522
*	Perficient Inc.	4,264	508
*	Cornerstone OnDemand Inc.	8,845	507
*	Ambarella Inc.	4,887	506
*	Box Inc. Class A	19,549	504
*	3D Systems Corp.	16,543	504
*	Cloudera Inc.	31,074	495
	Xerox Holdings Corp.	21,560	485
*	MaxLinear Inc. Class A	9,281	485
	Advanced Energy Industries Inc.	5,268	475
*	LiveRamp Holdings Inc.	9,559	468
*	Blackbaud Inc.	6,659	464
*	Insight Enterprises Inc.	4,497	463
*	Altair Engineering Inc. Class A	6,212	460
*	CommVault Systems Inc.	5,430	440
*	Duck Creek Technologies Inc.	9,302	434
*	Vroom Inc.	15,843	426
*	nCino Inc.	6,800	422
*	Fastly Inc. Class A	9,631	420
*	Cargurus Inc. Class A	13,618	414
*	Schrodinger Inc.	6,791	405
*	Dun & Bradstreet Holdings Inc.	21,566	395
	Vishay Intertechnology Inc.	17,279	380
*	MACOM Technology Solutions Holdings Inc.	6,203	377
*	Alteryx Inc. Class A	4,987	369
*	FormFactor Inc.	9,500	369
*	Verint Systems Inc.	8,181	365
*	Rambus Inc.	15,144	360
*	Yelp Inc. Class A	9,281	357
	Amkor Technology Inc.	12,924	355
*	Bandwidth Inc. Class A	3,304	340
	Shutterstock Inc.	2,858	329
*	Plexus Corp.	3,502	322
*	Momentive Global Inc.	16,174	317
*	Sanmina Corp.	7,954	314
*	Covetrus Inc.	13,423	303
*	Allscripts Healthcare Solutions Inc.	18,568	285
	Xperi Holding Corp.	13,300	284
*	Appfolio Inc. Class A	2,400	283
	Progress Software Corp.	5,766	268
*	Yext Inc.	18,347	248
*	Bottomline Technologies DE Inc.	5,808	245
*	NetScout Systems Inc.	8,773	241
*	PROS Holdings Inc.	5,468	236
*	Cognyte Software Ltd.	8,286	228
*	Stratasys Ltd.	10,676	225
*	Avaya Holdings Corp.	10,491	212
*	TTM Technologies Inc.	14,906	209
*	Allegro MicroSystems Inc.	6,600	198
	CSG Systems International Inc.	4,001	193
*	Magnite Inc.	6,502	189
	CTS Corp.	4,038	142
		Shares	Market Value• ($000)
	Benchmark Electronics Inc.	4,445	120
*	ScanSource Inc.	3,196	114
	International Business Machines Corp.	768	108
	Ebix Inc.	3,371	97
	SolarWinds Corp.	4,438	76
*	N-Able Inc.	4,437	60
*	Just Eat Takeaway.com NV ADR	1	—
			1,689,675
Telecommunications (3.4%)
	Comcast Corp. Class A	618,842	37,551
	Cisco Systems Inc.	573,562	33,852
	Verizon Communications Inc.	561,364	30,875
	AT&T Inc.	968,960	26,569
*	Charter Communications Inc. Class A	17,818	14,551
*	T-Mobile US Inc.	79,996	10,961
	Motorola Solutions Inc.	22,466	5,487
*	Arista Networks Inc.	8,095	2,991
	Lumen Technologies Inc.	149,744	1,842
*	DISH Network Corp. Class A	34,643	1,510
	Cable One Inc.	716	1,503
*	Liberty Global plc Class A	47,288	1,359
	Juniper Networks Inc.	43,572	1,263
*	Ciena Corp.	21,266	1,215
*	Lumentum Holdings Inc.	10,620	920
*	Altice USA Inc. Class A	29,006	796
*	Iridium Communications Inc.	16,541	736
*	Liberty Global plc Class C	24,509	710
*	Viavi Solutions Inc.	32,233	525
*	Vonage Holdings Corp.	33,229	469
*	CommScope Holding Co. Inc.	27,631	437
	Cogent Communications Holdings Inc.	6,013	437
*	Viasat Inc.	8,212	424
*	8x8 Inc.	14,415	348
	Telephone & Data Systems Inc.	15,169	308
*	Liberty Latin America Ltd. Class C	21,071	303
	InterDigital Inc.	4,055	292
	Ubiquiti Inc.	800	260
	Shenandoah Telecommunications Co.	6,359	190
*	Plantronics Inc.	4,841	144
*	EchoStar Corp. Class A	5,200	140
*	NETGEAR Inc.	3,764	135
*	Liberty Latin America Ltd. Class A	4,549	65
	ATN International Inc.	1,400	64
*	United States Cellular Corp.	1,921	61
			179,293
Utilities (1.2%)
	Waste Management Inc.	57,142	8,863

21

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Sempra Energy	42,706	5,653
	American Water Works Co. Inc.	24,565	4,477
	Republic Services Inc.	28,562	3,545
	Consolidated Edison Inc.	46,474	3,507
	PPL Corp.	104,576	3,069
	Edison International	50,615	2,928
	CMS Energy Corp.	38,383	2,462
	AES Corp.	89,747	2,142
	Alliant Energy Corp.	33,169	2,016
	CenterPoint Energy Inc.	77,837	1,953
	Atmos Energy Corp.	17,345	1,691
	Essential Utilities Inc.	29,724	1,475
	NiSource Inc.	52,103	1,284
	UGI Corp.	27,410	1,269
*	Sunrun Inc.	28,607	1,266
	OGE Energy Corp.	26,369	934
*	Stericycle Inc.	12,730	886
	IDACORP Inc.	7,006	738
*	Clean Harbors Inc.	6,999	718
	Hawaiian Electric Industries Inc.	14,783	645
	Portland General Electric Co.	12,530	643
*	Evoqua Water Technologies Corp.	16,026	624
	Southwest Gas Holdings Inc.	8,406	591
	ONE Gas Inc.	7,674	551
*	Casella Waste Systems Inc. Class A	7,183	532
	New Jersey Resources Corp.	13,810	516
	Spire Inc.	7,352	490
	American States Water Co.	5,228	482
	NorthWestern Corp.	7,434	473
*	Sunnova Energy International Inc.	12,900	467
	Avangrid Inc.	8,363	457
	California Water Service Group	7,178	456
	Clearway Energy Inc. Class C	14,513	456
	MGE Energy Inc.	5,296	427
	Ormat Technologies Inc.	5,826	414
	Avista Corp.	9,349	391
	South Jersey Industries Inc.	13,441	334
		Shares	Market Value• ($000)
	Covanta Holding Corp.	15,199	305
	Atlantica Sustainable Infrastructure plc	7,747	291
	SJW Group	3,468	240
	Northwest Natural Holding Co.	3,900	201
*	Harsco Corp.	9,934	181
*	US Ecology Inc.	3,988	143
	Clearway Energy Inc. Class A	1,924	57
			61,243
Total Common Stocks (Cost $4,065,610)			5,245,275
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[4,5]	Vanguard Market Liquidity Fund, 0.068% (Cost $12,873)	128,734	12,873
Total Investments (100.0%) (Cost $4,078,483)			5,258,148
Other Assets and Liabilities—Net (0.0%)			1,252
Net Assets (100%)			5,259,400
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,139,000.
2	Security value determined using significant unobservable inputs.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, the aggregate value was $575,000, representing 0.0% of net assets.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $3,268,000 was received for securities on loan.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

22

ESG U.S. Stock ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2021	72	16,274	535
See accompanying Notes, which are an integral part of the Financial Statements.
23

ESG U.S. Stock ETF
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,065,610)	5,245,275
Affiliated Issuers (Cost $12,873)	12,873
Total Investments in Securities	5,258,148
Investment in Vanguard	165
Cash Collateral Pledged—Futures Contracts	733
Receivables for Investment Securities Sold	60
Receivables for Accrued Income	3,706
Receivables for Capital Shares Issued	4
Total Assets	5,262,816
Liabilities
Due to Custodian	129
Payables for Investment Securities Purchased	3
Collateral for Securities on Loan	3,268
Payables to Vanguard	2
Variation Margin Payable—Futures Contracts	14
Total Liabilities	3,416
Net Assets	5,259,400
At August 31, 2021, net assets consisted of:

Paid-in Capital	4,106,316
Total Distributable Earnings (Loss)	1,153,084
Net Assets	5,259,400

Net Assets
Applicable to 62,300,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,259,400
Net Asset Value Per Share	$84.42
See accompanying Notes, which are an integral part of the Financial Statements.
24

ESG U.S. Stock ETF
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	44,845
Interest[1]	4
Securities Lending—Net	72
Total Income	44,921
Expenses
The Vanguard Group—Note B
Investment Advisory Services	530
Management and Administrative	2,425
Marketing and Distribution	152
Custodian Fees	67
Auditing Fees	30
Shareholders’ Reports	48
Trustees’ Fees and Expenses	1
Total Expenses	3,253
Net Investment Income	41,668
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	212,843
Futures Contracts	1,326
Realized Net Gain (Loss)	214,169
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	782,855
Futures Contracts	316
Change in Unrealized Appreciation (Depreciation)	783,171
Net Increase (Decrease) in Net Assets Resulting from Operations	1,039,008
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $229,866,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
25

ESG U.S. Stock ETF
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	41,668	17,157
Realized Net Gain (Loss)	214,169	(16,325)
Change in Unrealized Appreciation (Depreciation)	783,171	366,944
Net Increase (Decrease) in Net Assets Resulting from Operations	1,039,008	367,776
Distributions
Total Distributions	(34,446)	(14,177)
Capital Share Transactions
Issued	2,829,322	1,046,350
Issued in Lieu of Cash Distributions	—	—
Redeemed	(548,827)	(20,140)
Net Increase (Decrease) from Capital Share Transactions	2,280,495	1,026,210
Total Increase (Decrease)	3,285,057	1,379,809
Net Assets
Beginning of Period	1,974,343	594,534
End of Period	5,259,400	1,974,343
See accompanying Notes, which are an integral part of the Financial Statements.
26

ESG U.S. Stock ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	September 18, 2018[1] to August 31, 2019	Year Ended August 31,
		2021	2020
Net Asset Value, Beginning of Period	$64.47	$51.25	$50.00
Investment Operations
Net Investment Income[2]	.873	.846	.792
Net Realized and Unrealized Gain (Loss) on Investments	19.844	13.146	.868
Total from Investment Operations	20.717	13.992	1.660
Distributions
Dividends from Net Investment Income	(.767)	(.772)	(.410)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.767)	(.772)	(.410)
Net Asset Value, End of Period	$84.42	$64.47	$51.25
Total Return	32.41%	27.60%	3.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,259	$1,974	$595
Ratio of Total Expenses to Average Net Assets	0.09%	0.12%	0.12%[3]
Ratio of Net Investment Income to Average Net Assets	1.18%	1.54%	1.67%[3]
Portfolio Turnover Rate[4]	6%	6%	6%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
27

ESG U.S. Stock ETF
Notes to Financial Statements
Vanguard ESG U.S. Stock ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
28

ESG U.S. Stock ETF
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
29

ESG U.S. Stock ETF
borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $165,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
30

ESG U.S. Stock ETF
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	5,243,950	—	1,325	5,245,275
Temporary Cash Investments	12,873	—	—	12,873
Total	5,256,823	—	1,325	5,258,148

Derivative Financial Instruments
Assets
Futures Contracts[1]	535	—	—	535
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	229,881
Total Distributable Earnings (Loss)	(229,881)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	12,192
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(36,022)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,176,914
31

ESG U.S. Stock ETF
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	34,446	14,177
Long-Term Capital Gains	—	—
Total	34,446	14,177
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,081,234
Gross Unrealized Appreciation	1,233,464
Gross Unrealized Depreciation	(56,550)
Net Unrealized Appreciation (Depreciation)	1,176,914
E.  During the year ended August 31, 2021, the fund purchased $3,034,744,000 of investment securities and sold $755,384,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,723,358,000 and $546,190,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $84,355,000 and sales were $43,967,000, resulting in net realized gain (loss) of ($3,171,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.  Capital shares issued and redeemed were:
	Year Ended August 31,
	2021 Shares (000)	2020 Shares (000)

Issued	39,175	19,400
Issued in Lieu of Cash Distributions	—	—
Redeemed	(7,500)	(375)
Net Increase (Decrease) in Shares Outstanding	31,675	19,025
G.  Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
32

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard ESG U.S. Stock ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard ESG U.S. Stock ETF (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period September 18, 2018 (inception) through August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period September 18, 2018 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
33

Special 2021 tax information (unaudited) for Vanguard ESG U.S. Stock ETF
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $33,871,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $352,000 of qualified business income to shareholders during the fiscal year.
For corporate shareholders, 95.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
34

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard ESG U.S. Stock ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2018; it also took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short-term and since-inception performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average.
35

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
36

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard ESG U.S. Stock ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
37

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
38

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. McIsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q43930 102021

Annual Report  |  August 31, 2021
Vanguard ESG International Stock ETF

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard ESG International Stock ETF returned 25.45% (based on net asset value) for the 12 months ended August 31, 2021, roughly in line with the expense-free 25.67% return of its benchmark index.
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound.
•	With the 12 months under review reflecting the recovery in stocks that followed the sharp downturn at the start of the pandemic, the fund’s results were excellent.
•	For the fund’s benchmark, all 11 industry sectors posted positive returns. Technology and financials returned more than 35%. Consumer staples, telecommunications, and health care lagged.
•	Canada and a number of European countries, including the Netherlands and Sweden, were among the index’s top performers. Two Asian heavyweights—Japan and especially China—underperformed.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2021
ESG International Stock ETF	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,074.10	$0.52
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.70	0.51
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.10%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

ESG International Stock ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 18, 2018, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Since Inception (9/18/2018)	Final Value of a $10,000 Investment
ESG International Stock ETF Net Asset Value	25.45%	11.05%	$13,625
ESG International Stock ETF Market Price	25.36	11.08	13,633
FTSE Global All Cap ex US Choice Index	25.67	11.29	13,711
FTSE Global All Cap ex US Index	26.45	10.35	13,373
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

ESG International Stock ETF
Cumulative Returns of ETF Shares: September 18, 2018, Through August 31, 2021
	One Year	Since Inception (9/18/2018)
ESG International Stock ETF Market Price	25.36%	36.33%
ESG International Stock ETF Net Asset Value	25.45	36.25
FTSE Global All Cap ex US Choice Index	25.67	37.11
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
5

ESG International Stock ETF
Fund Allocation
As of August 31, 2021

Japan	16.8%
China	10.3
United Kingdom	8.4
Canada	6.8
Taiwan	5.9
Switzerland	5.7
Germany	5.3
Australia	5.0
France	4.5
South Korea	4.1
Netherlands	3.6
India	3.4
Sweden	2.6
Hong Kong	2.1
Denmark	1.8
Brazil	1.5
Italy	1.3
South Africa	1.1
Spain	1.0
Other	8.8
The table reflects the fund’s investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

ESG International Stock ETF
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.2%)
Australia (5.0%)
	Commonwealth Bank of Australia	181,933	13,256
	CSL Ltd.	48,840	11,108
	Westpac Banking Corp.	385,205	7,247
	National Australia Bank Ltd.	351,565	7,088
	Australia & New Zealand Banking Group Ltd.	303,716	6,147
	Wesfarmers Ltd.	108,736	4,749
	Macquarie Group Ltd.	33,098	4,017
	Goodman Group	219,268	3,703
	Transurban Group	291,492	3,017
	Fortescue Metals Group Ltd.	179,214	2,732
	James Hardie Industries plc NA	62,054	2,392
*	Afterpay Ltd.	24,334	2,367
	Sonic Healthcare Ltd.	65,115	2,062
	Amcor plc NA	156,271	1,994
	ASX Ltd.	27,545	1,763
	Brambles Ltd.	198,480	1,754
	Newcrest Mining Ltd.	94,993	1,715
	QBE Insurance Group Ltd.	182,388	1,570
	Suncorp Group Ltd.	162,000	1,474
	BlueScope Steel Ltd.	79,934	1,461
	Cochlear Ltd.	8,519	1,447
	Scentre Group	678,640	1,412
	Telstra Corp. Ltd.	486,595	1,364
	Dexus	170,143	1,324
	SEEK Ltd.	54,946	1,302
	Ramsay Health Care Ltd.	25,777	1,294
*	Xero Ltd.	11,534	1,276
	Mirvac Group	533,431	1,215
	Computershare Ltd.	96,289	1,157
	Medibank Pvt Ltd.	439,754	1,139
	GPT Group	319,696	1,132
	Stockland	333,345	1,123
		Shares	Market Value• ($000)
	Insurance Australia Group Ltd.	289,584	1,106
*	Sydney Airport	183,580	1,066
	Northern Star Resources Ltd.	131,770	937
	Bank of Queensland Ltd.	130,920	902
	Vicinity Centres	682,804	862
	Downer EDI Ltd.	178,477	844
	Lendlease Corp. Ltd.	95,098	826
	Bendigo & Adelaide Bank Ltd.	104,264	761
	OZ Minerals Ltd.	43,651	746
	Orora Ltd.	299,320	743
	Domino's Pizza Enterprises Ltd.	6,368	728
	Alumina Ltd.	558,141	721
	Orica Ltd.	72,085	690
	Incitec Pivot Ltd.	338,871	665
	GDI Property Group	674,860	597
	Evolution Mining Ltd.	206,887	590
	Domain Holdings Australia Ltd.	135,725	535
	Charter Hall Group	38,057	497
	nib holdings Ltd.	97,701	482
	Challenger Ltd.	100,901	474
*	Lynas Rare Earths Ltd.	94,141	470
	Metcash Ltd.	158,082	470
	Mineral Resources Ltd.	11,181	445
	United Malt Grp Ltd.	125,964	414
*	Pilbara Minerals Ltd.	250,465	404
	IDP Education Ltd.	19,112	401
	AMP Ltd.	466,540	374
*	Orocobre Ltd.	52,792	351
	Eagers Automotive Ltd.	28,809	343
	IGO Ltd.	42,860	299
*	NEXTDC Ltd.	30,826	297
	Data#3 Ltd.	75,263	294
	ALS Ltd.	30,348	282
	Aurizon Holdings Ltd.	101,718	280
*	Virgin Money UK plc	95,666	280
7

ESG International Stock ETF
		Shares	Market Value• ($000)
	Magellan Financial Group Ltd.	8,204	259
*	Zip Co. Ltd.	51,497	255
	Atlas Arteria Ltd.	50,478	252
	REA Group Ltd.	2,074	232
	JB Hi-Fi Ltd.	6,830	228
*	Boral Ltd.	50,978	227
	Reliance Worldwide Corp. Ltd.	46,940	200
	WiseTech Global Ltd.	5,158	181
*	Chalice Mining Ltd.	35,494	181
	Ansell Ltd.	6,612	173
	Breville Group Ltd.	7,190	168
	Qube Holdings Ltd.	71,968	165
	Steadfast Group Ltd.	45,036	164
	Altium Ltd.	7,379	161
*	Qantas Airways Ltd.	42,527	157
	Iluka Resources Ltd.	21,546	156
*	West African Resources Ltd.	201,913	156
	carsales.com Ltd.	8,163	149
	Nine Entertainment Co. Holdings Ltd.	74,037	147
	IOOF Holdings Ltd.	40,515	140
	Cleanaway Waste Management Ltd.	69,633	134
	Centuria Capital Group	53,292	134
	Aurelia Metals Ltd.	498,016	129
	ARB Corp. Ltd.	3,342	126
*	Syrah Resources Ltd.	133,174	125
*	Uniti Group Ltd.	39,513	125
*	Champion Iron Ltd.	28,043	120
	Reece Ltd.	7,821	119
	Harvey Norman Holdings Ltd.	29,036	114
*	Corporate Travel Management Ltd.	6,734	111
	Healius Ltd.	31,342	111
	AusNet Services Ltd.	78,429	111
	Shopping Centres Australasia Property Group	52,856	104
	National Storage REIT	58,930	101
	Pro Medicus Ltd.	2,111	97
	TPG Telecom Ltd.	21,539	97
	CSR Ltd.	24,170	96
	Link Administration Holdings Ltd.	28,529	91
*	Temple & Webster Group Ltd.	8,165	88
*	Flight Centre Travel Group Ltd.	7,310	87
*	Megaport Ltd.	6,994	87
	Premier Investments Ltd.	4,095	85
*	Webjet Ltd.	19,517	81
	Pendal Group Ltd.	12,652	80
		Shares	Market Value• ($000)
	Codan Ltd.	7,258	80
	HUB24 Ltd.	3,625	79
	Sims Ltd.	7,140	78
	CIMIC Group Ltd.	5,063	78
	Perpetual Ltd.	2,496	77
	Bapcor Ltd.	14,467	76
*	Bellevue Gold Ltd.	108,164	76
*	Perseus Mining Ltd.	66,708	75
	Super Retail Group Ltd.	8,187	73
	Credit Corp. Group Ltd.	3,178	71
	Adbri Ltd.	27,646	69
	Ingenia Communities Group	14,686	69
	Nickel Mines Ltd.	90,492	67
*	De Grey Mining Ltd.	75,536	66
	Elders Ltd.	7,156	64
	AUB Group Ltd.	3,556	62
	Pinnacle Investment Management Group Ltd.	4,886	61
*	PolyNovo Ltd.	36,969	60
*	Piedmont Lithium Ltd.	102,001	59
*	Mayne Pharma Group Ltd.	267,136	56
	Arena REIT	18,438	56
	Appen Ltd.	7,109	56
*	Eclipx Group Ltd.	30,424	56
	MyState Ltd.	13,978	55
	Regis Resources Ltd.	30,025	54
	Ramelius Resources Ltd.	47,713	54
	Collins Foods Ltd.	5,870	53
	Blackmores Ltd.	715	52
	Costa Group Holdings Ltd.	22,436	52
	IRESS Ltd.	4,726	51
	Netwealth Group Ltd.	4,523	51
	InvoCare Ltd.	5,597	50
*	EML Payments Ltd.	16,303	49
	St. Barbara Ltd.	41,818	48
*	Tyro Payments Ltd.	17,724	48
	GrainCorp Ltd. Class A	10,221	47
	Gold Road Resources Ltd.	48,819	46
*	Nanosonics Ltd.	9,467	46
	Monadelphous Group Ltd.	5,827	45
	Lovisa Holdings Ltd.	3,122	45
	Aventus Group	18,495	45
*	Mesoblast Ltd.	34,468	43
*	oOh!media Ltd.	33,518	43
	Cromwell Property Group	61,810	42
	Select Harvests Ltd.	6,347	40
	Abacus Property Group	15,527	40

8

ESG International Stock ETF
		Shares	Market Value• ($000)
	SeaLink Travel Group Ltd.	6,017	40
	Clinuvel Pharmaceuticals Ltd.	1,412	39
	Genworth Mortgage Insurance Australia Ltd.	24,057	39
	Sandfire Resources Ltd.	7,623	36
	NRW Holdings Ltd.	25,309	35
*	Nufarm Ltd.	10,332	34
	Kogan.com Ltd.	4,082	34
	Platinum Asset Management Ltd.	11,273	33
*	G8 Education Ltd.	44,983	33
	Bega Cheese Ltd.	8,184	33
*	City Chic Collective Ltd.	7,253	32
	Accent Group Ltd.	19,467	31
	Lifestyle Communities Ltd.	2,146	31
	Australian Finance Group Ltd.	13,403	30
	Hansen Technologies Ltd.	6,467	29
	Perenti Global Ltd.	44,483	28
	Omni Bridgeway Ltd.	9,325	28
	Australian Ethical Investment Ltd.	3,651	28
*	Southern Cross Media Group Ltd.	16,719	27
*	Nearmap Ltd.	17,505	27
	Western Areas Ltd.	11,417	26
	Technology One Ltd.	3,371	24
	IPH Ltd.	3,562	24
*	EVENT Hospitality & Entertainment Ltd.	2,209	24
*	Audinate Group Ltd.	3,334	24
*	Emeco Holdings Ltd.	28,238	23
	BWX Ltd.	6,210	23
	APN Industria REIT	8,428	22
*	Redbubble Ltd.	6,778	21
*	Seven West Media Ltd.	54,169	20
	Virtus Health Ltd.	4,070	20
*	Westgold Resources Ltd.	15,645	20
	GUD Holdings Ltd.	2,503	19
	Sigma Healthcare Ltd.	41,235	19
	Bravura Solutions Ltd.	8,726	19
	Baby Bunting Group Ltd.	4,663	18
*	Starpharma Holdings Ltd. Class A	19,552	17
*	Australian Agricultural Co. Ltd.	16,440	17
*	Resolute Mining Ltd.	48,975	17
*	Andromeda Metals Ltd.	141,867	17
	Integral Diagnostics Ltd.	4,784	16
	GWA Group Ltd.	7,421	15
		Shares	Market Value• ($000)
*	Paradigm Biopharmaceuticals Ltd.	10,110	15
	Growthpoint Properties Australia Ltd.	4,631	14
	SG Fleet Group Ltd.	6,490	14
*	Superloop Ltd.	18,891	14
	Jupiter Mines Ltd.	74,019	14
*	Telix Pharmaceuticals Ltd.	2,785	14
*	Humm Group Ltd.	18,121	13
	Vita Group Ltd.	18,632	12
	Infomedia Ltd.	8,559	11
	Mount Gibson Iron Ltd.	22,959	10
	MACA Ltd.	15,474	10
	Navigator Global Investments Ltd.	7,694	10
*	Marley Spoon AG	6,635	10
*	Nuix Ltd.	4,888	9
*	Myer Holdings Ltd.	20,551	8
*	AMA Group Ltd.	26,433	8
	Pact Group Holdings Ltd.	2,475	7
*	Bubs Australia Ltd.	24,806	7
	McMillan Shakespeare Ltd.	588	5
*	Dacian Gold Ltd.	28,853	5
	Service Stream Ltd.	5,780	4
*	BWX Ltd.	769	3
*	Juno Minerals Ltd.	4,534	1
			127,254
Austria (0.2%)
	Erste Group Bank AG	44,468	1,776
	Raiffeisen Bank International AG	38,054	912
	Verbund AG	6,577	721
	ANDRITZ AG	4,228	243
	Wienerberger AG	6,055	238
*,1	BAWAG Group AG	3,351	201
	CA Immobilien Anlagen AG	4,074	177
*	IMMOFINANZ AG	4,293	109
*	Lenzing AG	778	103
	Mayr Melnhof Karton AG	437	92
	AT&S Austria Technologie & Systemtechnik AG	1,913	83
	Oesterreichische Post AG	1,401	64
	Vienna Insurance Group AG Wiener Versicherung Gruppe	1,829	53
*	DO & CO AG	639	51
	Palfinger AG	963	43
	UNIQA Insurance Group AG	4,150	39

9

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Telekom Austria AG Class A	3,162	28
	EVN AG	933	25
	Strabag SE	534	24
*	Porr AG	657	13
*,2	CA Immobilien Anlagen AG Rights Exp. 3/30/22	3,557	—
			4,995
Belgium (0.6%)
	KBC Group NV	32,122	2,700
*	Argenx SE	5,635	1,880
	UCB SA	14,601	1,671
	Solvay SA	9,590	1,255
	Ageas SA/NV	24,946	1,247
	Ackermans & van Haaren NV	5,892	1,084
	KBC Ancora	15,901	759
	Groupe Bruxelles Lambert SA	6,043	692
*	Warehouses De Pauw CVA	10,922	502
	Aedifica SA	3,391	499
	Proximus SADP	24,115	473
	Elia Group SA/NV	3,565	448
	Xior Student Housing NV	6,483	398
	Sofina SA	794	351
	Etablissements Franz Colruyt NV	5,748	322
	Cofinimmo SA	1,699	281
	D'ieteren Group	1,342	210
	Montea NV	1,034	153
	Melexis NV	1,119	132
	Barco NV	4,253	104
	Euronav NV	11,403	93
	Befimmo SA	2,034	84
	Bekaert SA	1,577	75
	Telenet Group Holding NV	1,974	75
	Fagron	3,571	75
*	AGFA-Gevaert NV	14,224	72
	Retail Estates NV	838	69
	Shurgard Self Storage SA	1,007	60
	Gimv NV	870	57
*	bpost SA	5,723	55
	VGP NV	226	54
	Econocom Group SA/NV	11,140	47
*	Ontex Group NV	3,969	44
	Wereldhave Belgium Comm VA	768	43
	Orange Belgium SA	1,695	40
*	Kinepolis Group NV	550	30
	Cie d'Entreprises CFE	216	25
		Shares	Market Value• ($000)
*	Tessenderlo Group SA	292	12
*	Mithra Pharmaceuticals SA	173	4
			16,175
Brazil (1.4%)
	UBS Group AG (Registered)	348,298	5,810
	Itau Unibanco Holding SA Preference Shares	507,678	3,038
*	Banco Bradesco SA Preference Shares	505,624	2,264
	B3 SA - Brasil Bolsa Balcao	594,630	1,618
	WEG SA	153,262	1,054
*	Magazine Luiza SA	280,216	988
*	Natura & Co. Holding SA	87,387	872
	Itausa SA Preference Shares	375,500	839
	Notre Dame Intermedica Participacoes SA	51,107	790
*	Suzano SA	66,325	782
	Lojas Renner SA	89,620	660
	Gerdau SA Preference Shares	101,300	555
	Localiza Rent a Car SA	51,621	554
*	Banco Bradesco SA	139,923	540
	Itau Unibanco Holding SA	93,000	515
*	Raia Drogasil SA	91,520	452
	Equatorial Energia SA	90,700	446
	Cia Siderurgica Nacional SA	64,534	435
*	Klabin SA	80,100	408
	Banco do Brasil SA	68,204	401
*	Banco Inter SA Ordinary Shares	82,120	377
*	Banco BTG Pactual SA	68,000	372
*	Rumo SA	102,579	371
*,1	Banco Inter SA Preference Shares	85,581	363
	TOTVS SA	47,041	360
	Telefonica Brasil SA	40,400	342
*	BRF SA	71,884	326
*	Via SA	158,227	318
*	Americanas SA	37,198	298
[1]	Hapvida Participacoes e Investimentos SA	101,574	289
	Bradespar SA Preference Shares	21,700	265
	Banco Santander Brasil SA	32,232	261
	Transmissora Alianca de Energia Eletrica SA	35,100	257
	CCR SA	105,858	251
*	Hypera SA	34,600	238

10

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Azul SA Preference Shares	30,163	220
	BB Seguridade Participacoes SA	59,300	219
	Cia Energetica de Minas Gerais	66,649	215
	Mahle-Metal Leve SA	26,600	204
*	BR Malls Participacoes SA	113,700	199
*	Cia de Saneamento Basico do Estado de Sao Paulo	27,730	194
	Alupar Investimento SA	38,400	188
*	TIM SA	77,500	187
*,1	Rede D'Or Sao Luiz SA	13,728	183
*	Braskem SA Preference Shares Class A	13,700	175
*	Omega Geracao SA	26,668	171
	Sul America SA	29,690	169
	Energisa SA	19,400	166
*	Cia de Locacao das Americas	33,600	162
	Metalurgica Gerdau SA Preference Shares	62,200	156
	Cia Hering	21,700	156
	EDP - Energias do Brasil SA	43,000	153
	YDUQS Participacoes SA	30,600	151
*	Alpargatas SA Preference Shares	12,800	148
	Marfrig Global Foods SA	37,305	148
*	Gol Linhas Aereas Inteligentes SA Preference Shares	37,979	147
	Pet Center Comercio e Participacoes SA	27,200	139
*	Santos Brasil Participacoes SA	85,981	131
	AES Brasil Energia SA	42,847	126
	LOG Commercial Properties e Participacoes SA	22,667	124
	Engie Brasil Energia SA	17,000	123
	Porto Seguro SA	10,600	117
	Banco Pan SA Preference Shares	32,100	117
	Fleury SA	25,100	115
	Dexco SA	28,400	113
	Usinas Siderurgicas de Minas Gerais SA Usiminas	30,700	109
	Light SA	40,100	107
*	Multiplan Empreendimentos Imobiliarios SA	26,300	107
*	Cogna Educacao	172,030	107
		Shares	Market Value• ($000)
	Cia Energetica de Sao Paulo Preference Shares Class B	23,400	106
	BR Properties SA	65,481	106
	Atacadao SA	29,700	104
	Sao Martinho SA	16,500	103
*	BK Brasil Operacao e Assessoria a Restaurantes SA	54,706	99
	JHSF Participacoes SA	76,700	98
*	Lojas Americanas SA	86,586	97
	Arezzo Industria e Comercio SA	5,600	97
*	Instituto Hermes Pardini SA	19,400	96
*	IRB Brasil Resseguros SA	91,807	95
	Unipar Carbocloro SA Preference Shares Class B	5,383	94
	Grendene SA	45,600	94
	SIMPAR SA	32,000	92
	Cia Energetica de Minas Gerais Preference Shares	34,128	89
*	Anima Holding SA	47,613	89
	Cia Paranaense de Energia Preference Shares	66,700	88
	Wiz Solucoes e Corretagem de Seguros SA	31,400	85
	Usinas Siderurgicas de Minas Gerais SA Usiminas Preference Shares Class A	23,600	84
*	CVC Brasil Operadora e Agencia de Viagens SA	20,300	84
	Aliansce Sonae Shopping Centers sa	17,300	84
	Cia de Transmissao de Energia Eletrica Paulista Preference Shares	17,400	83
	Banco do Estado do Rio Grande do Sul SA Preference Shares Class B	34,300	83
	Ambipar Participacoes e Empreendimentos SA	6,200	80
	Lojas Quero Quero SA	20,400	78
	Odontoprev SA	30,100	73
	Iguatemi Empresa de Shopping Centers SA	10,700	71
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	17,600	69
	Cia Brasileira de Distribuicao	12,600	69

11

ESG International Stock ETF
		Shares	Market Value• ($000)
	Qualicorp Consultoria e Corretora de Seguros SA	16,200	67
	Neoenergia SA	20,700	67
[1]	Ser Educacional SA	25,900	65
*	Camil Alimentos SA	35,200	65
	CPFL Energia SA	11,500	65
	Jereissati Participacoes SA	11,300	65
*	Grupo SBF SA	9,700	65
	Randon SA Implementos e Participacoes Preference Shares	27,400	61
	Cia Paranaense de Energia	51,600	59
*	Movida Participacoes SA	16,400	59
*	M Dias Branco SA	9,100	56
	Boa Vista Servicos SA	22,200	56
	Even Construtora e Incorporadora SA	32,600	53
*	Iochpe Maxion SA	16,900	51
*	Banco Inter SA unit	3,900	51
*	EcoRodovias Infraestrutura e Logistica SA	24,000	46
	Direcional Engenharia SA	18,900	46
	Vivara Participacoes SA	7,200	46
*	Marcopolo SA Preference Shares	83,200	45
	Cielo SA	81,800	45
*	Grupo De Moda Soma SA	12,300	42
*	Guararapes Confeccoes SA	13,700	41
	Ez Tec Empreendimentos e Participacoes SA	7,700	40
	MRV Engenharia e Participacoes SA	15,100	40
*	Hidrovias do Brasil SA	46,200	40
*	Tupy SA	8,800	38
	Cia de Saneamento de Minas Gerais-COPASA	13,800	37
	Minerva SA	22,507	36
*	C&A Modas Ltda.	18,700	32
*	Lojas Americanas SA Preference Shares	25,002	29
*	Cia de Saneamento do Parana Preference Shares	37,400	28
*	Cia de Saneamento do Parana	7,500	28
		Shares	Market Value• ($000)
	Construtora Tenda SA	7,000	27
*	CVC Brasil Operadora e Agencia de Viagens SA (BVMF)	2,283	9
			37,045
Canada (6.8%)
*	Shopify Inc. Class A (XNYS)	11,442	17,472
	Royal Bank of Canada	144,851	14,879
	Toronto-Dominion Bank	185,613	12,054
	Canadian National Railway Co.	63,614	7,483
	Bank of Nova Scotia	120,690	7,476
	Bank of Montreal	67,153	6,683
	Canadian Imperial Bank of Commerce	44,686	5,141
	Canadian Pacific Railway Ltd.	71,675	4,925
	Manulife Financial Corp.	204,341	3,979
	Waste Connections Inc.	29,999	3,876
	Nutrien Ltd.	63,225	3,844
	Alimentation Couche-Tard Inc. Class B	87,822	3,549
	Franco-Nevada Corp.	21,535	3,142
	Sun Life Financial Inc.	59,718	3,075
	National Bank of Canada	36,879	2,927
*	CGI Inc.	28,201	2,520
	Thomson Reuters Corp.	21,413	2,502
	Magna International Inc.	31,256	2,468
	Wheaton Precious Metals Corp.	51,698	2,330
	Fortis Inc.	47,779	2,189
	Restaurant Brands International Inc.	33,508	2,153
	Intact Financial Corp.	15,590	2,123
	Open Text Corp.	37,029	2,031
	Rogers Communications Inc. Class B	38,949	1,984
	Dollarama Inc.	37,016	1,688
	Agnico Eagle Mines Ltd.	27,928	1,607
	Shaw Communications Inc. Class B	49,535	1,458
	Loblaw Cos. Ltd.	20,658	1,455
[3]	BCE Inc.	26,003	1,356
	First Quantum Minerals Ltd.	64,503	1,344
	Canadian Apartment Properties REIT	26,814	1,299
	Algonquin Power & Utilities Corp.	82,363	1,279
[1]	Hydro One Ltd.	50,295	1,252
	Kirkland Lake Gold Ltd.	31,091	1,240
	George Weston Ltd.	11,120	1,199

12

ESG International Stock ETF
		Shares	Market Value• ($000)
	CCL Industries Inc. Class B	20,573	1,174
	Toromont Industries Ltd.	13,370	1,124
	RioCan REIT	62,318	1,107
*	Bausch Health Cos. Inc.	36,656	1,068
	Gildan Activewear Inc.	26,822	1,031
*	Lightspeed Commerce Inc.	9,160	1,017
*	CAE Inc.	34,413	994
	Granite REIT	13,745	992
	Saputo Inc.	32,460	913
	Kinross Gold Corp.	150,077	903
	Ritchie Bros Auctioneers Inc.	14,372	901
	Empire Co. Ltd. Class A	26,224	848
	Finning International Inc.	30,400	791
	H&R REIT	59,928	789
	Choice Properties REIT	63,248	748
	CI Financial Corp.	36,005	699
	Metro Inc. Class A	13,602	693
	Northland Power Inc.	20,797	688
	Lundin Mining Corp.	84,821	686
	Canadian Utilities Ltd. Class A	24,008	680
*	Shopify Inc. Class A (XTSE)	445	679
	Emera Inc.	14,189	670
*	Kinaxis Inc.	4,010	651
	Atco Ltd.	19,220	647
*	BlackBerry Ltd.	55,200	629
	West Fraser Timber Co. Ltd.	8,037	621
	Yamana Gold Inc.	139,710	617
	Chartwell Retirement Residences	57,116	583
	SSR Mining Inc.	32,130	537
	B2Gold Corp.	134,910	522
	Alamos Gold Inc. Class A	64,874	512
	BRP Inc.	6,026	505
	TELUS Corp.	20,932	482
	FirstService Corp.	2,587	480
[3]	Great-West Lifeco Inc.	14,809	458
*	Bombardier Inc. Class B	309,092	451
*	Descartes Systems Group Inc.	5,528	433
	Endeavour Mining plc	15,963	390
	GFL Environmental Inc. (XTSE)	10,821	381
	iA Financial Corp. Inc.	6,510	361
	TMX Group Ltd.	3,096	341
	First Majestic Silver Corp.	26,388	340
*	Ivanhoe Mines Ltd. Class A	40,708	328
	Colliers International Group Inc.	2,304	321
		Shares	Market Value• ($000)
	AltaGas Ltd.	15,541	311
	Element Fleet Management Corp.	27,769	306
	Cascades Inc.	24,163	300
	Brookfield Renewable Corp.	6,736	295
*	Canada Goose Holdings Inc.	7,598	291
	Boardwalk REIT	7,762	290
*	Novagold Resources Inc.	39,644	286
	Artis REIT	29,484	269
	Innergex Renewable Energy Inc.	16,647	265
	NFI Group Inc.	10,413	251
	Dream Office REIT	13,132	243
*	Air Canada	12,218	237
*	Eldorado Gold Corp.	26,514	232
*	IAMGOLD Corp.	90,865	216
	Boyd Group Services Inc.	1,024	200
	Quebecor Inc. Class B	7,347	183
	Canadian Western Bank	5,733	168
	First Capital REIT	11,038	158
*	Equinox Gold Corp.	20,686	149
	Primo Water Corp.	8,302	148
	Capital Power Corp.	4,259	146
	Methanex Corp.	3,790	139
	Brookfield Infrastructure Corp. Class A	2,087	133
	Linamar Corp.	2,326	132
	IGM Financial Inc.	3,371	123
	Centerra Gold Inc.	16,098	120
	Osisko Gold Royalties Ltd.	9,083	111
	SmartCentres REIT	4,581	111
*	Pretium Resources Inc.	10,652	108
*	Home Capital Group Inc. Class B	3,295	103
	Premium Brands Holdings Corp. Class A	959	102
	Boralex Inc. Class A	3,323	102
*	OceanaGold Corp.	44,042	82
	ECN Capital Corp.	9,977	81
	Hudbay Minerals Inc.	12,934	79
	Laurentian Bank of Canada	2,237	75
	Stella-Jones Inc.	2,122	73
	Maple Leaf Foods Inc.	3,285	72
	Dye & Durham Ltd.	1,915	72
	Cominar REIT	7,440	64
	Mullen Group Ltd.	5,514	58
*	Canfor Corp.	2,478	53
*	Torex Gold Resources Inc.	4,656	52
	Transcontinental Inc. Class A	2,624	51

13

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Celestica Inc.	4,318	41
	GFL Environmental Inc.	1,110	39
	Winpak Ltd.	1,013	34
	Cogeco Communications Inc.	300	28
	Martinrea International Inc.	2,613	25
	First National Financial Corp.	384	14
			172,988
Chile (0.2%)
	Sociedad Quimica y Minera de Chile SA Preference Shares Class B	7,943	415
	Banco de Chile	3,745,883	366
	Banco Santander Chile	6,049,187	320
	Enel Americas SA	2,004,029	282
	Falabella SA	68,965	273
	Sociedad Quimica y Minera de Chile SA ADR	4,927	257
	Empresas CMPC SA	111,296	247
	Cia Sud Americana de Vapores SA	2,903,876	218
	Banco de Credito e Inversiones SA	4,013	174
	Cencosud SA	87,936	166
	Colbun SA	794,450	131
	Empresa Nacional de Telecomunicaciones SA	25,073	122
	CAP SA	7,738	110
*	Latam Airlines Group SA	46,607	110
	Enel Chile SA	1,759,607	90
	Salfacorp SA	145,652	72
*	Parque Arauco SA	59,264	71
	Inversiones La Construccion SA	13,884	66
*	SONDA SA	95,489	51
	Cencosud Shopping SA	34,260	49
*	Itau CorpBanca Chile SA	17,484,799	48
	Besalco SA	129,725	46
	Engie Energia Chile SA	61,702	43
	SMU SA	300,135	33
	Aguas Andinas SA Class A	138,009	31
	Inversiones Aguas Metropolitanas SA	43,062	26
	Plaza SA	20,224	25
*	Ripley Corp. SA	107,037	24
	Embotelladora Andina SA Preference Shares Class B	8,340	20
			3,886
		Shares	Market Value• ($000)
China (10.2%)
	Tencent Holdings Ltd.	631,860	39,025
*	Alibaba Group Holding Ltd.	1,499,432	31,397
*,1	Meituan Class B	409,755	13,102
	China Construction Bank Corp. Class H	9,823,000	7,078
*	JD.com Inc. ADR	70,265	5,520
*,1	Wuxi Biologics Cayman Inc.	354,737	5,492
*	NIO Inc. ADR	136,351	5,360
	Ping An Insurance Group Co. of China Ltd. Class H	659,000	5,103
	Industrial & Commercial Bank of China Ltd. Class H	8,350,000	4,650
*	Baidu Inc. ADR	29,183	4,582
*,1	Xiaomi Corp. Class B	1,379,800	4,448
	China Merchants Bank Co. Ltd. Class H	483,000	3,984
*	Pinduoduo Inc. ADR	38,667	3,867
	Li Ning Co. Ltd.	249,500	3,346
	NetEase Inc. ADR	30,341	2,956
	Bank of China Ltd. Class H	8,105,000	2,840
	Sunny Optical Technology Group Co. Ltd.	84,200	2,548
	Geely Automobile Holdings Ltd.	637,900	2,312
*	China Mengniu Dairy Co. Ltd.	384,120	2,310
	BYD Co. Ltd. Class H	66,000	2,219
	ENN Energy Holdings Ltd.	108,300	2,143
*	Bilibili Inc. ADR	26,127	2,096
	Shenzhou International Group Holdings Ltd.	95,984	2,081
	ANTA Sports Products Ltd.	101,000	2,075
*	Trip.com Group Ltd. ADR	54,820	1,671
*	Li Auto Inc. ADR	49,082	1,515
	China Life Insurance Co. Ltd. Class H	883,000	1,481
	China Resources Land Ltd.	388,000	1,441
	CSPC Pharmaceutical Group Ltd.	1,083,280	1,374
	China Overseas Land & Investment Ltd.	579,000	1,334
	Country Garden Services Holdings Co. Ltd.	172,000	1,312
*,1	Innovent Biologics Inc.	160,500	1,296
	Xinyi Solar Holdings Ltd.	532,000	1,288

14

ESG International Stock ETF
		Shares	Market Value• ($000)
	Great Wall Motor Co. Ltd. Class A	122,200	1,253
	China Conch Venture Holdings Ltd.	301,500	1,234
*	Kingdee International Software Group Co. Ltd.	332,000	1,209
	Country Garden Holdings Co. Ltd.	1,032,000	1,141
[1]	Longfor Group Holdings Ltd.	254,300	1,100
	BYD Co. Ltd. Class A	23,852	1,026
*	Zai Lab Ltd. ADR	7,049	1,019
	Sino Biopharmaceutical Ltd.	1,215,000	1,016
*	Alibaba Health Information Technology Ltd.	604,000	997
	China Gas Holdings Ltd.	326,233	944
	PICC Property & Casualty Co. Ltd. Class H	1,038,000	938
	China Longyuan Power Group Corp. Ltd. Class H	438,000	893
	Sunac China Holdings Ltd.	348,300	891
	Hengan International Group Co. Ltd.	145,000	840
	China National Building Material Co. Ltd. Class H	612,000	836
	Far East Horizon Ltd.	712,000	809
	Anhui Conch Cement Co. Ltd. Class H	148,000	801
*	COSCO SHIPPING Holdings Co. Ltd. Class H	391,400	739
*	Vipshop Holdings Ltd. ADR	48,074	711
	LONGi Green Energy Technology Co. Ltd. Class A	48,680	675
	Agricultural Bank of China Ltd. Class A	1,462,300	670
*	GDS Holdings Ltd. ADR	11,377	665
	Great Wall Motor Co. Ltd. Class H	142,500	657
	Sinopharm Group Co. Ltd. Class H	250,100	644
	ZTO Express Cayman Inc. ADR	22,069	623
	China Merchants Bank Co. Ltd. Class A	82,300	623
	China Cinda Asset Management Co. Ltd. Class H	3,450,000	612
	Agricultural Bank of China Ltd. Class H	1,802,000	604
		Shares	Market Value• ($000)
[1]	Postal Savings Bank of China Co. Ltd. Class H	831,000	599
	Ping An Insurance Group Co. of China Ltd. Class A	75,500	583
	Shimao Group Holdings Ltd.	270,500	559
[1]	China Tower Corp. Ltd. Class H	4,224,000	554
	China Pacific Insurance Group Co. Ltd. Class H	194,600	548
	Zhongsheng Group Holdings Ltd.	65,500	548
	CITIC Securities Co. Ltd. Class H	214,500	543
*	Tencent Music Entertainment Group ADR	60,318	533
*	Chinasoft International Ltd.	306,000	519
	BYD Electronic International Co. Ltd.	111,000	508
*	Zhuzhou CRRC Times Electric Co. Ltd. Class H	83,500	502
	JOYY Inc. ADR	7,803	494
	China Hongqiao Group Ltd.	328,500	487
[1]	China Feihe Ltd.	263,000	475
	Weichai Power Co. Ltd. Class A	146,300	454
*	KE Holdings Inc. ADR	24,313	440
	China Taiping Insurance Holdings Co. Ltd.	293,800	429
	People's Insurance Co. Group of China Ltd. Class H	1,349,000	416
	China Resources Gas Group Ltd.	68,000	412
*,2	GCL-Poly Energy Holdings Ltd.	1,563,594	398
	WuXi AppTec Co. Ltd. Class A	18,764	386
*,1	Ping An Healthcare & Technology Co. Ltd.	52,130	385
	Dongyue Group Ltd.	112,000	385
	China Pacific Insurance Group Co. Ltd. Class A	94,200	383
	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	39,000	382
	ZTE Corp. Class H	108,000	380
	Kingboard Holdings Ltd.	77,000	379
	Autohome Inc. ADR	8,557	379
*	New Oriental Education & Technology Group Inc. ADR	166,190	376

15

ESG International Stock ETF
		Shares	Market Value• ($000)
	Contemporary Amperex Technology Co. Ltd. Class A	4,900	376
*	Daqo New Energy Corp. ADR	6,104	374
*	Genscript Biotech Corp.	78,000	371
*,1	China Literature Ltd.	43,400	365
*,1	3SBio Inc.	327,500	365
	Kingsoft Corp. Ltd.	90,800	364
[1]	Haidilao International Holding Ltd.	87,000	355
	Ganfeng Lithium Co. Ltd. Class A	10,100	344
	BOE Technology Group Co. Ltd. Class A	371,100	334
	Fuyao Glass Industry Group Co. Ltd. Class A	44,800	332
*	360 DigiTech Inc. ADR	14,288	326
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	196,000	322
	Flat Glass Group Co. Ltd. Class A	35,200	320
*	Kingsoft Cloud Holdings Ltd. ADR	9,895	319
[1]	WuXi AppTec Co. Ltd. Class H	15,936	318
	Jiangxi Copper Co. Ltd. Class H	156,000	316
	Yuexiu REIT	604,000	316
	China Vanke Co. Ltd. Class A	103,000	315
	Hangzhou Steam Turbine Co. Ltd. Class B	149,988	312
	CRRC Corp. Ltd. Class A	291,400	304
[1]	Ganfeng Lithium Co. Ltd. Class H	13,200	304
	NAURA Technology Group Co. Ltd. Class A	5,504	303
	Bank of Communications Co. Ltd. Class A	442,800	303
*	Huangshan Tourism Development Co. Ltd. Class B	430,900	301
*	Weibo Corp. ADR	5,949	301
	Ping An Bank Co. Ltd. Class A	109,000	300
	Hello Group Inc. ADR	22,747	299
	Industrial & Commercial Bank of China Ltd. Class A	416,000	297
	Guangdong Investment Ltd.	212,000	294
		Shares	Market Value• ($000)
*	COSCO SHIPPING Holdings Co. Ltd. Class A	91,780	294
	Pharmaron Beijing Co. Ltd. Class A	9,787	292
*	Canadian Solar Inc.	7,858	290
	Industrial Bank Co. Ltd. Class A	101,000	289
*	iQIYI Inc. ADR	31,606	286
	Hangzhou Tigermed Consulting Co. Ltd. Class A	13,500	280
	China Vanke Co. Ltd. Class H	103,400	279
	China Medical System Holdings Ltd.	140,000	275
	Haitong Securities Co. Ltd. Class A	139,900	275
	Wanhua Chemical Group Co. Ltd. Class A	15,800	260
	Hopson Development Holdings Ltd.	66,800	260
*	TAL Education Group ADR	48,650	259
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	5,100	259
	Guangzhou Automobile Group Co. Ltd. Class A	89,400	256
	Tongwei Co. Ltd. Class A	26,800	253
[1]	Topsports International Holdings Ltd.	189,000	249
*	21Vianet Group Inc. ADR	12,545	248
	Sungrow Power Supply Co. Ltd. Class A	10,200	248
	China CITIC Bank Corp. Ltd. Class A	340,800	242
*,1	Hua Hong Semiconductor Ltd.	40,757	240
	China Yongda Automobiles Services Holdings Ltd.	141,000	236
	CITIC Securities Co. Ltd. Class A	59,200	235
*	Yihai International Holding Ltd.	43,000	233
	China Minsheng Banking Corp. Ltd. Class A	375,500	231
*,1	CanSino Biologics Inc. Class H	5,800	229
	Dongfeng Motor Group Co. Ltd. Class H	206,000	226
	Xtep International Holdings Ltd.	131,000	223

16

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Colour Life Services Group Co. Ltd.	646,000	223
*	Lifetech Scientific Corp.	408,000	221
	China Molybdenum Co. Ltd. Class A	181,800	220
*	Tongcheng-Elong Holdings Ltd.	93,600	218
*,1	Akeso Inc.	42,000	218
*,1	Jinxin Fertility Group Ltd.	134,000	213
[1]	Jiumaojiu International Holdings Ltd.	63,000	211
*	Baozun Inc. ADR	8,735	210
	GF Securities Co. Ltd. Class A	70,600	207
	Muyuan Foods Co. Ltd. Class A	31,512	206
	China Meidong Auto Holdings Ltd.	40,000	201
[1]	China New Higher Education Group Ltd.	373,000	201
	Kingboard Laminates Holdings Ltd.	101,000	199
*	JinkoSolar Holding Co. Ltd. ADR	4,051	199
	Huaneng Power International Inc. Class A	214,500	184
	Luxshare Precision Industry Co. Ltd. Class A	34,799	182
	Consun Pharmaceutical Group Ltd.	384,000	181
	Haitian International Holdings Ltd.	47,000	180
	China Evergrande Group	318,000	178
*	GOME Retail Holdings Ltd.	1,637,000	177
	Henan Zhongyuan Expressway Co. Ltd. Class A	342,100	174
[1]	Hansoh Pharmaceutical Group Co. Ltd.	64,000	174
	JCET Group Co. Ltd. Class A	32,500	172
	China Yangtze Power Co. Ltd. Class A	56,000	168
[1]	Hygeia Healthcare Holdings Co. Ltd.	21,600	168
	Nine Dragons Paper Holdings Ltd.	120,000	164
	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. Class A	13,600	163
	Huatai Securities Co. Ltd. Class A	63,800	162
	Xinyi Energy Holdings Ltd.	264,000	161
		Shares	Market Value• ($000)
[1]	China Resources Pharmaceutical Group Ltd.	305,000	159
	Bank of Communications Co. Ltd. Class H	272,000	156
	China Jinmao Holdings Group Ltd.	476,000	155
*,1	Weimob Inc.	106,000	155
	Zhejiang Huayou Cobalt Co. Ltd. Class A	7,100	154
	Shenzhen Inovance Technology Co. Ltd. Class A	13,900	153
	Shanghai Pudong Development Bank Co. Ltd. Class A	107,300	150
	Bank of China Ltd. Class A	318,600	149
	Chongqing Changan Automobile Co. Ltd. Class A	45,560	145
*,1	InnoCare Pharma Ltd.	52,000	145
	China Life Insurance Co. Ltd. Class A	32,200	144
	Bosideng International Holdings Ltd.	174,000	142
	Jiangxi Copper Co. Ltd. Class A	34,600	142
*	Dada Nexus Ltd. ADR	5,981	142
	New China Life Insurance Co. Ltd. Class H	47,800	141
	China Molybdenum Co. Ltd. Class H	180,000	140
	Jiangsu Jiangyin Rural Commercial Bank Co. Ltd. Class A	236,500	139
[1]	Yadea Group Holdings Ltd.	78,000	139
*,1	Alphamab Oncology	54,000	139
	China Everbright Environment Group Ltd.	200,000	138
	Inner Mongolia Yili Industrial Group Co. Ltd. Class A	25,900	136
	China Merchants Securities Co. Ltd. Class A	48,420	136
	Weichai Power Co. Ltd. Class H	53,000	134
*,1	Ascletis Pharma Inc.	370,000	134
*	Seazen Group Ltd.	151,360	134
	COSCO SHIPPING Ports Ltd.	160,000	133
	China Power International Development Ltd.	329,000	133

17

ESG International Stock ETF
		Shares	Market Value• ($000)
	China Everbright Bank Co. Ltd. Class A	253,300	131
	China Railway Tielong Container Logistics Co. Ltd. Class A	171,300	131
*	Niu Technologies ADR	4,844	130
	Guangzhou Automobile Group Co. Ltd. Class H	128,000	129
	SAIC Motor Corp. Ltd. Class A	43,000	129
*	Beijing Enterprises Water Group Ltd.	310,000	128
	CIFI Holdings Group Co. Ltd.	188,000	126
	China Construction Bank Corp. Class A	139,600	126
	China Lesso Group Holdings Ltd.	58,000	124
	Citic Pacific Special Steel Group Co. Ltd. Class A	31,500	124
	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	19,000	122
*,1	ZhongAn Online P&C Insurance Co. Ltd. Class H	25,000	122
	Zoomlion Heavy Industry Science & Technology Co. Ltd. Class A	99,500	121
	China Resources Cement Holdings Ltd.	122,000	120
*,1	Zhou Hei Ya International Holdings Co. Ltd.	117,000	120
	Baoshan Iron & Steel Co. Ltd. Class A	75,800	119
	China Merchants Port Holdings Co. Ltd.	70,000	118
	TravelSky Technology Ltd. Class H	63,000	118
*	XD Inc.	22,200	118
*	Alibaba Pictures Group Ltd.	1,090,000	116
	Will Semiconductor Co. Ltd. Shanghai Class A	3,100	116
	CIFI Ever Sunshine Services Group Ltd.	56,000	116
	Shandong Nanshan Aluminum Co. Ltd. Class A	128,400	115
[1]	China Merchants Securities Co. Ltd. Class H	75,660	114
*,1	Venus MedTech Hangzhou Inc. Class H	24,000	114
	Yangzijiang Shipbuilding Holdings Ltd.	92,600	113
		Shares	Market Value• ($000)
*	Noah Holdings Ltd. ADR	2,912	113
	Sihuan Pharmaceutical Holdings Group Ltd.	378,000	112
	China Suntien Green Energy Corp. Ltd. Class H	177,000	112
	Fu Shou Yuan International Group Ltd.	121,000	109
	Anhui Conch Cement Co. Ltd. Class A	17,700	109
	Qinhuangdao Port Co. Ltd. Class A	264,400	106
	COSCO SHIPPING Development Co. Ltd. Class A	177,900	106
*	JD.com Inc. Class A	2,686	106
*	China Southern Airlines Co. Ltd. Class A	117,600	105
	Angang Steel Co. Ltd. Class A	118,000	104
	Shanghai Pharmaceuticals Holding Co. Ltd. Class A	34,100	101
*	Sohu.com Ltd. ADR	4,291	100
*	Shanghai Zhenhua Heavy Industries Co. Ltd. Class B	373,500	99
	Sany Heavy Equipment International Holdings Co. Ltd.	77,000	99
*	LexinFintech Holdings Ltd. ADR	14,172	99
	China Overseas Property Holdings Ltd.	115,000	98
*	HUYA Inc. ADR	9,139	98
*,1	Shanghai Junshi Biosciences Co. Ltd. Class H	17,200	97
	GoerTek Inc. Class A	13,400	96
	ZTE Corp. Class A	18,700	96
[1]	A-Living Smart City Services Co. Ltd.	24,250	96
	SG Micro Corp. Class A	1,950	96
	SF Holding Co. Ltd. Class A	10,600	95
	Sinoma International Engineering Co. Class A	46,000	95
	Walvax Biotechnology Co. Ltd. Class A	7,800	94
	Guangdong Haid Group Co. Ltd. Class A	9,500	94
*	Shanghai Fudan Microelectronics Group Co. Ltd. Class H	30,000	93
	Beijing North Star Co. Ltd. Class A	258,600	92

18

ESG International Stock ETF
		Shares	Market Value• ($000)
	Jiangsu Eastern Shenghong Co. Ltd. Class A	18,000	90
*,1	China Logistics Property Holdings Co. Ltd.	174,000	90
	Jiangxi Lianchuang Optoelectronic Science & Technology Co. Ltd. Class A	17,500	90
	China Oriental Group Co. Ltd.	240,000	89
[1]	Fuyao Glass Industry Group Co. Ltd. Class H	14,400	89
*	Air China Ltd. Class A	79,100	89
	Ginlong Technologies Co. Ltd. Class A	2,100	89
	China SCE Group Holdings Ltd.	219,000	88
*,1	Peijia Medical Ltd.	30,000	88
	Agile Group Holdings Ltd.	76,000	87
	Sinotruk Hong Kong Ltd.	44,000	87
	Xinjiang Goldwind Science & Technology Co. Ltd. Class A	38,300	87
	Dashang Co. Ltd. Class A	28,900	87
	Tianneng Power International Ltd.	64,000	86
	Jinduicheng Molybdenum Co. Ltd. Class A	57,200	86
	China Education Group Holdings Ltd.	45,000	85
	Jiangsu Expressway Co. Ltd. Class A	63,900	85
	Wuxi Shangji Automation Co. Ltd. Class A	1,700	85
*,2	Brilliance China Automotive Holdings Ltd.	90,000	84
	China CITIC Bank Corp. Ltd. Class H	183,000	84
	China Minsheng Banking Corp. Ltd. Class H	202,000	84
	PAX Global Technology Ltd.	68,000	84
	Powerlong Real Estate Holdings Ltd.	104,000	84
*	Shenzhen Kangtai Biological Products Co. Ltd. Class A	4,500	84
	Guotai Junan Securities Co. Ltd. Class A	30,100	83
	Zhejiang Expressway Co. Ltd. Class H	94,000	82
		Shares	Market Value• ($000)
	China State Construction International Holdings Ltd.	102,000	82
	KWG Group Holdings Ltd.	77,500	82
	Concord New Energy Group Ltd.	820,000	82
*	Baidu Inc. Class A	4,156	82
	Greentown Service Group Co. Ltd.	76,000	81
	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A	10,850	81
*	Tongdao Liepin Group	45,600	81
	Orient Securities Co. Ltd. Class A	34,400	80
	Greentown China Holdings Ltd.	51,500	79
	Guangzhou Restaurant Group Co. Ltd. Class A	22,000	78
	Sinotrans Ltd. Class A	102,000	78
*,1,2	China Huarong Asset Management Co. Ltd. Class H	588,000	77
[1]	Orient Securities Co. Ltd. Class H	77,200	76
	Mango Excellent Media Co. Ltd. Class A	10,800	76
*	Hainan Meilan International Airport Co. Ltd.	24,000	76
	China Everbright Ltd.	60,000	75
	Iflytek Co. Ltd. Class A	9,200	75
	Yunnan Baiyao Group Co. Ltd. Class A	5,500	75
	China Minmetals Rare Earth Co. Ltd. Class A	8,500	75
*	Sogou Inc. ADR	8,357	74
	Jiangxi Huangshanghuang Group Food Co. Ltd. Class A	34,400	74
	Shanghai Mechanical & Electrical Industry Co. Ltd. Class B	57,700	73
	China Grand Pharmaceutical & Healthcare Holdings Ltd.	92,000	73
	Shandong Chenming Paper Holdings Ltd. Class B	128,500	71
[1]	Pharmaron Beijing Co. Ltd. Class H	3,200	71
	China Galaxy Securities Co. Ltd. Class H	124,000	70
	Digital China Holdings Ltd.	112,000	70

19

ESG International Stock ETF
		Shares	Market Value• ($000)
	Zhaojin Mining Industry Co. Ltd. Class H	85,500	70
	Tiangong International Co. Ltd.	106,000	70
	Sichuan Expressway Co. Ltd. Class A	140,700	70
	China Harmony Auto Holding Ltd.	124,000	70
	China International Marine Containers Group Co. Ltd. Class A	24,700	70
	Zhongyu Gas Holdings Ltd.	81,000	69
	Shanghai Mechanical & Electrical Industry Co. Ltd. Class A	27,800	67
	SSY Group Ltd.	106,000	66
	Shenwan Hongyuan Group Co. Ltd. Class A	90,200	66
*	Yeahka Ltd.	16,000	66
*,1	Ascentage Pharma Group International	13,000	65
*	Beijing Capital International Airport Co. Ltd. Class H	106,000	64
[1]	Dali Foods Group Co. Ltd.	114,000	64
	Zhejiang Hailiang Co. Ltd. Class A	35,700	64
	Zhejiang Chint Electrics Co. Ltd. Class A	6,600	64
*	DouYu International Holdings Ltd. ADR	14,884	64
*	China Traditional Chinese Medicine Holdings Co. Ltd.	132,000	63
	China Communications Services Corp. Ltd. Class H	118,000	63
	Hengli Petrochemical Co. Ltd. Class A	15,500	63
	Hebei Chengde Lolo Co. Class A	30,000	63
	Guangdong Great River Smarter Logistics Co. Ltd. Class A	24,500	63
	CGN New Energy Holdings Co. Ltd.	102,000	62
	Zhuguang Holdings Group Co. Ltd.	276,000	61
	Shenzhen Kstar Science & Technology Co. Ltd. Class A	12,600	61
	Shaanxi International Trust Co. Ltd. Class A	118,700	60
	Bank of Shanghai Co. Ltd. Class A	53,800	60
	COFCO Joycome Foods Ltd.	203,000	60
		Shares	Market Value• ($000)
	Rongan Property Co. Ltd. Class A	155,400	60
*	China Eastern Airlines Corp. Ltd. Class A	82,000	60
	Shanghai Tongji Science & Technology Industrial Co. Ltd. Class A	44,700	60
*	Ausnutria Dairy Corp. Ltd.	61,000	59
	Chongqing Zaisheng Technology Corp. Ltd. Class A	29,500	59
	Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. Class A	2,500	59
	Haitong Securities Co. Ltd. Class H	62,800	58
	Zoomlion Heavy Industry Science & Technology Co. Ltd. Class H	61,400	58
*,1	Luye Pharma Group Ltd.	107,000	57
	Everbright Securities Co. Ltd. Class A	23,000	57
*	CanSino Biologics Inc. Class A	948	57
	Bank of Chongqing Co. Ltd. Class H	95,000	55
	Skyfame Realty Holdings Ltd.	464,000	55
*	Topchoice Medical Corp. Class A	1,500	55
*,1	Maoyan Entertainment	42,000	55
	KWG Living Group Holdings Ltd.	65,906	55
	Chaowei Power Holdings Ltd.	175,000	54
	China Galaxy Securities Co. Ltd. Class A	33,800	54
*,1	Meitu Inc.	226,500	54
*	Pangang Group Vanadium Titanium & Resources Co. Ltd. Class A	75,200	54
	Shenzhen International Holdings Ltd.	41,000	53
	Greatview Aseptic Packaging Co. Ltd.	128,000	53
*	Shanghai International Airport Co. Ltd. Class A	7,977	53
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class A	30,200	53
	Q Technology Group Co. Ltd.	30,000	53

20

ESG International Stock ETF
		Shares	Market Value• ($000)
	Powerlong Commercial Management Holdings Ltd.	19,000	53
	Xinjiang Goldwind Science & Technology Co. Ltd. Class H	27,200	52
	Livzon Pharmaceutical Group Inc. Class A	8,500	52
	Southwest Securities Co. Ltd. Class A	65,200	52
[1]	Hope Education Group Co. Ltd.	308,000	52
	263 Network Communications Co. Ltd. Class A	84,300	52
	China Kepei Education Group Ltd.	88,000	52
	Beijing Bei Mo Gao Ke Friction Material Co. Ltd. Class A	2,700	52
	Qingdao Haier Biomedical Co. Ltd. Class A	2,543	52
*	Li Auto Inc. Class A	3,506	52
	Logan Group Co. Ltd.	43,000	51
	Huaxia Bank Co. Ltd. Class A	58,800	51
*,1	CStone Pharmaceuticals	30,000	51
	Shenzhen SC New Energy Technology Corp. Class A	1,600	51
*	C&D International Investment Group Ltd.	25,000	51
*	SOHO China Ltd.	121,000	50
	Jiayuan International Group Ltd.	126,000	50
	Henan Shuanghui Investment & Development Co. Ltd. Class A	13,400	50
	Shenzhen Gas Corp. Ltd. Class A	30,200	50
	Tangrenshen Group Co. Ltd. Class A	55,800	50
	Yantai Eddie Precision Machinery Co. Ltd. Class A	8,540	50
	Wellhope Foods Co. Ltd. Class A	35,500	50
	ZheJiang Dali Technology Co. Ltd. Class A	14,400	50
	Chengdu Leejun Industrial Co. Ltd. Class A	21,800	50
*	Beijing Enterprises Clean Energy Group Ltd.	4,280,000	49
	JNBY Design Ltd.	20,500	49
		Shares	Market Value• ($000)
	Zhejiang Satellite Petrochemical Co. Ltd. Class A	7,560	49
[1]	Shandong Gold Mining Co. Ltd. Class H	30,600	49
	Bethel Automotive Safety Systems Co. Ltd. Class A	6,800	49
	Beijing United Information Technology Co. Ltd. Class A	2,900	49
	Skshu Paint Co. Ltd. Class A	2,180	49
	Chongqing Rural Commercial Bank Co. Ltd. Class H	125,000	48
	Zhejiang Dahua Technology Co. Ltd. Class A	13,400	48
	Shenzhen Investment Ltd.	158,000	47
	Shanghai Jin Jiang Capital Co. Ltd. Class H	238,000	47
*	OneConnect Financial Technology Co. Ltd. ADR	9,971	47
	Shanghai Jinjiang International Hotels Co. Ltd. Class A	6,700	47
	Kehua Data Co. Ltd. Class A	8,100	47
	China Water Affairs Group Ltd.	46,000	46
*	Estun Automation Co. Ltd. Class A	9,700	46
[1]	BAIC Motor Corp. Ltd. Class H	124,500	45
	Anhui Expressway Co. Ltd. Class H	74,000	45
	China Tian Lun Gas Holdings Ltd.	44,000	45
	Sunwoda Electronic Co. Ltd. Class A	7,400	45
	GEM Co. Ltd. Class A	21,700	45
	TCL Technology Group Corp. Class A	41,200	45
*	Tianli Education International Holdings Ltd.	173,000	45
	Shanghai AJ Group Co. Ltd. Class A	41,100	45
	Shanghai Pudong Construction Co. Ltd. Class A	47,900	45
	Xi'an Triangle Defense Co. Ltd. Class A	5,500	45
	Shanxi Securities Co. Ltd. Class A	43,300	44

21

ESG International Stock ETF
		Shares	Market Value• ($000)
*	New Hope Liuhe Co. Ltd. Class A	26,300	44
	Yantai Dongcheng Pharmaceutical Co. Ltd. Class A	18,700	44
	Jiangsu Guotai International Group Co. Ltd.	19,400	44
	Shandong Gold Mining Co. Ltd. Class A	15,860	44
	Sailun Group Co. Ltd. Class A	28,500	44
	ZTO Express Cayman Inc.	1,572	44
*	Beijing Chunlizhengda Medical Instruments Co. Ltd. Class H	17,500	44
	China Modern Dairy Holdings Ltd.	213,000	43
[1]	China Everbright Greentech Ltd.	125,000	43
[1]	China Yuhua Education Corp. Ltd.	80,000	43
	Suzhou TA&A Ultra Clean Technology Co. Ltd. Class A	2,900	43
*	China Tungsten & Hightech Materials Co. Ltd. Class A	19,100	43
	Yuexiu Property Co. Ltd.	45,600	43
	Sichuan Expressway Co. Ltd. Class H	184,000	42
	Chongqing Changan Automobile Co. Ltd. Class B	62,440	42
*	Fufeng Group Ltd.	109,000	42
	Yuzhou Group Holdings Co. Ltd.	216,123	42
	LB Group Co. Ltd. Class A	7,200	42
	CSC Financial Co. Ltd. Class A	9,800	42
	Anhui Expressway Co. Ltd. Class A	43,500	42
	Tofflon Science & Technology Group Co. Ltd. Class A	4,500	42
	Guangxi Wuzhou Communications Co. Ltd. Class A	69,400	42
	Tong Ren Tang Technologies Co. Ltd. Class H	55,000	41
*	Hi Sun Technology China Ltd.	240,000	41
*	Kaisa Group Holdings Ltd.	123,496	41
*	Bank of Zhengzhou Co. Ltd. Class A	78,210	41
		Shares	Market Value• ($000)
	Tianjin Capital Environmental Protection Group Co. Ltd. Class A	42,700	41
*	Gaotu Techedu Inc. ADR	14,118	41
	GF Securities Co. Ltd. Class H	22,600	40
	Hoshine Silicon Industry Co. Ltd. Class A	1,200	40
	Huayu Automotive Systems Co. Ltd. Class A	11,200	40
	Xiamen Faratronic Co. Ltd. Class A	1,600	40
	CNHTC Jinan Truck Co. Ltd. Class A	10,300	40
*	SPIC Dongfang New Energy Corp. Class A	56,700	40
	Bafang Electric Suzhou Co. Ltd. Class A	1,200	40
	Hubei Feilihua Quartz Glass Co. Ltd. Class A	4,200	40
*,1	Yidu Tech Inc.	9,200	40
*	Yunnan Tin Co. Ltd. Class A	10,200	39
	Hisense Home Appliances Group Co. Ltd. Class A	20,000	39
	China South Publishing & Media Group Co. Ltd. Class A	28,800	39
	Liaoning Port Co. Ltd. Class A	149,600	39
	Victory Giant Technology Huizhou Co. Ltd. Class A	11,000	39
	Shenzhen Expressway Co. Ltd. Class A	27,700	39
	Lonking Holdings Ltd.	121,000	38
	NetDragon Websoft Holdings Ltd.	17,000	38
	Sinopec Engineering Group Co. Ltd. Class H	72,000	38
	Huadong Medicine Co. Ltd. Class A	7,900	38
	Times China Holdings Ltd.	37,000	38
*	LVGEM China Real Estate Investment Co. Ltd.	164,000	38
	Qingling Motors Co. Ltd. Class H	144,000	37
*	Sinofert Holdings Ltd.	180,000	37
	Changjiang Securities Co. Ltd. Class A	31,900	37
	Sunward Intelligent Equipment Co. Ltd. Class A	20,700	37

22

ESG International Stock ETF
		Shares	Market Value• ($000)
	Huafon Chemical Co. Ltd. Class A	17,100	37
	Xinyu Iron & Steel Co. Ltd. Class A	27,300	37
	Huizhou Desay Sv Automotive Co. Ltd. Class A	2,700	37
	Central China Securities Co. Ltd. Class A	48,600	37
	Shoucheng Holdings Ltd.	171,600	37
[1]	Viva Biotech Holdings	42,500	37
	Zhejiang HangKe Technology Inc. Co. Class A	2,384	37
	Shanghai Haohai Biological Technology Co. Ltd. Class A	1,374	37
[1]	Huatai Securities Co. Ltd. Class H	25,200	36
	China BlueChemical Ltd. Class H	116,000	36
	China Dongxiang Group Co. Ltd.	308,000	36
[1]	CSC Financial Co. Ltd. Class H	33,000	36
	Jafron Biomedical Co. Ltd. Class A	4,700	36
*	Jinko Power Technology Co. Ltd. Class A	24,300	36
	Hangcha Group Co. Ltd. Class A	12,600	36
*	Skyworth Group Ltd.	111,111	35
	Gemdale Properties & Investment Corp. Ltd.	314,000	35
	Shanghai Ganglian E-Commerce Holdings Co. Ltd. Class A	4,200	35
	Western Securities Co. Ltd. Class A	27,900	35
	China Aoyuan Group Ltd.	58,000	35
[1]	Genertec Universal Medical Group Co. Ltd.	43,500	35
*	Pengdu Agriculture & Animal Husbandry Co. Ltd. Class A	95,300	35
	Shenzhen Megmeet Electrical Co. Ltd. Class A	7,200	35
	Shanxi Taigang Stainless Steel Co. Ltd. Class A	22,700	35
[1]	AK Medical Holdings Ltd.	34,000	35
	Guangdong Kinlong Hardware Products Co. Ltd. Class A	1,400	35
	Yijiahe Technology Co. Ltd. Class A	4,200	35
		Shares	Market Value• ($000)
	YongXing Special Materials Technology Co. Ltd. Class A	2,000	35
*	Air China Ltd. Class H	50,000	34
	Comba Telecom Systems Holdings Ltd.	144,000	34
	China Overseas Grand Oceans Group Ltd.	51,000	34
	Xingda International Holdings Ltd.	149,000	34
	China Lilang Ltd.	55,000	34
	Chaozhou Three-Circle Group Co. Ltd. Class A	5,800	34
	Zhejiang Weixing New Building Materials Co. Ltd. Class A	11,000	34
	China Resources Medical Holdings Co. Ltd.	38,500	34
	Guangxi Liugong Machinery Co. Ltd. Class A	25,800	34
	Chongqing Dima Industry Co. Ltd. Class A	90,000	34
	Huaneng Power International Inc. Class H	68,000	33
	China Everbright Bank Co. Ltd. Class H	91,000	33
	Foran Energy Group Co. Ltd.	20,600	33
*	China Merchants Land Ltd.	254,000	33
	Industrial Securities Co. Ltd. Class A	21,600	33
	China Reinsurance Group Corp. Class H	315,000	33
*,1	China East Education Holdings Ltd.	31,000	33
	Risen Energy Co. Ltd. Class A	8,700	33
	Intco Medical Technology Co. Ltd. Class A	2,100	33
*,1	JW Cayman Therapeutics Co. Ltd.	15,500	33
	Advanced Technology & Materials Co. Ltd. Class A	18,300	32
	Chacha Food Co. Ltd. Class A	5,700	32
	Times Neighborhood Holdings Ltd.	51,000	32
	Beijing Cisri-Gaona Materials & Technology Co. Ltd. Class A	4,300	32
*	Innuovo Technology Co. Ltd. Class A	32,800	32

23

ESG International Stock ETF
		Shares	Market Value• ($000)
*	China Maple Leaf Educational Systems Ltd.	154,000	31
	Hunan Valin Steel Co. Ltd. Class A	25,300	31
*	Hongli Zhihui Group Co. Ltd. Class A	13,900	31
	Longshine Technology Group Co. Ltd. Class A	10,200	31
	Shanghai Hanbell Precise Machinery Co. Ltd. Class A	7,600	31
[1]	Archosaur Games Inc.	26,000	31
*	Hainan Development Holdings Nanhai Co. Ltd. Class A	13,500	31
	Fanhua Inc. ADR	2,063	30
	Guangdong Provincial Expressway Development Co. Ltd. Class B	44,700	30
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	33,200	30
	China Zhenhua Group Science & Technology Co. Ltd. Class A	1,700	30
	SooChow Securities Co. Ltd. Class A	20,800	30
	Nanjing Iron & Steel Co. Ltd. Class A	44,500	30
*,2	China Zhongwang Holdings Ltd.	133,200	29
	CPMC Holdings Ltd.	49,000	29
	Beijing Jingneng Clean Energy Co. Ltd. Class H	112,000	29
	China International Marine Containers Group Co. Ltd. Class H	13,300	29
	Zhejiang NHU Co. Ltd. Class A	6,480	29
	Shenzhen Overseas Chinese Town Co. Ltd. Class A	28,200	29
	China Jushi Co. Ltd. Class A	10,744	29
	Yuexiu Transport Infrastructure Ltd.	48,000	28
	Shanghai Chlor-Alkali Chemical Co. Ltd. Class B	43,500	28
	Sealand Securities Co. Ltd. Class A	44,000	28
	Shanghai Weaver Network Co. Ltd. Class A	2,420	28
		Shares	Market Value• ($000)
*	Guangshen Railway Co. Ltd. Class A	83,800	28
	Telling Telecommunication Holding Co. Ltd. Class A	8,200	28
	Joinn Laboratories China Co. Ltd. Class A	1,260	28
	Jiangsu Nata Opto-electronic Material Co. Ltd. Class A	3,200	28
*	Youdao Inc. ADR	2,253	28
	Hainan Strait Shipping Co. Ltd. Class A	27,750	27
	Winning Health Technology Group Co. Ltd. Class A	12,450	27
	COFCO Capital Holdings Co. Ltd. Class A	20,400	27
	Black Peony Group Co. Ltd. Class A	19,800	27
	Nantong Jianghai Capacitor Co. Ltd. Class A	9,500	27
	First Tractor Co. Ltd. Class H	48,000	26
*	China Fangda Group Co. Ltd. Class B	71,800	26
	Shanghai Jinjiang International Hotels Co. Ltd. Class B	14,600	26
	China Shineway Pharmaceutical Group Ltd.	24,000	26
	Beijing Strong Biotechnologies Inc. Class A	9,900	26
	Health & Happiness H&H International Holdings Ltd.	9,000	26
	Shengyi Technology Co. Ltd. Class A	7,200	26
	SDIC Capital Co. Ltd. Class A	17,784	26
*	Shenzhen Chengxin Lithium Group Co. Ltd. Class A	2,800	26
	Shenzhen Expressway Co. Ltd. Class H	26,000	25
*	China High Speed Transmission Equipment Group Co. Ltd.	35,000	25
	Anhui Zhongding Sealing Parts Co. Ltd. Class A	9,000	25

24

ESG International Stock ETF
		Shares	Market Value• ($000)
	Dongjiang Environmental Co. Ltd. Class A	21,700	25
	Zhejiang Jiemei Electronic & Technology Co. Ltd. Class A	5,000	25
	Wuhan Raycus Fiber Laser Technologies Co. Ltd. Class A	2,550	25
	Taiji Computer Corp. Ltd. Class A	7,400	25
	Shenzhen Sunline Tech Co. Ltd. Class A	10,300	25
	Chengdu Fusen Noble-House Industrial Co. Ltd. Class A	12,900	25
*	Kunshan Kersen Science & Technology Co. Ltd. Class A	15,000	25
*	Red Star Macalline Group Corp. Ltd. Class A	16,280	25
	CTS International Logistics Corp. Ltd. Class A	10,800	25
	Zhejiang Weiming Environment Protection Co. Ltd. Class A	5,590	25
*	Pacific Shuanglin Bio-pharmacy Co. Ltd.	5,300	25
	Guomai Technologies Inc. Class A	27,000	24
	Chengtun Mining Group Co. Ltd. Class A	12,500	24
*	China Aluminum International Engineering Corp. Ltd. Class A	33,900	24
	Guizhou Gas Group Corp. Ltd. Class A	15,300	24
	Shanghai Industrial Urban Development Group Ltd.	282,000	23
	INESA Intelligent Tech Inc. Class B	50,600	23
	Shanghai Environment Group Co. Ltd. Class A	12,500	23
	Guangdong Topstar Technology Co. Ltd. Class A	6,400	23
	Fujian Cement Inc. Class A	19,900	23
	Shandong Longda Meat Foodstuff Co. Ltd. Class A	14,700	23
		Shares	Market Value• ($000)
	Edan Instruments Inc. Class A	13,000	23
	Kangji Medical Holdings Ltd.	16,500	23
*	Beijing Bohui Innovation Biotechnology Group Co. Ltd. Class A	16,700	23
*	Jiangsu Hoperun Software Co. Ltd. Class A	4,800	22
	Beijing Easpring Material Technology Co. Ltd. Class A	1,800	22
	Zhejiang Communications Technology Co. Ltd.	26,400	22
	Guangzhou Shangpin Home Collection Co. Ltd. Class A	2,600	22
*	Beijing Forever Technology Co. Ltd. Class A	14,600	22
[1]	Qingdao Port International Co. Ltd. Class H	43,000	22
	Shanghai International Port Group Co. Ltd. Class A	24,900	22
	Beijing Tiantan Biological Products Corp. Ltd. Class A	4,580	22
	Anhui Construction Engineering Group Co. Ltd. Class A	35,000	22
	Sinocare Inc. Class A	5,700	22
	Jiangsu Yoke Technology Co. Ltd. Class A	1,700	22
	Beijing Aosaikang Pharmaceutical Co. Ltd. Class A	11,600	22
	Zhejiang Dingli Machinery Co. Ltd. Class A	2,000	22
	Sanquan Food Co. Ltd. Class A	9,630	22
	Shandong Xiantan Co. Ltd. Class A	20,550	22
	Sino Wealth Electronic Ltd. Class A	2,090	22
	Shanghai Bailian Group Co. Ltd. Class A	10,100	22
	CITIC Press Corp. Class A	4,700	22
	Shenzhen Changhong Technology Co. Ltd. Class A	5,000	22
	China Railway Signal & Communication Corp. Ltd. Class A	27,659	22

25

ESG International Stock ETF
		Shares	Market Value• ($000)
*	China Eastern Airlines Corp. Ltd. Class H	56,000	21
	West China Cement Ltd.	132,000	21
*	Suning.com Co. Ltd. Class A	25,800	21
	Wisdom Education International Holdings Co. Ltd.	106,000	21
	Sichuan Shuangma Cement Co. Ltd. Class A	6,000	21
	Changzhou Xingyu Automotive Lighting Systems Co. Ltd. Class A	700	21
	Yusys Technologies Co. Ltd. Class A	7,680	21
	Zhejiang Jiecang Linear Motion Technology Co. Ltd. Class A	2,700	21
	Anhui Genuine New Materials Co. Ltd. Class A	6,200	21
	Anhui Honglu Steel Construction Group Co. Ltd. Class A	2,600	21
	Angang Steel Co. Ltd. Class H	26,000	20
*	China Southern Airlines Co. Ltd. Class H	34,000	20
	Apeloa Pharmaceutical Co. Ltd. Class A	4,000	20
	JSTI Group Class A	18,000	20
	Shanghai Jahwa United Co. Ltd. Class A	2,700	20
	Anhui Xinhua Media Co. Ltd. Class A	28,500	20
[1]	China Railway Signal & Communication Corp. Ltd. Class H	55,000	20
	Laobaixing Pharmacy Chain JSC Class A	2,560	20
	Huagong Tech Co. Ltd. Class A	4,800	20
	Fujian Aonong Biological Technology Group Inc. Ltd. Class A	16,200	20
	Jiangsu Lihua Animal Husbandry Stock Co. Ltd. Class A	5,100	20
	Sichuan Jiuyuan Yinhai Software Co. Ltd. Class A	6,400	20
	Luoxin Pharmaceuticals Group Stock Co. Ltd. Class A	13,600	20
	CETC Digital Technology Co. Ltd. Class A	4,800	20
		Shares	Market Value• ($000)
	Longhua Technology Group Luoyang Co. Ltd. Class A	10,000	20
*	TCL Electronics Holdings Ltd.	35,000	19
[1]	Guotai Junan Securities Co. Ltd. Class H	13,800	19
	Chengdu Xingrong Environment Co. Ltd. Class A	22,200	19
	Greenland Hong Kong Holdings Ltd.	70,000	19
	Red Avenue New Materials Group Co. Ltd. Class A	2,100	19
	BBMG Corp. Class A	45,100	19
*	Chongqing Iron & Steel Co. Ltd. Class A	44,000	19
[1]	Shanghai Haohai Biological Technology Co. Ltd. Class H	2,200	19
*	Sichuan Haite High-tech Co. Ltd. Class A	7,900	19
	Shinva Medical Instrument Co. Ltd. Class A	4,200	19
*	So-Young International Inc. ADR	3,209	19
	Yantai Zhenghai Magnetic Material Co. Ltd. Class A	8,500	19
	Canny Elevator Co. Ltd. Class A	14,400	19
	Hangzhou Dptech Technologies Co. Ltd. Class A	2,900	19
	PCI Technology Group Co. Ltd. Class A	14,900	18
	Hunan Aihua Group Co. Ltd. Class A	3,800	18
[1]	Redco Properties Group Ltd.	52,000	18
	Titan Wind Energy Suzhou Co. Ltd. Class A	9,100	18
	Goldenmax International Technology Ltd. Class A	7,000	18
	Xinjiang Communications Construction Group Co. Ltd. Class A	10,400	18
	Jiangsu Provincial Agricultural Reclamation & Development Corp.	11,400	18
	Guangdong Shaoneng Group Co. Ltd. Class A	25,000	18

26

ESG International Stock ETF
		Shares	Market Value• ($000)
	Zhejiang Cfmoto Power Co. Ltd. Class A	900	18
	Central China Management Co. Ltd.	83,000	18
	Jiangsu Expressway Co. Ltd. Class H	16,000	17
	Sinotrans Ltd. Class H	41,000	17
	Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	18,800	17
	Beijing Shiji Information Technology Co. Ltd. Class A	6,300	17
	Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd. Class A	2,100	17
	China National Medicines Corp. Ltd. Class A	3,700	17
	Hangxiao Steel Structure Co. Ltd. Class A	28,100	17
	Sino-Platinum Metals Co. Ltd. Class A	3,510	17
	Shenzhen Woer Heat-Shrinkable Material Co. Ltd. Class A	12,800	17
	Anhui Korrun Co. Ltd. Class A	5,900	17
	Anhui Truchum Advanced Materials & Technology Co. Ltd. Class A	7,900	17
	Haohua Chemical Science & Technology Co. Ltd.	3,000	17
*	C&D Property Management Group Ltd.	31,000	17
	Shanghai Kelai Mechatronics Engineering Co. Ltd. Class A	3,700	17
	Sino-Ocean Group Holding Ltd.	78,000	16
*	Beijing Capital Land Ltd. Class H	46,000	16
	Shanghai Pharmaceuticals Holding Co. Ltd. Class H	8,300	16
	Guosen Securities Co. Ltd. Class A	8,300	16
	Guangzhou Shiyuan Electronic Technology Co. Ltd. Class A	1,200	16
		Shares	Market Value• ($000)
	Sinolink Securities Co. Ltd. Class A	9,500	16
	Hongfa Technology Co. Ltd. Class A	1,700	16
*	Shenzhen SDG Information Co. Ltd. Class A	13,600	16
	Suzhou Anjie Technology Co. Ltd. Class A	8,300	16
	Jiangsu Shuangxing Color Plastic New Materials Co. Ltd. Class A	3,700	16
	Biem.L.Fdlkk Garment Co. Ltd. Class A	4,100	16
	Tibet Tianlu Co. Ltd. Class A	15,900	16
	Western Region Gold Co. Ltd. Class A	8,900	16
	By-health Co. Ltd. Class A	4,200	16
	State Grid Information & Communication Co. Ltd.	8,100	16
	Shenzhen Senior Technology Material Co. Ltd. Class A	2,400	16
*	Autohome Inc. Class A	1,508	16
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class H	6,000	15
	Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class B	16,700	15
	Xinhua Winshare Publishing & Media Co. Ltd. Class H	22,000	15
*	Fantasia Holdings Group Co. Ltd.	163,500	15
	Ningbo Huaxiang Electronic Co. Ltd. Class A	4,200	15
	Shenzhen Agricultural Products Group Co. Ltd. Class A	16,100	15
*	GCL System Integration Technology Co. Ltd. Class A	17,900	15
	Zhenro Properties Group Ltd.	26,000	15
	Shanghai Dazhong Public Utilities Group Co. Ltd. Class A	25,900	15
*	Zhejiang Jingu Co. Ltd. Class A	15,900	15
	Shenzhen Suntak Circuit Technology Co. Ltd. Class A	7,900	15

27

ESG International Stock ETF
		Shares	Market Value• ($000)
	Weihai Guangwei Composites Co. Ltd. Class A	1,300	15
	Lakala Payment Co. Ltd. Class A	3,700	15
	Riyue Heavy Industry Co. Ltd. Class A	3,000	15
	Ningbo Orient Wires & Cables Co. Ltd. Class A	3,800	15
	Tianshan Aluminum Group Co. Ltd. Class A	8,300	15
	Sieyuan Electric Co. Ltd. Class A	2,800	14
*	CITIC Guoan Information Industry Co. Ltd. Class A	28,700	14
	DHC Software Co. Ltd. Class A	12,000	14
	China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	9,000	14
	Shenzhen Ysstech Info-tech Co. Ltd. Class A	7,600	14
*	Meinian Onehealth Healthcare Holdings Co. Ltd. Class A	13,100	14
	E-House China Enterprise Holdings Ltd.	48,000	14
*	Zheshang Securities Co. Ltd. Class A	7,400	14
	Qingdao Port International Co. Ltd. Class A	15,500	14
	Yonghui Superstores Co. Ltd. Class A	24,400	14
	YTO Express Group Co. Ltd. Class A	9,300	14
	Shandong New Beiyang Information Technology Co. Ltd. Class A	10,800	14
	Hengdian Group DMEGC Magnetics Co. Ltd. Class A	5,700	14
	MLS Co. Ltd. Class A	5,400	14
	Beijing GeoEnviron Engineering & Technology Inc. Class A	5,500	14
	Beijing Tongtech Co. Ltd. Class A	2,720	14
	Zhejiang Tianyu Pharmaceutical Co. Ltd. Class A	2,160	14
	Xiamen Xiangyu Co. Ltd. Class A	11,000	14
		Shares	Market Value• ($000)
	Nanjing Yunhai Special Metals Co. Ltd. Class A	5,300	14
	Yonggao Co. Ltd. Class A	18,600	14
	China Express Airlines Co. Ltd. Class A	9,600	14
	Daan Gene Co. Ltd. Class A	4,500	13
*	Oceanwide Holdings Co. Ltd. Class A	40,600	13
	Shandong Yisheng Livestock & Poultry Breeding Co. Ltd. Class A	8,700	13
*	Chengzhi Co. Ltd. Class A	4,900	13
	Gemdale Corp. Class A	8,100	13
	Chongqing Water Group Co. Ltd. Class A	14,300	13
	Jiangsu Yangnong Chemical Co. Ltd. Class A	700	13
	Beibuwan Port Co. Ltd. Class A	11,000	13
*	Guangdong Dongfang Precision Science & Technology Co. Ltd. Class A	13,700	13
*	Sonoscape Medical Corp. Class A	2,700	13
	Ming Yang Smart Energy Group Ltd. Class A	3,800	13
	Mayinglong Pharmaceutical Group Co. Ltd. Class A	3,000	13
*,1	Koolearn Technology Holding Ltd.	24,000	13
	YanTai Shuangta Food Co. Ltd. Class A	8,100	13
	Keshun Waterproof Technologies Co. Ltd. Class A	4,860	13
	Hwa Create Co. Ltd. Class A	8,100	13
	Jiaozuo Wanfang Aluminum Manufacturing Co. Ltd. Class A	8,200	13
	Zhende Medical Co. Ltd. Class A	2,700	13
[1]	Cathay Media & Education Group Inc.	33,000	13
*	Brilliance China Automotive Holdings Ltd. ADR	3,254	13
*	BEST Inc. ADR	9,006	12
*	Tongda Group Holdings Ltd.	360,000	12

28

ESG International Stock ETF
		Shares	Market Value• ($000)
	China South City Holdings Ltd.	134,000	12
	Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. Class A	4,400	12
	Qingdao Eastsoft Communication Technology Co. Ltd. Class A	4,000	12
	FAWER Automotive Parts Co. Ltd. Class A	12,500	12
	IKD Co. Ltd. Class A	5,700	12
	Guangdong Xinbao Electrical Appliances Holdings Co. Ltd. Class A	3,900	12
	Jointown Pharmaceutical Group Co. Ltd. Class A	5,000	12
*	Zhuhai Orbita Aerospace Science & Technology Co. Ltd. Class A	7,400	12
*	Jilin Electric Power Co. Ltd. Class A	12,600	12
	Han's Laser Technology Industry Group Co. Ltd. Class A	1,800	12
	B-Soft Co. Ltd. Class A	10,660	12
	TongFu Microelectronics Co. Ltd. Class A	3,800	12
	Zhejiang Garden Bio-Chemical High-tech Co. Ltd. Class A	5,500	12
	Grinm Advanced Materials Co. Ltd. Class A	4,600	12
	Chongqing Rural Commercial Bank Co. Ltd. Class A	20,400	12
	Quectel Wireless Solutions Co. Ltd. Class A	478	12
	Gansu Shangfeng Cement Co. Ltd. Class A	4,100	12
	Beijing Ctrowell Technology Corp. Ltd. Class A	6,600	12
*	Baozun Inc. Class A	1,493	12
	Shenzhen Comix Group Co. Ltd. Class A	10,300	12
	Xianhe Co. Ltd. Class A	2,100	12
	Eastern Communications Co. Ltd. Class B	24,000	11
		Shares	Market Value• ($000)
	Rongsheng Petrochemical Co. Ltd. Class A	3,900	11
	Anhui Jinhe Industrial Co. Ltd. Class A	2,000	11
	Heilongjiang Agriculture Co. Ltd. Class A	4,800	11
	Liuzhou Iron & Steel Co. Ltd. Class A	9,700	11
	Hexing Electrical Co. Ltd. Class A	5,300	11
	Beijing VRV Software Corp. Ltd. Class A	10,400	11
	Yunnan Copper Co. Ltd. Class A	4,300	11
	Xiamen Kingdomway Group Co. Class A	2,400	11
*	China CAMC Engineering Co. Ltd. Class A	10,100	11
*	YaGuang Technology Group Co. Ltd.	6,400	11
	Zhongfu Information Inc. Class A	1,700	11
	Lushang Health Industry Development Co. Ltd. Class A	5,800	11
	Yankershop Food Co. Ltd. Class A	1,300	11
*	Shanghai Junshi Biosciences Co. Ltd. Class A	1,228	11
	Guangdong Aofei Data Technology Co. Ltd. Class A	3,800	11
	Poly Property Group Co. Ltd.	37,000	10
	Unisplendour Corp. Ltd. Class A	2,660	10
	Inspur Electronic Information Industry Co. Ltd. Class A	2,100	10
	Suzhou Gold Mantis Construction Decoration Co. Ltd. Class A	9,000	10
	Rainbow Digital Commercial Co. Ltd. Class A	11,200	10
*	Huafon Microfibre Shanghai Technology Co. Ltd. Class A	12,400	10
	Hainan Poly Pharm Co. Ltd. Class A	1,600	10
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A	2,100	10

29

ESG International Stock ETF
		Shares	Market Value• ($000)
	Joincare Pharmaceutical Group Industry Co. Ltd. Class A	5,900	10
	Wuxi Taiji Industry Co. Ltd. Class A	7,600	10
	Accelink Technologies Co. Ltd. Class A	2,600	10
	Shenzhen Everwin Precision Technology Co. Ltd. Class A	3,700	10
	Xinjiang Tianshan Cement Co. Ltd. Class A	4,500	10
	Xinhua Winshare Publishing & Media Co. Ltd. Class A	7,700	10
	Konfoong Materials International Co. Ltd. Class A	1,300	10
	Blue Sail Medical Co. Ltd. Class A	3,100	10
	Guangxi Wuzhou Zhongheng Group Co. Ltd. Class A	21,800	10
	Xinhuanet Co. Ltd. Class A	3,600	10
	Shanghai Sinyang Semiconductor Materials Co. Ltd. Class A	1,400	10
	Amoy Diagnostics Co. Ltd. Class A	900	10
	Shenzhen FRD Science & Technology Co. Ltd.	3,300	10
	COFCO Biotechnology Co. Ltd. Class A	7,000	10
	Sinofibers Technology Co. Ltd. Class A	1,400	10
	Hangzhou Electronic Soul Network Technology Co. Ltd. Class A	3,100	10
*	Fullshare Holdings Ltd.	685,000	9
	Shanghai Shibei Hi-Tech Co. Ltd. Class B	29,400	9
	Shandong Sun Paper Industry JSC Ltd. Class A	4,800	9
	Hand Enterprise Solutions Co. Ltd. Class A	8,300	9
	Beijing Global Safety Technology Co. Ltd. Class A	2,600	9
	Central China Securities Co. Ltd. Class H	48,000	9
	Zhongjin Gold Corp. Ltd. Class A	6,300	9
		Shares	Market Value• ($000)
	Fiberhome Telecommunication Technologies Co. Ltd. Class A	3,100	9
	Yifan Pharmaceutical Co. Ltd. Class A	3,800	9
	GRG Banking Equipment Co. Ltd. Class A	5,300	9
	Zhongyuan Environment-Protection Co. Ltd. Class A	9,400	9
	Shanghai Pret Composites Co. Ltd. Class A	4,800	9
	Hebei Construction Group Corp. Ltd. Class H	30,000	9
	Yifeng Pharmacy Chain Co. Ltd. Class A	1,100	9
	Guolian Securities Co. Ltd. Class A	4,400	9
	Beijing Wanji Technology Co. Ltd. Class A	2,100	9
	Zhejiang Jiuzhou Pharmaceutical Co. Ltd. Class A	1,500	9
	Tibet Rhodiola Pharmaceutical Holding Co. Class A	1,200	9
	Beijing North Star Co. Ltd. Class H	44,000	8
	Bluefocus Intelligent Communications Group Co. Ltd. Class A	8,800	8
*	Tus Environmental Science & Technology Development Co. Ltd. Class A	10,800	8
	Beijing Originwater Technology Co. Ltd. Class A	7,200	8
	Zhejiang Meida Industrial Co. Ltd. Class A	3,300	8
	New China Life Insurance Co. Ltd. Class A	1,300	8
*	Ronshine China Holdings Ltd.	14,000	8
*	Luoniushan Co. Ltd. Class A	7,800	8
	Shenzhen Kaifa Technology Co. Ltd. Class A	3,300	8
	Hainan Ruize New Building Material Co. Ltd. Class A	14,000	8

30

ESG International Stock ETF
		Shares	Market Value• ($000)
	Jiangsu Nhwa Pharmaceutical Co. Ltd. Class A	3,800	8
	Jiangxi Wannianqing Cement Co. Ltd. Class A	4,200	8
	Huabao Flavours & Fragrances Co. Ltd. Class A	1,200	8
*	Tianfeng Securities Co. Ltd. Class A	12,400	8
	Universal Scientific Industrial Shanghai Co. Ltd. Class A	3,800	8
	Shanghai Runda Medical Technology Co. Ltd. Class A	4,900	8
	Infore Environment Technology Group Co. Ltd. Class A	8,200	8
	China Publishing & Media Co. Ltd. Class A	9,700	8
	Humanwell Healthcare Group Co. Ltd. Class A	2,400	8
	Lianhe Chemical Technology Co. Ltd. Class A	2,200	8
	Milkyway Chemical Supply Chain Service Co. Ltd. Class A	500	8
	Client Service International Inc. Class A	2,850	8
*	Guangzhou GRG Metrology & Test Co. Ltd. Class A	1,500	8
	Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. Class H	14,000	7
*	STO Express Co. Ltd. Class A	6,300	7
	BGI Genomics Co. Ltd. Class A	500	7
	Wuhu Token Science Co. Ltd. Class A	6,400	7
	Maccura Biotechnology Co. Ltd. Class A	1,500	7
	Gansu Qilianshan Cement Group Co. Ltd. Class A	4,300	7
	Central China Real Estate Ltd.	29,000	7
	Double Medical Technology Inc. Class A	900	7
	Xiamen Jihong Technology Co. Ltd. Class A	2,600	7
		Shares	Market Value• ($000)
	WUS Printed Circuit Kunshan Co. Ltd. Class A	3,740	6
	OFILM Group Co. Ltd. Class A	4,800	6
	Yunda Holding Co. Ltd. Class A	2,400	6
[1]	YiChang HEC ChangJiang Pharmaceutical Co. Ltd. Class H	8,800	6
	China Merchants Property Operation & Service Co. Ltd. Class A	3,000	6
	Guangdong South New Media Co. Ltd. Class A	800	6
*	Bilibili Inc.	75	6
	Beijing Thunisoft Corp. Ltd. Class A	2,600	5
*	Berry Genomics Co. Ltd. Class A	1,500	5
*	Myhome Real Estate Development Group Co. Ltd. Class A	19,100	5
*	Beijing Watertek Information Technology Co. Ltd. Class A	9,800	5
*	GDS Holdings Ltd. Class A	709	5
*	New Oriental Education & Technology Group Inc.	2,450	5
*	Sichuan Languang Development Co. Ltd. Class A	14,000	4
*	Tongda Group Holdings Ltd. Rights Exp. 9/6/21	180,000	—
			262,322
Colombia (0.0%)
	Bancolombia SA Preference Shares	52,182	435
	Interconexion Electrica SA ESP	34,458	208
	Banco Davivienda SA Preference Shares	19,293	167
	Bancolombia SA	17,526	144
	Grupo Aval Acciones y Valores SA Preference Shares	361,564	107
	Grupo de Inversiones Suramericana SA	15,036	77
*	Corp. Financiera Colombiana SA	9,268	70
	Grupo de Inversiones Suramericana SA Preference Shares	7,835	37
			1,245

31

ESG International Stock ETF
		Shares	Market Value• ($000)
Czech Republic (0.0%)
*	Komercni banka A/S	22,702	873
Denmark (1.7%)
	Novo Nordisk A/S Class B	172,522	17,271
	DSV PANALPINA A/S	22,845	5,819
	Vestas Wind Systems A/S	110,542	4,460
*	Genmab A/S	6,993	3,313
	Coloplast A/S Class B	15,377	2,664
	Novozymes A/S Class B	26,467	2,140
	Pandora A/S	12,178	1,460
	GN Store Nord A/S	18,949	1,426
	Chr Hansen Holding A/S	12,850	1,185
*	ISS A/S	29,653	682
	Ambu A/S Class B	19,943	631
	Tryg A/S	23,000	570
*	Demant A/S	7,946	451
	SimCorp A/S	2,552	348
*	Bavarian Nordic A/S	7,016	344
[1]	Netcompany Group A/S	1,891	244
	Chemometec A/S	1,089	173
	Ringkjoebing Landbobank A/S	1,431	170
*	ALK-Abello A/S Class B	333	163
	ROCKWOOL International A/S Class B	228	121
	Topdanmark A/S	2,274	120
*	Jyske Bank A/S (Registered)	2,593	113
*	NKT A/S	2,460	111
	Sydbank A/S	3,162	93
	D/S Norden A/S	3,163	82
*	Zealand Pharma A/S	2,365	73
*	Nilfisk Holding A/S	1,682	62
	H Lundbeck A/S	1,927	57
	Schouw & Co. A/S	372	40
	Spar Nord Bank A/S	3,305	38
	Alm Brand A/S	2,398	19
			44,443
Egypt (0.0%)
*	Commercial International Bank Egypt SAE	182,252	543
	Six of October Development & Investment	72,335	82
	Palm Hills Developments SAE	647,185	81
*	Egyptian Financial Group-Hermes Holding Co.	94,908	75
	Heliopolis Housing	188,424	69
	Medinet Nasr Housing	314,259	61
		Shares	Market Value• ($000)
*	Pioneers Holding for Financial Investments SAE	116,388	42
	Oriental Weavers	46,027	25
	Telecom Egypt Co.	14,362	14
			992
Finland (0.9%)
	Nordea Bank Abp	379,744	4,455
*	Nokia OYJ	611,013	3,670
	Kone OYJ Class B	43,080	3,575
	Sampo OYJ Class A	54,511	2,817
	Kesko OYJ Class B	39,766	1,645
	Stora Enso OYJ	80,090	1,571
	Elisa OYJ	24,366	1,562
	Wartsila OYJ Abp	68,548	972
	Nokian Renkaat OYJ	23,838	908
*	QT Group OYJ	2,183	402
	Kojamo OYJ	12,480	304
	Valmet OYJ	7,367	296
	Huhtamaki OYJ	5,233	280
	Orion OYJ Class B	6,579	268
	Cargotec OYJ Class B	3,317	184
	TietoEVRY OYJ	4,791	171
	Uponor OYJ	4,708	152
	Revenio Group OYJ	1,565	120
	Metsa Board OYJ	7,101	74
	Sanoma OYJ	3,043	56
	Kemira OYJ	2,307	39
	F-Secure OYJ	6,729	38
*	Finnair OYJ	33,177	26
	YIT OYJ	3,951	24
	Raisio OYJ	4,240	19
*,2	Ahlstrom-Munksjo OYJ	884	19
	Oriola OYJ Class B	4,424	10
			23,657
France (4.5%)
	Sanofi	114,488	11,865
	BNP Paribas SA	114,086	7,227
	Kering SA	7,708	6,140
	EssilorLuxottica SA	30,978	6,087
	L'Oreal SA	11,694	5,486
	AXA SA	192,881	5,419
	Danone SA	62,641	4,574
	Hermes International	3,105	4,570
*	L'Oreal SA (Registered)	8,400	3,941
	Legrand SA	32,621	3,743
	STMicroelectronics NV	74,586	3,323
	Cie Generale des Etablissements Michelin SCA	20,489	3,317
	Vivendi SE	82,739	3,152
	Teleperformance	7,126	3,152
	Societe Generale SA	78,138	2,459
	Orange SA	200,730	2,282
*,1	Worldline SA	25,018	2,228

32

ESG International Stock ETF
		Shares	Market Value• ($000)
	Veolia Environnement SA	63,434	2,177
*	L'Oreal SA (Registered) - French Loyalty 2022 Line	4,639	2,176
	Edenred	33,524	1,901
	Eurofins Scientific SE	12,230	1,735
	Publicis Groupe SA	24,991	1,641
	Arkema SA	10,289	1,367
	Carrefour SA	68,144	1,357
	Sartorius Stedim Biotech	2,206	1,338
[1]	Euronext NV	11,056	1,283
	Getlink SE	79,421	1,279
	Gecina SA	7,872	1,224
[3]	Alstom SA	26,307	1,131
	Suez SA	48,461	1,125
	Wendel SE	7,032	1,020
*	Rexel SA	46,717	978
	Orpea SA	7,243	913
	Valeo	30,533	872
*	Renault SA	20,153	750
	Covivio	6,882	656
*	Sodexo SA	7,722	640
[3]	SCOR SE	20,431	627
*	Ubisoft Entertainment SA	9,541	606
*	Klepierre SA	22,831	560
	Eurazeo SE	5,286	544
	Ipsen SA	5,100	510
	SES SA Class A FDR	54,564	455
*	Aeroports de Paris	3,867	455
*	SOITEC	1,831	439
*	Eurazeo SE - French Loyalty 2023 Line	3,775	388
	BioMerieux	3,071	376
	Faurecia SE	7,374	356
	Iliad SA	1,632	351
	SEB SA	2,177	343
[1]	Amundi SA	3,111	294
*	Sodexo SA	3,434	285
*	Lagardere SA	10,069	279
*	Elis SA	13,390	237
*	SEB SA - French Loyalty 2023 Line	1,328	209
[1]	Verallia SA	5,098	186
	Sopra Steria Group SACA	873	178
	Rubis SCA	4,441	172
	ICADE	1,982	170
*	SEB SA (Registered)	926	146
*	Sodexo SA French Loyalty Line	1,731	143
	Korian SA	3,615	140
	CNP Assurances	7,952	136
	Faurecia SE	2,833	136
		Shares	Market Value• ($000)
*	JCDecaux SA	4,045	113
	Virbac SA	243	103
	Eutelsat Communications SA	8,559	99
	Trigano SA	470	98
	Nexity SA	1,771	91
	IPSOS	1,643	80
*,3	Solutions 30 SE	7,251	80
	Cie Plastic Omnium SA	2,567	77
	Fnac Darty SA	989	67
[1]	Maisons du Monde SA	2,904	67
	Quadient SA	2,243	64
*	Casino Guichard Perrachon SA	2,164	63
*	Air France-KLM	13,438	63
	Coface SA	4,923	61
	Metropole Television SA	2,704	58
*,1	Neoen SA	1,359	58
	Imerys SA	1,232	57
	Rothschild & Co.	1,266	50
	Societe BIC SA	755	50
*	Akka Technologies	864	48
[1]	ALD SA	3,352	47
	Mercialys SA	3,403	40
*	Albioma SA - French Loyalty 2023 Line	828	37
	Interparfums SA	506	36
	Television Francaise 1	3,516	35
*	Eramet SA	398	32
	Carmila SA	2,200	31
*,1	X-Fab Silicon Foundries SE	2,926	31
*,1	Elior Group SA	3,703	26
*	Voltalia SA (Registered)	863	24
	Vicat SA	393	20
	Pharmagest Interactive	145	17
	Robertet SA	14	17
	Albioma SA	356	16
*	Lisi SA	498	16
	Jacquet Metals SACA	618	15
	LISI	376	12
	Vilmorin & Cie SA	169	11
*	Tarkett SA	445	11
*	Rallye SA	1,426	10
*	Albioma SA - French Loyalty 2022 Line	187	8
*	Beneteau SA	430	7
*,1	SMCP SA	262	2
			115,197
Germany (5.3%)
	SAP SE	119,128	17,894
	Deutsche Post AG (Registered)	109,444	7,695
	Daimler AG (Registered)	89,206	7,525
	adidas AG	20,698	7,343

33

ESG International Stock ETF
		Shares	Market Value• ($000)
	Infineon Technologies AG	139,087	5,922
	Bayer AG (Registered)	105,101	5,847
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	14,792	4,317
	Vonovia SE	60,986	4,117
	Merck KGaA	16,007	3,803
	Deutsche Boerse AG	19,302	3,329
*,1	Zalando SE	26,640	2,954
	Bayerische Motoren Werke AG Preference Shares	33,896	2,838
*	Deutsche Bank AG (Registered)	221,911	2,744
*,1	Delivery Hero SE	18,543	2,691
	Symrise AG Class A	17,277	2,459
	Fresenius SE & Co. KGaA	46,550	2,420
	Brenntag SE	23,009	2,322
	Henkel AG & Co. KGaA	25,147	2,263
	Deutsche Wohnen SE	35,622	2,211
	Sartorius AG Preference Shares	3,207	2,113
	Fresenius Medical Care AG & Co. KGaA	24,799	1,907
	HeidelbergCement AG	21,840	1,894
*	HelloFresh SE	16,799	1,814
	Puma SE	14,600	1,773
	LEG Immobilien SE	10,866	1,733
	Beiersdorf AG	13,948	1,693
*	Continental AG	12,366	1,662
[1]	Covestro AG	23,856	1,546
[1]	Siemens Healthineers AG	20,843	1,450
*	QIAGEN NV	25,074	1,387
	Hannover Rueck SE	7,252	1,335
	KION Group AG	12,476	1,335
[1]	Scout24 AG	15,722	1,322
	GEA Group AG	28,495	1,315
	LANXESS AG	16,684	1,216
*	Siemens Energy AG	36,847	1,069
	Aroundtown SA	118,647	909
	FUCHS PETROLUB SE	22,584	890
*	Commerzbank AG	134,662	843
*	Evotec SE	15,701	781
	Bayerische Motoren Werke AG	7,211	684
	ProSiebenSat.1 Media SE	35,574	679
*,2	Dialog Semiconductor plc	7,653	609
*,1	TeamViewer AG	18,091	603
	Knorr-Bremse AG	4,907	589
	HUGO BOSS AG	9,478	529
		Shares	Market Value• ($000)
	Carl Zeiss Meditec AG	2,087	461
*	K+S AG (Registered)	29,635	422
	AIXTRON SE	13,455	388
[1]	Befesa SA	4,570	371
	Bechtle AG	4,896	354
*	MorphoSys AG	6,000	348
	United Internet AG (Registered)	7,395	320
	Nemetschek SE	3,240	318
	Encavis AG	15,875	289
*	zooplus AG	581	273
	Henkel AG & Co. KGaA Preference Shares	2,750	269
*	Hypoport SE	373	258
	Siltronic AG	1,459	241
	Evonik Industries AG	6,980	236
	Freenet AG	8,252	204
	TAG Immobilien AG	5,599	190
*,3	Deutsche Lufthansa AG (Registered)	18,626	187
	Rational AG	161	184
	Varta AG	1,140	182
	Jungheinrich AG Preference Shares	3,147	170
	Aurubis AG	1,950	166
	alstria office REIT-AG	8,080	165
*	Fraport AG Frankfurt Airport Services Worldwide	2,244	145
	Gerresheimer AG	1,351	143
	CANCOM SE	1,946	128
	Software AG	2,419	123
*	Hella GmbH & Co. KGaA	1,717	123
	CompuGroup Medical SE & Co. KGaA	1,313	123
	Duerr AG	2,463	121
[1]	ADLER Group SA	4,441	118
*	Global Fashion Group SA	9,252	118
	Stabilus SA	1,460	115
	Dermapharm Holding SE	1,167	108
	Wacker Chemie AG	587	104
*	Nordex SE	5,479	103
	VERBIO Vereinigte BioEnergie AG	1,695	103
	METRO AG	7,487	100
	1&1 AG	3,146	99
	Aareal Bank AG	3,603	95
	Grand City Properties SA	3,444	94
	RTL Group SA	1,505	93
	Stroeer SE & Co. KGaA	1,124	93
*,1	Shop Apotheke Europe NV	513	91
	GRENKE AG	1,750	78

34

ESG International Stock ETF
		Shares	Market Value• ($000)
	Norma Group SE	1,475	74
	Suedzucker AG	4,134	71
	Telefonica Deutschland Holding AG	24,368	68
*	Salzgitter AG	1,779	67
	S&T AG	2,657	61
[1]	DWS Group GmbH & Co. KGaA	1,444	61
	Deutsche EuroShop AG	2,584	60
	Siltronic AG	366	60
[1]	Deutsche Pfandbriefbank AG	5,268	60
	STRATEC SE	359	59
*	CECONOMY AG	12,329	58
	Fielmann AG	747	57
	Krones AG	560	57
*	Kloeckner & Co. SE	4,052	55
	Pfeiffer Vacuum Technology AG	249	52
*	Deutz AG	5,356	49
	Talanx AG	1,046	48
	Traton SE	1,482	44
*	PATRIZIA AG	1,664	41
	Hornbach Holding AG & Co. KGaA	361	39
	IP Group plc	21,027	37
	Deutsche Beteiligungs AG	832	36
	Secunet Security Networks AG	59	33
	Atoss Software AG	153	33
	BayWa AG	684	30
	Washtec AG	418	29
	CropEnergies AG	2,396	29
	New Work SE	100	29
	DIC Asset AG	1,490	27
	SMA Solar Technology AG	545	26
	Takkt AG	1,500	25
*	ElringKlinger AG	1,438	23
	Draegerwerk AG & Co. KGaA Preference Shares	235	20
	Schaeffler AG Preference Shares	2,248	19
	Wacker Neuson SE	574	17
	KWS Saat SE & Co. KGaA	157	13
*	Koenig & Bauer AG	378	13
	Hornbach Baumarkt AG	308	12
*	Corestate Capital Holding SA	693	11
		Shares	Market Value• ($000)
	FUCHS PETROLUB SE Preference Shares	203	10
	Draegerwerk AG & Co. KGaA	110	9
			134,410
Greece (0.1%)
*	Eurobank Ergasias Services & Holdings SA	579,911	553
*	Alpha Services & Holdings SA	228,429	317
	Hellenic Telecommunications Organization SA	15,948	314
*	Fourlis Holdings SA	30,061	159
*	National Bank of Greece SA	40,886	123
	JUMBO SA	7,191	113
	Hellenic Exchanges - Athens Stock Exchange SA	17,518	81
*	Piraeus Financial Holdings SA	46,635	79
*	Holding Co. ADMIE IPTO SA	12,993	41
	Terna Energy SA	2,372	34
	Sarantis SA	2,845	30
	Viohalco SA	4,507	25
	Athens Water Supply & Sewage Co. SA	1,803	18
*	GEK Terna Holding Real Estate Construction SA	1,145	13
*	Ellaktor SA (XATH)	5,001	9
*	LAMDA Development SA	930	9
*	Aegean Airlines SA	945	6
*	Ellaktor SA	3,113	6
			1,930
Hong Kong (2.1%)
	AIA Group Ltd.	1,281,200	15,298
	Hong Kong Exchanges & Clearing Ltd.	139,900	8,838
	Techtronic Industries Co. Ltd.	151,000	3,342
	Sun Hung Kai Properties Ltd.	171,500	2,419
	Link REIT	219,300	2,016
	Hang Seng Bank Ltd.	91,400	1,634
	BOC Hong Kong Holdings Ltd.	504,000	1,525
	New World Development Co. Ltd.	238,750	1,123
[1]	WH Group Ltd.	1,199,500	1,040
	Lenovo Group Ltd.	930,000	1,026
	Sino Land Co. Ltd.	688,000	1,013
	Power Assets Holdings Ltd.	151,000	948

35

ESG International Stock ETF
		Shares	Market Value• ($000)
	Wharf Holdings Ltd.	279,000	942
	Hang Lung Properties Ltd.	340,000	817
	SITC International Holdings Co. Ltd.	177,000	771
	Hysan Development Co. Ltd.	192,000	685
	Wharf Real Estate Investment Co. Ltd.	131,000	649
	AAC Technologies Holdings Inc.	115,000	638
	PCCW Ltd.	1,118,590	583
	ASM Pacific Technology Ltd.	41,500	493
	Swire Properties Ltd.	175,400	474
	MTR Corp. Ltd.	69,000	388
	Bank of East Asia Ltd.	227,200	381
	NWS Holdings Ltd.	365,000	354
	Man Wah Holdings Ltd.	164,800	308
*,1	Samsonite International SA	135,600	284
	Microport Scientific Corp.	44,600	277
	Chow Tai Fook Jewellery Group Ltd.	135,200	274
	Hongkong Land Holdings Ltd.	60,900	256
*	Hong Kong Technology Venture Co. Ltd.	190,000	255
	Canvest Environmental Protection Group Co. Ltd.	407,000	226
	Tingyi Cayman Islands Holding Corp.	124,000	221
	PRADA SpA	34,500	203
	Minth Group Ltd.	48,000	199
	Pacific Basin Shipping Ltd.	363,000	198
	IGG Inc.	207,000	198
*	MMG Ltd.	360,000	173
	Swire Pacific Ltd. Class B	155,000	168
	Henderson Land Development Co. Ltd.	30,400	138
*,1	Razer Inc.	514,000	131
	Vitasoy International Holdings Ltd.	50,000	129
	CK Infrastructure Holdings Ltd.	21,000	127
	Kerry Logistics Network Ltd.	39,500	126
*	Vobile Group Ltd.	112,000	112
[1]	JS Global Lifestyle Co. Ltd.	42,000	106
*	HengTen Networks Group Ltd.	216,000	106
	L'Occitane International SA	25,750	88
		Shares	Market Value• ($000)
	VTech Holdings Ltd.	8,200	80
*	Yue Yuen Industrial Holdings Ltd.	38,000	77
	Lee & Man Paper Manufacturing Ltd.	85,000	75
	Sun Art Retail Group Ltd.	124,000	75
	Nexteer Automotive Group Ltd.	63,000	71
	Swire Pacific Ltd. Class A	9,500	64
	Uni-President China Holdings Ltd.	66,000	62
[1]	BOC Aviation Ltd.	8,000	60
*,1	Xiabuxiabu Catering Management China Holdings Co. Ltd.	57,500	51
	Luk Fook Holdings International Ltd.	18,000	50
	Dairy Farm International Holdings Ltd.	13,900	49
	First Pacific Co. Ltd.	126,000	47
	Hang Lung Group Ltd.	19,000	47
*	Truly International Holdings Ltd.	124,000	47
	Prosperity REIT	113,000	45
	Vinda International Holdings Ltd.	14,000	41
	Fortune REIT	36,000	39
	HKBN Ltd.	34,000	39
*	Pou Sheng International Holdings Ltd.	186,000	38
	Johnson Electric Holdings Ltd.	16,000	37
	Kerry Properties Ltd.	10,500	36
	SUNeVision Holdings Ltd.	33,000	35
	Texhong Textile Group Ltd.	23,000	35
	Value Partners Group Ltd.	62,000	34
*	Glory Sun Financial Group Ltd.	1,128,000	34
*	Towngas China Co. Ltd.	45,000	33
*	China Travel International Investment Hong Kong Ltd.	228,000	32
[1]	AsiaInfo Technologies Ltd.	19,600	32
	Haitong International Securities Group Ltd.	101,000	29
	Champion REIT	50,000	28
*	Singamas Container Holdings Ltd.	186,000	28
	Cafe de Coral Holdings Ltd.	14,000	25

36

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Cathay Pacific Airways Ltd.	26,181	22
*	Stella International Holdings Ltd.	15,500	21
	C-Mer Eye Care Holdings Ltd.	20,000	20
	VSTECS Holdings Ltd.	20,000	19
	Lee's Pharmaceutical Holdings Ltd.	36,000	19
*	Shui On Land Ltd.	108,500	18
[1]	Crystal International Group Ltd.	45,000	18
	Sunlight REIT	28,000	17
	CMBC Capital Holdings Ltd.	1,250,000	17
*,1	Frontage Holdings Corp.	26,000	17
	United Laboratories International Holdings Ltd.	24,000	16
*	Apollo Future Mobility Group Ltd.	240,000	15
*	FIH Mobile Ltd.	91,000	14
*,1	FIT Hon Teng Ltd.	68,000	14
[1]	IMAX China Holding Inc.	9,500	14
*	China LNG Group Ltd.	276,000	13
*	GCL New Energy Holdings Ltd.	284,000	13
	K Wah International Holdings Ltd.	26,000	11
	Asia Cement China Holdings Corp.	15,000	11
*	Digital Domain Holdings Ltd.	1,460,000	11
	Giordano International Ltd.	48,000	10
	Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	7,000	10
*	Esprit Holdings Ltd.	79,050	8
[1]	VPower Group International Holdings Ltd.	24,000	5
	CITIC Telecom International Holdings Ltd.	12,000	4
	Guotai Junan International Holdings Ltd.	25,000	4
*	Sa Sa International Holdings Ltd.	14,000	3
*	Lifestyle International Holdings Ltd.	3,000	2
*,2	MH Development Ltd.	6,000	1
			53,542
		Shares	Market Value• ($000)
Hungary (0.1%)
*	OTP Bank Nyrt.	28,678	1,732
	Richter Gedeon Nyrt.	27,951	838
			2,570
India (3.3%)
	Infosys Ltd.	379,120	8,848
	Housing Development Finance Corp. Ltd.	180,574	6,897
	Hindustan Unilever Ltd.	93,423	3,479
*	Axis Bank Ltd.	234,147	2,514
	Bajaj Finance Ltd.	23,476	2,412
*	Bharti Airtel Ltd.	222,531	2,019
	Asian Paints Ltd.	44,153	1,934
	HCL Technologies Ltd.	113,532	1,836
	ICICI Bank Ltd.	162,699	1,593
	UltraTech Cement Ltd.	12,732	1,364
	Maruti Suzuki India Ltd.	13,970	1,307
	Sun Pharmaceutical Industries Ltd.	110,593	1,201
	Wipro Ltd.	131,637	1,154
	State Bank of India	172,405	1,003
	Nestle India Ltd.	3,723	991
	Titan Co. Ltd.	37,473	984
	Divi's Laboratories Ltd.	13,658	967
	Bajaj Finserv Ltd.	3,747	878
	Dr Reddy's Laboratories Ltd.	12,562	809
*,1	Avenue Supermarts Ltd.	14,087	762
	Grasim Industries Ltd.	35,764	733
	Info Edge India Ltd.	8,607	727
[1]	HDFC Life Insurance Co. Ltd.	71,552	702
	Power Grid Corp. of India Ltd.	286,636	687
	Tata Consumer Products Ltd.	55,879	661
	Jubilant Foodworks Ltd.	11,424	624
	Apollo Hospitals Enterprise Ltd.	9,056	615
	Britannia Industries Ltd.	10,362	566
*	Adani Green Energy Ltd.	38,728	566
	Cipla Ltd.	42,919	557
[1]	SBI Life Insurance Co. Ltd.	33,307	543
*	Godrej Consumer Products Ltd.	34,871	524
	UPL Ltd.	51,542	522
	Piramal Enterprises Ltd.	13,359	476
	Hero MotoCorp Ltd.	12,551	470
	Pidilite Industries Ltd.	15,051	470
*	Mphasis Ltd.	11,369	451
	Havells India Ltd.	25,325	439
[1]	ICICI Lombard General Insurance Co. Ltd.	18,619	406
	Shree Cement Ltd.	1,013	392
	SRF Ltd.	2,710	376

37

ESG International Stock ETF
		Shares	Market Value• ($000)
	Indus Towers Ltd.	120,396	354
	Shriram Transport Finance Co. Ltd.	18,834	348
	Eicher Motors Ltd.	9,259	339
*	Motherson Sumi Systems Ltd.	111,673	333
*	SBI Cards & Payment Services Ltd.	21,286	332
[1]	Laurus Labs Ltd.	34,657	316
	Colgate-Palmolive India Ltd.	13,374	310
*	Max Financial Services Ltd.	20,719	308
	Cholamandalam Investment & Finance Co. Ltd.	40,533	307
	Embassy Office Parks REIT	62,713	307
[1]	Bandhan Bank Ltd.	76,996	300
	Persistent Systems Ltd.	6,594	299
	Dabur India Ltd.	34,755	296
	Bajaj Auto Ltd.	5,693	290
	Marico Ltd.	38,099	284
	Crompton Greaves Consumer Electricals Ltd.	43,897	284
[1]	HDFC Asset Management Co. Ltd.	6,633	279
	Ambuja Cements Ltd.	48,293	278
	PI Industries Ltd.	5,844	271
	Voltas Ltd.	19,638	267
*,1	InterGlobe Aviation Ltd.	9,888	258
	Astral Ltd.	9,139	255
	Indraprastha Gas Ltd.	33,776	252
	Tata Elxsi Ltd.	3,850	251
	Avanti Feeds Ltd.	32,443	250
[1]	ICICI Prudential Life Insurance Co. Ltd.	27,429	247
	Sundaram Finance Ltd.	6,759	241
	Deepak Nitrite Ltd.	7,734	241
	Tata Communications Ltd.	12,276	238
*,1	AU Small Finance Bank Ltd.	15,175	234
	DLF Ltd.	52,160	228
	Lupin Ltd.	17,200	225
	Aurobindo Pharma Ltd.	22,296	222
	Atul Ltd.	1,769	221
*	APL Apollo Tubes Ltd.	9,553	217
	PTC India Ltd.	147,766	209
*	Dixon Technologies India Ltd.	3,670	209
[1]	Dr Lal PathLabs Ltd.	3,735	207
	Gujarat Gas Ltd.	20,808	206
	Petronet LNG Ltd.	64,900	202
	Balkrishna Industries Ltd.	6,406	201
		Shares	Market Value• ($000)
	Supreme Industries Ltd.	6,613	198
	Page Industries Ltd.	457	197
	Torrent Power Ltd.	28,607	188
*	V-Mart Retail Ltd.	3,833	188
	Ipca Laboratories Ltd.	5,231	184
	ACC Ltd.	5,536	183
	Berger Paints India Ltd.	16,250	183
	Tube Investments of India Ltd.	9,642	180
	IIFL Finance Ltd.	45,377	175
*	Fortis Healthcare Ltd.	43,570	173
	Zee Entertainment Enterprises Ltd.	73,421	172
	Container Corp. of India Ltd.	18,491	172
	Indian Railway Catering & Tourism Corp. Ltd.	4,557	172
	LIC Housing Finance Ltd.	31,153	171
	Kajaria Ceramics Ltd.	10,503	169
	Emami Ltd.	20,603	168
	Muthoot Finance Ltd.	8,070	167
*	Godrej Properties Ltd.	8,074	164
	Can Fin Homes Ltd.	20,902	163
	eClerx Services Ltd.	5,251	162
*	IDFC First Bank Ltd.	276,556	162
*	Biocon Ltd.	32,540	160
*	Prestige Estates Projects Ltd.	33,210	160
	Navin Fluorine International Ltd.	2,912	160
	Tata Chemicals Ltd.	13,757	159
	Aarti Industries Ltd.	12,366	159
	Birlasoft Ltd.	27,878	159
	Cholamandalam Financial Holdings Ltd.	16,938	159
*	Dalmia Bharat Ltd.	5,301	159
	Indian Hotels Co. Ltd.	82,347	158
	Redington India Ltd.	74,736	158
	Coforge Ltd.	2,208	157
*	Aavas Financiers Ltd.	4,731	156
[1]	ICICI Securities Ltd.	15,669	155
	NMDC Ltd.	73,313	154
	JK Cement Ltd.	3,367	151
	Zydus Wellnes Ltd.	4,760	151
	Schaeffler India Ltd.	1,506	150
[1]	Mindspace Business Parks REIT	37,200	148
	Zensar Technologies Ltd.	23,716	146
	Federal Bank Ltd.	130,813	145
	Equitas Holdings Ltd.	89,466	144
	Glenmark Pharmaceuticals Ltd.	19,567	142
	Central Depository Services India Ltd.	8,717	142
	Ramco Cements Ltd.	10,181	140

38

ESG International Stock ETF
		Shares	Market Value• ($000)
	Kaveri Seed Co. Ltd.	17,682	140
*,1	Syngene International Ltd.	15,714	138
	Manappuram Finance Ltd.	62,175	136
*	Oberoi Realty Ltd.	13,830	133
	Bata India Ltd.	5,396	131
	Balrampur Chini Mills Ltd.	25,755	130
	Bajaj Holdings & Investment Ltd.	2,162	129
	Varun Beverages Ltd.	11,023	128
	Blue Star Ltd.	12,058	128
	CRISIL Ltd.	3,429	128
	AIA Engineering Ltd.	4,577	127
	Brigade Enterprises Ltd.	27,656	127
*	Westlife Development Ltd.	16,809	127
	REC Ltd.	60,872	126
	Mahindra & Mahindra Financial Services Ltd.	57,604	126
	Sobha Ltd.	14,591	124
	KEC International Ltd.	21,337	124
[1]	Indian Energy Exchange Ltd.	17,931	124
[1]	Quess Corp. Ltd.	10,600	123
	Escorts Ltd.	6,614	122
*,1	PNB Housing Finance Ltd.	13,620	122
	Power Finance Corp. Ltd.	68,158	120
[1]	Godrej Agrovet Ltd.	13,841	120
[1]	Nippon Life India Asset Management Ltd.	20,660	120
	Cadila Healthcare Ltd.	15,404	117
	Sonata Software Ltd.	10,220	117
	Oracle Financial Services Software Ltd.	1,803	116
	Indiabulls Housing Finance Ltd.	37,928	116
*	Sun Pharma Advanced Research Co. Ltd.	28,046	115
*	Affle India Ltd.	1,771	115
*	EIH Ltd.	81,324	114
	Mahanagar Gas Ltd.	7,263	114
	Sundram Fasteners Ltd.	10,349	113
	Torrent Pharmaceuticals Ltd.	2,644	112
*	Bombay Burmah Trading Co.	6,870	112
	Exide Industries Ltd.	50,415	111
*	IRB Infrastructure Developers Ltd.	49,171	111
	Honeywell Automation India Ltd.	205	111
	Motilal Oswal Financial Services Ltd.	9,857	110
		Shares	Market Value• ($000)
*	Phoenix Mills Ltd.	9,110	108
	City Union Bank Ltd.	51,682	107
	National Aluminium Co. Ltd.	85,287	106
	Tanla Platforms Ltd.	8,685	106
[1]	IndiaMart InterMesh Ltd.	988	106
	Rajesh Exports Ltd.	12,961	104
	Gujarat Pipavav Port Ltd.	74,776	104
	Alkem Laboratories Ltd.	1,926	102
	Suven Pharmaceuticals Ltd.	13,974	102
	JB Chemicals & Pharmaceuticals Ltd.	4,295	100
	Rallis India Ltd.	25,921	100
[1]	Eris Lifesciences Ltd.	9,880	99
	Bosch Ltd.	516	98
*	CreditAccess Grameen Ltd.	10,221	98
	TVS Motor Co. Ltd.	13,557	97
	Kansai Nerolac Paints Ltd.	11,478	97
	Welspun India Ltd.	56,037	97
[1]	Metropolis Healthcare Ltd.	2,510	97
*	TeamLease Services Ltd.	1,680	95
	Chambal Fertilizers & Chemicals Ltd.	21,196	93
	GlaxoSmithKline Pharmaceuticals Ltd.	4,423	93
	Pfizer Ltd.	1,177	92
	Relaxo Footwears Ltd.	5,604	91
	Gillette India Ltd.	1,126	90
*	Intellect Design Arena Ltd.	10,088	90
*	Dhani Services Ltd.	32,769	89
	Minda Industries Ltd.	9,005	88
*	EID Parry India Ltd.	15,993	88
	Vaibhav Global Ltd.	8,862	88
	Natco Pharma Ltd.	6,742	87
*	Amber Enterprises India Ltd.	2,203	87
	Karnataka Bank Ltd.	101,832	86
	DCM Shriram Ltd.	6,943	85
	Procter & Gamble Health Ltd.	1,146	85
	Apollo Tyres Ltd.	29,008	84
*	IDFC Ltd.	121,682	84
	Graphite India Ltd.	9,586	84
*	Just Dial Ltd.	6,393	83
	Bayer CropScience Ltd.	1,083	82
	Coromandel International Ltd.	7,576	82
*	Bank of Baroda	77,684	82
	Akzo Nobel India Ltd.	2,707	82
	Castrol India Ltd.	44,309	81

39

ESG International Stock ETF
		Shares	Market Value• ($000)
	Vinati Organics Ltd.	3,284	81
	Orient Electric Ltd.	17,947	81
	Gateway Distriparks Ltd.	21,983	79
*	PVR Ltd.	4,379	79
	Firstsource Solutions Ltd.	31,927	79
	Jubilant Pharmova Ltd.	8,597	78
*	Aditya Birla Fashion & Retail Ltd.	27,268	78
	JM Financial Ltd.	61,225	77
[1]	Endurance Technologies Ltd.	3,406	77
	NHPC Ltd.	206,627	76
*,1	RBL Bank Ltd.	33,567	76
	Finolex Cables Ltd.	11,702	75
	Amara Raja Batteries Ltd.	7,834	75
	Care Ratings Ltd.	8,072	75
	Multi Commodity Exchange of India Ltd.	3,581	74
*	Aditya Birla Capital Ltd.	50,354	74
	Century Textiles & Industries Ltd.	6,847	73
*	South Indian Bank Ltd.	522,267	70
*	KRBL Ltd.	20,792	70
*	Narayana Hrudayalaya Ltd.	9,520	70
*	Indiabulls Real Estate Ltd.	36,691	68
	EPL Ltd.	21,442	68
	Sterlite Technologies Ltd.	18,935	67
*	Godrej Industries Ltd.	8,746	67
	Granules India Ltd.	14,837	67
	NCC Ltd.	61,337	66
	Ajanta Pharma Ltd.	2,128	65
	Hindustan Zinc Ltd.	14,556	64
	Indian Bank	37,677	64
	Jindal Saw Ltd.	39,281	63
*	Vodafone Idea Ltd.	750,820	63
	Aegis Logistics Ltd.	17,303	63
	Thermax Ltd.	3,199	62
	Karur Vysya Bank Ltd.	102,986	62
*	DCB Bank Ltd.	48,318	61
	Edelweiss Financial Services Ltd.	54,929	61
	Polycab India Ltd.	2,084	59
	Bajaj Consumer Care Ltd.	16,678	56
	V-Guard Industries Ltd.	16,310	54
	India Cements Ltd.	23,758	53
	AstraZeneca Pharma India Ltd.	1,245	53
*	Infibeam Avenues Ltd.	82,539	53
	Rain Industries Ltd.	16,752	52
	Whirlpool of India Ltd.	1,705	50
		Shares	Market Value• ($000)
*	Suzlon Energy Ltd.	605,357	50
	Ceat Ltd.	2,725	48
	Strides Pharma Science Ltd.	5,749	48
*	Canara Bank	21,499	47
	Welspun Corp. Ltd.	28,252	46
*	Mahindra CIE Automotive Ltd.	13,997	46
	Vakrangee Ltd.	86,136	46
*	Union Bank of India	93,939	45
	NBCC India Ltd.	72,697	44
*	Bank of India	46,426	42
	HEG Ltd.	1,356	42
*,1	General Insurance Corp. of India	20,787	42
	TTK Prestige Ltd.	317	38
[1]	Dilip Buildcon Ltd.	5,118	36
*	IFCI Ltd.	214,427	34
*	TV18 Broadcast Ltd.	70,819	34
	Alembic Pharmaceuticals Ltd.	3,264	34
*	Alok Industries Ltd.	107,914	33
*	Future Consumer Ltd.	338,766	31
*	Punjab National Bank	55,410	28
*	Raymond Ltd.	4,638	26
	Symphony Ltd.	1,826	24
*	Future Retail Ltd.	35,224	21
	Sumitomo Chemical India Ltd.	3,586	21
*	WABCO India Ltd.	151	14
*	Yes Bank Ltd.	54,048	8
			85,400
Indonesia (0.4%)
	Bank Central Asia Tbk. PT	1,052,400	2,416
	Bank Rakyat Indonesia Persero Tbk. PT	6,336,400	1,743
	Telkom Indonesia Persero Tbk. PT	6,331,000	1,511
	Bank Mandiri Persero Tbk. PT	2,500,000	1,069
	Bank Negara Indonesia Persero Tbk. PT	1,415,200	535
	Charoen Pokphand Indonesia Tbk. PT	1,125,200	504
	Tower Bersama Infrastructure Tbk. PT	1,017,700	223
	Sarana Menara Nusantara Tbk. PT	1,841,600	173
*	Indofood Sukses Makmur Tbk. PT	280,800	121
	Barito Pacific Tbk. PT	1,573,900	117
	Indah Kiat Pulp & Paper Tbk. PT	198,000	110
	Kalbe Farma Tbk. PT	1,128,900	106
	Unilever Indonesia Tbk. PT	327,000	93

40

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Indofood CBP Sukses Makmur Tbk. PT	132,300	78
*	Smartfren Telecom Tbk. PT	8,309,500	78
	Ciputra Development Tbk. PT	1,212,800	74
*	Summarecon Agung Tbk. PT	1,023,006	57
	Japfa Comfeed Indonesia Tbk. PT	445,900	56
*	Surya Citra Media Tbk. PT	386,600	55
	Indocement Tunggal Prakarsa Tbk. PT	64,900	51
	XL Axiata Tbk. PT	228,900	43
*	Kresna Graha Investama Tbk. PT	3,407,700	41
*	Pakuwon Jati Tbk. PT	1,250,600	40
*	Bumi Serpong Damai Tbk. PT	586,000	39
	Ace Hardware Indonesia Tbk. PT	398,200	39
*	Indosat Tbk. PT	85,600	38
*	Mitra Adiperkasa Tbk. PT	706,400	37
*	Bank Syariah Indonesia Tbk. PT	232,400	36
	Bank BTPN Syariah Tbk. PT	145,900	29
*	Bank Bukopin Tbk. PT	838,700	28
*	Wijaya Karya Persero Tbk. PT	377,800	25
*	Bank Tabungan Negara Persero Tbk. PT	258,100	25
*	Jasa Marga Persero Tbk. PT	85,400	24
	Mitra Keluarga Karyasehat Tbk. PT	145,200	24
	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk. PT	269,900	23
*	Adhi Karya Persero Tbk. PT	423,300	22
*	Waskita Karya Persero Tbk. PT	346,900	20
*	Ramayana Lestari Sentosa Tbk. PT	421,800	19
*	Eagle High Plantations Tbk. PT	3,561,500	19
*	Krakatau Steel Persero Tbk. PT	423,700	16
*	Matahari Department Store Tbk. PT	71,000	14
*	PP Persero Tbk. PT	217,800	14
	Astra Agro Lestari Tbk. PT	20,000	12
*	Media Nusantara Citra Tbk. PT	131,500	8
		Shares	Market Value• ($000)
*	Surya Semesta Internusa Tbk. PT	209,500	7
*	Panin Financial Tbk. PT	334,700	4
*	Global Mediacom Tbk. PT	94,100	2
*,2	Trada Alam Minera Tbk. PT	477,100	2
			9,820
Ireland (0.2%)
	Kerry Group plc Class A	16,554	2,428
	Kingspan Group plc	16,132	1,842
*	Bank of Ireland Group plc	61,083	383
	Kingspan Group plc	2,173	247
	Glanbia plc	9,689	173
*	AIB Group plc	42,550	128
*	Dalata Hotel Group plc	13,277	59
	Hibernia REIT plc	27,346	41
*	Irish Continental Group plc	4,398	22
*	Cairn Homes plc	15,088	20
			5,343
Israel (0.4%)
*	Nice Ltd.	8,272	2,402
	Bank Leumi Le-Israel BM	166,537	1,376
	Bank Hapoalim BM	146,124	1,257
*	Israel Discount Bank Ltd. Class A	226,307	1,169
	ICL Group Ltd.	112,620	797
	Mizrahi Tefahot Bank Ltd.	8,571	285
	Reit 1 Ltd.	46,937	275
*	Tower Semiconductor Ltd.	7,120	210
*	Nova Ltd.	2,034	204
	Azrieli Group Ltd.	2,113	197
*	Bezeq The Israeli Telecommunication Corp. Ltd.	154,213	183
*	Enlight Renewable Energy Ltd.	78,550	170
	Mivne Real Estate KD Ltd.	43,432	147
	Alony Hetz Properties & Investments Ltd.	7,474	110
	Fox Wizel Ltd.	791	105
	Energix-Renewable Energies Ltd.	20,246	84
	Maytronics Ltd.	3,657	84
	Gav-Yam Lands Corp. Ltd.	7,392	83
	Sella Capital Real Estate Ltd.	28,244	82
*	Shikun & Binui Ltd.	13,816	81
*	Allot Ltd.	4,874	80

41

ESG International Stock ETF
		Shares	Market Value• ($000)
	Harel Insurance Investments & Financial Services Ltd.	7,808	77
	Danel Adir Yeoshua Ltd.	378	77
*	Clal Insurance Enterprises Holdings Ltd.	3,453	72
*	AFI Properties Ltd.	1,404	72
*	Big Shopping Centers Ltd.	489	72
	Hilan Ltd.	1,236	70
	Strauss Group Ltd.	2,397	69
	Matrix IT Ltd.	2,289	62
	Electra Ltd.	99	59
*	Summit Real Estate Holdings Ltd.	3,302	52
	Menora Mivtachim Holdings Ltd.	2,250	50
*	Partner Communications Co. Ltd.	10,263	49
	Shapir Engineering & Industry Ltd.	6,114	49
	Kenon Holdings Ltd.	1,215	48
	Shufersal Ltd.	5,758	47
*	FIBI Holdings Ltd.	1,143	47
	Delta Galil Industries Ltd.	841	44
	AudioCodes Ltd.	1,328	43
*	OPC Energy Ltd.	4,484	42
	Formula Systems 1985 Ltd.	398	40
*	Compugen Ltd.	5,849	40
	Sapiens International Corp. NV	1,302	37
	Gazit-Globe Ltd.	5,007	36
*	Cellcom Israel Ltd.	8,441	32
	Mega Or Holdings Ltd.	623	23
	Gilat Satellite Networks Ltd.	1,865	19
*	Kamada Ltd.	3,643	19
	First International Bank of Israel Ltd.	505	18
	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	260	18
	IDI Insurance Co. Ltd.	493	18
	Ashtrom Group Ltd.	605	13
			10,795
Italy (1.3%)
	Intesa Sanpaolo SpA	1,687,244	4,775
	Ferrari NV	14,779	3,206
	UniCredit SpA	236,706	2,951
	Stellantis NV	132,538	2,651
	Moncler SpA	29,629	1,897
	Terna - Rete Elettrica Nazionale	223,210	1,766
		Shares	Market Value• ($000)
*	FinecoBank Banca Fineco SpA	90,838	1,673
	Stellantis NV	73,590	1,475
*	Mediobanca Banca di Credito Finanziario SpA	122,630	1,446
*,1	Nexi SpA	54,239	1,131
	Telecom Italia SpA (Bearer)	2,027,978	980
	Interpump Group SpA	12,895	916
	DiaSorin SpA	3,149	718
	Amplifon SpA	8,834	462
*	Biesse SpA	12,833	460
	Recordati Industria Chimica e Farmaceutica SpA	6,004	394
	Reply SpA	1,677	338
[1]	Poste Italiane SpA	23,237	315
	Banco BPM SpA	88,998	295
	Gruppo MutuiOnline SpA	3,759	227
	Falck Renewables SpA	26,299	217
[1]	Infrastrutture Wireless Italiane SpA	18,074	215
	Banca Popolare di Sondrio SCPA	43,932	200
[1]	Carel Industries SpA	6,786	195
*	Cerved Group SpA	16,293	190
	ERG SpA	6,125	181
[1]	BFF Bank SpA	19,355	177
	Azimut Holding SpA	6,210	174
	De' Longhi SpA	3,827	173
*	Sesa SpA	848	169
	Unipol Gruppo SpA	26,897	160
*	Arnoldo Mondadori Editore SpA	65,973	146
	Italgas SpA	22,082	146
[1]	Technogym SpA	12,193	144
	Tinexta Spa	3,084	143
*	Brunello Cucinelli SpA	2,376	140
	DeA Capital SpA	88,592	138
	Maire Tecnimont SpA	33,594	131
[1]	Pirelli & C SpA	21,349	128
[1]	GVS SpA	6,699	128
	BPER Banca	58,188	127
*	Autogrill SpA	16,360	123
[1]	doValue SpA	9,811	123
	Hera SpA	28,212	122
	Banca Mediolanum SpA	11,580	120
	Buzzi Unicem SpA	4,390	117
	Rizzoli Corriere Della Sera Mediagroup SpA	133,954	113
	Webuild SpA	39,750	106
*	Banca Generali SpA	2,385	106
	Brembo SpA	6,867	99
*	Immobiliare Grande Distribuzione SIIQ SpA	19,659	92

42

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Societa Cattolica Di Assicurazione SpA	10,832	90
[1]	Anima Holding SpA	13,911	72
*	Salvatore Ferragamo SpA	3,482	71
	Tamburi Investment Partners SpA	6,237	68
	A2A SpA	29,717	65
	Iren SpA	20,803	64
	Datalogic SpA	2,377	57
	Banca IFIS SpA	3,170	55
	Credito Emiliano SpA	6,294	42
	UnipolSai Assicurazioni SpA	14,275	41
*,1	Enav SpA	8,501	37
*	Juventus Football Club SpA	40,257	36
*	MARR SpA	1,358	33
	Telecom Italia SpA (Registered)	67,343	30
	Danieli & C Officine Meccaniche SpA	1,043	30
*	CIR SpA-Compagnie Industriali	48,772	28
	Danieli & C Officine Meccaniche SpA Saving Shares	1,406	27
	Italmobiliare SpA	736	27
*	Tod's SpA	471	26
	Piaggio & C SpA	6,297	24
	Zignago Vetro SpA	1,065	23
[1]	RAI Way SpA	3,084	19
	SOL SpA	843	19
	Cementir Holding NV	1,388	16
*,3	Banca Monte dei Paschi di Siena SpA	11,008	15
*	Webuild SpA Warrants Exp. 8/2/30	3,597	5
			33,639
Japan (16.7%)
	Toyota Motor Corp.	265,100	23,088
	Sony Group Corp.	133,300	13,783
	Keyence Corp.	17,100	10,266
	Recruit Holdings Co. Ltd.	149,349	8,794
	SoftBank Group Corp.	149,400	8,419
	Mitsubishi UFJ Financial Group Inc.	1,296,300	7,033
	Shin-Etsu Chemical Co. Ltd.	40,600	6,706
	Hoya Corp.	38,600	6,233
	Takeda Pharmaceutical Co. Ltd.	178,457	5,940
	Nidec Corp.	51,900	5,928
	Tokyo Electron Ltd.	13,400	5,740
	KDDI Corp.	185,500	5,670
	Honda Motor Co. Ltd.	186,600	5,648
	Shares	Market Value• ($000)
Murata Manufacturing Co. Ltd.	68,400	5,639
Daiichi Sankyo Co. Ltd.	214,200	5,088
Nintendo Co. Ltd.	10,500	5,045
Sumitomo Mitsui Financial Group Inc.	140,800	4,860
Fujitsu Ltd.	24,700	4,547
FANUC Corp.	20,600	4,488
SoftBank Corp.	301,243	4,031
Seven & i Holdings Co. Ltd.	92,100	4,019
Mizuho Financial Group Inc.	282,520	3,959
Denso Corp.	55,000	3,850
Astellas Pharma Inc.	218,900	3,688
Nippon Telegraph & Telephone Corp.	136,400	3,634
Tokio Marine Holdings Inc.	73,900	3,616
Kao Corp.	59,700	3,606
SMC Corp.	5,300	3,391
M3 Inc.	49,400	3,313
Panasonic Corp.	260,600	3,115
FUJIFILM Holdings Corp.	37,700	3,102
Terumo Corp.	74,300	3,101
Shiseido Co. Ltd.	45,100	2,989
Fast Retailing Co. Ltd.	4,500	2,964
Bridgestone Corp.	64,300	2,960
Sysmex Corp.	25,900	2,943
Kubota Corp.	142,000	2,934
ORIX Corp.	155,400	2,899
Canon Inc.	121,700	2,895
Chugai Pharmaceutical Co. Ltd.	74,100	2,895
Omron Corp.	27,800	2,619
Olympus Corp.	124,100	2,608
Suzuki Motor Corp.	60,000	2,593
Mitsui Fudosan Co. Ltd.	111,000	2,547
East Japan Railway Co.	37,600	2,527
Eisai Co. Ltd.	30,100	2,482
Dai-ichi Life Holdings Inc.	124,500	2,464
Aeon Co. Ltd.	93,000	2,462
Advantest Corp.	27,900	2,404
Central Japan Railway Co.	16,300	2,386
Unicharm Corp.	52,100	2,323
Mitsubishi Estate Co. Ltd.	145,800	2,283
Kyocera Corp.	36,700	2,282
Daiwa House Industry Co. Ltd.	74,300	2,266
Shionogi & Co. Ltd.	35,800	2,249
Secom Co. Ltd.	28,400	2,154
Toyota Industries Corp.	24,600	2,077

43

ESG International Stock ETF
	Shares	Market Value• ($000)
Ajinomoto Co. Inc.	69,800	2,057
Bandai Namco Holdings Inc.	29,000	2,011
Sompo Holdings Inc.	45,500	2,000
Z Holdings Corp.	305,800	1,988
MS&AD Insurance Group Holdings Inc.	59,700	1,932
Nitto Denko Corp.	24,200	1,836
Nomura Holdings Inc.	377,500	1,823
NTT Data Corp.	100,100	1,801
Sumitomo Mitsui Trust Holdings Inc.	54,700	1,787
Yaskawa Electric Corp.	36,200	1,767
Shimano Inc.	6,000	1,761
Sumitomo Realty & Development Co. Ltd.	53,000	1,711
Japan Exchange Group Inc.	69,900	1,665
MINEBEA MITSUMI Inc.	64,500	1,658
Shimadzu Corp.	36,600	1,640
NEC Corp.	31,100	1,632
Mitsubishi Chemical Holdings Corp.	181,400	1,593
Ono Pharmaceutical Co. Ltd.	66,100	1,587
Asahi Kasei Corp.	153,800	1,586
Yamaha Corp.	26,900	1,586
Sumitomo Electric Industries Ltd.	118,200	1,579
SG Holdings Co. Ltd.	55,434	1,505
West Japan Railway Co.	27,100	1,480
Sekisui House Ltd.	73,400	1,462
Lasertec Corp.	6,700	1,457
Yamato Holdings Co. Ltd.	57,000	1,449
Yakult Honsha Co. Ltd.	24,638	1,421
Daiwa Securities Group Inc.	251,000	1,420
Hamamatsu Photonics KK	23,800	1,387
TOTO Ltd.	25,100	1,366
Pan Pacific International Holdings Corp.	71,400	1,358
Lixil Corp.	46,400	1,350
Makita Corp.	23,200	1,333
Toray Industries Inc.	194,600	1,312
Resona Holdings Inc.	338,650	1,310
Sumitomo Chemical Co. Ltd.	257,700	1,306
Taiyo Yuden Co. Ltd.	22,400	1,266
Odakyu Electric Railway Co. Ltd.	53,800	1,254
Dentsu Group Inc.	33,100	1,230
Azbil Corp.	27,700	1,201
Kyowa Kirin Co. Ltd.	36,600	1,198
		Shares	Market Value• ($000)
	Nippon Paint Holdings Co. Ltd.	96,104	1,194
	Nomura Research Institute Ltd.	31,600	1,185
*	Renesas Electronics Corp.	108,177	1,158
	Aisin Corp.	30,000	1,145
	Kurita Water Industries Ltd.	24,000	1,126
	Sekisui Chemical Co. Ltd.	65,400	1,119
	Toho Co. Ltd. (Tokyo)	25,800	1,118
*	Nissan Motor Co. Ltd.	212,000	1,112
	Dai Nippon Printing Co. Ltd.	45,700	1,086
*	Kintetsu Group Holdings Co. Ltd.	31,800	1,086
	Mitsui Chemicals Inc.	31,000	1,070
	Yamaha Motor Co. Ltd.	40,700	1,035
	Brother Industries Ltd.	50,300	1,032
	T&D Holdings Inc.	84,700	1,031
	Seiko Epson Corp.	54,800	1,021
	Hulic Co. Ltd.	86,600	1,016
	Toyo Suisan Kaisha Ltd.	24,400	1,011
	MISUMI Group Inc.	25,400	1,008
	Konami Holdings Corp.	15,900	1,006
	Nisshin Seifun Group Inc.	60,200	989
	Tokyu Corp.	71,600	985
	Concordia Financial Group Ltd.	251,800	976
	Nitori Holdings Co. Ltd.	5,200	973
	NH Foods Ltd.	25,000	970
	Shizuoka Bank Ltd.	122,000	956
	Oji Holdings Corp.	178,900	937
	Nexon Co. Ltd.	51,400	937
	Chiba Bank Ltd.	149,000	930
	Santen Pharmaceutical Co. Ltd.	62,000	927
	Sohgo Security Services Co. Ltd.	20,400	924
	Haseko Corp.	65,500	906
	TDK Corp.	8,600	901
	Tobu Railway Co. Ltd.	34,500	899
	Bank of Kyoto Ltd.	19,600	867
	SBI Holdings Inc.	35,800	867
	Ricoh Co. Ltd.	85,000	865
	SUMCO Corp.	41,100	865
	Air Water Inc.	53,100	856
	Isuzu Motors Ltd.	67,200	849
	COMSYS Holdings Corp.	30,400	817
	Kaken Pharmaceutical Co. Ltd.	17,900	809
	Stanley Electric Co. Ltd.	32,400	809
	Aozora Bank Ltd.	34,100	799

44

ESG International Stock ETF
		Shares	Market Value• ($000)
	Hisamitsu Pharmaceutical Co. Inc.	19,700	789
	Teijin Ltd.	53,800	774
	NSK Ltd.	103,700	728
	Nihon M&A Center Inc.	23,900	713
	Keihan Holdings Co. Ltd.	24,500	703
*	Japan Post Holdings Co. Ltd.	81,800	703
*	Mazda Motor Corp.	80,400	698
	CyberAgent Inc.	37,500	686
	Nippon Prologis REIT Inc.	190	683
*	ANA Holdings Inc.	28,741	681
	Nippon Building Fund Inc.	104	675
	Pigeon Corp.	23,300	675
	Kuraray Co. Ltd.	71,500	672
	Daifuku Co. Ltd.	7,600	671
	Taiheiyo Cement Corp.	29,100	666
	Sinanen Holdings Co. Ltd.	20,800	661
	Showa Denko KK	29,600	658
	Keikyu Corp.	53,400	651
	Nissan Chemical Corp.	11,600	650
	GLP J-Reit	357	648
	MEIJI Holdings Co. Ltd.	10,500	646
	Marui Group Co. Ltd.	35,900	639
	Fukuoka Financial Group Inc.	34,600	639
	Nikon Corp.	59,100	621
	Lion Corp.	36,400	619
*	Nagoya Railroad Co. Ltd.	35,100	617
*	Japan Airlines Co. Ltd.	28,323	603
	BayCurrent Consulting Inc.	1,200	595
	Anritsu Corp.	32,900	570
	Yamada Holdings Co. Ltd.	132,600	569
	Nomura Real Estate Master Fund Inc.	358	552
	Daito Trust Construction Co. Ltd.	5,000	549
	NGK Spark Plug Co. Ltd.	35,600	547
	Rohm Co. Ltd.	5,600	538
	Sumitomo Dainippon Pharma Co. Ltd.	29,900	537
	Disco Corp.	1,800	523
*	Seibu Holdings Inc.	43,300	521
	Capcom Co. Ltd.	18,100	504
	JSR Corp.	14,000	485
	Alfresa Holdings Corp.	30,400	481
	Sac's Bar Holdings Inc.	96,900	479
	TIS Inc.	16,900	477
		Shares	Market Value• ($000)
	Koito Manufacturing Co. Ltd.	7,500	459
	Asahi Intecc Co. Ltd.	14,800	448
*	Skylark Holdings Co. Ltd.	31,114	447
*	Right On Co. Ltd.	67,800	440
	Alps Alpine Co. Ltd.	41,200	432
	Ibiden Co. Ltd.	7,700	414
*	Fujita Kanko Inc.	20,000	406
	Trend Micro Inc.	7,000	383
	Asics Corp.	18,000	382
	Food & Life Cos. Ltd.	8,900	382
	Hirose Electric Co. Ltd.	2,200	366
	Nabtesco Corp.	9,200	364
	Keio Corp.	6,700	361
	GMO Payment Gateway Inc.	2,600	341
	PC Depot Corp.	78,200	334
	Nissin Foods Holdings Co. Ltd.	4,200	327
	Otsuka Corp.	6,100	316
	Hankyu Hanshin Holdings Inc.	10,500	314
	ZOZO Inc.	8,100	309
	Konica Minolta Inc.	59,400	301
	Kobayashi Pharmaceutical Co. Ltd.	3,800	297
*	Kawasaki Kisen Kaisha Ltd.	5,600	280
	Miura Co. Ltd.	6,000	269
	Kansai Paint Co. Ltd.	10,200	264
	Hoshizaki Corp.	2,800	263
	Nippon Shinyaku Co. Ltd.	3,200	260
	Nippon Express Co. Ltd.	3,800	258
	Taisho Pharmaceutical Holdings Co. Ltd.	4,400	257
	Orix JREIT Inc.	143	255
	Advance Residence Investment Corp.	75	255
	Industrial & Infrastructure Fund Investment Corp.	124	249
	Kakaku.com Inc.	7,900	246
	Hikari Tsushin Inc.	1,400	245
	Jeol Ltd.	3,100	229
*	PeptiDream Inc.	6,400	226
	Koei Tecmo Holdings Co. Ltd.	5,140	219
	Persol Holdings Co. Ltd.	9,300	217
	SCREEN Holdings Co. Ltd.	2,500	213
	Open House Co. Ltd.	4,300	209
	Tokyo Century Corp.	3,600	206
	Kose Corp.	1,700	205

45

ESG International Stock ETF
		Shares	Market Value• ($000)
	Welcia Holdings Co. Ltd.	5,800	205
	Casio Computer Co. Ltd.	13,100	202
	Keisei Electric Railway Co. Ltd.	6,500	200
	Hakuhodo DY Holdings Inc.	12,600	199
	Matsumotokiyoshi Holdings Co. Ltd.	4,200	194
	Japan Post Insurance Co. Ltd.	10,339	188
	Japan Post Bank Co. Ltd.	21,400	187
	Rinnai Corp.	1,700	183
*	SHIFT Inc.	800	182
	Kyushu Railway Co.	8,000	181
	Nippon Sanso Holdings Corp.	7,400	179
	Rohto Pharmaceutical Co. Ltd.	5,700	179
	TechnoPro Holdings Inc.	6,600	177
	Tokyu Fudosan Holdings Corp.	30,000	174
	NET One Systems Co. Ltd.	5,500	174
	USS Co. Ltd.	10,500	173
	Oracle Corp. Japan	2,100	172
	Mitsui Fudosan Logistics Park Inc.	29	172
	Ito En Ltd.	2,700	171
	Iwatani Corp.	3,100	171
	Denka Co. Ltd.	4,700	165
	Japan Prime Realty Investment Corp.	44	164
	Japan Logistics Fund Inc.	51	163
	Sekisui House Reit Inc.	187	160
	Sharp Corp.	12,000	158
	Tokai Carbon Co. Ltd.	11,700	155
	Activia Properties Inc.	37	155
	Itochu Techno-Solutions Corp.	5,000	154
	Nichirei Corp.	5,800	148
	JP-Holdings Inc.	59,800	148
	THK Co. Ltd.	6,300	146
	Amada Co. Ltd.	13,900	141
	Tokyo Tatemono Co. Ltd.	9,000	138
	Tokyo Ohka Kogyo Co. Ltd.	2,200	138
	Sumitomo Forestry Co. Ltd.	7,000	137
	Nifco Inc.	4,300	136
*	RENOVA Inc.	3,600	135
	Shinsei Bank Ltd.	10,395	129
	Shares	Market Value• ($000)
Japan Best Rescue System Co. Ltd.	13,000	129
Nihon Kohden Corp.	3,800	128
Goldwin Inc.	2,100	128
Shinko Electric Industries Co. Ltd.	3,800	128
Tokyo Individualized Educational Institute Inc.	23,400	126
Morinaga Milk Industry Co. Ltd.	2,000	126
Kanamic Network Co. Ltd.	21,800	126
Hino Motors Ltd.	14,300	124
House Foods Group Inc.	3,800	122
Outsourcing Inc.	7,100	121
Fancl Corp.	3,500	118
Ulvac Inc.	2,200	118
Isetan Mitsukoshi Holdings Ltd.	17,600	118
J Front Retailing Co. Ltd.	13,400	116
Kenedix Residential Next Investment Corp.	54	116
Kadokawa Corp.	2,500	115
Nippon Accommodations Fund Inc.	19	114
Suzuken Co. Ltd.	3,800	113
Kewpie Corp.	4,500	111
Medipal Holdings Corp.	5,800	111
Kenedix Office Investment Corp.	15	110
Ain Holdings Inc.	1,600	108
Yamazaki Baking Co. Ltd.	6,600	108
Cybozu Inc.	4,700	108
Mebuki Financial Group Inc.	47,800	107
Kagome Co. Ltd.	4,000	106
Systena Corp.	5,200	106
Comforia Residential REIT Inc.	33	106
As One Corp.	700	104
Internet Initiative Japan Inc.	3,000	104
Kyowa Exeo Corp.	4,100	103
JAFCO Group Co. Ltd.	1,700	103
Zensho Holdings Co. Ltd.	4,100	102
Calbee Inc.	4,100	102
Topcon Corp.	6,000	102
Nippon Gas Co. Ltd.	7,100	101
SCSK Corp.	1,600	101
Toyo Corp.	9,300	101
Sugi Holdings Co. Ltd.	1,300	100

46

ESG International Stock ETF
		Shares	Market Value• ($000)
	Nomura Real Estate Holdings Inc.	3,900	100
	Nankai Electric Railway Co. Ltd.	4,600	99
	GMO internet Inc.	3,800	99
	Nihon Unisys Ltd.	3,600	98
	Shimamura Co. Ltd.	1,100	97
	Hirogin Holdings Inc.	16,900	97
	Lawson Inc.	2,000	96
	Tokyo Seimitsu Co. Ltd.	2,200	96
	K's Holdings Corp.	8,700	95
	DeNA Co. Ltd.	5,400	95
	Zenkoku Hosho Co. Ltd.	2,000	95
	Intage Holdings Inc.	6,900	95
	Toyo Seikan Group Holdings Ltd.	6,700	93
	Mori Hills REIT Investment Corp.	64	93
	Mitsui High-Tec Inc.	1,600	92
	Frontier Real Estate Investment Corp.	21	91
	NTT UD REIT Investment Corp.	63	91
	Hoshino Resorts REIT Inc.	14	90
	Mitsubishi HC Capital Inc.	16,460	88
	AEON REIT Investment Corp.	64	88
	Ezaki Glico Co. Ltd.	2,300	87
	JCR Pharmaceuticals Co. Ltd.	3,300	87
	Heiwa Real Estate REIT Inc.	55	85
	FP Corp.	2,200	84
	Hulic Reit Inc.	50	84
	Asahi Holdings Inc.	4,100	83
	JTEKT Corp.	9,100	82
	Menicon Co. Ltd.	1,000	82
*	Park24 Co. Ltd.	4,200	81
	Ushio Inc.	4,500	81
	Mitsubishi Estate Logistics REIT Investment Corp.	17	80
	KFC Holdings Japan Ltd.	2,900	79
*	Sanken Electric Co. Ltd.	1,600	79
	cocokara fine Inc.	1,000	79
	Starts Proceed Investment Corp.	34	79
	Daido Steel Co. Ltd.	1,700	78
*	Fujikura Ltd.	13,500	78
	Sanwa Holdings Corp.	5,900	78
	Monex Group Inc.	14,500	77
	AEON Financial Service Co. Ltd.	6,300	74
	Aica Kogyo Co. Ltd.	2,200	74
	ADEKA Corp.	3,400	74
		Shares	Market Value• ($000)
	Acom Co. Ltd.	19,000	73
	Zeon Corp.	5,500	73
	Seino Holdings Co. Ltd.	5,900	73
	Digital Garage Inc.	1,600	73
	Fukuoka REIT Corp.	46	73
	Nishi-Nippon Railroad Co. Ltd.	2,900	72
	Kyushu Financial Group Inc.	18,500	72
	NEC Networks & System Integration Corp.	3,800	72
	Toyo Tire Corp.	4,000	71
	Dowa Holdings Co. Ltd.	1,600	70
	Hachijuni Bank Ltd.	20,300	70
	Toagosei Co. Ltd.	6,100	70
	Nippon Shokubai Co. Ltd.	1,300	69
	Japan Excellent Inc.	52	69
	SOSiLA Logistics REIT Inc.	41	69
	Mirai Corp.	135	69
	H.U. Group Holdings Inc.	2,300	68
	Daiseki Co. Ltd.	1,680	68
	NOK Corp.	5,500	67
	Kenedix Retail REIT Corp.	25	67
	Shoei Co. Ltd.	1,500	66
	Dexerials Corp.	3,400	66
	One REIT Inc.	22	66
	NIPPON REIT Investment Corp.	16	66
	Nippon Kanzai Co. Ltd.	2,700	65
	Takara Leben Real Estate Investment Corp.	63	65
	Chugoku Bank Ltd.	7,900	64
*	Mitsubishi Motors Corp.	24,900	64
	Pola Orbis Holdings Inc.	2,900	63
	Daiwa Securities Living Investments Corp.	56	63
	Iyo Bank Ltd.	11,600	62
	Ichiyoshi Securities Co. Ltd.	10,600	62
	Tokyu REIT Inc.	35	62
	Star Asia Investment Corp.	114	62
	Fuji Oil Holdings Inc.	2,700	61
	DMG Mori Co. Ltd.	3,400	61
	Nagase & Co. Ltd.	3,700	61
	Takara Bio Inc.	2,100	61
	CKD Corp.	2,900	61
	Studio Alice Co. Ltd.	3,000	61
	Maruichi Steel Tube Ltd.	2,500	61
	Hankyu Hanshin REIT Inc.	41	61

47

ESG International Stock ETF
		Shares	Market Value• ($000)
	DIC Corp.	2,100	60
	Furukawa Electric Co. Ltd.	2,800	60
	BeNext-Yumeshin Group Co.	5,500	60
	Katitas Co. Ltd.	1,800	60
	Hitachi Transport System Ltd.	1,400	59
	Izumi Co. Ltd.	1,800	59
	Mabuchi Motor Co. Ltd.	1,700	59
	Hazama Ando Corp.	7,900	59
	Samty Residential Investment Corp.	54	59
	Sawai Group Holdings Co. Ltd.	1,300	59
	Kaneka Corp.	1,400	58
	Yamaguchi Financial Group Inc.	9,900	58
	Heiwa Real Estate Co. Ltd.	1,500	58
	Meitec Corp.	1,000	58
	Global One Real Estate Investment Corp.	51	58
	Nishimatsu Construction Co. Ltd.	1,800	57
	Morinaga & Co. Ltd.	1,600	56
	GS Yuasa Corp.	2,400	56
	Daicel Corp.	6,800	55
	Nippon Kayaku Co. Ltd.	5,000	55
	Kureha Corp.	800	55
	Rengo Co. Ltd.	6,700	55
	Ichigo Office REIT Investment Corp.	62	55
	OSG Corp.	3,000	54
	Seven Bank Ltd.	23,500	54
	MOS Food Services Inc.	1,800	54
	Itochu Advance Logistics Investment Corp.	35	54
*	MedPeer Inc.	1,400	54
	Nippo Corp.	1,800	53
	Benesse Holdings Inc.	2,400	52
	Daiichikosho Co. Ltd.	1,500	51
	Sankyu Inc.	1,100	51
	en Japan Inc.	1,500	51
	Kokuyo Co. Ltd.	2,900	51
*	Sagami Holdings Corp.	5,400	51
	Aeon Mall Co. Ltd.	3,300	50
	Takashimaya Co. Ltd.	5,000	50
	Daiwa Office Investment Corp.	7	50
*	Sanrio Co. Ltd.	2,500	50
	Fuji Seal International Inc.	2,200	49
	Rock Field Co. Ltd.	3,500	49
	Mitsuuroko Group Holdings Co. Ltd.	4,100	48
		Shares	Market Value• ($000)
	Mirait Holdings Corp.	2,400	48
	Sumitomo Rubber Industries Ltd.	3,900	47
	Information Services International-Dentsu Ltd.	1,200	47
	Nitto Boseki Co. Ltd.	1,500	47
	Oro Co. Ltd.	1,400	47
	Gunma Bank Ltd.	14,300	46
	Sotetsu Holdings Inc.	2,300	46
*	Yoshinoya Holdings Co. Ltd.	2,500	46
	Iriso Electronics Co. Ltd.	1,100	46
	Fujitsu General Ltd.	1,800	45
	Daio Paper Corp.	2,400	45
	Wacoal Holdings Corp.	2,100	44
	Hioki EE Corp.	600	44
	Nextage Co. Ltd.	2,200	44
	Daishi Hokuetsu Financial Group Inc.	1,800	44
	UT Group Co. Ltd.	1,600	44
	OKUMA Corp.	900	43
	Toyoda Gosei Co. Ltd.	2,000	43
	Yokohama Rubber Co. Ltd.	2,500	43
	TS Tech Co. Ltd.	3,200	43
	Colowide Co. Ltd.	2,700	43
	Ichibanya Co. Ltd.	1,000	43
	Milbon Co. Ltd.	700	43
	Optex Group Co. Ltd.	3,200	43
	Mori Trust Hotel Reit Inc.	35	43
	Yamato Kogyo Co. Ltd.	1,100	42
	Musashi Seimitsu Industry Co. Ltd.	2,400	42
	Fuji Soft Inc.	800	41
	Takuma Co. Ltd.	2,700	41
	Enigmo Inc.	3,100	41
	Pharma Foods International Co. Ltd.	1,500	41
*	Oisix ra daichi Inc.	1,200	41
	Aiful Corp.	12,400	40
	Ariake Japan Co. Ltd.	700	40
	Kyudenko Corp.	1,100	40
	Mitsubishi Logistics Corp.	1,400	40
	Toyobo Co. Ltd.	3,200	40
	Kiyo Bank Ltd.	2,700	39
	Nojima Corp.	1,600	39
	Sumitomo Bakelite Co. Ltd.	900	39
	Yaoko Co. Ltd.	600	39
	Artnature Inc.	6,100	39
	Monogatari Corp.	700	39
	Juroku Bank Ltd.	1,800	38
	Nichicon Corp.	3,800	38

48

ESG International Stock ETF
		Shares	Market Value• ($000)
	Okamura Corp.	2,500	38
	Shiga Bank Ltd.	2,200	38
	Tadano Ltd.	3,500	38
	Tokuyama Corp.	1,900	38
	Megachips Corp.	1,200	37
	Fujimori Kogyo Co. Ltd.	900	37
	Shizuoka Gas Co. Ltd.	3,200	37
	Transcosmos Inc.	1,200	37
	ValueCommerce Co. Ltd.	900	37
	Nippon Light Metal Holdings Co. Ltd.	2,090	37
	KOMEDA Holdings Co. Ltd.	2,000	37
	Citizen Watch Co. Ltd.	8,300	36
	Lintec Corp.	1,600	36
	Chuo Spring Co. Ltd.	3,600	36
	Kohnan Shoji Co. Ltd.	1,100	36
	Nisshin Oillio Group Ltd.	1,300	36
	Toridoll Holdings Corp.	1,700	36
	Japan Securities Finance Co. Ltd.	4,700	35
	Toyo Ink SC Holdings Co. Ltd.	1,900	35
	Anicom Holdings Inc.	4,400	35
	Nippon Electric Glass Co. Ltd.	1,600	34
	77 Bank Ltd.	3,000	34
	Toyota Boshoku Corp.	1,800	34
	Aiphone Co. Ltd.	1,700	34
	Awa Bank Ltd.	1,700	34
	ASKUL Corp.	2,200	34
	Kisoji Co. Ltd.	1,600	34
	Ogaki Kyoritsu Bank Ltd.	1,900	34
	TKC Corp.	1,000	34
*	Create Restaurants Holdings Inc.	4,500	34
	RS Technologies Co. Ltd.	600	34
	Resorttrust Inc.	1,900	33
	Nipro Corp.	2,800	33
	Shinwa Co. Ltd.	1,600	33
	Kurimoto Ltd.	2,200	33
	Kyokuyo Co. Ltd.	1,200	33
	Okura Industrial Co. Ltd.	1,600	33
	San-In Godo Bank Ltd.	6,400	33
	Fujikura Kasei Co. Ltd.	6,600	32
	San-Ai Oil Co. Ltd.	2,600	32
	Maruwa Unyu Kikan Co. Ltd.	2,400	32
	Base Co. Ltd.	700	32
	Glory Ltd.	1,500	31
	NHK Spring Co. Ltd.	4,300	31
	Megmilk Snow Brand Co. Ltd.	1,500	31
	Fujibo Holdings Inc.	800	31
		Shares	Market Value• ($000)
	Hokkoku Bank Ltd.	1,600	31
	Bank of Nagoya Ltd.	1,300	31
	S-Pool Inc.	3,600	31
	Paramount Bed Holdings Co. Ltd.	1,600	31
	Insource Co. Ltd.	1,600	31
	Tokyo Electron Device Ltd.	600	30
	Bank of Okinawa Ltd.	1,200	30
*	Royal Holdings Co. Ltd.	1,700	30
	Tsugami Corp.	2,100	30
	Tokai Tokyo Financial Holdings Inc.	8,000	29
	Japan Lifeline Co. Ltd.	2,400	29
	Ines Corp.	2,000	29
	Organo Corp.	500	29
*	Leopalace21 Corp.	13,500	29
	Valor Holdings Co. Ltd.	1,300	29
	Joyful Honda Co. Ltd.	2,300	29
	KeePer Technical Laboratory Co. Ltd.	900	29
	Ichikoh Industries Ltd.	4,600	28
	Key Coffee Inc.	1,400	28
	Kumiai Chemical Industry Co. Ltd.	3,400	28
	Riken Technos Corp.	5,300	28
	Tsubakimoto Chain Co.	900	28
	V-Cube Inc.	1,700	28
	Canon Marketing Japan Inc.	1,200	27
	Nisshinbo Holdings Inc.	3,200	27
	Fukui Bank Ltd.	1,900	27
	Funai Soken Holdings Inc.	1,100	27
	Fuso Pharmaceutical Industries Ltd.	1,200	27
	Joshin Denki Co. Ltd.	1,200	27
	Infocom Corp.	1,200	27
	Ryoyo Electro Corp.	1,300	27
	Saibu Gas Holdings Co. Ltd.	1,200	27
	EM Systems Co. Ltd.	3,700	27
	CRE Logistics REIT Inc.	13	27
*	NTN Corp.	11,400	26
	Hokkan Holdings Ltd.	2,000	26
	Nippon Seiki Co. Ltd.	2,300	26
	Ringer Hut Co. Ltd.	1,300	26
	Sanyo Denki Co. Ltd.	400	26
	Taikisha Ltd.	800	26
	MCJ Co. Ltd.	2,300	26
	TOKAI Holdings Corp.	3,100	26
	Japan Material Co. Ltd.	2,300	26
	Hiday Hidaka Corp.	1,700	25
	Nomura Co. Ltd.	3,100	25
	North Pacific Bank Ltd.	10,800	25
	KH Neochem Co. Ltd.	900	25

49

ESG International Stock ETF
		Shares	Market Value• ($000)
	Kintetsu World Express Inc.	1,000	24
	Fujiya Co. Ltd.	1,100	24
	Mitsubishi Pencil Co. Ltd.	1,800	24
	Nissha Co. Ltd.	1,500	24
	Sumitomo Osaka Cement Co. Ltd.	900	24
	Toho Holdings Co. Ltd.	1,400	24
	Earth Corp.	400	24
	Gree Inc.	4,000	24
	Itoham Yonekyu Holdings Inc.	3,400	23
	Belluna Co. Ltd.	3,100	23
	IDOM Inc.	2,700	23
	Daiwabo Holdings Co. Ltd.	1,200	23
	Eizo Corp.	600	23
	Mandom Corp.	1,500	23
	Tocalo Co. Ltd.	1,900	23
	Riken Keiki Co. Ltd.	900	23
	Ryoden Corp.	1,400	23
	Daito Pharmaceutical Co. Ltd.	700	23
	TechMatrix Corp.	1,300	23
*	Atom Corp.	3,000	22
	Furuno Electric Co. Ltd.	2,200	22
	Mitsui-Soko Holdings Co. Ltd.	900	22
	Nippon Densetsu Kogyo Co. Ltd.	1,300	22
	Okasan Securities Group Inc.	5,900	22
	Torishima Pump Manufacturing Co. Ltd.	2,600	22
	Yokowo Co. Ltd.	900	22
*	UACJ Corp.	900	22
	KYORIN Holdings Inc.	1,300	22
	Bell System24 Holdings Inc.	1,500	22
	Nippon Paper Industries Co. Ltd.	1,900	21
*	Chuetsu Pulp & Paper Co. Ltd.	1,900	21
	Nagaileben Co. Ltd.	900	21
	Nihon Parkerizing Co. Ltd.	2,000	21
	Seiren Co. Ltd.	1,200	21
	Toshiba TEC Corp.	500	21
	Topre Corp.	1,700	21
*	Istyle Inc.	5,500	21
	Japan Aviation Electronics Industry Ltd.	1,400	20
	Aomori Bank Ltd.	1,000	20
	Cosel Co. Ltd.	2,100	20
	Enplas Corp.	700	20
		Shares	Market Value• ($000)
	CMIC Holdings Co. Ltd.	1,500	20
	Nippon Suisan Kaisha Ltd.	3,600	20
	Showa Sangyo Co. Ltd.	800	20
	Takihyo Co. Ltd.	1,200	20
	SB Technology Corp.	700	20
	gremz Inc.	800	20
	Koa Corp.	1,300	19
	Kyodo Printing Co. Ltd.	800	19
	Matsuda Sangyo Co. Ltd.	700	19
	Mizuno Corp.	800	19
	Noritake Co. Ltd.	500	19
	Nippon Thompson Co. Ltd.	3,600	19
	Noritsu Koki Co. Ltd.	900	19
	Riso Kagaku Corp.	900	19
*	Toho Co. Ltd. (Kobe)	1,300	19
	Alpen Co. Ltd.	600	19
	Restar Holdings Corp.	1,100	19
	Exedy Corp.	1,200	18
	Maeda Road Construction Co. Ltd.	1,100	18
	Argo Graphics Inc.	600	18
	Alpha Systems Inc.	500	18
*	United Arrows Ltd.	1,100	18
*	Descente Ltd.	600	18
	Roland DG Corp.	700	18
	Adastria Co. Ltd.	1,100	18
	Hanwa Co. Ltd.	600	18
	Kato Sangyo Co. Ltd.	600	18
	Keihanshin Building Co. Ltd.	1,300	18
	Achilles Corp.	1,500	18
	Nanto Bank Ltd.	1,000	18
	Nissin Corp.	1,300	18
	Senko Group Holdings Co. Ltd.	2,100	18
	Totetsu Kogyo Co. Ltd.	800	18
	Toyo Kanetsu KK	800	18
	Takamiya Co. Ltd.	4,200	18
	Create SD Holdings Co. Ltd.	500	18
*	Vision Inc.	1,600	18
	Ebase Co. Ltd.	2,600	18
	Mori Trust Sogo Reit Inc.	12	17
	Nishi-Nippon Financial Holdings Inc.	2,700	17
	Fujimi Inc.	300	17
	Mochida Pharmaceutical Co. Ltd.	500	17
	Mitsubishi Logisnext Co. Ltd.	1,900	17
	Noritz Corp.	1,000	17
	Daihen Corp.	400	17
	Shinko Shoji Co. Ltd.	2,400	17

50

ESG International Stock ETF
		Shares	Market Value• ($000)
	SWCC Showa Holdings Co. Ltd.	800	17
	Japan Transcity Corp.	3,200	17
	Pasona Group Inc.	700	17
	Broadleaf Co. Ltd.	3,600	17
	Fujio Food Group Inc.	1,400	17
	GMO GlobalSign Holdings KK	400	17
	Okumura Corp.	600	16
	Aichi Bank Ltd.	500	16
	BML Inc.	400	16
	Future Corp.	700	16
	Eiken Chemical Co. Ltd.	800	16
	Fuso Chemical Co. Ltd.	400	16
	Marudai Food Co. Ltd.	1,000	16
	Musashino Bank Ltd.	1,000	16
	Ryosan Co. Ltd.	800	16
	Yokogawa Bridge Holdings Corp.	800	16
	Mizuho Leasing Co. Ltd.	500	16
	Tokushu Tokai Paper Co. Ltd.	400	16
*	Open Door Inc.	800	16
	Proto Corp.	1,200	16
	Maxvalu Tokai Co. Ltd.	700	16
	Maruzen Showa Unyu Co. Ltd.	500	15
	Nitta Corp.	600	15
	Oiles Corp.	1,000	15
	ST Corp.	900	15
	Sumida Corp.	1,300	15
	Sumitomo Warehouse Co. Ltd.	900	15
	Kyokuto Securities Co. Ltd.	2,000	15
	JCU Corp.	400	15
	Japan Medical Dynamic Marketing Inc.	700	15
	ASKA Pharmaceutical Holdings Co. Ltd.	1,600	15
	Autobacs Seven Co. Ltd.	1,000	14
	Tomy Co. Ltd.	1,400	14
	Avex Inc.	1,000	14
	Hodogaya Chemical Co. Ltd.	300	14
	Hokuto Corp.	800	14
*	Nippon Chemi-Con Corp.	700	14
	Shibuya Corp.	500	14
	Tachibana Eletech Co. Ltd.	1,000	14
	Takasago Thermal Engineering Co. Ltd.	700	14
	Yodogawa Steel Works Ltd.	600	14
	Yonex Co. Ltd.	2,000	14
		Shares	Market Value• ($000)
	Fuyo General Lease Co. Ltd.	200	14
	World Holdings Co. Ltd.	600	14
	Koshidaka Holdings Co. Ltd.	2,800	14
	Linical Co. Ltd.	1,900	14
*	TerraSky Co. Ltd.	700	14
	Ubicom Holdings Inc.	500	14
	Nippon Rietec Co. Ltd.	900	14
	Happinet Corp.	1,000	13
	Toppan Forms Co. Ltd.	1,400	13
	Keiyo Bank Ltd.	3,100	13
	Daiichi Jitsugyo Co. Ltd.	300	13
	Fukushima Galilei Co. Ltd.	300	13
	Kaga Electronics Co. Ltd.	500	13
	Nichi-iko Pharmaceutical Co. Ltd.	1,700	13
	Dip Corp.	400	13
	NS United Kaiun Kaisha Ltd.	400	13
	Shin Nippon Air Technologies Co. Ltd.	600	13
	Tochigi Bank Ltd.	8,000	13
*	WATAMI Co. Ltd.	1,500	13
	Yushin Precision Equipment Co. Ltd.	1,700	13
	Zojirushi Corp.	800	13
	Ohara Inc.	1,100	13
	JAC Recruitment Co. Ltd.	800	13
	TOMONY Holdings Inc.	4,400	13
	ARTERIA Networks Corp.	800	13
*	Heroz Inc.	700	13
	Geo Holdings Corp.	1,100	12
	Elematec Corp.	1,200	12
	Hosokawa Micron Corp.	200	12
	Kyokuto Kaihatsu Kogyo Co. Ltd.	800	12
	Kyosan Electric Manufacturing Co. Ltd.	2,800	12
	Nichiha Corp.	400	12
	Hyakugo Bank Ltd.	4,200	12
	Tosei Corp.	1,100	12
	Shimizu Bank Ltd.	800	12
	Tachi-S Co. Ltd.	1,000	12
	Unipres Corp.	1,400	12
	Starzen Co. Ltd.	600	12
	Duskin Co. Ltd.	500	12
	Hirata Corp.	200	12
	Maruha Nichiro Corp.	500	12
	Macromill Inc.	1,700	12
	Moriroku Holdings Co. Ltd.	600	12
	Relia Inc.	1,000	11

51

ESG International Stock ETF
		Shares	Market Value• ($000)
	Teikoku Electric Manufacturing Co. Ltd.	900	11
	Ehime Bank Ltd.	1,600	11
*	FDK Corp.	1,000	11
	Axial Retailing Inc.	300	11
	Kansai Super Market Ltd.	800	11
	Kenko Mayonnaise Co. Ltd.	800	11
	Kita-Nippon Bank Ltd.	800	11
	Komatsu Matere Co. Ltd.	1,200	11
	Halows Co. Ltd.	400	11
	Ichigo Inc.	3,400	11
	Nichiden Corp.	500	11
	Nippon Koei Co. Ltd.	400	11
	Okamoto Industries Inc.	300	11
	Prima Meat Packers Ltd.	400	11
	T-Gaia Corp.	600	11
	Shikoku Bank Ltd.	1,600	11
	Shima Seiki Manufacturing Ltd.	600	11
	Taiyo Holdings Co. Ltd.	200	11
	Pack Corp.	400	11
	Toho Bank Ltd.	5,700	11
	Union Tool Co.	300	11
	San ju San Financial Group Inc.	800	11
	Feed One Co. Ltd.	1,580	11
	Osaka Organic Chemical Industry Ltd.	300	11
	Direct Marketing MiX Inc.	300	11
	Bank of Saga Ltd.	800	10
	Belc Co. Ltd.	200	10
	DyDo Group Holdings Inc.	200	10
	Idec Corp.	500	10
	Maeda Corp.	1,400	10
	Matsuyafoods Holdings Co. Ltd.	300	10
	Nissin Electric Co. Ltd.	900	10
	Valqua Ltd.	500	10
	Hyakujushi Bank Ltd.	700	10
	Honeys Holdings Co. Ltd.	1,000	10
	Sekisui Jushi Corp.	500	10
	Shibaura Machine Co. Ltd.	400	10
	Mie Kotsu Group Holdings Inc.	2,300	10
	YAMABIKO Corp.	900	10
	Matsui Securities Co. Ltd.	1,300	9
	SKY Perfect JSAT Holdings Inc.	2,300	9
		Shares	Market Value• ($000)
*	CMK Corp.	2,400	9
	MTI Ltd.	1,400	9
	Miyazaki Bank Ltd.	500	9
*	PIA Corp.	300	9
	Anest Iwata Corp.	1,000	9
	Kojima Co. Ltd.	1,500	9
	Marvelous Inc.	1,400	9
	Neturen Co. Ltd.	1,500	9
	TPR Co. Ltd.	700	9
	Tokai Corp.	400	9
	Tsurumi Manufacturing Co. Ltd.	600	9
	Uchida Yoko Co. Ltd.	200	9
	Doutor Nichires Holdings Co. Ltd.	600	9
	Senshu Ikeda Holdings Inc.	5,700	9
*	CHIMNEY Co. Ltd.	700	9
*	World Co. Ltd.	700	9
	Fixstars Corp.	1,200	9
	Central Glass Co. Ltd.	400	8
	Chugoku Marine Paints Ltd.	1,000	8
	Dai Nippon Toryo Co. Ltd.	1,000	8
	V Technology Co. Ltd.	200	8
	Piolax Inc.	600	8
	Koatsu Gas Kogyo Co. Ltd.	1,200	8
	Michinoku Bank Ltd.	1,000	8
	Nippon Signal Co. Ltd.	1,000	8
	Okinawa Electric Power Co. Inc.	630	8
	Pacific Metals Co. Ltd.	500	8
	Riken Vitamin Co. Ltd.	500	8
	Sinko Industries Ltd.	400	8
	SMK Corp.	400	8
	Toa Corp.	400	8
	Towa Bank Ltd.	1,700	8
	Towa Pharmaceutical Co. Ltd.	300	8
	Nisso Corp.	1,200	8
	Orient Corp.	5,000	7
	Advan Group Co. Ltd.	800	7
*	J Trust Co. Ltd.	2,100	7
*	Daisyo Corp.	800	7
	Godo Steel Ltd.	500	7
*	KNT-CT Holdings Co. Ltd.	600	7
	Miroku Jyoho Service Co. Ltd.	500	7
	Okuwa Co. Ltd.	700	7
	Dai-Dan Co. Ltd.	300	7
	Raito Kogyo Co. Ltd.	400	7
*	Gurunavi Inc.	1,600	7
	Solasto Corp.	500	7

52

ESG International Stock ETF
		Shares	Market Value• ($000)
	Grace Technology Inc.	600	7
	Chukyo Bank Ltd.	500	6
	Computer Engineering & Consulting Ltd.	400	6
	PAL GROUP Holdings Co. Ltd.	400	6
	Sumitomo Mitsui Construction Co. Ltd.	1,300	6
	Nippon Soda Co. Ltd.	200	6
	Oki Electric Industry Co. Ltd.	700	6
	Pacific Industrial Co. Ltd.	500	6
	Digital Holdings Inc.	400	6
	Sanoh Industrial Co. Ltd.	600	6
	Shinmaywa Industries Ltd.	700	6
	Taki Chemical Co. Ltd.	100	6
*	Japan Display Inc.	19,700	6
	H2O Retailing Corp.	700	5
*	Akebono Brake Industry Co. Ltd.	2,700	5
	Chiyoda Integre Co. Ltd.	300	5
	Gakken Holdings Co. Ltd.	400	5
	Kanamoto Co. Ltd.	200	5
	Kanematsu Corp.	400	5
	Nitto Kogyo Corp.	300	5
	Ohsho Food Service Corp.	100	5
	Obara Group Inc.	100	4
	Gunze Ltd.	100	4
	Seiko Holdings Corp.	200	4
	Kameda Seika Co. Ltd.	100	4
	Sangetsu Corp.	300	4
	Toho Zinc Co. Ltd.	200	4
*	Nippon Sheet Glass Co. Ltd.	600	3
	Press Kogyo Co. Ltd.	1,000	3
	Yahagi Construction Co. Ltd.	500	3
	Qol Holdings Co. Ltd.	200	3
	KAWADA TECHNOLOGIES Inc.	100	3
	Sankyo Tateyama Inc.	500	3
	Futaba Industrial Co. Ltd.	500	2
	Riken Corp.	100	2
	Tamron Co. Ltd.	100	2
			426,744
Kuwait (0.2%)
	National Bank of Kuwait SAKP	654,043	2,035
	Kuwait Finance House KSCP	298,856	821
		Shares	Market Value• ($000)
	Agility Public Warehousing Co. KSC	125,581	417
	Mobile Telecommunications Co. KSCP	153,049	311
	Mabanee Co. KPSC	67,788	174
*	Warba Bank KSCP	159,738	142
	Gulf Bank KSCP	156,761	125
	Qurain Petrochemical Industries Co.	66,443	85
*	National Industries Group Holding SAK	100,890	77
*	Kuwait International Bank KSCP	100,405	75
*	Alimtiaz Investment Group KSC	155,614	64
*	Integrated Holding Co. KCSC	46,810	58
	Burgan Bank SAK	67,573	51
			4,435
Malaysia (0.5%)
	Public Bank Bhd.	1,530,500	1,539
	Malayan Banking Bhd.	568,900	1,149
	CIMB Group Holdings Bhd.	703,700	831
	Tenaga Nasional Bhd.	216,700	545
	Press Metal Aluminium Holdings Bhd.	388,600	505
	Top Glove Corp. Bhd.	503,900	485
	Petronas Chemicals Group Bhd.	240,600	480
	Axiata Group Bhd.	427,500	426
	DiGi.Com Bhd.	343,300	363
	IHH Healthcare Bhd.	215,400	331
	Hong Leong Bank Bhd.	64,700	299
	Maxis Bhd.	250,200	282
	IGB REIT	674,100	275
	MISC Bhd.	150,774	262
	PPB Group Bhd.	58,800	262
	Hartalega Holdings Bhd.	134,900	239
	Sime Darby Plantation Bhd.	235,400	228
	IOI Corp. Bhd.	227,000	225
*	AMMB Holdings Bhd.	283,400	207
	Sime Darby Bhd.	364,000	206
	ViTrox Corp. Bhd.	40,100	181
	Kuala Lumpur Kepong Bhd.	33,000	170
	TIME dotCom Bhd.	149,400	166
	RHB Bank Bhd.	120,800	163
	Alliance Bank Malaysia Bhd.	261,000	161
	Nestle Malaysia Bhd.	4,900	159
	Inari Amertron Bhd.	180,600	150
	Petronas Gas Bhd.	36,800	149

53

ESG International Stock ETF
		Shares	Market Value• ($000)
	AEON Credit Service M Bhd.	50,900	148
	Bermaz Auto Bhd.	364,300	143
	HAP Seng Consolidated Bhd.	67,400	138
	Bursa Malaysia Bhd.	75,400	136
	Supermax Corp. Bhd.	152,208	121
	Mega First Corp. Bhd.	141,200	121
	Malaysian Pacific Industries Bhd.	11,400	121
*	Gamuda Bhd.	165,200	120
	IJM Corp. Bhd.	260,700	118
	Frontken Corp. Bhd.	144,600	118
*	Malaysia Airports Holdings Bhd.	73,200	117
	VS Industry Bhd.	328,200	114
	Pentamaster Corp. Bhd.	87,050	111
	My EG Services Bhd.	239,800	107
	Telekom Malaysia Bhd.	70,582	104
	QL Resources Bhd.	74,800	100
	D&O Green Technologies Bhd.	67,500	85
	Kossan Rubber Industries	110,400	82
	Genting Plantations Bhd.	41,700	77
	Malakoff Corp. Bhd.	352,700	75
	Yinson Holdings Bhd.	61,400	72
	Westports Holdings Bhd.	66,500	70
	Hong Leong Financial Group Bhd.	15,600	68
	IOI Properties Group Bhd.	218,300	67
	UWC Bhd.	49,800	66
	KPJ Healthcare Bhd.	267,700	64
	Scientex Bhd.	59,100	64
	Malaysia Building Society Bhd.	382,200	59
	Padini Holdings Bhd.	73,900	56
	Sunway Bhd.	125,200	54
	Sime Darby Property Bhd.	330,100	49
*	AirAsia Group Bhd.	173,000	38
	YTL Power International Bhd.	210,700	36
*	YTL Corp. Bhd.	215,863	35
	Muhibbah Engineering M Bhd.	155,300	35
	Cahya Mata Sarawak Bhd.	102,500	31
	FGV Holdings Bhd.	86,200	31
	Fraser & Neave Holdings Bhd.	4,400	30
*	Pos Malaysia Bhd.	148,200	28
	Malaysian Resources Corp. Bhd.	157,800	15
		Shares	Market Value• ($000)
*	SP Setia Bhd. Group	54,100	15
*	UEM Sunrise Bhd.	131,300	12
	Astro Malaysia Holdings Bhd.	44,400	12
	Leong Hup International Bhd.	68,700	11
*	WCT Holdings Bhd.	75,548	10
			13,722
Mexico (0.7%)
	America Movil SAB de CV Series L	3,582,241	3,526
	Grupo Financiero Banorte SAB de CV	361,100	2,384
	Fomento Economico Mexicano SAB de CV	255,623	2,226
	Wal-Mart de Mexico SAB de CV	600,900	2,138
*	Cemex SAB de CV	1,863,200	1,531
	Grupo Bimbo SAB de CV Series A Class A	459,834	1,164
[1]	Macquarie Mexico Real Estate Management SA de CV	555,063	719
	PLA Administradora Industrial S de RL de CV	284,900	450
*	Grupo Aeroportuario del Pacifico SAB de CV Class B	23,900	278
	Grupo Elektra SAB de CV	3,455	275
	Fibra Uno Administracion SA de CV	214,600	244
*	Grupo Aeroportuario del Sureste SAB de CV Class B	12,900	232
*	Controladora Vuela Cia de Aviacion SAB de CV Class A	81,500	163
	Orbia Advance Corp. SAB de CV	51,600	147
	Grupo Herdez SAB de CV Series BLANK	65,700	142
	Gruma SAB de CV Class B	11,925	136
*	Grupo Financiero Inbursa SAB de CV	130,700	125
*	Grupo Aeroportuario del Centro Norte SAB de CV Class B	20,253	122
*	Industrias Penoles SAB de CV	7,930	112
	Coca-Cola Femsa SAB de CV	18,285	106
	Regional SAB de CV	14,000	86
	Arca Continental SAB de CV	12,900	83

54

ESG International Stock ETF
		Shares	Market Value• ($000)
	Grupo Carso SAB de CV Series A1	23,600	80
[1]	Banco del Bajio SA	41,500	79
	Prologis Property Mexico SA de CV	32,474	75
	Bolsa Mexicana de Valores SAB de CV	33,500	69
*	Telesites SAB de CV	75,400	69
	GCC SAB de CV	7,900	64
*	Alsea SAB de CV	29,400	58
	Kimberly-Clark de Mexico SAB de CV Class A	30,500	54
	La Comer SAB de CV	30,000	54
	Corp. Inmobiliaria Vesta SAB de CV	26,400	49
	Qualitas Controladora SAB de CV	9,100	43
*	Gentera SAB de CV	76,600	42
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	34,300	40
*	Genomma Lab Internacional SAB de CV Class B	40,500	39
*	Grupo Rotoplas SAB de CV	21,769	36
	Concentradora Fibra Danhos SA de CV	25,700	32
*	Axtel SAB de CV	100,863	29
*	Unifin Financiera SAB de CV	20,124	29
*	Credito Real SAB de CV SOFOM ER	35,500	27
	El Puerto de Liverpool SAB de CV	5,800	26
	Grupo Comercial Chedraui SA de CV	16,200	25
	Grupo Lala SAB de CV Class B	22,900	20
*,1	Nemak SAB de CV	33,200	11
			17,439
Netherlands (3.6%)
	ASML Holding NV	41,924	34,964
*,1	Adyen NV	2,970	9,599
*	Prosus NV	92,082	8,151
	ING Groep NV	414,303	5,715
	Koninklijke Philips NV	98,109	4,521
	Koninklijke DSM NV	19,503	4,152
	Koninklijke Ahold Delhaize NV	107,563	3,629
	Wolters Kluwer NV	31,538	3,627
	Akzo Nobel NV	22,509	2,774
	ASM International NV	5,507	2,137
	IMCD NV	9,175	1,807
		Shares	Market Value• ($000)
[3]	NN Group NV	29,134	1,511
	Koninklijke KPN NV	440,307	1,410
	Randstad NV	16,729	1,232
	ASR Nederland NV	21,745	994
[3]	Aegon NV	178,383	881
	TKH Group NV NA	10,296	631
[1]	Signify NV	9,152	513
	BE Semiconductor Industries NV	5,325	484
*,1	ABN AMRO Bank NV NA	29,805	415
*	Galapagos NV	5,739	339
	Koninklijke Vopak NV	7,388	320
	Corbion NV	3,441	185
	Boskalis Westminster	4,957	163
	PostNL NV	26,890	141
	APERAM SA	2,130	131
*,1	Basic-Fit NV	2,409	112
*	OCI NV	4,004	98
	Eurocommercial Properties NV NA	3,206	81
[1]	GrandVision NV	2,361	79
*,1	Intertrust NV	3,923	61
[1]	Flow Traders	1,304	53
*	Sligro Food Group NV	1,092	31
	NSI NV	625	26
*,1	Alfen Beheer BV	239	26
	Vastned Retail NV	701	20
*	Accell Group NV	378	18
	Wereldhave NV	895	14
*	TomTom NV	1,235	10
			91,055
New Zealand (0.3%)
	Fisher & Paykel Healthcare Corp. Ltd.	70,998	1,657
	Spark New Zealand Ltd.	359,402	1,234
*	Auckland International Airport Ltd.	193,420	983
	Contact Energy Ltd.	159,905	918
	Meridian Energy Ltd.	129,247	477
*	a2 Milk Co. Ltd.	104,239	444
	Ryman Healthcare Ltd.	22,205	243
	Fletcher Building Ltd.	41,932	221
	Mercury NZ Ltd.	45,847	215
	Infratil Ltd.	30,393	160
	Precinct Properties New Zealand Ltd.	114,569	138
	EBOS Group Ltd.	5,104	129
	Chorus Ltd.	24,295	120
*	Pushpay Holdings Ltd.	74,424	93
	Summerset Group Holdings Ltd.	7,897	84
	Argosy Property Ltd.	68,829	80
	Goodman Property Trust	41,081	75
	Kiwi Property Group Ltd.	80,968	66

55

ESG International Stock ETF
		Shares	Market Value• ($000)
	Heartland Group Holdings Ltd.	36,880	60
	Vital Healthcare Property Trust	24,388	57
	Freightways Ltd.	4,706	42
	Skellerup Holdings Ltd.	10,567	41
*	Pacific Edge Ltd.	33,079	33
	Kathmandu Holdings Ltd.	32,990	32
*	Air New Zealand Ltd.	26,170	28
	Arvida Group Ltd.	11,767	17
*	Vista Group International Ltd.	9,316	16
*	Tourism Holdings Ltd.	8,218	14
	Scales Corp. Ltd.	3,089	11
*	Synlait Milk Ltd.	1,759	4
			7,692
Norway (0.6%)
	DNB Bank ASA	117,008	2,470
	Mowi ASA	59,531	1,595
	Norsk Hydro ASA	217,596	1,502
	Telenor ASA	79,620	1,395
	Yara International ASA	27,140	1,363
	TOMRA Systems ASA	18,621	1,144
	Storebrand ASA	108,842	966
*	Nordic Semiconductor ASA	25,369	825
	Schibsted ASA Class B	8,725	405
*	Adevinta ASA	15,939	321
	Bakkafrost P/F	3,548	312
	Schibsted ASA Class A	5,831	311
*	NEL ASA	187,791	308
[1]	Scatec ASA	13,230	273
[1]	Entra ASA	9,765	221
	Salmar ASA	2,436	163
	Gjensidige Forsikring ASA	5,807	136
	Borregaard ASA	4,990	130
	Bank Norwegian ASA	9,711	115
	Aker ASA Class A	1,171	84
	SpareBank 1 SR-Bank ASA	6,069	82
	SpareBank 1 SMN	5,532	79
[1]	BW LPG Ltd.	13,046	69
*	Atea ASA	3,166	65
*,1	Crayon Group Holding ASA	3,375	65
	Leroy Seafood Group ASA	5,955	53
[1]	Sbanken ASA	3,743	44
	Veidekke ASA	3,082	40
*	Frontline Ltd.	4,078	29
*	Hexagon Composites ASA	6,571	25
	Austevoll Seafood ASA	1,525	20
		Shares	Market Value• ($000)
*,1	Elkem ASA	4,052	17
*	Grieg Seafood ASA	1,064	11
			14,638
Pakistan (0.0%)
	Searle Co. Ltd.	77,215	106
*	Lucky Cement Ltd.	16,400	82
*	SUI Southern Gas Co. Ltd.	960,102	73
	Millat Tractors Ltd.	10,687	71
	Bank Alfalah Ltd.	313,812	61
	MCB Bank Ltd.	43,000	43
	Habib Bank Ltd.	54,867	41
	Hub Power Co. Ltd.	68,436	33
	Fauji Fertilizer Co. Ltd.	50,537	32
*	Fauji Cement Co. Ltd.	244,500	31
	United Bank Ltd.	40,658	30
*	National Bank of Pakistan	134,500	27
	Kot Addu Power Co. Ltd.	77,500	18
*	DG Khan Cement Co. Ltd.	23,500	15
	SUI Northern Gas Pipeline	41,500	12
	Engro Corp. Ltd.	2,420	4
			679
Philippines (0.2%)
	Ayala Land Inc.	1,002,700	680
	BDO Unibank Inc.	295,940	654
	Bank of the Philippine Islands	333,110	558
	Ayala Corp.	20,270	322
	International Container Terminal Services Inc.	69,190	259
	JG Summit Holdings Inc.	183,920	240
	PLDT Inc.	5,925	174
	Universal Robina Corp.	57,240	173
	Metropolitan Bank & Trust Co.	124,857	113
	Wilcon Depot Inc.	222,400	112
	Manila Electric Co.	19,170	109
	Globe Telecom Inc.	1,805	99
	Jollibee Foods Corp.	20,430	83
	Security Bank Corp.	29,720	68
	Metro Pacific Investments Corp.	813,000	63
	GT Capital Holdings Inc.	5,680	62
	Century Pacific Food Inc.	115,400	59
	AC Energy Corp.	264,300	51
*	Manila Water Co. Inc.	135,400	49
[2]	First Gen Corp.	79,400	45
	Aboitiz Power Corp.	79,100	45
	Robinsons Retail Holdings Inc.	43,330	44

56

ESG International Stock ETF
		Shares	Market Value• ($000)
	Nickel Asia Corp.	306,300	35
	Puregold Price Club Inc.	41,700	35
*	Cebu Air Inc.	33,720	30
	Vista Land & Lifescapes Inc.	258,100	18
	D&L Industries Inc.	101,700	16
	Filinvest Land Inc.	339,000	8
*,1	CEMEX Holdings Philippines Inc.	222,933	5
			4,209
Poland (0.2%)
*	Powszechna Kasa Oszczednosci Bank Polski SA	121,373	1,332
*	Bank Polska Kasa Opieki SA	33,645	941
*	Powszechny Zaklad Ubezpieczen SA	78,213	829
*,1	Allegro.eu SA	38,704	718
	KGHM Polska Miedz SA	11,251	524
	CD Projekt SA	6,820	303
*,1	Dino Polska SA	2,789	236
	LPP SA	47	171
	KRUK SA	1,165	96
	Cyfrowy Polsat SA	9,908	95
*	Santander Bank Polska SA	1,183	93
*	Orange Polska SA	35,360	76
*	Bank Millennium SA	38,812	67
*	Alior Bank SA	5,709	65
*	mBank SA	483	47
*	CCC SA	1,468	47
	Asseco Poland SA	2,077	46
*	AmRest Holdings SE	2,391	20
	Warsaw Stock Exchange	1,564	18
*	Bank Handlowy w Warszawie SA	1,155	14
			5,738
Portugal (0.1%)
	EDP Renovaveis SA	26,290	699
	Jeronimo Martins SGPS SA	13,205	280
	CTT-Correios de Portugal SA	36,082	196
	REN - Redes Energeticas Nacionais SGPS SA	46,945	137
*	Banco Comercial Portugues SA	534,629	83
	NOS SGPS SA	13,833	58
	Sonae SGPS SA	24,794	27
	Altri SGPS SA	4,107	27
	Corticeira Amorim SGPS SA	1,299	18
	Navigator Co. SA	4,298	16
		Shares	Market Value• ($000)
*,3	Mota-Engil SGPS SA	10,000	16
*	Greenvolt-Energias Renovaveis SA	74	—
			1,557
Qatar (0.2%)
	Qatar National Bank QPSC	426,678	2,246
	Masraf Al Rayan QSC	270,610	338
	Commercial Bank PSQC	151,448	251
	Qatar Gas Transport Co. Ltd.	236,546	201
	Mesaieed Petrochemical Holding Co.	245,876	135
	Vodafone Qatar QSC	293,215	128
	Doha Bank QPSC	147,592	117
	Qatar Aluminum Manufacturing Co.	258,347	116
	Ooredoo QPSC	55,657	105
	United Development Co. QSC	233,213	97
	Barwa Real Estate Co.	105,199	88
	Medicare Group	35,152	81
			3,903
Romania (0.0%)
	Banca Transilvania SA	157,207	112
Russia (0.3%)
	Sberbank of Russia PJSC	1,026,890	4,608
	Magnit PJSC	4,481	339
	Polyus PJSC	1,688	305
	Novolipetsk Steel PJSC	87,720	296
	Moscow Exchange MICEX-RTS PJSC	118,160	296
	Mobile TeleSystems PJSC	63,420	287
*	ENEL RUSSIA PJSC	20,128,000	236
	Sistema PJSFC	466,300	193
	VTB Bank PJSC GDR	131,516	183
*	Aeroflot PJSC	169,870	161
	Inter RAO UES PJSC	2,360,000	149
[1]	Detsky Mir PJSC	76,250	144
	Rostelecom PJSC	108,980	140
	PhosAgro PJSC	2,035	135
	Unipro PJSC	2,240,000	86
	Mobile TeleSystems PJSC ADR	8,336	78
	VTB Bank PJSC	104,470,000	76
	RusHydro PJSC	6,697,000	75
	M.Video PJSC	8,029	68
	Polyus PJSC GDR	736	65
	OGK-2 PJSC	6,493,000	63
	Rosseti Lenenergo PJSC Preference Shares	25,440	61

57

ESG International Stock ETF
		Shares	Market Value• ($000)
	Mosenergo PJSC	1,671,000	57
	TGC-1 PJSC	307,000,000	48
	Federal Grid Co. Unified Energy System PJSC	12,120,000	33
	ROSSETI PJSC	1,524,000	27
			8,209
Saudi Arabia (0.6%)
	Al Rajhi Bank	119,577	3,857
	Saudi National Bank	210,122	3,405
	Saudi Telecom Co.	53,957	1,942
*	Saudi Arabian Mining Co.	37,266	723
	Saudi British Bank	77,915	715
	Alinma Bank	57,598	352
	Arab National Bank	54,745	334
	Jarir Marketing Co.	5,362	310
	Arriyadh Development Co.	30,775	256
	Savola Group	23,933	256
*	Saudi Airlines Catering Co.	11,485	251
	Almarai Co. JSC	15,676	243
	Sahara International Petrochemical Co.	25,361	225
	Jadwa REIT Saudi Fund	53,929	218
*	Mobile Telecommunications Co. Saudi Arabia	48,465	187
	Leejam Sports Co. JSC	6,175	156
	Abdullah Al Othaim Markets Co.	4,801	148
*	Dur Hospitality Co.	15,330	133
	Hail Cement Co.	26,970	126
*	Mediterranean & Gulf Insurance & Reinsurance Co.	18,975	124
*	Saudi Ground Services Co.	13,127	123
	Arabian Centres Co. Ltd.	18,033	120
	Yanbu Cement Co.	10,314	118
	Eastern Province Cement Co.	7,888	109
	Saudia Dairy & Foodstuff Co.	2,368	106
	Saudi Ceramic Co.	5,858	103
*	National Industrialization Co.	17,469	97
*	Tabuk Cement Co.	16,208	96
	Najran Cement Co.	16,282	92
	Bawan Co.	8,321	89
	Astra Industrial Group	7,493	87
	City Cement Co.	11,193	87
	Northern Region Cement Co.	15,518	72
		Shares	Market Value• ($000)
*	Abdul Mohsen Al-Hokair Tourism & Development Co.	10,676	69
*	Aseer Trading Tourism & Manufacturing Co.	7,942	53
	United International Transportation Co.	2,906	39
*	Saudi Public Transport Co.	4,324	33
*	Zamil Industrial Investment Co.	2,495	25
*	Al Jouf Cement Co.	2,686	9
			15,488
Singapore (0.8%)
	DBS Group Holdings Ltd.	198,800	4,408
	Oversea-Chinese Banking Corp. Ltd.	369,900	3,130
	United Overseas Bank Ltd.	146,400	2,772
	Singapore Telecommunications Ltd.	778,000	1,339
	CapitaLand Ltd.	371,500	1,102
	Singapore Exchange Ltd.	145,400	1,067
	UOL Group Ltd.	142,900	742
	Wilmar International Ltd.	236,787	727
	ComfortDelGro Corp. Ltd.	564,300	678
	Singapore Press Holdings Ltd.	287,900	415
	Ascendas REIT	179,900	406
	Sabana Shari'ah Compliant Industrial REIT	904,400	302
*	Singapore Airlines Ltd.	68,300	256
	Frasers Logistics & Commercial Trust	172,889	193
	Venture Corp. Ltd.	13,200	188
	AIMS APAC REIT	132,800	153
	Keppel DC REIT	80,423	149
	Lendlease Global Commercial REIT	212,000	140
	Starhill Global REIT	299,900	133
	ESR-REIT	355,878	123
	Far East Hospitality Trust	233,600	102
	Frasers Centrepoint Trust	56,919	98
	NetLink NBN Trust	132,300	95
	Manulife US REIT	128,194	94
	Sembcorp Industries Ltd.	62,400	89
	Hutchison Port Holdings Trust	420,000	86
	Frasers Hospitality Trust	214,200	79

58

ESG International Stock ETF
		Shares	Market Value• ($000)
*	SATS Ltd.	23,700	72
	Cromwell European REIT	24,540	71
	Ascott Residence Trust	82,800	62
	Golden Agri-Resources Ltd.	341,300	58
*	Sembcorp Marine Ltd.	883,631	56
	Keppel Infrastructure Trust	136,900	55
	Keppel REIT	43,700	34
	Riverstone Holdings Ltd.	36,000	34
	AEM Holdings Ltd.	10,200	31
	Raffles Medical Group Ltd.	23,700	25
	StarHub Ltd.	21,100	19
	Singapore Post Ltd.	36,200	18
	Olam International Ltd.	14,300	17
	First Resources Ltd.	15,300	17
*	Lippo Malls Indonesia Retail Trust	377,780	17
	Silverlake Axis Ltd.	54,100	11
*	Yoma Strategic Holdings Ltd.	71,400	7
*,2	Eagle Hospitality Trust	38,000	5
*,2	Best World International Ltd.	3,000	3
*	Sembcorp Marine Ltd. Rights Exp. 9/14/21	1,325,446	3
			19,681
South Africa (1.1%)
	Naspers Ltd.	22,745	3,924
	FirstRand Ltd.	507,795	2,162
	Standard Bank Group Ltd.	149,785	1,530
	Impala Platinum Holdings Ltd.	92,990	1,425
	Capitec Bank Holdings Ltd.	9,553	1,250
*	Absa Group Ltd.	101,767	1,102
*	Bid Corp. Ltd.	43,640	959
	Gold Fields Ltd.	95,074	903
	Sanlam Ltd.	197,426	875
	Shoprite Holdings Ltd.	68,345	864
	Bidvest Group Ltd.	55,409	781
	Clicks Group Ltd.	36,108	753
	Remgro Ltd.	82,423	685
	Vodacom Group Ltd.	68,385	675
	Mr Price Group Ltd.	45,014	674
	Anglo American Platinum Ltd.	5,355	607
*	Nedbank Group Ltd.	47,524	606
	Growthpoint Properties Ltd.	542,932	578
	SPAR Group Ltd.	40,073	572
*	Foschini Group Ltd.	52,833	544
		Shares	Market Value• ($000)
	AVI Ltd.	96,808	507
	Imperial Logistics Ltd.	101,741	439
*	Northam Platinum Ltd.	29,612	408
*	Aspen Pharmacare Holdings Ltd.	23,157	312
	Old Mutual Ltd.	287,740	304
	Harmony Gold Mining Co. Ltd.	73,642	275
	MultiChoice Group	28,007	222
	Tiger Brands Ltd.	16,213	208
*	Discovery Ltd.	22,725	202
*	Woolworths Holdings Ltd.	44,809	195
	NEPI Rockcastle plc	24,792	179
*	Life Healthcare Group Holdings Ltd.	83,535	142
*	Redefine Properties Ltd.	431,631	136
	Irongate Group	108,424	126
*	Bytes Technology Group plc	17,206	121
	Kumba Iron Ore Ltd.	2,524	113
	Truworths International Ltd.	23,105	106
	PSG Group Ltd.	18,993	99
*	Sappi Ltd.	32,005	97
	African Rainbow Minerals Ltd.	4,474	80
	Barloworld Ltd.	9,841	73
	Pick n Pay Stores Ltd.	17,483	70
*	Netcare Ltd.	58,579	68
	Motus Holdings Ltd.	10,104	65
	Transaction Capital Ltd.	24,092	63
	Royal Bafokeng Platinum Ltd.	8,826	54
	Rand Merchant Investment Holdings Ltd.	24,312	53
	Ninety One Ltd.	13,890	48
	Fortress REIT Ltd. Class A	42,461	47
	Omnia Holdings Ltd.	12,166	45
*	Telkom SA SOC Ltd.	16,420	43
	Equites Property Fund Ltd.	27,807	39
*	Super Group Ltd.	16,852	38
	Momentum Metropolitan Holdings	24,706	34
	Resilient REIT Ltd.	8,354	33
*	KAP Industrial Holdings Ltd.	97,644	31
	Hyprop Investments Ltd.	16,725	31
*,1	Pepkor Holdings Ltd.	18,741	30
	SA Corporate Real Estate Ltd.	192,130	29
	Advtech Ltd.	24,227	28

59

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Fortress REIT Ltd. Class B	128,098	26
	DRDGOLD Ltd.	24,680	24
	AECI Ltd.	3,214	23
	Cashbuild Ltd.	1,125	22
*	Attacq Ltd.	41,176	21
	DataTec Ltd.	9,473	20
	JSE Ltd.	2,651	19
[1]	Dis-Chem Pharmacies Ltd.	8,756	19
*	Liberty Holdings Ltd.	2,847	18
*	Famous Brands Ltd.	4,683	18
	Coronation Fund Managers Ltd.	4,546	16
	Emira Property Fund Ltd.	21,018	15
	Investec Property Fund Ltd.	17,394	13
*	EPP NV	15,500	12
*	Santam Ltd.	637	11
*	Massmart Holdings Ltd.	2,664	11
	Raubex Group Ltd.	3,971	8
	Altron Ltd. Class A	8,295	6
	Astral Foods Ltd.	453	5
			26,969
South Korea (4.1%)
	Samsung Electronics Co. Ltd.	442,428	29,208
	Samsung Electronics Co. Ltd. Preference Shares	136,391	8,315
	NAVER Corp.	13,866	5,250
	SK Hynix Inc.	52,953	4,848
	Kakao Corp.	28,271	3,772
	Samsung SDI Co. Ltd.	5,405	3,684
	LG Chem Ltd.	4,910	3,199
*	Celltrion Inc.	10,680	2,692
	KB Financial Group Inc.	39,296	1,788
	Shinhan Financial Group Co. Ltd.	50,317	1,676
	Hyundai Mobis Co. Ltd.	6,258	1,494
	LG Electronics Inc.	10,751	1,313
	LG Household & Health Care Ltd.	928	1,169
	Hana Financial Group Inc.	28,060	1,087
*	HMM Co. Ltd.	28,667	1,036
*,1	Samsung Biologics Co. Ltd.	1,246	1,036
	Samsung Electro-Mechanics Co. Ltd.	5,959	946
*	Celltrion Healthcare Co. Ltd.	6,717	714
	LG Corp.	7,507	616
	Amorepacific Corp.	3,064	600
		Shares	Market Value• ($000)
	SK Telecom Co. Ltd.	2,315	595
	Samsung Fire & Marine Insurance Co. Ltd.	2,708	527
	Samsung Securities Co. Ltd.	12,298	523
	Mirae Asset Securities Co. Ltd.	61,275	465
	CJ CheilJedang Corp.	1,120	438
	Woori Financial Group Inc.	44,855	434
	BNK Financial Group Inc.	56,891	380
*	LG Display Co. Ltd.	21,221	373
	Samsung SDS Co. Ltd.	2,429	361
	LG Electronics Inc. Preference Shares	5,921	356
	Samsung Life Insurance Co. Ltd.	5,168	331
	SK Telecom Co. Ltd. ADR	11,241	324
	POSCO Chemical Co. Ltd.	2,417	323
	Amorepacific Corp. Preference Shares	4,447	304
	Coway Co. Ltd.	4,432	299
	Lotte Chemical Corp.	1,258	271
	Hankook Tire & Technology Co. Ltd.	6,710	269
	Kumho Petrochemical Co. Ltd.	1,551	259
*	Samsung Engineering Co. Ltd.	13,291	255
*	Hanwha Solutions Corp.	7,209	253
*	Celltrion Pharm Inc.	1,664	247
	Industrial Bank of Korea	26,828	238
	Hyundai Steel Co.	5,227	229
	Hyundai Glovis Co. Ltd.	1,366	228
	DB Insurance Co. Ltd.	4,477	226
	LG Chem Ltd. Preference Shares	753	224
	DB HiTek Co. Ltd.	4,171	214
	LG Innotek Co. Ltd.	1,101	204
	Hyosung TNC Corp.	298	199
	L&F Co. Ltd.	1,951	194
	SKC Co. Ltd.	1,399	191
*	Alteogen Inc.	2,573	188
*	Coreana Cosmetics Co. Ltd.	46,043	182
*	Samsung Heavy Industries Co. Ltd.	31,983	173
	JR Reit XXVII	37,997	173
*	Kakao Games Corp.	2,472	173
	Ecopro Co. Ltd.	1,772	170
	LG Uplus Corp.	13,363	162
	Osstem Implant Co. Ltd.	1,176	162
	Ecopro BM Co. Ltd.	582	160

60

ESG International Stock ETF
		Shares	Market Value• ($000)
	Interpark Corp.	19,286	159
	Hansol Chemical Co. Ltd.	629	157
*	Hanjin Kal Corp.	2,743	156
*	OCI Co. Ltd.	1,402	153
	Hanon Systems	10,770	153
	Green Cross Corp.	457	151
*	F&F Co. Ltd.	239	149
	Seegene Inc.	2,606	148
	CJ ENM Co. Ltd.	1,089	143
*	Hyosung Advanced Materials Corp.	268	143
	LEENO Industrial Inc.	911	140
*	Naturecell Co. Ltd.	7,085	139
*	Ecopro HN Co. Ltd.	1,357	139
	Hanmi Pharm Co. Ltd.	518	138
	Sam Young Electronics Co. Ltd.	11,789	134
*	SK Biopharmaceuticals Co. Ltd.	1,210	131
*	Mando Corp.	2,488	130
	WONIK IPS Co. Ltd.	3,326	129
	Korea Asset In Trust Co. Ltd.	33,048	128
	Hanil Cement Co. Ltd.	599	122
[1]	Netmarble Corp.	1,080	120
	Cell Biotech Co. Ltd.	7,149	117
	Koh Young Technology Inc.	5,834	113
	Samwha Capacitor Co. Ltd.	2,038	110
*	Sangsangin Co. Ltd.	15,579	110
	Hyundai Marine & Fire Insurance Co. Ltd.	4,993	110
	CS Wind Corp.	1,586	109
	KIWOOM Securities Co. Ltd.	1,064	108
	Eo Technics Co. Ltd.	1,028	107
	JB Financial Group Co. Ltd.	15,012	107
	Meritz Securities Co. Ltd.	22,792	105
	Partron Co. Ltd.	12,074	104
*	Innox Advanced Materials Co. Ltd.	1,365	104
	KCC Corp.	330	102
	Innocean Worldwide Inc.	2,014	102
	DB Financial Investment Co. Ltd.	17,248	100
*	Hyundai Mipo Dockyard Co. Ltd.	1,525	100
	i-SENS Inc.	3,565	100
	SK Materials Co. Ltd.	283	98
	DGB Financial Group Inc.	12,506	98
		Shares	Market Value• ($000)
*	GeneOne Life Science Inc.	3,433	97
	KISWIRE Ltd.	4,090	95
*	SFA Semicon Co. Ltd.	16,020	95
	AfreecaTV Co. Ltd.	722	95
	NH Investment & Securities Co. Ltd.	8,235	94
	Namyang Dairy Products Co. Ltd.	194	94
	Cheil Worldwide Inc.	4,639	92
	Dongkuk Steel Mill Co. Ltd.	5,209	91
	AMOREPACIFIC Group	1,838	91
*	Genexine Inc.	1,412	91
	Meritz Fire & Marine Insurance Co. Ltd.	3,925	90
	SIMMTECH Co. Ltd.	3,402	90
	Binggrae Co. Ltd.	1,797	89
	Sebang Global Battery Co. Ltd.	1,217	88
	Seobu T&D	11,392	87
*	LegoChem Biosciences Inc.	1,849	86
*	Modetour Network Inc.	3,999	85
	LX Semicon Co. Ltd.	847	84
*	Able C&C Co. Ltd.	11,003	81
	Maeil Dairies Co. Ltd.	1,288	81
	Kolon Industries Inc.	1,055	79
*	ST Pharm Co. Ltd.	900	79
	Youlchon Chemical Co. Ltd.	4,389	78
*	Hyundai Bioscience Co. Ltd.	2,910	78
	S-1 Corp.	1,089	77
	SSANGYONG C&E Co. Ltd.	10,590	77
*	HLB Life Science Co. Ltd.	6,030	77
	Youngone Corp.	2,153	77
*	Korea Line Corp.	29,880	76
	SK Securities Co. Ltd.	95,836	76
	Lotte Shopping Co. Ltd.	821	76
	iMarketKorea Inc.	7,289	76
*	CosmoAM&T Co. Ltd.	2,067	76
	NICE Information Service Co. Ltd.	4,090	75
*	Inscobee Inc.	20,202	74
	Hansol Holdings Co. Ltd.	21,213	74
*	Oscotec Inc.	2,263	74
	BGF retail Co. Ltd.	479	74
	PI Advanced Materials Co. Ltd.	1,453	74
	Tokai Carbon Korea Co. Ltd.	508	74
	Daishin Securities Co. Ltd.	4,420	73

61

ESG International Stock ETF
		Shares	Market Value• ($000)
	Green Cross Holdings Corp.	2,440	73
	Iljin Materials Co. Ltd.	1,127	73
	Wemade Co. Ltd.	896	73
	Chong Kun Dang Pharmaceutical Corp.	662	73
	Hanmi Semiconductor Co. Ltd.	2,451	73
*	Cafe24 Corp.	2,182	72
	ITM Semiconductor Co. Ltd.	1,835	72
*	Ananti Inc.	7,379	71
	KTB Investment & Securities Co. Ltd.	11,237	71
	Eusu Holdings Co. Ltd.	13,318	71
*	Hugel Inc.	426	71
	Hyundai Department Store Co. Ltd.	1,007	70
	KC Tech Co. Ltd.	3,051	70
*	Duk San Neolux Co. Ltd.	1,124	70
*	Asiana Airlines Inc.	3,376	69
*	CJ Logistics Corp.	466	69
	ICD Co. Ltd.	5,723	69
	JYP Entertainment Corp.	1,847	68
	Samsung Card Co. Ltd.	2,299	68
	Vieworks Co. Ltd.	1,793	68
*	UniTest Inc.	3,192	68
	Tesna Inc.	1,544	68
	Daeduck Co. Ltd.	10,366	67
	Kyobo Securities Co. Ltd.	9,015	66
	Com2uSCorp	740	66
	Park Systems Corp.	631	66
	Meritz Financial Group Inc.	2,644	65
	IS Dongseo Co. Ltd.	1,474	64
	InBody Co. Ltd.	2,512	64
	Ottogi Corp.	144	64
	Korean Reinsurance Co.	7,895	64
	Hyundai Elevator Co. Ltd.	1,469	63
	Seoul Semiconductor Co. Ltd.	4,423	63
	Samyang Holdings Corp.	694	63
*	Vaxcell-Bio Therapeutics Co. Ltd.	927	63
	Samchully Co. Ltd.	817	62
*	Hyosung Chemical Corp.	187	62
*	Cosmax Inc.	557	62
	Samsung Fire & Marine Insurance Co. Ltd. Preference Shares	412	61
	Tongyang Inc.	40,643	61
		Shares	Market Value• ($000)
*	Mezzion Pharma Co. Ltd.	387	61
*	Cellivery Therapeutics Inc.	1,071	61
	Dae Han Flour Mills Co. Ltd.	425	60
	LS Electric Co. Ltd.	1,016	60
	NICE Holdings Co. Ltd.	3,866	60
	DoubleUGames Co. Ltd.	1,107	60
*	Doosan Bobcat Inc.	1,570	59
*	GemVax & Kael Co. Ltd.	3,203	59
*	Gamevil Inc.	2,094	59
*	MedPacto Inc.	1,102	59
	Byucksan Corp.	16,978	58
	Eugene Investment & Securities Co. Ltd.	16,946	58
*	SM Entertainment Co. Ltd.	954	57
	Mirae Asset Life Insurance Co. Ltd.	15,401	57
*	NHN KCP Corp.	1,376	57
*	Jusung Engineering Co. Ltd.	5,474	56
*	DIO Corp.	1,349	56
*	Hanall Biopharma Co. Ltd.	2,743	56
	LOTTE Fine Chemical Co. Ltd.	919	55
	Daewoong Pharmaceutical Co. Ltd.	383	55
	Huons Global Co. Ltd.	949	55
	S&S Tech Corp.	2,020	55
*	Hanwha Investment & Securities Co. Ltd.	12,702	54
	Young Poong Corp.	88	54
	Posco ICT Co. Ltd.	8,529	54
	KCC Glass Corp.	840	54
*	Insun ENT Co. Ltd.	5,066	53
*	Amicogen Inc.	1,649	53
*	Chabiotech Co. Ltd.	2,562	53
	KC Co. Ltd.	2,474	52
*	Kumho Tire Co. Inc.	10,235	52
	Yuanta Securities Korea Co. Ltd.	13,439	51
*	Hancom Inc.	2,686	51
	GOLFZON Co. Ltd.	418	51
	NS Shopping Co. Ltd.	3,459	51
	Daejoo Electronic Materials Co. Ltd.	1,047	51
	Green Cross LabCell Corp.	560	51
	Daewoong Co. Ltd.	1,595	50
	Korea Petrochemical Ind Co. Ltd.	249	50
	SPC Samlip Co. Ltd.	705	50

62

ESG International Stock ETF
		Shares	Market Value• ($000)
	Eugene Technology Co. Ltd.	1,312	50
	Hanwha Life Insurance Co. Ltd.	17,142	49
	Huons Co. Ltd.	1,004	49
	Hanssem Co. Ltd.	478	48
*	Pharmicell Co. Ltd.	3,430	48
*	iNtRON Biotechnology Inc.	2,567	48
	Soulbrain Co. Ltd.	195	48
	Bukwang Pharmaceutical Co. Ltd.	2,512	47
	Daea TI Co. Ltd.	8,472	47
*	Samsung Pharmaceutical Co. Ltd.	7,549	47
	Dentium Co. Ltd.	628	47
*	Lotte Tour Development Co. Ltd.	2,873	47
	Hyundai Autoever Corp.	464	47
	E1 Corp.	958	46
*	Hana Tour Service Inc.	693	46
*	CUROCOM Co. Ltd.	36,732	46
	LX Hausys Ltd.	610	46
	Samyang Corp.	836	46
	Kolmar Korea Co. Ltd.	1,098	46
	Hanjin Transportation Co. Ltd.	1,345	45
	Huchems Fine Chemical Corp.	1,974	45
*	Homecast Co. Ltd.	14,960	45
	Taeyoung Engineering & Construction Co. Ltd.	4,319	45
	Korea Electric Terminal Co. Ltd.	619	44
	Green Cross Cell Corp.	1,263	44
	Kolmar Korea Holdings Co. Ltd.	2,068	44
	Daesang Corp.	2,023	44
*	Sam Chun Dang Pharm Co. Ltd.	917	44
*	Lutronic Corp.	2,745	44
	Daou Technology Inc.	1,925	43
	LG Household & Health Care Ltd. Preference Shares	73	43
	INTOPS Co. Ltd.	1,883	43
	Hyundai Greenfood Co. Ltd.	5,061	43
*	NKMax Co. Ltd.	2,590	43
	Mcnex Co. Ltd.	1,158	43
	Chunbo Co. Ltd.	207	43
*	Wonik Holdings Co. Ltd.	8,657	42
*	CMG Pharmaceutical Co. Ltd.	10,939	42
	BH Co. Ltd.	2,308	42
		Shares	Market Value• ($000)
	Humedix Co. Ltd.	1,444	42
	Hansol Paper Co. Ltd.	2,818	42
	Handsome Co. Ltd.	1,165	41
*	NHN Corp.	680	41
	Advanced Process Systems Corp.	1,653	41
	Cuckoo Homesys Co. Ltd.	1,127	41
*	Eoflow Co. Ltd.	928	41
	Dongwon F&B Co. Ltd.	224	40
*	Medipost Co. Ltd.	1,674	40
*	SBS Media Holdings Co. Ltd.	21,095	40
*	OliX Pharmaceuticals Inc.	981	40
	CJ Corp.	444	39
	Korea Real Estate Investment & Trust Co. Ltd.	19,485	39
	KT Skylife Co. Ltd.	4,403	39
	Samsung SDI Co. Ltd. Preference Shares	105	39
*	S-MAC Co. Ltd.	33,377	39
	Dongjin Semichem Co. Ltd.	1,655	38
	Dongwon Industries Co. Ltd.	174	37
*	CJ Freshway Corp.	1,235	37
*	Binex Co. Ltd.	2,235	37
	Daekyo Co. Ltd.	10,019	37
	Shinsegae International Inc.	217	37
	RFHIC Corp.	1,310	37
*	Sambu Engineering & Construction Co. Ltd.	14,237	37
	Youngone Holdings Co. Ltd.	899	36
*	NEPES Corp.	1,186	36
*	Hansol Technics Co. Ltd.	5,666	36
*	Interflex Co. Ltd.	2,982	36
*	Webzen Inc.	1,534	36
	LF Corp.	2,298	36
	L&C Bio Co. Ltd.	1,173	36
*	SCM Lifescience Co. Ltd.	1,516	36
	Dong-A ST Co. Ltd.	528	35
	Kwang Dong Pharmaceutical Co. Ltd.	4,715	34
*	Sindoh Co. Ltd.	1,212	34
*	CrystalGenomics Inc.	5,185	34
	Hyundai Home Shopping Network Corp.	528	34
*	ABLBio Inc.	2,004	34
	Ahnlab Inc.	576	33

63

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Hyundai Construction Equipment Co. Ltd.	780	33
	Zinus Inc.	454	33
*	Shinsung E&G Co. Ltd.	16,770	33
	Hanil Holdings Co. Ltd.	2,700	32
*	Neowiz	1,279	32
	DongKook Pharmaceutical Co. Ltd.	1,527	32
	Hansae Co. Ltd.	1,819	32
*	YG Entertainment Inc.	616	32
*	Hyosung Heavy Industries Corp.	457	32
*	CJ CGV Co. Ltd.	1,181	31
	Hyundai Livart Furniture Co. Ltd.	2,006	31
*	KH FEELUX Co. Ltd.	10,707	30
	Dong-A Socio Holdings Co. Ltd.	303	30
*	STCUBE	3,798	30
	HS Industries Co. Ltd.	4,836	30
	SL Corp.	1,287	30
	Taekwang Industrial Co. Ltd.	31	30
*	Eutilex Co. Ltd.	1,177	30
	JW Pharmaceutical Corp.	1,228	29
*	Foosung Co. Ltd.	2,361	29
	Toptec Co. Ltd.	3,169	29
	LG HelloVision Co. Ltd.	4,383	29
*	Peptron Inc.	2,777	29
	Sungwoo Hitech Co. Ltd.	5,271	28
	Halla Holdings Corp.	703	28
*	Vidente Co. Ltd.	3,368	28
*	Namsun Aluminum Co. Ltd.	8,724	28
	Namhae Chemical Corp.	2,835	27
	Nexen Tire Corp.	3,685	27
*	Ace Technologies Corp.	1,828	27
*	Kuk-il Paper Manufacturing Co. Ltd.	5,682	26
*	AbClon Inc.	1,503	26
*	TY Holdings Co. Ltd.	995	26
	Korea United Pharm Inc.	573	26
*	LX Holdings Corp.	3,015	26
	AK Holdings Inc.	1,051	25
	Daishin Securities Co. Ltd. Preference Shares	1,713	25
	Dae Hwa Pharmaceutical Co. Ltd.	2,662	25
	Ilyang Pharmaceutical Co. Ltd.	837	25
		Shares	Market Value• ($000)
	HDC Hyundai Development Co-Engineering & Construction	992	25
*	Dongsung Pharmaceutical Co. Ltd.	2,818	25
	OptoElectronics Solutions Co. Ltd.	760	25
*	Solid Inc.	4,031	25
*	Enzychem Lifesciences Corp.	344	24
	Daeduck Electronics Co. Ltd.	1,489	24
*	Aprogen pharmaceuticals Inc.	23,400	23
*	Yungjin Pharmaceutical Co. Ltd.	4,897	23
*	Telcon RF Pharmaceutical Inc.	5,416	23
	Harim Holdings Co. Ltd.	2,625	23
*	Hanwha General Insurance Co. Ltd.	6,091	22
	Woongjin Thinkbig Co. Ltd.	6,999	22
	SK Gas Ltd.	199	20
*	Studio Dragon Corp.	265	20
	BGF Co. Ltd.	3,740	20
*	Anterogen Co. Ltd.	291	20
*	Komipharm International Co. Ltd.	1,947	19
*	G-treeBNT Co. Ltd.	2,125	19
	Hankook & Co. Co. Ltd.	1,208	18
*	KH Vatec Co. Ltd.	759	18
	Jeil Pharmaceutical Co. Ltd.	482	17
	TES Co. Ltd.	687	16
*	Lock&Lock Co. Ltd.	1,322	14
	Songwon Industrial Co. Ltd.	652	10
	F&F Holdings Co. Ltd.	242	9
	ENF Technology Co. Ltd.	309	9
	Chongkundang Holdings Corp.	97	8
*	Seojin System Co. Ltd.	257	8
*	Soulbrain Holdings Co. Ltd.	142	4
*,2	Y2 Solution Co. Ltd.	2,639	3
			103,883
Spain (1.0%)
*	Banco Bilbao Vizcaya Argentaria SA	708,052	4,634
[1]	Cellnex Telecom SA	60,820	4,163
	Industria de Diseno Textil SA	114,380	3,907
*	Amadeus IT Group SA	46,415	2,835
	Telefonica SA	555,836	2,750

64

ESG International Stock ETF
		Shares	Market Value• ($000)
	CaixaBank SA	507,660	1,577
*,1	Aena SME SA	7,345	1,174
	Bankinter SA	124,433	728
	Grifols SA	29,066	711
	Merlin Properties Socimi SA	55,993	654
	Fluidra SA	12,225	499
*	Banco de Sabadell SA	530,131	378
	Viscofan SA	5,193	367
	Grifols SA Preference Shares Class B	17,297	251
	Acerinox SA	17,992	245
	Inmobiliaria Colonial Socimi SA	19,369	210
	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	96,961	205
*	Solaria Energia y Medio Ambiente SA	7,692	153
	Mapfre SA	43,646	94
	Pharma Mar SA	1,085	94
	Faes Farma SA	18,339	72
[1]	Aedas Homes SA	1,931	63
	Cia de Distribucion Integral Logista Holdings SA	2,721	59
	Zardoya Otis SA	8,137	54
	Sacyr SA	21,176	52
	Construcciones y Auxiliar de Ferrocarriles SA	1,148	49
	Almirall SA	2,839	48
[1]	Unicaja Banco SA	50,649	47
*,1	Neinor Homes SA	3,136	45
	Lar Espana Real Estate Socimi SA	6,008	39
*	Promotora de Informaciones SA Class A	48,076	37
*,1	Gestamp Automocion SA	6,564	31
[1]	Metrovacesa SA	3,601	31
[1]	Global Dominion Access SA	4,668	25
*	Distribuidora Internacional de Alimentacion SA	1,025,486	24
	Laboratorios Farmaceuticos Rovi SA	367	23
	Prosegur Cia de Seguridad SA	6,488	21
[1]	Prosegur Cash SA	15,716	15
*	Ence Energia y Celulosa SA	1,476	4
			26,368
Sweden (2.6%)
	Atlas Copco AB Class B	102,860	5,957
		Shares	Market Value• ($000)
	Telefonaktiebolaget LM Ericsson Class B	345,434	4,092
	Investor AB Class A	155,859	3,739
	Assa Abloy AB Class B	110,148	3,525
	Essity AB Class B	77,962	2,502
	Skandinaviska Enskilda Banken AB Class A	183,442	2,460
*	H & M Hennes & Mauritz AB Class B	109,691	2,203
	Epiroc AB Class A	91,800	2,014
	Svenska Handelsbanken AB Class A	173,661	1,951
	Industrivarden AB Class A	52,799	1,944
	Svenska Cellulosa AB SCA Class B	97,764	1,728
	Skanska AB Class B	57,029	1,644
	Investor AB Class B	67,645	1,618
	SKF AB Class B	60,700	1,550
	Getinge AB Class B	36,898	1,514
	Boliden AB	41,838	1,461
	Nibe Industrier AB Class B	103,387	1,441
*	Kinnevik AB Class B	36,153	1,417
	Castellum AB	48,493	1,414
	Telia Co. AB	321,556	1,382
	Tele2 AB Class B	84,938	1,275
*,1	Sinch AB	54,794	1,232
	Trelleborg AB Class B	49,619	1,208
	Securitas AB Class B	65,858	1,096
	Electrolux AB Class B	42,736	1,086
	EQT AB	20,942	1,069
	Elekta AB Class B	62,798	787
*	Swedish Orphan Biovitrum AB	34,410	751
[1]	Dometic Group AB	29,971	475
[1]	Thule Group AB	8,152	445
*	Nordic Entertainment Group AB Class B	7,368	428
*	Fastighets AB Balder Class B	5,718	409
	Avanza Bank Holding AB	10,550	406
	MIPS AB	3,572	398
	Atlas Copco AB Class A	5,450	375
	Beijer Ref AB Class B	16,223	372
	Vitrolife AB	5,775	356
	AddTech AB Class B	15,945	335
	Sagax AB Class B	8,914	333
	Samhallsbyggnadsbolaget i Norden AB B Shares	56,251	321
	Husqvarna AB Class B	20,172	271
	Instalco AB	4,797	264
	Fabege AB	14,493	263
*	SSAB AB Class B	50,659	242
	AAK AB	10,027	240
	Holmen AB Class B	4,341	221

65

ESG International Stock ETF
		Shares	Market Value• ($000)
	Intrum AB	7,354	220
	Investment AB Latour Class B	5,958	208
	Epiroc AB Class B	10,721	204
*	Sectra AB Class B	2,010	203
*,1	Boozt AB	9,927	203
	L E Lundbergforetagen AB Class B	3,149	201
	Biotage AB	6,873	192
*	BICO Group AB Class B	2,857	190
	BillerudKorsnas AB	8,614	189
	Hexpol AB	14,516	187
	Nordnet AB publ	10,170	184
	Mycronic AB	5,803	179
	ICA Gruppen AB	3,531	176
*	SSAB AB Class A	29,990	164
[1]	Bravida Holding AB	10,003	159
	Bure Equity AB	3,320	155
	Wihlborgs Fastigheter AB	6,288	153
*	BHG Group AB	8,557	145
	Medicover AB Class B	4,523	133
*	Electrolux Professional AB Class B	16,944	132
	Arjo AB Class B	9,998	128
	Bilia AB Class A	6,238	125
	Loomis AB Class B	3,625	113
	Vitec Software Group AB Class B	1,865	108
	Samhallsbyggnadsbolaget i Norden AB	27,427	105
	Corem Property Group AB Class B	34,825	104
	Wallenstam AB Class B	5,999	103
	Nolato AB Class B	8,930	103
	Nyfosa AB	6,516	101
	JM AB	2,472	96
	INVISIO AB	4,608	96
*	Pandox AB Class B	5,577	93
	Axfood AB	3,365	89
	Lindab International AB	3,117	88
	Granges AB	6,783	84
	Peab AB Class B	6,687	80
*	Modern Times Group MTG AB Class B	5,579	80
	Kungsleden AB	5,167	78
*	Mekonomen AB	3,747	70
	Troax Group AB	1,699	70
*	SAS AB	300,386	67
	NCC AB Class B	3,556	64
	Ratos AB Class B	9,539	63
*	SkiStar AB	2,860	60
*	VNV Global AB	4,885	58
	Concentric AB	2,640	56
	Catena AB	856	55
*	Hansa Biopharma AB	3,809	55
		Shares	Market Value• ($000)
[1]	Munters Group AB	5,539	51
	Hufvudstaden AB Class A	2,748	50
[1]	Resurs Holding AB	6,371	33
	Investment AB Oresund	1,595	31
	Nobia AB	3,638	30
	Corem Property Group AB Preference Shares	713	28
*,1	Scandic Hotels Group AB	6,706	26
	Bonava AB Class B	2,184	23
*	Collector AB	4,677	21
	Adapteo OYJ	1,046	20
*,1	Attendo AB	3,886	19
	Dios Fastigheter AB	1,570	19
*	Camurus AB	817	19
	Svenska Handelsbanken AB Class B	1,415	17
	Cloetta AB Class B	4,552	16
*	Karo Pharma AB	2,117	13
*	Clas Ohlson AB Class B	1,031	12
*,1	Oncopeptides AB	1,752	10
*	Annehem Fastigheter AB Class B	733	4
	Klovern AB Class B	144	—
			66,625
Switzerland (5.6%)
	Nestle SA (Registered)	296,297	37,419
	Roche Holding AG (XVTX)	75,417	30,284
	Lonza Group AG (Registered)	8,275	6,998
	Zurich Insurance Group AG	15,756	6,914
	Givaudan SA (Registered)	1,078	5,408
	Partners Group Holding AG	2,159	3,828
	Alcon Inc.	45,164	3,720
	Geberit AG (Registered)	4,373	3,652
	Swiss Re AG	29,301	2,694
	Credit Suisse Group AG (Registered)	235,117	2,491
	Sonova Holding AG (Registered)	6,400	2,466
	Swiss Life Holding AG (Registered)	4,427	2,307
	Kuehne + Nagel International AG (Registered)	6,290	2,299
	Julius Baer Group Ltd.	30,750	2,099
	Schindler Holding AG	5,940	1,918
	Logitech International SA (Registered)	18,367	1,881
	Straumann Holding AG (Registered)	888	1,716

66

ESG International Stock ETF
		Shares	Market Value• ($000)
	Swisscom AG (Registered)	2,839	1,666
	Swiss Prime Site AG (Registered)	13,187	1,411
	Chocoladefabriken Lindt & Spruengli AG	118	1,388
	Adecco Group AG (Registered)	23,658	1,316
	Baloise Holding AG (Registered)	8,077	1,288
	Georg Fischer AG (Registered)	780	1,280
	Chocoladefabriken Lindt & Spruengli AG (Registered)	10	1,221
	Temenos AG (Registered)	7,367	1,169
[1]	Galenica AG	12,773	1,001
[1]	VAT Group AG	2,105	882
*	Mobimo Holding AG (Registered)	2,403	847
*	Clariant AG (Registered)	39,261	826
*	SIG Combibloc Group AG	26,749	819
	Barry Callebaut AG (Registered)	315	802
	Helvetia Holding AG (Registered)	6,922	793
*	Flughafen Zurich AG (Registered)	4,625	769
	Vifor Pharma AG	5,304	755
	Roche Holding AG (XSWX)	1,687	755
*	ams AG	33,632	684
	Tecan Group AG (Registered)	984	600
	Cembra Money Bank AG	7,860	574
*	Valora Holding AG (Registered)	2,149	441
*	Zur Rose Group AG	844	363
*	Dufry AG (Registered)	5,761	311
	PSP Swiss Property AG (Registered)	2,205	296
	Bachem Holding AG (Registered) Class B	360	264
	Belimo Holding AG (Registered)	460	240
	EMS-Chemie Holding AG (Registered)	217	235
*	Siegfried Holding AG (Registered)	229	221
*	Idorsia Ltd.	7,675	181
	Comet Holding AG (Registered)	417	158
	Interroll Holding AG (Registered)	34	151
		Shares	Market Value• ($000)
	Vontobel Holding AG (Registered)	1,489	139
	Banque Cantonale Vaudoise (Registered)	1,294	110
	Bucher Industries AG (Registered)	211	107
	Emmi AG (Registered)	88	102
	Stadler Rail AG	2,348	102
	Swissquote Group Holding SA (Registered)	527	99
	DKSH Holding AG	1,191	93
	Allreal Holding AG (Registered)	433	91
*	Landis+Gyr Group AG	1,145	88
	Daetwyler Holding AG	242	86
	Schindler Holding AG (Registered)	272	85
	Valiant Holding AG (Registered)	792	80
	Inficon Holding AG (Registered)	63	79
*	Aryzta AG	54,601	76
	Kardex Holding AG (Registered)	264	71
	Bystronic AG	49	69
*	u-blox Holding AG	946	68
*	Ascom Holding AG (Registered)	4,024	64
	VZ Holding AG	666	63
*	Softwareone Holding AG	2,179	62
	Zehnder Group AG	531	57
	SFS Group AG	377	54
	Burckhardt Compression Holding AG	136	54
	Forbo Holding AG (Registered)	24	51
	OC Oerlikon Corp. AG (Registered)	4,180	47
	Vetropack Holding AG (Registered)	673	46
	dormakaba Holding AG	56	40
	Leonteq AG	595	40
	St. Galler Kantonalbank AG (Registered)	77	36
	Schweiter Technologies AG	21	32
	LEM Holding SA (Registered)	11	28
*	Komax Holding AG (Registered)	96	27
*	COSMO Pharmaceuticals NV	242	22
*	EFG International AG	2,726	21
	Bell Food Group AG (Registered)	63	20

67

ESG International Stock ETF
		Shares	Market Value• ($000)
	Ypsomed Holding AG (Registered)	120	19
*	Implenia AG (Registered)	828	19
*	Autoneum Holding AG	101	19
	Intershop Holding AG	28	19
*	ALSO Holding AG (Registered)	55	18
*	Basilea Pharmaceutica AG (Registered)	300	16
	Arbonia AG	656	14
*	GAM Holding AG	5,627	11
			144,245
Taiwan (5.8%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	2,465,630	54,085
	Hon Hai Precision Industry Co. Ltd.	1,273,400	5,085
	MediaTek Inc.	150,145	4,869
	United Microelectronics Corp.	1,220,800	2,766
	Delta Electronics Inc.	216,496	2,109
	Nan Ya Plastics Corp.	626,000	2,023
	Formosa Plastics Corp.	483,000	1,783
	China Steel Corp.	1,282,084	1,761
	Cathay Financial Holding Co. Ltd.	819,052	1,759
*	ASE Technology Holding Co. Ltd.	342,902	1,579
	Chunghwa Telecom Co. Ltd.	386,000	1,561
*	Uni-President Enterprises Corp.	507,000	1,321
	Evergreen Marine Corp. Taiwan Ltd.	270,241	1,319
	Mega Financial Holding Co. Ltd.	1,108,000	1,310
	Chailease Holding Co. Ltd.	136,292	1,307
	E.Sun Financial Holding Co. Ltd.	1,348,527	1,293
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	10,600	1,262
	Yuanta Financial Holding Co. Ltd.	1,233,320	1,111
	Formosa Chemicals & Fibre Corp.	345,000	1,045
	Quanta Computer Inc.	332,000	939
	Realtek Semiconductor Corp.	46,294	923
	Novatek Microelectronics Corp.	56,995	920
	Taiwan Cement Corp.	512,376	895
	Largan Precision Co. Ltd.	9,000	868
	Silergy Corp.	6,000	858
		Shares	Market Value• ($000)
	Asustek Computer Inc.	72,000	841
	Taiwan Cooperative Financial Holding Co. Ltd.	1,011,851	815
	First Financial Holding Co. Ltd.	965,172	797
*	Hua Nan Financial Holdings Co. Ltd.	995,026	750
*	Taishin Financial Holding Co. Ltd.	1,062,354	741
	Yageo Corp.	42,785	737
*	Yang Ming Marine Transport Corp.	153,000	733
	Ruentex Development Co. Ltd.	271,000	677
	WPG Holdings Ltd.	383,680	669
*	Wan Hai Lines Ltd.	74,000	662
	Hotai Motor Co. Ltd.	31,000	650
	Unimicron Technology Corp.	122,000	647
	China Development Financial Holding Corp.	1,193,000	610
	Globalwafers Co. Ltd.	19,000	594
	Lite-On Technology Corp.	268,000	591
*	President Chain Store Corp.	56,000	577
	AU Optronics Corp.	868,000	547
	Vanguard International Semiconductor Corp.	102,000	543
	Bank of Kaohsiung Co. Ltd.	1,275,609	531
	Taiwan Mobile Co. Ltd.	142,000	517
	Innolux Corp.	835,000	517
	Accton Technology Corp.	46,000	466
	Pegatron Corp.	196,000	458
	Synnex Technology International Corp.	233,000	452
	Foxconn Technology Co. Ltd.	188,000	448
	Parade Technologies Ltd.	7,000	440
	Catcher Technology Co. Ltd.	73,000	439
	Win Semiconductors Corp.	37,000	439
	SinoPac Financial Holdings Co. Ltd.	821,000	422
	Pou Chen Corp.	338,000	401
	Shanghai Commercial & Savings Bank Ltd.	246,000	399
	Airtac International Group	13,000	396
	Shin Kong Financial Holding Co. Ltd.	1,141,287	391
	momo.com Inc.	6,200	385
	Asia Cement Corp.	227,000	367

68

ESG International Stock ETF
		Shares	Market Value• ($000)
	eMemory Technology Inc.	6,000	351
	Eclat Textile Co. Ltd.	16,000	321
	Sino-American Silicon Products Inc.	46,000	319
	Far EasTone Telecommunications Co. Ltd.	142,000	316
	Giant Manufacturing Co. Ltd.	25,000	302
	ASMedia Technology Inc.	4,000	298
	Winbond Electronics Corp.	263,000	279
	Micro-Star International Co. Ltd.	59,000	277
	Chang Hwa Commercial Bank Ltd.	457,714	272
	Nan Ya Printed Circuit Board Corp.	18,000	272
	China Life Insurance Co. Ltd.	251,574	262
	Orient Semiconductor Electronics Ltd.	256,000	262
	Cheng Shin Rubber Industry Co. Ltd.	193,000	259
	Walsin Lihwa Corp.	268,000	259
	ASPEED Technology Inc.	3,000	253
	Hiwin Technologies Corp.	20,858	244
	Merida Industry Co. Ltd.	21,000	241
	Compal Electronics Inc.	290,000	239
	Chroma ATE Inc.	35,000	226
	Sunplus Technology Co. Ltd.	158,000	223
	Feng TAY Enterprise Co. Ltd.	28,400	221
*	TA Chen Stainless Pipe	115,222	210
	Wiwynn Corp.	6,000	209
*	Walsin Technology Corp.	32,000	207
	Sigurd Microelectronics Corp.	88,000	206
	Chipbond Technology Corp.	74,000	205
*	Ardentec Corp.	79,000	204
	Powertech Technology Inc.	50,000	203
	Phison Electronics Corp.	13,000	199
*	Macronix International Co. Ltd.	134,000	194
	Acer Inc.	210,000	191
*	Medigen Vaccine Biologics Corp.	17,000	186
	Voltronic Power Technology Corp.	4,152	185
	Silicon Integrated Systems Corp.	198,256	183
	Acter Group Corp. Ltd.	27,000	183
		Shares	Market Value• ($000)
*	Oneness Biotech Co. Ltd.	26,000	181
	Kinsus Interconnect Technology Corp.	25,000	180
	Inventec Corp.	205,000	179
*	AGV Products Corp.	458,000	178
*	Taiwan Business Bank	508,160	178
	Taiwan Glass Industry Corp.	138,000	178
	Tripod Technology Corp.	43,000	177
	Elite Semiconductor Microelectronics Technology Inc.	35,000	176
*	Alchip Technologies Ltd.	7,000	176
	Lien Hwa Industrial Holdings Corp.	91,890	174
	E Ink Holdings Inc.	62,000	174
*	FocalTech Systems Co. Ltd.	25,203	173
	King's Town Bank Co. Ltd.	109,000	172
	Advanced International Multitech Co. Ltd.	61,000	170
	Sitronix Technology Corp.	16,000	170
	Wisdom Marine Lines Co. Ltd.	52,543	170
	Nien Made Enterprise Co. Ltd.	11,000	164
	Elite Material Co. Ltd.	19,000	160
	Wistron Corp.	160,000	158
	Pan Jit International Inc.	40,400	157
	KEE TAI Properties Co. Ltd.	341,000	156
	Zhen Ding Technology Holding Ltd.	43,000	154
	Sheng Yu Steel Co. Ltd.	92,000	147
	Taichung Commercial Bank Co. Ltd.	346,411	147
*	Yieh Phui Enterprise Co. Ltd.	122,300	144
*	China Airlines Ltd.	229,000	142
*	Lingsen Precision Industries Ltd.	129,000	141
	King Yuan Electronics Co. Ltd.	85,000	139
	Nanya Technology Corp.	57,000	136
	Elan Microelectronics Corp.	24,000	136
	Jess-Link Products Co. Ltd.	107,000	135
	Taiwan Cogeneration Corp.	99,000	134
	Tyntek Corp.	151,000	133
	Sonix Technology Co. Ltd.	41,000	133
	U-Ming Marine Transport Corp.	53,000	133

69

ESG International Stock ETF
		Shares	Market Value• ($000)
	Chung Hung Steel Corp.	79,000	133
	Sinbon Electronics Co. Ltd.	17,000	132
	IBF Financial Holdings Co. Ltd.	228,864	132
	Nantex Industry Co. Ltd.	34,000	132
*	Taiyen Biotech Co. Ltd.	111,000	132
	AP Memory Technology Corp.	6,000	132
	YFY Inc.	102,000	131
	Eva Airways Corp.	186,932	129
*	Rich Development Co. Ltd.	384,000	128
	YungShin Global Holding Corp.	84,000	128
	Yulon Finance Corp.	21,045	126
	Simplo Technology Co. Ltd.	11,000	125
	Gloria Material Technology Corp.	127,000	124
	ChipMOS Technologies Inc.	58,000	123
	Senao International Co. Ltd.	105,000	120
	Topco Scientific Co. Ltd.	25,000	119
	Taiwan High Speed Rail Corp.	109,000	119
	HannStar Display Corp.	202,000	117
	Lotes Co. Ltd.	6,000	117
	Chicony Electronics Co. Ltd.	41,000	116
	Tong Hsing Electronic Industries Ltd.	12,310	116
*	Wah Lee Industrial Corp.	36,000	115
	Radium Life Tech Co. Ltd.	301,200	115
	Wowprime Corp.	22,000	115
*	YC INOX Co. Ltd.	85,476	114
	Radiant Opto-Electronics Corp.	32,000	114
*	Ambassador Hotel	112,000	114
*	Etron Technology Inc.	75,085	113
	ITEQ Corp.	23,466	112
	Via Technologies Inc.	64,000	111
	Great Wall Enterprise Co. Ltd.	56,907	111
*	Episil Holdings Inc.	28,366	111
	Highwealth Construction Corp.	63,000	110
	Evergreen International Storage & Transport Corp.	91,000	110
	Pan-International Industrial Corp.	78,000	110
	Poya International Co. Ltd.	6,000	109
		Shares	Market Value• ($000)
	Makalot Industrial Co. Ltd.	12,707	109
	Innodisk Corp.	13,000	109
	Far Eastern International Bank	273,242	108
	Systex Corp.	35,000	108
	Fitipower Integrated Technology Inc.	13,083	108
	Qisda Corp.	100,000	107
	Wafer Works Corp.	42,000	106
	Sensortek Technology Corp.	4,000	106
	Sincere Navigation Corp.	71,900	105
	Gigabyte Technology Co. Ltd.	33,000	104
	Capital Securities Corp.	182,000	104
	Test Research Inc.	51,000	104
	Hsin Kuang Steel Co. Ltd.	41,000	104
	Taiwan FamilyMart Co. Ltd.	11,000	104
	Aten International Co. Ltd.	35,000	104
	TXC Corp.	25,000	103
	Flytech Technology Co. Ltd.	44,000	102
	Teco Electric & Machinery Co. Ltd.	91,000	102
	Tung Ho Steel Enterprise Corp.	64,000	102
	Charoen Pokphand Enterprise	35,000	101
	Formosan Rubber Group Inc.	127,000	101
	Sinyi Realty Inc.	89,000	100
	Grape King Bio Ltd.	17,000	100
*	Infortrend Technology Inc.	170,000	100
	Cheng Loong Corp.	76,000	99
	Mercuries & Associates Holding Ltd.	118,100	97
*	Asia Polymer Corp.	70,350	95
	Hong Pu Real Estate Development Co. Ltd.	121,000	94
*	Wei Chuan Foods Corp.	125,000	94
	Gamania Digital Entertainment Co. Ltd.	44,000	94
	Faraday Technology Corp.	26,000	93
*	Jih Sun Financial Holdings Co. Ltd.	199,000	93
	FSP Technology Inc.	65,000	93
	Weltrend Semiconductor	36,000	93
	Global Unichip Corp.	6,000	93
*	Formosa International Hotels Corp.	17,000	90

70

ESG International Stock ETF
		Shares	Market Value• ($000)
	Genius Electronic Optical Co. Ltd.	5,158	90
	Ruentex Industries Ltd.	22,200	89
	Andes Technology Corp.	5,000	89
*	Phihong Technology Co. Ltd.	68,000	88
	Holtek Semiconductor Inc.	19,000	88
	Sercomm Corp.	37,000	87
	Prince Housing & Development Corp.	177,000	87
	United Integrated Services Co. Ltd.	12,000	86
	Kindom Development Co. Ltd.	56,100	86
*	RDC Semiconductor Co. Ltd.	6,000	86
	Kinik Co.	33,000	84
	Machvision Inc.	9,039	84
	Thinking Electronic Industrial Co. Ltd.	12,000	84
*	ALI Corp.	78,000	83
	President Securities Corp.	96,533	82
	Run Long Construction Co. Ltd.	39,000	82
*	Sampo Corp.	73,000	82
*	RichWave Technology Corp.	6,000	82
	Everlight Electronics Co. Ltd.	40,000	80
	Clevo Co.	76,000	80
*	Tong-Tai Machine & Tool Co. Ltd.	128,000	80
	USI Corp.	68,000	80
	Posiflex Technology Inc.	28,000	80
	Compeq Manufacturing Co. Ltd.	54,000	79
*	SDI Corp.	15,000	79
*	Federal Corp.	78,000	79
	Sporton International Inc.	9,450	78
	Fusheng Precision Co. Ltd.	12,000	78
	Cathay Real Estate Development Co. Ltd.	110,000	77
	Greatek Electronics Inc.	24,000	77
	China Metal Products	64,000	76
*	Chong Hong Construction Co. Ltd.	26,000	75
*	FLEXium Interconnect Inc.	18,000	75
	Taiwan Surface Mounting Technology Corp.	20,000	74
*	Adimmune Corp.	39,000	74
	Coretronic Corp.	36,000	73
		Shares	Market Value• ($000)
	WT Microelectronics Co. Ltd.	34,000	73
	Global Brands Manufacture Ltd.	61,000	73
	Dynamic Electronics Co. Ltd.	87,997	73
	International Games System Co. Ltd.	3,000	72
	Elite Advanced Laser Corp.	36,000	72
	Gold Circuit Electronics Ltd.	27,000	71
	Lung Yen Life Service Corp.	42,000	71
*	Taiwan TEA Corp.	98,000	71
	China Chemical & Pharmaceutical Co. Ltd.	84,000	70
*	China Petrochemical Development Corp.	150,200	70
	Huaku Development Co. Ltd.	22,000	70
*	Lealea Enterprise Co. Ltd.	173,000	70
	TSRC Corp.	63,000	70
*	Chung Hwa Pulp Corp.	78,000	69
	Goldsun Building Materials Co. Ltd.	85,753	69
	Hung Sheng Construction Ltd.	92,600	69
	ITE Technology Inc.	17,000	69
	Tainan Spinning Co. Ltd.	82,000	69
	CHC Healthcare Group	56,000	69
	Standard Foods Corp.	36,000	68
	KMC Kuei Meng International Inc.	9,000	68
	Sanyang Motor Co. Ltd.	68,000	67
	King Slide Works Co. Ltd.	5,000	67
	XinTec Inc.	13,000	67
	Far Eastern Department Stores Ltd.	85,000	66
	Syncmold Enterprise Corp.	26,000	66
	Jentech Precision Industrial Co. Ltd.	6,000	66
	Taiwan Hon Chuan Enterprise Co. Ltd.	24,000	65
	CyberTAN Technology Inc.	98,000	65
*	Microbio Co. Ltd.	33,000	65
	Bizlink Holding Inc.	8,000	65
	Chlitina Holding Ltd.	9,000	65
	Pegavision Corp.	3,000	65
	Taiwan Secom Co. Ltd.	18,000	64
*	Advanced Ceramic X Corp.	4,000	64
	Vivotek Inc.	23,000	64

71

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Kuo Yang Construction Co. Ltd.	63,000	64
	Chung-Hsin Electric & Machinery Manufacturing Corp.	36,000	63
	WUS Printed Circuit Co. Ltd.	62,940	63
	Advanced Wireless Semiconductor Co.	10,370	63
*	CMC Magnetics Corp.	172,114	62
	Eternal Materials Co. Ltd.	47,000	62
*	Chief Telecom Inc.	6,000	62
	Taiwan Fertilizer Co. Ltd.	30,000	61
*	Asia Pacific Telecom Co. Ltd.	204,779	61
*	TCI Co. Ltd.	6,297	61
	Mitac Holdings Corp.	60,248	61
	Transcend Information Inc.	24,000	60
	Wistron NeWeb Corp.	23,000	60
	Globe Union Industrial Corp.	103,000	59
*	PharmaEssentia Corp.	18,437	59
*	China General Plastics Corp.	41,100	58
	Hota Industrial Manufacturing Co. Ltd.	16,810	58
	Getac Technology Corp.	31,000	58
	Motech Industries Inc.	52,788	58
	Taiwan PCB Techvest Co. Ltd.	35,000	58
*	United Renewable Energy Co. Ltd.	76,547	58
	Cyberlink Corp.	19,000	57
	Asia Vital Components Co. Ltd.	23,000	57
	Shinkong Synthetic Fibers Corp.	80,000	57
	Taiwan Styrene Monomer	70,000	57
	Taiwan Semiconductor Co. Ltd.	21,000	56
	Nan Kang Rubber Tire Co. Ltd.	41,000	56
	OptoTech Corp.	45,000	56
	Global Mixed Mode Technology Inc.	6,000	56
	Topkey Corp.	12,000	56
	Formosa Taffeta Co. Ltd.	49,000	55
	Taiwan Union Technology Corp.	14,000	55
	LandMark Optoelectronics Corp.	7,000	55
	Nan Pao Resins Chemical Co. Ltd.	11,000	55
*	Gigastorage Corp.	61,986	54
	Taiwan Paiho Ltd.	18,000	54
		Shares	Market Value• ($000)
	Supreme Electronics Co. Ltd.	34,276	54
	PChome Online Inc.	14,000	54
	Everlight Chemical Industrial Corp.	77,000	53
*	Rechi Precision Co. Ltd.	74,000	53
	Kenda Rubber Industrial Co. Ltd.	44,000	53
*	Firich Enterprises Co. Ltd.	47,239	53
*	Li Cheng Enterprise Co. Ltd.	74,846	53
*	TaiDoc Technology Corp.	7,000	53
	Ichia Technologies Inc.	84,000	52
*	TTY Biopharm Co. Ltd.	18,000	52
	Pixart Imaging Inc.	9,000	52
	Taiwan Sakura Corp.	20,000	52
	Bioteque Corp.	14,000	52
	Century Iron & Steel Industrial Co. Ltd.	13,000	52
	Xxentria Technology Materials Corp.	20,000	51
	Chin-Poon Industrial Co. Ltd.	43,000	50
*	Li Peng Enterprise Co. Ltd.	128,000	50
	Taiflex Scientific Co. Ltd.	29,000	50
	Merry Electronics Co. Ltd.	14,000	49
*	Shining Building Business Co. Ltd.	112,000	49
	Test Rite International Co. Ltd.	55,000	49
*	Iron Force Industrial Co. Ltd.	19,000	49
	Cleanaway Co. Ltd.	8,000	49
	D-Link Corp.	78,000	48
	Hu Lane Associate Inc.	11,275	48
*	TaiMed Biologics Inc.	21,000	48
	Gourmet Master Co. Ltd.	9,000	48
	Solar Applied Materials Technology Corp.	27,000	48
	Arcadyan Technology Corp.	14,123	47
*	Kaimei Electronic Corp.	13,000	47
*	HTC Corp.	36,000	46
*	Ta Ya Electric Wire & Cable	48,000	46
	Ton Yi Industrial Corp.	92,000	46
*	Elitegroup Computer Systems Co. Ltd.	50,000	45
	Grand Pacific Petrochemical	41,000	45
	Kung Long Batteries Industrial Co. Ltd.	9,000	45

72

ESG International Stock ETF
		Shares	Market Value• ($000)
	Nidec Chaun-Choung Technology Corp.	7,000	45
*	Oriental Union Chemical Corp.	57,000	45
	Universal Vision Biotechnology Co. Ltd.	4,000	45
	Chang Wah Electromaterials Inc.	36,000	45
*	Tung Thih Electronic Co. Ltd.	6,000	44
*	Mercuries Life Insurance Co. Ltd.	130,882	44
	Yeong Guan Energy Technology Group Co. Ltd.	18,468	44
*	OBI Pharma Inc.	12,000	44
*	Zinwell Corp.	66,000	43
	Shin Zu Shing Co. Ltd.	11,165	43
	Chunghwa Precision Test Tech Co. Ltd.	2,000	42
	Visual Photonics Epitaxy Co. Ltd.	9,000	41
	ADATA Technology Co. Ltd.	13,000	41
	Alpha Networks Inc.	43,772	41
	Sunonwealth Electric Machine Industry Co. Ltd.	29,000	41
	Gemtek Technology Corp.	42,000	40
*	Adlink Technology Inc.	17,000	40
	Formosa Sumco Technology Corp.	6,000	40
	Huang Hsiang Construction Corp.	28,000	39
	IEI Integration Corp.	23,000	39
*	L&K Engineering Co. Ltd.	36,000	39
*	Medigen Biotechnology Corp.	18,000	39
	UPC Technology Corp.	44,000	39
	Foxsemicon Integrated Technology Inc.	5,000	39
	Nichidenbo Corp.	21,000	39
	Soft-World International Corp.	11,000	38
	Longchen Paper & Packaging Co. Ltd.	37,739	38
*	Center Laboratories Inc.	14,788	38
	Rexon Industrial Corp. Ltd.	15,000	38
*	TSEC Corp.	33,000	38
*	International CSRC Investment Holdings Co.	43,990	37
	China Motor Corp.	15,200	37
	Johnson Health Tech Co. Ltd.	15,000	37
		Shares	Market Value• ($000)
	St. Shine Optical Co. Ltd.	3,000	37
	Dynapack International Technology Corp.	11,000	37
	Ennoconn Corp.	5,196	37
	AURAS Technology Co. Ltd.	6,000	37
	Chicony Power Technology Co. Ltd.	15,000	37
	TYC Brother Industrial Co. Ltd.	49,000	35
	China Steel Chemical Corp.	9,000	35
	Holy Stone Enterprise Co. Ltd.	8,000	35
	Gudeng Precision Industrial Co. Ltd.	4,000	35
*	China Electric Manufacturing Corp.	89,540	34
	Tong Yang Industry Co. Ltd.	27,000	34
*	Cub Elecparts Inc.	6,132	34
	Primax Electronics Ltd.	18,000	34
	Co-Tech Development Corp.	13,000	34
*	Unizyx Holding Corp.	36,000	33
	Gigasolar Materials Corp.	5,000	33
	Swancor Holding Co. Ltd.	10,000	33
	Ho Tung Chemical Corp.	85,000	32
*	Darwin Precisions Corp.	75,000	32
	Kuo Toong International Co. Ltd.	35,330	32
	Darfon Electronics Corp.	20,000	32
	General Interface Solution Holding Ltd.	8,000	31
	Kinpo Electronics	65,000	30
*	Asia Optical Co. Inc.	10,000	30
	HannsTouch Solution Inc.	73,000	30
	Sunny Friend Environmental Technology Co. Ltd.	4,000	30
	Speed Tech Corp.	10,000	30
	Cheng Uei Precision Industry Co. Ltd.	21,000	29
	Depo Auto Parts Ind Co. Ltd.	14,000	29
	Yulon Motor Co. Ltd.	21,615	29
*	PharmaEngine Inc.	13,000	29
	Apex International Co. Ltd.	13,000	29
	Toung Loong Textile Manufacturing	21,000	28
	Fulgent Sun International Holding Co. Ltd.	9,000	28

73

ESG International Stock ETF
		Shares	Market Value• ($000)
	Dyaco International Inc.	11,000	28
	Quanta Storage Inc.	20,000	27
*	Career Technology MFG. Co. Ltd.	28,513	27
	Zeng Hsing Industrial Co. Ltd.	5,000	27
*	Roo Hsing Co. Ltd.	91,000	26
	Chilisin Electronics Corp.	8,000	26
	Farglory Land Development Co. Ltd.	11,000	25
	AcBel Polytech Inc.	26,000	25
*	Ritek Corp.	71,214	25
*	AmTRAN Technology Co. Ltd.	40,000	24
*	Unitech Printed Circuit Board Corp.	32,000	23
*	Nan Liu Enterprise Co. Ltd.	5,000	23
*	Savior Lifetec Corp.	27,000	23
	Egis Technology Inc.	5,000	22
	Hotai Finance Co. Ltd.	7,000	22
*	China Man-Made Fiber Corp.	56,000	21
*	Ability Enterprise Co. Ltd.	36,000	20
	TA-I Technology Co. Ltd.	8,000	19
*	Newmax Technology Co. Ltd.	13,000	19
	Altek Corp.	14,000	18
*	Chia Hsin Cement Corp.	22,000	18
	TPK Holding Co. Ltd.	12,000	17
*	GeneReach Biotechnology Corp.	4,000	16
*	Fittech Co. Ltd.	2,000	14
*,2	Unity Opto Technology Co. Ltd.	90,000	13
*	Basso Industry Corp.	7,000	12
	ScinoPharm Taiwan Ltd.	13,000	12
	Hannstar Board Corp.	7,000	11
*	Brogent Technologies Inc.	2,100	9
*	Concraft Holding Co. Ltd.	3,449	8
	Ginko International Co. Ltd.	1,050	8
*	Taigen Biopharmaceuticals Holdings Ltd.	13,000	8
	Lotus Pharmaceutical Co. Ltd.	1,000	4
*,2	Pharmally International Holding Co. Ltd.	1,282	3
		Shares	Market Value• ($000)
*,2	Wafer Works Optronics Corp. Rights Exp. 10/4/21	1,923	—
*,2	LOTES Co. Ltd. Rights Exp. 9/13/21	115	—
			148,715
Thailand (0.7%)
	Siam Cement PCL (Foreign)	121,200	1,616
	CP ALL PCL (Foreign)	699,600	1,410
	Airports of Thailand PCL (Foreign)	660,400	1,305
	Siam Commercial Bank PCL (Foreign)	346,800	1,144
	Kasikornbank PCL (Foreign)	251,700	958
	Home Product Center PCL (Foreign)	1,839,200	815
	Advanced Info Service PCL (Foreign)	136,300	795
	Energy Absolute PCL (Foreign)	309,100	628
	Delta Electronics Thailand PCL (Foreign)	29,100	527
	Bangkok Dusit Medical Services PCL (Foreign)	645,600	468
	Global Power Synergy PCL (Foreign)	170,092	439
	Carabao Group PCL (Foreign)	85,700	372
	Sino-Thai Engineering & Construction PCL (Foreign)	862,100	358
	Gulf Energy Development PCL (Foreign)	251,850	326
	Com7 PCL (Foreign)	145,700	315
	Central Pattana PCL (Foreign)	176,900	294
*	BEC World PCL (Foreign)	707,500	289
	Bangkok Bank PCL (Foreign)	78,400	277
	Intouch Holdings PCL (Foreign)	93,156	247
	Krungthai Card PCL (Foreign)	119,500	245
	PTT Global Chemical PCL (Foreign)	116,800	232
	Central Retail Corp. PCL (Foreign)	170,600	181
	Charoen Pokphand Foods PCL (Foreign)	202,600	170
	KCE Electronics PCL (Foreign)	65,000	154
	Thoresen Thai Agencies PCL (Foreign)	289,000	149

74

ESG International Stock ETF
		Shares	Market Value• ($000)
*	CPN Retail Growth Leasehold REIT	217,300	147
	Indorama Ventures PCL (Foreign)	99,200	134
	Jasmine Broadband Internet Infrastructure Fund	383,972	117
	Krung Thai Bank PCL (Foreign)	327,800	114
	Workpoint Entertainment PCL (Foreign)	164,500	114
	IMPACT Growth REIT	194,000	114
*	Unique Engineering & Construction PCL (Foreign)	550,300	113
	BTS Group Holdings PCL (Foreign)	340,600	99
	Kiatnakin Phatra Bank PCL (Foreign)	54,900	96
	Thai Union Group PCL (Foreign)	149,500	92
	Thaicom PCL (Foreign)	285,200	88
	Frasers Property Thailand Industrial Freehold & Leasehold REIT	207,100	87
	Hana Microelectronics PCL (Foreign)	37,300	82
*	Bangkok Airways PCL (Foreign)	220,500	81
	Sri Trang Agro-Industry PCL (Foreign)	67,600	80
	Bangkok Expressway & Metro PCL (Foreign)	279,800	75
*	Samart Corp. PCL (Foreign)	321,100	74
	TMBThanachart Bank PCL (Foreign)	2,207,124	73
	Bumrungrad Hospital PCL (Foreign)	17,800	73
	Tisco Financial Group PCL (Foreign)	25,100	73
*	Central Plaza Hotel PCL (Foreign)	66,800	69
	Muangthai Capital PCL (Foreign)	33,200	67
	Srisawad Corp. PCL (Foreign)	28,600	64
	Electricity Generating PCL (Foreign)	11,300	63
	Dohome PCL (Foreign)	79,900	63
*	Asset World Corp. PCL (Foreign)	460,000	62
	Precious Shipping PCL (Foreign)	84,200	60
	AEON Thana Sinsap Thailand PCL (Foreign)	9,400	58
		Shares	Market Value• ($000)
	VGI PCL (Foreign)	294,730	57
	WHA Premium Growth Freehold & Leasehold REIT	134,900	57
	Siam Global House PCL (Foreign)	75,094	51
*,2	Thai Airways International PCL (Foreign)	469,000	48
	Super Energy Corp. PCL (Foreign)	1,608,300	48
	TQM Corp. PCL (Foreign)	12,400	45
	Thanachart Capital PCL (Foreign)	37,100	42
	JMT Network Services PCL (Foreign)	28,900	41
	True Corp. PCL (Foreign)	375,600	39
	Bangkok Commercial Asset Management PCL (Foreign)	67,100	39
	Berli Jucker PCL (Foreign)	33,100	37
	Supalai PCL (Foreign)	57,200	37
	Thai Vegetable Oil PCL (Foreign)	35,700	36
	B Grimm Power PCL (Foreign)	25,300	36
	TPI Polene PCL (Foreign)	631,700	35
	Univentures PCL (Foreign)	248,900	33
	SPCG PCL (Foreign)	57,800	32
	Total Access Communication PCL (Foreign)	26,900	31
	LPN Development PCL (Foreign)	190,300	30
	Osotspa PCL (Foreign)	26,800	30
	Land & Houses PCL (Foreign)	114,600	29
	Mega Lifesciences PCL (Foreign)	18,300	28
	Amata Corp. PCL (Foreign)	45,993	27
	WHA Corp. PCL (Foreign)	271,500	27
	Quality Houses PCL (Foreign)	343,200	24
	Chularat Hospital PCL (Foreign)	210,700	24
	AP Thailand PCL (Foreign)	88,200	23
	Bangkok Land PCL (Foreign)	675,700	23
	TPI Polene Power PCL (Foreign)	160,300	22
	Thailand Future Fund	90,900	22

75

ESG International Stock ETF
		Shares	Market Value• ($000)
	Tipco Asphalt PCL (Foreign)	32,600	19
	Jasmine International PCL (Foreign)	208,700	19
	Taokaenoi Food & Marketing PCL (Foreign)	77,500	18
	Plan B Media PCL (Foreign)	96,400	18
	Thaifoods Group PCL (Foreign)	114,700	17
	Sansiri PCL (Foreign)	393,500	16
	Gunkul Engineering PCL (Foreign)	111,400	16
	BCPG PCL (Foreign)	32,051	15
	Siam Makro PCL (Foreign)	11,900	15
	GFPT PCL (Foreign)	36,300	14
*	Major Cineplex Group PCL (Foreign)	18,300	12
	Bangkok Life Assurance PCL NVDR	14,000	12
	Origin Property PCL (Foreign)	38,000	12
	Ratchthani Leasing PCL (Foreign)	77,600	11
	TTW PCL (Foreign)	28,000	10
*	Italian-Thai Development PCL (Foreign)	118,800	9
	TOA Paint Thailand PCL (Foreign)	6,800	7
	Advanced Info Service PCL	1,200	7
*	U City PCL (Foreign)	64,000	2
*	Minor International PCL Warrants Exp. 9/30/21	3,645	—
*	BCPG PCL Warrants Exp. 11/13/23	1	—
*	BTS Group Holdings PCL Warrants Exp. 12/31/25	119,210	0
			17,448
Turkey (0.1%)
	Yatas Yatak ve Yorgan Sanayi ve Ticaret A/S	294,972	504
	Tat Gida Sanayi A/S	319,333	339
	Logo Yazilim Sanayi ve Ticaret A/S	59,532	284
	Eregli Demir ve Celik Fabrikalari TAS	97,106	220
	Turkiye Garanti Bankasi A/S	113,534	135
	Turkiye Sise ve Cam Fabrikalari A/S	95,073	102
*	Aksa Enerji Uretim A/S Class B	55,252	96
	Akbank TAS	134,289	95
		Shares	Market Value• ($000)
	Ford Otomotiv Sanayi A/S	4,262	88
*	Gubre Fabrikalari TAS	12,258	76
	Is Yatirim Menkul Degerler A/S	31,920	59
*	Is Gayrimenkul Yatirim Ortakligi A/S	259,225	57
	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	245,706	54
	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A/S	31,669	51
	Turk Traktor ve Ziraat Makineleri A/S	2,379	49
*	Torunlar Gayrimenkul Yatirim Ortakligi A/S	92,930	47
	Nuh Cimento Sanayi A/S	11,154	47
*	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S Class A	55,213	46
	Haci Omer Sabanci Holding A/S	33,553	42
*	Petkim Petrokimya Holding A/S	55,556	41
*	Sasa Polyester Sanayi A/S	12,192	40
*	Konya Cimento Sanayii A/S	359	38
*	Bera Holding A/S	32,688	38
	Turkiye Is Bankasi A/S Class C	54,007	37
	Coca-Cola Icecek A/S	3,293	35
*	Turk Hava Yollari AO	19,932	30
	Alarko Holding A/S	27,754	30
*	Hektas Ticaret TAS	29,370	30
	Kartonsan Karton Sanayi ve Ticaret A/S	4,643	28
	EGE Endustri ve Ticaret A/S	181	27
*	Koza Anadolu Metal Madencilik Isletmeleri A/S	14,046	27
	Aksa Akrilik Kimya Sanayii A/S	11,264	26
*	Zorlu Enerji Elektrik Uretim A/S	136,939	26
[1]	Enerjisa Enerji A/S	18,394	25
	AG Anadolu Grubu Holding A/S	8,187	24
*,1	MLP Saglik Hizmetleri A/S Class B	7,804	24
*	Cimsa Cimento Sanayi ve Ticaret A/S	7,525	23
*	Koza Altin Isletmeleri A/S	1,798	22

76

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S	22,224	21
	Sok Marketler Ticaret A/S	13,986	21
	Brisa Bridgestone Sabanci Sanayi ve Ticaret A/S	7,642	20
[1]	Mavi Giyim Sanayi ve Ticaret A/S Class B	2,923	20
	Aksigorta A/S	19,310	18
	Aygaz A/S	8,618	16
	Dogus Otomotiv Servis ve Ticaret A/S	4,771	16
*	Pegasus Hava Tasimaciligi A/S	1,931	16
	Yapi ve Kredi Bankasi A/S	48,161	15
*	Turkiye Vakiflar Bankasi TAO	30,765	13
	Akcansa Cimento A/S	6,754	12
	Dogan Sirketler Grubu Holding A/S	31,140	10
*	Sekerbank Turk A/S	81,041	10
	Ulker Biskuvi Sanayi A/S	4,462	10
	Turkiye Sinai Kalkinma Bankasi A/S	54,965	9
	Turk Telekomunikasyon A/S	9,896	9
	Tofas Turk Otomobil Fabrikasi A/S	1,547	8
	Tekfen Holding A/S	3,446	6
	Arcelik A/S	1,329	5
*	TAV Havalimanlari Holding A/S	1,847	5
			3,222
United Arab Emirates (0.2%)
	First Abu Dhabi Bank PJSC	423,822	1,961
	Emirates Telecommunications Group Co. PJSC	154,571	993
	Emirates NBD Bank PJSC	214,614	809
	Abu Dhabi Commercial Bank PJSC	258,905	529
	Aldar Properties PJSC	390,728	441
	Emaar Properties PJSC	306,150	349
	Abu Dhabi Islamic Bank PJSC	147,435	226
*	Air Arabia PJSC	516,938	200
*	RAK Properties PJSC	709,994	142
*	Emaar Malls PJSC	236,942	133
	Orascom Construction plc	20,861	100
	Dubai Investments PJSC	193,510	96
		Shares	Market Value• ($000)
*	Dubai Financial Market PJSC	269,740	83
	GFH Financial Group BSC	286,334	58
	Aramex PJSC	41,095	45
*	DAMAC Properties Dubai Co. PJSC	118,390	41
*,2	Arabtec Holding PJSC	101,139	15
			6,221
United Kingdom (8.3%)
	AstraZeneca plc	162,899	19,050
	GlaxoSmithKline plc	519,137	10,443
	Unilever plc (XLON)	165,204	9,199
	RELX plc	198,052	5,944
	Prudential plc	276,482	5,760
	Unilever plc (XAMS)	101,641	5,657
	Reckitt Benckiser Group plc	65,776	5,021
	Barclays plc	1,832,639	4,646
	National Grid plc	359,085	4,644
	Vodafone Group plc	2,713,428	4,557
	Lloyds Banking Group plc	7,407,263	4,434
	Experian plc	99,364	4,383
	London Stock Exchange Group plc	38,088	4,172
	CRH plc (XLON)	75,963	4,041
	Ashtead Group plc	51,182	4,001
*	Compass Group plc	190,100	3,927
	Ferguson plc	25,572	3,696
	Tesco plc	861,411	3,024
	Segro plc	142,007	2,510
	SSE plc	109,474	2,459
	Legal & General Group plc	631,694	2,347
	Croda International plc	18,327	2,307
	Aviva plc	404,016	2,246
*	BT Group plc	917,002	2,144
	Spirax-Sarco Engineering plc	9,606	2,130
	Halma plc	51,428	2,124
	3i Group plc	114,990	2,115
	WPP plc	150,395	2,039
	Smith & Nephew plc	103,932	1,990
	Smurfit Kappa Group plc	33,754	1,935
	Rentokil Initial plc	239,233	1,911
	Next plc	16,732	1,820
	St. James's Place plc	80,519	1,783
	Standard Chartered plc	282,579	1,762
	Bunzl plc	45,261	1,640
*,1	Just Eat Takeaway.com NV (XLON)	17,976	1,622
	Persimmon plc	39,679	1,606
	Mondi plc	57,941	1,598
	Natwest Group plc	533,545	1,558
*	Ocado Group plc	53,419	1,481

77

ESG International Stock ETF
		Shares	Market Value• ($000)
	Sage Group plc	144,710	1,478
	Kingfisher plc	291,002	1,401
	Howden Joinery Group plc	104,098	1,354
	Wm Morrison Supermarkets plc	339,092	1,349
*	Informa plc	178,113	1,302
	Burberry Group plc	50,538	1,294
	Admiral Group plc	25,929	1,288
	Rightmove plc	132,643	1,280
	Barratt Developments plc	125,035	1,272
	United Utilities Group plc	87,399	1,271
[1]	Auto Trader Group plc	145,392	1,257
	Spectris plc	23,170	1,256
	Severn Trent plc	32,207	1,224
	DCC plc	14,075	1,196
	Intermediate Capital Group plc	39,449	1,193
	Smiths Group plc	59,717	1,185
	Taylor Wimpey plc	460,071	1,158
	DS Smith plc	187,423	1,140
	Abrdn plc	310,845	1,136
	Derwent London plc	21,014	1,096
	Johnson Matthey plc	26,660	1,078
*	Coca-Cola HBC AG	29,496	1,068
	British Land Co. plc	140,475	1,026
	J Sainsbury plc	245,574	1,026
*	Berkeley Group Holdings plc	15,177	1,008
	Pearson plc	94,468	996
	Tate & Lyle plc	94,484	918
	Britvic plc	67,592	907
	Direct Line Insurance Group plc	212,371	902
	Bellway plc	18,371	890
*	ITV plc	553,305	882
	Hargreaves Lansdown plc	40,352	838
	Polymetal International plc	41,618	829
	M&G plc	282,760	801
	Pennon Group plc	44,880	771
	Phoenix Group Holdings plc	85,708	734
*	Marks & Spencer Group plc	281,251	695
	CRH plc (XDUB)	12,990	688
	JD Sports Fashion plc	49,354	685
	Antofagasta plc	31,416	629
	HomeServe plc	47,877	616
	Games Workshop Group plc	3,769	600
	Hikma Pharmaceuticals plc	17,016	594
	Investec plc	139,701	588
		Shares	Market Value• ($000)
	Royal Mail plc	82,018	559
	Schroders plc	10,590	551
	Future plc	9,743	516
*	Beazley plc	90,148	485
	B&M European Value Retail SA	53,035	408
	Dechra Pharmaceuticals plc	5,495	396
*	SSP Group plc	88,758	333
	UNITE Group plc	18,858	317
*	WH Smith plc	14,074	316
[1]	Avast plc	35,993	296
	Genus plc	3,536	289
	Inchcape plc	22,775	288
	Hiscox Ltd.	22,741	287
	IG Group Holdings plc	21,732	280
	Dunelm Group plc	15,595	276
*	Greggs plc	6,584	275
	Electrocomponents plc	18,534	271
	Pets at Home Group plc	34,650	239
*,1	Countryside Properties plc	30,670	237
[1]	ConvaTec Group plc	75,541	234
	Grafton Group plc	12,100	233
	Softcat plc	7,939	231
*	THG plc	27,028	228
*,1	Trainline plc	44,708	225
*,1	Network International Holdings plc	41,380	223
	Spirent Communications plc	48,893	200
*,1	Watches of Switzerland Group plc	14,040	196
	Man Group plc	64,943	193
*	IWG plc	46,657	192
	Safestore Holdings plc	11,936	190
	Vistry Group plc	11,170	186
	OSB Group plc	24,865	174
	Big Yellow Group plc	8,005	168
	Close Brothers Group plc	7,935	168
[1]	John Laing Group plc	30,248	167
*	Hays plc	75,490	165
	Computacenter plc	4,049	164
*	International Consolidated Airlines Group SA	72,414	159
	Hammerson plc	310,997	156
*	easyJet plc	13,959	153
	Cranswick plc	2,720	149
*	Ascential plc	25,440	146
	Micro Focus International plc	23,219	142
	Shaftesbury plc	15,778	140
	Assura plc	128,797	140
	Grainger plc	31,517	139

78

ESG International Stock ETF
		Shares	Market Value• ($000)
	Synthomer plc	18,772	138
[1]	Quilter plc	66,108	137
	Ashmore Group plc	24,722	136
	Fresnillo plc	11,207	132
	Plus500 Ltd.	6,285	129
	TP ICAP Group plc	45,386	127
	Paragon Banking Group plc	16,286	126
	Drax Group plc	21,787	124
	LondonMetric Property plc	33,628	121
	Domino's Pizza Group plc	21,302	121
*	Pagegroup plc	13,511	117
	Dixons Carphone plc	60,869	117
	Victrex plc	3,159	115
	Lancashire Holdings Ltd.	13,268	114
	Great Portland Estates plc	10,621	114
*	National Express Group plc	31,678	112
	Marshalls plc	10,010	111
*	Mitie Group plc	104,804	109
	Genuit Group plc	10,032	109
	AJ Bell plc	18,148	107
	Sanne Group plc	8,247	105
	Moneysupermarket.com Group plc	29,728	104
*,1	Just Eat Takeaway.com NV (XAMS)	1,113	101
	Savills plc	5,376	101
	IntegraFin Holdings plc	12,584	100
	Capital & Counties Properties plc	40,898	98
*,1	Aston Martin Lagonda Global Holdings plc	3,569	98
*,1	Wizz Air Holdings plc	1,454	97
*	Frasers Group plc	10,406	96
	Centamin plc	67,757	93
	Workspace Group plc	7,280	93
*	Mediclinic International plc	21,019	91
	Picton Property Income Ltd.	65,924	90
	Kainos Group plc	3,341	90
	Rathbone Brothers plc	3,170	89
	Redrow plc	8,986	88
[1]	Airtel Africa plc	66,541	85
	Coats Group plc	76,003	80
	Vesuvius plc	10,375	80
*	Crest Nicholson Holdings plc	13,949	80
*	Firstgroup plc	62,898	78
*	Provident Financial plc	15,943	78
*	Just Group plc	58,484	75
		Shares	Market Value• ($000)
	Jupiter Fund Management plc	19,869	73
	RHI Magnesita NV	1,389	73
*	Elementis plc	34,082	72
*	Restaurant Group plc	42,987	71
*	AO World plc	21,876	70
	Halfords Group plc	13,825	69
	Brewin Dolphin Holdings plc	11,896	65
*	Cineworld Group plc	67,588	62
	Vectura Group plc	27,313	62
	Ferrexpo plc	11,280	59
	Sirius Real Estate Ltd.	34,318	59
	Redde Northgate plc	9,423	57
*	Greencore Group plc	28,649	56
	Clarkson plc	1,045	55
[1]	Ibstock plc	15,964	53
	FDM Group Holdings plc	2,927	51
*	Petropavlovsk plc	168,903	49
	Euromoney Institutional Investor plc	3,364	48
*	Bank of Georgia Group plc	2,028	47
	Avon Protection plc	1,736	45
	NCC Group plc	9,895	44
	Essentra plc	11,008	44
*,1	Spire Healthcare Group plc	13,463	44
	Helical plc	5,379	35
	Hochschild Mining plc	16,405	34
	Keller Group plc	2,139	29
[1]	TI Fluid Systems plc Class B	6,919	29
[1]	Alfa Financial Software Holdings plc	13,860	28
*,1	Equiniti Group plc	10,203	25
*	Go-Ahead Group plc	1,814	23
*	AG Barr plc	2,978	23
	TBC Bank Group plc	1,188	23
	Devro plc	6,727	21
	PZ Cussons plc	5,461	18
	Telecom Plus plc	1,118	16
*	SIG plc	18,866	14
*	PureTech Health plc	2,578	12
*	Stagecoach Group plc	9,115	9
*,1	Funding Circle Holdings plc	2,197	5
*,2	NMC Health plc	4,208	—
			212,283
Total Common Stocks (Cost $2,109,840)			2,539,801

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ESG International Stock ETF
	Shares	Market Value• ($000)
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[4,5] Vanguard Market Liquidity Fund, 0.068% (Cost $15,384)	153,841	15,384
Total Investments (99.8%) (Cost $2,125,224)		2,555,185
Other Assets and Liabilities—Net (0.2%)		5,643
Net Assets (100%)		2,560,828
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, the aggregate value was $92,511,000, representing 3.6% of net assets.
2	Security value determined using significant unobservable inputs.
3	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,978,000.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $2,104,000 was received for securities on loan.
ADR—American Depositary Receipt.
FDR—Fiduciary Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depositary Receipt.
REIT—Real Estate Investment Trust.
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ESG International Stock ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	September 2021	68	7,995	73
MSCI Emerging Market Index	September 2021	190	12,343	(147)
				(74)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
BNP Paribas	9/15/21	INR	107,647	USD	1,456	17	—
BNP Paribas	9/15/21	USD	555	JPY	60,771	2	—
						19	—
INR—Indian rupee.
JPY—Japanese yen.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.
81

ESG International Stock ETF
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,109,840)	2,539,801
Affiliated Issuers (Cost $15,384)	15,384
Total Investments in Securities	2,555,185
Investment in Vanguard	80
Cash	11
Foreign Currency, at Value (Cost $4,780)	4,776
Cash Collateral Pledged—Futures Contracts	1,110
Receivables for Investment Securities Sold	5
Receivables for Accrued Income	5,207
Variation Margin Receivable—Futures Contracts	173
Unrealized Appreciation—Forward Currency Contracts	19
Total Assets	2,566,566
Liabilities
Payables for Investment Securities Purchased	976
Collateral for Securities on Loan	2,104
Payables to Vanguard	1
Deferred Foreign Capital Gains Taxes	2,657
Total Liabilities	5,738
Net Assets	2,560,828
At August 31, 2021, net assets consisted of:

Paid-in Capital	2,133,198
Total Distributable Earnings (Loss)	427,630
Net Assets	2,560,828

Net Assets
Applicable to 39,800,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,560,828
Net Asset Value Per Share	$64.34
See accompanying Notes, which are an integral part of the Financial Statements.
82

ESG International Stock ETF
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends[1]	41,388
Interest[2]	4
Securities Lending—Net	201
Total Income	41,593
Expenses
The Vanguard Group—Note B
Investment Advisory Services	276
Management and Administrative	1,419
Marketing and Distribution	79
Custodian Fees	359
Auditing Fees	43
Shareholders’ Reports	31
Trustees’ Fees and Expenses	1
Total Expenses	2,208
Net Investment Income	39,385
Realized Net Gain (Loss)
Investment Securities Sold[2]	4,698
Futures Contracts	1,846
Forward Currency Contracts	54
Foreign Currencies	(56)
Realized Net Gain (Loss)	6,542
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,3]	329,358
Futures Contracts	(110)
Forward Currency Contracts	25
Foreign Currencies	(40)
Change in Unrealized Appreciation (Depreciation)	329,233
Net Increase (Decrease) in Net Assets Resulting from Operations	375,160
1	Dividends are net of foreign withholding taxes of $4,572,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,000, less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $2,486,000.
See accompanying Notes, which are an integral part of the Financial Statements.
83

ESG International Stock ETF
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,385	18,028
Realized Net Gain (Loss)	6,542	(12,482)
Change in Unrealized Appreciation (Depreciation)	329,233	101,315
Net Increase (Decrease) in Net Assets Resulting from Operations	375,160	106,861
Distributions
Total Distributions	(37,086)	(14,331)
Capital Share Transactions
Issued	1,017,922	693,888
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	1,017,922	693,888
Total Increase (Decrease)	1,355,996	786,418
Net Assets
Beginning of Period	1,204,832	418,414
End of Period	2,560,828	1,204,832
See accompanying Notes, which are an integral part of the Financial Statements.
84

ESG International Stock ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	September 18, 2018[1] to August 31, 2019	Year Ended August 31,
		2021	2020
Net Asset Value, Beginning of Period	$52.38	$48.09	$50.00
Investment Operations
Net Investment Income[2]	1.295	1.192	1.529
Net Realized and Unrealized Gain (Loss) on Investments	11.907	4.138	(2.714)
Total from Investment Operations	13.202	5.330	(1.185)
Distributions
Dividends from Net Investment Income	(1.242)	(1.040)	(.725)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.242)	(1.040)	(.725)
Net Asset Value, End of Period	$64.34	$52.38	$48.09
Total Return	25.45%	11.23%	-2.36%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,561	$1,205	$418
Ratio of Total Expenses to Average Net Assets	0.12%	0.15%	0.17%[3,4]
Ratio of Net Investment Income to Average Net Assets	2.14%	2.45%	3.30%[3]
Portfolio Turnover Rate[5]	7%	12%	22%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.15%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
85

ESG International Stock ETF
Notes to Financial Statements
Vanguard ESG International Stock ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The
86

ESG International Stock ETF
clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended August 31, 2021, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
87

ESG International Stock ETF
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
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ESG International Stock ETF
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $80,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
89

ESG International Stock ETF
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	226,793	5,810	—	232,603
Common Stocks—Other	38,765	2,267,079	1,354	2,307,198
Temporary Cash Investments	15,384	—	—	15,384
Total	280,942	2,272,889	1,354	2,555,185

Derivative Financial Instruments
Assets
Futures Contracts[1]	73	—	—	73
Forward Currency Contracts	—	19	—	19
Total	73	19	—	92
Liabilities
Futures Contracts[1]	147	—	—	147
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.  At August 31, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	73	—	73
Unrealized Appreciation—Forward Currency Contracts	—	19	19
Total Assets	73	19	92

Unrealized Depreciation—Futures Contracts[1]	147	—	147
Unrealized Depreciation—Forward Currency Contracts	—	—	—
Total Liabilities	147	—	147
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
90

ESG International Stock ETF
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	1,846	—	1,846
Forward Currency Contracts	—	54	54
Realized Net Gain (Loss) on Derivatives	1,846	54	1,900

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(110)	—	(110)
Forward Currency Contracts	—	25	25
Change in Unrealized Appreciation (Depreciation) on Derivatives	(110)	25	(85)
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	19,648
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(8,598)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	416,580
91

ESG International Stock ETF
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	37,086	14,331
Long-Term Capital Gains	—	—
Total	37,086	14,331
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,135,976
Gross Unrealized Appreciation	527,697
Gross Unrealized Depreciation	(108,488)
Net Unrealized Appreciation (Depreciation)	419,209
F.  During the year ended August 31, 2021, the fund purchased $1,132,720,000 of investment securities and sold $128,122,000 of investment securities, other than temporary cash investments. Purchases and sales include $800,551,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
G.  Capital shares issued and redeemed were:
	Year Ended August 31,
	2021 Shares (000)	2020 Shares (000)

Issued	16,800	14,300
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	16,800	14,300
H.  Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
92

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard ESG International Stock ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard ESG International Stock ETF (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period September 18, 2018 (inception) through August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period September 18, 2018 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
93

Special 2021 tax information (unaudited) for Vanguard ESG International Stock ETF
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $25,345,000 of qualified dividend income to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $46,625,000 and foreign taxes paid of $3,764,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.
94

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard ESG International Stock ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2018; it also took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short-term and since-inception performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average.
95

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
96

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard ESG International Stock ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
97

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. McIsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
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Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q43940 102021

Annual Report  |  August 31, 2021
Vanguard ESG U.S. Corporate Bond ETF

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	From its inception on September 22, 2020, to August 31, 2021, Vanguard ESG U.S. Corporate Bond ETF returned 1.20%, a performance roughly in line with the 1.29% return of its benchmark index.
•	The global economy rebounded faster during the ETF’s fiscal year than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound.
•	Bond returns for the period were dampened by rising yields across much of the developed world, notably in the United States.
•	For the fund’s benchmark index, bonds issued by financial institutions outperformed those of industrial and utility companies. By credit quality, lower-rated corporate bonds generally outperformed higher-rated ones, and by maturity, results were mixed.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2021
ESG U.S. Corporate Bond ETF	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,026.30	$0.61
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.60	0.61
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.12%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

ESG U.S. Corporate Bond ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 22, 2020, Through August 31, 2021
Initial Investment of $10,000
		Total Returns Period Ended August 31, 2021
	Since Inception (9/22/2020)	Final Value of a $10,000 Investment
ESG U.S. Corporate Bond ETF Net Asset Value	1.20%	$10,120
ESG U.S. Corporate Bond ETF Market Price	1.25	10,125
Bloomberg MSCI US Corporate SRI Select Index	1.29	10,129
Bloomberg U.S. Corporate Bond Index	2.14	10,214
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

ESG U.S. Corporate Bond ETF
Fund Allocation
As of August 31, 2021
Corporate Bonds – Communications	14.9%
Corporate Bonds – Consumer Discretionary	6.6
Corporate Bonds – Consumer Staples	3.6
Corporate Bonds – Financials	38.9
Corporate Bonds – Health Care	16.0
Corporate Bonds – Industrials	2.5
Corporate Bonds – Materials	1.5
Corporate Bonds – Real Estate	1.9
Corporate Bonds – Technology	13.9
Corporate Bonds – Utilities	0.1
U.S. Government and Agency Obligations	0.1
The table reflects the fund's investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
5

ESG U.S. Corporate Bond ETF
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.0%)
U.S. Government Securities (0.0%)
	United States Treasury Note/Bond (Cost $118)	1.875%	2/15/51	120	119
Corporate Bonds (99.0%)
Communications (14.7%)
	Activision Blizzard Inc.	3.400%	9/15/26	60	66
	Activision Blizzard Inc.	2.500%	9/15/50	85	76
	Alphabet Inc.	3.375%	2/25/24	90	97
	Alphabet Inc.	0.450%	8/15/25	50	50
	Alphabet Inc.	1.998%	8/15/26	120	126
	Alphabet Inc.	0.800%	8/15/27	110	108
	Alphabet Inc.	1.100%	8/15/30	195	187
	Alphabet Inc.	1.900%	8/15/40	70	65
	Alphabet Inc.	2.050%	8/15/50	156	142
	Alphabet Inc.	2.250%	8/15/60	90	82
	America Movil SAB de CV	3.625%	4/22/29	95	105
	America Movil SAB de CV	2.875%	5/7/30	65	69
	America Movil SAB de CV	6.125%	3/30/40	160	230
	America Movil SAB de CV	4.375%	7/16/42	45	55
	America Movil SAB de CV	4.375%	4/22/49	120	151
	AT&T Inc.	2.625%	12/1/22	30	31
	AT&T Inc.	0.900%	3/25/24	60	60
	AT&T Inc.	4.450%	4/1/24	25	27
	AT&T Inc.	3.400%	5/15/25	250	271
	AT&T Inc.	4.125%	2/17/26	200	224
	AT&T Inc.	1.700%	3/25/26	240	243
	AT&T Inc.	3.800%	2/15/27	100	112
	AT&T Inc.	4.250%	3/1/27	50	57
	AT&T Inc.	2.300%	6/1/27	160	167
	AT&T Inc.	1.650%	2/1/28	65	65
[1]	AT&T Inc.	4.100%	2/15/28	110	126
	AT&T Inc.	4.350%	3/1/29	100	116
[1]	AT&T Inc.	4.300%	2/15/30	245	285
	AT&T Inc.	2.750%	6/1/31	135	141
	AT&T Inc.	2.250%	2/1/32	75	75
[2]	AT&T Inc.	2.550%	12/1/33	50	50
	AT&T Inc.	4.500%	5/15/35	65	77
	AT&T Inc.	5.250%	3/1/37	70	89
	AT&T Inc.	4.850%	3/1/39	134	164
	AT&T Inc.	5.350%	9/1/40	105	136
	AT&T Inc.	3.500%	6/1/41	195	206
6

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AT&T Inc.	4.300%	12/15/42	50	58
	AT&T Inc.	3.100%	2/1/43	180	179
	AT&T Inc.	4.350%	6/15/45	85	98
	AT&T Inc.	4.750%	5/15/46	125	153
	AT&T Inc.	5.650%	2/15/47	90	123
	AT&T Inc.	4.500%	3/9/48	200	238
	AT&T Inc.	4.550%	3/9/49	250	300
	AT&T Inc.	5.150%	2/15/50	125	162
	AT&T Inc.	3.650%	6/1/51	150	159
	AT&T Inc.	3.300%	2/1/52	130	129
[2]	AT&T Inc.	3.500%	9/15/53	430	441
[2]	AT&T Inc.	3.550%	9/15/55	395	404
[2]	AT&T Inc.	3.800%	12/1/57	142	151
[2]	AT&T Inc.	3.650%	9/15/59	185	190
	AT&T Inc.	3.850%	6/1/60	125	133
	AT&T Inc.	3.500%	2/1/61	98	97
	Bell Telephone Co. of Canada or Bell Canada	4.464%	4/1/48	65	81
	Booking Holdings Inc.	3.600%	6/1/26	50	55
	Booking Holdings Inc.	4.625%	4/13/30	110	132
	British Telecommunications plc	9.625%	12/15/30	145	224
[1]	Charter Communications Operating LLC	4.500%	2/1/24	50	54
	Charter Communications Operating LLC	4.908%	7/23/25	125	142
	Charter Communications Operating LLC	3.750%	2/15/28	75	83
	Charter Communications Operating LLC	4.200%	3/15/28	125	141
	Charter Communications Operating LLC	5.050%	3/30/29	145	172
	Charter Communications Operating LLC	2.800%	4/1/31	175	179
	Charter Communications Operating LLC	2.300%	2/1/32	100	98
	Charter Communications Operating LLC	6.384%	10/23/35	145	194
	Charter Communications Operating LLC	5.375%	4/1/38	115	142
	Charter Communications Operating LLC	3.500%	6/1/41	130	131
	Charter Communications Operating LLC	6.484%	10/23/45	235	328
	Charter Communications Operating LLC	5.375%	5/1/47	95	117
	Charter Communications Operating LLC	5.750%	4/1/48	78	101
	Charter Communications Operating LLC	5.125%	7/1/49	50	60
	Charter Communications Operating LLC	4.800%	3/1/50	120	141
	Charter Communications Operating LLC	3.700%	4/1/51	140	141
	Charter Communications Operating LLC	3.900%	6/1/52	95	98
	Charter Communications Operating LLC	3.850%	4/1/61	160	159
	Charter Communications Operating LLC	4.400%	12/1/61	50	55
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	65	72
	Comcast Corp.	3.600%	3/1/24	65	70
	Comcast Corp.	3.700%	4/15/24	185	200
	Comcast Corp.	3.375%	2/15/25	125	135
	Comcast Corp.	3.375%	8/15/25	25	27
	Comcast Corp.	3.950%	10/15/25	215	240
	Comcast Corp.	3.150%	3/1/26	150	163
	Comcast Corp.	2.350%	1/15/27	110	116
	Comcast Corp.	3.300%	2/1/27	100	110
	Comcast Corp.	3.150%	2/15/28	25	27
	Comcast Corp.	3.550%	5/1/28	125	140
	Comcast Corp.	4.150%	10/15/28	100	116
	Comcast Corp.	2.650%	2/1/30	180	190
	Comcast Corp.	3.400%	4/1/30	25	28
	Comcast Corp.	4.250%	10/15/30	145	171
	Comcast Corp.	1.950%	1/15/31	75	75
7

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	1.500%	2/15/31	25	24
	Comcast Corp.	4.250%	1/15/33	75	90
	Comcast Corp.	7.050%	3/15/33	75	110
	Comcast Corp.	4.200%	8/15/34	125	149
	Comcast Corp.	4.400%	8/15/35	65	79
	Comcast Corp.	6.500%	11/15/35	21	31
	Comcast Corp.	3.200%	7/15/36	85	93
	Comcast Corp.	3.900%	3/1/38	60	70
	Comcast Corp.	4.600%	10/15/38	40	50
	Comcast Corp.	3.250%	11/1/39	70	76
	Comcast Corp.	3.750%	4/1/40	115	132
	Comcast Corp.	3.400%	7/15/46	75	82
	Comcast Corp.	4.000%	8/15/47	180	213
	Comcast Corp.	3.969%	11/1/47	120	141
	Comcast Corp.	4.000%	3/1/48	140	166
	Comcast Corp.	4.700%	10/15/48	38	50
	Comcast Corp.	3.999%	11/1/49	225	268
	Comcast Corp.	3.450%	2/1/50	35	38
	Comcast Corp.	2.800%	1/15/51	52	51
[2]	Comcast Corp.	2.887%	11/1/51	224	223
	Comcast Corp.	2.450%	8/15/52	200	184
[2]	Comcast Corp.	2.937%	11/1/56	282	279
	Comcast Corp.	4.950%	10/15/58	30	43
	Comcast Corp.	2.650%	8/15/62	105	97
[2]	Comcast Corp.	2.987%	11/1/63	258	254
	Deutsche Telekom International Finance BV	8.750%	6/15/30	245	369
	Discovery Communications LLC	2.950%	3/20/23	68	70
	Discovery Communications LLC	3.950%	3/20/28	125	140
	Discovery Communications LLC	4.125%	5/15/29	85	96
	Discovery Communications LLC	3.625%	5/15/30	5	5
	Discovery Communications LLC	5.200%	9/20/47	115	145
	Discovery Communications LLC	5.300%	5/15/49	85	109
	Discovery Communications LLC	4.650%	5/15/50	35	41
	Discovery Communications LLC	4.000%	9/15/55	40	43
	Electronic Arts Inc.	1.850%	2/15/31	35	34
	Electronic Arts Inc.	2.950%	2/15/51	60	59
	Expedia Group Inc.	3.800%	2/15/28	120	129
	Expedia Group Inc.	3.250%	2/15/30	100	104
	Fox Corp.	4.030%	1/25/24	15	16
	Fox Corp.	4.709%	1/25/29	190	224
	Fox Corp.	5.476%	1/25/39	125	162
	Fox Corp.	5.576%	1/25/49	53	73
	Grupo Televisa SAB	5.250%	5/24/49	100	132
	Omnicom Group Inc.	3.650%	11/1/24	140	152
	Omnicom Group Inc.	3.600%	4/15/26	40	44
	Omnicom Group Inc.	2.600%	8/1/31	50	52
	Orange SA	9.000%	3/1/31	159	251
	Orange SA	5.375%	1/13/42	25	34
	Orange SA	5.500%	2/6/44	65	91
	Rogers Communications Inc.	4.100%	10/1/23	80	85
	Rogers Communications Inc.	5.000%	3/15/44	30	38
	Rogers Communications Inc.	4.300%	2/15/48	30	35
	Rogers Communications Inc.	4.350%	5/1/49	95	111
	Rogers Communications Inc.	3.700%	11/15/49	85	91
	Telefonica Emisiones SA	4.103%	3/8/27	150	169
8

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Telefonica Emisiones SA	7.045%	6/20/36	130	189
	Telefonica Emisiones SA	4.665%	3/6/38	90	107
	Telefonica Emisiones SA	5.213%	3/8/47	95	120
	Telefonica Emisiones SA	4.895%	3/6/48	60	73
	Telefonica Emisiones SA	5.520%	3/1/49	35	46
	Telefonica Europe BV	8.250%	9/15/30	115	168
	TELUS Corp.	4.600%	11/16/48	60	77
	Time Warner Cable LLC	6.550%	5/1/37	90	123
	Time Warner Cable LLC	6.750%	6/15/39	80	112
	Time Warner Cable LLC	5.875%	11/15/40	115	148
	Time Warner Cable LLC	5.500%	9/1/41	65	81
	Time Warner Cable LLC	4.500%	9/15/42	115	129
	Time Warner Entertainment Co. LP	8.375%	3/15/23	85	95
	Time Warner Entertainment Co. LP	8.375%	7/15/33	95	142
	T-Mobile USA Inc.	3.500%	4/15/25	170	184
	T-Mobile USA Inc.	1.500%	2/15/26	175	176
	T-Mobile USA Inc.	3.750%	4/15/27	195	216
	T-Mobile USA Inc.	2.050%	2/15/28	105	107
	T-Mobile USA Inc.	3.875%	4/15/30	325	364
	T-Mobile USA Inc.	2.550%	2/15/31	200	204
	T-Mobile USA Inc.	2.250%	11/15/31	35	35
	T-Mobile USA Inc.	4.375%	4/15/40	75	88
	T-Mobile USA Inc.	3.000%	2/15/41	95	94
	T-Mobile USA Inc.	4.500%	4/15/50	205	246
	T-Mobile USA Inc.	3.300%	2/15/51	185	186
[2]	T-Mobile USA Inc.	3.400%	10/15/52	75	76
	T-Mobile USA Inc.	3.600%	11/15/60	80	82
[1]	TWDC Enterprises 18 Corp.	2.350%	12/1/22	85	87
[1]	TWDC Enterprises 18 Corp.	3.150%	9/17/25	80	87
[1]	TWDC Enterprises 18 Corp.	2.950%	6/15/27	45	49
[1]	TWDC Enterprises 18 Corp.	4.125%	6/1/44	45	55
	VeriSign Inc.	2.700%	6/15/31	10	10
	Verizon Communications Inc.	0.750%	3/22/24	25	25
	Verizon Communications Inc.	3.500%	11/1/24	205	222
	Verizon Communications Inc.	3.376%	2/15/25	170	184
	Verizon Communications Inc.	0.850%	11/20/25	100	99
	Verizon Communications Inc.	1.450%	3/20/26	280	284
	Verizon Communications Inc.	2.625%	8/15/26	105	112
	Verizon Communications Inc.	4.125%	3/16/27	225	257
	Verizon Communications Inc.	3.000%	3/22/27	105	114
	Verizon Communications Inc.	2.100%	3/22/28	250	257
	Verizon Communications Inc.	4.329%	9/21/28	195	227
	Verizon Communications Inc.	4.016%	12/3/29	215	248
	Verizon Communications Inc.	3.150%	3/22/30	125	135
	Verizon Communications Inc.	1.500%	9/18/30	90	87
	Verizon Communications Inc.	1.680%	10/30/30	100	97
	Verizon Communications Inc.	1.750%	1/20/31	50	48
	Verizon Communications Inc.	2.550%	3/21/31	230	238
	Verizon Communications Inc.	4.500%	8/10/33	70	85
	Verizon Communications Inc.	4.400%	11/1/34	152	183
	Verizon Communications Inc.	4.272%	1/15/36	105	125
	Verizon Communications Inc.	5.250%	3/16/37	100	132
	Verizon Communications Inc.	2.650%	11/20/40	200	194
	Verizon Communications Inc.	3.400%	3/22/41	130	139
	Verizon Communications Inc.	4.125%	8/15/46	105	123
9

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Verizon Communications Inc.	4.862%	8/21/46	226	295
Verizon Communications Inc.	4.522%	9/15/48	215	271
Verizon Communications Inc.	5.012%	4/15/49	125	167
Verizon Communications Inc.	4.000%	3/22/50	170	198
Verizon Communications Inc.	2.875%	11/20/50	195	188
Verizon Communications Inc.	3.550%	3/22/51	300	326
Verizon Communications Inc.	4.672%	3/15/55	120	156
Verizon Communications Inc.	2.987%	10/30/56	160	154
Verizon Communications Inc.	3.000%	11/20/60	235	226
Verizon Communications Inc.	3.700%	3/22/61	210	231
ViacomCBS Inc.	4.750%	5/15/25	85	96
ViacomCBS Inc.	4.000%	1/15/26	35	39
ViacomCBS Inc.	7.875%	7/30/30	90	128
ViacomCBS Inc.	4.950%	1/15/31	100	121
ViacomCBS Inc.	4.200%	5/19/32	110	127
ViacomCBS Inc.	6.875%	4/30/36	100	144
ViacomCBS Inc.	4.375%	3/15/43	60	70
ViacomCBS Inc.	5.850%	9/1/43	40	55
ViacomCBS Inc.	4.950%	5/19/50	25	32
Vodafone Group plc	3.750%	1/16/24	108	116
Vodafone Group plc	4.125%	5/30/25	110	122
Vodafone Group plc	4.375%	5/30/28	75	87
Vodafone Group plc	6.150%	2/27/37	115	161
Vodafone Group plc	5.000%	5/30/38	50	64
Vodafone Group plc	4.375%	2/19/43	65	77
Vodafone Group plc	5.250%	5/30/48	220	293
Vodafone Group plc	4.875%	6/19/49	90	115
Vodafone Group plc	4.250%	9/17/50	90	106
Walt Disney Co.	3.000%	9/15/22	115	118
Walt Disney Co.	1.750%	8/30/24	120	124
Walt Disney Co.	3.350%	3/24/25	50	54
Walt Disney Co.	1.750%	1/13/26	25	26
Walt Disney Co.	2.200%	1/13/28	105	109
Walt Disney Co.	2.000%	9/1/29	65	66
Walt Disney Co.	3.800%	3/22/30	105	121
Walt Disney Co.	2.650%	1/13/31	140	149
Walt Disney Co.	6.200%	12/15/34	70	99
Walt Disney Co.	6.400%	12/15/35	125	184
Walt Disney Co.	6.650%	11/15/37	60	92
Walt Disney Co.	3.500%	5/13/40	125	141
Walt Disney Co.	4.700%	3/23/50	85	114
Walt Disney Co.	3.600%	1/13/51	235	272
Walt Disney Co.	3.800%	5/13/60	90	108
Weibo Corp.	3.500%	7/5/24	75	79
Weibo Corp.	3.375%	7/8/30	10	10
WPP Finance 2010	3.750%	9/19/24	45	49
				32,002
Consumer Discretionary (6.6%)
Alibaba Group Holding Ltd.	3.600%	11/28/24	100	108
Alibaba Group Holding Ltd.	3.400%	12/6/27	35	38
Alibaba Group Holding Ltd.	2.125%	2/9/31	105	103
Alibaba Group Holding Ltd.	4.000%	12/6/37	115	129
Alibaba Group Holding Ltd.	2.700%	2/9/41	160	152
Alibaba Group Holding Ltd.	4.200%	12/6/47	85	98
Alibaba Group Holding Ltd.	3.150%	2/9/51	45	44
10

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Alibaba Group Holding Ltd.	4.400%	12/6/57	80	95
	Amazon.com Inc.	2.500%	11/29/22	140	143
	Amazon.com Inc.	2.400%	2/22/23	150	155
	Amazon.com Inc.	0.450%	5/12/24	170	170
	Amazon.com Inc.	2.800%	8/22/24	105	112
	Amazon.com Inc.	3.800%	12/5/24	50	55
	Amazon.com Inc.	0.800%	6/3/25	65	65
	Amazon.com Inc.	1.000%	5/12/26	130	131
	Amazon.com Inc.	1.200%	6/3/27	130	130
	Amazon.com Inc.	3.150%	8/22/27	240	266
	Amazon.com Inc.	1.650%	5/12/28	20	20
	Amazon.com Inc.	1.500%	6/3/30	190	187
	Amazon.com Inc.	2.100%	5/12/31	145	149
	Amazon.com Inc.	4.800%	12/5/34	80	104
	Amazon.com Inc.	3.875%	8/22/37	190	227
	Amazon.com Inc.	2.875%	5/12/41	20	21
	Amazon.com Inc.	4.950%	12/5/44	205	282
	Amazon.com Inc.	4.050%	8/22/47	200	247
	Amazon.com Inc.	2.500%	6/3/50	145	139
	Amazon.com Inc.	3.100%	5/12/51	165	178
	Amazon.com Inc.	4.250%	8/22/57	150	195
	Amazon.com Inc.	2.700%	6/3/60	153	148
	Amazon.com Inc.	3.250%	5/12/61	75	82
[1]	American Honda Finance Corp.	2.050%	1/10/23	20	20
[1]	American Honda Finance Corp.	1.950%	5/10/23	20	21
[1]	American Honda Finance Corp.	0.875%	7/7/23	120	121
[1]	American Honda Finance Corp.	0.650%	9/8/23	65	65
[1]	American Honda Finance Corp.	1.200%	7/8/25	45	45
[1]	American Honda Finance Corp.	2.000%	3/24/28	110	113
	AutoZone Inc.	4.000%	4/15/30	75	86
	BorgWarner Inc.	2.650%	7/1/27	65	69
	Daimler Finance North America LLC	8.500%	1/18/31	106	162
	eBay Inc.	2.750%	1/30/23	25	26
	eBay Inc.	3.450%	8/1/24	10	11
	eBay Inc.	1.900%	3/11/25	35	36
	eBay Inc.	1.400%	5/10/26	30	30
	eBay Inc.	3.600%	6/5/27	70	78
	eBay Inc.	2.700%	3/11/30	70	73
	eBay Inc.	2.600%	5/10/31	35	36
	eBay Inc.	4.000%	7/15/42	62	71
	eBay Inc.	3.650%	5/10/51	40	44
	General Motors Co.	4.875%	10/2/23	50	54
	General Motors Co.	6.125%	10/1/25	70	83
	General Motors Co.	4.200%	10/1/27	145	162
	General Motors Co.	6.800%	10/1/27	150	189
	General Motors Co.	5.000%	10/1/28	100	117
	General Motors Co.	5.000%	4/1/35	45	54
	General Motors Co.	6.600%	4/1/36	25	34
	General Motors Co.	5.150%	4/1/38	20	24
	General Motors Co.	6.250%	10/2/43	120	164
	General Motors Co.	5.200%	4/1/45	100	124
	General Motors Co.	6.750%	4/1/46	60	87
	General Motors Co.	5.400%	4/1/48	75	95
	General Motors Co.	5.950%	4/1/49	10	14
	General Motors Financial Co. Inc.	5.200%	3/20/23	110	117
11

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Motors Financial Co. Inc.	3.700%	5/9/23	75	78
	General Motors Financial Co. Inc.	5.100%	1/17/24	50	55
	General Motors Financial Co. Inc.	1.050%	3/8/24	160	161
	General Motors Financial Co. Inc.	3.950%	4/13/24	42	45
	General Motors Financial Co. Inc.	3.500%	11/7/24	50	54
	General Motors Financial Co. Inc.	4.000%	1/15/25	100	109
	General Motors Financial Co. Inc.	2.900%	2/26/25	75	79
	General Motors Financial Co. Inc.	4.350%	4/9/25	25	28
	General Motors Financial Co. Inc.	2.750%	6/20/25	25	26
	General Motors Financial Co. Inc.	4.300%	7/13/25	75	83
	General Motors Financial Co. Inc.	5.250%	3/1/26	125	144
	General Motors Financial Co. Inc.	1.500%	6/10/26	100	100
	General Motors Financial Co. Inc.	4.000%	10/6/26	105	116
	General Motors Financial Co. Inc.	4.350%	1/17/27	85	96
	General Motors Financial Co. Inc.	2.700%	8/20/27	40	42
	General Motors Financial Co. Inc.	3.600%	6/21/30	65	71
	Hasbro Inc.	3.900%	11/19/29	55	61
	Home Depot Inc.	2.700%	4/1/23	45	46
	Home Depot Inc.	3.750%	2/15/24	150	161
	Home Depot Inc.	3.350%	9/15/25	75	82
	Home Depot Inc.	3.000%	4/1/26	50	54
	Home Depot Inc.	2.125%	9/15/26	100	105
	Home Depot Inc.	2.500%	4/15/27	75	80
	Home Depot Inc.	3.900%	12/6/28	80	93
	Home Depot Inc.	2.950%	6/15/29	65	71
	Home Depot Inc.	2.700%	4/15/30	140	150
	Home Depot Inc.	1.375%	3/15/31	50	48
	Home Depot Inc.	5.875%	12/16/36	59	85
	Home Depot Inc.	3.300%	4/15/40	66	73
	Home Depot Inc.	5.950%	4/1/41	15	22
	Home Depot Inc.	4.200%	4/1/43	20	25
	Home Depot Inc.	4.400%	3/15/45	85	109
	Home Depot Inc.	4.250%	4/1/46	105	132
	Home Depot Inc.	3.900%	6/15/47	75	90
	Home Depot Inc.	4.500%	12/6/48	135	177
	Home Depot Inc.	3.125%	12/15/49	110	118
	Home Depot Inc.	3.350%	4/15/50	115	128
	Home Depot Inc.	3.500%	9/15/56	140	160
	Lear Corp.	3.800%	9/15/27	45	50
	Lennar Corp.	4.750%	11/29/27	85	99
	Lowe's Cos. Inc.	3.375%	9/15/25	15	16
	Lowe's Cos. Inc.	2.500%	4/15/26	150	159
	Lowe's Cos. Inc.	1.300%	4/15/28	25	25
	Lowe's Cos. Inc.	3.650%	4/5/29	126	141
	Lowe's Cos. Inc.	4.500%	4/15/30	15	18
	Lowe's Cos. Inc.	1.700%	10/15/30	70	68
	Lowe's Cos. Inc.	2.625%	4/1/31	110	115
	Lowe's Cos. Inc.	3.700%	4/15/46	80	89
	Lowe's Cos. Inc.	4.050%	5/3/47	90	105
	Lowe's Cos. Inc.	3.000%	10/15/50	105	105
	Magna International Inc.	3.625%	6/15/24	50	54
	Magna International Inc.	2.450%	6/15/30	40	41
[1]	Marriott International Inc.	5.750%	5/1/25	105	121
[1]	Marriott International Inc.	3.125%	6/15/26	60	64
[1]	Marriott International Inc.	4.625%	6/15/30	105	121
12

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Marriott International Inc.	2.850%	4/15/31	15	15
[1]	Marriott International Inc.	3.500%	10/15/32	55	59
[1]	McDonald's Corp.	3.700%	1/30/26	25	28
[1]	McDonald's Corp.	3.500%	3/1/27	50	55
[1]	McDonald's Corp.	3.500%	7/1/27	55	61
[1]	McDonald's Corp.	3.800%	4/1/28	110	124
[1]	McDonald's Corp.	2.625%	9/1/29	194	205
[1]	McDonald's Corp.	2.125%	3/1/30	50	51
[1]	McDonald's Corp.	4.700%	12/9/35	95	119
[1]	McDonald's Corp.	6.300%	10/15/37	50	72
[1]	McDonald's Corp.	6.300%	3/1/38	95	138
[1]	McDonald's Corp.	4.875%	12/9/45	50	66
[1]	McDonald's Corp.	4.450%	3/1/47	100	125
[1]	McDonald's Corp.	4.450%	9/1/48	42	53
[1]	McDonald's Corp.	3.625%	9/1/49	40	45
[1]	McDonald's Corp.	4.200%	4/1/50	10	12
	NIKE Inc.	2.400%	3/27/25	10	11
	NIKE Inc.	2.375%	11/1/26	115	123
	NIKE Inc.	2.750%	3/27/27	59	64
	NIKE Inc.	2.850%	3/27/30	45	49
	NIKE Inc.	3.250%	3/27/40	95	106
	NIKE Inc.	3.375%	3/27/50	128	147
	Nordstrom Inc.	5.000%	1/15/44	40	40
	NVR Inc.	3.000%	5/15/30	62	66
	O'Reilly Automotive Inc.	3.600%	9/1/27	60	67
	Ralph Lauren Corp.	2.950%	6/15/30	50	54
	Stanley Black & Decker Inc.	2.300%	3/15/30	40	42
	Stanley Black & Decker Inc.	2.750%	11/15/50	30	30
[1]	Stanley Black & Decker Inc.	4.000%	3/15/60	85	91
	Starbucks Corp.	3.100%	3/1/23	80	83
	Starbucks Corp.	3.800%	8/15/25	50	55
	Starbucks Corp.	4.000%	11/15/28	70	81
	Starbucks Corp.	3.550%	8/15/29	55	62
	Starbucks Corp.	2.250%	3/12/30	50	51
	Starbucks Corp.	2.550%	11/15/30	45	47
	Starbucks Corp.	4.500%	11/15/48	50	63
	Starbucks Corp.	4.450%	8/15/49	75	95
	Starbucks Corp.	3.500%	11/15/50	70	77
	Stellantis NV	5.250%	4/15/23	95	102
	TJX Cos. Inc.	2.250%	9/15/26	160	169
	VF Corp.	2.400%	4/23/25	80	84
	VF Corp.	2.950%	4/23/30	35	37
					14,270
Consumer Staples (3.6%)
	Archer-Daniels-Midland Co.	2.500%	8/11/26	115	122
	Archer-Daniels-Midland Co.	3.250%	3/27/30	35	39
	Bunge Ltd. Finance Corp.	2.750%	5/14/31	10	10
	Campbell Soup Co.	3.950%	3/15/25	110	121
	Campbell Soup Co.	4.150%	3/15/28	35	40
	Coca-Cola Co.	1.750%	9/6/24	45	47
	Coca-Cola Co.	3.375%	3/25/27	70	78
	Coca-Cola Co.	1.450%	6/1/27	25	25
	Coca-Cola Co.	1.500%	3/5/28	100	101
	Coca-Cola Co.	1.000%	3/15/28	120	117
	Coca-Cola Co.	2.125%	9/6/29	60	62
13

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Coca-Cola Co.	3.450%	3/25/30	90	102
Coca-Cola Co.	1.650%	6/1/30	65	64
Coca-Cola Co.	2.000%	3/5/31	85	87
Coca-Cola Co.	1.375%	3/15/31	20	19
Coca-Cola Co.	2.250%	1/5/32	115	119
Coca-Cola Co.	2.500%	6/1/40	130	130
Coca-Cola Co.	2.875%	5/5/41	30	32
Coca-Cola Co.	2.600%	6/1/50	58	57
Coca-Cola Co.	3.000%	3/5/51	75	80
Coca-Cola Co.	2.500%	3/15/51	75	73
Coca-Cola Co.	2.750%	6/1/60	100	101
Conagra Brands Inc.	4.300%	5/1/24	65	71
Conagra Brands Inc.	4.600%	11/1/25	125	141
Conagra Brands Inc.	1.375%	11/1/27	25	25
Conagra Brands Inc.	4.850%	11/1/28	50	60
Conagra Brands Inc.	5.300%	11/1/38	40	52
Conagra Brands Inc.	5.400%	11/1/48	65	89
Dollar General Corp.	3.250%	4/15/23	85	88
Dollar General Corp.	3.500%	4/3/30	60	67
Dollar Tree Inc.	3.700%	5/15/23	95	100
Dollar Tree Inc.	4.000%	5/15/25	55	60
Dollar Tree Inc.	4.200%	5/15/28	50	57
General Mills Inc.	3.700%	10/17/23	75	80
General Mills Inc.	4.000%	4/17/25	60	66
General Mills Inc.	4.200%	4/17/28	60	69
General Mills Inc.	2.875%	4/15/30	85	91
Hormel Foods Corp.	0.650%	6/3/24	50	50
Hormel Foods Corp.	1.800%	6/11/30	40	40
J M Smucker Co.	3.500%	3/15/25	60	65
Kellogg Co.	3.250%	4/1/26	60	66
Keurig Dr Pepper Inc.	4.057%	5/25/23	13	14
Keurig Dr Pepper Inc.	4.417%	5/25/25	85	95
Keurig Dr Pepper Inc.	4.597%	5/25/28	145	170
Keurig Dr Pepper Inc.	3.200%	5/1/30	60	65
Keurig Dr Pepper Inc.	3.800%	5/1/50	30	34
Kimberly-Clark Corp.	3.100%	3/26/30	70	78
McCormick & Co. Inc.	3.400%	8/15/27	50	56
Mead Johnson Nutrition Co.	4.125%	11/15/25	136	153
Mondelez International Inc.	1.500%	5/4/25	95	97
Mondelez International Inc.	2.750%	4/13/30	25	26
Mondelez International Inc.	2.625%	9/4/50	105	100
PepsiCo Inc.	2.750%	3/1/23	85	88
PepsiCo Inc.	0.400%	10/7/23	85	85
PepsiCo Inc.	3.600%	3/1/24	21	22
PepsiCo Inc.	2.250%	3/19/25	75	79
PepsiCo Inc.	2.750%	4/30/25	100	107
PepsiCo Inc.	2.375%	10/6/26	80	86
PepsiCo Inc.	3.000%	10/15/27	75	83
PepsiCo Inc.	2.625%	7/29/29	80	86
PepsiCo Inc.	2.750%	3/19/30	90	98
PepsiCo Inc.	1.625%	5/1/30	50	50
PepsiCo Inc.	3.500%	3/19/40	50	57
PepsiCo Inc.	4.000%	3/5/42	50	61
PepsiCo Inc.	4.450%	4/14/46	100	131
PepsiCo Inc.	3.450%	10/6/46	110	125
14

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PepsiCo Inc.	3.375%	7/29/49	90	102
	PepsiCo Inc.	3.625%	3/19/50	80	95
	PepsiCo Inc.	3.875%	3/19/60	93	117
	Procter & Gamble Co.	3.100%	8/15/23	40	42
	Procter & Gamble Co.	0.550%	10/29/25	160	159
	Procter & Gamble Co.	2.450%	11/3/26	135	145
	Procter & Gamble Co.	2.850%	8/11/27	5	5
	Procter & Gamble Co.	3.000%	3/25/30	65	72
	Procter & Gamble Co.	1.200%	10/29/30	75	72
	Sysco Corp.	5.650%	4/1/25	35	40
	Sysco Corp.	3.750%	10/1/25	25	27
	Sysco Corp.	3.300%	7/15/26	110	120
	Sysco Corp.	3.250%	7/15/27	75	82
	Sysco Corp.	5.950%	4/1/30	17	22
	Sysco Corp.	6.600%	4/1/50	100	160
	Target Corp.	3.500%	7/1/24	55	60
	Target Corp.	2.250%	4/15/25	75	79
	Target Corp.	2.500%	4/15/26	35	38
	Target Corp.	3.375%	4/15/29	175	197
	Target Corp.	2.350%	2/15/30	10	11
	Target Corp.	4.000%	7/1/42	45	57
	Tyson Foods Inc.	3.950%	8/15/24	57	62
	Tyson Foods Inc.	4.000%	3/1/26	5	6
	Tyson Foods Inc.	3.550%	6/2/27	110	123
	Tyson Foods Inc.	4.550%	6/2/47	25	31
	Tyson Foods Inc.	5.100%	9/28/48	115	157
	Unilever Capital Corp.	2.600%	5/5/24	25	26
	Unilever Capital Corp.	2.900%	5/5/27	55	60
	Unilever Capital Corp.	3.500%	3/22/28	20	22
	Unilever Capital Corp.	2.125%	9/6/29	125	129
	Unilever Capital Corp.	5.900%	11/15/32	130	180
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	35	38
	Walgreens Boots Alliance Inc.	3.450%	6/1/26	75	82
	Walgreens Boots Alliance Inc.	4.800%	11/18/44	85	105
	Walgreens Boots Alliance Inc.	4.100%	4/15/50	25	28
					7,760
Financials (38.5%)
[1]	Aegon NV	5.500%	4/11/48	10	12
	AerCap Ireland Capital DAC	4.500%	9/15/23	20	21
	AerCap Ireland Capital DAC	4.875%	1/16/24	25	27
	AerCap Ireland Capital DAC	3.150%	2/15/24	50	52
	AerCap Ireland Capital DAC	2.875%	8/14/24	165	172
	AerCap Ireland Capital DAC	6.500%	7/15/25	125	146
	AerCap Ireland Capital DAC	3.650%	7/21/27	100	106
	Aflac Inc.	3.625%	11/15/24	70	77
	Aflac Inc.	3.600%	4/1/30	95	108
	Air Lease Corp.	3.000%	9/15/23	45	47
[1]	Air Lease Corp.	0.700%	2/15/24	10	10
[1]	Air Lease Corp.	2.300%	2/1/25	25	26
[1]	Air Lease Corp.	2.875%	1/15/26	25	26
[1]	Air Lease Corp.	3.750%	6/1/26	175	191
	Air Lease Corp.	3.125%	12/1/30	70	72
	Ally Financial Inc.	3.050%	6/5/23	100	104
	Ally Financial Inc.	1.450%	10/2/23	40	41
	Ally Financial Inc.	3.875%	5/21/24	60	65
15

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ally Financial Inc.	5.800%	5/1/25	160	185
[1]	Ally Financial Inc.	8.000%	11/1/31	93	136
	American Express Co.	2.650%	12/2/22	73	75
	American Express Co.	3.400%	2/27/23	85	89
	American Express Co.	3.700%	8/3/23	45	48
	American Express Co.	3.400%	2/22/24	100	107
	American Express Co.	2.500%	7/30/24	90	95
	American Express Co.	3.000%	10/30/24	120	129
	American Express Co.	4.200%	11/6/25	25	28
	American Express Co.	3.125%	5/20/26	90	98
	American Express Co.	4.050%	12/3/42	105	128
[1]	American Express Credit Corp.	3.300%	5/3/27	60	66
	American International Group Inc.	4.125%	2/15/24	25	27
	American International Group Inc.	2.500%	6/30/25	110	116
	American International Group Inc.	3.750%	7/10/25	20	22
	American International Group Inc.	3.900%	4/1/26	135	150
	American International Group Inc.	4.200%	4/1/28	75	86
	American International Group Inc.	3.400%	6/30/30	65	72
	American International Group Inc.	3.875%	1/15/35	85	97
	American International Group Inc.	6.250%	5/1/36	60	84
	American International Group Inc.	4.500%	7/16/44	60	74
	American International Group Inc.	4.800%	7/10/45	10	13
	American International Group Inc.	4.750%	4/1/48	135	176
[1]	American International Group Inc.	5.750%	4/1/48	10	12
	American International Group Inc.	4.375%	1/15/55	105	132
	Ameriprise Financial Inc.	4.000%	10/15/23	60	65
	Aon Corp.	3.750%	5/2/29	10	11
	Aon Corp.	2.800%	5/15/30	95	101
	Aon plc	3.875%	12/15/25	25	28
	Arch Capital Group Ltd.	3.635%	6/30/50	65	72
	Arthur J Gallagher & Co.	3.500%	5/20/51	35	38
	Athene Holding Ltd.	4.125%	1/12/28	140	157
[1]	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	75	77
[1]	Australia & New Zealand Banking Group Ltd.	2.050%	11/21/22	85	87
[1]	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	75	84
	AXA SA	8.600%	12/15/30	30	45
	Banco Bilbao Vizcaya Argentaria SA	0.875%	9/18/23	25	25
	Banco Bilbao Vizcaya Argentaria SA	1.125%	9/18/25	70	70
	Banco Santander SA	3.125%	2/23/23	105	109
	Banco Santander SA	3.848%	4/12/23	110	116
	Banco Santander SA	2.706%	6/27/24	130	137
	Banco Santander SA	2.746%	5/28/25	110	116
	Banco Santander SA	5.179%	11/19/25	60	69
	Banco Santander SA	4.250%	4/11/27	160	181
	Banco Santander SA	3.800%	2/23/28	65	72
	Banco Santander SA	4.379%	4/12/28	25	29
	Banco Santander SA	3.306%	6/27/29	10	11
	Banco Santander SA	3.490%	5/28/30	155	169
	Banco Santander SA	2.749%	12/3/30	25	25
[1]	Bank of America Corp.	2.503%	10/21/22	70	70
[1]	Bank of America Corp.	3.300%	1/11/23	301	313
	Bank of America Corp.	4.100%	7/24/23	150	161
[1]	Bank of America Corp.	3.004%	12/20/23	260	268
[1]	Bank of America Corp.	4.125%	1/22/24	185	201
[1]	Bank of America Corp.	3.550%	3/5/24	230	240
16

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Bank of America Corp.	4.000%	4/1/24	75	82
[1]	Bank of America Corp.	1.486%	5/19/24	50	51
[1]	Bank of America Corp.	0.523%	6/14/24	50	50
[1]	Bank of America Corp.	3.864%	7/23/24	100	106
[1]	Bank of America Corp.	4.200%	8/26/24	285	313
[1]	Bank of America Corp.	0.810%	10/24/24	175	176
[1]	Bank of America Corp.	4.000%	1/22/25	140	153
[1]	Bank of America Corp.	3.458%	3/15/25	50	53
[1]	Bank of America Corp.	3.950%	4/21/25	150	164
	Bank of America Corp.	0.976%	4/22/25	75	75
[1]	Bank of America Corp.	3.875%	8/1/25	80	89
[1]	Bank of America Corp.	0.981%	9/25/25	125	125
[1]	Bank of America Corp.	3.093%	10/1/25	50	53
[1]	Bank of America Corp.	2.456%	10/22/25	175	183
[1]	Bank of America Corp.	3.366%	1/23/26	50	54
[1]	Bank of America Corp.	2.015%	2/13/26	180	185
[1]	Bank of America Corp.	4.450%	3/3/26	100	113
[1]	Bank of America Corp.	3.500%	4/19/26	150	165
[1]	Bank of America Corp.	1.319%	6/19/26	235	236
[1]	Bank of America Corp.	4.250%	10/22/26	133	151
[1]	Bank of America Corp.	1.197%	10/24/26	225	224
[1]	Bank of America Corp.	1.658%	3/11/27	50	51
[1]	Bank of America Corp.	3.559%	4/23/27	225	247
	Bank of America Corp.	1.734%	7/22/27	270	274
[1]	Bank of America Corp.	3.248%	10/21/27	75	82
[1]	Bank of America Corp.	4.183%	11/25/27	150	169
[1]	Bank of America Corp.	3.824%	1/20/28	160	178
[1]	Bank of America Corp.	3.705%	4/24/28	75	83
[1]	Bank of America Corp.	3.593%	7/21/28	75	83
[1]	Bank of America Corp.	3.419%	12/20/28	263	289
[1]	Bank of America Corp.	3.970%	3/5/29	255	287
[1]	Bank of America Corp.	2.087%	6/14/29	100	102
[1]	Bank of America Corp.	4.271%	7/23/29	188	216
[1]	Bank of America Corp.	3.974%	2/7/30	210	238
[1]	Bank of America Corp.	3.194%	7/23/30	150	162
[1]	Bank of America Corp.	2.884%	10/22/30	125	132
[1]	Bank of America Corp.	2.496%	2/13/31	265	272
[1]	Bank of America Corp.	2.592%	4/29/31	125	129
[1]	Bank of America Corp.	1.898%	7/23/31	205	201
[1]	Bank of America Corp.	1.922%	10/24/31	200	196
[1]	Bank of America Corp.	2.651%	3/11/32	165	171
	Bank of America Corp.	2.687%	4/22/32	200	208
	Bank of America Corp.	2.299%	7/21/32	95	96
	Bank of America Corp.	6.110%	1/29/37	155	213
[1]	Bank of America Corp.	4.244%	4/24/38	110	130
	Bank of America Corp.	7.750%	5/14/38	170	269
[1]	Bank of America Corp.	4.078%	4/23/40	10	12
[1]	Bank of America Corp.	2.676%	6/19/41	240	236
[1]	Bank of America Corp.	5.875%	2/7/42	60	88
	Bank of America Corp.	3.311%	4/22/42	165	178
[1]	Bank of America Corp.	5.000%	1/21/44	50	67
[1]	Bank of America Corp.	4.443%	1/20/48	100	126
[1]	Bank of America Corp.	3.946%	1/23/49	55	65
[1]	Bank of America Corp.	4.330%	3/15/50	255	319
[1]	Bank of America Corp.	4.083%	3/20/51	245	296
17

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Bank of America Corp.	2.831%	10/24/51	55	54
[1]	Bank of America Corp.	3.483%	3/13/52	185	205
	Bank of America Corp.	2.972%	7/21/52	95	96
[1]	Bank of America NA	6.000%	10/15/36	195	272
[1]	Bank of Montreal	2.350%	9/11/22	50	51
[1]	Bank of Montreal	2.550%	11/6/22	50	51
	Bank of Montreal	0.450%	12/8/23	105	105
[1]	Bank of Montreal	3.300%	2/5/24	75	80
[1]	Bank of Montreal	2.500%	6/28/24	25	26
[1]	Bank of Montreal	0.625%	7/9/24	75	75
[1]	Bank of Montreal	1.850%	5/1/25	95	98
[1]	Bank of Montreal	4.338%	10/5/28	74	79
[1]	Bank of Montreal	3.803%	12/15/32	85	94
[1]	Bank of New York Mellon Corp.	1.850%	1/27/23	95	97
[1]	Bank of New York Mellon Corp.	2.950%	1/29/23	100	104
[1]	Bank of New York Mellon Corp.	3.500%	4/28/23	25	26
[1]	Bank of New York Mellon Corp.	2.200%	8/16/23	86	89
[1]	Bank of New York Mellon Corp.	0.350%	12/7/23	50	50
[1]	Bank of New York Mellon Corp.	2.100%	10/24/24	20	21
[1]	Bank of New York Mellon Corp.	3.000%	2/24/25	50	54
[1]	Bank of New York Mellon Corp.	1.600%	4/24/25	135	139
[1]	Bank of New York Mellon Corp.	2.800%	5/4/26	20	22
[1]	Bank of New York Mellon Corp.	3.250%	5/16/27	80	88
[1]	Bank of New York Mellon Corp.	3.400%	1/29/28	79	88
[1]	Bank of New York Mellon Corp.	3.442%	2/7/28	15	17
[1]	Bank of New York Mellon Corp.	3.850%	4/28/28	35	40
[1]	Bank of New York Mellon Corp.	3.300%	8/23/29	20	22
	Bank of Nova Scotia	2.000%	11/15/22	70	71
	Bank of Nova Scotia	1.950%	2/1/23	115	118
	Bank of Nova Scotia	1.625%	5/1/23	150	153
	Bank of Nova Scotia	3.400%	2/11/24	90	96
	Bank of Nova Scotia	0.650%	7/31/24	35	35
	Bank of Nova Scotia	2.200%	2/3/25	75	78
	Bank of Nova Scotia	1.300%	6/11/25	25	25
	Bank of Nova Scotia	4.500%	12/16/25	15	17
	Bank of Nova Scotia	1.050%	3/2/26	80	80
	Bank of Nova Scotia	1.350%	6/24/26	65	66
	Bank of Nova Scotia	2.700%	8/3/26	90	96
	Barclays plc	3.684%	1/10/23	10	10
[1]	Barclays plc	4.338%	5/16/24	50	53
	Barclays plc	4.375%	9/11/24	275	300
	Barclays plc	3.650%	3/16/25	50	54
[1]	Barclays plc	3.932%	5/7/25	60	65
	Barclays plc	4.375%	1/12/26	165	186
[1]	Barclays plc	2.852%	5/7/26	50	53
	Barclays plc	5.200%	5/12/26	179	206
	Barclays plc	4.337%	1/10/28	25	28
	Barclays plc	4.836%	5/9/28	90	102
[1]	Barclays plc	4.972%	5/16/29	155	182
[1]	Barclays plc	5.088%	6/20/30	50	58
	Barclays plc	2.645%	6/24/31	100	102
	Barclays plc	2.667%	3/10/32	85	86
	Barclays plc	3.564%	9/23/35	45	47
	Barclays plc	5.250%	8/17/45	115	156
	Barclays plc	4.950%	1/10/47	65	86
18

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	BlackRock Inc.	3.500%	3/18/24	45	49
	BlackRock Inc.	3.250%	4/30/29	50	56
	BlackRock Inc.	2.400%	4/30/30	83	87
	BlackRock Inc.	1.900%	1/28/31	55	55
[1]	BNP Paribas SA	3.250%	3/3/23	80	84
[1]	BNP Paribas SA	4.250%	10/15/24	115	126
	BPCE SA	4.000%	4/15/24	95	104
	Brighthouse Financial Inc.	3.700%	6/22/27	89	98
	Brighthouse Financial Inc.	4.700%	6/22/47	55	62
	Canadian Imperial Bank of Commerce	0.950%	6/23/23	10	10
[1]	Canadian Imperial Bank of Commerce	3.500%	9/13/23	80	85
	Canadian Imperial Bank of Commerce	0.500%	12/14/23	25	25
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	135	143
	Canadian Imperial Bank of Commerce	2.250%	1/28/25	75	78
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	50	50
	Capital One Bank USA NA	3.375%	2/15/23	25	26
	Capital One Financial Corp.	3.200%	1/30/23	105	109
	Capital One Financial Corp.	2.600%	5/11/23	50	52
	Capital One Financial Corp.	3.500%	6/15/23	25	26
	Capital One Financial Corp.	3.900%	1/29/24	15	16
	Capital One Financial Corp.	3.750%	4/24/24	15	16
	Capital One Financial Corp.	3.300%	10/30/24	125	134
	Capital One Financial Corp.	3.200%	2/5/25	100	108
	Capital One Financial Corp.	4.250%	4/30/25	10	11
	Capital One Financial Corp.	4.200%	10/29/25	105	117
	Capital One Financial Corp.	3.750%	7/28/26	70	77
	Capital One Financial Corp.	3.750%	3/9/27	40	45
	Capital One Financial Corp.	3.650%	5/11/27	45	50
	Capital One Financial Corp.	3.800%	1/31/28	160	180
	Capital One Financial Corp.	2.359%	7/29/32	50	50
	Charles Schwab Corp.	2.650%	1/25/23	75	77
	Charles Schwab Corp.	0.750%	3/18/24	70	70
	Charles Schwab Corp.	3.850%	5/21/25	20	22
	Charles Schwab Corp.	0.900%	3/11/26	75	75
	Charles Schwab Corp.	1.150%	5/13/26	125	126
	Charles Schwab Corp.	2.000%	3/20/28	110	113
	Charles Schwab Corp.	1.650%	3/11/31	50	49
	Charles Schwab Corp.	2.300%	5/13/31	25	26
	Chubb Corp.	6.000%	5/11/37	60	88
	Chubb INA Holdings Inc.	2.875%	11/3/22	105	108
	Chubb INA Holdings Inc.	3.150%	3/15/25	25	27
	Chubb INA Holdings Inc.	3.350%	5/3/26	145	159
	Chubb INA Holdings Inc.	1.375%	9/15/30	50	48
	Chubb INA Holdings Inc.	4.350%	11/3/45	70	90
	CI Financial Corp.	3.200%	12/17/30	30	31
	CI Financial Corp.	4.100%	6/15/51	50	54
[1]	Citibank NA	3.650%	1/23/24	20	21
	Citigroup Inc.	2.700%	10/27/22	110	113
	Citigroup Inc.	3.500%	5/15/23	125	131
	Citigroup Inc.	3.875%	10/25/23	175	188
[1]	Citigroup Inc.	1.678%	5/15/24	160	163
[1]	Citigroup Inc.	4.044%	6/1/24	110	117
	Citigroup Inc.	4.000%	8/5/24	65	71
	Citigroup Inc.	0.776%	10/30/24	60	60
	Citigroup Inc.	3.875%	3/26/25	100	109
19

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Citigroup Inc.	3.352%	4/24/25	135	144
	Citigroup Inc.	3.300%	4/27/25	100	108
	Citigroup Inc.	0.981%	5/1/25	100	100
	Citigroup Inc.	4.400%	6/10/25	75	84
	Citigroup Inc.	5.500%	9/13/25	125	145
	Citigroup Inc.	3.700%	1/12/26	200	221
	Citigroup Inc.	4.600%	3/9/26	75	85
[1]	Citigroup Inc.	3.106%	4/8/26	175	187
	Citigroup Inc.	3.400%	5/1/26	175	192
	Citigroup Inc.	3.200%	10/21/26	190	207
	Citigroup Inc.	4.300%	11/20/26	75	85
	Citigroup Inc.	1.122%	1/28/27	25	25
	Citigroup Inc.	1.462%	6/9/27	50	50
	Citigroup Inc.	4.450%	9/29/27	265	304
[1]	Citigroup Inc.	3.887%	1/10/28	40	45
[1]	Citigroup Inc.	3.668%	7/24/28	110	122
	Citigroup Inc.	4.125%	7/25/28	100	113
[1]	Citigroup Inc.	3.520%	10/27/28	180	198
[1]	Citigroup Inc.	4.075%	4/23/29	75	85
[1]	Citigroup Inc.	3.980%	3/20/30	150	171
[1]	Citigroup Inc.	2.976%	11/5/30	225	240
[1]	Citigroup Inc.	2.666%	1/29/31	200	208
[1]	Citigroup Inc.	4.412%	3/31/31	215	252
[1]	Citigroup Inc.	2.572%	6/3/31	120	124
	Citigroup Inc.	6.625%	6/15/32	65	89
[1]	Citigroup Inc.	3.878%	1/24/39	6	7
	Citigroup Inc.	8.125%	7/15/39	137	236
[1]	Citigroup Inc.	5.316%	3/26/41	120	162
	Citigroup Inc.	5.875%	1/30/42	150	217
	Citigroup Inc.	6.675%	9/13/43	50	78
	Citigroup Inc.	5.300%	5/6/44	110	149
	Citigroup Inc.	4.650%	7/30/45	95	124
	Citigroup Inc.	4.750%	5/18/46	50	64
[1]	Citigroup Inc.	4.281%	4/24/48	25	32
	Citigroup Inc.	4.650%	7/23/48	100	133
[1]	Citizens Bank NA	2.250%	4/28/25	85	89
	Citizens Financial Group Inc.	3.250%	4/30/30	60	65
	CME Group Inc.	3.000%	3/15/25	75	80
	CME Group Inc.	5.300%	9/15/43	43	62
	Comerica Inc.	3.700%	7/31/23	60	64
	Cooperatieve Rabobank UA	3.950%	11/9/22	110	115
	Cooperatieve Rabobank UA	2.750%	1/10/23	90	93
	Cooperatieve Rabobank UA	4.625%	12/1/23	150	163
	Cooperatieve Rabobank UA	0.375%	1/12/24	75	75
	Cooperatieve Rabobank UA	4.375%	8/4/25	35	39
[1]	Cooperatieve Rabobank UA	3.750%	7/21/26	50	55
[1]	Cooperatieve Rabobank UA	5.250%	5/24/41	105	148
	Cooperatieve Rabobank UA	5.750%	12/1/43	135	192
	Cooperatieve Rabobank UA	5.250%	8/4/45	25	34
	Credit Suisse AG	1.000%	5/5/23	200	202
[1]	Credit Suisse AG	3.625%	9/9/24	285	309
	Credit Suisse AG	2.950%	4/9/25	45	48
	Credit Suisse Group AG	3.800%	6/9/23	65	69
	Credit Suisse Group AG	3.750%	3/26/25	25	27
	Credit Suisse Group AG	4.550%	4/17/26	195	221
20

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Credit Suisse Group AG	4.875%	5/15/45	105	135
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	105	109
[1]	Deutsche Bank AG	3.300%	11/16/22	100	103
	Deutsche Bank AG	3.950%	2/27/23	75	79
[1]	Deutsche Bank AG	3.700%	5/30/24	170	182
[1]	Deutsche Bank AG	2.222%	9/18/24	115	118
	Deutsche Bank AG	1.447%	4/1/25	100	101
[1]	Deutsche Bank AG	3.961%	11/26/25	40	43
	Deutsche Bank AG	1.686%	3/19/26	80	81
	Deutsche Bank AG	2.129%	11/24/26	45	46
[1]	Deutsche Bank AG	3.547%	9/18/31	185	200
[1]	Discover Bank	3.350%	2/6/23	30	31
	Discover Bank	2.450%	9/12/24	115	120
[1]	Discover Bank	3.450%	7/27/26	150	164
[1]	Discover Bank	4.650%	9/13/28	115	135
	Discover Financial Services	4.100%	2/9/27	50	56
	Equitable Holdings Inc.	4.350%	4/20/28	127	146
	Equitable Holdings Inc.	5.000%	4/20/48	86	112
	Everest Reinsurance Holdings Inc.	3.500%	10/15/50	45	49
	Fifth Third Bancorp	3.650%	1/25/24	25	27
	Fifth Third Bancorp	2.375%	1/28/25	100	105
	Fifth Third Bancorp	2.550%	5/5/27	50	53
	Fifth Third Bancorp	8.250%	3/1/38	55	93
[1]	Fifth Third Bank NA	3.950%	7/28/25	135	151
[1]	Fifth Third Bank NA	3.850%	3/15/26	25	28
	Franklin Resources Inc.	1.600%	10/30/30	50	48
	Global Payments Inc.	2.650%	2/15/25	2	2
	Global Payments Inc.	4.800%	4/1/26	65	74
	Global Payments Inc.	3.200%	8/15/29	75	81
	Global Payments Inc.	2.900%	5/15/30	65	68
	Global Payments Inc.	4.150%	8/15/49	75	86
	Goldman Sachs Capital I	6.345%	2/15/34	35	50
	Goldman Sachs Group Inc.	3.625%	1/22/23	115	120
[1]	Goldman Sachs Group Inc.	0.481%	1/27/23	50	50
	Goldman Sachs Group Inc.	3.200%	2/23/23	50	52
[1]	Goldman Sachs Group Inc.	0.627%	11/17/23	200	200
	Goldman Sachs Group Inc.	3.625%	2/20/24	200	214
	Goldman Sachs Group Inc.	4.000%	3/3/24	300	325
	Goldman Sachs Group Inc.	0.673%	3/8/24	170	170
[1]	Goldman Sachs Group Inc.	3.850%	7/8/24	150	162
[1]	Goldman Sachs Group Inc.	0.657%	9/10/24	50	50
	Goldman Sachs Group Inc.	3.500%	1/23/25	73	79
	Goldman Sachs Group Inc.	3.500%	4/1/25	124	134
	Goldman Sachs Group Inc.	3.750%	5/22/25	110	120
[1]	Goldman Sachs Group Inc.	3.272%	9/29/25	125	134
	Goldman Sachs Group Inc.	4.250%	10/21/25	75	84
	Goldman Sachs Group Inc.	0.855%	2/12/26	30	30
	Goldman Sachs Group Inc.	3.750%	2/25/26	150	166
	Goldman Sachs Group Inc.	3.500%	11/16/26	147	160
[1]	Goldman Sachs Group Inc.	1.093%	12/9/26	75	74
	Goldman Sachs Group Inc.	5.950%	1/15/27	50	61
	Goldman Sachs Group Inc.	3.850%	1/26/27	215	238
	Goldman Sachs Group Inc.	1.431%	3/9/27	145	145
	Goldman Sachs Group Inc.	1.542%	9/10/27	150	151
[1]	Goldman Sachs Group Inc.	3.691%	6/5/28	180	200
21

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Goldman Sachs Group Inc.	3.814%	4/23/29	200	224
[1]	Goldman Sachs Group Inc.	4.223%	5/1/29	148	170
	Goldman Sachs Group Inc.	2.600%	2/7/30	100	104
	Goldman Sachs Group Inc.	3.800%	3/15/30	110	124
	Goldman Sachs Group Inc.	1.992%	1/27/32	190	186
	Goldman Sachs Group Inc.	2.615%	4/22/32	50	52
[1]	Goldman Sachs Group Inc.	2.383%	7/21/32	195	197
	Goldman Sachs Group Inc.	6.125%	2/15/33	135	183
	Goldman Sachs Group Inc.	6.750%	10/1/37	165	241
[1]	Goldman Sachs Group Inc.	4.017%	10/31/38	170	199
[1]	Goldman Sachs Group Inc.	4.411%	4/23/39	125	153
	Goldman Sachs Group Inc.	6.250%	2/1/41	275	409
	Goldman Sachs Group Inc.	3.210%	4/22/42	50	53
	Goldman Sachs Group Inc.	2.908%	7/21/42	30	30
[1]	Goldman Sachs Group Inc.	4.800%	7/8/44	155	202
	Goldman Sachs Group Inc.	5.150%	5/22/45	145	194
	Goldman Sachs Group Inc.	4.750%	10/21/45	120	158
	Hartford Financial Services Group Inc.	3.600%	8/19/49	50	56
	HSBC Holdings plc	3.600%	5/25/23	195	206
[1]	HSBC Holdings plc	3.033%	11/22/23	150	155
	HSBC Holdings plc	4.250%	3/14/24	55	59
[1]	HSBC Holdings plc	3.950%	5/18/24	75	79
[1]	HSBC Holdings plc	3.803%	3/11/25	225	241
	HSBC Holdings plc	0.976%	5/24/25	100	100
	HSBC Holdings plc	4.250%	8/18/25	50	55
[1]	HSBC Holdings plc	2.633%	11/7/25	100	105
	HSBC Holdings plc	4.300%	3/8/26	100	113
[1]	HSBC Holdings plc	1.645%	4/18/26	75	76
	HSBC Holdings plc	3.900%	5/25/26	125	139
[1]	HSBC Holdings plc	2.099%	6/4/26	50	51
[1]	HSBC Holdings plc	4.292%	9/12/26	175	194
	HSBC Holdings plc	4.375%	11/23/26	65	73
	HSBC Holdings plc	1.589%	5/24/27	155	156
[1]	HSBC Holdings plc	4.041%	3/13/28	75	84
[1]	HSBC Holdings plc	2.013%	9/22/28	125	126
[1]	HSBC Holdings plc	4.583%	6/19/29	195	225
	HSBC Holdings plc	4.950%	3/31/30	195	236
[1]	HSBC Holdings plc	3.973%	5/22/30	210	236
[1]	HSBC Holdings plc	2.848%	6/4/31	85	89
[1]	HSBC Holdings plc	2.357%	8/18/31	50	50
	HSBC Holdings plc	2.804%	5/24/32	100	103
	HSBC Holdings plc	6.500%	5/2/36	110	153
	HSBC Holdings plc	6.500%	9/15/37	45	63
	HSBC Holdings plc	6.800%	6/1/38	160	231
	HSBC Holdings plc	6.100%	1/14/42	115	170
	HSBC Holdings plc	5.250%	3/14/44	102	135
	HSBC USA Inc.	3.500%	6/23/24	140	151
	Huntington Bancshares Inc.	2.625%	8/6/24	50	53
	Huntington Bancshares Inc.	2.550%	2/4/30	85	89
[1]	Huntington National Bank	3.550%	10/6/23	85	90
	ING Groep NV	4.100%	10/2/23	85	91
	ING Groep NV	3.550%	4/9/24	100	107
	ING Groep NV	3.950%	3/29/27	120	135
	ING Groep NV	1.726%	4/1/27	50	51
	ING Groep NV	4.550%	10/2/28	60	71
22

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	ING Groep NV	4.050%	4/9/29	25	29
	ING Groep NV	2.727%	4/1/32	50	52
	Intercontinental Exchange Inc.	4.000%	10/15/23	35	38
	Intercontinental Exchange Inc.	3.750%	12/1/25	70	77
	Intercontinental Exchange Inc.	2.100%	6/15/30	45	45
	Intercontinental Exchange Inc.	1.850%	9/15/32	145	140
	Intercontinental Exchange Inc.	2.650%	9/15/40	25	24
	Intercontinental Exchange Inc.	4.250%	9/21/48	100	122
	Intercontinental Exchange Inc.	3.000%	6/15/50	65	66
	Intercontinental Exchange Inc.	3.000%	9/15/60	80	79
	JPMorgan Chase & Co.	3.250%	9/23/22	130	134
	JPMorgan Chase & Co.	2.972%	1/15/23	85	86
	JPMorgan Chase & Co.	3.200%	1/25/23	120	125
	JPMorgan Chase & Co.	3.375%	5/1/23	210	220
	JPMorgan Chase & Co.	2.700%	5/18/23	114	118
	JPMorgan Chase & Co.	3.875%	2/1/24	215	232
	JPMorgan Chase & Co.	0.697%	3/16/24	140	140
[1]	JPMorgan Chase & Co.	3.559%	4/23/24	110	116
[1]	JPMorgan Chase & Co.	1.514%	6/1/24	200	204
[1]	JPMorgan Chase & Co.	3.797%	7/23/24	340	361
	JPMorgan Chase & Co.	3.875%	9/10/24	50	54
[1]	JPMorgan Chase & Co.	0.653%	9/16/24	50	50
[1]	JPMorgan Chase & Co.	4.023%	12/5/24	225	242
	JPMorgan Chase & Co.	3.125%	1/23/25	125	134
	JPMorgan Chase & Co.	0.563%	2/16/25	30	30
[1]	JPMorgan Chase & Co.	3.220%	3/1/25	165	175
	JPMorgan Chase & Co.	3.900%	7/15/25	375	413
[1]	JPMorgan Chase & Co.	2.301%	10/15/25	75	78
[1]	JPMorgan Chase & Co.	2.005%	3/13/26	80	83
	JPMorgan Chase & Co.	3.300%	4/1/26	350	382
[1]	JPMorgan Chase & Co.	2.083%	4/22/26	260	269
	JPMorgan Chase & Co.	3.200%	6/15/26	100	109
	JPMorgan Chase & Co.	2.950%	10/1/26	250	270
	JPMorgan Chase & Co.	1.045%	11/19/26	255	253
	JPMorgan Chase & Co.	4.125%	12/15/26	30	34
[1]	JPMorgan Chase & Co.	3.960%	1/29/27	95	106
	JPMorgan Chase & Co.	1.040%	2/4/27	60	59
	JPMorgan Chase & Co.	1.578%	4/22/27	50	50
	JPMorgan Chase & Co.	3.625%	12/1/27	60	66
[1]	JPMorgan Chase & Co.	3.782%	2/1/28	130	145
[1]	JPMorgan Chase & Co.	3.540%	5/1/28	130	143
[1]	JPMorgan Chase & Co.	2.182%	6/1/28	100	103
[1]	JPMorgan Chase & Co.	3.509%	1/23/29	125	138
[1]	JPMorgan Chase & Co.	4.005%	4/23/29	155	176
[1]	JPMorgan Chase & Co.	4.203%	7/23/29	160	184
[1]	JPMorgan Chase & Co.	4.452%	12/5/29	130	152
[1]	JPMorgan Chase & Co.	3.702%	5/6/30	165	185
[1]	JPMorgan Chase & Co.	2.739%	10/15/30	115	121
[1]	JPMorgan Chase & Co.	4.493%	3/24/31	245	291
[1]	JPMorgan Chase & Co.	2.522%	4/22/31	150	155
[1]	JPMorgan Chase & Co.	2.956%	5/13/31	100	106
	JPMorgan Chase & Co.	1.764%	11/19/31	65	63
	JPMorgan Chase & Co.	1.953%	2/4/32	300	295
	JPMorgan Chase & Co.	2.580%	4/22/32	115	119
	JPMorgan Chase & Co.	6.400%	5/15/38	227	337
23

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	JPMorgan Chase & Co.	3.882%	7/24/38	50	58
	JPMorgan Chase & Co.	5.500%	10/15/40	165	229
[1]	JPMorgan Chase & Co.	3.109%	4/22/41	70	74
	JPMorgan Chase & Co.	5.600%	7/15/41	175	246
	JPMorgan Chase & Co.	2.525%	11/19/41	40	39
	JPMorgan Chase & Co.	5.400%	1/6/42	125	175
	JPMorgan Chase & Co.	5.625%	8/16/43	75	106
	JPMorgan Chase & Co.	4.850%	2/1/44	130	173
	JPMorgan Chase & Co.	4.950%	6/1/45	55	74
[1]	JPMorgan Chase & Co.	4.260%	2/22/48	135	167
[1]	JPMorgan Chase & Co.	4.032%	7/24/48	100	119
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	210	249
[1]	JPMorgan Chase & Co.	3.897%	1/23/49	180	211
[1]	JPMorgan Chase & Co.	3.109%	4/22/51	62	65
	JPMorgan Chase & Co.	3.328%	4/22/52	150	163
[1]	KeyBank NA	2.300%	9/14/22	90	92
[1]	KeyBank NA	0.423%	1/3/24	50	50
[1]	KeyBank NA	0.433%	6/14/24	50	50
[1]	KeyBank NA	3.300%	6/1/25	90	98
[1]	KeyCorp	2.250%	4/6/27	45	47
[1]	KeyCorp	4.100%	4/30/28	25	29
[1]	KeyCorp	2.550%	10/1/29	25	26
	Lloyds Banking Group plc	4.050%	8/16/23	100	107
[1]	Lloyds Banking Group plc	2.907%	11/7/23	160	164
	Lloyds Banking Group plc	3.900%	3/12/24	75	81
	Lloyds Banking Group plc	4.500%	11/4/24	25	28
[1]	Lloyds Banking Group plc	3.870%	7/9/25	75	81
	Lloyds Banking Group plc	4.582%	12/10/25	100	113
[1]	Lloyds Banking Group plc	2.438%	2/5/26	80	83
	Lloyds Banking Group plc	4.650%	3/24/26	150	170
	Lloyds Banking Group plc	3.750%	1/11/27	50	55
	Lloyds Banking Group plc	4.375%	3/22/28	120	138
	Lloyds Banking Group plc	4.550%	8/16/28	105	123
[1]	Lloyds Banking Group plc	3.574%	11/7/28	25	27
	Lloyds Banking Group plc	5.300%	12/1/45	50	67
	Lloyds Banking Group plc	4.344%	1/9/48	75	90
[1]	Manufacturers & Traders Trust Co.	2.900%	2/6/25	150	160
	Marsh & McLennan Cos. Inc.	3.875%	3/15/24	95	103
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	90	106
	Marsh & McLennan Cos. Inc.	2.250%	11/15/30	105	108
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	40	55
	Mastercard Inc.	3.375%	4/1/24	70	75
	Mastercard Inc.	2.950%	11/21/26	60	66
	Mastercard Inc.	3.300%	3/26/27	65	72
	Mastercard Inc.	3.350%	3/26/30	145	164
	Mastercard Inc.	3.650%	6/1/49	95	112
	Mastercard Inc.	3.850%	3/26/50	85	104
[1]	MetLife Inc.	4.368%	9/15/23	100	108
	MetLife Inc.	3.600%	4/10/24	10	11
	MetLife Inc.	4.550%	3/23/30	115	138
	MetLife Inc.	5.700%	6/15/35	90	125
[1]	MetLife Inc.	6.400%	12/15/36	70	90
	MetLife Inc.	5.875%	2/6/41	20	29
	MetLife Inc.	4.125%	8/13/42	30	36
	MetLife Inc.	4.875%	11/13/43	85	114
24

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	MetLife Inc.	4.050%	3/1/45	50	61
	MetLife Inc.	4.600%	5/13/46	60	79
	Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	160	167
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	105	112
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	75	80
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	100	106
[1]	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	100	100
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	175	182
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	18	20
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	175	177
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	70	78
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	25	27
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	200	201
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	50	55
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	45	51
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	150	169
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	50	54
	Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	175	182
	Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	150	150
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/32	120	121
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	95	109
	Mizuho Financial Group Inc.	2.601%	9/11/22	60	61
	Mizuho Financial Group Inc.	3.549%	3/5/23	100	105
[1]	Mizuho Financial Group Inc.	1.241%	7/10/24	125	126
[1]	Mizuho Financial Group Inc.	2.226%	5/25/26	45	47
	Mizuho Financial Group Inc.	1.234%	5/22/27	100	99
	Mizuho Financial Group Inc.	3.170%	9/11/27	50	54
	Mizuho Financial Group Inc.	4.018%	3/5/28	45	52
[1]	Mizuho Financial Group Inc.	4.254%	9/11/29	45	52
[1]	Mizuho Financial Group Inc.	3.153%	7/16/30	100	108
[1]	Mizuho Financial Group Inc.	2.201%	7/10/31	110	110
[1]	Mizuho Financial Group Inc.	1.979%	9/8/31	25	25
	Morgan Stanley	4.875%	11/1/22	285	300
[1]	Morgan Stanley	3.125%	1/23/23	50	52
[1]	Morgan Stanley	3.750%	2/25/23	185	194
[1]	Morgan Stanley	4.100%	5/22/23	100	106
[1]	Morgan Stanley	0.560%	11/10/23	100	100
[1]	Morgan Stanley	0.529%	1/25/24	185	185
[1]	Morgan Stanley	3.737%	4/24/24	265	279
[1]	Morgan Stanley	3.875%	4/29/24	75	81
[1]	Morgan Stanley	3.700%	10/23/24	100	109
	Morgan Stanley	0.790%	5/30/25	200	200
[1]	Morgan Stanley	2.720%	7/22/25	150	158
[1]	Morgan Stanley	4.000%	7/23/25	100	111
[1]	Morgan Stanley	0.864%	10/21/25	50	50
	Morgan Stanley	5.000%	11/24/25	100	115
[1]	Morgan Stanley	3.875%	1/27/26	150	167
[1]	Morgan Stanley	2.188%	4/28/26	250	260
[1]	Morgan Stanley	3.125%	7/27/26	470	510
[1]	Morgan Stanley	4.350%	9/8/26	225	256
	Morgan Stanley	0.985%	12/10/26	225	222
	Morgan Stanley	3.625%	1/20/27	226	251
	Morgan Stanley	3.950%	4/23/27	200	225
[1]	Morgan Stanley	3.591%	7/22/28	165	183
[1]	Morgan Stanley	3.772%	1/24/29	170	190
25

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Morgan Stanley	4.431%	1/23/30	220	257
[1]	Morgan Stanley	2.699%	1/22/31	155	162
[1]	Morgan Stanley	3.622%	4/1/31	225	252
[1]	Morgan Stanley	1.794%	2/13/32	35	34
	Morgan Stanley	7.250%	4/1/32	125	183
[1]	Morgan Stanley	1.928%	4/28/32	25	24
[1]	Morgan Stanley	3.971%	7/22/38	175	205
[1]	Morgan Stanley	4.457%	4/22/39	10	12
	Morgan Stanley	6.375%	7/24/42	180	278
	Morgan Stanley	4.300%	1/27/45	225	280
	Morgan Stanley	4.375%	1/22/47	145	183
[1]	Morgan Stanley	5.597%	3/24/51	125	189
[1]	Morgan Stanley	2.802%	1/25/52	140	140
	National Australia Bank Ltd.	1.875%	12/13/22	100	102
	National Australia Bank Ltd.	3.000%	1/20/23	35	36
	National Australia Bank Ltd.	3.625%	6/20/23	100	106
	National Australia Bank Ltd.	3.375%	1/14/26	25	28
[1]	National Australia Bank Ltd.	2.500%	7/12/26	93	99
[1]	National Bank of Canada	2.100%	2/1/23	100	102
	Natwest Group plc	6.125%	12/15/22	45	48
	Natwest Group plc	3.875%	9/12/23	75	80
	Natwest Group plc	6.000%	12/19/23	54	60
	Natwest Group plc	5.125%	5/28/24	35	39
[1]	Natwest Group plc	4.519%	6/25/24	50	53
[1]	Natwest Group plc	4.269%	3/22/25	125	135
	Natwest Group plc	4.800%	4/5/26	150	172
[1]	Natwest Group plc	3.073%	5/22/28	80	85
[1]	Natwest Group plc	4.892%	5/18/29	40	47
[1]	Natwest Group plc	3.754%	11/1/29	135	144
[1]	Natwest Group plc	5.076%	1/27/30	190	228
[1]	Natwest Group plc	4.445%	5/8/30	25	29
[1]	Natwest Group plc	3.032%	11/28/35	50	50
	Nomura Holdings Inc.	2.648%	1/16/25	75	79
	Nomura Holdings Inc.	1.851%	7/16/25	125	128
	Nomura Holdings Inc.	3.103%	1/16/30	65	69
	Nomura Holdings Inc.	2.679%	7/16/30	115	117
	Nomura Holdings Inc.	2.608%	7/14/31	100	101
	Northern Trust Corp.	3.950%	10/30/25	75	85
	Northern Trust Corp.	1.950%	5/1/30	90	92
	PayPal Holdings Inc.	2.200%	9/26/22	120	122
	PayPal Holdings Inc.	1.350%	6/1/23	60	61
	PayPal Holdings Inc.	2.400%	10/1/24	20	21
	PayPal Holdings Inc.	1.650%	6/1/25	25	26
	PayPal Holdings Inc.	2.650%	10/1/26	75	81
	PayPal Holdings Inc.	2.850%	10/1/29	70	76
	PayPal Holdings Inc.	2.300%	6/1/30	25	26
	PayPal Holdings Inc.	3.250%	6/1/50	80	88
[1]	PNC Bank NA	2.700%	11/1/22	25	26
[1]	PNC Bank NA	2.950%	1/30/23	75	78
[1]	PNC Bank NA	3.500%	6/8/23	15	16
[1]	PNC Bank NA	2.950%	2/23/25	70	75
[1]	PNC Bank NA	3.100%	10/25/27	50	55
[1]	PNC Bank NA	4.050%	7/26/28	90	104
[1]	PNC Bank NA	2.700%	10/22/29	100	107
	PNC Financial Services Group Inc.	3.500%	1/23/24	45	48
26

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PNC Financial Services Group Inc.	3.900%	4/29/24	45	49
	PNC Financial Services Group Inc.	2.600%	7/23/26	25	27
	PNC Financial Services Group Inc.	3.150%	5/19/27	110	121
	PNC Financial Services Group Inc.	3.450%	4/23/29	170	190
	PNC Financial Services Group Inc.	2.550%	1/22/30	15	16
	Progressive Corp.	4.125%	4/15/47	85	106
[1]	Prudential Financial Inc.	5.700%	12/14/36	125	173
[1]	Prudential Financial Inc.	5.625%	6/15/43	65	69
[1]	Prudential Financial Inc.	5.375%	5/15/45	25	28
[1]	Prudential Financial Inc.	4.500%	9/15/47	50	55
	Prudential Financial Inc.	3.905%	12/7/47	45	53
[1]	Prudential Financial Inc.	5.700%	9/15/48	75	88
	Prudential Financial Inc.	3.935%	12/7/49	75	90
[1]	Prudential Financial Inc.	4.350%	2/25/50	70	90
[1]	Prudential Financial Inc.	3.700%	10/1/50	40	42
[1]	Prudential Financial Inc.	3.700%	3/13/51	50	58
	Prudential plc	3.125%	4/14/30	65	71
	Raymond James Financial Inc.	4.950%	7/15/46	35	46
	Raymond James Financial Inc.	3.750%	4/1/51	60	68
	Regions Financial Corp.	2.250%	5/18/25	75	78
[1]	Royal Bank of Canada	1.950%	1/17/23	60	61
[1]	Royal Bank of Canada	1.600%	4/17/23	85	87
[1]	Royal Bank of Canada	3.700%	10/5/23	125	134
[1]	Royal Bank of Canada	0.500%	10/26/23	120	120
[1]	Royal Bank of Canada	0.425%	1/19/24	75	75
[1]	Royal Bank of Canada	2.550%	7/16/24	50	53
[1]	Royal Bank of Canada	2.250%	11/1/24	185	194
[1]	Royal Bank of Canada	1.150%	6/10/25	100	101
[1]	Royal Bank of Canada	0.875%	1/20/26	130	129
[1]	Royal Bank of Canada	4.650%	1/27/26	40	46
	Royal Bank of Canada	1.200%	4/27/26	30	30
	Santander Holdings USA Inc.	3.400%	1/18/23	135	140
	Santander Holdings USA Inc.	4.500%	7/17/25	20	22
	Santander Holdings USA Inc.	3.244%	10/5/26	110	118
	Santander Holdings USA Inc.	4.400%	7/13/27	115	130
	Santander UK Group Holdings plc	3.571%	1/10/23	100	101
[1]	Santander UK Group Holdings plc	3.373%	1/5/24	120	124
	Santander UK Group Holdings plc	1.089%	3/15/25	30	30
[1]	Santander UK Group Holdings plc	3.823%	11/3/28	115	127
	Santander UK plc	4.000%	3/13/24	120	130
	State Street Corp.	3.100%	5/15/23	45	47
	State Street Corp.	3.700%	11/20/23	95	102
	State Street Corp.	3.300%	12/16/24	75	81
	State Street Corp.	3.550%	8/18/25	25	28
[1]	State Street Corp.	2.354%	11/1/25	50	53
	State Street Corp.	2.650%	5/19/26	35	38
	State Street Corp.	2.400%	1/24/30	120	126
	State Street Corp.	2.200%	3/3/31	25	26
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	50	51
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	200	208
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	135	143
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	150	161
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	25	26
	Sumitomo Mitsui Financial Group Inc.	2.448%	9/27/24	50	52
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	50	52
27

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	50	51
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	95	106
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	75	80
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	70	76
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	60	66
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	50	55
	Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	100	110
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	125	134
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	75	79
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	145	146
	Sumitomo Mitsui Financial Group Inc.	2.142%	9/23/30	160	157
[1]	Svenska Handelsbanken AB	3.900%	11/20/23	170	183
	Synchrony Financial	4.250%	8/15/24	75	81
	Synchrony Financial	3.950%	12/1/27	55	61
	TD Ameritrade Holding Corp.	3.300%	4/1/27	45	50
[1]	Toronto-Dominion Bank	1.900%	12/1/22	105	107
[1]	Toronto-Dominion Bank	0.250%	1/6/23	110	110
[1]	Toronto-Dominion Bank	0.750%	6/12/23	135	136
[1]	Toronto-Dominion Bank	3.500%	7/19/23	175	186
[1]	Toronto-Dominion Bank	0.450%	9/11/23	50	50
	Toronto-Dominion Bank	0.550%	3/4/24	165	165
[1]	Toronto-Dominion Bank	3.250%	3/11/24	110	117
[1]	Toronto-Dominion Bank	2.650%	6/12/24	25	26
[1]	Toronto-Dominion Bank	1.150%	6/12/25	40	40
[1]	Toronto-Dominion Bank	0.750%	1/6/26	130	129
[1]	Toronto-Dominion Bank	3.625%	9/15/31	25	28
[1]	Travelers Cos. Inc.	6.250%	6/15/37	30	44
	Travelers Cos. Inc.	5.350%	11/1/40	65	92
	Travelers Cos. Inc.	3.050%	6/8/51	35	38
[1]	Truist Bank	1.250%	3/9/23	75	76
[1]	Truist Bank	3.200%	4/1/24	75	80
[1]	Truist Bank	2.150%	12/6/24	100	105
[1]	Truist Bank	3.625%	9/16/25	25	28
[1]	Truist Bank	3.800%	10/30/26	55	62
[1]	Truist Bank	2.636%	9/17/29	85	89
[1]	Truist Bank	2.250%	3/11/30	165	169
[1]	Truist Financial Corp.	2.200%	3/16/23	75	77
[1]	Truist Financial Corp.	3.750%	12/6/23	25	27
[1]	Truist Financial Corp.	2.500%	8/1/24	105	111
[1]	Truist Financial Corp.	2.850%	10/26/24	125	133
[1]	Truist Financial Corp.	1.267%	3/2/27	105	105
[1]	Truist Financial Corp.	1.125%	8/3/27	75	74
[1]	Truist Financial Corp.	1.887%	6/7/29	25	25
[1]	Truist Financial Corp.	1.950%	6/5/30	50	51
[1]	US Bancorp	3.700%	1/30/24	40	43
	US Bancorp	3.375%	2/5/24	70	75
	US Bancorp	2.400%	7/30/24	100	105
[1]	US Bancorp	3.600%	9/11/24	70	76
	US Bancorp	1.450%	5/12/25	75	77
[1]	US Bancorp	3.950%	11/17/25	125	140
[1]	US Bancorp	3.100%	4/27/26	25	27
[1]	US Bancorp	2.375%	7/22/26	20	21
[1]	US Bancorp	3.150%	4/27/27	70	77
[1]	US Bancorp	3.900%	4/26/28	70	81
[1]	US Bancorp	3.000%	7/30/29	70	76
28

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	US Bancorp	1.375%	7/22/30	103	100
	US Bank NA	1.950%	1/9/23	75	77
[1]	US Bank NA	2.850%	1/23/23	95	98
[1]	US Bank NA	3.400%	7/24/23	20	21
[1]	US Bank NA	2.800%	1/27/25	35	37
	Visa Inc.	2.800%	12/14/22	220	226
	Visa Inc.	3.150%	12/14/25	110	120
	Visa Inc.	1.900%	4/15/27	150	156
	Visa Inc.	2.750%	9/15/27	25	27
	Visa Inc.	2.050%	4/15/30	140	144
	Visa Inc.	1.100%	2/15/31	50	48
	Visa Inc.	4.150%	12/14/35	55	68
	Visa Inc.	4.300%	12/14/45	210	269
	Visa Inc.	3.650%	9/15/47	100	118
	Visa Inc.	2.000%	8/15/50	70	62
	Westpac Banking Corp.	2.750%	1/11/23	110	114
	Westpac Banking Corp.	2.000%	1/13/23	50	51
	Westpac Banking Corp.	3.650%	5/15/23	50	53
	Westpac Banking Corp.	3.300%	2/26/24	20	21
	Westpac Banking Corp.	2.850%	5/13/26	125	136
	Westpac Banking Corp.	1.150%	6/3/26	50	50
	Westpac Banking Corp.	2.700%	8/19/26	50	54
	Westpac Banking Corp.	3.350%	3/8/27	160	178
	Westpac Banking Corp.	3.400%	1/25/28	50	56
	Westpac Banking Corp.	2.650%	1/16/30	15	16
[1]	Westpac Banking Corp.	2.894%	2/4/30	25	26
[1]	Westpac Banking Corp.	4.322%	11/23/31	180	200
	Westpac Banking Corp.	4.110%	7/24/34	75	83
	Westpac Banking Corp.	2.668%	11/15/35	70	69
	Westpac Banking Corp.	4.421%	7/24/39	110	132
					83,540
Health Care (15.8%)
	Abbott Laboratories	3.400%	11/30/23	125	133
	Abbott Laboratories	2.950%	3/15/25	50	54
	Abbott Laboratories	3.750%	11/30/26	85	96
[3]	Abbott Laboratories	4.750%	11/30/36	135	175
	Abbott Laboratories	4.900%	11/30/46	185	257
	AbbVie Inc.	3.250%	10/1/22	155	159
	AbbVie Inc.	2.900%	11/6/22	150	154
	AbbVie Inc.	3.200%	11/6/22	75	77
	AbbVie Inc.	2.300%	11/21/22	70	72
	AbbVie Inc.	3.750%	11/14/23	150	160
	AbbVie Inc.	3.850%	6/15/24	125	135
	AbbVie Inc.	2.600%	11/21/24	275	290
	AbbVie Inc.	3.800%	3/15/25	100	109
	AbbVie Inc.	3.600%	5/14/25	297	323
	AbbVie Inc.	3.200%	5/14/26	165	179
	AbbVie Inc.	2.950%	11/21/26	175	189
	AbbVie Inc.	4.250%	11/14/28	50	58
	AbbVie Inc.	3.200%	11/21/29	175	191
	AbbVie Inc.	4.550%	3/15/35	145	176
	AbbVie Inc.	4.500%	5/14/35	210	255
	AbbVie Inc.	4.300%	5/14/36	110	131
	AbbVie Inc.	4.050%	11/21/39	25	29
	AbbVie Inc.	4.400%	11/6/42	175	213
29

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
AbbVie Inc.	4.850%	6/15/44	75	96
AbbVie Inc.	4.750%	3/15/45	125	157
AbbVie Inc.	4.700%	5/14/45	205	258
AbbVie Inc.	4.450%	5/14/46	150	184
AbbVie Inc.	4.875%	11/14/48	120	157
AbbVie Inc.	4.250%	11/21/49	255	310
Aetna Inc.	2.750%	11/15/22	60	61
Aetna Inc.	2.800%	6/15/23	20	21
Aetna Inc.	3.500%	11/15/24	50	54
Aetna Inc.	6.625%	6/15/36	70	102
Aetna Inc.	3.875%	8/15/47	55	62
Agilent Technologies Inc.	2.300%	3/12/31	55	56
AmerisourceBergen Corp.	0.737%	3/15/23	120	120
AmerisourceBergen Corp.	3.450%	12/15/27	55	60
AmerisourceBergen Corp.	2.700%	3/15/31	100	104
Amgen Inc.	2.250%	8/19/23	50	52
Amgen Inc.	3.625%	5/22/24	50	54
Amgen Inc.	3.125%	5/1/25	15	16
Amgen Inc.	2.600%	8/19/26	40	43
Amgen Inc.	2.200%	2/21/27	80	83
Amgen Inc.	1.650%	8/15/28	50	50
Amgen Inc.	2.450%	2/21/30	120	124
Amgen Inc.	2.300%	2/25/31	135	138
Amgen Inc.	2.000%	1/15/32	50	49
Amgen Inc.	3.150%	2/21/40	115	120
Amgen Inc.	2.800%	8/15/41	50	49
Amgen Inc.	4.400%	5/1/45	125	152
Amgen Inc.	4.563%	6/15/48	100	126
Amgen Inc.	3.375%	2/21/50	150	159
Amgen Inc.	4.663%	6/15/51	150	195
Amgen Inc.	3.000%	1/15/52	50	50
Amgen Inc.	2.770%	9/1/53	130	125
Anthem Inc.	3.300%	1/15/23	30	31
Anthem Inc.	3.500%	8/15/24	75	81
Anthem Inc.	3.350%	12/1/24	50	54
Anthem Inc.	2.375%	1/15/25	200	209
Anthem Inc.	3.650%	12/1/27	122	137
Anthem Inc.	4.101%	3/1/28	5	6
Anthem Inc.	2.875%	9/15/29	70	75
Anthem Inc.	2.250%	5/15/30	135	137
Anthem Inc.	4.625%	5/15/42	80	100
Anthem Inc.	4.650%	1/15/43	50	63
Anthem Inc.	4.650%	8/15/44	15	19
Anthem Inc.	4.375%	12/1/47	135	167
Anthem Inc.	4.550%	3/1/48	30	38
Anthem Inc.	3.700%	9/15/49	90	102
Anthem Inc.	3.125%	5/15/50	80	83
Astrazeneca Finance LLC	0.700%	5/28/24	60	60
Astrazeneca Finance LLC	1.200%	5/28/26	45	45
Astrazeneca Finance LLC	1.750%	5/28/28	45	46
Astrazeneca Finance LLC	2.250%	5/28/31	45	46
AstraZeneca plc	0.300%	5/26/23	45	45
AstraZeneca plc	3.500%	8/17/23	20	21
AstraZeneca plc	3.375%	11/16/25	135	148
AstraZeneca plc	0.700%	4/8/26	100	98
30

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AstraZeneca plc	3.125%	6/12/27	115	126
	AstraZeneca plc	4.000%	1/17/29	100	115
	AstraZeneca plc	1.375%	8/6/30	70	67
	AstraZeneca plc	6.450%	9/15/37	160	241
	AstraZeneca plc	4.000%	9/18/42	60	73
	AstraZeneca plc	4.375%	11/16/45	75	97
	AstraZeneca plc	4.375%	8/17/48	47	61
	AstraZeneca plc	3.000%	5/28/51	35	37
	Baxalta Inc.	4.000%	6/23/25	20	22
	Baxter International Inc.	2.600%	8/15/26	46	49
	Becton Dickinson & Co.	3.363%	6/6/24	32	34
	Becton Dickinson & Co.	3.700%	6/6/27	94	105
	Becton Dickinson & Co.	2.823%	5/20/30	120	127
	Becton Dickinson & Co.	1.957%	2/11/31	50	49
	Becton Dickinson & Co.	4.669%	6/6/47	90	114
	Becton Dickinson & Co.	3.794%	5/20/50	85	96
	Biogen Inc.	3.625%	9/15/22	75	78
	Biogen Inc.	4.050%	9/15/25	30	33
	Biogen Inc.	2.250%	5/1/30	165	167
	Biogen Inc.	3.150%	5/1/50	125	124
	Boston Scientific Corp.	3.450%	3/1/24	25	27
	Boston Scientific Corp.	3.750%	3/1/26	70	77
	Boston Scientific Corp.	4.000%	3/1/29	50	57
	Boston Scientific Corp.	2.650%	6/1/30	25	26
	Boston Scientific Corp.	4.550%	3/1/39	40	49
	Boston Scientific Corp.	4.700%	3/1/49	71	92
	Bristol-Myers Squibb Co.	3.250%	2/20/23	100	104
	Bristol-Myers Squibb Co.	0.537%	11/13/23	130	130
	Bristol-Myers Squibb Co.	2.900%	7/26/24	115	123
	Bristol-Myers Squibb Co.	3.875%	8/15/25	145	161
	Bristol-Myers Squibb Co.	0.750%	11/13/25	100	100
	Bristol-Myers Squibb Co.	3.200%	6/15/26	40	44
	Bristol-Myers Squibb Co.	3.450%	11/15/27	130	146
	Bristol-Myers Squibb Co.	3.900%	2/20/28	75	86
	Bristol-Myers Squibb Co.	3.400%	7/26/29	130	146
	Bristol-Myers Squibb Co.	1.450%	11/13/30	115	112
	Bristol-Myers Squibb Co.	4.125%	6/15/39	130	158
	Bristol-Myers Squibb Co.	2.350%	11/13/40	75	73
	Bristol-Myers Squibb Co.	5.000%	8/15/45	114	157
	Bristol-Myers Squibb Co.	4.350%	11/15/47	120	153
	Bristol-Myers Squibb Co.	4.550%	2/20/48	155	204
	Bristol-Myers Squibb Co.	4.250%	10/26/49	120	153
	Bristol-Myers Squibb Co.	2.550%	11/13/50	105	102
	Cardinal Health Inc.	3.079%	6/15/24	50	53
	Cardinal Health Inc.	3.410%	6/15/27	45	49
[1]	Cigna Corp.	3.000%	7/15/23	100	104
	Cigna Corp.	3.750%	7/15/23	76	80
[1]	Cigna Corp.	3.250%	4/15/25	85	91
	Cigna Corp.	4.125%	11/15/25	75	84
[1]	Cigna Corp.	4.500%	2/25/26	150	170
[1]	Cigna Corp.	3.400%	3/1/27	75	83
	Cigna Corp.	4.375%	10/15/28	35	41
	Cigna Corp.	2.400%	3/15/30	86	89
	Cigna Corp.	2.375%	3/15/31	180	185
	Cigna Corp.	4.800%	8/15/38	95	119
31

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cigna Corp.	3.200%	3/15/40	55	58
[1]	Cigna Corp.	4.800%	7/15/46	135	173
[1]	Cigna Corp.	3.875%	10/15/47	50	57
	Cigna Corp.	4.900%	12/15/48	90	118
	Cigna Corp.	3.400%	3/15/50	135	144
	Cigna Corp.	3.400%	3/15/51	80	85
	CVS Health Corp.	2.750%	12/1/22	200	205
	CVS Health Corp.	3.700%	3/9/23	90	94
	CVS Health Corp.	2.625%	8/15/24	10	11
	CVS Health Corp.	3.875%	7/20/25	300	330
	CVS Health Corp.	2.875%	6/1/26	50	54
	CVS Health Corp.	3.000%	8/15/26	125	135
	CVS Health Corp.	3.625%	4/1/27	200	222
	CVS Health Corp.	1.300%	8/21/27	25	25
	CVS Health Corp.	4.300%	3/25/28	55	63
	CVS Health Corp.	3.250%	8/15/29	140	153
	CVS Health Corp.	3.750%	4/1/30	50	56
	CVS Health Corp.	1.750%	8/21/30	80	78
	CVS Health Corp.	4.780%	3/25/38	260	323
	CVS Health Corp.	4.125%	4/1/40	75	88
	CVS Health Corp.	2.700%	8/21/40	25	25
	CVS Health Corp.	5.300%	12/5/43	125	168
	CVS Health Corp.	5.125%	7/20/45	190	251
	CVS Health Corp.	5.050%	3/25/48	475	628
	CVS Health Corp.	4.250%	4/1/50	110	134
	Danaher Corp.	2.600%	10/1/50	25	24
	DENTSPLY SIRONA Inc.	3.250%	6/1/30	45	49
	DH Europe Finance II Sarl	2.600%	11/15/29	110	116
	DH Europe Finance II Sarl	3.250%	11/15/39	80	87
	DH Europe Finance II Sarl	3.400%	11/15/49	25	28
	Eli Lilly & Co.	3.375%	3/15/29	165	186
	Eli Lilly & Co.	3.950%	3/15/49	25	31
	Eli Lilly & Co.	2.250%	5/15/50	35	32
	Eli Lilly & Co.	4.150%	3/15/59	20	26
	Eli Lilly & Co.	2.500%	9/15/60	100	94
	Gilead Sciences Inc.	3.250%	9/1/22	50	51
	Gilead Sciences Inc.	2.500%	9/1/23	60	62
	Gilead Sciences Inc.	3.700%	4/1/24	175	188
	Gilead Sciences Inc.	3.500%	2/1/25	100	108
	Gilead Sciences Inc.	3.650%	3/1/26	25	28
	Gilead Sciences Inc.	2.950%	3/1/27	125	135
	Gilead Sciences Inc.	1.200%	10/1/27	35	34
	Gilead Sciences Inc.	1.650%	10/1/30	135	132
	Gilead Sciences Inc.	4.600%	9/1/35	20	25
	Gilead Sciences Inc.	4.000%	9/1/36	110	129
	Gilead Sciences Inc.	2.600%	10/1/40	20	19
	Gilead Sciences Inc.	5.650%	12/1/41	40	56
	Gilead Sciences Inc.	4.800%	4/1/44	60	77
	Gilead Sciences Inc.	4.500%	2/1/45	110	136
	Gilead Sciences Inc.	4.750%	3/1/46	120	154
	Gilead Sciences Inc.	4.150%	3/1/47	115	138
	Gilead Sciences Inc.	2.800%	10/1/50	95	93
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	90	93
	GlaxoSmithKline Capital Inc.	3.375%	5/15/23	75	79
	GlaxoSmithKline Capital Inc.	3.625%	5/15/25	50	55
32

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	105	121
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	160	241
GlaxoSmithKline Capital plc	0.534%	10/1/23	60	60
GlaxoSmithKline Capital plc	3.000%	6/1/24	35	37
GlaxoSmithKline Capital plc	3.375%	6/1/29	75	84
HCA Inc.	4.750%	5/1/23	125	133
HCA Inc.	5.000%	3/15/24	145	160
HCA Inc.	5.250%	4/15/25	50	57
HCA Inc.	5.250%	6/15/26	85	98
HCA Inc.	4.500%	2/15/27	75	85
HCA Inc.	4.125%	6/15/29	75	85
HCA Inc.	2.375%	7/15/31	45	45
HCA Inc.	5.125%	6/15/39	25	31
HCA Inc.	5.500%	6/15/47	90	119
HCA Inc.	5.250%	6/15/49	145	189
HCA Inc.	3.500%	7/15/51	85	87
Humana Inc.	0.650%	8/3/23	75	75
Humana Inc.	1.350%	2/3/27	35	35
Humana Inc.	2.150%	2/3/32	10	10
Humana Inc.	4.950%	10/1/44	58	76
Johnson & Johnson	2.625%	1/15/25	25	27
Johnson & Johnson	0.550%	9/1/25	100	99
Johnson & Johnson	2.450%	3/1/26	125	133
Johnson & Johnson	2.950%	3/3/27	105	115
Johnson & Johnson	2.900%	1/15/28	120	131
Johnson & Johnson	1.300%	9/1/30	125	122
Johnson & Johnson	3.550%	3/1/36	50	59
Johnson & Johnson	3.625%	3/3/37	150	176
Johnson & Johnson	5.950%	8/15/37	70	103
Johnson & Johnson	2.100%	9/1/40	50	48
Johnson & Johnson	3.700%	3/1/46	120	145
Johnson & Johnson	3.500%	1/15/48	80	95
Johnson & Johnson	2.250%	9/1/50	60	58
Johnson & Johnson	2.450%	9/1/60	75	73
Laboratory Corp. of America Holdings	3.600%	2/1/25	60	65
Laboratory Corp. of America Holdings	4.700%	2/1/45	50	62
McKesson Corp.	3.796%	3/15/24	35	38
Medtronic Inc.	3.500%	3/15/25	127	139
Medtronic Inc.	4.375%	3/15/35	100	125
Medtronic Inc.	4.625%	3/15/45	110	147
Merck & Co. Inc.	2.400%	9/15/22	80	81
Merck & Co. Inc.	2.800%	5/18/23	115	120
Merck & Co. Inc.	2.900%	3/7/24	50	53
Merck & Co. Inc.	2.750%	2/10/25	80	85
Merck & Co. Inc.	0.750%	2/24/26	135	134
Merck & Co. Inc.	3.400%	3/7/29	55	62
Merck & Co. Inc.	1.450%	6/24/30	20	20
Merck & Co. Inc.	3.900%	3/7/39	85	101
Merck & Co. Inc.	2.350%	6/24/40	115	113
Merck & Co. Inc.	4.150%	5/18/43	45	56
Merck & Co. Inc.	3.700%	2/10/45	100	117
Merck & Co. Inc.	4.000%	3/7/49	75	93
Merck & Co. Inc.	2.450%	6/24/50	95	91
Mylan Inc.	4.550%	4/15/28	25	29
Mylan Inc.	5.200%	4/15/48	130	162
33

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Novartis Capital Corp.	2.400%	9/21/22	25	26
Novartis Capital Corp.	3.400%	5/6/24	105	113
Novartis Capital Corp.	3.000%	11/20/25	40	43
Novartis Capital Corp.	2.000%	2/14/27	85	89
Novartis Capital Corp.	3.100%	5/17/27	100	110
Novartis Capital Corp.	2.200%	8/14/30	175	182
Novartis Capital Corp.	4.400%	5/6/44	125	163
Novartis Capital Corp.	4.000%	11/20/45	65	80
Novartis Capital Corp.	2.750%	8/14/50	45	47
PerkinElmer Inc.	3.300%	9/15/29	55	60
Perrigo Finance Unlimited Co.	3.150%	6/15/30	50	52
Pfizer Inc.	3.000%	6/15/23	60	63
Pfizer Inc.	3.200%	9/15/23	100	106
Pfizer Inc.	2.950%	3/15/24	75	80
Pfizer Inc.	3.400%	5/15/24	100	108
Pfizer Inc.	0.800%	5/28/25	50	50
Pfizer Inc.	2.750%	6/3/26	110	119
Pfizer Inc.	3.000%	12/15/26	25	28
Pfizer Inc.	3.600%	9/15/28	70	80
Pfizer Inc.	3.450%	3/15/29	100	113
Pfizer Inc.	2.625%	4/1/30	83	89
Pfizer Inc.	1.750%	8/18/31	50	50
Pfizer Inc.	7.200%	3/15/39	25	41
Pfizer Inc.	2.550%	5/28/40	110	112
Pfizer Inc.	4.300%	6/15/43	125	158
Pfizer Inc.	4.400%	5/15/44	40	51
Pfizer Inc.	4.125%	12/15/46	75	94
Pfizer Inc.	4.200%	9/15/48	135	171
Pfizer Inc.	4.000%	3/15/49	25	31
Pfizer Inc.	2.700%	5/28/50	110	111
Quest Diagnostics Inc.	2.950%	6/30/30	60	64
Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	110	106
Regeneron Pharmaceuticals Inc.	2.800%	9/15/50	20	19
Royalty Pharma plc	0.750%	9/2/23	103	103
Royalty Pharma plc	1.200%	9/2/25	50	50
Royalty Pharma plc	1.750%	9/2/27	35	35
Royalty Pharma plc	3.300%	9/2/40	20	20
Royalty Pharma plc	3.550%	9/2/50	55	55
Sanofi	3.625%	6/19/28	90	103
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	155	162
Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	90	98
Smith & Nephew plc	2.032%	10/14/30	75	74
Stryker Corp.	3.375%	11/1/25	110	120
Stryker Corp.	3.500%	3/15/26	25	27
Stryker Corp.	1.950%	6/15/30	10	10
Stryker Corp.	4.625%	3/15/46	75	98
Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	45	49
Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	180	217
Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	225	224
Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	95	98
Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	100	104
Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	60	64
Thermo Fisher Scientific Inc.	4.133%	3/25/25	85	94
Thermo Fisher Scientific Inc.	2.950%	9/19/26	75	81
Thermo Fisher Scientific Inc.	3.200%	8/15/27	6	7
34

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Thermo Fisher Scientific Inc.	4.497%	3/25/30	120	143
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	125	128
	Thermo Fisher Scientific Inc.	4.100%	8/15/47	35	43
	UnitedHealth Group Inc.	2.375%	10/15/22	40	41
	UnitedHealth Group Inc.	2.875%	3/15/23	25	26
	UnitedHealth Group Inc.	3.500%	6/15/23	25	26
	UnitedHealth Group Inc.	3.500%	2/15/24	120	129
	UnitedHealth Group Inc.	2.375%	8/15/24	50	53
	UnitedHealth Group Inc.	3.750%	7/15/25	80	89
	UnitedHealth Group Inc.	3.100%	3/15/26	50	55
	UnitedHealth Group Inc.	1.150%	5/15/26	50	50
	UnitedHealth Group Inc.	2.950%	10/15/27	100	110
	UnitedHealth Group Inc.	3.850%	6/15/28	75	86
	UnitedHealth Group Inc.	3.875%	12/15/28	65	75
	UnitedHealth Group Inc.	2.875%	8/15/29	75	81
	UnitedHealth Group Inc.	2.000%	5/15/30	150	153
	UnitedHealth Group Inc.	2.300%	5/15/31	50	52
	UnitedHealth Group Inc.	4.625%	7/15/35	60	76
	UnitedHealth Group Inc.	5.800%	3/15/36	57	81
	UnitedHealth Group Inc.	6.875%	2/15/38	135	210
	UnitedHealth Group Inc.	3.500%	8/15/39	25	28
	UnitedHealth Group Inc.	4.250%	3/15/43	25	31
	UnitedHealth Group Inc.	4.750%	7/15/45	85	113
	UnitedHealth Group Inc.	4.200%	1/15/47	115	142
	UnitedHealth Group Inc.	3.750%	10/15/47	75	88
	UnitedHealth Group Inc.	4.250%	6/15/48	160	202
	UnitedHealth Group Inc.	4.450%	12/15/48	110	143
	UnitedHealth Group Inc.	3.700%	8/15/49	30	35
	UnitedHealth Group Inc.	2.900%	5/15/50	50	52
	UnitedHealth Group Inc.	3.250%	5/15/51	50	55
	UnitedHealth Group Inc.	3.875%	8/15/59	50	60
	UnitedHealth Group Inc.	3.125%	5/15/60	55	58
[2]	Universal Health Services Inc.	2.650%	10/15/30	55	56
	Utah Acquisition Sub Inc.	3.950%	6/15/26	115	127
	Utah Acquisition Sub Inc.	5.250%	6/15/46	55	68
[2]	Viatris Inc.	1.650%	6/22/25	150	152
[2]	Viatris Inc.	2.300%	6/22/27	40	41
[2]	Viatris Inc.	2.700%	6/22/30	40	41
[2]	Viatris Inc.	3.850%	6/22/40	45	49
[2]	Viatris Inc.	4.000%	6/22/50	75	82
	Wyeth LLC	6.500%	2/1/34	120	175
	Wyeth LLC	5.950%	4/1/37	85	122
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	140	151
	Zimmer Biomet Holdings Inc.	3.550%	3/20/30	60	66
	Zoetis Inc.	3.250%	2/1/23	70	72
	Zoetis Inc.	3.000%	9/12/27	75	81
	Zoetis Inc.	2.000%	5/15/30	10	10
	Zoetis Inc.	4.700%	2/1/43	95	123
					34,336
Industrials (2.5%)
[1]	3M Co.	3.250%	2/14/24	25	27
	3M Co.	2.000%	2/14/25	10	10
	3M Co.	2.875%	10/15/27	45	49
[1]	3M Co.	3.375%	3/1/29	50	56
	3M Co.	2.375%	8/26/29	100	105
35

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	3M Co.	4.000%	9/14/48	60	74
	3M Co.	3.250%	8/26/49	50	55
	Amphenol Corp.	2.800%	2/15/30	55	58
	Carrier Global Corp.	2.242%	2/15/25	180	187
	Carrier Global Corp.	2.493%	2/15/27	125	132
	Carrier Global Corp.	2.722%	2/15/30	120	126
	Carrier Global Corp.	3.377%	4/5/40	50	54
	Carrier Global Corp.	3.577%	4/5/50	160	174
[1]	Caterpillar Financial Services Corp.	1.900%	9/6/22	15	15
[1]	Caterpillar Financial Services Corp.	1.950%	11/18/22	150	153
	Caterpillar Financial Services Corp.	0.250%	3/1/23	60	60
	Caterpillar Financial Services Corp.	0.650%	7/7/23	25	25
[1]	Caterpillar Financial Services Corp.	0.450%	9/14/23	25	25
[1]	Caterpillar Financial Services Corp.	2.150%	11/8/24	115	121
[1]	Caterpillar Financial Services Corp.	0.800%	11/13/25	35	35
[1]	Caterpillar Financial Services Corp.	1.100%	9/14/27	95	95
	Caterpillar Inc.	3.400%	5/15/24	20	21
	Caterpillar Inc.	2.600%	4/9/30	45	48
	Caterpillar Inc.	5.200%	5/27/41	30	42
	Caterpillar Inc.	3.803%	8/15/42	145	174
	Caterpillar Inc.	3.250%	9/19/49	55	61
	Caterpillar Inc.	3.250%	4/9/50	45	50
	Cummins Inc.	1.500%	9/1/30	55	53
	Deere & Co.	3.900%	6/9/42	65	79
	Deere & Co.	3.750%	4/15/50	65	79
	Eaton Corp.	2.750%	11/2/22	125	129
	Eaton Corp.	4.150%	11/2/42	50	60
	FedEx Corp.	3.250%	4/1/26	45	49
	FedEx Corp.	3.100%	8/5/29	45	49
	FedEx Corp.	4.250%	5/15/30	105	123
	FedEx Corp.	3.250%	5/15/41	20	21
	FedEx Corp.	5.100%	1/15/44	50	65
	FedEx Corp.	4.750%	11/15/45	100	126
	FedEx Corp.	4.550%	4/1/46	95	117
	FedEx Corp.	4.050%	2/15/48	35	41
	FedEx Corp.	4.950%	10/17/48	75	99
	FedEx Corp.	5.250%	5/15/50	75	104
	Fortive Corp.	3.150%	6/15/26	35	38
	Illinois Tool Works Inc.	2.650%	11/15/26	120	129
	Illinois Tool Works Inc.	3.900%	9/1/42	45	54
[1]	John Deere Capital Corp.	2.800%	3/6/23	60	62
[1]	John Deere Capital Corp.	0.450%	1/17/24	60	60
[1]	John Deere Capital Corp.	3.450%	3/13/25	45	49
[1]	John Deere Capital Corp.	0.700%	1/15/26	50	50
	Otis Worldwide Corp.	2.056%	4/5/25	98	102
	Otis Worldwide Corp.	2.565%	2/15/30	75	78
	Parker-Hannifin Corp.	3.250%	6/14/29	20	22
	Parker-Hannifin Corp.	4.000%	6/14/49	74	87
	Republic Services Inc.	2.500%	8/15/24	30	32
	Republic Services Inc.	3.950%	5/15/28	95	108
	Republic Services Inc.	1.750%	2/15/32	20	19
	Southwest Airlines Co.	4.750%	5/4/23	10	11
	Southwest Airlines Co.	5.250%	5/4/25	45	51
	Southwest Airlines Co.	5.125%	6/15/27	160	187
	Trane Technologies Luxembourg Finance SA	3.800%	3/21/29	40	45
36

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United Parcel Service Inc.	2.450%	10/1/22	20	20
	United Parcel Service Inc.	2.500%	4/1/23	50	52
	United Parcel Service Inc.	3.900%	4/1/25	14	15
	United Parcel Service Inc.	3.050%	11/15/27	65	72
	United Parcel Service Inc.	3.400%	3/15/29	72	81
	United Parcel Service Inc.	4.450%	4/1/30	67	81
	United Parcel Service Inc.	6.200%	1/15/38	85	127
	United Parcel Service Inc.	3.750%	11/15/47	20	24
	United Parcel Service Inc.	4.250%	3/15/49	25	32
	United Parcel Service Inc.	5.300%	4/1/50	130	193
	Waste Management Inc.	3.150%	11/15/27	25	27
	Waste Management Inc.	1.500%	3/15/31	60	58
	Westinghouse Air Brake Technologies Corp.	3.450%	11/15/26	65	70
	Westinghouse Air Brake Technologies Corp.	4.950%	9/15/28	70	82
	WW Grainger Inc.	4.600%	6/15/45	55	72
					5,416
Materials (1.5%)
	Air Products and Chemicals Inc.	2.050%	5/15/30	90	93
	Air Products and Chemicals Inc.	2.800%	5/15/50	45	46
[2]	Berry Global Inc.	0.950%	2/15/24	145	145
[2]	Berry Global Inc.	1.570%	1/15/26	10	10
	Carlisle Cos. Inc.	2.750%	3/1/30	50	52
	CF Industries Inc.	3.450%	6/1/23	45	47
	CF Industries Inc.	5.150%	3/15/34	45	56
	CF Industries Inc.	4.950%	6/1/43	45	56
	CF Industries Inc.	5.375%	3/15/44	45	58
	Dow Chemical Co.	7.375%	11/1/29	45	63
	Dow Chemical Co.	2.100%	11/15/30	15	15
	Dow Chemical Co.	9.400%	5/15/39	15	27
	Dow Chemical Co.	5.250%	11/15/41	135	178
	Dow Chemical Co.	4.375%	11/15/42	140	169
	Dow Chemical Co.	5.550%	11/30/48	35	50
	DuPont de Nemours Inc.	4.205%	11/15/23	85	92
	DuPont de Nemours Inc.	4.493%	11/15/25	95	107
	DuPont de Nemours Inc.	4.725%	11/15/28	125	149
	DuPont de Nemours Inc.	5.319%	11/15/38	100	132
	DuPont de Nemours Inc.	5.419%	11/15/48	120	170
	Eagle Materials Inc.	2.500%	7/1/31	10	10
	Eastman Chemical Co.	4.650%	10/15/44	30	37
	Huntsman International LLC	4.500%	5/1/29	45	52
	International Flavors & Fragrances Inc.	5.000%	9/26/48	45	60
	Martin Marietta Materials Inc.	2.400%	7/15/31	70	72
	Martin Marietta Materials Inc.	3.200%	7/15/51	40	41
	Mosaic Co.	4.250%	11/15/23	135	144
	Newmont Corp.	2.250%	10/1/30	60	60
	Newmont Corp.	6.250%	10/1/39	35	51
	Newmont Corp.	4.875%	3/15/42	100	128
	Nutrien Ltd.	4.200%	4/1/29	55	63
	Nutrien Ltd.	5.000%	4/1/49	29	39
	PPG Industries Inc.	3.750%	3/15/28	45	51
	Rio Tinto Alcan Inc.	6.125%	12/15/33	10	14
	Sherwin-Williams Co.	3.450%	6/1/27	110	122
	Sherwin-Williams Co.	2.950%	8/15/29	49	53
	Sherwin-Williams Co.	4.500%	6/1/47	70	88
	Suzano Austria GmbH	6.000%	1/15/29	190	227
37

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Suzano Austria GmbH	5.000%	1/15/30	100	114
	Vulcan Materials Co.	3.500%	6/1/30	40	45
	WRKCo Inc.	4.900%	3/15/29	85	102
					3,288
Real Estate (1.9%)
	Alexandria Real Estate Equities Inc.	3.375%	8/15/31	35	39
	Alexandria Real Estate Equities Inc.	2.000%	5/18/32	70	69
	Alexandria Real Estate Equities Inc.	1.875%	2/1/33	128	123
	Alexandria Real Estate Equities Inc.	3.000%	5/18/51	25	25
	American Tower Corp.	3.500%	1/31/23	35	37
	American Tower Corp.	5.000%	2/15/24	25	28
	American Tower Corp.	4.000%	6/1/25	50	55
	American Tower Corp.	3.375%	10/15/26	60	65
	American Tower Corp.	2.750%	1/15/27	35	37
	American Tower Corp.	3.550%	7/15/27	95	104
	American Tower Corp.	3.800%	8/15/29	50	56
	American Tower Corp.	2.900%	1/15/30	30	32
	American Tower Corp.	2.100%	6/15/30	125	124
	American Tower Corp.	1.875%	10/15/30	60	58
	American Tower Corp.	3.100%	6/15/50	40	40
	Boston Properties LP	3.850%	2/1/23	30	31
	Boston Properties LP	3.200%	1/15/25	20	21
	Boston Properties LP	3.650%	2/1/26	95	105
	Boston Properties LP	2.750%	10/1/26	45	48
	Boston Properties LP	3.400%	6/21/29	113	124
	Boston Properties LP	3.250%	1/30/31	100	108
	Brixmor Operating Partnership LP	4.125%	5/15/29	15	17
	Brixmor Operating Partnership LP	4.050%	7/1/30	80	91
	Camden Property Trust	2.800%	5/15/30	80	85
	CC Holdings GS V LLC	3.849%	4/15/23	15	16
	Crown Castle International Corp.	3.150%	7/15/23	70	73
	Crown Castle International Corp.	3.200%	9/1/24	20	21
	Crown Castle International Corp.	4.450%	2/15/26	50	56
	Crown Castle International Corp.	3.700%	6/15/26	95	105
	Crown Castle International Corp.	3.650%	9/1/27	60	66
	Crown Castle International Corp.	3.800%	2/15/28	115	128
	Crown Castle International Corp.	3.300%	7/1/30	135	146
	Crown Castle International Corp.	2.250%	1/15/31	5	5
	Crown Castle International Corp.	2.900%	4/1/41	75	74
	Crown Castle International Corp.	3.250%	1/15/51	62	63
	Digital Realty Trust LP	3.700%	8/15/27	10	11
	Digital Realty Trust LP	3.600%	7/1/29	95	106
	Equinix Inc.	2.625%	11/18/24	115	121
	Equinix Inc.	3.200%	11/18/29	85	92
	Equinix Inc.	2.150%	7/15/30	70	70
	ERP Operating LP	4.500%	7/1/44	45	58
	GLP Capital LP	5.250%	6/1/25	35	39
	GLP Capital LP	5.375%	4/15/26	30	34
	GLP Capital LP	5.300%	1/15/29	70	82
	Healthcare Trust of America Holdings LP	2.000%	3/15/31	50	49
	Healthpeak Properties Inc.	3.000%	1/15/30	75	80
[1]	Host Hotels & Resorts LP	3.500%	9/15/30	42	44
	Prologis LP	2.250%	4/15/30	80	82
	Prologis LP	1.250%	10/15/30	20	19
	Realty Income Corp.	4.650%	8/1/23	50	53
38

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Realty Income Corp.	3.250%	1/15/31	65	72
Simon Property Group LP	3.375%	10/1/24	20	21
Simon Property Group LP	3.500%	9/1/25	35	38
Simon Property Group LP	3.300%	1/15/26	100	108
Simon Property Group LP	3.250%	11/30/26	30	33
Simon Property Group LP	3.375%	6/15/27	35	38
Simon Property Group LP	3.375%	12/1/27	110	121
Simon Property Group LP	2.450%	9/13/29	115	119
Simon Property Group LP	2.650%	7/15/30	50	52
Simon Property Group LP	3.250%	9/13/49	68	70
Simon Property Group LP	3.800%	7/15/50	40	45
Ventas Realty LP	4.400%	1/15/29	35	40
Welltower Inc.	3.625%	3/15/24	15	16
Welltower Inc.	4.000%	6/1/25	6	7
Welltower Inc.	4.250%	4/15/28	60	69
Welltower Inc.	3.100%	1/15/30	115	123
				4,187
Technology (13.8%)
Adobe Inc.	3.250%	2/1/25	150	162
Adobe Inc.	2.150%	2/1/27	50	53
Adobe Inc.	2.300%	2/1/30	35	37
Analog Devices Inc.	3.900%	12/15/25	130	145
Analog Devices Inc.	3.500%	12/5/26	15	17
Apple Inc.	1.700%	9/11/22	40	41
Apple Inc.	2.100%	9/12/22	100	102
Apple Inc.	2.400%	1/13/23	175	180
Apple Inc.	2.850%	2/23/23	150	155
Apple Inc.	2.400%	5/3/23	225	233
Apple Inc.	0.750%	5/11/23	75	76
Apple Inc.	3.000%	2/9/24	100	106
Apple Inc.	3.450%	5/6/24	75	81
Apple Inc.	2.850%	5/11/24	38	40
Apple Inc.	1.800%	9/11/24	100	104
Apple Inc.	2.750%	1/13/25	100	106
Apple Inc.	2.500%	2/9/25	100	106
Apple Inc.	3.200%	5/13/25	25	27
Apple Inc.	0.550%	8/20/25	125	124
Apple Inc.	0.700%	2/8/26	80	80
Apple Inc.	3.250%	2/23/26	390	427
Apple Inc.	2.450%	8/4/26	175	187
Apple Inc.	2.050%	9/11/26	75	79
Apple Inc.	3.350%	2/9/27	230	256
Apple Inc.	3.200%	5/11/27	125	138
Apple Inc.	3.000%	6/20/27	110	121
Apple Inc.	2.900%	9/12/27	200	218
Apple Inc.	3.000%	11/13/27	20	22
Apple Inc.	1.400%	8/5/28	110	110
Apple Inc.	2.200%	9/11/29	50	52
Apple Inc.	1.650%	5/11/30	100	100
Apple Inc.	1.250%	8/20/30	25	24
Apple Inc.	1.650%	2/8/31	220	218
Apple Inc.	1.700%	8/5/31	50	50
Apple Inc.	4.500%	2/23/36	153	194
Apple Inc.	3.850%	5/4/43	200	239
Apple Inc.	4.450%	5/6/44	25	32
39

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Apple Inc.	4.375%	5/13/45	110	141
	Apple Inc.	4.650%	2/23/46	155	207
	Apple Inc.	3.850%	8/4/46	155	185
	Apple Inc.	4.250%	2/9/47	100	126
	Apple Inc.	3.750%	9/12/47	105	124
	Apple Inc.	3.750%	11/13/47	150	177
	Apple Inc.	2.950%	9/11/49	50	52
	Apple Inc.	2.650%	5/11/50	145	144
	Apple Inc.	2.400%	8/20/50	130	123
	Apple Inc.	2.650%	2/8/51	155	153
	Apple Inc.	2.700%	8/5/51	85	85
	Apple Inc.	2.550%	8/20/60	100	94
	Apple Inc.	2.800%	2/8/61	145	143
	Apple Inc.	2.850%	8/5/61	70	70
	Applied Materials Inc.	3.300%	4/1/27	91	101
	Applied Materials Inc.	1.750%	6/1/30	20	20
	Applied Materials Inc.	4.350%	4/1/47	55	70
	Applied Materials Inc.	2.750%	6/1/50	90	90
	Automatic Data Processing Inc.	3.375%	9/15/25	80	88
	Automatic Data Processing Inc.	1.700%	5/15/28	70	71
	Automatic Data Processing Inc.	1.250%	9/1/30	70	67
	Broadcom Corp.	3.625%	1/15/24	75	80
	Broadcom Corp.	3.875%	1/15/27	300	331
	Broadcom Corp.	3.500%	1/15/28	70	76
	Broadcom Inc.	4.700%	4/15/25	50	56
	Broadcom Inc.	3.150%	11/15/25	62	66
	Broadcom Inc.	4.250%	4/15/26	130	145
	Broadcom Inc.	3.459%	9/15/26	40	43
[2]	Broadcom Inc.	1.950%	2/15/28	50	50
	Broadcom Inc.	4.110%	9/15/28	160	180
	Broadcom Inc.	4.750%	4/15/29	100	116
	Broadcom Inc.	5.000%	4/15/30	105	125
	Broadcom Inc.	4.150%	11/15/30	75	84
[2]	Broadcom Inc.	2.450%	2/15/31	250	248
	Broadcom Inc.	4.300%	11/15/32	175	200
[2]	Broadcom Inc.	2.600%	2/15/33	55	54
[2]	Broadcom Inc.	3.419%	4/15/33	38	40
[2]	Broadcom Inc.	3.469%	4/15/34	70	74
[2]	Broadcom Inc.	3.500%	2/15/41	205	210
[2]	Broadcom Inc.	3.750%	2/15/51	165	172
	Broadridge Financial Solutions Inc.	2.900%	12/1/29	50	53
	Broadridge Financial Solutions Inc.	2.600%	5/1/31	60	62
	Cintas Corp. No. 2	3.700%	4/1/27	95	107
	Cisco Systems Inc.	2.200%	9/20/23	60	62
	Cisco Systems Inc.	3.625%	3/4/24	75	81
	Cisco Systems Inc.	2.950%	2/28/26	50	55
	Cisco Systems Inc.	2.500%	9/20/26	95	102
	Cisco Systems Inc.	5.900%	2/15/39	100	146
	Cisco Systems Inc.	5.500%	1/15/40	105	149
	Citrix Systems Inc.	1.250%	3/1/26	35	35
	Citrix Systems Inc.	4.500%	12/1/27	70	80
	Citrix Systems Inc.	3.300%	3/1/30	25	26
	Corning Inc.	4.375%	11/15/57	100	123
	Corning Inc.	5.450%	11/15/79	20	28
	Dell International LLC	5.450%	6/15/23	260	280
40

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Dell International LLC	4.000%	7/15/24	5	5
	Dell International LLC	5.850%	7/15/25	25	29
	Dell International LLC	6.020%	6/15/26	205	245
	Dell International LLC	4.900%	10/1/26	167	193
	Dell International LLC	5.300%	10/1/29	85	103
	Dell International LLC	8.100%	7/15/36	54	83
	Dell International LLC	8.350%	7/15/46	122	201
	Equifax Inc.	2.600%	12/1/24	85	89
	Equifax Inc.	2.350%	9/15/31	50	50
	Fidelity National Information Services Inc.	0.375%	3/1/23	25	25
	Fidelity National Information Services Inc.	0.600%	3/1/24	125	125
	Fidelity National Information Services Inc.	1.150%	3/1/26	105	105
	Fidelity National Information Services Inc.	1.650%	3/1/28	75	75
	Fidelity National Information Services Inc.	2.250%	3/1/31	40	40
	Fidelity National Information Services Inc.	3.100%	3/1/41	60	62
	Fiserv Inc.	3.800%	10/1/23	130	139
	Fiserv Inc.	2.750%	7/1/24	75	79
	Fiserv Inc.	3.850%	6/1/25	30	33
	Fiserv Inc.	3.200%	7/1/26	135	147
	Fiserv Inc.	2.250%	6/1/27	55	57
	Fiserv Inc.	4.200%	10/1/28	60	69
	Fiserv Inc.	3.500%	7/1/29	55	61
	Fiserv Inc.	2.650%	6/1/30	90	93
	Fiserv Inc.	4.400%	7/1/49	152	186
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	110	114
	Hewlett Packard Enterprise Co.	2.250%	4/1/23	150	154
	Hewlett Packard Enterprise Co.	4.450%	10/2/23	25	27
	Hewlett Packard Enterprise Co.	1.450%	4/1/24	20	20
	Hewlett Packard Enterprise Co.	4.650%	10/1/24	25	28
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	165	188
	Hewlett Packard Enterprise Co.	1.750%	4/1/26	50	51
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	80	111
	HP Inc.	2.200%	6/17/25	95	99
[2]	HP Inc.	1.450%	6/17/26	45	45
	HP Inc.	3.000%	6/17/27	40	43
	HP Inc.	3.400%	6/17/30	40	43
[2]	HP Inc.	2.650%	6/17/31	10	10
	HP Inc.	6.000%	9/15/41	73	96
	Intel Corp.	2.700%	12/15/22	110	113
	Intel Corp.	2.875%	5/11/24	25	27
	Intel Corp.	3.400%	3/25/25	25	27
	Intel Corp.	3.700%	7/29/25	150	165
	Intel Corp.	2.600%	5/19/26	25	27
	Intel Corp.	3.750%	3/25/27	55	62
	Intel Corp.	3.150%	5/11/27	130	143
	Intel Corp.	1.600%	8/12/28	55	55
	Intel Corp.	2.450%	11/15/29	150	158
	Intel Corp.	3.900%	3/25/30	85	99
	Intel Corp.	2.000%	8/12/31	85	85
	Intel Corp.	4.000%	12/15/32	35	42
	Intel Corp.	4.600%	3/25/40	50	64
	Intel Corp.	2.800%	8/12/41	40	41
	Intel Corp.	4.800%	10/1/41	25	33
	Intel Corp.	4.900%	7/29/45	25	33
	Intel Corp.	4.100%	5/11/47	105	127
41

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Intel Corp.	3.734%	12/8/47	150	172
	Intel Corp.	3.250%	11/15/49	225	240
	Intel Corp.	4.750%	3/25/50	70	94
	Intel Corp.	3.050%	8/12/51	70	72
	Intel Corp.	3.100%	2/15/60	40	41
	Intel Corp.	4.950%	3/25/60	35	49
	Intel Corp.	3.200%	8/12/61	40	41
	International Business Machines Corp.	2.875%	11/9/22	125	129
	International Business Machines Corp.	3.375%	8/1/23	50	53
	International Business Machines Corp.	3.625%	2/12/24	110	118
	International Business Machines Corp.	3.000%	5/15/24	115	122
	International Business Machines Corp.	3.450%	2/19/26	163	180
	International Business Machines Corp.	3.300%	5/15/26	85	94
	International Business Machines Corp.	1.700%	5/15/27	55	56
	International Business Machines Corp.	3.500%	5/15/29	110	123
	International Business Machines Corp.	1.950%	5/15/30	125	125
	International Business Machines Corp.	4.150%	5/15/39	100	120
	International Business Machines Corp.	4.000%	6/20/42	45	53
	International Business Machines Corp.	4.250%	5/15/49	155	194
	International Business Machines Corp.	2.950%	5/15/50	80	81
	KLA Corp.	4.650%	11/1/24	40	44
	KLA Corp.	4.100%	3/15/29	125	144
	KLA Corp.	3.300%	3/1/50	20	22
	Lam Research Corp.	3.750%	3/15/26	65	73
	Lam Research Corp.	4.000%	3/15/29	100	116
	Lam Research Corp.	1.900%	6/15/30	15	15
	Lam Research Corp.	4.875%	3/15/49	55	76
	Lam Research Corp.	2.875%	6/15/50	25	26
[2]	Marvell Technology Inc.	2.450%	4/15/28	10	10
[2]	Marvell Technology Inc.	2.950%	4/15/31	60	62
	Microchip Technology Inc.	4.333%	6/1/23	80	85
	Micron Technology Inc.	4.185%	2/15/27	55	62
	Micron Technology Inc.	4.663%	2/15/30	85	100
	Microsoft Corp.	2.650%	11/3/22	25	26
	Microsoft Corp.	2.125%	11/15/22	80	82
	Microsoft Corp.	2.375%	5/1/23	100	103
	Microsoft Corp.	2.000%	8/8/23	25	26
	Microsoft Corp.	3.625%	12/15/23	55	59
	Microsoft Corp.	2.875%	2/6/24	150	158
	Microsoft Corp.	2.700%	2/12/25	105	112
	Microsoft Corp.	3.125%	11/3/25	175	191
	Microsoft Corp.	2.400%	8/8/26	210	225
	Microsoft Corp.	3.300%	2/6/27	250	279
	Microsoft Corp.	3.500%	2/12/35	95	112
	Microsoft Corp.	3.450%	8/8/36	155	181
	Microsoft Corp.	4.100%	2/6/37	5	6
	Microsoft Corp.	4.450%	11/3/45	25	34
	Microsoft Corp.	3.700%	8/8/46	101	123
	Microsoft Corp.	2.525%	6/1/50	325	324
	Microsoft Corp.	2.921%	3/17/52	369	396
	Microsoft Corp.	4.500%	2/6/57	85	121
	Microsoft Corp.	2.675%	6/1/60	155	156
	Microsoft Corp.	3.041%	3/17/62	205	223
	Motorola Solutions Inc.	4.600%	5/23/29	75	88
	Motorola Solutions Inc.	2.300%	11/15/30	25	25
42

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Motorola Solutions Inc.	2.750%	5/24/31	50	52
	NetApp Inc.	1.875%	6/22/25	45	46
	NVIDIA Corp.	0.309%	6/15/23	10	10
	NVIDIA Corp.	0.584%	6/14/24	60	60
	NVIDIA Corp.	3.200%	9/16/26	140	154
	NVIDIA Corp.	2.850%	4/1/30	75	81
	NVIDIA Corp.	2.000%	6/15/31	60	61
	NVIDIA Corp.	3.500%	4/1/40	30	34
	NVIDIA Corp.	3.500%	4/1/50	145	166
[2]	NXP BV	4.875%	3/1/24	10	11
[2]	NXP BV	3.875%	6/18/26	65	72
[2]	NXP BV	4.300%	6/18/29	95	109
[2]	NXP BV	3.400%	5/1/30	130	143
[2]	NXP BV	2.500%	5/11/31	50	51
[2]	NXP BV	3.250%	5/11/41	20	21
	Oracle Corp.	2.500%	10/15/22	138	141
	Oracle Corp.	2.625%	2/15/23	100	103
	Oracle Corp.	3.625%	7/15/23	150	159
	Oracle Corp.	2.400%	9/15/23	76	79
	Oracle Corp.	3.400%	7/8/24	25	27
	Oracle Corp.	2.950%	11/15/24	50	53
	Oracle Corp.	2.500%	4/1/25	205	215
	Oracle Corp.	2.950%	5/15/25	130	138
	Oracle Corp.	1.650%	3/25/26	105	107
	Oracle Corp.	2.650%	7/15/26	195	207
	Oracle Corp.	2.800%	4/1/27	225	240
	Oracle Corp.	3.250%	11/15/27	175	191
	Oracle Corp.	2.300%	3/25/28	100	103
	Oracle Corp.	2.950%	4/1/30	135	143
	Oracle Corp.	2.875%	3/25/31	140	147
	Oracle Corp.	4.300%	7/8/34	150	175
	Oracle Corp.	3.900%	5/15/35	35	39
	Oracle Corp.	3.850%	7/15/36	85	94
	Oracle Corp.	3.800%	11/15/37	120	132
	Oracle Corp.	6.500%	4/15/38	115	164
	Oracle Corp.	6.125%	7/8/39	75	104
	Oracle Corp.	3.600%	4/1/40	215	229
	Oracle Corp.	5.375%	7/15/40	190	246
	Oracle Corp.	3.650%	3/25/41	85	91
	Oracle Corp.	4.500%	7/8/44	25	30
	Oracle Corp.	4.125%	5/15/45	45	51
	Oracle Corp.	4.000%	7/15/46	180	198
	Oracle Corp.	4.000%	11/15/47	130	143
	Oracle Corp.	3.600%	4/1/50	256	267
	Oracle Corp.	3.950%	3/25/51	245	272
	Oracle Corp.	4.375%	5/15/55	160	188
	Oracle Corp.	3.850%	4/1/60	220	237
	QUALCOMM Inc.	2.600%	1/30/23	100	103
	QUALCOMM Inc.	2.900%	5/20/24	25	27
	QUALCOMM Inc.	3.450%	5/20/25	75	82
	QUALCOMM Inc.	3.250%	5/20/27	72	80
	QUALCOMM Inc.	2.150%	5/20/30	225	230
	QUALCOMM Inc.	4.650%	5/20/35	50	64
	QUALCOMM Inc.	4.800%	5/20/45	80	107
	QUALCOMM Inc.	4.300%	5/20/47	45	57
43

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
QUALCOMM Inc.	3.250%	5/20/50	105	115
Quanta Services Inc.	2.900%	10/1/30	60	63
RELX Capital Inc.	4.000%	3/18/29	35	40
RELX Capital Inc.	3.000%	5/22/30	75	80
Roper Technologies Inc.	4.200%	9/15/28	55	63
Roper Technologies Inc.	1.750%	2/15/31	75	73
salesforce.com Inc.	3.250%	4/11/23	120	125
salesforce.com Inc.	0.625%	7/15/24	50	50
salesforce.com Inc.	3.700%	4/11/28	115	131
salesforce.com Inc.	1.500%	7/15/28	45	45
salesforce.com Inc.	1.950%	7/15/31	70	71
salesforce.com Inc.	2.700%	7/15/41	60	61
salesforce.com Inc.	2.900%	7/15/51	95	98
salesforce.com Inc.	3.050%	7/15/61	85	89
ServiceNow Inc.	1.400%	9/1/30	88	84
Texas Instruments Inc.	1.375%	3/12/25	60	61
Texas Instruments Inc.	2.250%	9/4/29	95	99
Texas Instruments Inc.	1.750%	5/4/30	50	50
Texas Instruments Inc.	3.875%	3/15/39	20	24
Texas Instruments Inc.	4.150%	5/15/48	90	114
Verisk Analytics Inc.	4.000%	6/15/25	71	78
VMware Inc.	0.600%	8/15/23	50	50
VMware Inc.	1.400%	8/15/26	85	85
VMware Inc.	3.900%	8/21/27	135	151
VMware Inc.	1.800%	8/15/28	35	35
VMware Inc.	4.700%	5/15/30	110	131
Xilinx Inc.	2.950%	6/1/24	50	53
Xilinx Inc.	2.375%	6/1/30	85	87
				29,918
Utilities (0.1%)
American Water Capital Corp.	6.593%	10/15/37	52	78
American Water Capital Corp.	3.750%	9/1/47	35	40
				118
Total Corporate Bonds (Cost $213,163)				214,835
Total Investments (99.0%) (Cost $213,281)				214,954
Other Assets and Liabilities—Net (1.0%)				2,141
Net Assets (100%)				217,095
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, the aggregate value was $4,026,000, representing 1.9% of net assets.
3	Securities with a value of $33,000 have been segregated as initial margin for open futures contracts.
44

ESG U.S. Corporate Bond ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2021	4	881	—
5-Year U.S. Treasury Note	December 2021	4	495	1
Long U.S. Treasury Bond	December 2021	1	163	1
Ultra 10-Year U.S. Treasury Note	December 2021	8	1,184	2
				4

Short Futures Contracts
10-Year U.S. Treasury Note	December 2021	(7)	(934)	—
Ultra Long U.S. Treasury Bond	December 2021	(3)	(592)	2
				2
				6
See accompanying Notes, which are an integral part of the Financial Statements.
45

ESG U.S. Corporate Bond ETF
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Unaffiliated Issuers (Cost $213,281)	214,954
Investment in Vanguard	6
Cash	585
Receivables for Investment Securities Sold	1,294
Receivables for Accrued Income	1,855
Variation Margin Receivable—Futures Contracts	3
Total Assets	218,697
Liabilities
Payables for Investment Securities Purchased	1,591
Payables to Vanguard	11
Total Liabilities	1,602
Net Assets	217,095
At August 31, 2021, net assets consisted of:

Paid-in Capital	215,199
Total Distributable Earnings (Loss)	1,896
Net Assets	217,095

Net Assets
Applicable to 2,900,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	217,095
Net Asset Value Per Share	$74.86
See accompanying Notes, which are an integral part of the Financial Statements.
46

ESG U.S. Corporate Bond ETF
Statement of Operations

September 22, 2020[1] to August 31, 2021
($000)
Investment Income
Income
Interest	2,124
Total Income	2,124
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2
Management and Administrative	80
Marketing and Distribution	4
Custodian Fees	10
Auditing Fees	36
Shareholders’ Reports	5
Trustees’ Fees and Expenses	—
Total Expenses	137
Net Investment Income	1,987
Realized Net Gain (Loss)
Investment Securities Sold	(95)
Futures Contracts	(2)
Realized Net Gain (Loss)	(97)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,673
Futures Contracts	6
Change in Unrealized Appreciation (Depreciation)	1,679
Net Increase (Decrease) in Net Assets Resulting from Operations	3,569
1	Inception.
See accompanying Notes, which are an integral part of the Financial Statements.
47

ESG U.S. Corporate Bond ETF
Statement of Changes in Net Assets

September 22, 2020[1] to August 31, 2021
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,987
Realized Net Gain (Loss)	(97)
Change in Unrealized Appreciation (Depreciation)	1,679
Net Increase (Decrease) in Net Assets Resulting from Operations	3,569
Distributions
Total Distributions	(1,673)
Capital Share Transactions
Issued	215,199
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) from Capital Share Transactions	215,199
Total Increase (Decrease)	217,095
Net Assets
Beginning of Period	—
End of Period	217,095
1	Inception.
See accompanying Notes, which are an integral part of the Financial Statements.
48

ESG U.S. Corporate Bond ETF
Financial Highlights
September 22, 2020[1] to August 31, 2021
For a Share Outstanding Throughout the Period
Net Asset Value, Beginning of Period	$75.00
Investment Operations
Net Investment Income[2]	1.211
Net Realized and Unrealized Gain (Loss) on Investments	(.330)
Total from Investment Operations	.881
Distributions
Dividends from Net Investment Income	(1.021)
Distributions from Realized Capital Gains	—
Total Distributions	(1.021)
Net Asset Value, End of Period	$74.86
Total Return	1.20%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$217
Ratio of Total Expenses to Average Net Assets	0.12%[3]
Ratio of Net Investment Income to Average Net Assets	1.74%[3]
Portfolio Turnover Rate[4]	24%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
49

ESG U.S. Corporate Bond ETF
Notes to Financial Statements
Vanguard ESG U.S. Corporate Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker.
Certain of the fund's investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the period ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years
50

ESG U.S. Corporate Bond ETF
after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the period ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
51

ESG U.S. Corporate Bond ETF
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $6,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	119	—	119
Corporate Bonds	—	214,835	—	214,835
Total	—	214,954	—	214,954

Derivative Financial Instruments
Assets
Futures Contracts[1]	6	—	—	6
Liabilities
Futures Contracts[1]	—	—	—	—
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from straddles; and the recognition of
52

ESG U.S. Corporate Bond ETF
unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	314
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(88)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,670
The tax character of distributions paid was as follows:
Period Ended August 31, 2021
Amount ($000)
Ordinary Income*	1,673
Long-Term Capital Gains	—
Total	1,673
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	213,284
Gross Unrealized Appreciation	2,817
Gross Unrealized Depreciation	(1,147)
Net Unrealized Appreciation (Depreciation)	1,670
E.  During the period ended August 31, 2021, the fund purchased $237,145,000 of investment securities and sold $22,393,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $6,568,000 and $6,449,000, respectively. Purchases and sales include $212,246,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the period ended August 31, 2021, such purchases were $596,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
53

ESG U.S. Corporate Bond ETF
F.  Capital shares issued and redeemed were:
September 22, 2020[1] to August 31, 2021
Shares (000)
Issued	2,900
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) in Shares Outstanding	2,900
1	Inception.
G.  Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
54

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard ESG U.S. Corporate Bond ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard ESG U.S. Corporate Bond ETF (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 22, 2020 (inception) through August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations, changes in its net assets and the financial highlights for the period September 22, 2020 (inception) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
55

Special 2021 tax information (unaudited) for Vanguard ESG U.S. Corporate Bond ETF
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The percentage of the ordinary dividends reported by the fund that is treated as a section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.0%.
56

Trustees Approve Advisory Arrangement
Effective September 2020, the board of trustees of Vanguard World Fund approved the launch of Vanguard ESG U.S. Corporate Bond ETF, which utilizes an internalized management structure whereby The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group, provides investment advisory services to the fund. Following that initial approval, in March 2021, the board renewed the fund’s investment advisory arrangement with Vanguard, through its Fixed Income Group. The board determined that initially approving and continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management.
In approving the renewal of the fund’s investment advisory arrangement, the board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports following the launch date until its March 2021 board meeting, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their March 2021 board meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. The board also considered the factors discussed below, among others, in initially approving and renewing the fund’s investment advisory arrangement. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board considered the quality of the investment management services to be provided to the fund and, since the fund’s inception in 2020, in initially approving the advisory arrangement and approving the renewal, respectively. The board also took into account the organizational depth and stability of the advisor and noted that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to sound, disciplined investment management processes; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval and continuation of the advisory arrangement.
Investment performance
The board determined that the Fixed Income Group, in its management of other Vanguard funds, has a track record of consistent performance and disciplined investment processes. In approving the continuation of the advisory arrangement, the board considered the since-inception performance of the fund, including any periods of outperformance or underperformance compared
57

with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
In initially approving the advisory arrangement, the board concluded that the fund’s estimated expense ratio for the current fiscal year would be well below the average expense ratio charged by funds in its peer group and that the fund’s estimated advisory expenses for the current fiscal year would also be well below the peer-group average. In approving the continuation of the advisory arrangement, while the fund had not yet been in existence for a full fiscal year, the board concluded that the fund’s estimated expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s estimated advisory expenses were also well below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that Vanguard’s arrangement with the fund ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
58

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard ESG U.S. Corporate Bond ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
59

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays MSCI US Corporate SRI Select Index (Index or Bloomberg Barclays Index).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the ESG U.S. Corporate Bond ETF and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the ESG U.S. Corporate Bond ETF. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the ESG U.S. Corporate Bond ETF. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the ESG U.S. Corporate Bond ETF or the owners of the ESG U.S. Corporate Bond ETF.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the ESG U.S. Corporate Bond ETF. Investors acquire the ESG U.S. Corporate Bond ETF from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the ESG U.S. Corporate Bond ETF. The ESG U.S. Corporate Bond ETF is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the ESG U.S. Corporate Bond ETF or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the ESG U.S. Corporate Bond ETF with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the ESG U.S. Corporate Bond ETF to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the ESG U.S. Corporate Bond ETF or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the ESG U.S. Corporate Bond ETF.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the ESG U.S. Corporate Bond ETF, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the ESG U.S. Corporate Bond ETF, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE ESG U.S. CORPORTATE BOND ETF.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.
© 2021 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. McIsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q41580 102021

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended August 31, 2021: $687,000

Fiscal Year Ended August 31, 2020: $720,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2021: $11,244,694

Fiscal Year Ended August 31, 2020: $10,761,407

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended August 31, 2021: $2,955,181

Fiscal Year Ended August 31, 2020: $2,915,863

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended August 31, 2021: $2,047,574

Fiscal Year Ended August 31, 2020: $247,168

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended August 31, 2021: $280,000

Fiscal Year Ended August 31, 2020: $115,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)         Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2021: $2,327,574

Fiscal Year Ended August 31, 2020: $362,168

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)         For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 20, 2021

VANGUARD WORLD FUND

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: October 20, 2021

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 12, 2021 (see File Number 33-23444), and a Power of Attorney filed on August 26, 2021 (see file Number 811-02652), Incorporated by Reference.